UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

John Fitzgerald

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2007 through April 30, 2008 for all Funds except for JPMorgan Emerging Economies Fund which is February 28, 2008 through April 30, 2008.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT
SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED)

JPMorgan Funds

Tax Aware
Funds

JPMorgan Tax Aware Core Equity Fund
JPMorgan Tax Aware Diversified Equity Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Tax Aware Core Equity Fund	2
JPMorgan Tax Aware Diversified Equity Fund	4
Schedules of Portfolio Investments	6
Financial Statements	12
Financial Highlights	16
Notes to Financial Statements	18
Schedule of Shareholder Expenses	23

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to a Fund’s prospectus for a discussion of a Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 12, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Tax Aware Core Equity Fund and the JPMorgan Tax Aware Diversified Equity Fund. Inside, you’ll find information detailing the performance of the funds for the six-month period ended April 30, 2008, along with a report from the portfolio managers.

“Equity investors faced significant challenges during the six months, as negative news impacted the financial markets.”

Stock returns turn negative

Equity investors faced significant challenges during the six months, as negative news impacted the financial markets. Across the board, stock returns were sharply negative for the period. The S&P 500 Index returned –9.64%, while large-, mid- and small-cap stocks returned –9.55%, –8.75% and –12.92%, respectively (as measured by the Russell 1000, Russell Midcap and Russell 2000 Indexes).

Credit problems fuel volatility, losses

After enjoying a lengthy period of healthy returns, U.S. stocks were negatively affected early in the period, as problems in other segments of the economy spilled into the stock market. The slowing economy and weak housing market — coupled with the sub-prime mortgage market and ensuing credit crises — stifled stock market performance, resulting in a widespread market correction.

As these problems grew, volatility increased, and investors attempted to gauge the identity of companies holding risky U.S. mortgage debt and the extent of their losses. Market liquidity shrank, as investors shunned riskier assets. As the credit crisis unfolded, several companies in the financial sector revealed large losses from sub-prime debt exposure, which further soured market sentiment.

Fed shows its resolve

Concerned about ramifications for the entire U.S. financial system, the Federal Reserve (Fed) took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. At the same time, the Fed demonstrated its commitment to restoring liquidity to the U.S. financial system. It launched new funding facilities for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

The Fed also continued to pursue its “more traditional” monetary policies in an attempt to avert an economic recession. On the heels of a 50-basis point (bp) cut to the fed funds target rate in September and a 25-bp cut in October, the Fed continued its easing campaign in December, lowering the rate by another 25 bps. On January 22, 2008, the Fed surprised most observers with a 75-bp rate cut prior to its next Federal Open Market Committee meeting, at which the Fed cut another 50 bps from its short-term rate. Additional rate cuts of 75 bps and 25 bps followed at its March and April meetings, respectively, leaving the fed funds target at 2.0%.

Central Bank sparks confidence

The Fed’s aggressive responses to slowing economic growth and the mounting credit crisis helped provide stability to jittery U.S. financial markets. In the wake of the Fed’s unprecedented actions in March, U.S. stocks rebounded nicely in April, with the S&P 500 Index returning 4.87%. Key data include the S&P/Case-Shiller Home Price Indexes, whose 20-city composite showed a 10.7% year-over-year drop in late March and, we believe, served as a stark reminder that declining property values — along with rising mortgage default rates — remained serious problems.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   1

JPMorgan Tax Aware Core Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 3, 2006
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$53,465
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Core Equity Fund, which seeks to provide high after tax total return from a portfolio of selected equity securities,* returned –9.86%** (Select Class Shares) for the six months ended April 30, 2008, compared to the –9.64% return for the S&P 500 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the pharmaceutical/medical technology, capital markets and energy sectors. At the individual stock level, Merck & Co. Inc. and Schering-Plough Corp. were top detractors from performance. Negative news flow about Merck and Schering-Plough’s co-marketed cholesterol drug, Vytorin, hurt both companies. Investor concerns were heightened after research publications recommended that doctors limit their usage of Vytorin until additional clinical trials could prove the effectiveness of the drug. Of the two companies, Schering-Plough had the greater exposure, with more than 60% of its profits generated by its cholesterol franchise. Johnson Controls Inc., an automotive parts manufacturer, also hurt returns. The company’s shares declined as credit pressures weighed on its customer base, causing growth expectations to moderate. Additionally, the company provided disappointing full-year guidance by cutting its North American auto production forecast.

On the positive side, stock selection in the retail, network technology and semiconductor sectors helped returns. At the individual stock level, Wal-Mart Stores Inc. was a top contributor during the period. The company benefited from an increase in same-store sales in February, outpacing rival Target for the first time since August 2004. Same-stores sales growth was attributed to discounting earlier and more broadly than competitors, luring consumers who were coping with depressed home values, and higher food and energy prices. Analysts also recognized that management had done a better job managing inventory. Corning Inc. also helped returns. The company benefited from a strong earnings report and higher earnings-per-share guidance. The company also raised guidance on LCD glass volume, a main component of flat-panel screens, due to strong demand from outside of the U.S. and Europe. Railroad operator Norfolk Southern Corp. aided performance. The company benefited from a strong earnings report, which cited increased profit despite higher fuel costs. Improvements in core pricing, combined with operating margin expansion, accounted for the profit gains. Additionally, the company benefited from global commodities growth.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund attempted to exploit mispriced stocks, which are cheap relative to fair value, and to avoid owning expensive stocks. The Fund was positioned based on our bottom-up approach to stock selection and was constructed to optimize use of the information advantage in our equity research. We continue to seek to provide high total return while being sensitive to the impact of capital gains taxes on investors’ returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	3.4%
2.	Cisco Systems, Inc.	3.4
3.	Hewlett-Packard Co.	3.0
4.	Wal-Mart Stores, Inc.	2.9
5.	Bank of America Corp.	2.7
6.	Norfolk Southern Corp.	2.4
7.	International Business Machines Corp.	2.4
8.	Microsoft Corp.	2.3
9.	United Technologies Corp.	2.3
10.	News Corp., Class A	2.2

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	18.4%
Financials	14.9
Consumer Staples	13.6
Energy	13.0
Industrials	10.6
Health Care	10.0
Consumer Discretionary	9.2
Telecommunication Services	4.0
Materials	2.8
Utilities	2.4
Short-Term Investment	1.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2008. The Fund’s composition is subject to change.

2   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
SELECT CLASS SHARES	2/3/06	(6.35)%	5.34%

LIFE OF FUND PERFORMANCE (2/03/06 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 3, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Core Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from February 3, 2006 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged broad-based index that is used as representation of the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   3

JPMorgan Tax Aware Diversified Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 3, 2006
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$105,765
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Diversified Equity Fund, which seeks to provide high after tax total return through capital appreciation and growth of income from a portfolio of selected equity securities of large and medium U.S. companies,* returned –9.21%** (Select Class Shares) for the six months ended April 30, 2008, compared to the –9.64% return for the S&P 500 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the basic materials, semiconductor and systems/ network hardware sectors. At the individual stock level, United States Steel Corp. contributed to performance. A number of tailwinds, including rising steel prices in China, higher iron ore prices and increased industry discipline, boosted the company’s stock price. Corning Inc. also helped returns. Additionally, the company benefited from a strong earnings report and higher earnings-per-share guidance. The company also raised guidance on LCD glass volume, a main component of flat-panel screens, due to strong demand from outside of the U.S. and Europe. Railroad operator CSX Corp. also aided performance. The company increased its first-quarter outlook, issued a $3 billion stock buyback program and raised its quarterly dividend. The company benefited from global commodities growth and favorable trends in the railroad industry.

On the negative side, stock selection in the pharmaceutical/medical technology, health service/systems and capital markets sectors detracted from performance. At the individual stock level, Merck & Co. Inc. and Schering-Plough Corp. were top detractors from performance. Negative news flow about Merck and Schering-Plough’s co-marketed cholesterol drug, Vytorin, hurt both companies. Investor concerns were heightened after research publications recommended that doctors limit their usage of Vytorin until additional clinical trials could prove the effectiveness of the drug. Of the two companies, Schering-Plough had the greater exposure, with more than 60% of its profits generated by its cholesterol franchise. Johnson Controls Inc., an automotive parts manufacturer, also hurt returns. The company’s shares declined as credit pressures weighed on its customer base, causing company growth expectations to moderate. Additionally, the company provided disappointing full-year guidance by cutting its North American auto production forecast.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund continued to avoid the most overvalued stocks in the market while focusing on the most undervalued securities, based on our bottom-up approach to stock selection. We continue to search for companies with strong fundamentals. Our approach toward tax minimization requires the evaluation of whether a new stock’s higher expected return would compensate for the tax cost of selling an existing holding.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	5.5%
2.	Procter & Gamble Co.	2.9
3.	AT&T, Inc.	2.7
4.	Cisco Systems, Inc.	2.3
5.	International Business Machines Corp.	2.3
6.	General Electric Co.	2.2
7.	United Technologies Corp.	2.2
8.	Chevron Corp.	2.2
9.	Bank of America Corp.	1.9
10.	ConocoPhillips	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	16.7%
Information Technology	16.7
Energy	13.9
Health Care	11.8
Industrials	11.1
Consumer Staples	9.6
Consumer Discretionary	8.4
Materials	3.9
Telecommunication Services	3.7
Utilities	3.7
Short-Term Investment	0.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2008. The Fund’s composition is subject to change.

4   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
SELECT CLASS SHARES	2/3/06	(5.28)%	5.87%

LIFE OF FUND PERFORMANCE (2/03/06 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 3, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Diversified Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from February 3, 2006 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged broad-based index that is used as representation of the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   5

JPMorgan Tax Aware Core Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Common Stocks — 99.0%
	Aerospace & Defense — 4.4%
6	Boeing Co.	532
9	Raytheon Co.	597
17	United Technologies Corp.	1,216
		2,345
	Auto Components — 1.8%
28	Johnson Controls, Inc.	975
	Beverages — 1.6%
8	Coca-Cola Co. (The)	463
7	Molson Coors Brewing Co., Class B	381
		844
	Biotechnology — 0.6%
5	Celgene Corp. (a)	339
	Capital Markets — 3.5%
10	Merrill Lynch & Co., Inc.	483
17	Morgan Stanley	832
30	TD AMERITRADE Holding Corp. (a)	542
		1,857
	Chemicals — 1.5%
3	Praxair, Inc.	263
10	Rohm & Haas Co.	533
		796
	Commercial Banks — 2.2%
13	Wachovia Corp.	371
28	Wells Fargo & Co.	820
		1,191
	Communications Equipment — 6.1%
71	Cisco Systems, Inc. (a)	1,807
38	Corning, Inc.	1,012
11	QUALCOMM, Inc.	462
		3,281
	Computers & Peripherals — 6.3%
3	Apple, Inc. (a)	484
34	Hewlett-Packard Co.	1,590
10	International Business Machines Corp.	1,258
		3,332
	Construction Materials — 0.7%
14	Cemex S.A.B. de C.V. ADR, (Mexico) (a)	382
	Consumer Finance — 1.1%
12	American Express Co.	587
	Diversified Financial Services — 4.3%
39	Bank of America Corp.	1,447
34	Citigroup, Inc.	851
		2,298
	Diversified Telecommunication Services — 4.0%
27	AT&T, Inc.	1,026
29	Verizon Communications, Inc.	1,098
		2,124
	Electric Utilities — 2.4%
13	American Electric Power Co., Inc.	562
14	Edison International	742
		1,304
	Electronic Equipment & Instruments — 0.3%
4	Tyco Electronics Ltd., (Bermuda)	160
	Energy Equipment & Services — 2.2%
8	Baker Hughes, Inc.	635
5	Schlumberger Ltd.	535
		1,170
	Food & Staples Retailing — 6.7%
21	CVS/Caremark Corp.	862
36	Safeway, Inc.	1,143
27	Wal-Mart Stores, Inc.	1,549
		3,554
	Food Products — 0.7%
12	Kraft Foods, Inc., Class A	386
	Health Care Providers & Services — 2.2%
15	Cardinal Health, Inc.	762
9	WellPoint, Inc. (a)	430
		1,192
	Hotels, Restaurants & Leisure — 1.4%
7	McDonald’s Corp.	431
10	Royal Caribbean Cruises Ltd.	303
		734
	Household Products — 1.7%
14	Procter & Gamble Co.	915
	Industrial Conglomerates — 1.9%
31	General Electric Co.	998
	Insurance — 3.2%
8	Allstate Corp. (The)	400
7	Hartford Financial Services Group, Inc.	476
16	Travelers Cos., Inc. (The)	827
		1,703

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet Software & Services — 1.4%
1	Google, Inc., Class A (a)	747
	Machinery — 2.0%
7	Caterpillar, Inc.	536
11	Dover Corp.	551
		1,087
	Media — 4.2%
28	Comcast Corp., Special Class A	576
67	News Corp., Class A	1,191
13	Walt Disney Co. (The)	428
		2,195
	Metals & Mining — 0.6%
2	United States Steel Corp.	316
	Multiline Retail — 0.6%
7	Kohl’s Corp. (a)	337
	Oil, Gas & Consumable Fuels — 10.8%
9	Chevron Corp.	890
7	ConocoPhillips	569
5	Devon Energy Corp.	547
45	El Paso Corp.	774
20	Exxon Mobil Corp.	1,829
12	Marathon Oil Corp.	556
8	Occidental Petroleum Corp.	627
		5,792
	Pharmaceuticals — 7.2%
19	Abbott Laboratories	985
5	Johnson & Johnson	339
29	Merck & Co., Inc.	1,101
47	Pfizer, Inc.	953
24	Schering-Plough Corp.	448
		3,826
	Road & Rail — 2.4%
21	Norfolk Southern Corp.	1,267
	Semiconductors & Semiconductor
	Equipment — 1.4%
30	Xilinx, Inc.	752
	Software — 2.9%
43	Microsoft Corp.	1,227
17	Oracle Corp. (a)	348
		1,575
	Specialty Retail — 0.7%
12	Advance Auto Parts, Inc.	399
	Textiles, Apparel & Luxury Goods — 0.5%
8	Hanesbrands, Inc. (a)	280
	Thrifts & Mortgage Finance — 0.6%
13	Freddie Mac	314
	Tobacco — 2.9%
27	Altria Group, Inc.	539
20	Philip Morris International, Inc. (a)	1,035
		1,574
	Total Long-Term Investments (Cost $39,131)	52,928
Short-Term Investment — 1.1%
	Investment Company — 1.1%
585	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $585)	585
	Total Investments — 100.1% (Cost $39,716)	53,513
	Liabilities in Excess of Other Assets — (0.1)%	(48)
	NET ASSETS — 100.0%	$53,465

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   7

JPMorgan Tax Aware Diversified Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.5%
	Common Stocks — 99.5%
	Aerospace & Defense — 4.0%
5	Lockheed Martin Corp.	520
9	Northrop Grumman Corp.	677
11	Raytheon Co.	716
32	United Technologies Corp.	2,290
		4,203
	Auto Components — 1.2%
35	Johnson Controls, Inc.	1,224
	Beverages — 0.6%
9	PepsiCo, Inc.	617
	Biotechnology — 1.9%
5	Amgen, Inc. (a)	225
3	Biogen Idec, Inc. (a)	176
9	Celgene Corp. (a)	547
21	Gilead Sciences, Inc. (a)	1,087
		2,035
	Building Products — 0.2%
11	Masco Corp.	193
	Capital Markets — 4.0%
3	Bank of New York Mellon Corp. (The)	139
9	Goldman Sachs Group, Inc. (The)	1,723
6	Lehman Brothers Holdings, Inc.	270
6	Merrill Lynch & Co., Inc.	279
15	Morgan Stanley	714
14	State Street Corp.	982
		4,107
	Chemicals — 2.5%
7	Air Products & Chemicals, Inc.	659
7	Dow Chemical Co. (The)	273
5	PPG Industries, Inc.	289
9	Praxair, Inc.	777
13	Rohm & Haas Co.	700
		2,698
	Commercial Banks — 3.2%
7	BB&T Corp.	223
20	Huntington Bancshares, Inc.	186
4	Keycorp	92
5	Regions Financial Corp.	105
3	SunTrust Banks, Inc.	184
6	TCF Financial Corp.	108
27	U.S. Bancorp	925
14	Wachovia Corp.	418
30	Wells Fargo & Co.	904
5	Zions Bancorp	246
		3,391
	Communications Equipment — 4.7%
94	Cisco Systems, Inc. (a)	2,408
42	Corning, Inc.	1,122
5	Juniper Networks, Inc. (a)	139
32	QUALCOMM, Inc.	1,382
		5,051
	Computers & Peripherals — 4.4%
4	Apple, Inc. (a)	678
31	Hewlett-Packard Co.	1,428
20	International Business Machines Corp.	2,390
2	Sun Microsystems, Inc. (a)	36
7	Teradata Corp. (a)	153
		4,685
	Consumer Finance — 0.7%
2	American Express Co.	77
13	Capital One Financial Corp.	689
		766
	Diversified Consumer Services — 0.1%
2	ITT Educational Services, Inc. (a)	130
	Diversified Financial Services — 3.5%
54	Bank of America Corp.	2,016
5	CIT Group, Inc.	49
54	Citigroup, Inc.	1,362
5	NYSE Euronext	324
		3,751
	Diversified Telecommunication Services — 3.6%
73	AT&T, Inc.	2,811
2	Embarq Corp.	62
25	Verizon Communications, Inc.	977
		3,850
	Electric Utilities — 2.2%
12	American Electric Power Co., Inc.	527
19	Edison International	986
4	FirstEnergy Corp.	272
4	FPL Group, Inc.	253
5	Pinnacle West Capital Corp.	166
4	Sierra Pacific Resources	52
		2,256

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electronic Equipment & Instruments — 0.7%
20	Tyco Electronics Ltd., (Bermuda)	739
	Energy Equipment & Services — 1.9%
9	Baker Hughes, Inc.	715
8	Cameron International Corp. (a)	379
9	Schlumberger Ltd.	945
		2,039
	Food & Staples Retailing — 2.0%
4	CVS/Caremark Corp.	157
33	Wal-Mart Stores, Inc.	1,914
		2,071
	Food Products — 1.5%
1	Archer-Daniels-Midland Co.	44
5	General Mills, Inc.	272
40	Kraft Foods, Inc., Class A	1,280
		1,596
	Health Care Equipment & Supplies — 1.3%
10	Baxter International, Inc.	607
16	Covidien Ltd.	750
		1,357
	Health Care Providers & Services — 2.4%
24	Aetna, Inc.	1,038
17	Cigna Corp.	739
3	McKesson Corp.	151
13	WellPoint, Inc. (a)	627
		2,555
	Hotels, Restaurants & Leisure — 1.8%
5	Carnival Corp.	203
14	McDonald’s Corp.	852
6	Starwood Hotels & Resorts Worldwide, Inc.	324
3	Wyndham Worldwide Corp.	54
11	Yum! Brands, Inc.	447
		1,880
	Household Durables — 0.2%
4	Centex Corp.	81
5	Toll Brothers, Inc. (a)	109
		190
	Household Products — 2.8%
45	Procter & Gamble Co.	3,017
	Industrial Conglomerates — 2.8%
71	General Electric Co.	2,305
13	Tyco International Ltd., (Bermuda)	616
		2,921
	Insurance — 3.9%
2	Allstate Corp. (The)	103
12	American International Group, Inc.	556
3	Assurant, Inc.	180
10	Genworth Financial, Inc., Class A	233
12	Hartford Financial Services Group, Inc.	820
3	Lincoln National Corp.	161
11	MetLife, Inc.	663
4	Protective Life Corp.	176
1	Prudential Financial, Inc.	106
3	RenaissanceRe Holdings Ltd., (Bermuda)	154
14	Travelers Cos., Inc. (The)	728
5	Unum Group	114
2	XL Capital Ltd., Class A, (Bermuda)	73
		4,067
	Internet & Catalog Retail — 0.1%
2	Amazon.com, Inc. (a)	134
	Internet Software & Services — 1.9%
14	eBay, Inc. (a)	438
2	Google, Inc., Class A (a)	1,350
7	Yahoo!, Inc. (a)	200
		1,988
	Machinery — 2.0%
4	Caterpillar, Inc.	303
5	Danaher Corp.	369
1	Deere & Co.	109
12	Eaton Corp.	1,020
7	Illinois Tool Works, Inc.	362
		2,163
	Media — 2.4%
5	DIRECTV Group, Inc. (The) (a)	127
69	News Corp., Class A	1,232
4	Time Warner, Inc.	60
2	Viacom, Inc., Class B (a)	58
36	Walt Disney Co. (The)	1,154
		2,631
	Metals & Mining — 1.3%
4	Alcoa, Inc.	133
8	United States Steel Corp.	1,216
		1,349
	Multiline Retail — 0.6%
5	Macy’s, Inc.	130
10	Target Corp.	537
		667

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   9

JPMorgan Tax Aware Diversified Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Multi-Utilities — 1.5%
20	CMS Energy Corp.	296
2	Dominion Resources, Inc.	93
16	PG&E Corp.	645
29	Xcel Energy, Inc.	599
		1,633
	Oil, Gas & Consumable Fuels — 12.0%
11	Anadarko Petroleum Corp.	757
24	Chevron Corp.	2,279
23	ConocoPhillips	2,007
13	Devon Energy Corp.	1,440
62	Exxon Mobil Corp.	5,799
6	XTO Energy, Inc.	359
		12,641
	Paper & Forest Products — 0.1%
17	Domtar Corp., (Canada) (a)	103
	Pharmaceuticals — 6.2%
25	Abbott Laboratories	1,345
22	Bristol-Myers Squibb Co.	492
10	Johnson & Johnson	644
41	Merck & Co., Inc.	1,567
65	Pfizer, Inc.	1,309
23	Schering-Plough Corp.	416
5	Sepracor, Inc. (a)	106
16	Wyeth	707
		6,586
	Real Estate Investment Trusts (REITs) — 1.1%
3	Apartment Investment & Management Co., Class A	107
2	Duke Realty Corp.	44
3	Hospitality Properties Trust	96
18	Host Hotels & Resorts, Inc.	304
8	ProLogis	494
1	Simon Property Group, Inc.	100
		1,145
	Road & Rail — 2.1%
2	Burlington Northern Santa Fe Corp.	154
14	CSX Corp.	900
20	Norfolk Southern Corp.	1,162
		2,216
	Semiconductors & Semiconductor Equipment — 1.8%
18	Altera Corp.	389
4	Broadcom Corp., Class A (a)	91
26	Intel Corp.	581
2	Intersil Corp., Class A	51
2	Linear Technology Corp.	59
3	National Semiconductor Corp.	51
3	Nvidia Corp. (a)	66
26	Xilinx, Inc.	637
		1,925
	Software — 3.1%
68	Microsoft Corp.	1,928
64	Oracle Corp. (a)	1,324
		3,252
	Specialty Retail — 0.6%
4	Abercrombie & Fitch Co., Class A	320
3	Bed Bath & Beyond, Inc. (a)	104
2	Gap, Inc. (The)	41
5	Home Depot, Inc.	135
		600
	Textiles, Apparel & Luxury Goods — 1.4%
6	Coach, Inc. (a)	224
18	Nike, Inc., Class B	1,216
		1,440
	Thrifts & Mortgage Finance — 0.4%
14	Freddie Mac	351
6	Washington Mutual, Inc.	74
		425
	Tobacco — 2.7%
41	Altria Group, Inc.	822
39	Philip Morris International, Inc. (a)	1,995
		2,817
	Wireless Telecommunication Services — 0.1%
11	Sprint Nextel Corp.	84
	Total Long-Term Investments (Cost $57,920)	105,188
Short-Term Investment — 0.5%
	Investment Company — 0.5%
566	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $566)	566
	Total Investments — 100.0% (Cost $58,486)	105,754
	Other Assets in Excess of Liabilities — 0.0% (g)	11
	NET ASSETS — 100.0%	$105,765

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

JPMorgan Tax Aware Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

ABBREVIATIONS AND DEFINITIONS :

ADR—	American Depositary Receipt

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)—	Amount rounds to less than 0.1%.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   11

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	Tax Aware Core Equity Fund		Tax Aware Diversified Equity Fund
ASSETS:
Investments in non-affiliates, at value	$52,928		$105,188
Investments in affiliates, at value	585		566
Total investment securities, at value	53,513		105,754
Receivables:
Interest and dividends	49		118
Total Assets	53,562		105,872

LIABILITIES:
Accrued liabilities:
Investment advisory fees	20		31
Administration fees	5		6
Custodian and accounting fees	17		11
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Other	55		59
Total Liabilities	97		107
Net Assets	$53,465		$105,765

NET ASSETS:
Paid in capital	$27,937		$29,549
Accumulated undistributed (distributions in excess of) net investment income	21		112
Accumulated net realized gains (losses)	11,710		28,836
Net unrealized appreciation (depreciation)	13,797		47,268
Total Net Assets	$53,465		$105,765

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Select Class	5,059		7,538

Net Asset Value:
Select Class — Offering and redemption price per share	$10.57		$14.03

Cost of investments in non-affiliates	$39,131		$57,920
Cost of investments in affiliates	585		566

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

	Tax Aware Core Equity Fund	Tax Aware Diversified Equity Fund
INVESTMENT INCOME:
Dividend income	$857	$1,544
Dividend income from affiliates (a)	10	10
Total investment income	$867	$1,554

EXPENSES:
Investment advisory fees	165	230
Administration fees	37	66
Shareholder servicing fees	92	164
Custodian and accounting fees	17	13
Interest expense	1	6
Professional fees	20	24
Trustees’ and Chief Compliance Officer’s fees	— (b)	1
Printing and mailing costs	1	1
Registration and filing fees	11	11
Transfer agent fees	8	8
Other	2	3
Total expenses	354	527
Less amounts waived	(41)	(160)
Less earnings credits	— (b)	—
Net expenses	313	367
Net investment income (loss)	554	1,187

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	11,795	28,820
Change in net unrealized appreciation (depreciation) of investments	(23,663)	(46,244)
Net realized/unrealized gains (losses)	(11,868)	(17,424)
Change in net assets resulting from operations	$(11,314)	$(16,237)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   13

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Core Equity Fund		Tax Aware Diversified Equity Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$554	$1,802	$1,187	$2,794
Net realized gain (loss)	11,795	42,269	28,820	24,845
Change in net unrealized appreciation (depreciation)	(23,663)	(24,577)	(46,244)	(186)
Change in net assets resulting from operations	(11,314)	19,494	(16,237)	27,453

DISTRIBUTIONS TO SHAREHOLDERS:
Select Class
From net investment income	(548)	(1,838)	(1,385)	(2,824)
From net realized gains	(28,391)	(25,225)	(21,898)	(5,217)
Total distributions to shareholders	(28,939)	(27,063)	(23,283)	(8,041)

CAPITAL TRANSACTIONS:
Select Class
Proceeds from shares issued	175	176	657	122
Dividends and distributions reinvested	65	74	— (a)	1
Cost of shares redeemed	(31,819)	(88,271)	(43,157)	(61,691)
Redemptions in-kind (See Note 8)	—	(11,374)	—	—
Change in net assets from Select Class capital transactions	(31,579)	(99,395)	(42,500)	(61,568)

NET ASSETS:
Change in net assets	(71,832)	(106,964)	(82,020)	(42,156)
Beginning of period	125,297	232,261	187,785	229,941
End of period	$53,465	$125,297	$105,765	$187,785
Accumulated undistributed (distributions in excess of) net investment income	$21	$15	$112	$310

SHARES TRANSACTIONS:
Select Class
Issued	16	11	46	7
Reinvested	6	5	— (a)	— (a)
Redeemed	(2,686)	(5,574)	(2,984)	(3,602)
Redemptions in-kind (See Note 8)	—	(714)	—	—
Change in Select Class Shares	(2,664)	(6,272)	(2,938)	(3,595)

(a)	Amount rounds to less than one thousand (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Tax Aware Core Equity Fund
Select Class
Six Months Ended April 30, 2008 (Unaudited)	$16.22	$0.09	$(1.58)	$(1.49)	$(0.09)	$(4.07)	$(4.16)
Year ended October 31, 2007	16.60	0.17	1.59	1.76	(0.18)	(1.96)	(2.14)
February 3, 2006 (e) through October 31, 2006	15.00	0.15	1.59	1.74	(0.14)	—	(0.14)

Tax Aware Diversified Equity Fund
Select Class
Six Months Ended April 30, 2008 (Unaudited)	17.93	0.14	(1.73)	(1.59)	(0.15)	(2.16)	(2.31)
Year ended October 31, 2007	16.34	0.23	1.97	2.20	(0.23)	(0.38)	(0.61)
February 3, 2006 (e) through October 31, 2006	15.00	0.17	1.33	1.50	(0.16)	—	(0.16)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of operations.

(f)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.57	(9.86)%	$53,465	0.86	%(f)	1.52%	0.97%	14%
16.22	11.57	125,297	0.85		1.09	0.89	30
16.60	11.70	232,261	0.85		1.12	0.88	27

14.03	(9.26)	105,765	0.56	(f)	1.81	0.80	9
17.93	13.73	187,785	0.55		1.32	0.76	7
16.34	10.08	229,941	0.55		1.35	0.79	8

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Tax Aware Core Equity Fund	Select Class
Tax Aware Diversified Equity Fund	Select Class

No sales charges are assessed with respect to the Select Class Shares.

Only qualified fund investors may purchase shares. Qualified fund investors are trusts, fiduciary accounts, investment management and other investment clients of JPMorgan Chase Bank or its affiliates.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives shall generally be valued each day by third party broker-dealers or counterparties or by independent or affiliated pricing services approved by the Board of Trustees. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

C.  Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

D.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax

18   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact on the Funds’ financial statements.

E.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

G.  Recent Accounting Pronouncements — In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Tax Aware Core Equity Fund	0.45%
Tax Aware Diversified Equity Fund	0.35

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended April 30, 2008, were as follows (amounts in thousands):

Tax Aware Core Equity Fund	$	—(a)
Tax Aware Diversified Equity Fund		—(a)

(a)	Amount rounds to less than $1,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2008, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

C.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of each Fund’s average daily net assets.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.E.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

E.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

Tax Aware Core Equity Fund	0.85%
Tax Aware Diversified Equity Fund	0.70

The contractual expense limitation agreements were in effect for the six months ended April 30, 2008. The contractual expense limitation percentages in the table above are in place until at least February 28, 2009.

For the six months ended April 30, 2008, the Funds’ service providers waived fees and/or contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Total
Tax Aware Core Equity Fund	$18	$23	$41
Tax Aware Diversified Equity Fund	—	62	62

For the six months ended April 30, 2008, the Tax Aware Diversified Equity Fund’s Advisor and Administrator voluntarily waived their fees to limit the total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) of the Fund to 0.55% of its daily net assets. This voluntary waiver can be discontinued at any time.

	Voluntary Waivers
	Administration	Shareholder Servicing	Total
Tax Aware Diversified Equity Fund	$29	$69	$98

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

20   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

The Funds may use related party broker/dealers. For the six months ended April 30, 2008, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Core Equity Fund	$11,002	$70,393
Tax Aware Diversified Equity Fund	12,716	77,191

During the six months ended April 30, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Core Equity Fund	$39,716	$15,795	$1,998	$13,797
Tax Aware Diversified Equity Fund	58,486	47,924	656	47,268

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility as of April 30, 2008. Average borrowings from the Facility for the six months ended April 30, 2008, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Tax Aware Core Equity Fund	$ 874	6	$1
Tax Aware Diversified Equity Fund	1,285	14	2

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   21

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

8. Transfers-In-Kind

For the period ended October 31, 2007, certain shareholders of the Tax Aware Core Equity Fund redeemed Select Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities. Cash and portfolio securities were transferred on the date, at the market value listed, and gain for book purposes which resulted from the redemption in-kind is listed below (amounts in thousands):

	Date	Market Value	Realized Gains	Type
Tax Aware Core Equity Fund	5/15/2007	$11,374	$3,885	Redemption in-kind

9. Subsequent Events

On May 22, 2008, a shareholder of the Tax Aware Core Equity Fund redeemed shares and the Fund paid the redemption proceeds primarily with proceeds resulting from disposing of portfolio securities. Portfolio securities sold resulted in proceeds of approximately $12,031,000, which was 23% of the net assets of the Fund, which resulted in a gain of approximately $3,517,000 for book purposes.

JPMorgan Chase & Co. announced on May 31, 2008 that it completed its acquisition of The Bear Stearns Companies Inc. on May 30, 2008.

22   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Fund at the beginning of the reporting period, November 1, 2007, and continued to hold your shares at the end of the reporting period, April 30, 2008.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2007	Ending Account Value, April 30, 2008	Expenses Paid During November 1, 2007 to April 30, 2008*	Annualized Expense Ratio
Tax Aware Core Equity Fund
Select Class
Actual	$1,000.00	$ 901.40	$4.07	0.86%
Hypothetical	1,000.00	1,020.59	4.32	0.86

Tax Aware Diversified Equity Fund
Select Class
Actual	1,000.00	907.40	2.66	0.56
Hypothetical	1,000.00	1,022.08	2.82	0.56

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   23

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. April 2008.	SAN-TA2-408

SEMI-ANNUAL REPORT
SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED)

JPMorgan Funds

Specialty

Funds

JPMorgan Market Neutral Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	12
Financial Highlights	18
Notes to Financial Statements	20
Schedule of Shareholder Expenses	25

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 12, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Market Neutral Fund. Inside, you’ll find information detailing the performance of the fund for the six-month period ended April 30, 2008, along with a report from the portfolio manager.

“Equity investors faced significant challenges during the six months, as negative news impacted the financial markets.”

Stock returns turn negative

Equity investors faced significant challenges during the six months, as negative news impacted the financial markets. Across the board, stock returns were sharply negative for the period. The S&P 500 Index returned –9.64%, while large-, mid- and small-cap stocks returned –9.55%, –8.75% and –12.92%, respectively (as measured by the Russell 1000, Russell Midcap and Russell 2000 Indexes).

Credit problems fuel volatility, losses

After enjoying a lengthy period of healthy returns, U.S. stocks were negatively affected early in the period, as problems in other segments of the economy spilled into the stock market. The slowing economy and weak housing market — coupled with the sub-prime mortgage market and ensuing credit crises — stifled stock market performance, resulting in a widespread market correction.

As these problems grew, volatility increased, and investors attempted to identify companies holding risky U.S. mortgage debt and gauge the extent of their losses. Market liquidity shrank, as investors shunned riskier assets. As the credit crisis unfolded, several companies in the financial sector revealed large losses from sub-prime debt exposure, which further soured market sentiment.

Fed shows its resolve

Concerned about ramifications for the entire U.S. financial system, the Federal Reserve (Fed) took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. At the same time, the Fed demonstrated its commitment to restoring liquidity to the U.S. financial system. It launched new funding facilities for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

The Fed also continued to pursue its “more traditional” monetary policies in an attempt to avert an economic recession. On the heels of a 50-basis point (bp) cut to the fed funds target rate in September and a 25-bp cut in October, the Fed continued its easing campaign in December, lowering the rate by another 25 bps. On January 22, 2008, the Fed surprised most observers with a 75-bp rate cut prior to its next Federal Open Market Committee meeting, at which the Fed cut another 50 bps from its short-term rate. Additional rate cuts of 75 bps and 25 bps followed at its March and April meetings, respectively, leaving the fed funds target at 2.0%.

Central Bank sparks confidence

The Fed’s aggressive responses to slowing economic growth and the mounting credit crisis helped provide stability to jittery U.S. financial markets. In the wake of the Fed’s unprecedented actions in March, U.S. stocks rebounded nicely in April, with the S&P 500 Index returning 4.87%. Key data include the S&P/Case-Shiller Home Price Indexes, whose 20-city composite showed a 10.7% year-over-year drop in late March and, we believe, served as a stark reminder that declining property values — along with rising mortgage default rates — remained serious problems.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2008        JPMORGAN SPECIALTY FUNDS   1

JPMorgan Market Neutral Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	December 31, 1998
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$47,806
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Market Neutral Fund, which seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing,* returned –0.76%** (Institutional Class Shares) for the six months ended April 30, 2008, compared to the 1.75% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the financial, pharmaceutical/medical technology and health services/systems sectors. At the individual stock level, the top three detractors in the Fund were long (buy) positions. MBIA Inc., a provider of financial guarantee insurance and credit protection products, detracted from performance as credit fears overwhelmed the stock. The company struggled after disclosing that it had insured $8.1 billion in collateralized debt obligations (CDOs) of multi-sector, high-grade collateral backed by a combination of other CDOs and mortgages. Schering-Plough Corp., a pharmaceutical company, also hurt returns. The stock declined, in part, from negative news flow about its cholesterol drug Vytorin. Investor concern was further heightened after research publications recommended that doctors limit their usage of Vytorin until clinical trials could prove the effectiveness of the drug. Domtar Corp., a Canadian paper manufacturer, hindered performance. The company’s fourth-quarter earnings fell below consensus expectations. Higher material costs, higher tax rates and the strong value of the Canadian dollar versus the U.S. dollar contributed to the earnings shortfall.

On the positive side, stock selection in the semiconductor, systems/network hardware and retail sectors aided returns. At the individual stock level, the top three contributors to the Fund were long positions. United States Steel Corp., a steel products manufacturer, benefited from several tailwinds, including rising steel prices in China (due to growing consumption), higher iron ore prices and increased industry discipline. Additionally, the company benefited from a cheap U.S. dollar and low steel inventories. Corning Inc., a provider of specialty glass and ceramic products, also helped returns. The company benefited from a strong earnings report and higher earnings-per-share guidance. The company also raised guidance on LCD glass volume, a main component of flat-panel screens due to strong demand. Assurant Inc., a specialty insurer, aided performance. The company’s shares rallied on news of a sharp increase in its third-quarter earnings. The bulk of the company’s earnings growth came from its property insurance unit, which saw profits more than double as mortgage lenders bought homeowners insurance as collateral on their loans.

Q:	HOW WAS THE FUND MANAGED?
A:	We continued to manage the Fund with a diversified approach, seeking long positions in stocks that were undervalued relative to our view of their fair value. We also maintained short positions (sell) in stocks we believed were overvalued.

Furthermore, we continued to seek long investment opportunities in companies with strong fundamentals and short investment opportunities in companies with weak fundamentals.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	Rohm & Haas Co.	2.5%
2.	United States Steel Corp.	2.2
3.	Safeway, Inc.	1.9
4.	Corning, Inc.	1.8
5.	Hospitality Properties Trust	1.7
6.	Norfolk Southern Corp.	1.6
7.	General Mills, Inc.	1.6
8.	Digital Realty Trust, Inc.	1.5
9.	Kimco Realty Corp.	1.5
10.	United Technologies Corp.	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***

Financials	26.8%
Information Technology	12.1
Consumer Discretionary	11.7
Consumer Staples	10.9
Health Care	10.5
Materials	7.7
Industrials	6.3
Energy	5.1
Utilities	5.1
Telecommunication Services	1.2
Others (each less than 1.0%)	0.2
Short-Term Investment	2.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of April 30, 2008. The Fund’s composition is subject to change.

2   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2008

TOP TEN SHORT POSITIONS OF THE PORTFOLIO*

1.	Southern Co.	1.9%
2.	Plum Creek Timber Co., Inc.	1.8
3.	Johnson & Johnson	1.6
4.	Sara Lee Corp.	1.6
5.	Equity One, Inc.	1.5
6.	ConAgra Foods, Inc.	1.5
7.	Eli Lilly & Co.	1.5
8.	ITT Corp.	1.5
9.	American International Group, Inc.	1.4
10.	Northern Trust Corp.	1.4

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR*

Financials	27.7%
Consumer Discretionary	13.9
Information Technology	11.8
Health Care	11.5
Consumer Staples	10.8
Industrials	7.4
Materials	6.3
Utilities	5.2
Energy	5.2
Others (each less than 1.0%)	0.2

*	Percentages indicated are based upon total short investments as of April 30, 2008. The Fund’s composition is subject to change.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/02
Without Sales Charge		2.26%	2.81%	2.61%
With Sales Charge**		(3.14)	1.71	2.02
CLASS B SHARES	2/28/02
Without CDSC		1.77	2.31	2.28
With CDSC***		(3.23)	1.94	2.28
INSTITUTIONAL CLASS SHARES	12/31/98	2.80	3.30	2.90

**	Sales Charge for Class A Shares is 5.25%.

***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/31/98 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 31, 1998.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Market Neutral Fund, Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market-Neutral Funds Average from December 31, 1998 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 3-Month U.S. Treasury Bill Index is a one-security index which, at the beginning of every month, selects for inclusion the bill maturing closest to, but not beyond, 91 days from that date. That issue is then held for one month, sold and rolled into a new bill. The Lipper Equity Market-Neutral Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN SPECIALTY FUNDS   3

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 96.9% (j)
Long-Term Investments — 94.5%
	Common Stocks — 94.3%
	Aerospace & Defense — 1.7%
1	Northrop Grumman Corp.	103
10	United Technologies Corp.	699
		802
	Auto Components — 0.8%
11	Johnson Controls, Inc.	391
	Automobiles — 0.5%
11	General Motors Corp.	248
	Beverages — 1.0%
8	Coca-Cola Co. (The)	465
	Biotechnology — 2.7%
2	Alexion Pharmaceuticals, Inc. (a)	141
2	Amgen, Inc. (a)	69
2	BioMarin Pharmaceutical, Inc. (a)	69
7	Celgene Corp. (a)	460
9	Gilead Sciences, Inc. (a)	487
1	United Therapeutics Corp. (a)	84
		1,310
	Capital Markets — 2.7%
4	Lehman Brothers Holdings, Inc.	173
4	Merrill Lynch & Co., Inc.	184
5	Morgan Stanley	258
5	State Street Corp.	346
17	TD AMERITRADE Holding Corp. (a)	306
		1,267
	Chemicals — 4.0%
6	Dow Chemical Co. (The)	249
8	PPG Industries, Inc.	516
22	Rohm & Haas Co.	1,165
		1,930
	Commercial Banks — 2.7%
11	Colonial BancGroup, Inc. (The)	86
4	Comerica, Inc.	125
29	Huntington Bancshares, Inc.	276
3	Marshall & Ilsley Corp.	68
14	Synovus Financial Corp.	162
5	TCF Financial Corp.	85
6	U.S. Bancorp	195
7	Zions Bancorp	315
		1,312
	Communications Equipment — 3.6%
11	Cisco Systems, Inc. (a)	277
31	Corning, Inc.	823
7	Juniper Networks, Inc. (a)	188
3	Nokia OYJ ADR, (Finland)	84
8	QUALCOMM, Inc.	328
		1,700
	Consumer Finance — 0.3%
3	Capital One Financial Corp.	164
	Diversified Consumer Services — 0.3%
2	ITT Educational Services, Inc. (a)	123
	Diversified Financial Services — 1.3%
5	Bank of America Corp.	173
9	CIT Group, Inc.	99
3	Citigroup, Inc.	85
4	NYSE Euronext	241
		598
	Diversified Telecommunication Services — 1.0%
3	AT&T, Inc.	120
10	Verizon Communications, Inc.	365
		485
	Electric Utilities — 3.4%
10	American Electric Power Co., Inc.	424
12	Edison International	631
5	FirstEnergy Corp.	390
14	Sierra Pacific Resources	191
		1,636
	Electrical Equipment — 0.3%
— (h)	First Solar, Inc. (a)	58
1	Sunpower Corp., Class A (a)	61
		119
	Electronic Equipment & Instruments — 0.8%
10	Tyco Electronics Ltd., (Bermuda)	363
	Energy Equipment & Services — 1.4%
2	Baker Hughes, Inc.	174
4	Halliburton Co.	197
3	Schlumberger Ltd.	312
		683
	Food & Staples Retailing — 3.1%
8	CVS/Caremark Corp.	335
28	Safeway, Inc.	893
9	SYSCO Corp.	269
		1,497

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Food Products — 2.7%
12	General Mills, Inc.	743
17	Kraft Foods, Inc., Class A	541
		1,284
	Health Care Equipment & Supplies — 1.8%
6	CR Bard, Inc.	537
3	Medtronic, Inc.	156
2	Zimmer Holdings, Inc. (a)	170
		863
	Health Care Providers & Services — 2.1%
10	Aetna, Inc.	453
3	AmerisourceBergen Corp.	110
3	Cigna Corp.	137
2	Laboratory Corp. of America Holdings (a)	166
3	McKesson Corp.	154
		1,020
	Hotels, Restaurants & Leisure — 1.3%
4	Darden Restaurants, Inc.	153
11	International Game Technology	387
2	Starwood Hotels & Resorts Worldwide, Inc.	102
		642
	Household Durables — 0.4%
6	Centex Corp.	129
3	Toll Brothers, Inc. (a)	66
		195
	Household Products — 1.9%
5	Clorox Co.	260
10	Kimberly-Clark Corp.	662
		922
	Independent Power Producers & Energy Traders — 0.5%
3	Constellation Energy Group, Inc.	220
	Insurance — 5.3%
4	Aflac, Inc.	290
4	Assurant, Inc.	276
9	Axis Capital Holdings Ltd., (Bermuda)	291
13	Genworth Financial, Inc., Class A	292
1	Hartford Financial Services Group, Inc.	36
24	MBIA, Inc.	246
12	Protective Life Corp.	516
4	RenaissanceRe Holdings Ltd., (Bermuda)	180
5	Travelers Cos., Inc. (The)	232
8	Unum Group	195
		2,554
	Internet & Catalog Retail — 0.3%
2	Amazon.com, Inc. (a)	165
	IT Services — 1.7%
1	Affiliated Computer Services, Inc., Class A (a)	66
13	Genpact Ltd., (Bermuda) (a)	189
7	Infosys Technologies Ltd. ADR, (India)	292
8	Paychex, Inc.	273
		820
	Machinery — 1.6%
2	Caterpillar, Inc.	188
3	Danaher Corp.	242
2	Dover Corp.	101
5	PACCAR, Inc.	256
		787
	Media — 3.4%
4	DISH Network Corp., Class A (a)	125
31	News Corp., Class A	558
17	Time Warner, Inc.	258
21	Walt Disney Co. (The)	691
		1,632
	Metals & Mining — 2.5%
5	Alcoa, Inc.	174
7	United States Steel Corp.	1,016
		1,190
	Multiline Retail — 0.7%
7	Family Dollar Stores, Inc.	151
3	Kohl’s Corp. (a)	159
		310
	Multi-Utilities — 1.1%
34	CMS Energy Corp.	501
	Oil, Gas & Consumable Fuels — 3.5%
3	Chevron Corp.	308
1	Devon Energy Corp.	125
5	Marathon Oil Corp.	242
7	Occidental Petroleum Corp.	549
1	Ultra Petroleum Corp. (a)	116
6	XTO Energy, Inc.	349
		1,689
	Paper & Forest Products — 0.9%
72	Domtar Corp., (Canada) (a)	432
	Pharmaceuticals — 3.5%
11	Abbott Laboratories	556
10	Bristol-Myers Squibb Co.	209

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN SPECIALTY FUNDS   5

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Pharmaceuticals — Continued
14	Merck & Co., Inc.	550
13	Schering-Plough Corp.	243
6	Sepracor, Inc. (a)	124
		1,682
	Real Estate Investment Trusts (REITs) — 12.8%
5	Alexandria Real Estate Equities, Inc.	515
2	AMB Property Corp.	133
14	Annaly Capital Management, Inc.	230
12	Apartment Investment & Management Co., Class A	442
12	Developers Diversified Realty Corp.	511
19	Digital Realty Trust, Inc.	717
13	Duke Realty Corp.	322
25	Hospitality Properties Trust	806
5	Kilroy Realty Corp.	235
18	Kimco Realty Corp.	702
16	Liberty Property Trust	543
10	ProLogis	614
4	Vornado Realty Trust	354
		6,124
	Road & Rail — 2.5%
2	Burlington Northern Santa Fe Corp.	210
5	Canadian National Railway Co., (Canada)	236
13	Norfolk Southern Corp.	748
		1,194
	Semiconductors & Semiconductor Equipment — 5.7%
20	Altera Corp.	415
4	Broadcom Corp., Class A (a)	92
— (h)	Cypress Semiconductor Corp. (a)	3
6	KLA-Tencor Corp.	258
20	Marvell Technology Group Ltd., (Bermuda) (a)	262
12	National Semiconductor Corp.	237
11	Nvidia Corp. (a)	234
9	Tessera Technologies, Inc. (a)	188
16	Texas Instruments, Inc.	469
22	Xilinx, Inc.	552
		2,710
	Software — 0.1%
1	Microsoft Corp.	37
	Specialty Retail — 2.1%
2	Abercrombie & Fitch Co., Class A	126
10	Advance Auto Parts, Inc.	340
11	CarMax, Inc. (a)	232
	Specialty Retail — Continued
6	Dick’s Sporting Goods, Inc. (a)	175
5	Staples, Inc.	115
		988
	Textiles, Apparel & Luxury Goods — 1.5%
4	Nike, Inc., Class B	247
6	Phillips-Van Heusen Corp.	253
1	Polo Ralph Lauren Corp.	90
2	V.F. Corp.	119
		709
	Thrifts & Mortgage Finance — 0.8%
3	Fannie Mae	88
6	Freddie Mac	143
8	MGIC Investment Corp.	107
3	Washington Mutual, Inc.	42
		380
	Tobacco — 1.9%
34	Altria Group, Inc.	681
4	Philip Morris International, Inc. (a)	222
		903
	Wireless Telecommunication Services — 0.1%
2	American Tower Corp., Class A (a)	65
	Total Common Stocks (Cost $43,924)	45,111

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE ($)
	U.S. Treasury Obligation — 0.2%
85	U.S. Treasury Notes, 5.13%, 06/30/08 (k) (Cost $85)	86
	Total Long-Term Investments (Cost $44,009)	45,197

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.4%
	Investment Company — 2.4%
1,133	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $1,133)	1,133
	Total Investments — 96.9% (Cost $45,142)	46,330
	Other Assets in Excess of Liabilities — 3.1%	1,476
	NET ASSETS — 100.0%	$47,806

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — 92.2%
	Common Stocks — 92.2%
	Aerospace & Defense — 1.0%
8	Honeywell International, Inc.	463
	Automobiles — 0.5%
30	Ford Motor Co. (a)	251
	Beverages — 1.2%
5	Anheuser-Busch Cos., Inc.	265
5	PepsiCo, Inc.	312
		577
	Biotechnology — 1.0%
3	Genzyme Corp. (a)	190
44	Trimeris, Inc. (a)	309
		499
	Capital Markets — 3.5%
8	Charles Schwab Corp. (The)	171
4	Federated Investors, Inc., Class B	147
3	Franklin Resources, Inc.	238
1	Goldman Sachs Group, Inc. (The)	220
8	Northern Trust Corp.	622
5	T. Rowe Price Group, Inc.	284
		1,682
	Chemicals — 4.1%
3	CF Industries Holdings, Inc.	428
18	H.B. Fuller Co.	411
12	Nalco Holding Co.	269
1	Nova Chemicals Corp., (Canada)	35
8	OM Group, Inc. (a)	460
9	Terra Industries, Inc. (a)	356
		1,959
	Commercial Banks — 3.0%
5	Associated Banc-Corp.	144
10	BancorpSouth, Inc.	235
2	Bank of Hawaii Corp.	132
4	Commerce Bancshares, Inc.	165
15	Fulton Financial Corp.	186
5	PNC Financial Services Group, Inc.	312
3	UMB Financial Corp.	164
3	Wilmington Trust Corp.	109
		1,447
	Communications Equipment — 1.1%
3	Ciena Corp. (a)	108
9	JDS Uniphase Corp. (a)	126
29	Motorola, Inc.	290
		524
	Computers & Peripherals — 0.9%
17	Dell, Inc. (a)	321
4	SanDisk Corp. (a)	119
		440
	Containers & Packaging — 0.1%
12	Smurfit-Stone Container Corp. (a)	64
	Diversified Financial Services — 0.5%
6	Nasdaq OMX Group (The) (a)	219
	Electric Utilities — 2.5%
20	Duke Energy Corp.	372
— (h)	Exelon Corp.	25
22	Southern Co.	819
		1,216
	Electronic Equipment & Instruments — 0.5%
7	Agilent Technologies, Inc. (a)	224
	Energy Equipment & Services — 2.7%
9	BJ Services Co.	260
6	ENSCO International, Inc.	351
3	Nabors Industries Ltd., (Bermuda) (a)	98
9	Rowan Cos., Inc.	339
2	Transocean, Inc.	243
		1,291
	Food & Staples Retailing — 1.4%
3	BJ’s Wholesale Club, Inc. (a)	118
2	Costco Wholesale Corp.	157
4	Kroger Co. (The)	103
8	Walgreen Co.	270
1	Whole Foods Market, Inc.	36
		684
	Food Products — 5.6%
8	Archer-Daniels-Midland Co.	370
18	Campbell Soup Co.	609
28	ConAgra Foods, Inc.	653
7	H.J. Heinz Co.	329
48	Sara Lee Corp.	691
		2,652
	Health Care Equipment & Supplies — 2.1%
4	Becton, Dickinson & Co.	367
9	St. Jude Medical, Inc. (a)	385
5	Varian Medical Systems, Inc. (a)	244
		996

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN SPECIALTY FUNDS   7

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Health Care Providers & Services — 2.5%
3	Express Scripts, Inc. (a)	217
5	Humana, Inc. (a)	220
3	Medco Health Solutions, Inc. (a)	168
6	Quest Diagnostics, Inc.	306
44	Tenet Healthcare Corp. (a)	279
		1,190
	Hotels, Restaurants & Leisure — 0.7%
9	Starbucks Corp. (a)	148
5	Yum! Brands, Inc.	207
		355
	Household Durables — 1.3%
2	Fortune Brands, Inc.	135
4	Mohawk Industries, Inc. (a)	286
2	Whirlpool Corp.	175
		596
	Independent Power Producers & Energy Traders — 0.6%
11	Reliant Energy, Inc. (a)	286
	Industrial Conglomerates — 1.3%
3	3M Co.	238
12	General Electric Co.	378
		616
	Insurance — 5.3%
14	American International Group, Inc.	624
7	Infinity Property & Casualty Corp.	252
1	Markel Corp. (a)	391
15	Marsh & McLennan Cos., Inc.	414
6	Navigators Group, Inc. (a)	294
3	Principal Financial Group, Inc.	166
11	Progressive Corp. (The)	200
4	RLI Corp.	206
		2,547
	IT Services — 0.9%
1	Accenture Ltd., Class A, (Bermuda)	52
4	Automatic Data Processing, Inc.	175
4	Electronic Data Systems Corp.	78
6	SAIC, Inc. (a)	110
		415
	Leisure Equipment & Products — 0.7%
5	Hasbro, Inc.	189
7	Mattel, Inc.	131
		320
	Machinery — 1.7%
3	Illinois Tool Works, Inc.	157
10	ITT Corp.	640
		797
	Media — 4.6%
13	CBS Corp., Class B	290
19	Comcast Corp., Class A	380
7	DIRECTV Group, Inc. (The) (a)	172
6	E.W. Scripps Co., Class A	283
13	McClatchy Co., Class A	138
5	McGraw-Hill Cos., Inc. (The)	213
18	New York Times Co. (The), Class A	359
10	Viacom, Inc., Class B (a)	384
		2,219
	Metals & Mining — 1.3%
3	Freeport-McMoRan Copper & Gold, Inc.	364
4	Nucor Corp.	264
		628
	Multiline Retail — 1.5%
7	Nordstrom, Inc.	249
2	Sears Holdings Corp. (a)	177
5	Target Corp.	266
		692
	Multi-Utilities — 1.7%
4	Consolidated Edison, Inc.	179
9	Dominion Resources, Inc.	408
6	SCANA Corp.	224
		811
	Office Electronics — 0.4%
13	Xerox Corp.	183
	Oil, Gas & Consumable Fuels — 2.1%
1	Apache Corp.	121
5	Exxon Mobil Corp.	479
4	Sunoco, Inc.	190
5	Valero Energy Corp.	230
		1,020
	Paper & Forest Products — 0.3%
5	International Paper Co.	143
	Personal Products — 1.7%
13	Avon Products, Inc.	493
7	Estee Lauder Cos., Inc. (The), Class A	340
		833

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Pharmaceuticals — 5.0%
13	Eli Lilly & Co.	640
11	Johnson & Johnson	718
10	Medicines Co. (The) (a)	188
25	Pfizer, Inc.	493
7	Wyeth	329
		2,368
	Real Estate Investment Trusts (REITs) — 12.6%
9	BRE Properties, Inc.	427
11	Corporate Office Properties Trust SBI	425
20	Douglas Emmett, Inc.	470
7	Equity Lifestyle Properties, Inc.	331
27	Equity One, Inc.	667
8	Equity Residential	320
14	Extra Space Storage, Inc.	241
4	Federal Realty Investment Trust	287
5	HCP, Inc.	161
11	Health Care REIT, Inc.	523
11	Home Properties, Inc.	586
19	Plum Creek Timber Co., Inc.	772
4	Public Storage	363
17	U-Store-It Trust	209
5	Ventas, Inc.	243
		6,025
	Road & Rail — 2.9%
5	CSX Corp.	334
26	Heartland Express, Inc.	405
25	Knight Transportation, Inc.	416
12	Werner Enterprises, Inc.	224
		1,379
	Semiconductors & Semiconductor Equipment — 6.4%
9	Cabot Microelectronics Corp. (a)	300
5	Intersil Corp., Class A	124
7	Lam Research Corp. (a)	294
7	Linear Technology Corp.	238
16	Microchip Technology, Inc.	575
63	Micron Technology, Inc. (a)	488
21	Novellus Systems, Inc. (a)	459
23	Taiwan Semiconductor Manufacturing Co., Ltd. ADR, (Taiwan)	255
26	Teradyne, Inc. (a)	339
		3,072
	Software — 0.7%
3	Intuit, Inc. (a)	68
13	Oracle Corp. (a)	275
		343
	Specialty Retail — 2.6%
7	AutoNation, Inc. (a)	112
4	Best Buy Co., Inc.	179
4	Gap, Inc. (The)	78
11	Home Depot, Inc.	330
6	Lowe’s Cos., Inc.	146
4	O’Reilly Automotive, Inc. (a)	124
7	RadioShack Corp.	97
5	Tiffany & Co.	196
		1,262
	Textiles, Apparel & Luxury Goods — 0.9%
12	Jones Apparel Group, Inc.	187
7	Liz Claiborne, Inc.	131
8	Timberland Co., Class A (a)	118
		436
	Thrifts & Mortgage Finance — 0.6%
5	Astoria Financial Corp.	117
9	Hudson City Bancorp, Inc.	165
		282
	Wireless Telecommunication Services — 0.2%
9	Sprint Nextel Corp.	74
	Total Short Positions (Proceeds $46,237)	$44,080

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN SPECIALTY FUNDS   9

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 4/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
(15)	Short Futures Outstanding E-mini S&P 500 Index	June, 2008	$(1,040)	$(10)

ABBREVIATIONS AND DEFINITIONS:

ADR—	American Depositary Receipt

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(j)—	All or a portion of these securities are segregated for short sales.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for future contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2008        JPMORGAN SPECIALTY FUNDS   11

STATEMENT OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$45,197
Investments in affiliates, at value	1,133
Total investment securities, at value	46,330
Cash	270
Deposits with broker for securities sold short	45,303
Receivables:
Investment securities sold	1,545
Fund shares sold	28
Variation margin on futures contracts	4
Interest and dividends	127
Total Assets	93,607

LIABILITIES:
Payables:
Investment securities purchased	1,562
Dividends for securities sold short	24
Securities sold short, at value	44,080
Fund shares redeemed	34
Accrued liabilities:
Investment advisory fees	24
Administration fees	1
Shareholder servicing fees	3
Distribution fees	3
Custodian and accounting fees	24
Trustees’ and Chief Compliance Officer’s fees	—	(b)
Other	46
Total Liabilities	45,801
Net Assets	$47,806

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2008

Market Neutral Fund
NET ASSETS:
Paid in capital	$50,458
Accumulated undistributed (distributions in excess of) net investment income	32
Accumulated net realized gains (losses)	(6,019)
Net unrealized appreciation (depreciation)	3,335
Total Net Assets	$47,806

Net Assets:
Class A	$11,643
Class B	791
Institutional Class	35,372
Total	$47,806

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	819
Class B	56
Institutional Class	2,453

Net Asset Value:
Class A — Redemption price per share	$14.22
Class B — Offering price per share (a)	13.98
Institutional Class — Offering and redemption price per share	14.42
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.01

Cost of investments in non-affiliates	$44,009
Cost of investments in affiliates	1,133
Proceeds from securities sold short	46,237

(a)	Redemption price for Class B Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN SPECIALTY FUNDS   13

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

Market Neutral Fund
INVESTMENT INCOME:
Dividend income	$430
Dividend income from affiliates (a)	93
Interest income	657
Total investment income	1,180

EXPENSES:
Investment advisory fees	298
Administration fees	24
Distribution fees:
Class A	17
Class B	3
Shareholder servicing fees:
Class A	17
Class B	1
Institutional Class	17
Custodian and accounting fees	27
Interest expense	2
Professional fees	28
Trustees’ and Chief Compliance Officer’s fees	— (b)
Printing and mailing costs	12
Registration and filing fees	19
Transfer agent fees	16
Dividend expense on securities sold short	420
Other	4
Total expenses	905
Less amounts waived	(203)
Less earnings credits	(3)
Net expenses	699
Net investment income (loss)	481

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(3,153)
Futures	12
Securities sold short	1,377
Net realized gain (loss)	(1,764)
Change in net unrealized appreciation (depreciation) of:
Investments	(1,178)
Futures	(10)
Securities sold short	2,016
Change in net unrealized appreciation (depreciation)	828
Net realized/unrealized gains (losses)	(936)
Change in net assets resulting from operations	$(455)

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Market Neutral Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$481	$1,021
Net realized gain (loss)	(1,764)	1,971
Change in net unrealized appreciation (depreciation)	828	(455)
Change in net assets resulting from operations	(455)	2,537

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(100)	(399)
Class B
From net investment income	(6)	(22)
Institutional Class
From net investment income	(341)	(1,225)
Total distributions to shareholders	(447)	(1,646)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	6,420	22,662

NET ASSETS:
Change in net assets	5,518	23,553
Beginning of period	42,288	18,735
End of period	$47,806	$42,288
Accumulated undistributed (distributions in excess of) net investment income	$32	$(2)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN SPECIALTY FUNDS   15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Market Neutral Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,267	$13,624
Dividends and distributions reinvested	52	230
Cost of shares redeemed	(10,029)	(5,019)
Change in net assets from Class A capital transactions	$(710)	$8,835

Class B
Proceeds from shares issued	$372	$300
Dividends and distributions reinvested	4	15
Cost of shares redeemed	(140)	(130)
Change in net assets from Class B capital transactions	$236	$185

Institutional Class
Proceeds from shares issued	$8,401	$15,138
Dividends and distributions reinvested	340	1,224
Cost of shares redeemed	(1,847)	(2,720)
Change in net assets from Institutional Class capital transactions	$6,894	$13,642

Total change in net assets from capital transactions	$6,420	$22,662

SHARE TRANSACTIONS:
Class A
Issued	640	943
Reinvested	4	16
Redeemed	(695)	(348)
Change in Class A Shares	(51)	611

Class B
Issued	26	21
Reinvested	— (b)	1
Redeemed	(10)	(9)
Change in Class B Shares	16	13

Institutional Class
Issued	573	1,045
Reinvested	24	84
Redeemed	(128)	(185)
Change in Institutional Class Shares	469	944

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2008        JPMORGAN SPECIALTY FUNDS   17

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance

	Investment operations					Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period
Class A
Six Months Ended April 30, 2008 (Unaudited)	$14.49	$0.12	(e)	$(0.27)	$(0.15)	$(0.12)	$—	$(0.12)	$14.22
Year Ended October 31, 2007	14.01	0.40	(e)	0.70	1.10	(0.62)	—	(0.62)	14.49
Year Ended October 31, 2006	13.63	0.36	(e)	0.70	1.06	(0.68)	—	(0.68)	14.01
Year Ended October 31, 2005	14.18	0.09		(0.40)	(0.31)	(0.09)	(0.15)	(0.24)	13.63
Year Ended October 31, 2004	14.01	(0.03	)(e)	0.20	0.17	—	—	—	14.18
Year Ended October 31, 2003	13.99	(0.09	)(e)	0.23	0.14	(0.03)	(0.09)	(0.12)	14.01

Class B
Six Months Ended April 30, 2008 (Unaudited)	14.27	0.09	(e)	(0.28)	(0.19)	(0.10)	—	(0.10)	13.98
Year Ended October 31, 2007	13.81	0.34	(e)	0.67	1.01	(0.55)	—	(0.55)	14.27
Year Ended October 31, 2006	13.45	0.28	(e)	0.70	0.98	(0.62)	—	(0.62)	13.81
Year Ended October 31, 2005	14.00	0.04		(0.41)	(0.37)	(0.03)	(0.15)	(0.18)	13.45
Year Ended October 31, 2004	13.91	(0.16	)(e)	0.25	0.09	—	—	—	14.00
Year Ended October 31, 2003	13.95	(0.16	)(e)	0.23	0.07	(0.02)	(0.09)	(0.11)	13.91

Institutional Class
Six Months Ended April 30, 2008 (Unaudited)	14.67	0.16	(e)	(0.27)	(0.11)	(0.14)	—	(0.14)	14.42
Year Ended October 31, 2007	14.18	0.49	(e)	0.68	1.17	(0.68)	—	(0.68)	14.67
Year Ended October 31, 2006	13.78	0.41	(e)	0.74	1.15	(0.75)	—	(0.75)	14.18
Year Ended October 31, 2005	14.30	0.17		(0.41)	(0.24)	(0.13)	(0.15)	(0.28)	13.78
Year Ended October 31, 2004	14.07	(0.02	)(e)	0.25	0.23	—	—	—	14.30
Year Ended October 31, 2003	14.00	(0.05	)(e)	0.24	0.19	(0.03)	(0.09)	(0.12)	14.07

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Calculated based upon average shares outstanding.

(f)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2008

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expense for securities sold short) (d)	Net expenses (excluding dividend expense for securities sold short) (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate (b)
(1.07)%	$11,643	3.27%	1.51	%(f)	1.66%	4.07%	2.31%	234%
8.02	12,603	3.67	1.51	(f)	2.81	4.68	2.52	387
8.02	3,630	3.70	1.50		2.62	4.85	2.65	476
(2.25)	2,968	3.46	1.50		0.99	4.31	2.35	313
1.21	1,222	3.14	1.50		(0.58)	7.44	5.80	200
0.97	220	3.34	1.50		(0.67)	11.93	10.09	114

(1.30)	791	3.77	2.01	(f)	1.24	4.56	2.80	234
7.46	572	4.17	2.01	(f)	2.41	5.23	3.07	387
7.49	368	4.20	2.00		2.04	5.35	3.15	476
(2.68)	251	3.96	2.00		0.35	5.16	3.20	313
0.65	243	3.64	2.00		(1.20)	9.37	7.73	200
0.48	200	3.84	2.00		(1.19)	12.46	10.62	114

(0.76)	35,372	2.77	1.01	(f)	2.19	3.66	1.90	234
8.44	29,113	3.17	1.01	(f)	3.36	4.32	2.16	387
8.60	14,737	3.20	1.00		2.97	4.17	1.97	476
(1.75)	95,860	2.96	1.00		1.31	3.72	1.76	313
1.63	79,199	2.64	1.00		(0.19)	3.96	2.32	200
1.35	16,216	3.04	1.19		(0.35)	4.74	2.89	114

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN SPECIALTY FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
Market Neutral Fund	Class A, Class B and Institutional Class

Class A Shares generally provide for a front-end sales charge while Class B Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives shall generally be valued each day by third party broker-dealers or counterparties or by independent or affiliated pricing services approved by the Board of Trustees. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B. Futures Contracts — The Fund may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Fund realizes a gain or loss.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to investments. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

20   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2008

As of April 30, 2008, the Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

C. Short Sales — The Fund engages in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact on the Fund’s financial statements.

G. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I. Recent Accounting Pronouncements — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires

APRIL 30, 2008        JPMORGAN SPECIALTY FUNDS   21

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.25% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Fund in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended April 30, 2008 was approximately $4,000.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2008, the annualized effective rate was 0.10% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class B Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class B Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2008, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$2	$1

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class B	Institutional Class
0.25%	0.25%	0.10%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

22   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2008

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class B	Institutional Class
1.50%	2.00%	1.00%

The contractual expense limitation agreements were in effect for the six months ended April 30, 2008. The expense limitation percentages in the table above are in place until at least February 28, 2009.

For the six months ended April 30, 2008, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$176	$10	$17	$203

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2008, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended April 30, 2008, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$56,443	$44,422	$59,690	$49,727

During the six months ended April 30, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2008, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$45,142	$3,577	$2,389	$1,188

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of

APRIL 30, 2008        JPMORGAN SPECIALTY FUNDS   23

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2008. Average borrowings from the Facility for the six months ended April 30, 2008, were as follows (amounts in thousands):

Average Borrowings	Number of Days Used	Interest Paid
$2,822	1	$	—(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

From time to time, the Fund’s investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

8. Subsequent Event

JPMorgan Chase & Co. announced on May 31, 2008 that it completed its acquisition of The Bear Stearns Companies Inc. on May 30, 2008.

24   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2007, and continued to hold your shares at the end of the reporting period, April 30, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2007	Ending Account Value, April 30, 2008	Expenses Paid During November 1, 2007 to April 30, 2008*	Annualized Expense Ratio
Market Neutral Fund
Class A
Actual	$1,000.00	$989.30	$16.17	3.27%
Hypothetical	1,000.00	1,008.60	16.33	3.27
Class B
Actual	1,000.00	987.00	18.63	3.77
Hypothetical	1,000.00	1,006.12	18.80	3.77
Institutional Class
Actual	1,000.00	992.40	13.72	2.77
Hypothetical	1,000.00	1,011.09	13.85	2.77

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

APRIL 30, 2008        JPMORGAN SPECIALTY FUNDS   25

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. April 2008.	SAN-SPEC-408

SEMI-ANNUAL REPORT
SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED)

Highbridge

Funds

Highbridge Statistical Market Neutral Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	22
Financial Highlights	28
Notes to Financial Statements	30
Schedule of Shareholder Expenses	35

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 12, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Highbridge Statistical Market Neutral Fund. Inside, you’ll find information detailing the performance of the fund for the six-month period ended April 30, 2008, along with a report from the portfolio manager.

“Equity investors faced significant challenges during the six months, as negative news impacted the financial markets.”

Stock returns turn negative

Equity investors faced significant challenges during the six months, as negative news impacted the financial markets. Across the board, stock returns were sharply negative for the period. The S&P 500 Index returned –9.64%, while large-, mid- and small-cap stocks returned –9.55%, –8.75% and
–12.92%, respectively (as measured by the Russell 1000, Russell Midcap and Russell 2000 Indexes).

Credit problems fuel volatility, losses

After enjoying a lengthy period of healthy returns, U.S. stocks were negatively affected early in the period, as problems in other segments of the economy spilled into the stock market. The slowing economy and weak housing market — coupled with the sub-prime mortgage market and ensuing credit crises — stifled stock market performance, resulting in a widespread market correction.

As these problems grew, volatility increased, and investors attempted to identify the companies holding risky U.S. mortgage debt and gauge the extent of their losses. Market liquidity shrank, as investors shunned riskier assets. As the credit crisis unfolded, several companies in the financial sector revealed large losses from sub-prime debt exposure, which further soured market sentiment.

Fed shows its resolve

Concerned about ramifications for the entire U.S. financial system, the Federal Reserve (Fed) took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. At the same time, the Fed demonstrated its commitment to restoring liquidity to the U.S. financial system. It launched new funding facilities for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

The Fed also continued to pursue its “more traditional” monetary policies in an attempt to avert an economic recession. On the heels of a 50-basis point (bp) cut to the fed funds target rate in September and a 25-bp cut in October, the Fed continued its easing campaign in December, lowering the rate by another 25 bps. On January 22, 2008, the Fed surprised most observers with a 75-bp rate cut prior to its next Federal Open Market Committee meeting, at which the Fed cut another 50 bps from its short-term rate. Additional rate cuts of 75 bps and 25 bps followed at its March and April meetings, respectively, leaving the fed funds target at 2.0%.

Central Bank sparks confidence

The Fed’s aggressive responses to slowing economic growth and the mounting credit crisis helped provide stability to jittery U.S. financial markets. In the wake of the Fed’s unprecedented actions in March, U.S. stocks rebounded nicely in April, with the S&P 500 Index returning 4.87%. Key data include the S&P/Case-Shiller Home Price Indexes, whose 20-city composite showed a 10.7% year-over-year drop in late March and, we believe, served as a stark reminder that declining property values — along with rising mortgage default rates — remained serious problems.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2008        HIGHBRIDGE FUNDS   1

Highbridge Statistical Market Neutral Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS
Fund Inception	November 30, 2005
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$849,154
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:     HOW DID THE FUND PERFORM?

A:	The JPMorgan Highbridge Statistical Market Neutral Fund, which seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing,* returned 4.96%** (Select Class Shares) for the six months ended April 30, 2008, compared to the 1.75% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index for the same period.

Q:     WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. All forecasting elements in the model aided performance. The strongest contribution came from relative value and fundamental forecast themes.

The Fund realized the strongest alpha generation in the energy and healthcare sectors and the weakest alpha in the telecommunication and industrial sectors.

The Fund’s top two contributors to performance included short positions in Citigroup Inc., the largest U.S. bank, and UnitedHealth Group Inc., the largest U.S. medical insurer. Shares of Citigroup fell after analyst downgrades, which resulted from the company’s large write-downs and losses from credit market exposure. UnitedHealth Group’s stock price plummeted after analyst downgrades signaled concerns about unexpectedly high medical costs and the inability to sustain recent profits.

The top two detractors from performance came from the Fund’s long positions in Idearc Inc., a publisher of U.S. telephone directories, including the yellow and white pages, and Sprint Nextel Corp., a wireless communication provider. Shares of Idearc fell after fourth-quarter results revealed a significant decline in print advertising sales. Sprint’s stock price continued to underperform, as the company’s turnaround lagged expectations.

Q:     HOW WAS THE FUND MANAGED?

A:	The Fund holds long positions (buy) and short positions (sell) in primarily mid- to large-cap U.S. equity securities. The Fund’s portfolio structure is designed to generate low correlation to overall equity market and sector moves.

We manage the Fund using a quantitative investment process. The forecasting component of the process seeks to identify equity securities expected to potentially outperform or underperform other equity securities with similar industry and risk characteristics. We select the Fund’s holdings by balancing expected returns predicted by our forecasting model against typical and stock-specific risks in the Fund’s portfolio. We achieve this balancing through the use of proprietary optimization software. The Fund is rebalanced each trading day through a proprietary electronic trading system.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	Pfizer, Inc.	0.9%
2.	Big Lots, Inc.	0.9
3.	Gilead Sciences, Inc.	0.9
4.	Eaton Corp.	0.8
5.	State Street Corp.	0.8
6.	3M Co.	0.8
7.	Intel Corp.	0.8
8.	Applera Corp. — Applied Biosystems Group	0.8
9.	United Technologies Corp.	0.7
10.	Estee Lauder Cos., Inc. (The), Class A	0.7

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	15.2%
Health Care	14.8
Industrials	14.5
Consumer Discretionary	13.1
Financials	9.9
Energy	8.7
Materials	7.0
Utilities	6.1
Consumer Staples	6.0
Telecommunication Services	2.6
Short-Term Investment	2.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of April 30, 2008. The Fund’s composition is subject to change.

2   HIGHBRIDGE FUNDS        APRIL 30, 2008

TOP TEN SHORT POSITIONS OF THE PORTFOLIO*

1.	Mylan, Inc.	0.9%
2.	Manpower, Inc.	0.8
3.	Abbott Laboratories	0.8
4.	Home Depot, Inc.	0.8
5.	Valmont Industries, Inc.	0.8
6.	Harley-Davidson, Inc.	0.8
7.	McKesson Corp.	0.8
8.	Oracle Corp.	0.8
9.	Fastenal Co.	0.8
10.	Medtronic, Inc.	0.8

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR*

Consumer Discretionary	15.9%
Industrials	15.5
Information Technology	13.9
Health Care	13.7
Financials	13.5
Materials	7.9
Utilities	6.1
Consumer Staples	6.0
Energy	6.0
Telecommunication Services	1.5

*	Percentages indicated are based upon total short investments as of April 30, 2008. The Fund’s composition is subject to change.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/05
Without Sales Charge		0.58%	4.32%
With Sales Charge**		(4.69)	2.02
CLASS C SHARES	11/30/05
Without CDSC		0.12	3.83
With CDSC***		(0.88)	3.83
SELECT CLASS SHARES	11/30/05	0.85	4.59

**	Sales Charge for Class A Shares is 5.25%.

***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/2005 TO 4/30/2008)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2005.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the Highbridge Statistical Market Neutral Fund, Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market-Neutral Funds Average from November 30, 2005 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 3-Month U.S. Treasury Bill Index is a one-security index which, at the beginning of every month, selects for inclusion the bill maturing closest to, but not beyond, 91 days from that date. That issue is then held for one month, sold and rolled into a new bill. The Lipper Equity Market-Neutral Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        HIGHBRIDGE FUNDS   3

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — 99.6% (j)
Long-Term Investments — 97.5%
		Common Stocks — 97.5%
		Aerospace & Defense — 3.4%
73		Boeing Co.	6,164
—	(h)	Ceradyne, Inc. (a)	—	(h)
5		DRS Technologies, Inc.	343
—	(h)	Esterline Technologies Corp. (a)	5
28		General Dynamics Corp.	2,506
2		Goodrich Corp.	131
52		Honeywell International, Inc.	3,112
16		Lockheed Martin Corp.	1,645
85		Northrop Grumman Corp.	6,228
11		Orbital Sciences Corp. (a)	304
5		Precision Castparts Corp.	622
—	(h)	Raytheon Co.	2
31		Teledyne Technologies, Inc. (a)	1,825
87		United Technologies Corp.	6,337
			29,224
		Air Freight & Logistics — 0.3%
30		FedEx Corp.	2,887
—	(h)	United Parcel Service, Inc., Class B	14
			2,901
		Airlines — 0.0% (g)
3		SkyWest, Inc.	59
—	(h)	Southwest Airlines Co.	—	(h)
			59
		Auto Components — 0.9%
48		Autoliv, Inc., (Sweden)	2,961
62		Cooper Tire & Rubber Co.	808
—	(h)	Gentex Corp.	—	(h)
—	(h)	Johnson Controls, Inc.	—	(h)
51		Lear Corp. (a)	1,461
70		TRW Automotive Holdings Corp. (a)	1,793
8		WABCO Holdings, Inc.	390
			7,413
		Automobiles — 0.0% (g)
—	(h)	Thor Industries, Inc.	1
		Beverages — 0.2%
16		Coca-Cola Enterprises, Inc.	352
11		Molson Coors Brewing Co., Class B	612
27		Pepsi Bottling Group, Inc.	920
6		PepsiAmericas, Inc.	151
			2,035
		Biotechnology — 3.7%
1		Abraxis Bioscience, Inc. (a)	87
53		Alkermes, Inc. (a)	660
73		Amgen, Inc. (a)	3,055
59		Biogen Idec, Inc. (a)	3,571
69		Celgene Corp. (a)	4,290
59		Cephalon, Inc. (a)	3,665
—	(h)	Dendreon Corp. (a)	—	(h)
66		Genentech, Inc. (a)	4,508
5		Genzyme Corp. (a)	353
144		Gilead Sciences, Inc. (a)	7,461
25		Isis Pharmaceuticals, Inc. (a)	290
—	(h)	Medarex, Inc. (a)	1
17		Millennium Pharmaceuticals, Inc. (a)	426
75		OSI Pharmaceuticals, Inc. (a)	2,584
—	(h)	PDL BioPharma, Inc. (a)	—	(h)
4		Regeneron Pharmaceuticals, Inc. (a)	72
			31,023
		Building Products — 0.1%
24		Lennox International, Inc.	809
—	(h)	Quanex Building Products Corp. (a)	1
			810
		Capital Markets — 3.6%
—	(h)	Affiliated Managers Group, Inc. (a)	1
64		AllianceBernstein Holding LP	3,957
—	(h)	American Capital Strategies Ltd.	—	(h)
9		Ameriprise Financial, Inc.	445
92		Bank of New York Mellon Corp. (The)	4,005
28		Charles Schwab Corp. (The)	613
—	(h)	Cohen & Steers, Inc.	1
123		Federated Investors, Inc., Class B	4,108
22		Franklin Resources, Inc.	2,065
155		GFI Group, Inc.	1,827
—	(h)	Goldman Sachs Group, Inc. (The)	5
—	(h)	Greenhill & Co., Inc.	1
—	(h)	Lehman Brothers Holdings, Inc.	2
22		Morgan Stanley	1,084
38		Northern Trust Corp.	2,813
—	(h)	optionsXpress Holdings, Inc.	—	(h)
1		Raymond James Financial, Inc.	37
110		SEI Investments Co.	2,562
93		State Street Corp.	6,685
—	(h)	TD AMERITRADE Holding Corp. (a)	—
7		Waddell & Reed Financial, Inc., Class A	221
			30,432

SEE NOTES TO FINANCIAL STATEMENTS.

4   HIGHBRIDGE FUNDS        APRIL 30, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Chemicals — 4.4%
7		Air Products & Chemicals, Inc.	695
97		Airgas, Inc.	4,657
1		Albemarle Corp.	36
123		Celanese Corp., Class A	5,503
19		CF Industries Holdings, Inc.	2,560
120		Chemtura Corp.	827
39		Cytec Industries, Inc.	2,328
10		Dow Chemical Co. (The)	395
28		Eastman Chemical Co.	2,087
—	(h)	Ecolab, Inc.	4
—	(h)	H.B. Fuller Co.	2
52		Hercules, Inc.	971
—	(h)	Huntsman Corp.	1
21		International Flavors & Fragrances, Inc.	980
1		Minerals Technologies, Inc.	88
25		Monsanto Co.	2,794
—	(h)	Mosaic Co. (The) (a)	6
36		Nalco Holding Co.	828
154		Olin Corp.	3,105
30		OM Group, Inc. (a)	1,661
3		Praxair, Inc.	232
23		Rockwood Holdings, Inc. (a)	849
7		Sigma-Aldrich Corp.	399
103		Terra Industries, Inc. (a)	3,904
16		Terra Nitrogen Co. LP	2,317
—	(h)	W.R. Grace & Co. (a)	2
—	(h)	Westlake Chemical Corp.	—	(h)
—	(h)	Zep, Inc.	—	(h)
			37,231
		Commercial Banks — 1.1%
—	(h)	BB&T Corp.	1
—	(h)	Cathay General Bancorp	1
—	(h)	East West Bancorp, Inc.	1
86		Fifth Third Bancorp	1,850
26		Fulton Financial Corp.	319
129		Huntington Bancshares, Inc.	1,212
16		International Bancshares Corp.	412
—	(h)	National City Corp.	—	(h)
33		Regions Financial Corp.	723
—	(h)	Sterling Financial Corp.	1
8		Susquehanna Bancshares, Inc.	156
21		TCF Financial Corp.	367
—	(h)	Trustmark Corp.	—	(h)
—	(h)	Valley National Bancorp	2
—	(h)	Webster Financial Corp.	3
—	(h)	Wells Fargo & Co.	1
43		Whitney Holding Corp.	1,013
73		Zions Bancorp	3,380
			9,442
		Commercial Services & Supplies — 1.8%
292		Allied Waste Industries, Inc. (a)	3,607
21		Brink’s Co. (The)	1,503
22		Corporate Executive Board Co. (The)	958
1		Deluxe Corp.	23
17		Dun & Bradstreet Corp.	1,425
21		Equifax, Inc.	814
—	(h)	IKON Office Solutions, Inc.	1
—	(h)	Monster Worldwide, Inc. (a)	5
16		R.R. Donnelley & Sons Co.	495
15		Republic Services, Inc.	472
—	(h)	Resources Connection, Inc.	1
8		Rollins, Inc.	123
73		Steelcase, Inc., Class A	811
37		TeleTech Holdings, Inc. (a)	855
—	(h)	United Stationers, Inc. (a)	4
122		Waste Management, Inc.	4,413
			15,510
		Communications Equipment — 1.3%
49		Adtran, Inc.	1,167
—	(h)	Arris Group, Inc. (a)	—	(h)
10		Avocent Corp. (a)	197
30		Blue Coat Systems, Inc. (a)	638
20		Ciena Corp. (a)	685
4		CommScope, Inc. (a)	200
85		Corning, Inc.	2,274
—	(h)	EchoStar Corp., Class A (a)	2
—	(h)	F5 Networks, Inc. (a)	—	(h)
188		Foundry Networks, Inc. (a)	2,390
12		Harris Corp.	660
—	(h)	InterDigital, Inc. (a)	—	(h)
37		Juniper Networks, Inc. (a)	1,022
59		Polycom, Inc. (a)	1,325
13		QUALCOMM, Inc.	547
—	(h)	UTStarcom, Inc. (a)	—	(h)
			11,107

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        HIGHBRIDGE FUNDS   5

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Computers & Peripherals — 1.6%
7		Apple, Inc. (a)	1,250
—	(h)	Dell, Inc. (a)	—	(h)
23		Hewlett-Packard Co.	1,048
17		International Business Machines Corp.	2,093
103		Lexmark International, Inc., Class A (a)	3,219
27		NetApp, Inc. (a)	660
32		QLogic Corp. (a)	517
16		SanDisk Corp. (a)	422
3		Sun Microsystems, Inc. (a)	54
206		Teradata Corp. (a)	4,396
			13,659
		Construction & Engineering — 0.9%
48		EMCOR Group, Inc. (a)	1,215
13		Fluor Corp.	2,037
3		Granite Construction, Inc.	103
31		Perini Corp. (a)	1,106
42		Shaw Group, Inc. (The) (a)	2,074
32		URS Corp. (a)	1,276
			7,811
		Construction Materials — 0.0% (g)
—	(h)	Martin Marietta Materials, Inc.	11
		Consumer Finance — 0.0% (g)
4		American Express Co.	206
—	(h)	AmeriCredit Corp. (a)	1
—	(h)	CompuCredit Corp. (a)	1
—	(h)	Discover Financial Services	—	(h)
—	(h)	SLM Corp. (a)	—	(h)
			208
		Containers & Packaging — 0.5%
11		Bemis Co., Inc.	280
4		Greif, Inc., Class A	258
—	(h)	Owens-Illinois, Inc. (a)	5
74		Packaging Corp. of America	1,634
44		Silgan Holdings, Inc.	2,333
7		Smurfit-Stone Container Corp. (a)	36
			4,546
		Distributors — 0.2%
45		Genuine Parts Co.	1,898
		Diversified Consumer Services — 0.5%
38		Apollo Group, Inc., Class A (a)	1,935
—	(h)	DeVry, Inc.	3
—	(h)	Matthews International Corp., Class A	22
—	(h)	Regis Corp.	1
142		Service Corp. International	1,582
16		Sotheby’s	452
			3,995
		Diversified Financial Services — 0.6%
—	(h)	Bank of America Corp.	2
5		IntercontinentalExchange, Inc. (a)	806
—	(h)	Leucadia National Corp.	22
32		Nasdaq OMX Group (The) (a)	1,183
41		NYSE Euronext	2,698
			4,711
		Diversified Telecommunication Services — 2.3%
126		CenturyTel, Inc.	4,105
310		Citizens Communications Co.	3,319
90		Embarq Corp.	3,731
246		Qwest Communications International, Inc.	1,268
40		Time Warner Telecom, Inc., Class A (a)	778
126		Verizon Communications, Inc.	4,834
94		Windstream Corp.	1,109
			19,144
		Electric Utilities — 2.6%
127		American Electric Power Co., Inc.	5,666
46		DPL, Inc.	1,290
39		Duke Energy Corp.	720
18		Edison International	959
67		Great Plains Energy, Inc.	1,707
66		Northeast Utilities	1,745
220		Pepco Holdings, Inc.	5,490
21		Progress Energy, Inc.	865
205		Sierra Pacific Resources	2,789
25		Westar Energy, Inc.	570
			21,801
		Electrical Equipment — 1.1%
21		Acuity Brands, Inc.	1,019
70		Belden, Inc.	2,370
19		Brady Corp., Class A	632
—	(h)	Evergreen Solar, Inc. (a)	—	(h)
79		GrafTech International Ltd. (a)	1,550
26		Hubbell, Inc., Class B	1,163
57		Regal-Beloit Corp.	2,128
—	(h)	Rockwell Automation, Inc.	3
6		Roper Industries, Inc.	394
4		Thomas & Betts Corp. (a)	142
			9,401

SEE NOTES TO FINANCIAL STATEMENTS.

6   HIGHBRIDGE FUNDS        APRIL 30, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Electronic Equipment & Instruments — 1.1%
—	(h)	Agilent Technologies, Inc. (a)	12
5		Anixter International, Inc. (a)	281
37		Arrow Electronics, Inc. (a)	1,014
29		Dolby Laboratories, Inc., Class A (a)	1,181
241		Jabil Circuit, Inc.	2,625
—	(h)	Mettler-Toledo International, Inc. (a)	8
21		Molex, Inc.	587
51		National Instruments Corp.	1,497
264		Vishay Intertechnology, Inc. (a)	2,491
			9,696
		Energy Equipment & Services — 2.2%
63		Dresser-Rand Group, Inc. (a)	2,294
6		Exterran Holdings, Inc. (a)	368
35		FMC Technologies, Inc. (a)	2,349
327		Global Industries Ltd. (a)	5,213
—	(h)	Grey Wolf, Inc. (a)	—	(h)
68		Helix Energy Solutions Group, Inc. (a)	2,333
7		ION Geophysical Corp. (a)	105
92		Key Energy Services, Inc. (a)	1,262
2		National Oilwell Varco, Inc. (a)	143
—	(h)	Oil States International, Inc. (a)	2
19		SEACOR Holdings, Inc. (a)	1,613
15		Superior Energy Services, Inc. (a)	654
11		Tetra Technologies, Inc. (a)	175
27		Unit Corp. (a)	1,735
			18,246
		Food & Staples Retailing — 2.0%
42		BJ’s Wholesale Club, Inc. (a)	1,592
2		Casey’s General Stores, Inc.	40
12		CVS/Caremark Corp.	478
1		Great Atlantic & Pacific Tea Co. (a)	14
96		Longs Drug Stores Corp.	3,832
—	(h)	Rite Aid Corp. (a)	—	(h)
42		Safeway, Inc.	1,337
30		SUPERVALU, Inc.	979
41		SYSCO Corp.	1,244
112		Walgreen Co.	3,886
57		Wal-Mart Stores, Inc.	3,309
			16,711
		Food Products — 1.8%
21		Campbell Soup Co.	713
—	(h)	Corn Products International, Inc.	2
62		Del Monte Foods Co.	563
60		Flowers Foods, Inc.	1,544
41		General Mills, Inc.	2,463
6		Hershey Co. (The)	226
10		Hormel Foods Corp.	400
43		JM Smucker Co. (The)	2,137
5		Lancaster Colony Corp.	194
145		Pilgrim’s Pride Corp.	3,507
25		Ralcorp Holdings, Inc. (a)	1,540
33		Tyson Foods, Inc., Class A	579
22		Wm. Wrigley, Jr., Co.	1,640
			15,508
		Gas Utilities — 0.4%
28		AGL Resources, Inc.	967
—	(h)	Amerigas Partners LP	1
7		Atmos Energy Corp.	187
3		Crosstex Energy, Inc.	97
—	(h)	Ferrellgas Partners LP	1
—	(h)	NuStar Energy LP	—	(h)
—	(h)	Piedmont Natural Gas Co.	2
59		Southern Union Co.	1,505
—	(h)	Southwest Gas Corp.	2
8		Suburban Propane Partners LP	330
—	(h)	UGI Corp.	3
			3,095
		Health Care Equipment & Supplies — 2.4%
—	(h)	Advanced Medical Optics, Inc. (a)	1
—	(h)	ArthroCare Corp. (a)	1
26		Beckman Coulter, Inc.	1,794
11		Becton, Dickinson & Co.	976
—	(h)	CR Bard, Inc.	36
18		Dentsply International, Inc.	705
—	(h)	ev3, Inc. (a)	—	(h)
25		Gen-Probe, Inc. (a)	1,424
—	(h)	Idexx Laboratories, Inc. (a)	3
3		Immucor, Inc. (a)	94
65		Kinetic Concepts, Inc. (a)	2,581
77		Sirona Dental Systems, Inc. (a)	2,061
56		St. Jude Medical, Inc. (a)	2,463
102		STERIS Corp.	2,816
13		Stryker Corp.	856
16		Varian Medical Systems, Inc. (a)	740
3		West Pharmaceutical Services, Inc.	145
51		Zimmer Holdings, Inc. (a)	3,791
			20,487

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        HIGHBRIDGE FUNDS   7

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Health Care Providers & Services — 2.5%
8		Aetna, Inc.	349
66		AMERIGROUP Corp. (a)	1,715
2		AmerisourceBergen Corp.	76
—	(h)	Apria Healthcare Group, Inc. (a)	—	(h)
23		Cigna Corp.	982
16		DaVita, Inc. (a)	822
68		Health Management Associates, Inc., Class A (a)	488
56		Health Net, Inc. (a)	1,626
10		Laboratory Corp. of America Holdings (a)	764
3		LifePoint Hospitals, Inc. (a)	103
131		Lincare Holdings, Inc. (a)	3,182
17		Magellan Health Services, Inc. (a)	650
44		Omnicare, Inc.	898
8		Owens & Minor, Inc.	382
82		Patterson Cos., Inc. (a)	2,794
—	(h)	PharMerica Corp. (a)	—	(h)
60		Quest Diagnostics, Inc.	3,007
15		Universal American Corp. (a)	162
40		VCA Antech, Inc. (a)	1,310
50		WellCare Health Plans, Inc. (a)	2,176
			21,486
		Health Care Technology — 0.3%
52		Cerner Corp. (a)	2,425
—	(h)	HLTH Corp. (a)	—	(h)
—	(h)	IMS Health, Inc.	9
			2,434
		Hotels, Restaurants & Leisure — 1.9%
—	(h)	Ameristar Casinos, Inc.	1
17		Bob Evans Farms, Inc.	474
174		Boyd Gaming Corp.	3,268
2		Choice Hotels International, Inc.	60
98		Darden Restaurants, Inc.	3,502
62		International Speedway Corp., Class A	2,615
28		Jack in the Box, Inc. (a)	756
10		Las Vegas Sands Corp. (a)	778
—	(h)	Life Time Fitness, Inc. (a)	4
41		MGM Mirage (a)	2,119
—	(h)	Penn National Gaming, Inc. (a)	—	(h)
—	(h)	Pinnacle Entertainment, Inc. (a)	—	(h)
—	(h)	Ruby Tuesday, Inc.	—	(h)
1		Speedway Motorsports, Inc.	13
76		Starbucks Corp. (a)	1,231
18		Starwood Hotels & Resorts Worldwide, Inc.	919
11		Tim Hortons, Inc., (Canada)	380
			16,120
		Household Durables — 0.8%
7		Black & Decker Corp.	443
18		Centex Corp.	376
21		D.R. Horton, Inc.	324
8		Harman International Industries, Inc.	338
260		Leggett & Platt, Inc.	4,308
8		MDC Holdings, Inc.	327
18		Newell Rubbermaid, Inc.	372
2		Stanley Works (The)	110
8		Toll Brothers, Inc. (a)	177
—	(h)	Whirlpool Corp.	2
			6,777
		Household Products — 0.1%
—	(h)	Church & Dwight Co., Inc.	—	(h)
2		Energizer Holdings, Inc. (a)	125
13		Kimberly-Clark Corp.	849
			974
		Independent Power Producers & Energy Traders — 1.1%
126		AES Corp. (The) (a)	2,196
12		Constellation Energy Group, Inc.	1,002
74		NRG Energy, Inc. (a)	3,242
117		Reliant Energy, Inc. (a)	2,999
			9,439
		Industrial Conglomerates — 1.1%
84		3M Co.	6,490
4		Carlisle Cos., Inc.	117
82		General Electric Co.	2,689
3		Teleflex, Inc.	160
			9,456
		Insurance — 1.9%
—	(h)	Aflac, Inc.	6
—	(h)	Ambac Financial Group, Inc.	—	(h)
18		American Financial Group, Inc.	489
1		American National Insurance Co.	80
24		CNA Financial Corp.	634
8		Delphi Financial Group, Inc.	215
1		Fidelity National Financial, Inc., Class A	17
14		Hartford Financial Services Group, Inc.	977
124		HCC Insurance Holdings, Inc.	3,049
—	(h)	Hilb, Rogal & Hobbs Co.	1
—	(h)	MBIA, Inc.	—	(h)
36		MetLife, Inc.	2,200
22		National Financial Partners Corp.	595
—	(h)	Nationwide Financial Services, Inc.	5

SEE NOTES TO FINANCIAL STATEMENTS.

8   HIGHBRIDGE FUNDS        APRIL 30, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Insurance — Continued
34		Philadelphia Consolidated Holding Co. (a)	1,263
—	(h)	Phoenix Cos., Inc. (The)	1
9		Prudential Financial, Inc.	673
60		Reinsurance Group of America, Inc.	3,111
—	(h)	Safeco Corp.	18
1		Transatlantic Holdings, Inc.	95
—	(h)	Travelers Cos., Inc. (The)	—	(h)
96		W.R. Berkley Corp.	2,458
			15,887
		Internet & Catalog Retail — 0.0% (g)
12		IAC/InterActive Corp. (a)	245
—	(h)	Netflix, Inc. (a)	2
—	(h)	NutriSystem, Inc.	—	(h)
			247
		Internet Software & Services — 0.6%
—	(h)	Digital River, Inc. (a)	3
2		Google, Inc., Class A (a)	1,084
—	(h)	RealNetworks, Inc. (a)	—	(h)
12		Sohu.com, Inc., (China) (a)	804
111		ValueClick, Inc. (a)	2,208
38		VeriSign, Inc. (a)	1,360
			5,459
		IT Services — 2.5%
54		Affiliated Computer Services, Inc., Class A (a)	2,856
60		Alliance Data Systems Corp. (a)	3,428
—	(h)	BearingPoint, Inc. (a)	—	(h)
56		Computer Sciences Corp. (a)	2,429
10		Convergys Corp. (a)	159
—	(h)	CSG Systems International, Inc. (a)	1
58		Fidelity National Information Services, Inc.	2,084
55		Gartner, Inc. (a)	1,263
72		Iron Mountain, Inc. (a)	1,969
—	(h)	MoneyGram International, Inc.	—	(h)
64		NeuStar, Inc., Class A (a)	1,759
149		Paychex, Inc.	5,415
—	(h)	SRA International, Inc., Class A (a)	1
			21,364
		Leisure Equipment & Products — 0.7%
315		Eastman Kodak Co.	5,632
5		Hasbro, Inc.	181
—	(h)	Polaris Industries, Inc.	2
			5,815
		Life Sciences Tools & Services — 2.1%
—	(h)	Affymetrix, Inc. (a)	—(h)
199		Applera Corp. — Applied Biosystems Group	6,359
14		Bio-Rad Laboratories, Inc., Class A (a)	1,201
54		Charles River Laboratories International, Inc. (a)	3,142
23		Covance, Inc. (a)	1,889
15		Invitrogen Corp. (a)	1,398
32		PerkinElmer, Inc.	855
24		Pharmaceutical Product Development, Inc.	1,007
2		Techne Corp. (a)	119
38		Thermo Fisher Scientific, Inc. (a)	2,221
1		Varian, Inc. (a)	27
			18,218
		Machinery — 4.1%
7		Actuant Corp., Class A	223
44		AGCO Corp. (a)	2,646
26		Barnes Group, Inc.	669
—	(h)	Briggs & Stratton Corp.	1
17		Cummins, Inc.	1,063
—	(h)	Danaher Corp.	7
55		Dover Corp.	2,729
77		Eaton Corp.	6,798
32		Flowserve Corp.	3,918
22		Gardner Denver, Inc. (a)	1,036
1		Graco, Inc.	53
9		Harsco Corp.	551
71		Illinois Tool Works, Inc.	3,728
10		Joy Global, Inc.	766
—	(h)	Kennametal, Inc.	1
5		Lincoln Electric Holdings, Inc.	411
53		Manitowoc Co., Inc. (The)	1,990
1		Nordson Corp.	75
70		Oshkosh Truck Corp.	2,831
—	(h)	PACCAR, Inc.	1
11		Parker-Hannifin Corp.	865
2		SPX Corp.	232
—	(h)	Terex Corp. (a)	—	(h)
25		Timken Co.	888
64		Trinity Industries, Inc.	1,945
25		Wabtec Corp.	1,055
			34,482
		Marine — 0.1%
15		Kirby Corp. (a)	844

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        HIGHBRIDGE FUNDS   9

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Media — 2.8%
2		Comcast Corp., Class A	41
128		DIRECTV Group, Inc. (The) (a)	3,156
152		DISH Network Corp., Class A (a)	4,547
—	(h)	Getty Images, Inc. (a)	1
9		Harte-Hanks, Inc.	125
30		Interactive Data Corp.	816
410		Interpublic Group of Companies, Inc. (The) (a)	3,714
5		Lee Enterprises, Inc.	36
56		Liberty Global, Inc., Class A (a)	1,968
—	(h)	Liberty Media Corp. — Entertainment, Class A (a)	3
—	(h)	Live Nation, Inc. (a)	1
41		McGraw-Hill Cos., Inc. (The)	1,676
19		Meredith Corp.	614
3		Morningstar, Inc. (a)	194
36		News Corp., Class B	666
—	(h)	Scholastic Corp. (a)	—	(h)
210		Sirius Satellite Radio, Inc. (a)	541
268		Time Warner, Inc.	3,973
51		Viacom, Inc., Class B (a)	1,941
—	(h)	Warner Music Group Corp.	—	(h)
			24,013
		Metals & Mining — 2.0%
39		Alcoa, Inc.	1,340
48		Allegheny Technologies, Inc.	3,295
18		Carpenter Technology Corp.	899
—	(h)	Century Aluminum Co. (a)	4
24		Freeport-McMoRan Copper & Gold, Inc.	2,748
95		Newmont Mining Corp.	4,220
42		Reliance Steel & Aluminum Co.	2,529
2		Schnitzer Steel Industries, Inc., Class A	194
—	(h)	Southern Copper Corp.	6
52		Steel Dynamics, Inc.	1,797
—	(h)	Stillwater Mining Co. (a)	—	(h)
—	(h)	Titanium Metals Corp.	1
—	(h)	Worthington Industries, Inc.	1
			17,034
		Multiline Retail — 1.6%
278		Big Lots, Inc. (a)	7,510
84		Dollar Tree, Inc. (a)	2,650
35		Family Dollar Stores, Inc.	741
—	(h)	Kohl’s Corp. (a)	2
79		Macy’s, Inc.	1,991
5		Sears Holdings Corp. (a)	493
			13,387
		Multi-Utilities — 2.0%
16		Alliant Energy Corp.	610
25		CenterPoint Energy, Inc.	385
10		CMS Energy Corp.	139
139		DTE Energy Co.	5,611
—	(h)	Energy East Corp.	1
25		Integrys Energy Group, Inc.	1,181
58		MDU Resources Group, Inc.	1,660
76		NiSource, Inc.	1,366
1		OGE Energy Corp.	20
53		PG&E Corp.	2,131
—	(h)	PNM Resources, Inc.	—	(h)
5		Public Service Enterprise Group, Inc.	214
—	(h)	Puget Energy, Inc.	1
9		SCANA Corp.	355
96		TECO Energy, Inc.	1,532
51		Vectren Corp.	1,431
			16,637
		Office Electronics — 0.0% (g)
6		Xerox Corp.	84
		Oil, Gas & Consumable Fuels — 6.5%
36		Alpha Natural Resources, Inc. (a)	1,774
—	(h)	Anadarko Petroleum Corp.	1
20		Atlas America, Inc.	1,413
28		Berry Petroleum Co., Class A	1,384
38		Chevron Corp.	3,642
43		Cimarex Energy Co.	2,690
—	(h)	CNX Gas Corp. (a)	4
34		Comstock Resources, Inc. (a)	1,548
73		ConocoPhillips	6,278
37		Consol Energy, Inc.	2,991
54		Denbury Resources, Inc. (a)	1,657
97		El Paso Corp.	1,669
7		Enbridge Energy Partners LP	355
4		Encore Acquisition Co. (a)	175
—	(h)	Energy Transfer Partners LP	—	(h)
1		Enterprise GP Holdings LP	21
1		Forest Oil Corp. (a)	74
19		Foundation Coal Holdings, Inc.	1,118
19		Hess Corp.	1,994
59		Holly Corp.	2,457
30		Inergy LP	885
2		Kinder Morgan Energy Partners LP	97
1		Magellan Midstream Partners LP	29
105		Marathon Oil Corp.	4,781
53		Mariner Energy, Inc. (a)	1,468

SEE NOTES TO FINANCIAL STATEMENTS.

10   HIGHBRIDGE FUNDS        APRIL 30, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Oil, Gas & Consumable Fuels — Continued
62		Massey Energy Co.	3,230
—	(h)	McMoRan Exploration Co. (a)	2
5		Newfield Exploration Co. (a)	298
4		ONEOK Partners LP	227
3		Patriot Coal Corp. (a)	221
16		Penn Virginia Corp.	821
39		PetroHawk Energy Corp. (a)	928
5		Quicksilver Resources, Inc. (a)	220
—	(h)	Spectra Energy Corp.	1
75		St. Mary Land & Exploration Co.	3,289
16		Stone Energy Corp. (a)	945
53		Sunoco, Inc.	2,464
32		Swift Energy Co. (a)	1,656
—	(h)	USEC, Inc. (a)	—	(h)
—	(h)	Valero Energy Corp.	3
23		W&T Offshore, Inc.	949
33		Williams Cos., Inc.	1,182
			54,941
		Personal Products — 1.2%
46		Avon Products, Inc.	1,794
139		Estee Lauder Cos., Inc. (The), Class A	6,323
66		NBTY, Inc. (a)	1,851
			9,968
		Pharmaceuticals — 3.7%
20		Allergan, Inc.	1,150
4		Barr Pharmaceuticals, Inc. (a)	205
45		Bristol-Myers Squibb Co.	979
107		Eli Lilly & Co.	5,139
147		Endo Pharmaceuticals Holdings, Inc. (a)	3,660
1		Forest Laboratories, Inc. (a)	23
390		King Pharmaceuticals, Inc. (a)	3,660
96		Medicis Pharmaceutical Corp., Class A	1,972
374		Pfizer, Inc.	7,517
118		Sepracor, Inc. (a)	2,543
—	(h)	Valeant Pharmaceuticals International (a)	—	(h)
144		Watson Pharmaceuticals, Inc. (a)	4,454
2		Wyeth	68
			31,370
		Real Estate Investment Trusts (REITs) — 2.0%
3		Alexandria Real Estate Equities, Inc.	263
19		AMB Property Corp.	1,082
3		AvalonBay Communities, Inc.	349
7		Boston Properties, Inc.	667
1		BRE Properties, Inc.	51
—	(h)	Developers Diversified Realty Corp.	2
35		Equity Residential	1,442
3		Federal Realty Investment Trust	245
28		General Growth Properties, Inc.	1,153
3		Health Care REIT, Inc.	124
—	(h)	Highwoods Properties, Inc.	3
42		Host Hotels & Resorts, Inc.	719
16		iStar Financial, Inc.	300
3		Kimco Realty Corp.	108
36		Macerich Co. (The)	2,608
31		Plum Creek Timber Co., Inc.	1,277
38		Potlatch Corp.	1,698
9		ProLogis	533
—	(h)	RAIT Financial Trust	1
29		Rayonier, Inc.	1,225
4		Regency Centers Corp.	280
23		Simon Property Group, Inc.	2,307
13		UDR, Inc.	330
—	(h)	Vornado Realty Trust	4
			16,771
		Real Estate Management & Development — 0.5%
94		CB Richard Ellis Group, Inc., Class A (a)	2,166
13		Forest City Enterprises, Inc., Class A	465
19		Jones Lang LaSalle, Inc.	1,512
			4,143
		Road & Rail — 1.0%
—	(h)	Avis Budget Group, Inc. (a)	—	(h)
2		Burlington Northern Santa Fe Corp.	154
51		Con-way, Inc.	2,337
42		Norfolk Southern Corp.	2,511
44		Ryder System, Inc.	3,033
—	(h)	Werner Enterprises, Inc.	—	(h)
			8,035
		Semiconductors & Semiconductor Equipment — 3.7%
134		Altera Corp.	2,855
425		Amkor Technology, Inc. (a)	4,063
137		Analog Devices, Inc.	4,419
—	(h)	Atmel Corp. (a)	—	(h)
97		Broadcom Corp., Class A (a)	2,508
—	(h)	Brooks Automation, Inc. (a)	1
—	(h)	Cymer, Inc. (a)	2
6		Fairchild Semiconductor International, Inc. (a)	81

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        HIGHBRIDGE FUNDS   11

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Semiconductors & Semiconductor Equipment — Continued
3		Hittite Microwave Corp. (a)	127
124		Integrated Device Technology, Inc. (a)	1,330
291		Intel Corp.	6,481
39		MEMC Electronic Materials, Inc. (a)	2,477
—	(h)	Micrel, Inc.	1
—	(h)	MKS Instruments, Inc. (a)	1
123		Nvidia Corp. (a)	2,519
282		PMC-Sierra, Inc. (a)	2,191
—	(h)	RF Micro Devices, Inc. (a)	—	(h)
—	(h)	Semtech Corp. (a)	—	(h)
67		Teradyne, Inc. (a)	888
59		Xilinx, Inc.	1,464
			31,408
		Software — 4.3%
—	(h)	Activision, Inc. (a)	3
4		Adobe Systems, Inc. (a)	165
10		Aspen Technology, Inc. (a)	136
73		Autodesk, Inc. (a)	2,759
123		CA, Inc.	2,734
26		Cadence Design Systems, Inc. (a)	293
26		Citrix Systems, Inc. (a)	850
343		Compuware Corp. (a)	2,585
80		Electronic Arts, Inc. (a)	4,106
35		Fair Isaac Corp.	872
223		Intuit, Inc. (a)	6,019
—	(h)	McAfee, Inc. (a)	1
—	(h)	Mentor Graphics Corp. (a)	1
23		MICROS Systems, Inc. (a)	827
218		Microsoft Corp.	6,212
—	(h)	Novell, Inc.	—	(h)
107		Parametric Technology Corp. (a)	1,867
13		Quest Software, Inc. (a)	177
—	(h)	Red Hat, Inc. (a)	1
55		Salesforce.com, Inc. (a)	3,701
56		Sybase, Inc. (a)	1,636
68		Symantec Corp. (a)	1,171
—	(h)	Wind River Systems, Inc. (a)	—	(h)
			36,116
		Specialty Retail — 2.9%
16		Abercrombie & Fitch Co., Class A	1,158
103		American Eagle Outfitters, Inc.	1,898
8		AnnTaylor Stores Corp. (a)	207
50		Barnes & Noble, Inc.	1,627
—	(h)	Bebe Stores, Inc.	—	(h)
20		Best Buy Co., Inc.	876
20		Brown Shoe Co., Inc.	327
—	(h)	Charming Shoppes, Inc. (a)	—	(h)
—	(h)	Children’s Place Retail Stores, Inc. (The) (a)	1
—	(h)	Dress Barn, Inc. (a)	—	(h)
22		Foot Locker, Inc.	281
37		GameStop Corp., Class A (a)	2,030
246		Gap, Inc. (The)	4,577
101		Limited Brands, Inc.	1,874
—	(h)	Men’s Wearhouse, Inc.	2
—	(h)	OfficeMax, Inc.	1
47		O’Reilly Automotive, Inc. (a)	1,365
1		PetSmart, Inc.	14
40		Ross Stores, Inc.	1,341
—	(h)	Sherwin-Williams Co. (The)	5
100		Staples, Inc.	2,181
73		Tiffany & Co.	3,168
50		TJX Cos., Inc.	1,617
—	(h)	TravelCenters of America LLC (a)	—	(h)
			24,550
		Textiles, Apparel & Luxury Goods — 0.7%
10		Deckers Outdoor Corp. (a)	1,325
19		Fossil, Inc. (a)	696
14		Jones Apparel Group, Inc.	225
23		Liz Claiborne, Inc.	410
25		Phillips-Van Heusen Corp.	1,075
40		Polo Ralph Lauren Corp.	2,514
—	(h)	V.F. Corp.	4
			6,249
		Thrifts & Mortgage Finance — 0.3%
69		Fannie Mae	1,945
23		Freddie Mac	578
—	(h)	New York Community Bancorp, Inc.	1
1		Sovereign Bancorp, Inc.	5
			2,529
		Tobacco — 0.7%
51		Loews Corp. — Carolina Group	3,324
—	(h)	Philip Morris International, Inc. (a)	10
42		Universal Corp.	2,674
			6,008

SEE NOTES TO FINANCIAL STATEMENTS.

12   HIGHBRIDGE FUNDS        APRIL 30, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Trading Companies & Distributors — 0.4%
44		GATX Corp.	1,916
97		United Rentals, Inc. (a)	1,834
			3,750
		Transportation Infrastructure — 0.0% (g)
1		Macquarie Infrastructure Co. LLC	18
		Water Utilities — 0.1%
56		Aqua America, Inc.	1,024
		Wireless Telecommunication Services — 0.3%
27		NII Holdings, Inc. (a)	1,254
25		U.S. Cellular Corp. (a)	1,363
			2,617
		Total Long-Term Investments (Cost $824,834)	827,770
Short-Term Investment — 2.1%
		Investment Company — 2.1%
17,660		JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $17,660)	17,660
		Total Investments — 99.6% (Cost $842,494)	845,430
		Other Assets in Excess of Liabilities — 0.4%	3,724
		NET ASSETS — 100.0%	$849,154
Short Positions — 95.8%
		Common Stocks — 95.8%
		Aerospace & Defense — 1.5%
—	(h)	Alliant Techsystems, Inc. (a)	1
17		BE Aerospace, Inc. (a)	703
7		Curtiss-Wright Corp.	315
155		Hexcel Corp. (a)	3,468
12		L-3 Communications Holdings, Inc.	1,344
44		Moog, Inc., Class A (a)	1,909
81		Rockwell Collins, Inc.	5,105
			12,845
		Air Freight & Logistics — 0.8%
99		C.H. Robinson Worldwide, Inc.	6,213
17		Expeditors International of Washington, Inc.	776
			6,989
		Airlines — 0.5%
191		AMR Corp. (a)	1,672
45		Continental Airlines, Inc., Class B (a)	815
—	(h)	Delta Air Lines, Inc. (a)	—	(h)
—	(h)	JetBlue Airways Corp. (a)	—	(h)
27		U.S. Airways Group, Inc. (a)	230
112		UAL Corp.	1,667
			4,384
		Auto Components — 0.9%
31		BorgWarner, Inc.	1,530
221		Goodyear Tire & Rubber Co. (The) (a)	5,924
			7,454
		Automobiles — 0.9%
101		Ford Motor Co. (a)	831
24		General Motors Corp.	552
171		Harley-Davidson, Inc.	6,549
			7,932
		Beverages — 0.9%
52		Anheuser-Busch Cos., Inc.	2,580
26		Brown-Forman Corp., Class B	1,755
48		Central European Distribution Corp. (a)	2,917
—	(h)	Coca-Cola Co. (The)	4
17		Constellation Brands, Inc., Class A (a)	305
1		Hansen Natural Corp. (a)	50
—	(h)	PepsiCo, Inc.	1
			7,612
		Biotechnology — 2.6%
67		Alexion Pharmaceuticals, Inc. (a)	4,693
226		Amylin Pharmaceuticals, Inc. (a)	6,231
—	(h)	BioMarin Pharmaceutical, Inc. (a)	2
—	(h)	Cepheid, Inc. (a)	—	(h)
—	(h)	Human Genome Sciences, Inc. (a)	—	(h)
46		ImClone Systems, Inc. (a)	2,159
—	(h)	LifeCell Corp. (a)	—	(h)
101		Myriad Genetics, Inc. (a)	4,211
20		Onyx Pharmaceuticals, Inc. (a)	695
100		Theravance, Inc. (a)	1,245
22		United Therapeutics Corp. (a)	1,864
42		Vertex Pharmaceuticals, Inc. (a)	1,067
			22,167
		Building Products — 0.1%
33		Masco Corp.	599
—	(h)	Trane, Inc.	3
—	(h)	USG Corp. (a)	2
			604

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        HIGHBRIDGE FUNDS   13

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Capital Markets — 2.6%
19		BlackRock, Inc.	3,771
133		E*Trade Financial Corp. (a)	529
122		Eaton Vance Corp.	4,465
21		Investment Technology Group, Inc. (a)	1,011
110		Janus Capital Group, Inc.	3,084
142		Jefferies Group, Inc.	2,666
—	(h)	Legg Mason, Inc.	2
59		Merrill Lynch & Co., Inc.	2,918
58		T. Rowe Price Group, Inc.	3,372
			21,818
		Chemicals — 3.4%
15		Ashland, Inc.	793
67		Cabot Corp.	1,961
128		E.l. du Pont de Nemours & Co.	6,248
98		FMC Corp.	6,160
8		Lubrizol Corp.	439
13		PPG Industries, Inc.	823
113		Rohm & Haas Co.	6,018
16		RPM International, Inc.	346
85		Scotts Miracle-Gro Co. (The), Class A	2,815
20		Sensient Technologies Corp.	597
10		Valhi, Inc.	274
107		Valspar Corp.	2,358
			28,832
		Commercial Banks — 4.0%
45		Associated Banc-Corp.	1,277
22		BancorpSouth, Inc.	537
13		Bank of Hawaii Corp.	724
17		BOK Financial Corp.	947
2		City National Corp.	121
—	(h)	Colonial BancGroup, Inc. (The)	—	(h)
102		Comerica, Inc.	3,527
4		Commerce Bancshares, Inc.	158
—	(h)	First Community Bancorp, Inc.	2
—	(h)	First Horizon National Corp.	1
—	(h)	First Midwest Bancorp, Inc.	1
11		Investors Bancorp, Inc. (a)	163
184		Keycorp	4,451
49		M&T Bank Corp.	4,562
—	(h)	Marshall & Ilsley Corp.	1
78		PNC Financial Services Group, Inc.	5,435
—	(h)	Popular, Inc.	1
—	(h)	Prosperity Bancshares, Inc.	2
—	(h)	South Financial Group, Inc. (The)	—	(h)
29		SunTrust Banks, Inc.	1,594
389		Synovus Financial Corp.	4,603
102		U.S. Bancorp	3,464
—	(h)	UCBH Holdings, Inc.	—	(h)
19		UMB Financial Corp.	935
—	(h)	Umpqua Holdings Corp.	1
15		UnionBanCal Corp.	804
11		Wachovia Corp.	324
—	(h)	Wells Fargo & Co.	1
1		Westamerica Bancorp	50
			33,686
		Commercial Services & Supplies — 2.7%
34		Avery Dennison Corp.	1,630
1		ChoicePoint, Inc. (a)	28
58		Copart, Inc. (a)	2,373
45		Corrections Corp. of America (a)	1,150
18		Covanta Holding Corp. (a)	469
33		FTI Consulting, Inc. (a)	2,101
40		GEO Group, Inc. (The) (a)	1,059
—	(h)	Herman Miller, Inc.	2
—	(h)	Huron Consulting Group, Inc. (a)	4
30		IHS, Inc., Class A (a)	1,958
100		Manpower, Inc.	6,723
27		Mine Safety Appliances Co.	1,014
—	(h)	PHH Corp. (a)	2
28		Pitney Bowes, Inc.	1,025
—	(h)	Robert Half International, Inc.	2
60		Stericycle, Inc. (a)	3,194
6		Waste Connections, Inc. (a)	196
—	(h)	Watson Wyatt Worldwide, Inc., Class A	—	(h)
			22,930
		Communications Equipment — 1.6%
120		ADC Telecommunications, Inc. (a)	1,687
70		Cisco Systems, Inc. (a)	1,795
67		CommScope, Inc. (a)	3,204
36		JDS Uniphase Corp. (a)	513
525		Motorola, Inc.	5,232
—	(h)	Plantronics, Inc.	—	(h)
—	(h)	Powerwave Technologies, Inc. (a)	—	(h)
1		Sonus Networks, Inc. (a)	4
266		Tellabs, Inc. (a)	1,374
			13,809

SEE NOTES TO FINANCIAL STATEMENTS.

14   HIGHBRIDGE FUNDS        APRIL 30, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Computers & Peripherals — 1.1%
37		Brocade Communications Systems, Inc. (a)	262
4		Diebold, Inc.	141
8		Electronics for Imaging, Inc. (a)	120
296		EMC Corp. (a)	4,558
3		Intermec, Inc. (a)	60
156		NCR Corp. (a)	3,843
1		Palm, Inc.	8
—	(h)	Synaptics, Inc. (a)	3
—	(h)	Western Digital Corp. (a)	1
			8,996
		Construction & Engineering — 1.3%
65		Jacobs Engineering Group, Inc. (a)	5,612
—	(h)	KBR, Inc.	1
102		Quanta Services, Inc. (a)	2,710
73		URS Corp. (a)	2,951
			11,274
		Construction Materials — 0.6%
27		Eagle Materials, Inc.	985
25		Texas Industries, Inc.	1,947
34		Vulcan Materials Co.	2,365
			5,297
		Consumer Finance — 0.1%
12		Capital One Financial Corp.	652
8		First Marblehead Corp. (The)	28
1		Student Loan Corp. (The)	160
			840
		Containers & Packaging — 1.8%
35		AptarGroup, Inc.	1,557
75		Ball Corp.	4,008
164		Crown Holdings, Inc. (a)	4,410
115		Pactiv Corp. (a)	2,724
80		Sealed Air Corp.	2,033
15		Sonoco Products Co.	485
—	(h)	Temple-Inland, Inc.	1
			15,218
		Distributors — 0.1%
56		LKQ Corp. (a)	1,226
		Diversified Consumer Services — 0.9%
40		Career Education Corp. (a)	801
274		H&R Block, Inc.	5,997
—	(h)	Hillenbrand, Inc. (a)	2
14		ITT Educational Services, Inc. (a)	1,083
—	(h)	Strayer Education, Inc.	14
—	(h)	Weight Watchers International, Inc.	1
			7,898
		Diversified Financial Services — 1.5%
56		CIT Group, Inc.	606
246		Citigroup, Inc.	6,221
—	(h)	CME Group, Inc.	27
17		Liberty Media Corp. — Capital, Class A (a)	265
157		Moody’s Corp.	5,788
			12,907
		Diversified Telecommunication Services — 0.6%
98		AT&T, Inc.	3,791
—	(h)	Cogent Communications Group, Inc. (a)	—	(h)
516		Level 3 Communications, Inc. (a)	1,534
			5,325
		Electric Utilities — 2.7%
16		Allegheny Energy, Inc.	840
5		Allete, Inc.	200
1		Cleco Corp.	12
54		Entergy Corp.	6,214
74		Exelon Corp.	6,319
19		FirstEnergy Corp.	1,430
22		FPL Group, Inc.	1,486
88		Hawaiian Electric Industries, Inc.	2,162
26		Idacorp, Inc.	834
38		ITC Holdings Corp.	2,140
20		Pinnacle West Capital Corp.	688
—	(h)	PPL Corp.	1
22		Southern Co.	830
			23,156
		Electrical Equipment — 0.4%
31		Ametek, Inc.	1,504
—	(h)	Baldor Electric Co.	2
—	(h)	Emerson Electric Co.	4
17		General Cable Corp. (a)	1,107
14		Woodward Governor Co.	501
			3,118
		Electronic Equipment & Instruments — 1.2%
63		Amphenol Corp., Class A	2,917
—	(h)	Avnet, Inc. (a)	1
94		AVX Corp.	1,242

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        HIGHBRIDGE FUNDS   15

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Electronic Equipment & Instruments — Continued
—	(h)	Cogent, Inc. (a)	—	(h)
—	(h)	Daktronics, Inc.	1
105		FLIR Systems, Inc. (a)	3,603
86		Ingram Micro, Inc., Class A (a)	1,468
5		Itron, Inc. (a)	468
8		Tech Data Corp. (a)	272
10		Trimble Navigation Ltd. (a)	339
			10,311
		Energy Equipment & Services — 3.1%
22		Atwood Oceanics, Inc. (a)	2,230
2		Baker Hughes, Inc.	130
33		BJ Services Co.	938
—	(h)	Cameron International Corp. (a)	2
21		Dril-Quip, Inc. (a)	1,217
—	(h)	ENSCO International, Inc.	1
94		Halliburton Co.	4,293
86		Helmerich & Payne, Inc.	4,635
40		Hercules Offshore, Inc. (a)	1,049
32		Patterson-UTI Energy, Inc.	886
3		Pride International, Inc. (a)	130
53		Rowan Cos., Inc.	2,083
33		RPC, Inc.	427
75		Smith International, Inc.	5,736
3		Tidewater, Inc.	164
16		Weatherford International Ltd. (a)	1,292
19		W-H Energy Services, Inc. (a)	1,447
			26,660
		Food & Staples Retailing — 0.7%
18		Costco Wholesale Corp.	1,311
—	(h)	Kroger Co. (The)	—	(h)
75		Ruddick Corp.	2,906
47		Whole Foods Market, Inc.	1,539
			5,756
		Food Products — 2.9%
98		Archer-Daniels-Midland Co.	4,328
204		ConAgra Foods, Inc.	4,804
74		Dean Foods Co. (a)	1,712
128		H.J. Heinz Co.	6,023
45		Kraft Foods, Inc., Class A	1,433
54		McCormick & Co., Inc. (Non-Voting)	2,049
47		Sara Lee Corp.	681
117		Smithfield Foods, Inc. (a)	3,358
—	(h)	Tootsie Roll Industries, Inc.	2
			24,390
		Gas Utilities — 0.9%
12		Energen Corp.	824
24		Equitable Resources, Inc.	1,593
24		National Fuel Gas Co.	1,240
17		Nicor, Inc.	590
24		ONEOK, Inc.	1,167
—	(h)	Questar Corp.	1
69		WGL Holdings, Inc.	2,267
			7,682
		Health Care Equipment & Supplies — 3.5%
—	(h)	Align Technology, Inc. (a)	1
—	(h)	American Medical Systems Holdings, Inc. (a)	1
90		Baxter International, Inc.	5,581
—	(h)	Boston Scientific Corp. (a)	1
106		Cooper Cos., Inc. (The)	3,694
16		Edwards Lifesciences Corp (a)	871
33		Haemonetics Corp. (a)	1,885
—	(h)	Hill-Rom Holdings, Inc.	2
94		Hologic, Inc. (a)	2,753
9		Hospira, Inc. (a)	363
4		Intuitive Surgical, Inc. (a)	1,276
71		Inverness Medical Innovations, Inc. (a)	2,627
130		Medtronic, Inc.	6,351
35		NuVasive, Inc. (a)	1,348
67		ResMed, Inc. (a)	2,877
			29,631
		Health Care Providers & Services — 3.2%
17		Brookdale Senior Living, Inc.	450
18		Cardinal Health, Inc.	943
—	(h)	Chemed Corp.	2
26		Community Health Systems, Inc. (a)	984
141		Coventry Health Care, Inc. (a)	6,323
—	(h)	Express Scripts, Inc. (a)	6
—	(h)	Healthsouth Corp. (a)	2
5		Healthways, Inc. (a)	194
10		Henry Schein, Inc. (a)	560
30		Humana, Inc. (a)	1,453
125		McKesson Corp.	6,539
20		Medco Health Solutions, Inc. (a)	991
23		Pediatrix Medical Group, Inc. (a)	1,578
14		Psychiatric Solutions, Inc. (a)	498
33		Sunrise Senior Living, Inc. (a)	701
68		Tenet Healthcare Corp. (a)	435
62		UnitedHealth Group, Inc.	2,010

SEE NOTES TO FINANCIAL STATEMENTS.

16   HIGHBRIDGE FUNDS        APRIL 30, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Health Care Providers & Services — Continued
53		Universal Health Services, Inc., Class B	3,289
—	(h)	WellPoint, Inc. (a)	2
			26,960
		Health Care Technology — 0.0% (g)
—	(h)	Allscripts Healthcare Solutions, Inc. (a)	1
		Hotels, Restaurants & Leisure — 2.6%
73		Bally Technologies, Inc. (a)	2,446
—	(h)	Brinker International, Inc.	—	(h)
—	(h)	CBRL Group, Inc.	1
—	(h)	Cheesecake Factory, Inc. (The) (a)	2
14		Gaylord Entertainment Co. (a)	415
8		International Game Technology	283
124		Marriott International, Inc., Class A	4,242
104		McDonald’s Corp.	6,208
23		Scientific Games Corp., Class A (a)	634
—	(h)	Sonic Corp. (a)	2
—	(h)	Vail Resorts, Inc. (a)	1
21		Wendy’s International, Inc.	607
33		WMS Industries, Inc. (a)	1,188
54		Wyndham Worldwide Corp.	1,157
113		Yum! Brands, Inc.	4,613
			21,799
		Household Durables — 0.4%
12		Fortune Brands, Inc.	820
11		Jarden Corp. (a)	243
—	(h)	KB Home	1
—	(h)	Lennar Corp., Class A	1
—	(h)	Pulte Homes, Inc.	1
—	(h)	Ryland Group, Inc.	1
—	(h)	Snap-On, Inc.	1
52		Tupperware Brands Corp.	2,046
			3,114
		Household Products — 0.7%
63		Clorox Co.	3,331
41		Colgate-Palmolive Co.	2,865
—	(h)	Procter & Gamble Co.	1
			6,197
		Independent Power Producers & Energy Traders — 0.4%
24		Dynegy, Inc., Class A (a)	211
38		Mirant Corp. (a)	1,569
30		Ormat Technologies, Inc.	1,496
			3,276
		Industrial Conglomerates — 0.5%
1		Icahn Enterprises LP	60
72		Textron, Inc.	4,414
—	(h)	Walter Industries, Inc.	1
			4,475
		Insurance — 3.5%
—	(h)	Alleghany Corp. (a)	27
13		Allstate Corp. (The)	639
43		American International Group, Inc.	1,987
—	(h)	AON Corp.	1
27		Arthur J. Gallagher & Co.	659
—	(h)	Assurant, Inc.	20
33		Brown & Brown, Inc.	632
8		Chubb Corp. (The)	424
35		Cincinnati Financial Corp.	1,269
—	(h)	Commerce Group, Inc.	4
41		Conseco, Inc. (a)	472
12		Erie Indemnity Co., Class A	659
41		Genworth Financial, Inc., Class A	950
3		Hanover Insurance Group, Inc. (The)	148
4		Lincoln National Corp.	223
34		Loews Corp.	1,434
1		Markel Corp. (a)	526
34		Marsh & McLennan Cos., Inc.	949
36		Mercury General Corp.	1,820
44		Odyssey Re Holdings Corp.	1,560
163		Old Republic International Corp.	2,335
48		Principal Financial Group, Inc.	2,550
1		ProAssurance Corp. (a)	61
176		Progressive Corp. (The)	3,209
6		Protective Life Corp.	248
31		StanCorp Financial Group, Inc.	1,582
52		Torchmark Corp.	3,343
20		Unitrin, Inc.	773
44		Unum Group	1,018
11		Zenith National Insurance Corp.	398
			29,920
		Internet & Catalog Retail — 0.9%
78		Amazon.com, Inc. (a)	6,104
40		Expedia, Inc. (a)	1,011
10		Liberty Media Corp. — Interactive, Class A (a)	154
—	(h)	priceline.com, Inc. (a)	1
			7,270

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        HIGHBRIDGE FUNDS   17

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Internet Software & Services — 0.8%
10		Akamai Technologies, Inc. (a)	365
169		eBay, Inc. (a)	5,295
10		Equinix, Inc. (a)	887
—	(h)	j2 Global Communications, Inc. (a)	2
—	(h)	Omniture, Inc. (a)	1
—	(h)	Yahoo!, Inc. (a)	2
			6,552
		IT Services — 2.5%
72		Automatic Data Processing, Inc.	3,187
178		Broadridge Financial Solutions, Inc.	3,310
—	(h)	CACI International, Inc., Class A (a)	2
19		Cognizant Technology Solutions Corp., Class A (a)	621
48		DST Systems, Inc. (a)	2,872
12		Electronic Data Systems Corp.	222
—	(h)	Euronet Worldwide, Inc. (a)	2
32		Fiserv, Inc. (a)	1,633
80		Global Payments, Inc.	3,551
106		Hewitt Associates, Inc., Class A (a)	4,333
20		Metavante Technologies, Inc. (a)	481
29		Perot Systems Corp., Class A (a)	457
—	(h)	Syntel, Inc.	1
—	(h)	Total System Services, Inc.	1
—	(h)	Unisys Corp. (a)	—	(h)
—	(h)	VeriFone Holdings, Inc. (a)	—	(h)
7		Western Union Co. (The)	154
—	(h)	Wright Express Corp. (a)	2
			20,829
		Leisure Equipment & Products — 0.7%
—	(h)	Brunswick Corp.	2
302		Mattel, Inc.	5,671
—	(h)	Pool Corp.	1
			5,674
		Life Sciences Tools & Services — 1.0%
46		Bruker Corp. (a)	560
7		Dionex Corp. (a)	565
80		Illumina, Inc. (a)	6,247
8		Millipore Corp. (a)	575
29		Parexel International Corp. (a)	727
			8,674
		Machinery — 3.9%
35		Caterpillar, Inc.	2,855
95		Clarcor, Inc.	3,994
30		Crane Co.	1,237
75		Deere & Co.	6,321
81		Donaldson Co., Inc.	3,546
24		IDEX Corp.	872
15		ITT Corp.	962
12		Kaydon Corp.	616
136		Pentair, Inc.	5,021
20		Toro Co.	832
67		Valmont Industries, Inc.	6,572
			32,828
		Marine — 0.2%
35		Alexander & Baldwin, Inc.	1,769
		Media — 2.9%
—	(h)	AH Belo Corp., Class A (a)	1
22		Arbitron, Inc.	1,067
7		Belo Corp., Class A	73
111		Cablevision Systems Corp., Class A (a)	2,544
44		CBS Corp., Class B	1,014
1		Citadel Broadcasting Corp.	1
—	(h)	Clear Channel Communications, Inc.	1
63		Discovery Holding Co., Class A (a)	1,452
19		DreamWorks Animation SKG, Inc., Class A (a)	529
62		E.W. Scripps Co., Class A	2,771
1		Gannett Co., Inc.	40
1		John Wiley & Sons, Inc., Class A	46
54		Lamar Advertising Co., Class A (a)	2,143
16		Liberty Global, Inc., Class A (a)	522
159		Marvel Entertainment, Inc. (a)	4,548
—	(h)	McClatchy Co., Class A	1
190		News Corp., Class A	3,405
91		Omnicom Group, Inc.	4,339
—	(h)	Regal Entertainment Group, Class A	1
—	(h)	RH Donnelley Corp. (a)	—	(h)
—	(h)	Virgin Media, Inc.	—	(h)
9		Walt Disney Co. (The)	302
			24,800
		Metals & Mining — 1.2%
79		AK Steel Holding Corp.	4,934
12		Cleveland-Cliffs, Inc.	1,978
72		Commercial Metals Co.	2,249
—	(h)	Compass Minerals International, Inc.	3
—	(h)	Hecla Mining Co. (a)	1
4		Nucor Corp.	327
8		RTI International Metals, Inc. (a)	323
—	(h)	United States Steel Corp.	6
			9,821

SEE NOTES TO FINANCIAL STATEMENTS.

18   HIGHBRIDGE FUNDS        APRIL 30, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Multiline Retail — 0.6%
30		Dillard’s, Inc., Class A	617
—	(h)	J.C. Penney Co., Inc.	2
116		Nordstrom, Inc.	4,088
			4,707
		Multi-Utilities — 1.8%
60		Ameren Corp.	2,743
10		Black Hills Corp.	398
26		Consolidated Edison, Inc.	1,088
109		Dominion Resources, Inc.	4,743
40		NSTAR	1,282
20		Sempra Energy	1,156
80		Wisconsin Energy Corp.	3,820
			15,230
		Office Electronics — 0.1%
22		Zebra Technologies Corp., Class A (a)	801
		Oil, Gas & Consumable Fuels — 2.6%
—	(h)	Alon USA Energy, Inc.	—	(h)
—	(h)	Apache Corp.	2
—	(h)	Arch Coal, Inc.	4
—	(h)	Arena Resources, Inc. (a)	9
24		Bill Barrett Corp. (a)	1,253
—	(h)	Cabot Oil & Gas Corp.	5
1		Carrizo Oil & Gas, Inc. (a)	72
38		Cheniere Energy, Inc. (a)	368
33		Chesapeake Energy Corp.	1,709
19		Devon Energy Corp.	2,129
5		Enterprise Products Partners LP	158
16		EOG Resources, Inc.	2,128
—	(h)	Exxon Mobil Corp.	1
102		Frontier Oil Corp.	2,547
5		Kinder Morgan Management LLC (a)	291
6		Murphy Oil Corp.	526
3		Occidental Petroleum Corp.	275
14		Overseas Shipholding Group, Inc.	1,075
82		Peabody Energy Corp.	5,030
22		Pioneer Natural Resources Co.	1,270
—	(h)	Plains Exploration & Production Co. (a)	3
—	(h)	Range Resources Corp.	3
13		Southwestern Energy Co. (a)	559
35		Tesoro Corp.	867
4		Whiting Petroleum Corp. (a)	309
24		XTO Energy, Inc.	1,470
			22,063
		Paper & Forest Products — 0.6%
233		Louisiana-Pacific Corp.	2,677
79		MeadWestvaco Corp.	2,072
11		Weyerhaeuser Co.	713
			5,462
		Personal Products — 0.1%
—	(h)	Alberto-Culver Co.	10
14		Chattem, Inc. (a)	953
			963
		Pharmaceuticals — 2.8%
127		Abbott Laboratories	6,722
—	(h)	APP Pharmaceuticals, Inc. (a)	—	(h)
44		Johnson & Johnson	2,936
166		Merck & Co., Inc.	6,314
563		Mylan, Inc.	7,418
1		Perrigo Co.	30
—	(h)	Schering-Plough Corp.	1
14		XenoPort, Inc. (a)	608
			24,029
		Real Estate Investment Trusts (REITs) — 0.8%
—	(h)	Apartment Investment & Management Co., Class A	3
—	(h)	CapitalSource, Inc.	1
6		Duke Realty Corp.	145
17		Equity One, Inc.	418
19		HCP, Inc.	670
15		Hospitality Properties Trust	489
73		Liberty Property Trust	2,557
8		Mack-Cali Realty Corp.	297
—	(h)	Nationwide Health Properties, Inc.	3
—	(h)	Public Storage	2
53		Weingarten Realty Investors	1,960
			6,545
		Real Estate Management & Development — 0.0% (g)
10		Forestar Real Estate Group, Inc. (a)	258
3		St Joe Co. (The)	137
			395
		Road & Rail — 1.4%
53		CSX Corp.	3,320
37		Heartland Express, Inc.	573
63		J.B. Hunt Transport Services, Inc.	2,133
1		Kansas City Southern Industries, Inc. (a)	36

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        HIGHBRIDGE FUNDS   19

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Road & Rail — Continued
90		Knight Transportation, Inc.	1,522
40		Landstar System, Inc.	2,072
18		Union Pacific Corp.	2,584
—	(h)	YRC Worldwide, Inc. (a)	—	(h)
			12,240
		Semiconductors & Semiconductor Equipment — 3.2%
109		Advanced Micro Devices, Inc. (a)	648
43		Applied Materials, Inc.	803
49		Atheros Communications, Inc. (a)	1,310
195		Cypress Semiconductor Corp. (a)	5,485
67		FEI Co. (a)	1,458
—	(h)	FormFactor, Inc. (a)	1
75		International Rectifier Corp. (a)	1,706
—	(h)	Intersil Corp., Class A	3
24		KLA-Tencor Corp.	1,036
11		Lam Research Corp. (a)	462
—	(h)	Linear Technology Corp.	—	(h)
27		LSI Corp. (a)	164
72		Micron Technology, Inc. (a)	556
104		Microsemi Corp. (a)	2,555
52		National Semiconductor Corp.	1,057
15		Novellus Systems, Inc. (a)	327
19		ON Semiconductor Corp. (a)	138
157		Rambus, Inc. (a)	3,609
—	(h)	Sigma Designs, Inc. (a)	1
15		Silicon Laboratories, Inc. (a)	512
68		SiRF Technology Holdings, Inc. (a)	405
—	(h)	Skyworks Solutions, Inc. (a)	—	(h)
—	(h)	Tessera Technologies, Inc. (a)	—	(h)
—	(h)	Texas Instruments, Inc.	2
146		Varian Semiconductor Equipment Associates, Inc. (a)	5,363
—	(h)	Verigy Ltd., (Singapore) (a)	—	(h)
			27,601
		Software — 2.9%
—	(h)	ACI Worldwide, Inc. (a)	1
—	(h)	ANSYS, Inc. (a)	3
44		BMC Software, Inc. (a)	1,529
34		Concur Technologies, Inc. (a)	1,111
93		FactSet Research Systems, Inc.	5,612
—	(h)	Informatica Corp. (a)	1
22		Jack Henry & Associates, Inc.	585
189		Lawson Software, Inc. (a)	1,512
—	(h)	NAVTEQ Corp. (a)	6
11		Net 1 UEPS Technologies Inc., (South Africa) (a)	248
307		Nuance Communications, Inc. (a)	6,225
310		Oracle Corp. (a)	6,466
36		Synopsys, Inc. (a)	837
9		THQ, Inc. (a)	187
—	(h)	TIBCO Software, Inc. (a)	1
—	(h)	Vasco Data Security International, Inc. (a)	1
			24,325
		Specialty Retail — 3.3%
58		Aeropostale, Inc. (a)	1,840
—	(h)	AutoNation, Inc. (a)	—	(h)
25		AutoZone, Inc. (a)	2,973
117		Bed Bath & Beyond, Inc. (a)	3,797
—	(h)	Borders Group, Inc.	1
21		Buckle, Inc. (The)	1,019
—	(h)	Cabela’s, Inc. (a)	1
34		CarMax, Inc. (a)	698
85		Chico’s FAS, Inc. (a)	597
9		Circuit City Stores, Inc.	42
38		Coldwater Creek, Inc. (a)	206
27		Dick’s Sporting Goods, Inc. (a)	781
16		Guess?, Inc.	608
232		Home Depot, Inc.	6,673
58		Lowe’s Cos., Inc.	1,466
205		Office Depot, Inc. (a)	2,601
42		Penske Auto Group, Inc.	871
59		RadioShack Corp.	815
—	(h)	Sally Beauty Holdings, Inc. (a)	—	(h)
—	(h)	Tractor Supply Co. (a)	11
69		Urban Outfitters, Inc. (a)	2,354
11		Williams-Sonoma, Inc.	278
—	(h)	Zumiez, Inc. (a)	1
			27,633
		Textiles, Apparel & Luxury Goods — 1.1%
50		Coach, Inc. (a)	1,770
—	(h)	Columbia Sportswear Co.	1
46		Hanesbrands, Inc. (a)	1,599
46		Nike, Inc., Class B	3,075
—	(h)	Quiksilver, Inc. (a)	—	(h)
—	(h)	Timberland Co., Class A (a)	1
67		Warnaco Group, Inc. (The) (a)	3,086
3		Wolverine World Wide, Inc.	91
			9,623

SEE NOTES TO FINANCIAL STATEMENTS.

20   HIGHBRIDGE FUNDS        APRIL 30, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Thrifts & Mortgage Finance — 0.4%
50		Astoria Financial Corp.	1,182
6		Capitol Federal Financial	250
6		First Niagara Financial Group, Inc.	90
—	(h)	Guaranty Financial Group, Inc. (a)	2
16		Hudson City Bancorp, Inc.	299
51		People’s United Financial, Inc.	859
—	(h)	PMI Group, Inc. (The)	1
10		Radian Group, Inc.	55
24		Washington Federal, Inc.	581
—	(h)	Washington Mutual, Inc.	—	(h)
			3,319
		Tobacco — 0.5%
36		Altria Group, Inc.	730
18		Reynolds American, Inc.	968
45		UST, Inc.	2,325
			4,023
		Trading Companies & Distributors — 1.5%
131		Fastenal Co.	6,408
50		MSC Industrial Direct Co., Class A	2,453
47		W.W. Grainger, Inc.	4,038
—	(h)	WESCO International, Inc. (a)	3
			12,902
		Wireless Telecommunication Services — 0.8%
28		American Tower Corp., Class A (a)	1,222
41		Crown Castle International Corp. (a)	1,608
14		Leap Wireless International, Inc. (a)	770
85		SBA Communications Corp, Class A (a)	2,739
—	(h)	Sprint Nextel Corp.	—	(h)
10		Telephone & Data Systems, Inc.	391
			6,730
		Total Short Positions (Proceeds $811,711)	$813,297

Percentages indicated are based on net assets.

ABBREVIATIONS AND DEFINITIONS :

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)—	Amount rounds to less than 0.1%

(h)—	Amount rounds to less than one thousand (shares or dollars).

(j)—	All or a portion of these securities are segregated for short sales.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        HIGHBRIDGE FUNDS   21

STATEMENT OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

Highbridge Statistical Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$827,770
Investments in affiliates, at value	17,660
Total investment securities, at value	845,430
Cash	10,363
Deposits with broker for securities sold short	796,111
Receivables:
Investment securities sold	290,426
Fund shares sold	4,542
Interest and dividends	857
Total Assets	1,947,729

LIABILITIES:
Payables:
Dividends for securities sold short	351
Investment securities purchased	282,520
Securities sold short, at value	813,297
Fund shares redeemed	1,004
Accrued liabilities:
Investment advisory fees	1,038
Administration fees	69
Distribution fees	77
Custodian and accounting fees	28
Trustees’ and Chief Compliance Officer’s fees	7
Other	184
Total Liabilities	1,098,575
Net Assets	$849,154

SEE NOTES TO FINANCIAL STATEMENTS.

22   HIGHBRIDGE FUNDS        APRIL 30, 2008

Highbridge Statistical Market Neutral Fund
NET ASSETS:
Paid in capital	$896,607
Accumulated undistributed (distributions in excess of) net investment income	(110)
Accumulated net realized gains (losses)	(48,693)
Net unrealized appreciation (depreciation)	1,350
Total Net Assets	$849,154

Net Assets:
Class A	$199,395
Class C	60,628
Select Class	589,131
Total	$849,154

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	12,778
Class C	3,896
Select Class	37,629

Net Asset Value:
Class A — Redemption price per share	$15.61
Class C — Offering price per share (a)	15.56
Select Class — Offering and redemption price per share	15.66
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.47

Cost of investments in non-affiliates	$824,834
Cost of investments in affiliates	17,660
Proceeds from securities sold short	811,711

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        HIGHBRIDGE FUNDS   23

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

Highbridge Statistical Market Neutral Fund
INVESTMENT INCOME:
Dividend income	$6,007
Dividend income from affiliates (a)	1,758
Interest income	13,542
Total investment income	21,307

EXPENSES:
Investment advisory fees	7,873
Administration fees	450
Distribution fees:
Class A	227
Class C	228
Shareholder servicing fees:
Class A	227
Class C	76
Select Class	821
Custodian and accounting fees	95
Professional fees	40
Trustees’ and Chief Compliance Officer’s fees	5
Printing and mailing costs	29
Registration and filing fees	50
Transfer agent fees	190
Dividend expense on securities sold short	6,023
Other	8
Total expenses	16,342
Less amounts waived	(2,218)
Net expenses	14,124
Net investment income (loss)	7,183

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(53,101)
Securities sold short	107,062
Net realized gain (loss)	53,961
Change in net unrealized appreciation (depreciation) of:
Investments	(39,641)
Securities sold short	20,500
Change in net unrealized appreciation (depreciation)	(19,141)
Net realized/unrealized gains (losses)	34,820
Change in net assets resulting from operations	$42,003

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

24   HIGHBRIDGE FUNDS        APRIL 30, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Highbridge Statistical Market Neutral Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,183	$33,526
Net realized gain (loss)	53,961	(86,578)
Change in net unrealized appreciation (depreciation)	(19,141)	7,342
Change in net assets resulting from operations	42,003	(45,710)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(8,300)	(477)
From net realized gains	—	(108)
Class C
From net investment income	(2,551)	(264)
From net realized gains	—	(77)
Select Class
From net investment income	(33,483)	(9,387)
From net realized gains	—	(2,009)
Total distributions to shareholders	(44,334)	(12,322)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(422,901)	483,343

NET ASSETS:
Change in net assets	(425,232)	425,311
Beginning of period	1,274,386	849,075
End of period	$849,154	$1,274,386
Accumulated undistributed (distributions in excess of) net investment income	$(110)	$37,041

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        HIGHBRIDGE FUNDS   25

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Highbridge Statistical Market Neutral Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$60,646	$235,853
Dividends and distributions reinvested	7,121	505
Cost of shares redeemed	(53,594)	(78,077)
Change in net assets from Class A capital transactions	$14,173	$158,281
Class C
Proceeds from shares issued	$7,048	$60,927
Dividends and distributions reinvested	1,532	230
Cost of shares redeemed	(15,780)	(18,427)
Change in net assets from Class C capital transactions	$(7,200)	$42,730
Select Class
Proceeds from shares issued	$52,326	$1,004,051
Dividends and distributions reinvested	6,639	2,063
Cost of shares redeemed	(488,839)	(723,782)
Change in net assets from Select Class capital transactions	$(429,874)	$282,332

Total change in net assets from capital transactions	$(422,901)	$483,343

SHARE TRANSACTIONS:
Class A
Issued	3,922	14,631
Reinvested	474	32
Redeemed	(3,462)	(4,977)
Change in Class A Shares	934	9,686
Class C
Issued	457	3,790
Reinvested	102	15
Redeemed	(1,026)	(1,183)
Change in Class C Shares	(467)	2,622
Select Class
Issued	3,360	62,204
Reinvested	441	130
Redeemed	(31,310)	(46,534)
Change in Select Class Shares	(27,509)	15,800

SEE NOTES TO FINANCIAL STATEMENTS.

26   HIGHBRIDGE FUNDS        APRIL 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2008        HIGHBRIDGE FUNDS   27

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period
Class A
Six Months Ended April 30, 2008 (Unaudited)	$15.62	$0.10	(g)	$0.63	$0.73	$(0.74)	$—	$(0.74)	$15.61
Year Ended October 31, 2007	15.92	0.28		(0.38)	(0.10)	(0.16)	(0.04)	(0.20)	15.62
November 30, 2005 (f) through October 31, 2006	15.00	0.43	(g)	0.52	0.95	(0.03)	—	(0.03)	15.92

Class C
Six Months Ended April 30, 2008 (Unaudited)	15.52	0.07	(g)	0.61	0.68	(0.64)	—	(0.64)	15.56
Year Ended October 31, 2007	15.86	0.21		(0.39)	(0.18)	(0.12)	(0.04)	(0.16)	15.52
November 30, 2005 (f) through October 31, 2006	15.00	0.34	(g)	0.54	0.88	(0.02)	—	(0.02)	15.86

Select Class
Six Months Ended April 30, 2008 (Unaudited)	15.68	0.13	(g)	0.63	0.76	(0.78)	—	(0.78)	15.66
Year Ended October 31, 2007	15.95	0.44		(0.50)	(0.06)	(0.17)	(0.04)	(0.21)	15.68
November 30, 2005 (f) through October 31, 2006	15.00	0.47	(g)	0.51	0.98	(0.03)	—	(0.03)	15.95

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The calculation of portfolio turnover rate excludes securities sold short and covers on securities sold short.

(f)	Commencement of operations.

(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

28   HIGHBRIDGE FUNDS        APRIL 30, 2008

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expense for securities sold short) (d)	Net expenses (excluding dividend expense for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate (b)(e)
4.90%	$199,395	3.29%	1.95%	1.35%	3.79%	2.45%	324%
(0.69)	185,022	3.67	1.95	2.45	4.13	2.41	396
6.32	34,345	3.19	1.95	3.00	3.73	2.49	274

4.57	60,628	3.79	2.45	0.90	4.29	2.95	324
(1.17)	67,702	4.17	2.45	1.82	4.63	2.91	396
5.88	27,614	3.75	2.45	2.38	4.30	3.00	274

5.03	589,131	3.04	1.70	1.73	3.53	2.19	324
(0.42)	1,021,662	3.42	1.70	2.43	3.88	2.16	396
6.55	787,116	2.96	1.70	3.24	3.49	2.23	274

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        HIGHBRIDGE FUNDS   29

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
Highbridge Statistical Market Neutral Fund	Class A, Class C and Select Class

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives shall generally be valued each day by third party broker-dealers or counterparties or by independent or affiliated pricing services approved by the Board of Trustees. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B.  Short Sales — The Fund engages in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

30   HIGHBRIDGE FUNDS        APRIL 30, 2008

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact on the Fund’s financial statements.

F.  Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H.  Recent Accounting Pronouncements — In September 2006, the Financial Accounting Standards Board (the “FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee of 1.75% of the Fund’s average daily net assets. Currently, the annual fee rate is 1.50% of the Fund’s average daily net assets. The fee is contractually limited to 1.50% of the Fund’s average daily net assets until such time as the Fund commences with the borrowing of money from banks for investment purposes.

The Advisor, on behalf of the Fund, has entered into an investment sub-advisory agreement with Highbridge Capital Management, LLC (“HCM”) which is majority owned by JPMorgan Asset Management Holdings, Inc. For its services as sub-advisor, HCM receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

APRIL 30, 2008        HIGHBRIDGE FUNDS   31

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Fund in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market fund for the six months ended April 30, 2008 was approximately $77,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2008, the annualized effective rate was 0.10% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2008, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$6	$20

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custody and Accounting Fees — Effective April 25, 2008, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody services for the Fund. JPMIS provides portfolio accounting services for the Fund. The amounts paid directly to JPMCB and JPMIS by the Fund for custody and accounting services, respectively, are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.95%	2.45%	1.70%

The contractual expense limitation agreements were in effect for the six months ended April 30, 2008. The expense limitation percentages in the table above are in place until at least February 28, 2009.

32   HIGHBRIDGE FUNDS        APRIL 30, 2008

For the six months ended April 30, 2008, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$1,125	$159	$934	$2,218

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2008, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended April 30, 2008, the Fund incurred approximately $100,000 in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$2,773,488	$3,072,633	$2,979,430	$3,251,842

During the six months ended April 30, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2008, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$842,494	$27,005	$24,069	$2,936

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2008, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

APRIL 30, 2008        HIGHBRIDGE FUNDS   33

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

From time to time, the Fund’s investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

8. Subsequent Event

JPMorgan Chase & Co. announced on May 31, 2008 that it completed its acquisition of The Bear Stearns Companies Inc. on May 30, 2008.

34   HIGHBRIDGE FUNDS        APRIL 30, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2007, and continued to hold your shares at the end of the reporting period, April 30, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2007	Ending Account Value, April 30, 2008	Expenses Paid During November 1, 2007 to April 30, 2008*	Annualized Expense Ratio
Highbridge Statistical Market Neutral Fund
Class A
Actual	$1,000.00	$1,049.00	$16.76	3.29%
Hypothetical	1,000.00	1,008.50	16.43	3.29
Class C
Actual	1,000.00	1,045.70	19.28	3.79
Hypothetical	1,000.00	1,006.02	18.90	3.79
Select Class
Actual	1,000.00	1,050.30	15.50	3.04
Hypothetical	1,000.00	1,009.75	15.19	3.04

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

APRIL 30, 2008        HIGHBRIDGE FUNDS   35

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. April 2008.	SAN-HSMN-408

SEMI-ANNUAL REPORT
 SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED)

JPMorgan Funds

International

Equity

Funds

JPMorgan Emerging Markets Equity Fund
JPMorgan International Equity Fund
JPMorgan International Equity Index Fund
JPMorgan International Opportunities Fund
JPMorgan International Value Fund
JPMorgan Intrepid International Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Emerging Markets Equity Fund	2
JPMorgan International Equity Fund	4
JPMorgan International Equity Index Fund	6
JPMorgan International Opportunities Fund	8
JPMorgan International Value Fund	10
JPMorgan Intrepid International Fund	12
Schedules of Portfolio Investments	14
Financial Statements	54
Financial Highlights	72
Notes to Financial Statements	84
Schedule of Shareholder Expenses	92

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 12, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan International Equity Funds. Inside, you’ll find information detailing the performance of the funds for the six-month period ended April 30, 2008, along with a report from the portfolio managers.

“The slowing economy, soaring commodity prices, weak U.S. and U.K. housing markets, and the U.S. sub-prime mortgage market and ensuing credit crises stifled stock market performance.”

Credit problems fuel market volatility, losses

The slowing economy, soaring commodity prices, weak U.S. and U.K. housing markets, and the U.S. sub-prime mortgage market and ensuing credit crises stifled stock market performance, igniting a widespread market correction. As these problems grew, volatility increased. Market liquidity shrank, and investors generally shunned riskier assets.

Across the board, stock returns were negative for the six-month period. In the U.S., the S&P 500 Index returned –9.64% for the period. Developed international markets, as measured by the MSCI EAFE Index, returned –9.21%, while the MSCI Emerging Markets Index returned –10.29%.

The U.K. stock market outperformed Continental European markets in local currency terms, reflecting the market’s defensive composition and expectations of further rate cuts. Continental European stocks struggled, as rhetoric from the European Central Bank (ECB) became more hawkish. Although euro-zone inflation increased, forecasts for 2008 gross domestic product growth fell, leading to fears of stagflation (stalled growth and rising inflation).

Japanese stocks restored their correlation with European and U.S. stocks. The challenging period included strong appreciation of the yen versus the dollar, lackluster corporate earnings and a downgrade of economic prospects by the Bank of Japan.

Global emerging markets fell along with developed markets, but their strong showing in 2007 offset some of the decline for the six-month period. Mounting fears that weakness in the G7 economies would lead to a downturn in exports, together with negative global investor sentiment, accounted for the asset class’s weakness in the second half of the period. High commodity prices were a mixed blessing, depending on each country’s circumstances.

U.S. Fed, Bank of England cut rates

Concerned about ramifications for the entire U.S. financial system, the Federal Reserve (Fed) took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. At the same time, the Fed launched new liquidity-enhancing measures and relaxed its collateral standards.

The Fed also continued to pursue its “more-traditional” monetary policies in an attempt to avert an economic recession, cutting the fed funds target rate by 250 basis points (bps) during the period.

The Bank of England took a milder approach, cutting interest rates by 75 bps in the six months, from 5.75% to 5.00%. Nevertheless, the nation’s debt bubble remained on the verge of deflating due to falling housing prices and cash-flow-constrained households already pummeled by an overly tight monetary policy.

ECB, Bank of Japan keep rates steady

The Fed’s aggressive response was in stark contrast to that of the ECB. Despite the ECB’s inflation worries, which kept interest rates at 4%, the risks to growth may be greater. The euro’s recent ascent to an all-time high could be problematic, which would be exacerbated if the euro zone’s main trading partners continue to cut rates.

The Bank of Japan finally appointed a new governor, who acknowledged the difficulties facing the country’s economy. The bank’s overnight call rate remained at 0.5%, where it has been since February 2007. In its April report, the bank lowered its outlook for growth and withdrew its longstanding goal of gradually raising interest rates.

Stocks rebound in April

The Fed’s aggressive responses to slowing economic growth and the mounting credit crisis helped provide stability to jittery global markets. In the wake of the Fed’s unprecedented actions in March, stocks throughout the world rebounded nicely in April. The MSCI EAFE Index advanced 5.54% for the month, while the MSCI Emerging Markets Index gained 8.09%.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   1

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 15, 1993
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$589,610
Primary Benchmark	Morgan Stanley Capital International (MSCI) Emerging Markets Equity Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Emerging Markets Equity Fund, which seeks to provide a high total return from a portfolio of equity securities from emerging markets issuers,* returned –7.11%** (Institutional Class Shares) for the six months ended April 30, 2008, compared to the –10.18% return for the MSCI Emerging Markets Equity Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in Egypt and Brazil. At the individual stock level, Orascom Construction Industries contributed to performance. The company provided a substantial capital return to its shareholders after divesting its cement operations. Energy company Petroleo Brasileiro S.A. also helped returns, as oil prices continued to escalate. The company’s shares rose as investors optimistically speculated on the potential size and development of its large offshore exploration portfolio.

On the negative side, stock selection in China and Russia detracted from performance. At the individual stock level, Shimao Property Holdings Ltd. hurt results. The Chinese real estate sector experienced weak performance during the period. An underweight in Gazprom, Russia’s largest company and the world’s largest gas producer, also hindered performance. The company was bolstered by rising commodities, but the Fund did not own enough of the stock to aid returns.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund employs an active, concentrated strategy in which portfolio construction is focused on the highest conviction ideas found at the stock level. The Fund holds approximately 70 of the most promising investment opportunities identified by our worldwide network of analysts. The index is then used as a benchmark against which risk exposures can be monitored and managed. Security weightings are determined by a bottom-up stock selection process. Both sector and country weightings are residuals of stock selection.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Petroleo Brasileiro S.A. ADR (Brazil)	7.6%
2.	Cia Vale do Rio Doce ADR (Brazil)	6.4
3.	China Mobile Ltd. (Hong Kong)	4.4
4.	America Movil S.A.B. de C.V., Series L ADR (Mexico)	3.4
5.	Housing Development Finance Corp., Ltd. (India)	3.0
6.	Sasol Ltd. (South Africa)	2.7
7.	Fomento Economico Mexicano S.A.B. de C.V. ADR (Mexico)	2.5
8.	Impala Platinum Holdings Ltd. (South Africa)	2.4
9.	MTN Group Ltd. (South Africa)	2.3
10.	Bharti Airtel Ltd. (India)	2.3

PORTFOLIO COMPOSITION BY COUNTRY***

Brazil	17.7%
South Africa	10.6
India	10.5
South Korea	9.6
Hong Kong	9.6
Mexico	8.3
Russia	5.4
Taiwan	4.5
China	4.1
Egypt	2.8
Indonesia	1.8
United Arab Emirates	1.5
Austria	1.4
Argentina	1.3
Hungary	1.2
Turkey	1.1
Israel	1.0
Others (each less than 1.0%)	2.2
Short-Term Investment	5.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2008. The Fund’s composition is subject to change.

2   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		22.94%	35.73%	11.44%
With Sales Charge*		16.51	34.27	10.85
CLASS B SHARES	9/28/01
Without CDSC		22.40	35.08	11.11
With CDSC**		17.40	34.96	11.11
CLASS C SHARES	2/28/06
Without CDSC		22.37	35.08	11.11
With CDSC***		21.37	35.08	11.11
SELECT CLASS SHARES	9/10/01	23.26	36.07	11.63
INSTITUTIONAL CLASS SHARES	11/15/93	23.50	36.40	11.99

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/98 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Emerging Markets Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Equity Index and the Lipper Emerging Markets Funds Index from April 30, 1998 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Equity Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Equity Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   3

JPMorgan International Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$1,163,111
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Equity Fund, which seeks total return from long-term capital growth and income,* returned –6.76%** (Select Class Shares) for the six months ended April 30, 2008, compared to the –9.21% return for the MSCI EAFE Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due to stock selection in the energy and financial sectors. Virtually all major regions contributed to performance, with exposure to emerging markets adding the most value. At the individual stock level, Petroleo Brasileiro S.A., a Brazilian oil company, contributed to performance. The stock benefited from escalating oil prices. The company’s shares rose, as investors optimistically speculated on the potential size and development of its large offshore exploration portfolio. On the negative side, stock selection in the utilities and materials sectors detracted from performance. At the individual stock level, UBS AG, a Swiss financial services group, hurt returns. The company’s shares fell after it reported a large loss in the fourth quarter of 2007.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund focused on stock selection to build a diversified portfolio of international equities. The Fund attempted to identify well-managed, high-quality, profitable companies with healthy balance sheets that were growing faster than their peers, yet whose stocks traded at reasonable valuations. We were first and foremost stock pickers, with stock selection as the principal driver of outperformance. Buy and sell decisions were focused on the bottom-up decision-making process.

Although the six-month period ended optimistically with a rally in April, the corporate earnings season had not yet prompted downgrades in earnings expectations. This appeared to be the central risk for markets going forward. Recent expectations implied a stronger second half for profit growth, especially in the U.S., with hopes for a positive response to monetary and fiscal stimuli.

Valuations in some cyclical sectors appeared stretched, with companies delivering peak levels of profitability. Against this background, we continued to position the Fund carefully, focusing on well-managed and free-cash-flow-generative companies with growth strategies to reinvest cash and strong pricing power to protect margins and grow earnings. Overall, stocks were not especially expensive, but we remained concerned about possible earnings downgrades.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Total S.A. (France)	3.9%
2.	HSBC Holdings plc (United Kingdom)	3.0
3.	ENI S.p.A. (Italy)	3.0
4.	Nestle S.A. (Switzerland)	2.7
5.	Vodafone Group plc (United Kingdom)	2.5
6.	Standard Chartered plc (United Kingdom)	2.1
7.	E.ON AG (Germany)	2.1
8.	Tesco plc (United Kingdom)	2.0
9.	Mitsubishi Corp. (Japan)	2.0
10.	BHP Billiton Ltd. (Australia)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	20.9%
Japan	19.8
France	13.4
Switzerland	10.5
Germany	8.3
Italy	4.8
Netherlands	4.1
Spain	3.6
Brazil	2.7
Australia	2.4
Finland	1.6
Hong Kong	1.5
South Korea	1.0
Others (each less than 1.0%)	5.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2008. The Fund’s composition is subject to change.

4   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		1.05%	17.88%	6.14%
With Sales Charge*		(4.26)	16.61	5.56
CLASS B SHARES	2/28/02
Without CDSC		0.51	17.23	5.78
With CDSC**		(4.49)	17.02	5.78
CLASS C SHARES	1/31/03
Without CDSC		0.54	17.24	5.78
With CDSC***		(0.46)	17.24	5.78
CLASS R5 SHARES	5/15/06	1.52	18.33	6.40
SELECT CLASS SHARES	1/01/97	1.30	18.24	6.35

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/98 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 1998 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   5

JPMorgan International Equity Index Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	October 28, 1992
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$1,407,110
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE GDP Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Equity Index Fund, which seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE GDP Index,* returned –9.13%** (Select Shares) for the six months ended April 30, 2008, compared to the –8.53% return for the MSCI EAFE GDP Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period, as international equity markets were weak, with 18 of the 21 developed countries experiencing negative returns. Austria, Norway and Belgium led the way with small gains of 0.37%, 0.75% and 1.06%, respectively, while the most notable underperformers were Hong Kong, Finland and New Zealand, with returns of –13.08%, –13.43% and –13.96%, respectively.

The Fund’s strategy is not a full replication approach. The tracking error of this strategy can be attributed to not owning all of the names in the index and the Fund’s exposure to emerging market stocks. The Fund seeks to achieve a correlation of 0.90 with the stated benchmark. The Fund’s off-benchmark exposure to emerging market stocks and underperformance of emerging markets relative to developed markets over the period detracted from performance versus the benchmark.

From a regional standpoint, the U.K. and Asia ex-Japan hurt performance the most, with returns of –6.28% and –6.89%, respectively. Japan and Europe ex-U.K. also detracted from results, with returns of –2.00% and –5.36%, respectively.

Q.	HOW WAS THE FUND MANAGED?

A:	The Fund is based on fundamental indexation. The Fund was well diversified for the period, with approximately 1,200 developed country stocks and approximately 200 emerging country stocks. The Fund’s emerging markets exposure is constructed so that countries are about equally weighted, with periodic rebalancing to return to this weighting. A combination of exchange-traded funds and futures were used to equitize marginal cash balances. The Fund continues to closely track its benchmark consistent with the index strategy.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	ENI S.p.A. (Italy)	1.7%
2.	E.ON AG (Germany)	1.6
3.	Banco Santander S.A. (Spain)	1.4
4.	Total S.A. (France)	1.4
5.	Telefonica S.A. (Spain)	1.3
6.	Siemens AG (Germany)	1.2
7.	Allianz SE (Germany)	1.1
8.	Toyota Motor Corp. (Japan)	1.0
9.	Intesa Sanpaolo S.p.A. (Italy)	1.0
10.	BASF SE (Germany)	0.9

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	19.6%
Germany	14.5
France	10.0
United Kingdom	9.2
Italy	8.5
Spain	6.0
Australia	3.9
Netherlands	3.4
Switzerland	2.0
Belgium	1.7
Greece	1.5
Norway	1.5
Sweden	1.5
Denmark	1.4
Austria	1.3
Hong Kong	1.3
Finland	1.0
Others (each less than 1.0%)	11.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2008. The Fund’s composition is subject to change.

6   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/23/93
Without Sales Charge		0.73%	22.00%	7.20%
With Sales Charge*		(4.56)	20.70	6.63
CLASS B SHARES	1/14/94
Without CDSC		0.03	21.13	6.59
With CDSC**		(4.97)	20.94	6.59
CLASS C SHARES	11/4/97
Without CDSC		(0.01)	21.12	6.51
With CDSC***		(1.01)	21.12	6.51
SELECT CLASS SHARES	10/28/92	0.95	22.29	7.48

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/98 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, the MSCI EAFE GDP Index and the Lipper International Multi-Cap Core Index from April 30, 1998 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains, if any, of the securities included in the benchmark. The performance of the Lipper International Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE GDP Index is a country weighted index that is designed to measure the size of developed market economies, excluding the U.S. & Canada. The Lipper International Multi-Cap Core Index is an index based on the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   7

JPMorgan International Opportunities Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 26, 1997
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$233,119
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Opportunities Fund, which seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets,* returned –9.45%** (Institutional Class Shares) for the six months ended April 30, 2008, compared to the –9.21% return for the MSCI EAFE Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to stock selection in the basic industries and auto sectors. From a regional standpoint, Continental Europe detracted from performance. At the individual stock level, Marfin Popular Bank Public Co. Ltd., a Cyprus-based financial and banking institution, hurt returns. The company fell victim to weakness in the Greek and Cypriot markets as well as the general weak sentiment in the banking sector.

On the positive side, stock selection in the banking and property sectors contributed to performance. Regionally, Pacific ex-Japan and the emerging markets helped returns. At the individual stock level, Kirin Holdings Co. Ltd., a Japanese beer and beverage company, aided performance. Net income increased more than expected in 2007, driven by the sale of assets, consolidation of winemaker Mercian and strong demand for drinking water at its beverage operations.

Q:	HOW WAS THE FUND MANAGED?

A:	Fundamental research was the cornerstone of the Fund. The Fund was managed by a team of highly experienced portfolio managers, whose efforts were underpinned by approximately 60 career analysts who comprised our global sector teams. Using a proprietary dividend discount model, our analysts identified the most attractively valued stocks in each sector. Focusing on these names, portfolio managers and analysts then worked closely together to pinpoint specific catalysts that would enable stocks to realize their inherent worth. The Fund was constructed on a bottom-up basis, investing in the most attractive names in each sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	HSBC Holdings plc (United Kingdom)	2.9%
2.	Vodafone Group plc (United Kingdom)	2.8
3.	Royal Dutch Shell plc, Class A (Netherlands)	2.7
4.	Banco Santander S.A. (Spain)	2.2
5.	Total S.A. (France)	2.2
6.	Allianz SE (Germany)	2.1
7.	Nestle S.A. (Switzerland)	2.1
8.	ING Groep N.V. CVA (Netherlands)	2.1
9.	E.ON AG (Germany)	2.1
10.	Roche Holding AG (Switzerland)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	18.8%
United Kingdom	18.2
France	15.2
Germany	10.4
Netherlands	8.1
Switzerland	5.2
Spain	4.7
Finland	1.7
Singapore	1.6
South Korea	1.6
Taiwan	1.6
Israel	1.5
China	1.4
Italy	1.4
Luxembourg	1.2
Hong Kong	1.0
Others (each less than 1.0%)	2.3
Short-Term Investments	4.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2008. The Fund’s composition is subject to change.

8   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		(3.14)%	19.20%	5.28%
With Sales Charge*		(8.22)	17.91	4.71
CLASS B SHARES	9/10/01
Without CDSC		(3.63)	18.61	4.94
With CDSC**		(8.63)	18.41	4.94
CLASS C SHARES	7/31/07
Without CDSC		(3.57)	18.63	4.94
With CDSC***		(4.57)	18.63	4.94
SELECT CLASS SHARES	9/10/01	(2.87)	19.71	5.64
INSTITUTIONAL CLASS SHARES	2/26/97	(2.63)	20.02	5.92

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/98 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Opportunities Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 1998 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   9

JPMorgan International Value Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 4, 1993
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$1,250,206
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Value Fund, which seeks to provide high total return from a portfolio of foreign company equity securities,* returned –10.61%** (Institutional Class Shares) for the six months ended April 30, 2008, compared to the –10.87% return for the MSCI EAFE Value Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period, in part due to stock selection in the telecommunication and capital market/bank sectors. From a regional standpoint, Pacific ex-Japan contributed to performance. At the individual stock level, the top contributor to performance was Chunghwa Telecom Co. Ltd., a Taiwanese communication services provider. The company’s shares rose on the heels of its plans to sell shares in its fiber-optics installation subsidiary, a strategy to expand in Southeast Asia, and the prospect of improved Taiwanese/Chinese relations following Ma Ying-jeou’s presidential victory.

On the negative side, stock selection in the auto and consumer non-durables sectors detracted from performance. Regionally, Continental Europe was detrimental to returns. At the individual stock level, Marfin Popular Bank Co. Ltd., a Cyprus-based financial and banking institution, was a top detractor from performance. The company fell victim to weakness in the Greek and Cypriot markets as well as the general weak sentiment surrounding the banking sector.

Q:	HOW WAS THE FUND MANAGED?

A:	Fundamental research is the cornerstone of the Fund. The Fund was managed by a highly experienced investment team, with approximately 60 career analysts comprising our global sector teams. Utilizing a proprietary dividend discount model, our analysts identify the most attractively valued stocks in each sector. Taking the names with the strongest characteristics, the portfolio manager and analysts then worked closely together to pinpoint specific catalysts that will enable stocks to realize their inherent worth. The Fund was constructed on a bottom-up basis, investing in the most attractive names in each sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Royal Dutch Shell plc, Class A (Netherlands)	3.9%
2.	Banco Santander S.A. (Spain)	3.8
3.	HSBC Holdings plc (United Kingdom)	3.6
4.	Total S.A. (France)	3.5
5.	Vodafone Group plc (United Kingdom)	3.4
6.	Allianz SE (Germany)	3.1
7.	BP plc (United Kingdom)	2.8
8.	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.7
9.	Credit Suisse Group (Switzerland)	2.6
10.	Societe Generale (France)	2.4

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	19.8%
France	18.8
United Kingdom	15.7
Germany	10.5
Netherlands	9.2
Spain	5.0
Italy	3.3
Taiwan	2.7
Switzerland	2.6
South Korea	1.8
Australia	1.2
Israel	1.1
Greece	1.0
Others (each less than 1.0%)	4.4
Short-Term Investments	2.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2008. The Fund’s composition is subject to change.

10   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		(2.26)%	23.64%	6.92%
With Sales Charge*		(7.38)	22.30	6.34
CLASS B SHARES	9/28/01
Without CDSC		(2.75)	23.05	6.59
With CDSC**		(7.75)	22.87	6.59
CLASS C SHARES	7/11/06
Without CDSC		(2.68)	23.05	6.59
With CDSC***		(3.68)	23.05	6.59
SELECT CLASS SHARES	9/10/01	(2.01)	23.89	7.07
INSTITUTIONAL CLASS SHARES	11/4/93	(1.82)	24.22	7.40

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/98 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. Effective December 19, 2001, the Fund changed its investment strategy to a value strategy, which resulted in a restructuring of the portfolio.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from April 30, 1998 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Average is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   11

JPMorgan Intrepid International Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	April 30, 2001
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$2,027,366
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid International Fund, which seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.,* returned –12.95%** (Institutional Class Shares) for the six months ended April 30, 2008, compared to the –9.21% return for the MSCI EAFE Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to stock selection in the financial and information technology sectors. Style-wise, an average overweight to growth detracted from returns. The Fund continued to have multi-cap exposure, with holdings showing both growth and value characteristics, and was diversified, with individual names making only small contributions. From a regional standpoint, stock selection in Japan and Continental Europe hindered performance. At the individual stock level, Babcock & Brown Ltd., an Australian investment bank, hurt returns. The company’s shares fell from highs in early 2007 due to general weakness in the banking sector as well as investor concerns about Babcock & Brown’s ability to refinance maturing debt.

On the positive side, the materials sector modestly contributed to performance. Regionally, the U.K. and exposure to emerging markets helped returns. An overweight in Petroleo Brasileiro S.A., a Brazilian oil company, aided performance as oil prices continued to escalate. The company’s shares rose as investors optimistically speculated on the potential size and development of its large offshore exploration portfolio.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy was based on the premise that fundamental human psychological factors cause investors to behave irrationally in systematic, but predicable ways. These market inefficiencies gave rise to persistent anomalies that manifested themselves at the extremes of the growth and value spectrums of the market. Utilizing disciplined stock screening combined with fundamental validation, the Fund was constructed to possess attractive growth and value characteristics, ensuring that style and stock selection were the primary drivers of returns. We believe that this dynamic, multi-cap approach to international investing should allow the Fund to generate consistent alpha with benchmark-like risk through various style and market cycles.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Royal Dutch Shell plc, Class B (Netherlands)	2.0%
2.	BP plc (United Kingdom)	1.9
3.	Nestle S.A. (Switzerland)	1.8
4.	BHP Billiton Ltd. (Australia)	1.7
5.	HSBC Holdings plc (United Kingdom)	1.6
6.	Vodafone Group plc (United Kingdom)	1.6
7.	Banco Santander S.A. (Spain)	1.4
8.	Total S.A. (France)	1.4
9.	Toyota Motor Corp. (Japan)	1.2
10.	Rio Tinto plc (United Kingdom)	1.1

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	20.0%
Japan	19.6
France	9.5
Germany	8.6
Switzerland	8.4
Spain	4.9
Italy	4.0
Netherlands	3.9
Hong Kong	3.2
Australia	2.5
Finland	2.3
Denmark	1.8
Norway	1.3
Greece	1.1
China	1.0
Others (each less than 1.0%)	7.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2008. The Fund’s composition is subject to change.

12   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/30/01
Without Sales Charge		(3.30)%	18.62%	7.68%
With Sales Charge*		(8.37)	17.34	6.86
CLASS C SHARES	2/28/06
Without CDSC		(3.79)	18.36	7.52
With CDSC**		(4.79)	18.36	7.52
SELECT CLASS SHARES	2/28/06	(3.09)	19.18	8.29
INSTITUTIONAL CLASS SHARES	4/30/01	(2.83)	19.31	8.38

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/30/01 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 30, 2001.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns for Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2001 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   13

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.2% (l)
		Common Stocks — 91.1%
		Argentina — 1.3%
96		Banco Macro S.A. ADR	2,172
105		Tenaris S.A. ADR	5,548
			7,720
		Austria — 1.4%
51		Raiffeisen International Bank Holding AG (c)	8,196
		Brazil — 14.5%
1,180		Cia Vale do Rio Doce ADR	37,585
187		Gol Linhas Aereas Inteligentes S.A. ADR	3,033
444		Petroleo Brasileiro S.A. ADR	44,847
			85,465
		Chile — 0.8%
85		Banco Santander Chile S.A. ADR	4,452
		China — 4.0%
1,020		Anhui Conch Cement Co. Ltd., Class H	8,140
1,916		China Merchants Bank Co., Ltd., Class H	7,997
2,178		China National Building Material Co., Ltd., Class H	5,386
814		Tsingtao Brewery Co. Ltd., Class H	2,316
			23,839
		Egypt — 2.8%
72		Orascom Construction Industries	5,902
699		Orascom Telecom Holding SAE	10,589
			16,491
		Hong Kong — 9.5%
4,118		Agile Property Holdings Ltd.	5,707
1,500		China Mobile Ltd.	25,802
555		Esprit Holdings Ltd.	6,837
2,302		GOME Electrical Appliances Holdings Ltd.	5,231
1,100		Li & Fung Ltd.	4,538
2,788		Shimao Property Holdings Ltd.	5,543
863		Yue Yuen Industrial Holdings Ltd.	2,618
			56,276
		Hungary — 1.2%
4		OTP Bank Nyrt.	175
55		OTP Bank Nyrt. ADR (e)	4,686
—	(h)	Richter Gedeon Nyrt.	41
11		Richter Gedeon Nyrt. ADR (e)	2,220
			7,122
		India — 10.5%
236		ACC Ltd.	4,430
793		Ambuja Cements Ltd. GDR	2,244
595		Bharti Airtel Ltd. (a)	13,247
61		Hero Honda Motors Ltd.	1,283
257		Housing Development Finance Corp., Ltd.	17,771
241		Indiabulls Real Estate Ltd. (a)	3,293
113		Infosys Technologies Ltd.	4,876
104		Infosys Technologies Ltd. ADR	4,537
205		Reliance Capital Ltd.	7,665
482		Zee Entertainment Enterprises Ltd.	2,536
			61,882
		Indonesia — 1.8%
5,508		Bank Rakyat Indonesia	3,557
117		Telekomunikasi Indonesia Tbk PT ADR	4,556
3,783		Unilever Indonesia Tbk PT	2,782
			10,895
		Israel — 1.0%
126		Teva Pharmaceutical Industries Ltd. ADR	5,914
		Malaysia — 0.7%
286		British American Tobacco Malaysia Bhd	3,864
		Mexico — 8.2%
344		America Movil S.A.B. de C.V., Series L ADR	19,962
215		Cemex S.A.B. de C.V. ADR (a)	5,954
339		Fomento Economico Mexicano S.A.B. de C.V. ADR	14,740
1,804		Grupo Financiero Banorte S.A.B. de C.V., Class O (c)	7,803
			48,459
		Russia — 5.4%
112		Gazprom OAO ADR	5,951
58		Mechel ADR	8,410
40		OAO Unified Energy System GDR (a)	3,722
2,591		Sberbank	8,399
171		Vimpel-Communications ADR	5,159
			31,641
		South Africa — 10.6%
1,195		African Bank Investments Ltd. (c)	4,175
2,182		FirstRand Ltd.	4,485
342		Impala Platinum Holdings Ltd.	13,842
417		Massmart Holdings Ltd. (c)	3,873
724		MTN Group Ltd.	13,764
2,217		Netcare Ltd. (a)	2,565
282		Sasol Ltd.	16,007
1,533		Steinhoff International Holdings Ltd.	3,749
			62,460

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	South Korea — 9.5%
54	Hyundai Mobis	4,916
75	Hyundai Motor Co.	6,319
108	Kookmin Bank	7,508
227	KT&G Corp. GDR (e)	9,379
15	POSCO	7,288
16	Samsung Electronics Co., Ltd.	11,562
14	Shinsegae Co., Ltd.	9,317
		56,289
	Taiwan — 4.5%
1,977	HON HAI Precision Industry Co., Ltd.	11,424
478	President Chain Store Corp.	1,672
3,053	Taiwan Semiconductor Manufacturing Co., Ltd.	6,710
580	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	6,524
		26,330
	Turkey — 1.1%
471	Akbank TAS	2,443
427	Anadolu Efes Biracilik Ve Malt Sanayii AS	3,865
		6,308
	United Arab Emirates — 1.5%
2,856	Emaar Properties PJSC	8,939
	United Kingdom — 0.8%
70	Anglo American plc	4,559
	Total Common Stocks (Cost $313,897)	537,101
	Preferred Stocks — 3.1%
	Brazil — 3.1%
439	Banco Itau Holding Financeira S.A.	12,715
74	Cia de Bebidas das Americas ADR	5,446
	Total Preferred Stocks (Cost $6,915)	18,161
	Total Long-Term Investments (Cost $320,812)	555,262
Short-Term Investment — 5.3%
	Investment Company — 5.3%
31,483	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $31,483)	31,483

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 3.4%
	Repurchase Agreements — 3.4%
3,950	Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $3,950, collateralized by U.S. Government Agency Mortgages	3,950
4,000	Credit Suisse First Boston LLC, 1.98%, dated 04/30/08, due 05/01/08, repurchase price $4,000, collateralized by U.S. Government Agency Mortgages	4,000
4,000	Deutsche Bank Securities, Inc., 2.00%, dated 04/30/08, due 05/01/08, repurchase price $4,000, collateralized by U.S. Government Agency Mortgages	4,000
4,000	Goldman Sachs & Co., 2.00%, dated 04/30/08, due 05/01/08, repurchase price $4,000, collateralized by U.S. Government Agency Mortgages	4,000
4,000	UBS Securities LLC, 1.97%, dated 04/30/08, due 05/01/08, repurchase price $4,000, collateralized by U.S. Government Agency Mortgages	4,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $19,950)	19,950
	Total Investments — 102.9% (Cost $372,245)	606,695
	Liabilities in Excess of Other Assets — (2.9)%	(17,085)
	NET ASSETS — 100.0%	$589,610

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   15

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

Summary of Investments by Industry, April 30, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Wireless Telecommunication Services	14.2%
Metals & Mining	12.2
Commercial Banks	11.9
Oil, Gas & Consumable Fuels	11.4
Beverages	4.5
Construction Materials	4.5
Semiconductors & Semiconductor Equipment	4.2
Real Estate Management & Development	4.0
Thrifts & Mortgage Finance	3.0
Diversified Financial Services	2.8
Food & Staples Retailing	2.5
Tobacco	2.3
Specialty Retail	2.1
Electronic Equipment & Instruments	1.9
Diversified Telecommunication Services	1.7
IT Services	1.6
Pharmaceuticals	1.4
Automobiles	1.3
Construction & Engineering	1.0
Energy Equipment & Services	1.0
Others (each less than 1.0%)	5.1
Short-Term Investment	5.4

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.6% (l)
	Common Stocks — 98.6%
	Argentina — 0.0% (g)
55	IMPSAT Fiber Networks, Inc. (a) (f) (i)	—	(h)
	Australia — 2.4%
542	BHP Billiton Ltd.	21,866
48	Rio Tinto Ltd. (c)	6,203
		28,069
	Belgium — 0.9%
382	Fortis	10,352
	Brazil — 2.7%
396	Cia Vale do Rio Doce ADR	15,476
129	Petroleo Brasileiro S.A. ADR	15,682
		31,158
	Egypt — 0.5%
35	Orascom Construction Industries Co. GDR	5,660
	Finland — 1.6%
636	Nokia OYJ	19,115
	France — 13.3%
151	Accor S.A.	12,401
513	AXA S.A. (c)	18,966
183	BNP Paribas	19,480
120	Cie de Saint-Gobain (c)	9,552
112	Imerys S.A. (c)	9,691
98	Lafarge S.A. (c)	17,627
126	Pernod-Ricard S.A.	14,453
107	Sanofi-Aventis	8,229
535	Total S.A.	44,787
		155,186
	Germany — 8.2%
141	Bayer AG (c)	11,899
299	Deutsche Post AG	9,277
119	E.ON AG (c)	24,136
69	Linde AG	10,023
251	SAP AG (c)	12,688
155	Siemens AG	18,189
393	Symrise AG (c)	9,742
		95,954
	Greece — 0.7%
246	Piraeus Bank S.A.	8,351
	Hong Kong — 1.4%
796	Esprit Holdings Ltd.	9,805
1,722	Hang Lung Properties Ltd.	6,991
		16,796
	Italy — 4.8%
891	ENI S.p.A. (c)	34,298
1,451	Intesa Sanpaolo S.p.A.	10,788
1,429	UniCredito Italiano S.p.A.	10,768
		55,854
	Japan — 19.7%
257	Astellas Pharma, Inc.	10,579
265	Canon, Inc.	13,312
113	Daikin Industries Ltd.	5,670
1	East Japan Railway Co.	6,703
548	Honda Motor Co., Ltd.	17,477
2	Japan Tobacco, Inc.	10,863
485	Komatsu Ltd.	14,770
703	Mitsubishi Corp.	22,630
763	Mitsubishi UFJ Financial Group, Inc.	8,402
597	Mitsui Fudosan Co., Ltd.	15,086
179	Murata Manufacturing Co., Ltd.	9,520
153	Nidec Corp.	11,575
1,002	Nissan Motor Co., Ltd.	8,931
125	Nitto Denko Corp.	5,157
337	Nomura Holdings, Inc.	5,885
221	Shin-Etsu Chemical Co., Ltd.	13,659
54	SMC Corp.	6,346
373	Sony Corp.	17,183
890	Sumitomo Corp.	11,976
2	Sumitomo Mitsui Financial Group, Inc.	13,278
		229,002
	Mexico — 0.9%
62	America Movil S.A.B. de C.V., Series L ADR	3,572
164	Fomento Economico Mexicano S.A.B. de C.V. ADR	7,108
		10,680
	Netherlands — 4.1%
456	ING Groep N.V. CVA (c)	17,278
288	Koninklijke Philips Electronics N.V. (c)	10,838
609	Reed Elsevier N.V.	11,419
287	Wolters Kluwer N.V.	7,671
9	World Online International N.V. (a) (f) (i)	—	(h)
		47,206
	Norway — 0.6%
445	Norsk Hydro ASA	6,544
	South Korea — 1.0%
4	Samsung Electronics Co. Ltd. GDR (e)	1,488
29	Samsung Electronics Co. Ltd. GDR (e)	10,266
		11,754

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   17

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Spain — 3.6%
508	Banco Bilbao Vizcaya Argentaria S.A. (c)	11,662
203	Inditex S.A.	10,979
673	Telefonica S.A.	19,336
		41,977
	Switzerland — 10.5%
490	ABB Ltd.	14,940
201	Adecco S.A.	11,950
138	Holcim Ltd.	13,440
64	Nestle S.A.	30,725
326	Novartis AG	16,430
119	Roche Holding AG	19,679
48	Zurich Financial Services AG	14,683
		121,847
	Taiwan — 0.9%
938	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	10,545
	United Kingdom — 20.8%
1,734	Barclays plc	15,682
794	BG Group plc	19,383
1,004	Burberry Group plc	9,585
656	GlaxoSmithKline plc	14,505
2,014	HSBC Holdings plc	34,896
952	ICAP plc	10,992
695	Kingfisher plc	1,817
902	Man Group plc	10,321
38	Rio Tinto plc	4,481
759	Smith & Nephew plc	9,815
689	Standard Chartered plc	24,362
2,688	Tesco plc	22,767
9,079	Vodafone Group plc	28,733
1,767	Wm Morrison Supermarkets plc	9,998
938	Wolseley plc	9,383
1,211	WPP Group plc	14,755
		241,475
	Total Long-Term Investments (Cost $729,526)	1,147,525
Short-Term Investment — 0.9%
	Investment Company — 0.9%
10,000	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $10,000)	10,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 5.8%
	Certificates of Deposit — 1.3%
5,000	Bank of New York, FRN, 3.15%, 05/02/08	5,000
10,000	Landesbank Baden Wuerttemberg, FRN, 3.89%, 06/23/08	9,985
		14,985
	Repurchase Agreements — 3.9%
10,430	Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $10,431, collateralized by U.S. Government Agency Mortgages	10,430
10,000	Credit Suisse First Boston LLC, 1.98%, dated 04/30/08, due 05/01/08, repurchase price $10,001, collateralized by U.S. Government Agency Mortgages	10,000
5,000	Deutsche Bank Securities, Inc., 2.00%, dated 04/30/08, due 05/01/08, repurchase price $5,000, collateralized by U.S. Government Agency Mortgages	5,000
10,000	Goldman Sachs & Co., 2.00%, dated 04/30/08, due 05/01/08, repurchase price $10,001, collateralized by U.S. Government Agency Mortgages	10,000
10,000	UBS Securities LLC, 1.97%, dated 04/30/08, due 05/01/08, repurchase price $10,001, collateralized by U.S. Government Agency Mortgages	10,000
		45,430
	Time Deposits — 0.6%
2,500	Bank of Scotland plc, (United Kingdom), 2.50%, 05/01/08	2,500
2,000	DZ Bank Singapore, 2.55%, 05/01/08	2,000
2,500	Royal Bank of Scotland Group plc, (United Kingdom), 2.60%, 05/01/08	2,500
		7,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $67,415)	67,415
	Total Investments — 105.3% (Cost $806,941)	1,224,940
	Liabilities in Excess of Other Assets — (5.3)%	(61,829)
	NET ASSETS — 100.0%	$1,163,111

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

Summary of Investments by Industry, April 30, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	13.6%
Oil, Gas & Consumable Fuels	9.9
Pharmaceuticals	6.0
Metals & Mining	4.7
Chemicals	4.4
Trading Companies & Distributors	3.8
Construction Materials	3.5
Insurance	2.9
Media	2.9
Food & Staples Retailing	2.8
Wireless Telecommunication Services	2.8
Food Products	2.7
Industrial Conglomerates	2.5
Diversified Financial Services	2.4
Automobiles	2.3
Capital Markets	2.3
Electric Utilities	2.1
Specialty Retail	2.0
Beverages	1.9
Real Estate Management & Development	1.9
Semiconductors & Semiconductor Equipment	1.9
Electronic Equipment & Instruments	1.8
Machinery	1.8
Communications Equipment	1.7
Diversified Telecommunication Services	1.7
Household Durables	1.5
Building Products	1.3
Electrical Equipment	1.3
Office Electronics	1.2
Hotels, Restaurants & Leisure	1.1
Software	1.1
Commercial Services & Supplies	1.0
Others (each less than 1.0%)	5.2

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   19

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.6% (l)
	Common Stocks — 97.4%
	Argentina — 0.6%
112	BBVA Banco Frances S.A.	243
7	BBVA Banco Frances S.A. ADR	45
34	Grupo Financiero Galicia S.A. ADR (a)	213
482	Petrobras Energia Participaciones S.A., Class B	593
16	Siderar SAIC, Class A (a)	128
44	Telecom Argentina S.A. ADR (a)	773
232	Tenaris S.A.	6,257
125	Transportadora de Gas del Sur S.A., Class B (a)	108
8	YPF S.A., Class D	362
		8,722
	Australia — 3.8%
25	ABC Learning Centres Ltd.	32
28	AGL Energy Ltd.	333
36	Alumina Ltd.	196
64	Amcor Ltd.	404
105	AMP Ltd.	774
10	Ansell Ltd.	113
20	APN News & Media Ltd.	77
25	Aristocrat Leisure Ltd. (c)	175
38	Asciano Group (c)	144
12	ASX Ltd.	410
122	Australia & New Zealand Banking Group Ltd.	2,522
62	AXA Asia Pacific Holdings Ltd.	344
16	Babcock & Brown Ltd. (c)	221
6	Bendigo and Adelaide Bank Ltd.	66
211	BHP Billiton Ltd.	8,488
12	Billabong International Ltd. (c)	133
51	BlueScope Steel Ltd.	535
42	Boral Ltd.	246
90	Brambles Ltd.	749
9	Caltex Australia Ltd.	107
98	CFS Retail Property Trust	206
25	Challenger Financial Services Group Ltd.	50
37	Coca-Cola Amatil Ltd.	294
4	Cochlear Ltd.	206
81	Commonwealth Bank of Australia	3,409
105	Commonwealth Property Office Fund (c)	138
36	Computershare Ltd.	302
10	Consolidated Media Holdings Ltd.	34
10	Crown Ltd.	102
32	CSL Ltd.	1,187
62	CSR Ltd.	185
177	Dexus Property Group	292
21	Downer EDI Ltd. (c)	146
84	Fairfax Media Ltd. (c)	276
84	Fortescue Metals Group Ltd. (a)	590
108	Foster’s Group Ltd.	517
41	Futuris Corp., Ltd. (c)	82
75	Goodman Fielder Ltd.	126
65	Goodman Group	276
65	GPT Group	204
37	Harvey Norman Holdings Ltd.	127
17	Iluka Resources Ltd. (c)	62
3	Incitec Pivot Ltd.	456
64	ING Industrial Fund (c)	125
124	Insurance Australia Group Ltd. (c)	507
10	Leighton Holdings Ltd. (c)	432
25	Lend Lease Corp. Ltd.	297
21	Lion Nathan Ltd.	164
48	Macquarie Airports	143
20	Macquarie Communications Infrastructure Group (c)	84
17	Macquarie Group Ltd.	1,027
115	Macquarie Infrastructure Group (c)	307
129	Macquarie Office Trust	125
71	Mirvac Group	282
99	National Australia Bank Ltd.	2,806
31	Newcrest Mining Ltd.	841
40	OneSteel Ltd.	244
20	Orica Ltd.	553
34	Origin Energy Ltd.	442
92	Oxiana Ltd. (c)	286
36	Pacific Brands Ltd.	66
39	Paladin Resources Ltd. (a)	158
32	PaperlinX Ltd.	75
3	Perpetual Ltd. (c)	139
9	Qantas Airways Ltd.	28
59	QBE Insurance Group Ltd.	1,407
18	Rio Tinto Ltd. (c)	2,320
19	Santos Ltd.	288
8	Sims Group Ltd.	253
20	Sonic Healthcare Ltd.	290
17	St George Bank Ltd. (c)	436
63	Stockland	432
53	Suncorp-Metway Ltd.	684
23	TABCORP Holdings Ltd.	241
76	Tatts Group Ltd. (c)	195
233	Telstra Corp. Ltd.	999

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Australia — Continued
38		Toll Holdings Ltd.	283
73		Transurban Group (c)	472
47		Wesfarmers Ltd.	1,637
113		Westfield Group	1,939
123		Westpac Banking Corp.	2,824
28		Woodside Petroleum Ltd.	1,495
78		Woolworths Ltd.	2,106
10		WorleyParsons Ltd.	382
34		Zinifex Ltd.	327
			53,477
		Austria — 1.3%
9		Andritz AG	507
2		Bank Austria Creditanstalt AG	468
6		BWIN Interactive Entertainment AG (a) (c)	198
47		Erste Bank der Oesterreichischen Sparkassen AG	3,459
4		Flughafen Wien AG (a)	473
68		IMMOEAST AG (a)	686
41		IMMOFINANZ AG	454
4		Mayr Melnhof Karton AG (a) (c)	421
45		OMV AG	3,416
8		Raiffeisen International Bank Holding AG	1,245
3		RHI AG (a) (c)	112
65		Telekom Austria AG	1,589
14		Verbund — Oesterreichische Elektrizitaetswirtschafts AG, Class A	1,110
10		Vienna Insurance Group (c)	749
31		Voestalpine AG	2,337
22		Wienerberger AG (c)	1,250
			18,474
		Belgium — 1.7%
17		AGFA-Gevaert N.V. (a)	121
4		Bekaert S.A.	621
22		Belgacom S.A. (c)	1,016
5		Colruyt S.A.	1,165
1		Compagnie Maritime Belge S.A.	49
14		Delhaize Group	1,250
94		Dexia S.A. (c)	2,590
—	(h)	D’ieteren S.A.	123
2		Euronav N.V. (a)	64
245		Fortis (c)	6,647
13		Groupe Bruxelles Lambert S.A. (c)	1,594
19		InBev N.V. (c)	1,533
23		KBC Groep N.V. (a) (c)	3,097
7		Mobistar S.A.	601
12		Nationale A Portefeuille (c)	936
1		Omega Pharma S.A.	47
4		Solvay S.A., Class A	544
13		UCB S.A. (c)	566
28		Umicore (a) (c)	1,482
			24,046
		Bermuda — 0.1%
3		Golar LNG Ltd.	55
44		Seadrill Ltd. (c)	1,323
			1,378
		Brazil — 0.2%
17		Centrais Eletricas Brasileiras S.A.	250
32		Cia Vale do Rio Doce	1,246
40		Petroleo Brasileiro S.A.	1,230
33		Unibanco — Uniao de Bancos Brasileiros S.A.	485
			3,211
		Chile — 0.6%
2,501		Banco Santander Chile S.A.	126
14		CAP S.A.	483
29		Cia Cervecerias Unidas S.A. ADR	1,057
72		Cia de Telecomunicaciones de Chile S.A. ADR	569
1,072		Distribucion y Servicio D&S S.A.	442
20		Embotelladora Andina S.A., Class B ADR	434
446		Empresa Nacional de Electricidad S.A.	702
5		Empresas CMPC S.A.	174
45		Empresas COPEC S.A.	749
123		Enersis S.A. ADR	2,330
14		Lan Airlines S.A.	181
979		Masisa S.A.	227
15		Masisa S.A. ADR	169
75		SACI Falabella	405
			8,048
		China — 0.4%
165		Belle International Holdings Ltd.	176
131		BYD Co., Ltd., Class H (c)	229
1,030		China Construction Bank Corp., Class H	930
187		China Life Insurance Co., Ltd.	815
750		Datang International Power Generation Co., Ltd., Class H	517
128		Foxconn International Holdings Ltd. (a)	198
314		Huaneng Power International, Inc., Class H	264
739		PetroChina Co., Ltd., Class H	1,109

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   21

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued (l)
		China — Continued
1,193		Sinopec Yizheng Chemical Fibre Co., Ltd., Class H (a)	241
54		Tencent Holdings Ltd. (c)	358
102		Tingyi Cayman Islands Holding Corp. (c)	136
283		Yanzhou Coal Mining Co., Ltd., Class H	524
503		Zhejiang Expressway Co., Ltd.	529
			6,026
		Denmark — 1.4%
—	(h)	A P Moller — Maersk A/S (c)	2,038
3		Bang & Olufsen A/S (c)	171
3		Carlsberg A/S, Class B	429
6		Coloplast A/S, Class B (c)	531
9		Danisco A/S	590
54		Danske Bank A/S	1,857
41		DSV A/S (c)	1,005
3		East Asiatic Co., Ltd. A/S	275
6		FLSmidth & Co. A/S (c)	657
42		GN Store Nord (a) (c)	229
10		H Lundbeck A/S (c)	236
9		Jyske Bank A/S (a) (c)	627
3		NKT Holding A/S	235
78		Novo Nordisk A/S, Class B (c)	5,312
4		Novozymes A/S, Class B (c)	327
10		Sydbank A/S (c)	354
3		Topdanmark A/S (a) (c)	451
5		TrygVesta AS (c)	466
32		Vestas Wind Systems A/S (a)	3,459
5		William Demant Holding (a) (c)	367
			19,616
		Finland — 1.0%
14		Elisa OYJ (c)	306
34		Fortum OYJ	1,421
21		Kone OYJ, Class B (c)	830
9		Metso OYJ	398
5		Neste Oil OYJ (c)	150
226		Nokia OYJ	6,794
12		Nokia OYJ ADR	358
6		Nokian Renkaat OYJ (c)	241
7		Outokumpu OYJ	348
9		Rautaruukki OYJ (c)	411
28		Sampo OYJ, Class A (c)	799
30		Stora Enso OYJ, Class R (c)	367
7		Tietoenator OYJ (c)	188
40		UPM-Kymmene OYJ	760
8		Wartsila OYJ (c)	542
18		YIT OYJ	507
			14,420
		France — 9.9%
24		Accor S.A.	1,948
5		Aeroports de Paris	641
14		Air France-KLM	420
25		Air Liquide	3,749
289		Alcatel-Lucent	1,936
8		Alstom	1,861
6		Atos Origin S.A. (a)	339
179		AXA S.A. (c)	6,602
91		BNP Paribas	9,658
23		Bouygues S.A. (c)	1,684
17		Cap Gemini S.A.	1,021
60		Carrefour S.A. (c)	4,191
6		Casino Guichard Perrachon S.A.	805
7		Christian Dior S.A.	851
18		Cie de Saint-Gobain	1,424
3		Cie Generale de Geophysique- Veritas (a)	782
24		Cie Generale d’Optique Essilor International S.A.	1,461
8		CNP Assurances	890
19		Compagnie Generale des Etablissements Michelin, Class B	1,703
76		Credit Agricole S.A.	2,542
8		Dassault Systemes S.A.	476
16		Electricite de France (c)	1,702
204		France Telecom S.A.	6,394
20		Gaz de France S.A.	1,292
3		Gecina S.A. (c)	378
46		Groupe Danone	4,030
8		Hermes International (c)	1,009
4		ICADE	510
2		Imerys S.A. (c)	210
9		Klepierre	539
17		Lafarge S.A.	3,028
7		Lagardere SCA (c)	515
27		L’Oreal S.A. (c)	3,243
15		LVMH Moet Hennessy Louis Vuitton S.A.	1,756
11		M6-Metropole Television	251
3		Neopost S.A.	275
10		PagesJaunes Groupe (c)	205
22		Pernod-Ricard S.A.	2,512

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	France — Continued
15	Peugeot S.A.	1,052
8	PPR	996
13	Publicis Groupe	525
17	Renault S.A.	1,714
21	Safran S.A. (c)	435
111	Sanofi-Aventis	8,582
25	Schneider Electric S.A. (c)	2,995
7	SCOR SE	160
6	Societe BIC S.A.	331
2	Societe Des Autoroutes Paris-Rhin-Rhone	195
43	Societe Generale (c)	5,051
13	Societe Television Francaise 1 (c)	263
9	Sodexo	617
26	Suez S.A.	1,799
74	Suez S.A.	5,187
14	Technip S.A.	1,312
12	Thales S.A.	774
27	Thomson	173
227	Total S.A.	19,053
7	Unibail-Rodamco	1,800
7	Valeo S.A.	283
6	Vallourec	1,563
39	Veolia Environnement	2,789
37	Vinci S.A.	2,751
130	Vivendi (a)	5,260
5	Zodiac S.A.	288
		138,781
	Germany — 13.7%
37	Adidas AG (c)	2,365
73	Allianz SE	14,877
14	Altana AG	298
12	Arcandor AG (a) (c)	224
91	BASF SE (c)	12,905
113	Bayer AG (c)	9,561
38	Bayerische Motoren Werke AG	2,090
7	Beiersdorf AG (c)	598
5	Bilfinger Berger AG	393
17	Celesio AG (c)	733
98	Commerzbank AG	3,514
24	Continental AG (c)	2,830
157	Daimler AG	12,161
81	Deutsche Bank AG (c)	9,724
33	Deutsche Boerse AG	4,839
45	Deutsche Lufthansa AG	1,181
141	Deutsche Post AG	4,379
9	Deutsche Postbank AG	760
509	Deutsche Telekom AG	9,104
5	Douglas Holding AG	257
107	E.ON AG (c)	21,761
20	Fresenius Medical Care AG & Co. KGaA	1,064
29	GEA Group AG	1,067
13	Heidelberger Druckmaschinen AG (c)	319
23	Henkel AG & Co. KGaA	919
10	Hochtief AG	1,035
30	Hypo Real Estate Holding AG (c)	1,116
91	Infineon Technologies AG (a)	833
19	IVG Immobilien AG (c)	490
7	K+S AG	2,844
18	Linde AG	2,561
14	MAN AG (c)	1,888
13	Merck KGaA (c)	1,846
28	Metro AG	2,231
11	MLP AG	188
37	Muenchener Rueckversicherungs- Gesellschaft AG (c)	7,157
7	Premiere AG (a)	148
2	Puma AG Rudolf Dassler Sport	576
8	Q-Cells AG (a)	967
6	Rheinmetall AG (c)	436
81	RWE AG	9,316
7	Salzgitter AG	1,340
154	SAP AG (c)	7,795
141	Siemens AG	16,583
14	Solarworld AG (c)	717
18	Suedzucker AG (c)	406
69	ThyssenKrupp AG	4,327
46	TUI AG (a) (c)	1,299
28	Volkswagen AG (c)	8,116
3	Wacker Chemie AG	826
5	Wincor Nixdorf AG	350
		193,314
	Gibraltar — 0.0% (g)
32	PartyGaming plc (a)	16
	Greece — 1.5%
101	Alpha Bank AE	3,432
43	Coca Cola Hellenic Bottling Co. S.A.	1,931
65	EFG Eurobank Ergasias S.A.	2,015

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   23

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Greece — Continued
1		Emporiki Bank S.A. (a)	20
7		Folli — Follie S.A.	221
24		Hellenic Petroleum S.A.	360
52		Hellenic Telecommunications Organization S.A.	1,532
22		Intracom Holdings S.A.	80
98		National Bank of Greece S.A.	5,401
36		OPAP S.A.	1,419
68		Piraeus Bank S.A.	2,301
30		Public Power Corp., S.A.	1,258
17		Titan Cement Co. S.A.	737
12		Viohalco	147
			20,854
		Hong Kong — 1.3%
12		ASM Pacific Technology	82
86		Bank of East Asia Ltd.	488
163		BOC Hong Kong Holdings Ltd.	420
85		Cathay Pacific Airways Ltd. (c)	177
91		Cheung Kong Holdings Ltd.	1,424
28		Cheung Kong Infrastructure Holdings Ltd. (c)	121
153		China Mobile Ltd.	2,640
—	(h)	China Mobile Ltd. ADR	41
81		CLP Holdings Ltd.	645
64		Esprit Holdings Ltd.	783
94		Giordano International Ltd. (c)	41
19		Hang Lung Group Ltd.	102
126		Hang Lung Properties Ltd.	512
47		Hang Seng Bank Ltd. (c)	941
54		Henderson Land Development Co., Ltd.	413
153		Hong Kong & China Gas Co.	448
58		Hong Kong Exchanges and Clearing Ltd.	1,192
86		HongKong Electric Holdings	540
39		Hopewell Holdings	168
87		Hutchison Telecommunications International Ltd.	122
113		Hutchison Whampoa Ltd.	1,107
39		Hysan Development Co., Ltd.	113
90		Johnson Electric Holdings Ltd. (c)	42
34		Kerry Properties Ltd.	227
35		Kingboard Chemical Holdings Ltd.	165
64		Lenovo Group Ltd.	49
136		Li & Fung Ltd.	562
45		Melco International Development	61
86		MTR Corp.	308
82		New World Development Ltd.	211
64		Noble Group Ltd. (c)	105
6		NWS Holdings Ltd.	17
13		Orient Overseas International Ltd.	70
115		Pacific Basin Shipping Ltd.	210
247		PCCW Ltd.	160
70		Shangri-La Asia Ltd.	194
116		Shui On Land Ltd.	115
54		Shun Tak Holdings Ltd.	72
86		Sino Land Co.	217
74		Sun Hung Kai Properties Ltd.	1,285
36		Swire Pacific Ltd., Class A	420
68		Techtronic Industries Co.	66
19		Television Broadcasts Ltd.	107
75		Wharf Holdings Ltd.	381
12		Wing Hang Bank Ltd.	154
37		Yue Yuen Industrial Holdings Ltd. (c)	111
			17,829
		Hungary — 0.6%
146		Magyar Telekom Nyrt.	777
19		MOL Hungarian Oil and Gas Nyrt.	2,666
83		OTP Bank Nyrt.	3,534
4		Richter Gedeon Nyrt.	905
			7,882
		India — 0.5%
235		Ambuja Cements Ltd. GDR	665
13		Bajaj Auto (a) (f)	314
13		Bajaj Finserv Ltd. (a) (f)	173
13		Bajaj Holdings and Investment Ltd. GDR (f)	223
7		Grasim Industries Ltd. GDR (a)	399
90		Hindalco Industries Ltd. GDR (a) (e)	431
11		ICICI Bank Ltd. ADR	480
14		Infosys Technologies Ltd.	606
119		ITC Ltd. GDR	644
10		Larsen & Toubro Ltd. GDR	732
23		Mahanagar Telephone Nigam ADR	126
36		Ranbaxy Laboratories Ltd. GDR	425
1		Reliance Capital Ltd. GDR (a) (e)	28
15		Reliance Communications Ltd. GDR (e)	214
—	(h)	Reliance Energy Ltd. GDR (e)	40
8		Reliance Industries Ltd. GDR (a) (e)	979
25		Satyam Computer Services Ltd.	297
96		United Phosphorus Ltd. ADR (a)	764
			7,540

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Ireland — 0.8%
107		Allied Irish Banks plc	2,259
34		Anglo Irish Bank Corp. plc	472
138		Bank of Ireland	1,894
42		C&C Group plc	284
51		CRH plc	1,922
—	(h)	DCC plc	11
45		Elan Corp plc (a)	1,191
23		Elan Corp plc ADR (a)	607
54		Experian Group Ltd.	405
16		Grafton Group plc (a)	130
21		Iaws Group plc	529
33		Independent News & Media plc	98
51		Irish Life & Permanent plc	808
18		Kerry Group plc, Class A	546
22		Kingspan Group plc	252
35		Ryanair Holdings plc (a)	161
4		Total Produce plc	4
			11,573
		Israel — 0.6%
164		Bank Hapoalim BM	693
123		Bank Leumi Le-Israel BM	613
42		Clal Industries and Investments	214
68		Israel Chemicals Ltd.	1,247
—	(h)	Israel Corp., Ltd. (The) (a)	393
3		Koor Industries Ltd.	167
57		Makhteshim-Agan Industries Ltd.	527
85		Migdal Insurance & Financial Holding Ltd.	130
24		Teva Pharmaceutical Industries Ltd.	1,117
67		Teva Pharmaceutical Industries Ltd. ADR	3,133
			8,234
		Italy — 8.3%
23		A2A S.p.A.	85
76		Alleanza Assicurazioni S.p.A.	991
47		Arnoldo Mondadori Editore S.p.A. (c)	404
224		Assicurazioni Generali S.p.A.	9,912
65		Atlantia S.p.A.	2,124
27		Autogrill S.p.A.	410
264		Banca Monte dei Paschi di Siena S.p.A. (c)	896
26		Banca Popolare di Milano Scarl	321
159		Banco Popolare SC (a)	3,131
26		Benetton Group S.p.A. (a)	334
46		Bulgari S.p.A. (c)	530
77		Edison S.p.A.	188
880		Enel S.p.A.	9,551
609		ENI S.p.A.	23,430
181		Fiat S.p.A. (c)	4,013
69		Finmeccanica S.p.A.	2,401
17		Fondiaria-Sai S.p.A. (c)	661
59		Gruppo Editoriale L’Espresso S.p.A. (c)	206
89		IFIL—Investments S.p.A.	736
1,856		Intesa Sanpaolo S.p.A.	13,795
219		Intesa Sanpaolo S.p.A. RNC	1,541
19		Italcementi S.p.A. (c)	410
9		Lottomatica S.p.A. (c)	285
33		Luxottica Group S.p.A. (c)	930
185		Mediaset S.p.A. (c)	1,682
131		Mediobanca S.p.A	2,724
70		Mediolanum S.p.A. (c)	418
408		Parmalat S.p.A.	1,389
664		Pirelli & C., S.p.A. (c)	540
37		Prysmian S.p.A.	871
23		Saipem S.p.A.	985
1,028		Seat Pagine Gialle S.p.A. (c)	199
214		Snam Rete Gas S.p.A. (c)	1,356
808		Telecom Italia Media S.p.A. (a)	181
2,598		Telecom Italia S.p.A. (c)	5,434
1,476		Telecom Italia S.p.A. RNC (c)	2,403
254		Terna Rete Elettrica Nazionale S.p.A. (c)	1,121
59		Tiscali S.p.A. (a) (c)	229
576		UniCredito Italiano S.p.A.	4,370
1,519		UniCredito Italiano S.p.A.	11,447
130		Unione di Banche Italiane ScpA	3,424
251		Unipol Gruppo Finanziario S.p.A.	818
			116,876
		Japan — 19.4%
35		77 Bank Ltd. (The)	207
—	(h)	Access Co., Ltd. (a) (c)	60
7		Acom Co., Ltd.	215
7		Aderans Holdings Co., Ltd. (c)	134
16		Advantest Corp. (c)	442
68		Aeon Co., Ltd.	996
8		Aeon Credit Service Co., Ltd. (c)	122
8		Aiful Corp. (c)	162
30		Aioi Insurance Co., Ltd.	190
19		Aisin Seiki Co., Ltd.	673
38		Ajinomoto Co., Inc.	379
2		Alfresa Holdings Corp.	120
68		All Nippon Airways Co., Ltd. (c)	267

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   25

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
22		Alps Electric Co., Ltd. (c)	205
38		Amada Co., Ltd.	319
3		Amano Corp.	32
4		Aoyama Trading Co., Ltd.	87
56		Aozora Bank Ltd.	172
5		Arrk Corp.	15
42		Asahi Breweries Ltd.	817
105		Asahi Glass Co., Ltd.	1,258
125		Asahi Kasei Corp.	713
4		Asatsu-DK, Inc.	127
14		Asics Corp. (c)	142
50		Astellas Pharma, Inc.	2,070
2		Autobacs Seven Co., Ltd. (c)	61
28		Bank of Kyoto Ltd. (The)	358
99		Bank of Yokohama Ltd. (The)	726
5		Benesse Corp.	233
74		Bridgestone Corp.	1,356
12		Brother Industries Ltd. (c)	162
6		Canon Marketing Japan, Inc.	124
105		Canon, Inc.	5,298
24		Casio Computer Co., Ltd. (c)	354
11		Central Glass Co., Ltd.	42
—	(h)	Central Japan Railway Co.	1,718
85		Chiba Bank Ltd. (The)	671
15		Chiyoda Corp. (c)	113
61		Chubu Electric Power Co., Inc.	1,427
28		Chugai Pharmaceutical Co., Ltd.	388
24		Chugoku Electric Power Co., Inc. (The)	522
74		Chuo Mitsui Trust Holdings, Inc.	528
2		Circle K Sunkus Co., Ltd.	36
42		Citizen Holdings Co., Ltd. (c)	362
6		Coca-Cola West Holdings Co., Ltd.	129
8		COMSYS Holdings Corp.	73
16		Credit Saison Co., Ltd.	436
7		CSK Holdings Corp.	138
48		Dai Nippon Printing Co., Ltd.	745
31		Daicel Chemical Industries Ltd.	186
32		Daido Steel Co., Ltd. (c)	178
9		Daifuku Co., Ltd.	113
63		Daiichi Sankyo Co., Ltd.	1,730
25		Daikin Industries Ltd.	1,265
17		Dainippon Screen Manufacturing Co., Ltd. (c)	74
4		Daito Trust Construction Co., Ltd.	165
59		Daiwa House Industry Co., Ltd.	671
136		Daiwa Securities Group, Inc.	1,353
37		Denki Kagaku Kogyo K K (c)	139
49		Denso Corp.	1,698
—	(h)	Dentsu, Inc. (c)	274
68		DIC Corp. (c)	220
55		Dowa Holdings Co., Ltd.	369
—	(h)	eAccess Ltd. (c)	60
—	(h)	East Japan Railway Co.	2,451
37		Ebara Corp. (c)	135
7		EDION Corp. (c)	75
21		Eisai Co., Ltd.	734
16		Electric Power Development Co., Ltd.	606
11		Elpida Memory, Inc. (a) (c)	399
4		FamilyMart Co., Ltd.	157
16		Fanuc Ltd.	1,682
5		Fast Retailing Co., Ltd. (c)	451
56		Fuji Electric Holdings Co., Ltd. (c)	220
33		Fuji Heavy Industries Ltd.	142
5		FUJI SOFT, INC. (c)	87
—	(h)	Fuji Television Network, Inc.	138
50		FUJIFILM Holdings Corp.	1,914
36		Fujikura Ltd. (c)	156
153		Fujitsu Ltd.	980
65		Fukuoka Financial Group, Inc.	322
63		Furukawa Electric Co., Ltd.	230
7		Glory Ltd.	164
—	(h)	Goodwill Group, Inc. (The) (a) (c)	14
44		Gunma Bank Ltd. (The)	350
31		Gunze Ltd.	149
16		H2O Retailing Corp.	119
40		Hachijuni Bank Ltd. (The)	265
2		Hakuhodo DY Holdings, Inc.	122
121		Hankyu Hanshin Holdings, Inc. (c)	548
113		Haseko Corp.	163
3		Hikari Tsushin, Inc.	92
27		Hino Motors Ltd.	171
3		Hirose Electric Co., Ltd. (c)	376
51		Hiroshima Bank Ltd. (The)	281
7		Hitachi Cable Ltd.	28
2		Hitachi Capital Corp.	24
10		Hitachi Chemical Co., Ltd.	195
13		Hitachi Construction Machinery Co., Ltd. (c)	414
5		Hitachi High-Technologies Corp.	104
314		Hitachi Ltd.	2,119
3		Hokkaido Electric Power Co., Inc.	55
117		Hokuhoku Financial Group, Inc.	372

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
9		Hokuriku Electric Power Co.	208
151		Honda Motor Co., Ltd.	4,832
7		House Foods Corp.	102
38		HOYA Corp.	1,061
13		Ibiden Co., Ltd.	585
3		Idemitsu Kosan Co., Ltd.	213
128		IHI Corp. (c)	275
—	(h)	Index Holdings (c)	16
—	(h)	Inpex Holdings, Inc.	933
31		Isetan Mitsukoshi Holdings Ltd. (a)	330
84		Isuzu Motors Ltd.	407
3		IT Holdings Corp. (a) (c)	64
7		Ito En Ltd. (c)	124
177		ITOCHU Corp.	1,855
2		Itochu Techno-Solutions Corp. (c)	77
28		J. Front Retailing Co., Ltd.	187
3		Jafco Co., Ltd.	108
86		Japan Airlines Corp. (a) (c)	203
4		Japan Petroleum Exploration Co.	284
—	(h)	Japan Prime Realty Investment Corp.	322
—	(h)	Japan Real Estate Investment Corp. (c)	344
—	(h)	Japan Retail Fund Investment Corp.	225
20		Japan Steel Works Ltd. (The)	370
—	(h)	Japan Tobacco, Inc.	2,193
62		JFE Holdings, Inc.	3,415
20		JGC Corp.	370
30		Joyo Bank Ltd. (The)	171
30		JS Group Corp. (c)	520
18		JSR Corp. (c)	398
23		JTEKT Corp.	406
—	(h)	Jupiter Telecommunications Co., Ltd. (a)	287
87		Kajima Corp. (c)	292
31		Kamigumi Co., Ltd.	243
27		Kaneka Corp.	185
89		Kansai Electric Power Co., Inc. (The)	2,122
26		Kansai Paint Co., Ltd.	179
50		Kao Corp.	1,359
—		Katokichi Co. Ltd. (a) (c)	—
126		Kawasaki Heavy Industries Ltd.	326
54		Kawasaki Kisen Kaisha Ltd. (c)	551
—	(h)	KDDI Corp.	1,471
46		Keihin Electric Express Railway Co., Ltd.	303
56		Keio Corp.	322
34		Keisei Electric Railway Co., Ltd. (c)	187
4		Keyence Corp.	1,075
13		Kikkoman Corp.	154
11		Kinden Corp.	106
27		Kintetsu Corp. (c)	92
97		Kirin Holdings Co., Ltd.	1,730
—	(h)	KK DaVinci Advisors (a) (c)	138
282		Kobe Steel Ltd.	845
12		Kokuyo Co., Ltd. (c)	102
87		Komatsu Ltd.	2,650
2		Komori Corp. (c)	40
11		Konami Corp.	413
52		Konica Minolta Holdings, Inc. (c)	791
2		Kose Corp.	37
121		Kubota Corp.	849
35		Kuraray Co., Ltd.	420
12		Kurita Water Industries Ltd. (c)	411
14		Kyocera Corp.	1,327
19		Kyowa Hakko Kogyo Co., Ltd.	169
40		Kyushu Electric Power Co., Inc. (c)	901
8		Lawson, Inc.	363
13		Leopalace21 Corp. (c)	221
3		Mabuchi Motor Co., Ltd. (c)	129
12		Makita Corp. (c)	408
174		Marubeni Corp.	1,384
32		Marui Group Co., Ltd. (c)	322
11		Matsui Securities Co., Ltd. (c)	74
2		Matsumotokiyoshi Holdings Co., Ltd.	40
194		Matsushita Electric Industrial Co., Ltd.	4,523
36		Matsushita Electric Works Ltd.	395
36		Mazda Motor Corp.	157
16		Mediceo Paltac Holdings Co., Ltd.	265
23		Meiji Dairies Corp.	141
34		Meiji Seika Kaisha Ltd. (c)	174
5		Meitec Corp.	140
77		Millea Holdings, Inc.	3,267
45		Minebea Co., Ltd.	274
69		Mitsubishi Chemical Holdings Corp. (c)	459
133		Mitsubishi Corp.	4,266
212		Mitsubishi Electric Corp.	2,169
106		Mitsubishi Estate Co., Ltd.	3,092
39		Mitsubishi Gas Chemical Co., Inc.	266
282		Mitsubishi Heavy Industries Ltd.	1,313
13		Mitsubishi Logistics Corp. (c)	174
123		Mitsubishi Materials Corp.	585
205		Mitsubishi Motors Corp. (a) (c)	324
55		Mitsubishi Rayon Co., Ltd. (c)	178

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   27

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
24		Mitsubishi Tanabe Pharma Corp.	287
905		Mitsubishi UFJ Financial Group, Inc.	9,968
6		Mitsubishi UFJ Lease & Finance Co., Ltd. (c)	304
183		Mitsui & Co., Ltd.	4,300
59		Mitsui Chemicals, Inc. (c)	362
122		Mitsui Engineering & Shipbuilding Co., Ltd.	400
97		Mitsui Fudosan Co., Ltd.	2,444
71		Mitsui Mining & Smelting Co., Ltd.	240
102		Mitsui OSK Lines Ltd. (c)	1,409
32		Mitsui Sumitomo Insurance Group Holdings, Inc. (a)	1,281
10		Mitsumi Electric Co., Ltd.	341
1		Mizuho Financial Group, Inc.	5,642
25		Murata Manufacturing Co., Ltd.	1,301
23		Namco Bandai Holdings, Inc.	290
166		NEC Corp. (a)	790
3		NEC Electronics Corp. (a) (c)	65
—	(h)	NET One Systems Co., Ltd. (c)	58
31		NGK Insulators Ltd.	590
18		NGK Spark Plug Co., Ltd. (c)	249
24		NHK Spring Co., Ltd. (c)	173
25		Nichirei Corp. (c)	116
13		Nidec Corp. (c)	994
39		Nikon Corp. (c)	1,127
10		Nintendo Co., Ltd.	5,659
—	(h)	Nippon Building Fund, Inc.	565
39		Nippon Electric Glass Co., Ltd.	607
84		Nippon Express Co., Ltd.	464
16		Nippon Kayaku Co., Ltd. (c)	112
33		Nippon Light Metal Co., Ltd. (c)	50
15		Nippon Meat Packers, Inc. (c)	196
55		Nippon Mining Holdings, Inc.	344
86		Nippon Oil Corp.	591
—	(h)	Nippon Paper Group, Inc. (c)	263
55		Nippon Sheet Glass Co., Ltd.	253
13		Nippon Shokubai Co., Ltd.	93
591		Nippon Steel Corp.	3,328
1		Nippon Telegraph & Telephone Corp.	2,321
94		Nippon Yusen KK (c)	917
44		Nipponkoa Insurance Co., Ltd.	431
40		Nishimatsu Construction Co., Ltd. (c)	90
77		Nishi-Nippon City Bank Ltd. (The)	236
14		Nissan Chemical Industries Ltd. (c)	186
218		Nissan Motor Co., Ltd. (c)	1,945
28		Nisshin Seifun Group, Inc.	295
80		Nisshin Steel Co., Ltd.	297
16		Nisshinbo Industries, Inc. (c)	173
10		Nissin Food Products Co., Ltd. (c)	364
3		Nitori Co., Ltd. (c)	171
13		Nitto Denko Corp.	541
11		NOK Corp.	221
161		Nomura Holdings, Inc.	2,813
8		Nomura Real Estate Holdings, Inc. (c)	165
—	(h)	Nomura Real Estate Office Fund, Inc.	159
14		Nomura Research Institute Ltd.	308
45		NSK Ltd.	378
38		NTN Corp. (c)	289
—	(h)	NTT Data Corp.	330
2		NTT DoCoMo, Inc.	2,340
—	(h)	NTT Urban Development Corp.	155
71		Obayashi Corp. (c)	347
—	(h)	Obic Co. Ltd.	77
12		Odakyu Electric Railway Co., Ltd. (c)	82
41		OJI Paper Co., Ltd.	186
46		Oki Electric Industry Co., Ltd. (a) (c)	100
13		OKUMA Corp.	148
8		Okumura Corp. (c)	40
24		Olympus Corp. (c)	776
23		Omron Corp.	490
7		Ono Pharmaceutical Co., Ltd.	345
21		Onward Holdings Co., Ltd. (c)	239
4		Oracle Corp. Japan (c)	201
6		Oriental Land Co., Ltd.	373
7		ORIX Corp.	1,191
210		Osaka Gas Co., Ltd.	749
2		OSAKA Titanium Technologies Co. (c)	109
8		OSG Corp.	108
1		Otsuka Corp.	108
8		Park24 Co., Ltd. (c)	73
17		Pioneer Corp. (c)	170
8		Promise Co., Ltd.	266
14		QP Corp.	145
1		Rakuten, Inc. (c)	485
1		Resona Holdings, Inc. (c)	1,169
55		Ricoh Co., Ltd.	954
5		Rinnai Corp.	148
11		Rohm Co., Ltd.	758
—	(h)	Round One Corp.	44
2		Ryohin Keikaku Co., Ltd.	140
8		Sanken Electric Co., Ltd. (c)	44

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
7		Sankyo Co., Ltd.	434
9		Santen Pharmaceutical Co., Ltd.	220
25		Sanwa Holdings Corp. (c)	104
175		Sanyo Electric Co., Ltd. (a)	436
—	(h)	Sapporo Hokuyo Holdings, Inc.	243
37		Sapporo Holdings Ltd. (c)	277
—	(h)	SBI E*trade Securities Co., Ltd.	154
1		SBI Holdings, Inc.	229
21		Secom Co., Ltd.	1,003
18		Sega Sammy Holdings, Inc. (c)	221
13		Seiko Epson Corp. (c)	339
14		Seino Holdings Corp.	91
55		Sekisui Chemical Co., Ltd.	401
56		Sekisui House Ltd.	536
73		Seven & I Holdings Co., Ltd.	2,170
1		SFCG Co., Ltd. (c)	63
93		Sharp Corp.	1,568
7		Shimachu Co., Ltd.	189
—	(h)	Shimamura Co., Ltd.	6
9		Shimano, Inc.	418
69		Shimizu Corp. (c)	324
46		Shin-Etsu Chemical Co., Ltd.	2,824
6		Shinko Electric Industries Co., Ltd. (c)	80
59		Shinko Securities Co., Ltd. (c)	202
27		Shinsei Bank Ltd. (a) (c)	119
30		Shionogi & Co., Ltd.	581
38		Shiseido Co., Ltd.	906
62		Shizuoka Bank Ltd. (The)	765
48		Showa Denko KK	170
15		Showa Shell Sekiyu KK	160
7		SMC Corp.	795
70		Softbank Corp. (a) (c)	1,414
142		Sojitz Corp.	548
93		Sompo Japan Insurance, Inc.	1,038
101		Sony Corp.	4,647
—	(h)	Sony Financial Holdings, Inc.	537
14		Stanley Electric Co., Ltd. (c)	361
12		Sumco Corp.	310
23		Sumitomo Bakelite Co., Ltd. (c)	128
116		Sumitomo Chemical Co., Ltd.	752
90		Sumitomo Corp.	1,209
74		Sumitomo Electric Industries Ltd.	962
36		Sumitomo Heavy Industries Ltd.	302
476		Sumitomo Metal Industries Ltd.	2,007
47		Sumitomo Metal Mining Co., Ltd. (c)	856
1		Sumitomo Mitsui Financial Group, Inc. (c)	5,861
65		Sumitomo Osaka Cement Co., Ltd.	143
23		Sumitomo Realty & Development Co., Ltd.	584
13		Sumitomo Rubber Industries, Inc.	114
72		Sumitomo Trust & Banking Co., Ltd. (The) (c)	651
20		Suruga Bank Ltd.	280
9		Suzuken Co. Ltd.	345
6		Suzuki Motor Corp.	162
17		T&D Holdings, Inc. (c)	1,075
148		Taiheiyo Cement Corp.	339
108		Taisei Corp.	288
15		Taisho Pharmaceutical Co., Ltd.	285
21		Taiyo Nippon Sanso Corp.	172
12		Taiyo Yuden Co., Ltd.	139
25		Takara Holdings, Inc.	167
12		Takashimaya Co., Ltd. (c)	133
81		Takeda Pharmaceutical Co., Ltd.	4,276
12		Takefuji Corp. (c)	287
15		TDK Corp.	1,000
86		Teijin Ltd.	333
17		Terumo Corp.	839
14		THK Co., Ltd.	320
89		Tobu Railway Co., Ltd.	456
32		Toda Corp. (c)	156
16		Toho Co., Ltd. (c)	362
3		Toho Titanium Co., Ltd. (c)	65
44		Tohoku Electric Power Co., Inc.	996
6		Tokai Rika Co., Ltd.	140
25		Tokuyama Corp.	227
3		Tokyo Broadcasting System, Inc.	91
127		Tokyo Electric Power Co., Inc. (The) (c)	3,249
12		Tokyo Electron Ltd.	801
194		Tokyo Gas Co., Ltd.	745
3		Tokyo Seimitsu Co., Ltd. (c)	62
11		Tokyo Steel Manufacturing Co., Ltd.	162
3		Tokyo Style Co., Ltd.	33
32		Tokyo Tatemono Co., Ltd.	279
114		Tokyu Corp.	605
65		Tokyu Land Corp. (c)	483
38		TonenGeneral Sekiyu KK (c)	328
57		Toppan Printing Co., Ltd. (c)	639
132		Toray Industries, Inc. (c)	827
282		Toshiba Corp.	2,339
40		Tosoh Corp.	154
29		TOTO Ltd. (c)	252

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   29

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
15		Toyo Seikan Kaisha Ltd.	289
7		Toyo Suisan Kaisha Ltd.	124
48		Toyobo Co., Ltd. (c)	102
7		Toyoda Gosei Co., Ltd.	239
13		Toyota Boshoku Corp.	363
19		Toyota Industries Corp.	673
280		Toyota Motor Corp.	14,255
24		Toyota Tsusho Corp.	511
12		Trend Micro, Inc. (c)	452
120		Ube Industries Ltd.	421
4		Unicharm Corp.	260
5		Uniden Corp. (c)	34
13		UNY Co., Ltd.	127
29		Urban Corp.	162
17		Ushio, Inc.	313
1		USS Co., Ltd.	106
9		Wacoal Holdings Corp. (c)	131
—	(h)	West Japan Railway Co.	776
1		Yahoo! Japan Corp.	651
13		Yakult Honsha Co., Ltd. (c)	350
10		Yamada Denki Co., Ltd.	837
16		Yamaha Corp.	312
19		Yamaha Motor Co., Ltd.	359
38		Yamato Holdings Co., Ltd. (c)	550
8		Yamazaki Baking Co., Ltd. (c)	81
17		Yaskawa Electric Corp.	172
22		Yokogawa Electric Corp. (c)	241
21		Zeon Corp.	106
			272,987
		Luxembourg — 0.6%
95		ArcelorMittal	8,297
5		Millicom International Cellular S.A. (a)	563
			8,860
		Mexico — 0.6%
26		Alfa S.A.B. de C.V., Class A	181
796		America Movil S.A.B. de C.V.	2,303
143		America Movil S.A.B. de C.V., Series L	413
326		Cemex S.A.B. de C.V. (a)	904
37		Controladora Comercial Mexicana S.A.B. de C.V.	105
129		Fomento Economico Mexicano S.A.B. de C.V.	558
24		Grupo Carso S.A.B. de C.V., Class A1	111
84		Grupo Mexico S.A.B. de C.V., Class B	614
64		Grupo Modelo S.A.B. de C.V., Class C	284
163		Grupo Televisa S.A.	796
65		Kimberly-Clark de Mexico S.A.B. de C.V., Class A	308
339		Telefonos de Mexico S.A.B. de C.V., Class A	613
112		Telefonos de Mexico S.A.B. de C.V., Class L	203
178		Wal-Mart de Mexico S.A.B. de C.V., Series V (c)	717
			8,110
		Netherlands — 3.4%
144		Aegon N.V.	2,297
24		Akzo Nobel NV	2,033
45		ASML Holdings N.V. (a)	1,288
6		Corio N.V. (a)	523
4		Corporate Express	51
35		European Aeronautic Defence and Space Co., N.V. (c)	877
8		Fugro N.V. CVA (c)	749
22		Heineken N.V.	1,269
186		ING Groep N.V. CVA (c)	7,051
33		James Hardie Industries N.V. (c)	184
120		Koninklijke Ahold N.V.	1,767
13		Koninklijke DSM N.V. (c)	695
191		Koninklijke KPN N.V.	3,493
103		Koninklijke Philips Electronics N.V.	3,877
—	(h)	OCE N.V. (c)	4
24		Qiagen N.V. (a) (c)	528
1		Randstad Holding N.V. (c)	36
38		Reed Elsevier N.V.	719
181		Royal Dutch Shell plc, Class A	7,285
140		Royal Dutch Shell plc, Class B	5,593
13		SBM Offshore N.V.	506
27		TNT N.V.	1,060
126		Unilever N.V. CVA	4,202
24		Vedior N.V. CVA (c)	659
1		Wereldhave N.V.	145
33		Wolters Kluwer N.V. (c)	888
			47,779
		New Zealand — 0.4%
244		Auckland International Airport Ltd.	407
110		Contact Energy Ltd.	831
8		Fisher & Paykel Appliances Holdings Ltd. (c)	15
2		Fisher & Paykel Healthcare Corp.	4
179		Fletcher Building Ltd.	1,200
158		Kiwi Income Property Trust (c)	153
168		Sky City Entertainment Group Ltd.	525
10		Sky Network Television Ltd.	34
603		Telecom Corp. of New Zealand Ltd. (c)	1,777

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New Zealand — Continued
95	Vector Ltd.	153
		5,099
	Norway — 1.5%
1	Aker ASA, Class A	35
18	Aker Solutions ASA	465
107	DnB NOR ASA (c)	1,588
4	Frontline Ltd. (c)	205
16	Hafslund ASA, Class A (c)	351
121	Norsk Hydro ASA (c)	1,774
26	Norske Skogindustrier ASA (a) (c)	116
27	Ocean RIG ASA (a) (c)	238
157	Orkla ASA (c)	2,065
29	Petroleum Geo-Services ASA	788
18	ProSafe SE	308
32	Renewable Energy Corp. A.S. (a)	1,069
7	Schibsted ASA	203
174	StatoilHydro ASA	6,276
46	Storebrand ASA (c)	438
9	Tandberg ASA	156
10	Teekay Petrojarl ASA (a) (c)	126
139	Telenor ASA (a) (c)	2,782
19	TGS Nopec Geophysical Co. ASA (a)	303
38	Tomra Systems ASA (c)	275
17	Yara International ASA	1,215
		20,776
	Philippines — 0.4%
60	Ayala Corp.	423
2,473	Ayala Land, Inc.	569
110	Banco de Oro Unibank, Inc.	122
725	Bank of the Philippine Islands	856
2,589	Filinvest Land, Inc. (a)	61
54	First Philippine Holdings Corp.	52
10	Globe Telecom, Inc.	315
236	Manila Electric Co.	451
1,740	Petron Corp.	233
24	Philippine Long Distance Telephone Co.	1,442
2,078	PNOC Energy Development Corp.	254
252	San Miguel Corp., Class B	292
6,707	SM Prime Holdings, Inc.	1,137
		6,207
	Portugal — 0.8%
74	Banco BPI SA, Class G (a) (c)	418
329	Banco Comercial Portugues S.A., Class R (c)	922
60	Banco Espirito Santo S.A. (c)	1,146
26	BRISA (c)	376
81	Cimpor Cimentos de Portugal SGPS S.A. (c)	716
529	Energias de Portugal S.A. (a) (c)	3,340
91	Jeronimo Martins SGPS S.A.	719
192	Portugal Telecom SGPS S.A. (c)	2,274
206	Sonae SGPS S.A.	367
50	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. (c)	673
		10,951
	Singapore — 0.6%
48	Allgreen Properties Ltd.	46
68	Ascendas REIT	129
65	CapitaCommercial Trust	108
102	CapitaLand Ltd.	513
69	CapitaMall Trust	178
68	Chartered Semiconductor Manufacturing Ltd. (a) (c)	39
33	City Developments Ltd.	296
133	ComfortDelgro Corp., Ltd.	172
53	Cosco Corp. Singapore Ltd.	123
61	DBS Group Holdings Ltd.	892
56	Fraser and Neave Ltd.	198
7	Haw Par Corp., Ltd.	41
10	Jardine Cycle & Carriage Ltd.	124
74	Keppel Corp., Ltd.	568
24	Keppel Land Ltd. (c)	108
30	Neptune Orient Lines Ltd. (c)	70
41	Olam International Ltd.	81
114	Oversea-Chinese Banking Corp.	748
41	Parkway Holdings Ltd.	107
59	SembCorp Industries Ltd.	182
56	SembCorp Marine Ltd.	153
35	Singapore Airlines Ltd.	414
54	Singapore Exchange Ltd.	343
9	Singapore Land Ltd.	48
13	Singapore Petroleum Co., Ltd.	69
97	Singapore Post Ltd.	83
21	Singapore Press Holdings Ltd.	70
90	Singapore Technologies Engineering Ltd. (c)	214
435	Singapore Telecommunications Ltd.	1,242
46	SMRT Corp. Ltd.	61
55	STATS ChipPAC Ltd. (a)	46
68	Suntec Real Estate Investment Trust	76
67	United Overseas Bank Ltd.	1,004

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   31

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Singapore — Continued
35	UOL Group Ltd.	97
16	Venture Corp., Ltd.	134
18	Wilmar International Ltd. (a)	61
33	Wing Tai Holdings Ltd.	49
		8,887
	South Africa — 0.6%
3	Anglo Platinum Ltd.	530
6	AngloGold Ashanti Ltd.	208
15	ArcelorMittal South Africa Ltd.	455
13	Barloworld Ltd.	187
12	Bidvest Group Ltd.	181
9	Discovery Holdings Ltd.	28
153	FirstRand Ltd.	314
13	Freeworld Coatings Ltd. (a)	16
27	Gold Fields Ltd. (c)	361
25	Impala Platinum Holdings Ltd.	995
9	Mondi Ltd.	73
62	MTN Group Ltd.	1,179
14	Naspers Ltd., Class N	308
14	Nedbank Group Ltd. (c)	215
24	Pretoria Portland Cement Co., Ltd.	126
110	Sanlam Ltd.	290
14	Sappi Ltd.	189
27	Sasol Ltd.	1,532
64	Shoprite Holdings Ltd. (c)	363
56	Standard Bank Group Ltd.	659
17	Telkom S.A. Ltd.	286
8	Tiger Brands Ltd.	148
		8,643
	South Korea — 0.6%
2	Cheil Communications, Inc.	651
4	Daelim Industrial Co.	552
10	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	440
10	Daishin Securities Co., Ltd. (a)	217
8	Hyundai Mobis	691
6	LG Chem Ltd.	586
6	LG Electronics, Inc.	997
3	POSCO	1,281
1	Samsung Electronics Co., Ltd.	992
5	Samsung Fire & Marine Insurance Co., Ltd.	1,016
1	Shinsegae Co., Ltd.	504
1	SK Telecom Co., Ltd.	235
		8,162
	Spain — 5.9%
28	Abertis Infraestructuras S.A. (c)	922
3	Acciona S.A.	759
34	Acerinox S.A. (c)	923
38	ACS Actividades de Construccion y Servicios S.A. (c)	2,246
8	Antena 3 de Television S.A. (c)	95
530	Banco Bilbao Vizcaya Argentaria S.A. (c)	12,157
95	Banco de Sabadell S.A. (c)	940
128	Banco Popular Espanol S.A. (c)	2,194
917	Banco Santander S.A.	19,830
34	Bankinter S.A. (c)	524
36	Cintra Concesiones de Infraestructuras de Transporte S.A. (c)	555
17	Ebro Puleva SA (c)	356
12	Endesa S.A.	586
4	Fomento de Construcciones y Contratas S.A. (c)	264
26	Gamesa Corp. Tecnologica S.A.	1,257
9	Gas Natural SDG S.A.	540
22	Gestevision Telecinco S.A. (c)	454
10	Grupo Ferrovial S.A. (c)	809
584	Iberdrola S.A.	8,514
51	Iberia Lineas Aereas de Espana	201
31	Inditex S.A.	1,663
21	Indra Sistemas S.A.	561
65	Mapfre S.A. (c)	331
23	NH Hoteles S.A. (a) (c)	372
4	Promotora de Informaciones S.A. (c)	69
17	Red Electrica de Espana	1,090
109	Repsol YPF S.A.	4,398
16	Sacyr Vallehermoso S.A. (c)	547
2	Sociedad General de Aguas de Barcelona S.A., Class A	102
5	Sogecable S.A. (a) (c)	223
624	Telefonica S.A.	17,921
2	Telefonica S.A. ADR	193
20	Union Fenosa S.A.	1,341
14	Zardoya Otis S.A. (c)	400
18	Zeltia S.A. (c)	144
		83,481
	Sweden — 1.5%
11	Alfa Laval AB (c)	730
20	Assa Abloy AB, Class B (c)	316
49	Atlas Copco AB, Class A (c)	777
20	Boliden AB	221
10	D. Carnegie & Co. AB (c)	131

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Sweden — Continued
23		Electrolux AB, Class B (c)	346
1		Elekta AB, Class B	18
13		Eniro AB (a) (c)	83
2		Getinge AB, Class B (c)	51
28		Hennes & Mauritz AB, Class B	1,676
12		Hoganas AB, Class B (c)	262
4		Holmen AB, Class B (c)	126
7		Husqvarna AB, Class A (c)	70
23		Husqvarna AB, Class B (c)	233
41		Investor AB, Class B	966
28		Kungsleden AB (c)	281
3		Modern Times Group AB, Class B (c)	199
184		Nordea Bank AB	3,030
72		Sandvik AB (c)	1,099
3		Scania AB, Class B	59
35		Securitas AB, Class B (c)	451
35		Securitas Direct AB, Class B (a)	163
35		Securitas Systems AB (c)	89
30		Skandinaviska Enskilda Banken AB, Class A	709
27		Skanska AB, Class B	441
29		SKF AB, Class B (c)	534
6		Ssab Svenskt Stal AB, Class A	187
10		Ssab Svenskt Stal AB, Class B (c)	310
59		Svenska Cellulosa AB, Class B	980
6		Svenska Handelsbanken AB, Class A (c)	153
30		Swedbank AB, Class A (c)	747
12		Swedish Match AB	258
16		Tele2 AB, Class B (c)	343
547		Telefonaktiebolaget LM Ericsson, Class B	1,381
191		TeliaSonera AB (c)	1,699
8		Trelleborg AB, Class B (c)	157
22		Volvo AB, Class A	335
97		Volvo AB, Class B	1,463
			21,074
		Switzerland — 2.0%
53		ABB Ltd.	1,608
7		Adecco S.A.	401
3		Clariant AG (a)	31
17		Compagnie Financiere Richemont AG, Class A	1,021
37		Credit Suisse Group (c)	2,073
—	(h)	Givaudan S.A.	197
10		Holcim Ltd.	962
1		Kudelski S.A. (c)	18
—	(h)	Kuoni Reisen Holding AG	20
3		Logitech International S.A. (a)	98
2		Lonza Group AG	290
1		Micronas Semiconductor Hold (a)	5
8		Nestle S.A.	3,980
1		Nobel Biocare Holding AG	49
69		Novartis AG	3,482
—	(h)	OC Oerlikon Corp. AG (a)	108
22		Roche Holding AG	3,737
3		SCOR Holding Switzerland Ltd. (c)	48
—	(h)	SGS S.A.	88
—	(h)	Sonova Holding AG (c)	10
93		STMicroelectronics N.V.	1,069
—	(h)	Sulzer AG	56
1		Swatch Group AG	38
13		Swiss Reinsurance	1,045
1		Swisscom AG (c)	358
3		Syngenta AG	1,037
59		UBS AG (a)	1,965
32		Xstrata plc	2,455
4		Zurich Financial Services AG	1,362
			27,611
		Taiwan — 0.6%
385		Asustek Computer, Inc.	1,246
192		Cathay Financial Holding Co., Ltd.	539
170		Chi Mei Optoelectronics Corp.	238
366		China Steel Corp.	601
408		Far Eastern Textile Co., Ltd.	684
180		HON HAI Precision Industry Co., Ltd.	1,037
510		Quanta Computer, Inc.	846
1,311		Taishin Financial Holdings Co., Ltd. (a)	681
473		Taiwan Mobile Co., Ltd.	899
586		Taiwan Semiconductor Manufacturing Co., Ltd.	1,289
321		United Microelectronics Corp.	196
			8,256
		Thailand — 0.6%
252		Advanced Info Service pcl	737
396		Bangkok Bank pcl	1,749
152		Electricity Generating pcl	466
11		Hana Microelectronics pcl	6
347		Kasikornbank pcl (c)	963
750		Krung Thai Bank pcl	248
258		Nation Multimedia Group pcl (a)	70
150		PTT Exploration & Production pcl	783
110		PTT Pcl	1,157

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   33

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Thailand — Continued
137		Siam Cement pcl	933
296		Siam Commercial Bank pcl	862
183		Thai Airways International pcl	159
			8,133
		Turkey — 0.5%
128		Akbank TAS	663
44		Akcansa Cimento AS	186
64		Aksigorta AS	319
45		Anadolu Efes Biracilik Ve Malt Sanayii AS	404
40		Arcelik	179
91		Eregli Demir ve Celik Fabrikalari TAS	794
18		Ford Otomotiv Sanayi AS	168
25		Migros Turk TAS	396
—	(h)	Trakya Cam Sanayi AS (a)	— (h)
20		Tupras Turkiye Petrol Rafine	537
92		Turkcell Iletisim Hizmet AS (a)	746
166		Turkiye Garanti Bankasi AS	887
205		Turkiye Is Bankasi, Class C	947
133		Yapi ve Kredi Bankasi AS (a)	295
			6,521
		United Kingdom — 9.1%
19		3i Group plc	321
34		Acergy S.A. (c)	827
34		Aegis Group plc	84
14		Aggreko plc	165
3		Alliance & Leicester plc	30
20		AMEC plc	321
67		Anglo American plc	4,339
—	(h)	Antofagasta plc	6
33		ARM Holdings plc	66
12		Arriva plc	168
2		Associated British Foods plc	36
73		AstraZeneca plc	3,082
141		Aviva plc	1,747
185		BAE Systems plc	1,704
24		Balfour Beatty plc	212
331		Barclays plc	2,992
13		Barratt Developments plc	72
25		BBA Aviation plc	79
6		Bellway plc	82
6		Berkeley Group Holdings plc (a)	106
166		BG Group plc	4,060
112		BHP Billiton plc	3,986
7		Bovis Homes Group plc	61
964		BP plc	11,683
28		British Airways plc (a)	126
76		British American Tobacco plc	2,832
57		British Energy Group plc	845
25		British Land Co. plc	418
60		British Sky Broadcasting Group plc	643
16		Brixton plc	94
365		BT Group plc	1,606
8		Bunzl plc	120
21		Burberry Group plc	203
132		Cable & Wireless plc	389
108		Cadbury Schweppes plc	1,236
19		Capita Group plc (The)	253
8		Carnival plc	313
19		Carphone Warehouse Group plc (c)	100
13		Cattles plc	60
202		Centrica plc	1,176
8		Charter plc	136
5		Close Brothers Group plc	75
56		Cobham plc	243
99		Compass Group plc	666
5		Cookson Group plc	75
6		CSR plc (a)	49
14		Daily Mail & General Trust, Class A	116
11		Davis Service Group plc	100
9		De La Rue plc	160
131		Diageo plc	2,672
95		DSG International plc	123
28		Electrocomponents plc	105
27		Enterprise Inns plc	208
22		Firstgroup plc	242
16		FKI plc	27
91		Friends Provident plc	213
64		G4S plc	286
44		Galiform plc (a)	59
34		GKN plc	193
285		GlaxoSmithKline plc	6,298
6		Great Portland Estates plc	56
14		Hammerson plc	278
65		Hays plc	145
169		HBOS plc	1,560
41		Home Retail Group plc	214
606		HSBC Holdings plc	10,523
15		ICAP plc	174
18		IMI plc	162

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — Continued
34	Imperial Tobacco Group plc	1,642
19	Inchcape plc	164
14	Intercontinental Hotels Group plc	231
15	International Personal Finance plc	70
73	International Power plc	636
9	Intertek Group plc	172
36	Invensys plc (a)	210
16	Investec plc	111
191	ITV plc	249
53	J Sainsbury plc	402
10	Johnson Matthey plc	402
2	Kazakhmys plc	64
32	Kesa Electricals plc	131
114	Kingfisher plc	297
33	Ladbrokes plc	213
23	Land Securities Group plc	691
295	Legal & General Group plc	741
12	Liberty International plc	238
4	Lighthouse Caledonia ASA (a)	4
310	Lloyds TSB Group plc	2,647
73	LogicaCMG plc	166
8	London Stock Exchange Group plc	175
5	Lonmin plc	327
80	Man Group plc	912
88	Marks & Spencer Group plc	658
27	Meggitt plc	156
63	Meinl European Land Ltd. (a)	818
4	Metro International S.A., Class B (a)	3
14	Michael Page International plc	81
28	Misys plc	88
23	Mitchells & Butlers plc	140
13	Mondi plc	105
9	National Express Group plc	159
138	National Grid plc	1,924
12	Next plc	261
261	Old Mutual plc	659
42	Pearson plc	546
14	Persimmon plc	155
17	Premier Farnell plc	60
7	Provident Financial plc	132
138	Prudential plc	1,871
13	Punch Taverns plc	136
37	Rank Group plc	65
33	Reckitt Benckiser Group plc	1,917
50	Reed Elsevier plc	632
94	Rentokil Initial plc	179
29	Rexam plc	255
50	Rio Tinto plc	5,813
80	Rolls-Royce Group plc (a)	691
9,737	Rolls-Royce Group plc, Class B (a)	—
149	Royal & Sun Alliance Insurance Group	395
505	Royal Bank of Scotland Group plc	3,416
41	SABMiller plc	943
65	Sage Group plc	255
6	Schroders plc	124
43	Scottish & Southern Energy plc	1,181
23	Segro plc	213
26	Serco Group plc	225
11	Severn Trent plc	321
99	Signet Group plc	135
50	Smith & Nephew plc	644
18	Smiths Group plc	349
7	SSL International plc	61
22	Stagecoach Group plc	111
33	Standard Chartered plc	1,180
103	Standard Life plc	509
2	Stolt-Nielsen S.A.	37
27	Tate & Lyle plc	280
58	Taylor Wimpey plc	147
386	Tesco plc	3,268
32	Thomas Cook Group plc	165
10	Thomson Reuters plc	319
42	Tomkins plc	151
6	Travis Perkins plc	113
15	Trinity Mirror plc	78
25	TUI Travel plc	116
10	Tullett Prebon plc	83
38	Tullow Oil plc	575
64	Unilever plc	2,144
11	United Business Media plc	127
28	United Utilities plc	395
5	Vedanta Resources plc	218
2,632	Vodafone Group plc	8,330
11	Whitbread plc	258
16	William Hill plc	120
35	WM Morrison Supermarkets plc	198
34	Wolseley plc	341
61	WPP Group plc	740
36	Yell Group plc	118
		128,583

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   35

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Total Common Stocks (Cost $771,965)	1,370,437
	Investment Companies — 0.2%
	United States — 0.2%
16	iShares MSCI Germany Index Fund	510
14	iShares MSCI Pacific ex-Japan Index Fund	1,972
	Total Investment Companies (Cost $2,392)	2,482
	Preferred Stocks — 1.0%
	Brazil — 0.4%
34	Aracruz Celulose S.A., Class B	273
25	Banco Bradesco S.A.	582
52	Banco Itau Holding Financeira S.A.	1,504
15	Cia Energetica de Minas Gerais	311
29	Cia Vale do Rio Doce, Class A	937
54	Petroleo Brasileiro S.A.	1,385
20	Tele Norte Leste Participacoes S.A.	454
		5,446
	Germany — 0.6%
3	Fresenius SE	272
29	Henkel AG & Co. KGaA (c)	1,237
16	Porsche AG	2,970
16	ProSiebenSat.1 Media AG	241
7	RWE AG	631
14	Volkswagen AG (c)	2,321
		7,672
	Italy — 0.0% (g)
210	Unipol Gruppo Finanziario S.p.A.	610
	Japan — 0.0% (g)
2	Ito En Ltd.	23
	Total Preferred Stocks (Cost $4,679)	13,751
	Total Long-Term Investments (Cost $779,036)	1,386,670

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)
Rights — 0.0% (g)
	Australia — 0.0% (g)
6	Wesfarmers Ltd., expiring 05/20/08 (a)	47
	Brazil — 0.0% (g)
11	Rio Bond Right, expiring 12/31/09 (a)	—
	Italy — 0.0% (g)
264	Banca Monte dei Paschi di Siena S.p.A., expiring 05/19/08 (a)	184
	Japan — 0.0% (g)
24	Dowa Mining Co., Ltd., expiring 01/29/10 (a)	—
	Switzerland — 0.0% (g)
59	UBS AG, expiring 05/09/08 (a)	100
	Total Rights (Cost $—)	331

SHARES
Short-Term Investments — 0.3%
	Investment Companies — 0.2%
2,360	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b)	2,360
45	JPMorgan Prime Money Market Fund, Institutional Class (b)	45
	(Cost $2,405)	2,405

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.1%
1,660	U.S. Treasury Bill, 2.76%, 06/12/08 (k) (n) (Cost $1,654)	1,658
	Total Short-Term Investments (Cost $4,059)	4,063
Investments of Cash Collateral for Securities on Loan — 16.6%
	Certificates of Deposit — 4.6%
7,000	Abbey National Treasury Services plc, FRN, 2.53%, 10/02/08	6,982
10,000	Bank of Ireland, (Ireland), FRN, 2.94%, 07/16/08	10,000
10,000	Bank of New York, FRN, 3.15%, 05/02/08	10,000
11,000	BNP Paribas, New York, FRN, 2.82%, 07/03/08	10,996
7,000	Calyon, New York, FRN, 2.15%, 03/15/10	6,905
10,000	Landesbank Baden Wuerttemberg, FRN, 3.89%, 06/23/08	9,985
10,000	National Bank of Canada, New York, FRN, 3.89%, 07/14/08	10,000
		64,868
	Commercial Paper — 0.7%
10,000	Solitaire Funding LLC, 2.85%, 05/01/08	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Repurchase Agreements — 9.3%
40,809	Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $40,811, collateralized by U.S. Government Agency Mortgages	40,809
40,000	Goldman Sachs & Co., 2.00%, dated 04/30/08, due 05/01/08, repurchase price $40,002, collateralized by U.S. Government Agency Mortgages	40,000
50,000	UBS Securities LLC, 1.97%, dated 04/30/08, due 05/01/08, repurchase price $50,003, collateralized by U.S. Government Agency Mortgages	50,000
		130,809
	Time Deposits — 2.0%
10,000	Bank of Scotland plc, (United Kingdom), 2.50%, 05/01/08	10,000
10,000	DZ Bank Singapore, 2.55%, 05/01/08	10,000
8,000	Ulster Bank Ltd., Ireland, FRN, 3.16%, 07/25/08	8,000
		28,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $233,792)	233,677
	Total Investments — 115.5% (Cost $1,016,887)	1,624,741
	Liabilities in Excess of Other Assets — (15.5)%	(217,631)
	NET ASSETS — 100.0%	$1,407,110

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	16.1%
Oil, Gas & Consumable Fuels	7.5
Metals & Mining	5.3
Insurance	5.2
Diversified Telecommunication Services	5.0
Electric Utilities	5.0
Automobiles	4.1
Chemicals	4.1
Pharmaceuticals	3.7
Industrial Conglomerates	2.1
Machinery	2.0
Wireless Telecommunication Services	2.0
Diversified Financial Services	1.9
Food & Staples Retailing	1.9
Capital Markets	1.8
Food Products	1.7
Multi-Utilities	1.7
Media	1.5
Beverages	1.4
Electrical Equipment	1.4
Real Estate Management & Development	1.4
Electronic Equipment & Instruments	1.2
Household Durables	1.2
Construction & Engineering	1.1
Energy Equipment & Services	1.1
Software	1.1
Trading Companies & Distributors	1.1
Construction Materials	1.0
Others (each less than 1.0%)	15.4

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   37

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
123	Dow Jones EURO STOXX 50	June, 2008	$7,223	$520
19	FTSE 100 Index	June, 2008	2,303	156
25	Topix Index	June, 2008	3,253	188
				$864

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.0% (l)
		Common Stocks — 98.0%
		Australia — 0.9%
102		Australia & New Zealand Banking Group Ltd.	2,096
		Austria — 0.6%
35		Intercell AG (a)	1,498
		China — 1.5%
387		China Merchants Bank Co., Ltd., Class H	1,616
189		Parkson Retail Group Ltd.	1,786
			3,402
		Cyprus — 0.8%
201		Marfin Popular Bank Public Co., Ltd. (a)	1,785
		Finland — 1.7%
107		Nokia OYJ	3,218
207		Ruukki Group OYJ	719
			3,937
		France — 15.5%
15		Alstom	3,540
33		BNP Paribas	3,468
11		Cie Generale de Geophysique-Veritas (a)	2,813
26		Compagnie Generale des Etablissements Michelin, Class B	2,328
18		Lafarge S.A.	3,161
46		Sanofi-Aventis	3,570
31		Societe Generale	3,599
32		Sodexo	2,117
54		Suez S.A. (c)	3,783
63		Total S.A.	5,313
62		Vivendi (a)	2,481
			36,173
		Germany — 10.7%
25		Allianz SE	5,041
53		Bayer AG (c)	4,475
23		Continental AG (c)	2,645
32		Daimler AG	2,497
24		E.ON AG (c)	4,908
48		Lanxess AG	1,848
18		Muenchener Rueckversicherungs-Gesellschaft AG (c)	3,483
			24,897
		Greece — 0.1%
10		Folli — Follie S.A.	315
		Hong Kong — 1.0%
568		Li & Fung Ltd.	2,343
		Israel — 1.5%
392		Makhteshim-Agan Industries Ltd.	3,602
		Italy — 1.4%
449		Intesa Sanpaolo S.p.A.	3,336
		Japan — 19.2%
158		Chugai Pharmaceutical Co., Ltd. (c)	2,206
48		Daikin Industries Ltd.	2,407
281		Daiwa Securities Group, Inc.	2,788
37		Elpida Memory, Inc. (a) (c)	1,365
325		Fukuoka Financial Group, Inc.	1,616
1		Japan Tobacco, Inc.	3,112
50		JFE Holdings, Inc.	2,730
82		Kirin Holdings Co., Ltd.	1,467
417		Kubota Corp.	2,922
145		Mitsubishi Estate Co., Ltd.	4,217
274		Mitsubishi UFJ Financial Group, Inc.	3,013
57		Mitsui & Co., Ltd.	1,339
5		Nintendo Co., Ltd.	2,819
622		Nippon Sheet Glass Co., Ltd. (c)	2,866
72		Shiseido Co., Ltd.	1,734
—	(h)	Sumitomo Mitsui Financial Group, Inc. (c)	2,564
79		Toyota Motor Corp.	4,046
18		Yamada Denki Co., Ltd. (c)	1,529
			44,740
		Luxembourg — 1.2%
33		ArcelorMittal	2,854
		Netherlands — 8.3%
130		ING Groep N.V. CVA (c)	4,919
157		Koninklijke KPN N.V.	2,858
83		Koninklijke Philips Electronics N.V. (c)	3,110
159		Royal Dutch Shell plc, Class A	6,353
55		TNT N.V.	2,116
			19,356
		Singapore — 1.6%
689		CapitaMall Trust	1,773
705		Singapore Telecommunications Ltd.	2,014
			3,787
		South Korea — 1.6%
54		Hana Financial Group, Inc.	2,422
2		Samsung Electronics Co., Ltd.	1,302
			3,724
		Spain — 4.8%
9		Acciona S.A.	2,433
246		Banco Santander S.A.	5,325
118		Telefonica S.A.	3,390
			11,148
		Switzerland — 5.4%
53		Credit Suisse Group (c)	2,928

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   39

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Switzerland — Continued
10	Nestle S.A.	5,009
27	Roche Holding AG	4,538
		12,475
	Taiwan — 1.6%
129	HON HAI Precision Industry Co., Ltd. GDR	1,454
200	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,247
		3,701
	United Kingdom — 18.6%
257	BAE Systems plc	2,370
167	BG Group plc	4,078
98	Cadbury Schweppes plc	1,129
391	HSBC Holdings plc	6,785
71	Imperial Tobacco Group plc	3,377
92	Intercontinental Hotels Group plc	1,472
334	International Power plc	2,900
56	Reckitt Benckiser Group plc	3,227
68	Shire plc	1,251
445	Tesco plc	3,765
320	TUI Travel plc	1,496
58	Vedanta Resources plc	2,578
2,109	Vodafone Group plc	6,673
404	WM Morrison Supermarkets plc	2,287
		43,388
	Total Long-Term Investments (Cost $206,766)	228,557
Short-Term Investments — 4.2%
	Investment Company — 3.8%
8,942	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $8,942)	8,942

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.4%
840	U.S. Treasury Bill, 2.96%, 06/12/08 (n) (Cost $837)	839
	Total Short-Term Investments (Cost $9,779)	9,781
Investments of Cash Collateral for Securities on Loan — 14.4%
	Repurchase Agreements — 14.4%
5,465	Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $5,465, collateralized by U.S. Government Agency Mortgages	5,465
7,000	Credit Suisse First Boston LLC, 1.98%, dated 04/30/08, due 05/01/08, repurchase price $7,000, collateralized by U.S. Government Agency Mortgages	7,000
7,000	Deutsche Bank Securities, Inc., 2.00%, dated 04/30/08, due 05/01/08, repurchase price $7,000, collateralized by U.S. Government Agency Mortgages	7,000
7,000	Goldman Sachs & Co., 2.00%, dated 04/30/08, due 05/01/08, repurchase price $7,000, collateralized by U.S. Government Agency Mortgages	7,000
7,000	UBS Securities LLC, 1.97%, dated 04/30/08, due 05/01/08, repurchase price $7,000, collateralized by U.S. Government Agency Mortgages	7,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $33,465)	33,465
	Total Investments — 116.6% (Cost $250,010)	271,803
	Liabilities in Excess of Other Assets — (16.6)%	(38,684)
	NET ASSETS — 100.0%	$233,119

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

Summary of Investments by Industry, April 30, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	15.8%
Oil, Gas & Consumable Fuels	6.6
Pharmaceuticals	4.9
Chemicals	4.2
Insurance	3.6
Diversified Telecommunication Services	3.5
Metals & Mining	3.4
Wireless Telecommunication Services	2.8
Automobiles	2.7
Tobacco	2.7
Food Products	2.6
Food & Staples Retailing	2.5
Capital Markets	2.4
Building Products	2.2
Auto Components	2.1
Diversified Financial Services	2.1
Electric Utilities	2.1
Hotels, Restaurants & Leisure	2.1
Semiconductors & Semiconductor Equipment	2.1
Real Estate Management & Development	1.8
Industrial Conglomerates	1.6
Multi-Utilities	1.6
Electrical Equipment	1.5
Communications Equipment	1.4
Household Products	1.4
Construction Materials	1.3
Energy Equipment & Services	1.2
Independent Power Producers & Energy Traders	1.2
Machinery	1.2
Software	1.2
Aerospace & Defense	1.0
Construction & Engineering	1.0
Distributors	1.0
Media	1.0
Others (each less than 1.0%)	6.1
Short-Term Investments	4.1

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   41

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
15,523,038	AUD	05/06/08	$13,853	$14,639	$786
13,893,594	AUD	08/13/08	12,822	12,923	101
9,414,890	CHF	05/06/08	8,689	9,087	398
2,856,432	CHF	08/13/08	2,758	2,759	1
22,503,083	EUR	05/06/08	34,882	35,132	250
3,765,958	GBP	05/06/08	7,449	7,486	37
2,347,440	GBP	08/13/08	4,585	4,633	48
29,419,920	HKD	05/06/08	3,781	3,776	(5)
20,769,920	HKD	08/13/08	2,672	2,672	—	(h)
628,704,357	JPY	05/07/08	5,952	6,048	96
161,490,658	JPY	08/13/08	1,553	1,562	9
12,140,709	NOK	05/06/08	2,224	2,385	161
12,140,709	NOK	08/13/08	2,347	2,362	15
26,434,018	SEK	05/06/08	4,239	4,414	175
26,434,018	SEK	08/13/08	4,371	4,390	19
2,490,179	SGD	05/06/08	1,831	1,837	6
			$114,008	$116,105	$2,097

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
15,523,038	AUD	05/06/08	$14,479	$14,638	$(159)
9,414,890	CHF	05/06/08	9,332	9,087	245
22,503,083	EUR	05/06/08	33,474	35,132	(1,658)
14,605,891	EUR	08/13/08	22,623	22,695	(72)
3,765,958	GBP	05/06/08	7,397	7,486	(89)
931,620	GBP	08/13/08	1,832	1,839	(7)
29,419,920	HKD	05/06/08	3,780	3,776	4
628,704,357	JPY	05/07/08	6,117	6,048	69
12,140,709	NOK	05/06/08	2,369	2,385	(16)
26,434,018	SEK	05/06/08	4,394	4,414	(20)
2,490,179	SGD	05/06/08	1,763	1,837	(74)
2,490,179	SGD	08/13/08	1,838	1,844	(6)
			$109,398	$111,181	$(1,783)

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.3%
	Common Stocks — 98.3%
	Australia — 1.2%
709	Australia & New Zealand Banking Group Ltd.	14,628
	China — 0.6%
1,829	China Merchants Bank Co., Ltd., Class H	7,636
	Cyprus — 0.6%
780	Marfin Popular Bank Public Co., Ltd. (a)	6,929
	Finland — 0.9%
168	Nokia OYJ	5,056
1,576	Ruukki Group OYJ	5,473
		10,529
	France — 19.0%
45	Alstom	10,368
333	AXA S.A.	12,301
231	BNP Paribas (c)	24,641
42	Cie Generale de Geophysique-Veritas (a)	10,551
165	Compagnie Generale des Etablissements Michelin, Class B	15,004
73	Lafarge S.A. (c)	13,137
252	Sanofi-Aventis (c)	19,435
247	Societe Generale	28,640
18	Societe Generale (a)	2,094
167	Sodexo	11,137
369	Suez S.A. (c)	25,992
526	Total S.A.	44,050
505	Vivendi (a)	20,346
		237,696
	Germany — 10.6%
191	Allianz SE	38,619
210	Bayer AG (c)	17,737
302	Daimler AG (c)	23,418
123	E.ON AG (c)	25,036
192	Lanxess AG	7,426
108	Muenchener Rueckversicherungs-Gesellschaft AG (c)	20,704
		132,940
	Greece — 1.0%
46	Folli — Follie S.A.	1,422
673	Sidenor Steel Products Manufacturing Co. S.A.	11,083
		12,505
	Hong Kong — 0.7%
467	Sun Hung Kai Properties Ltd.	8,162
	Israel — 1.1%
1,514	Makhteshim-Agan Industries Ltd.	13,899
	Italy — 3.4%
4,094	Intesa Sanpaolo S.p.A.	30,433
1,582	UniCredito Italiano S.p.A.	11,923
		42,356
	Japan — 20.0%
1	Central Japan Railway Co.	9,277
1,836	Daiwa Securities Group, Inc.	18,216
1,819	Fukuoka Financial Group, Inc.	9,042
708	Honda Motor Co., Ltd.	22,594
4	Japan Tobacco, Inc.	19,027
245	JFE Holdings, Inc.	13,471
245	Kao Corp.	6,633
744	Kirin Holdings Co., Ltd.	13,311
1,812	Kubota Corp.	12,695
1,072	Marubeni Corp. (c)	8,532
765	Mitsubishi Corp.	24,633
1,380	Mitsubishi Electric Corp. (c)	14,140
3,085	Mitsubishi UFJ Financial Group, Inc.	33,992
19	Nintendo Co., Ltd.	10,337
1	Nippon Sheet Glass Co., Ltd. (c)	3
1	Sumitomo Mitsui Financial Group, Inc. (c)	12,770
427	Toyota Motor Corp.	21,740
		250,413
	Luxembourg — 0.5%
76	ArcelorMittal (c)	6,632
	Netherlands — 9.3%
776	ING Groep N.V. CVA (c)	29,391
1,140	Koninklijke KPN N.V.	20,817
434	Koninklijke Philips Electronics N.V.	16,302
1,224	Royal Dutch Shell plc, Class A	49,182
		115,692
	Singapore — 0.7%
3,221	Singapore Telecommunications Ltd.	9,199
	South Korea — 1.8%
292	Hana Financial Group, Inc.	13,191
13	Samsung Electronics Co., Ltd.	9,540
		22,731
	Spain — 5.0%
2,220	Banco Santander S.A.	48,013
1,017	Iberdrola S.A.	14,823
		62,836
	Sweden — 0.7%
532	Skanska AB, Class B	8,745

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   43

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Switzerland — 2.6%
587	Credit Suisse Group (c)	32,691
	Taiwan — 2.7%
536	Chunghwa Telecom Co., Ltd. ADR	13,670
1,395	HON HAI Precision Industry Co., Ltd.	8,062
1,065	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	11,970
		33,702
	United Kingdom — 15.9%
1,670	BAE Systems plc	15,397
1,171	Barclays plc	10,584
2,961	BP plc	35,881
899	Britvic plc	5,908
2,641	HSBC Holdings plc	45,852
300	Imperial Tobacco Group plc	14,374
3,053	Rentokil Initial plc	5,802
1,892	TUI Travel plc	8,852
285	Vedanta Resources plc	12,558
13,665	Vodafone Group plc	43,245
		198,453
	Total Long-Term Investments (Cost $1,159,988)	1,228,374
Short-Term Investments — 2.9%
	Investment Company — 2.8%
35,582	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $35,582)	35,582

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.1%
1,000	U.S. Treasury Bill, 2.92%, 06/12/08 (n) (Cost $996)	999
	Total Short-Term Investments (Cost $36,578)	36,581
Investments of Cash Collateral for Securities on Loan — 11.4%
	Commercial Paper — 0.4%
5,000	Solitaire Funding LLC, 2.85%, 05/01/08	5,000
	Repurchase Agreements — 9.4%
30,796	Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $30,797, collateralized by U.S. Government Agency Mortgages	30,796
29,000	Deutsche Bank Securities, Inc., 2.00%, dated 04/30/08, due 05/01/08, repurchase price $29,002, collateralized by U.S. Government Agency Mortgages	29,000
29,000	Goldman Sachs & Co., 2.00%, dated 04/30/08, due 05/01/08, repurchase price $29,002, collateralized by U.S. Government Agency Mortgages	29,000
29,000	UBS Securities LLC, 1.97%, dated 04/30/08, due 05/01/08, repurchase price $29,002, collateralized by U.S. Government Agency Mortgages	29,000
		117,796
	Time Deposits — 1.6%
5,000	Bank of Scotland plc, (United Kingdom), 2.50%, 05/01/08	5,000
5,000	Credit Agricole S.A., 2.60%, 05/01/08	5,000
5,000	DZ Bank Singapore, 2.55%, 05/01/08	5,000
5,000	Royal Bank of Scotland Group plc, (United Kingdom) 2.60%, 05/01/08	5,000
		20,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $142,796)	142,796
	Total Investments — 112.6% (Cost $1,339,362)	1,407,751
	Liabilities in Excess of Other Assets — (12.6)%	(157,545)
	NET ASSETS — 100.0%	$1,250,206

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

Summary of Investments by Industry, April 30, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	23.7%
Oil, Gas & Consumable Fuels	10.2
Insurance	5.7
Automobiles	5.4
Capital Markets	4.0
Diversified Telecommunication Services	3.5
Metals & Mining	3.5
Wireless Telecommunication Services	3.4
Electric Utilities	3.2
Chemicals	3.1
Tobacco	2.6
Trading Companies & Distributors	2.6
Diversified Financial Services	2.3
Multi-Utilities	2.1
Electrical Equipment	1.9
Industrial Conglomerates	1.7
Semiconductors & Semiconductor Equipment	1.7
Hotels, Restaurants & Leisure	1.6
Media	1.6
Beverages	1.5
Pharmaceuticals	1.5
Aerospace & Defense	1.2
Auto Components	1.2
Construction Materials	1.0
Machinery	1.0
Others (each less than 1.0%)	5.9
Short-Term Investments	2.9

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   45

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/08		NET UNREALIZED APPRECIATION (DEPRECIATION)
94,215,830	AUD	05/29/08	$86,228	$88,587		$2,359
3,174,817	CAD	05/29/08	3,254	3,152		(102)
13,549,175	CHF	05/29/08	12,493	13,081		588
5,361,484	CHF for
5,621,984	AUD	05/29/08	5,286	5,176	#	(110)
14,114,276	DKK	05/29/08	2,800	2,950		150
35,214,899	EUR	05/29/08	53,623	54,926		1,303
19,564,841	GBP	05/29/08	38,499	38,830		331
206,075,725	HKD	05/29/08	26,501	26,467		(34)
4,650,657,424	JPY	05/29/08	44,627	44,802		175
63,121,598	NOK	05/29/08	11,789	12,370		581
96,223,576	SEK	05/29/08	15,717	16,050		333
12,805,538	SGD	05/29/08	9,316	9,455		139
			$310,133	$315,846		$5,713

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
20,616,490	AUD	05/29/08	$19,201	$19,385	$(184)
3,174,817	CAD	05/29/08	3,139	3,152	(13)
6,996,996	CHF	05/29/08	6,909	6,755	154
100,051,172	EUR	05/29/08	149,714	156,054	(6,340)
17,262,479	GBP	05/29/08	34,221	34,261	(40)
45,800,000	HKD	05/29/08	5,897	5,882	15
9,540,000	ILS	05/29/08	2,666	2,792	(126)
65,656,690	JPY	05/29/08	51,828	52,023	(195)
5,586,443	SGD	05/29/08	3,988	4,125	(137)
			$277,563	$284,429	$(6,866)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/08 of the currency being sold, and the value at 04/30/08 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.2% (l)
	Common Stocks — 98.9%
	Australia — 2.5%
864	BHP Billiton Ltd.	34,841
202	Commonwealth Bank of Australia	8,496
132	Macquarie Group Ltd.	7,853
		51,190
	Austria — 0.3%
90	OMV AG	6,739
	Belgium — 0.3%
46	KBC Groep N.V. (a)	6,239
	Bermuda — 0.3%
352	Aquarius Platinum Ltd. (a)	5,497
	Brazil — 0.7%
193	Cia Vale do Rio Doce ADR	7,555
74	Petroleo Brasileiro S.A. ADR	7,504
		15,059
	China — 1.0%
2,478	China COSCO Holdings Co., Ltd., Class H (a)	7,375
1,634	China Merchants Bank Co., Ltd., Class H	6,820
7,747	Industrial & Commercial Bank of China, Class H	6,117
		20,312
	Denmark — 1.8%
39	Carlsberg A/S, Class B	5,176
63	D/S Norden	6,856
212	D/S Torm A/S	6,910
114	Danske Bank A/S	3,933
107	Novo Nordisk A/S, Class B	7,353
57	Vestas Wind Systems A/S (a)	6,159
		36,387
	Egypt — 0.2%
30	Orascom Construction Industries Co. GDR	4,975
	Finland — 2.3%
156	Fortum OYJ	6,586
736	Nokia OYJ	22,143
100	Outokumpu OYJ	4,738
187	Sampo OYJ, Class A	5,252
103	Wartsila OYJ, Class B	6,984
		45,703
	France — 9.4%
32	Alstom	7,296
348	AXA S.A.	12,846
195	BNP Paribas	20,751
95	Bouygues S.A.	7,064
60	Casino Guichard Perrachon S.A.	7,525
44	CNP Assurances	5,223
163	France Telecom S.A.	5,115
121	Gaz de France S.A.	7,913
78	Groupe Danone	6,898
121	Ipsen	7,393
42	Lafarge S.A.	7,513
57	Pernod-Ricard S.A.	6,475
66	Peugeot S.A.	4,590
29	PPR	3,727
154	Sanofi-Aventis	11,889
38	Schneider Electric S.A.	4,620
179	SCOR SE	4,289
77	Societe Generale	8,994
121	Suez S.A.	8,558
332	Total S.A.	27,794
23	Vallourec	6,211
184	Vivendi (a)	7,402
		190,086
	Germany — 8.1%
76	Allianz SE	15,458
51	BASF SE	7,177
69	Bayer AG	5,828
111	Bayerische Motoren Werke AG	6,031
148	Commerzbank AG	5,309
78	Deutsche Bank AG	9,301
226	Deutsche Post AG	7,013
52	Deutsche Postbank AG	4,569
95	E.ON AG	19,396
129	Fresenius Medical Care AG & Co. KGaA	6,838
118	Hannover Rueckversicherung AG	6,421
54	Linde AG	7,858
55	MAN AG	7,641
31	Muenchener Rueckversicherungs-Gesellschaft AG	5,999
59	RWE AG	6,856
36	Salzgitter AG	7,264
141	SAP AG	7,125
114	SGL Carbon AG (a)	7,688
134	Siemens AG	15,777
89	ThyssenKrupp AG	5,535
		165,084
	Greece — 1.1%
196	Alpha Bank AE	6,696
153	Coca Cola Hellenic Bottling Co. S.A.	6,850
261	Piraeus Bank S.A.	8,861
		22,407

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   47

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hong Kong — 3.2%
5,010	Chaoda Modern Agriculture	7,205
408	Cheung Kong Holdings Ltd.	6,373
545	China Mobile Ltd.	9,378
1,156	Citic Pacific Ltd.	5,434
4,207	CNOOC Ltd.	7,468
419	Esprit Holdings Ltd.	5,155
1,624	Hang Lung Properties Ltd.	6,593
423	Henderson Land Development Co., Ltd.	3,236
536	Swire Pacific Ltd., Class A	6,267
1,397	Wharf Holdings Ltd.	7,064
		64,173
	India — 0.6%
113	Reliance Capital Ltd.	4,207
54	Reliance Industries Ltd. GDR (a) (e)	6,949
		11,156
	Indonesia — 0.3%
804	Bank Rakyat Indonesia	519
7,193	Bumi Resources Tbk PT	5,181
		5,700
	Israel — 0.3%
141	Teva Pharmaceutical Industries Ltd. ADR	6,616
	Italy — 4.0%
660	Enel S.p.A.	7,157
418	ENI S.p.A.	16,100
213	Fiat S.p.A.	4,726
222	Finmeccanica S.p.A.	7,691
1,966	Intesa Sanpaolo S.p.A.	14,615
1,585	Parmalat S.p.A.	5,397
2,931	Telecom Italia S.p.A. RNC	4,772
920	Terna Rete Elettrica Nazionale S.p.A.	4,058
2,089	UniCredito Italiano S.p.A.	15,742
		80,258
	Japan — 19.4%
218	Aisin Seiki Co., Ltd.	7,624
384	Asahi Breweries Ltd.	7,527
183	Astellas Pharma, Inc.	7,530
183	Canon, Inc.	9,176
115	Capcom Co. Ltd.	3,465
505	Chugoku Bank Ltd. (The)	7,620
683	Daihatsu Motor Co., Ltd.	8,170
105	Daikin Industries Ltd.	5,270
161	Denso Corp.	5,609
1	East Japan Railway Co.	7,166
103	FamilyMart Co., Ltd.	3,624
299	Futaba Industrial Co., Ltd.	6,845
104	Hisamitsu Pharmaceutical Co., Inc.	3,919
302	Honda Motor Co., Ltd.	9,632
647	ITOCHU Corp.	6,776
1	Japan Tobacco, Inc.	6,662
523	Kawasaki Kisen Kaisha Ltd.	5,327
446	Kinden Corp.	4,226
305	Komatsu Ltd.	9,291
628	Kubota Corp.	4,400
130	Makita Corp.	4,457
950	Marubeni Corp.	7,561
203	Matsushita Electric Industrial Co., Ltd.	4,738
338	Mitsubishi Corp.	10,875
629	Mitsubishi Electric Corp.	6,445
1,254	Mitsubishi UFJ Financial Group, Inc.	13,812
379	Mitsui & Co., Ltd.	8,901
307	Mitsui Fudosan Co., Ltd.	7,758
508	Mitsui OSK Lines Ltd.	7,014
211	Mitsumi Electric Co., Ltd.	7,057
2	Mizuho Financial Group, Inc.	9,701
97	Murata Manufacturing Co., Ltd.	5,139
98	Nidec Corp.	7,382
271	Nikon Corp.	7,830
14	Nintendo Co., Ltd.	7,738
934	Nippon Oil Corp.	6,437
2	Nippon Telegraph & Telephone Corp.	7,421
547	Nippon Yusen KK	5,332
566	Nissan Motor Co., Ltd.	5,046
472	Nomura Holdings, Inc.	8,242
89	Sankyo Co., Ltd.	5,379
114	Shin-Etsu Chemical Co., Ltd.	7,077
199	Shionogi & Co., Ltd.	3,843
1,747	Sojitz Corp.	6,730
160	Sony Corp.	7,386
2	Sumitomo Mitsui Financial Group, Inc.	16,272
308	Suruga Bank Ltd.	4,359
287	Suzuki Motor Corp.	7,277
239	Taisho Pharmaceutical Co., Ltd.	4,567
75	Terumo Corp.	3,723
68	Tokyo Electron Ltd.	4,391
858	Toshiba Corp.	7,123
489	Toyota Motor Corp.	24,930
496	Yamaguchi Financial Group, Inc.	6,282
256	Yamaha Corp.	5,045
		393,129

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Luxembourg — 0.7%
81	ArcelorMittal	7,070
279	SES Global S.A. FDR	6,850
		13,920
	Mexico — 0.3%
118	America Movil S.A.B. de C.V., Series L ADR	6,813
	Netherlands — 3.8%
90	Fugro N.V. CVA	7,979
402	ING Groep N.V. CVA	15,215
375	Koninklijke KPN N.V.	6,840
200	Koninklijke Philips Electronics N.V.	7,506
1,007	Royal Dutch Shell plc, Class B	40,111
		77,651
	Norway — 1.3%
380	DnB NOR ASA	5,645
531	Norsk Hydro ASA	7,810
280	Telenor ASA (a)	5,609
90	Yara International ASA	6,547
		25,611
	Papua New Guinea — 0.2%
1,418	Lihir Gold Ltd. (a)	4,022
	Portugal — 0.4%
1,157	Energias de Portugal S.A. (a)	7,299
	Russia — 0.7%
308	Magnitogorsk Iron & Steel Works GDR	5,327
42	Mechel ADR	6,162
135	MMC Norilsk Nickel ADR	3,610
		15,099
	Singapore — 0.7%
1,402	CapitaLand Ltd.	7,066
2,603	Singapore Telecommunications Ltd.	7,434
		14,500
	South Korea — 0.6%
49	LG Electronics, Inc.	7,637
7	Samsung Electronics Co., Ltd.	5,296
		12,933
	Spain — 4.9%
18	Acciona S.A.	5,196
572	Banco Bilbao Vizcaya Argentaria S.A.	13,113
1,310	Banco Santander S.A.	28,335
167	Grifols S.A.	4,635
534	Iberdrola S.A.	7,784
145	Inditex S.A.	7,847
1,198	Mapfre S.A.	6,076
669	Telefonica S.A.	19,211
93	Union Fenosa S.A.	6,239
		98,436
	Sweden — 0.9%
549	Black Earth Farming Ltd. (a)	4,585
476	Nordea Bank AB	7,830
2,677	Telefonaktiebolaget LM Ericsson, Class B	6,761
		19,176
	Switzerland — 8.3%
301	ABB Ltd.	9,183
80	Actelion Ltd. (a)	3,995
85	Compagnie Financiere Richemont AG, Class A	5,102
172	Credit Suisse Group	9,555
72	Holcim Ltd.	7,056
45	Lonza Group AG	6,102
75	Nestle S.A.	36,001
383	Novartis AG	19,310
120	Roche Holding AG	19,842
14	Swatch Group AG	3,851
33	Swiss Life Holding (a)	9,661
93	Swiss Reinsurance	7,663
17	Syngenta AG	5,103
291	UBS AG (a)	9,618
98	Xstrata plc	7,628
26	Zurich Financial Services AG	7,924
		167,594
	Taiwan — 0.4%
375	AU Optronics Corp. ADR	7,318
	United Kingdom — 19.9%
1,124	Amlin plc	6,117
209	Anglo American plc	13,519
208	AstraZeneca plc	8,734
507	Aviva plc	6,300
789	BAE Systems plc	7,271
1,074	Barclays plc	9,715
688	BG Group plc	16,800
3,073	BP plc	37,236
234	British American Tobacco plc	8,775
234	Burberry Group plc	2,229
133	Carnival plc	5,194
1,590	Cobham plc	6,925
1,104	Dolphin Capital Investors Ltd. (a)	2,899
244	Eurasian Natural Resources Corp. (a)	5,811

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   49

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — Continued
1,638	Game Group plc	8,898
914	GlaxoSmithKline plc	20,218
1,889	HSBC Holdings plc	32,805
647	ICAP plc	7,471
170	Imperial Tobacco Group plc	8,133
696	International Power plc	6,040
777	John Wood Group plc	6,595
117	Kazakhmys plc	3,656
893	Lloyds TSB Group plc	7,618
643	Man Group plc	7,361
613	Prudential plc	8,330
195	Rio Tinto plc	22,743
1,971	Royal Bank of Scotland Group plc	13,343
273	Schroders plc	5,669
466	Smith & Nephew plc	6,028
1,324	Stagecoach Group plc	6,704
239	Standard Chartered plc	8,442
1,573	Tesco plc	13,323
364	Unilever plc	12,232
154	Vedanta Resources plc	6,778
10,216	Vodafone Group plc	32,331
379	Weir Group plc (The)	6,228
1,373	WM Morrison Supermarkets plc	7,772
448	WPP Group plc	5,457
		401,700
	Total Common Stocks (Cost $1,805,685)	2,002,782
	Preferred Stock — 0.3%
	Germany — 0.3%
38	Porsche AG (Cost $5,423)	6,894
	Total Long-Term Investments (Cost $1,811,108)	2,009,676

NUMBER OF RIGHTS
Short-Term Investment — 0.0% (g)
	Rights — 0.0% (g)
	Switzerland — 0.0% (g)
291	UBS AG, expiring 05/09/08 (Cost $—)	491
	Total Investments — 99.2% (Cost $1,811,108)	2,010,167
	Other Assets in Excess of Liabilities — 0.8%	17,199
	NET ASSETS — 100.0%	$2,027,366

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

Summary of Investments by Industry, April 30, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	15.0%
Oil, Gas & Consumable Fuels	9.2
Metals & Mining	7.9
Pharmaceuticals	6.0
Insurance	5.4
Automobiles	3.8
Food Products	3.6
Capital Markets	3.3
Electric Utilities	2.9
Wireless Telecommunication Services	2.8
Diversified Telecommunication Services	2.8
Real Estate Management & Development	2.4
Chemicals	2.0
Machinery	2.0
Trading Companies & Distributors	2.0
Electrical Equipment	2.0
Food & Staples Retailing	1.6
Marine	1.6
Communications Equipment	1.4
Industrial Conglomerates	1.4
Beverages	1.3
Household Durables	1.2
Tobacco	1.2
Aerospace & Defense	1.1
Specialty Retail	1.1
Auto Components	1.0
Diversified Financial Services	1.0
Electronic Equipment & Instruments	1.0
Media	1.0
Others (each less than 1.0%)	11.0

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   51

JPMorgan International Equity Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

ABBREVIATIONS AND DEFINITIONS:

ADR	— American Depositary Receipt

AUD	— Australian Dollar

CAD	— Canadian Dollar

CHF	— Swiss Franc

CVA	— Dutch Certification

DKK	— Danish Krone

EUR	— Euro

FDR	— Foreign Depositary Receipt

FRN	— Floating Rate Note. The interest rate shown is the rate in effect as of April 30, 2008.

GBP	— British Pound

GDR	— Global Depositary Receipt

HKD	— Hong Kong Dollar

ILS	— Israeli Shekel

JPY	— Japanese Yen

NOK	— Norwegian Krone

REIT	— Real Estate Investment Trust

RNC	— Risparmio Non-Convertible Savings Shares. These shares have no voting rights but receive a larger dividend than ordinary shares.

SEK	— Swedish Krone

SGD	— Singapore Dollar

(a)	— Non-income producing security.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)	— Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	— Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (excluding Investments of Cash Collateral for Securities on Loan) (amounts in thousands):

Fund	Value		Percentage
International Equity Fund	—	(h)	—	(g)
International Equity Index Fund	$710		0.1%

In addition, the value and percentage based on total investments (excluding Investments of Cash Collateral for Securities on Loan) of the investments that apply the fair valuation policy for the international investments as described in Note 2A are as follows (amounts in thousands):

Fund	Value	Percentage
Emerging Markets Equity Fund	$337,377	57.5%
International Equity Fund	1,079,215	93.2
International Equity Index Fund	1,338,704	96.2
International Opportunities Fund	226,310	95.0
International Value Fund	1,202,735	95.1
Intrepid International Fund	1,956,274	97.3

(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares or dollars).

(i)	— Security has been deemed illiquid pursuant to procedures approved by The Board of Trustees and may be difficult to sell.

(k)	— Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— All or a portion of these securities are reserved for current or potential holdings with the custodian for forward currency contracts.

(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   53

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
ASSETS:
Investments in non-affiliates, at value	$ 555,262	$1,169,510	$1,491,527
Investments in affiliates, at value	31,483	10,000	2,405
Repurchase agreements, at value	19,950	45,430	130,809
Total investment securities, at value	606,695	1,224,940	1,624,741
Cash	1,034	441	—
Foreign currency, at value	216	292	5,863
Receivables:
Investment securities sold	—	3,761	48,079
Fund shares sold	1,712	615	716
Interest and dividends	1,045	5,126	4,961
Tax reclaims	—	1,332	463
Variation margin on futures contracts	—	—	109
Other receivable	183	220	—
Prepaid expenses and other assets	—	1	—	(b)
Total Assets	610,885	1,236,728	1,684,932

LIABILITIES:
Payables:
Due to custodian	—	—	31,188
Investment securities purchased	—	2,194	9,189
Collateral for securities lending program	19,950	67,415	233,792
Fund shares redeemed	302	2,040	2,151
Accrued liabilities:
Investment advisory fees	463	548	643
Administration fees	48	77	128
Shareholder servicing fees	95	178	64
Distribution fees	28	67	52
Custodian and accounting fees	272	508	433
Trustees’ and Chief Compliance Officer’s fees	1	10	6
Other	116	580	176
Total Liabilities	21,275	73,617	277,822
Net Assets	$ 589,610	$1,163,111	$1,407,110

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
NET ASSETS:
Paid in capital	$346,772	$148,724	$745,255
Accumulated undistributed (distributions in excess of) net investment income	4,254	10,495	4,994
Accumulated net realized gains (losses)	4,124	585,856	47,768
Net unrealized appreciation (depreciation)	234,460	418,036	609,093
Total Net Assets	$589,610	$1,163,111	$1,407,110

Net Assets:
Class A	$64,607	$157,547	$143,455
Class B	15,634	10,638	18,060
Class C	10,355	46,876	20,475
Class R5	—	101,473	—
Select Class	326,267	846,577	1,225,120
Institutional Class	172,747	—	—
Total	$589,610	$1,163,111	$1,407,110

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,664	5,076	5,102
Class B	653	347	688
Class C	434	1,539	748
Class R5	—	3,255	—
Select Class	13,277	27,147	43,307
Institutional Class	6,966	—	—

Net Asset Value:
Class A — Redemption price per share	$24.25	$31.04	$28.12
Class B — Offering price per share (a)	23.93	30.63	26.24
Class C — Offering price per share (a)	23.85	30.47	27.36
Class R5 — Offering price per share	—	31.17	—
Select Class — Offering and redemption price per share	24.57	31.19	28.29
Institutional Class — Offering and redemption price per share	24.80	—	—

Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$25.59	$32.76	$29.68

Cost of investments in non-affiliates	$320,812	$751,511	$883,673
Cost of investments in affiliates	31,483	10,000	2,405
Cost of repurchase agreements	19,950	45,430	130,809
Cost of foreign currency	206	291	6,972
Market value of securities on loan	18,965	64,039	214,497

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   55

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$229,396	$1,254,373	$2,010,167
Investments in affiliates, at value	8,942	35,582	—
Repurchase agreements, at value	33,465	117,796	—
Total investment securities, at value	271,803	1,407,751	2,010,167
Cash	23	697	2,041
Foreign currency, at value	584	3,200	2,320
Deposits at broker for foreign futures contracts	37	—	—
Receivables:
Investment securities sold	5,121	6,069	41,039
Fund shares sold	195	5,298	1,059
Interest and dividends	790	4,688	7,862
Tax reclaims	105	252	1,764
Unrealized appreciation on forward foreign currency exchange contracts	2,420	6,128	—
Other receivable	235	—	—
Total Assets	281,313	1,434,083	2,066,252

LIABILITIES:
Payables:
Investment securities purchased	11,873	30,796	32,998
Collateral for securities lending program	33,465	142,796	—
Fund shares redeemed	446	1,681	3,398
Unrealized depreciation on forward foreign currency exchange contracts	2,106	7,281	—
Accrued liabilities:
Investment advisory fees	112	596	1,400
Administration fees	19	102	133
Shareholder servicing fees	18	217	356
Distribution fees	4	42	7
Custodian and accounting fees	69	308	502
Trustees’ and Chief Compliance Officer’s fees	3	2	3
Other	79	56	89
Total Liabilities	48,194	183,877	38,886
Net Assets	$233,119	$1,250,206	$2,027,366

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

	International Opportunities Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid in capital	$258,745	$1,230,748	$1,900,236
Accumulated undistributed (distributions in excess of) net investment income	580	7,251	20,810
Accumulated net realized gains (losses)	(48,331)	(54,959)	(92,698)
Net unrealized appreciation (depreciation)	22,125	67,166	199,018
Total Net Assets	$233,119	$1,250,206	$2,027,366

Net Assets:
Class A	$11,852	$118,694	$21,757
Class B	1,926	13,458	—
Class C	142	20,065	4,264
Select Class	51,728	838,145	1,727,241
Institutional Class	167,471	259,844	274,104
Total	$233,119	$1,250,206	$2,027,366

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	724	6,817	931
Class B	119	786	—
Class C	9	1,180	184
Select Class	3,130	47,719	72,906
Institutional Class	10,083	14,729	11,544

Net Asset Value:
Class A — Redemption price per share	$16.36	$17.41	$23.36
Class B — Offering price per share (a)	16.20	17.12	—
Class C — Offering price per share (a)	16.10	17.00	23.18
Select Class — Offering and redemption price per share	16.53	17.56	23.69
Institutional Class — Offering and redemption price per share	16.61	17.64	23.74
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$17.27	$18.37	$24.65

Cost of investments in non-affiliates	$207,603	$1,185,984	$1,811,108
Cost of investments in affiliates	8,942	35,582	—
Cost of repurchase agreements	33,465	117,796	—
Cost of foreign currency	582	3,173	2,317
Market value of securities on loan	31,963	136,214	—

(a)	Redemption price for Class B and Class C Shares varies based upon the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   57

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
INVESTMENT INCOME:
Dividend income	$8,933	$25,659	$25,842
Dividend income from affiliates (a)	354	908	241
Interest income	9	79	25
Income from securities lending (net)	28	982	1,214
Foreign taxes withheld	(124)	(1,554)	(2,027)
Total investment income	9,200	26,074	25,295

EXPENSES:
Investment advisory fees	2,796	7,020	4,109
Administration fees	280	874	749
Distribution fees:
Class A	76	197	167
Class B	55	42	70
Class C	36	185	80
Shareholder servicing fees:
Class A	76	197	167
Class B	18	14	23
Class C	12	62	27
Class R5	—	20	—
Select Class	378	1,819	1,651
Institutional Class	86	—	—
Custodian and accounting fees	358	556	514
Interest expense	6	516	1
Professional fees	32	38	40
Trustees’ and Chief Compliance Officer’s fees	3	10	9
Printing and mailing costs	28	79	47
Registration and filing fees	37	26	31
Transfer agent fees	98	702	258
Other	12	22	17
Total expenses	4,387	12,379	7,960
Less amounts waived	—	(2,205)	(1,474)
Less earnings credits	—	—	—	(b)
Less reimbursements for legal matters	—	— (b)	—	(b)
Net expenses	4,387	10,174	6,486
Net investment income (loss)	4,813	15,900	18,809

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	$18,469	$597,689	$53,098
Payment by affiliate (See Note 3)	—	27	20
Futures	—	(925)	(2,741)
Foreign currency transactions	56	(5,145)	(210)
Net realized gain (loss)	18,525	591,646	50,167
Change in net unrealized appreciation of:
Investments	(68,867)	(854,839)	(234,704)
Futures	—	—	182
Foreign currency translations	156	(26)	178
Change in net unrealized appreciation (depreciation)	(68,711)	(854,865)	(234,344)
Net realized/unrealized gains (losses)	(50,186)	(263,219)	(184,177)
Change in net assets resulting from operations	$(45,373)	$(247,319)	$(165,368)

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   59

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

	International Opportunities Fund		International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Dividend income	$3,179		$16,903	$39,734
Dividend income from affiliates (a)	163		609	—
Interest income	17		51	309
Income from securities lending (net)	48		240	—
Foreign taxes withheld	(232)		(1,370)	(2,392)
Total investment income	3,175		16,433	37,651

EXPENSES:
Investment advisory fees	671		3,274	8,815
Administration fees	112		548	1,040
Distribution fees:
Class A	15		131	28
Class B	7		49	—
Class C	—	(b)	67	17
Shareholder servicing fees:
Class A	15		131	28
Class B	2		16	—
Class C	—	(b)	22	6
Select Class	68		916	2,178
Institutional Class	78		111	152
Custodian and accounting fees	96		390	558
Interest expense	1		5	78
Professional fees	33		39	40
Trustees’ and Chief Compliance Officer’s fees	3		6	11
Printing and mailing costs	12		10	34
Registration and filing fees	30		41	24
Transfer agent fees	36		79	99
Other	6		21	25
Total expenses	1,185		5,856	13,133
Less amounts waived	(57)		—	(427)
Net expenses	1,128		5,856	12,706
Net investment income (loss)	2,047		10,577	24,945

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

	International Opportunities Fund	International Value Fund	Intrepid International Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	$(4,562)	$(53,782)	$(87,420)
Futures	(1,040)	(2,095)	—
Foreign currency transactions	397	2,936	(86)
Net realized gain (loss)	(5,205)	(52,941)	(87,506)
Change in net unrealized appreciation/depreciation of:
Investments	(19,819)	(66,672)	(252,117)
Foreign currency translations	95	(4,012)	(115)
Change in net unrealized appreciation (depreciation)	(19,724)	(70,684)	(252,232)
Net realized/unrealized gains (losses)	(24,929)	(123,625)	(339,738)
Change in net assets resulting from operations	$(22,882)	$(113,048)	$(314,793)

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   61

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Markets Equity Fund		International Equity Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,813	$1,649	$15,900	$57,716
Net realized gain (loss)	18,525	34,758	591,646	555,463
Change in net unrealized appreciation (depreciation)	(68,711)	198,670	(854,865)	138,960
Change in net assets resulting from operations	(45,373)	235,077	(247,319)	752,139

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(47)	(88)	(918)	(2,197)
From net realized gains	—	—	(37,456)	(6,336)
Class B
From net investment income	—	—	(34)	(134)
From net realized gains	—	—	(2,715)	(517)
Class C
From net investment income	—	(8)	(147)	(584)
From net realized gains	—	—	(12,086)	(2,041)
Class R5
From net investment income	—	—	(634)	(946)
From net realized gains	—	—	(15,440)	(1,487)
Select Class
From net investment income	(544)	(1,389)	(10,558)	(55,039)
From net realized gains	—	—	(482,248)	(176,774)
Institutional Class
From net investment income	(644)	(647)	—	—
Total distributions to shareholders	(1,235)	(2,132)	(562,236)	(246,055)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	13,320	(2,228)	(1,561,681)	(1,299,200)

NET ASSETS:
Change in net assets	(33,288)	230,717	(2,371,236)	(793,116)
Beginning of period	622,898	392,181	3,534,347	4,327,463
End of period	$589,610	$622,898	$1,163,111	$3,534,347
Accumulated undistributed (distributions in excess of) net investment income	$4,254	$676	$10,495	$6,886

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

	International Equity Index Fund		International Opportunities Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$18,809	$30,234	$2,047	$3,574
Net realized gain (loss)	50,167	86,330	(5,205)	24,298
Change in net unrealized appreciation (depreciation)	(234,344)	285,707	(19,724)	12,168
Change in net assets resulting from operations	(165,368)	402,271	(22,882)	40,040

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,659)	(2,085)	(195)	(124)
From net realized gains	(7,154)	(597)	—	—
Class B
From net investment income	(275)	(302)	(26)	(10)
From net realized gains	(1,155)	(129)	—	—
Class C
From net investment income	(327)	(203)	(2)	— (a)
From net realized gains	(1,255)	(85)	—	— (a)
Select Class
From net investment income	(30,904)	(27,192)	(1,046)	(722)
From net realized gains	(75,872)	(7,136)	—	—
Institutional Class
From net investment income	—	—	(3,191)	(1,268)
Total distributions to shareholders	(119,601)	(37,729)	(4,460)	(2,124)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(77,930)	35,629	26,635	50,514

NET ASSETS:
Change in net assets	(362,899)	400,171	(707)	88,430
Beginning of period	1,770,009	1,369,838	233,826	145,396
End of period	$1,407,110	$1,770,009	$233,119	$233,826
Accumulated undistributed (distributions in excess of) net investment income	$4,994	$20,350	$580	$2,993

(a)	Commencement of offering of class of shares effective July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   63

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,577	$10,554	$24,945	$19,371
Net realized gain (loss)	(52,941)	51,317	(87,506)	39,112
Change in net unrealized appreciation (depreciation)	(70,684)	92,685	(252,232)	350,095
Change in net assets resulting from operations	(113,048)	154,556	(314,793)	408,578

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,314)	(309)	(196)	(62)
From net realized gains	(5,595)	—	(369)	—
Class B
From net investment income	(95)	(68)	—	—
From net realized gains	(723)	—	—	—
Class C
From net investment income	(159)	(51)	(23)	(14)
From net realized gains	(911)	—	(75)	—
Select Class
From net investment income	(8,938)	(3,635)	(17,655)	(7,852)
From net realized gains	(34,984)	—	(27,842)	—
Institutional Class
From net investment income	(2,853)	(743)	(3,969)	(1,675)
From net realized gains	(10,233)	—	(5,152)	—
Total distributions to shareholders	(65,805)	(4,806)	(55,281)	(9,603)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	357,560	577,600	32,797	933,333

NET ASSETS:
Change in net assets	178,707	727,350	(337,277)	1,332,308
Beginning of period	1,071,499	344,149	2,364,643	1,032,335
End of period	$1,250,206	$1,071,499	$2,027,366	$2,364,643
Accumulated undistributed (distributions in excess of) net investment income	$7,251	$10,033	$20,810	$17,708

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

	Emerging Markets Equity Fund		International Equity Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$17,057	$30,072	$33,986	$62,632
Dividends and distributions reinvested	43	78	27,695	5,667
Cost of shares redeemed	(10,218)	(12,387)	(34,990)	(48,781)
Redemption fees	4	2	5	5
Change in net assets from Class A capital transactions	$6,886	$17,765	$26,696	$19,523

Class B
Proceeds from shares issued	$3,400	$4,689	$1,461	$2,496
Dividends and distributions reinvested	—	—	2,128	511
Cost of shares redeemed	(1,974)	(3,483)	(2,490)	(3,070)
Redemption fees	1	1	— (a)	— (a)
Change in net assets from Class B capital transactions	$1,427	$1,207	$1,099	$(63)

Class C
Proceeds from shares issued	$3,290	$6,299	$10,064	$17,452
Dividends and distributions reinvested	—	8	5,487	989
Cost of shares redeemed	(1,734)	(1,216)	(13,031)	(10,338)
Redemption fees	1	— (a)	2	2
Change in net assets from Class C capital transactions	$1,557	$5,091	$2,522	$8,105

Class R5
Proceeds from shares issued	$—	$—	$41,152	$51,775
Dividends and distributions reinvested	—	—	16,074	2,433
Cost of shares redeemed	—	—	(11,286)	(15,543)
Redemption fees	—	—	3	2
Change in net assets from Class R5 capital transactions	$—	$—	$45,943	$38,667

Select Class
Proceeds from shares issued	$57,911	$90,033	$231,763	$328,131
Dividends and distributions reinvested	241	301	228,609	61,145
Cost of shares redeemed	(49,665)	(152,233)	(2,098,357)	(1,754,823)
Redemption fees	19	15	44	115
Change in net assets from Select Class capital transactions	$8,506	$(61,884)	$(1,637,941)	$(1,365,432)

Institutional Class
Proceeds from shares issued	$21,758	$62,787	$—	$—
Dividends and distributions reinvested	488	506	—	—
Cost of shares redeemed	(27,313)	(27,707)	—	—
Redemption fees	11	7	—	—
Change in net assets from Institutional Class capital transactions	$(5,056)	$35,593	$—	$—

Total change in net assets from capital transactions	$13,320	$(2,228)	$(1,561,681)	$(1,299,200)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   65

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Equity Fund		International Equity Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
SHARE TRANSACTIONS:
Class A
Issued	717	1,426	1,084	1,609
Reinvested	2	4	856	149
Redeemed	(438)	(613)	(1,132)	(1,248)
Change in Class A Shares	281	817	808	510

Class B
Issued	144	228	46	64
Reinvested	—	—	67	14
Redeemed	(86)	(175)	(80)	(79)
Change in Class B Shares	58	53	33	(1)

Class C
Issued	140	310	322	452
Reinvested	—	— (a)	173	27
Redeemed	(75)	(58)	(411)	(266)
Change in Class C Shares	65	252	84	213

Class R5
Issued	—	—	1,323	1,311
Reinvested	—	—	495	63
Redeemed	—	—	(349)	(399)
Change in Class R5 Shares	—	—	1,469	975

Select Class
Issued	2,455	4,502	7,298	8,465
Reinvested	10	17	7,033	1,609
Redeemed	(2,065)	(7,503)	(62,144)	(44,029)
Change in Select Class Shares	400	(2,984)	(47,813)	(33,955)

Institutional Class
Issued	884	3,027	—	—
Reinvested	20	28	—	—
Redeemed	(1,172)	(1,304)	—	—
Change in Institutional Class Shares	(268)	1,751	—	—

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

	International Equity Index Fund		International Opportunities Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$41,112	$60,234	$849	$2,533
Dividends and distributions reinvested	8,538	2,333	181	117
Cost of shares redeemed	(23,500)	(41,788)	(939)	(3,173)
Redemption fees	3	3	— (a)	—	(a)
Change in net assets from Class A capital transactions	$26,153	$20,782	$91	$(523)

Class B
Proceeds from shares issued	$2,489	$5,668	$499	$713
Dividends and distributions reinvested	1,302	399	24	10
Cost of shares redeemed	(3,825)	(9,450)	(364)	(438)
Redemption fees	— (a)	1	— (a)	—	(a)
Change in net assets from Class B capital transactions	$(34)	$(3,382)	$159	$285

Class C
Proceeds from shares issued	$4,546	$9,844	$126	$74	(b)
Dividends and distributions reinvested	1,229	248	2	—	(b)
Cost of shares redeemed	(4,817)	(4,558)	(52)	—	(b)
Redemption fees	1	1	— (a)	—	(b)
Change in net assets from Class C capital transactions	$959	$5,535	$76	$74

Select Class
Proceeds from shares issued	$147,800	$249,754	$136	$4,402
Dividends and distributions reinvested	28,792	2,692	724	538
Cost of shares redeemed	(281,633)	(239,792)	(5,708)	(8,613)
Redemption fees	33	40	— (a)	1
Change in net assets from Select Class capital transactions	$(105,008)	$12,694	$(4,848)	$(3,672)

Institutional Class
Proceeds from shares issued	$—	$—	$46,416	$76,339
Dividends and distributions reinvested	—	—	2,011	736
Cost of shares redeemed	—	—	(17,271)	(22,727)
Redemption fees	—	—	1	2
Change in net assets from Institutional Class capital transactions	$—	$—	$31,157	$54,350

Total change in net assets from capital transactions	$(77,930)	$35,629	$26,635	$50,514

(a)	Amount rounds to less than $1,000.

(b)	Commencement of offering of class of shares effective July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   67

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Index Fund		International Opportunities Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
SHARE TRANSACTIONS:
Class A
Issued	1,448	2,051	51	153
Reinvested	297	85	11	7
Redeemed	(826)	(1,400)	(58)	(190)
Change in Class A Shares	919	736	4	(30)

Class B
Issued	94	205	30	43
Reinvested	48	15	1	— (a)
Redeemed	(148)	(336)	(23)	(26)
Change in Class B Shares	(6)	(116)	8	17

Class C
Issued	162	340	8	4 (b)
Reinvested	44	9	— (a)	— (b)
Redeemed	(183)	(159)	(3)	— (b)
Change in Class C Shares	23	190	5	4

Select Class
Issued	5,302	8,483	9	267
Reinvested	990	95	43	34
Redeemed	(10,079)	(7,925)	(355)	(512)
Change in Select Class Shares	(3,787)	653	(303)	(211)

Institutional Class
Issued	—	—	2,729	4,493
Reinvested	—	—	119	46
Redeemed	—	—	(1,025)	(1,360)
Change in Institutional Class Shares	—	—	1,823	3,179

(a)	Amount rounds to less than 1,000.

(b)	Commencement of offering of class of shares effective July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

	International Value Fund		Intrepid International Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$59,627	$84,842	$5,125	$17,052
Dividends and distributions reinvested	4,726	207	511	55
Cost of shares redeemed	(32,435)	(15,219)	(4,590)	(9,192)
Redemption fees	8	7	— (a)	— (a)
Change in net assets from Class A capital transactions	$31,926	$69,837	$1,046	$7,915

Class B
Proceeds from shares issued	$2,120	$6,066	$—	$—
Dividends and distributions reinvested	664	56	—	—
Cost of shares redeemed	(1,457)	(1,761)	—	—
Redemption fees	1	1	—	—
Change in net assets from Class B capital transactions	$1,328	$4,362	$—	$—

Class C
Proceeds from shares issued	$9,516	$14,422	$1,144	$3,184
Dividends and distributions reinvested	621	27	52	6
Cost of shares redeemed	(4,249)	(972)	(973)	(564)
Redemption fees	1	1	— (a)	— (a)
Change in net assets from Class C capital transactions	$5,889	$13,478	$223	$2,626

Select Class
Proceeds from shares issued	$307,750	$497,184	$321,706	$1,395,575
Dividends and distributions reinvested	4,897	473	4,604	533
Cost of shares redeemed	(88,907)	(134,270)	(259,153)	(281,368)
Redemption fees	55	53	25	34
Change in net assets from Select Class capital transactions	$223,795	$363,440	$67,182	$1,114,774

Institutional Class
Proceeds from shares issued	$117,435	$146,326	$25,847	$201,810
Dividends and distributions reinvested	2,641	410	2,941	234
Cost of shares redeemed	(25,471)	(20,263)	(64,447)	(394,032)
Redemption fees	17	10	5	6
Change in net assets from Institutional Class capital transactions	$94,622	$126,483	$(35,654)	$(191,982)

Total change in net assets from capital transactions	$357,560	$577,600	$32,797	$933,333

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   69

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
SHARE TRANSACTIONS:
Class A
Issued	3,399	4,510	215	696
Reinvested	264	12	21	3
Redeemed	(1,943)	(807)	(203)	(393)
Change in Class A Shares	1,720	3,715	33	306

Class B
Issued	121	330	—	—
Reinvested	38	3	—	—
Redeemed	(87)	(95)	—	—
Change in Class B Shares	72	238	—	—

Class C
Issued	556	792	47	132
Reinvested	36	1	2	— (a)
Redeemed	(256)	(52)	(43)	(24)
Change in Class C Shares	336	741	6	108

Select Class
Issued	17,647	26,221	13,451	57,785
Reinvested	272	27	188	23
Redeemed	(5,055)	(6,901)	(11,069)	(11,098)
Change in Select Class Shares	12,864	19,347	2,570	46,710

Institutional Class
Issued	6,516	7,446	1,054	8,107
Reinvested	146	23	119	11
Redeemed	(1,456)	(1,021)	(2,757)	(17,438)
Change in Institutional Class Shares	5,206	6,448	(1,584)	(9,320)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption Fees
Emerging Markets Equity Fund
Class A
Six Months Ended April 30, 2008 (Unaudited)	$26.19	$0.18		$(2.10)	$(1.92)	$(0.02)	$—	(g)
Year Ended October 31, 2007	16.42	0.02	(f)	9.80	9.82	(0.05)	—	(g)
Year Ended October 31, 2006	12.23	0.05	(f)	4.16	4.21	(0.02)	—	(g)
Year Ended October 31, 2005	9.50	(0.03)		2.82	2.79	(0.06)	—	(g)
Year Ended October 31, 2004	7.49	0.05	(f)	2.06	2.11	(0.10)	—
Year Ended October 31, 2003	5.21	0.04	(f)	2.27	2.31	(0.03)	—

Class B
Six Months Ended April 30, 2008 (Unaudited)	25.89	0.12		(2.08)	(1.96)	—	—	(g)
Year Ended October 31, 2007	16.26	(0.08	)(f)	9.71	9.63	—	—	(g)
Year Ended October 31, 2006	12.14	(0.02	)(f)	4.14	4.12	—	—	(g)
Year Ended October 31, 2005	9.44	(0.08)		2.80	2.72	(0.02)	—	(g)
Year Ended October 31, 2004	7.45	0.03	(f)	2.02	2.05	(0.06)	—
Year Ended October 31, 2003	5.20	—	(f)(g)	2.28	2.28	(0.03)	—

Class C
Six Months Ended April 30, 2008 (Unaudited)	25.80	0.13		(2.08)	(1.95)	—	—	(g)
Year Ended October 31, 2007	16.26	(0.08	)(f)	9.68	9.60	(0.06)	—	(g)
February 28, 2006 (e) through October 31, 2006	15.21	(0.05	)(f)	1.10	1.05	—	—	(g)

Select Class
Six Months Ended April 30, 2008 (Unaudited)	26.54	0.20		(2.13)	(1.93)	(0.04)	—	(g)
Year Ended October 31, 2007	16.62	0.07	(f)	9.94	10.01	(0.09)	—	(g)
Year Ended October 31, 2006	12.36	0.09	(f)	4.21	4.30	(0.04)	—	(g)
Year Ended October 31, 2005	9.58	(0.06)		2.90	2.84	(0.06)	—	(g)
Year Ended October 31, 2004	7.53	0.08	(f)	2.06	2.14	(0.09)	—
Year Ended October 31, 2003	5.23	0.05	(f)	2.28	2.33	(0.03)	—

Institutional Class
Six Months Ended April 30, 2008 (Unaudited)	26.80	0.21		(2.12)	(1.91)	(0.09)	—	(g)
Year Ended October 31, 2007	16.79	0.11	(f)	10.01	10.12	(0.11)	—	(g)
Year Ended October 31, 2006	12.47	0.12	(f)	4.25	4.37	(0.05)	—	(g)
Year Ended October 31, 2005	9.66	0.08		2.81	2.89	(0.08)	—	(g)
Year Ended October 31, 2004	7.59	0.11	(f)	2.07	2.18	(0.11)	—
Year Ended October 31, 2003	5.25	0.07	(f)	2.31	2.38	(0.04)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b) (c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$ 24.25	(7.34)%	$64,607	1.81%	1.52%	1.81%		10%
26.19	59.98	62,409	1.82	0.11	1.82		26
16.42	34.50	25,722	1.88	0.36	1.88		4
12.23	29.45	8,385	1.89	0.29	2.11		149
9.50	28.44	1,372	2.00	0.51	5.68		118
7.49	44.65	124	2.00	0.59	24.54	(h)	85

23.93	(7.57)	15,634	2.31	1.01	2.31		10
25.89	59.23	15,402	2.32	(0.40)	2.32		26
16.26	33.94	8,812	2.37	(0.14)	2.38		4
12.14	28.81	3,108	2.39	(0.18)	2.53		149
9.44	27.68	302	2.50	0.31	6.52	(h)	118
7.45	43.99	95	2.50	0.03	25.36	(h)	85

23.85	(7.56)	10,355	2.31	1.05	2.31		10
25.80	59.17	9,519	2.32	(0.38)	2.32		26
16.26	6.90	1,903	2.45	(0.48)	2.46		4

24.57	(7.26)	326,267	1.56	1.79	1.56		10
26.54	60.45	341,701	1.57	0.34	1.57		26
16.62	34.85	263,684	1.62	0.60	1.62		4
12.36	29.77	127,937	1.64	0.51	1.69		149
9.58	28.72	32,733	1.75	0.96	2.13		118
7.53	44.84	22,620	1.75	0.88	2.26		85

24.80	(7.14)	172,747	1.41	1.78	1.41		10
26.80	60.59	193,867	1.42	0.51	1.42		26
16.79	35.14	92,060	1.43	0.77	1.47		4
12.47	30.08	61,981	1.45	0.75	1.53		149
9.66	29.08	49,660	1.45	1.28	1.88		118
7.59	45.49	58,658	1.45	1.18	1.95		85

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption Fees
International Equity Fund
Class A
Six Months Ended April 30, 2008 (Unaudited)	$42.57	$0.34	(f)	$(2.94)	$(2.60)	$(0.18)	$(8.75)	$(8.93)	$—	(g)
Year Ended October 31, 2007	37.52	0.47	(f)	6.72	7.19	(0.52)	(1.62)	(2.14)	—	(g)
Year Ended October 31, 2006	30.82	0.38	(f)	7.29	7.67	(0.44)	(0.53)	(0.97)	—	(g)
Year Ended October 31, 2005	27.09	0.37		3.73	4.10	(0.37)	—	(0.37)	—	(g)
Year Ended October 31, 2004	23.17	0.27	(f)	3.86	4.13	(0.21)	—	(0.21)	—
Year Ended October 31, 2003	19.42	0.28	(f)	3.66	3.94	(0.19)	—	(0.19)	—

Class B
Six Months Ended April 30, 2008 (Unaudited)	42.13	0.24	(f)	(2.90)	(2.66)	(0.09)	(8.75)	(8.84)	—	(g)
Year Ended October 31, 2007	37.26	0.25	(f)	6.65	6.90	(0.41)	(1.62)	(2.03)	—	(g)
Year Ended October 31, 2006	30.65	0.17	(f)	7.25	7.42	(0.28)	(0.53)	(0.81)	—	(g)
Year Ended October 31, 2005	26.97	0.21		3.70	3.91	(0.23)	—	(0.23)	—	(g)
Year Ended October 31, 2004	23.10	0.13	(f)	3.85	3.98	(0.11)	—	(0.11)	—
Year Ended October 31, 2003	19.39	0.15	(f)	3.68	3.83	(0.12)	—	(0.12)	—

Class C
Six Months Ended April 30, 2008 (Unaudited)	41.95	0.24	(f)	(2.88)	(2.64)	(0.09)	(8.75)	(8.84)	—	(g)
Year Ended October 31, 2007	37.11	0.25	(f)	6.63	6.88	(0.42)	(1.62)	(2.04)	—	(g)
Year Ended October 31, 2006	30.57	0.20	(f)	7.19	7.39	(0.32)	(0.53)	(0.85)	—	(g)
Year Ended October 31, 2005	26.91	0.20		3.69	3.89	(0.23)	—	(0.23)	—	(g)
Year Ended October 31, 2004	23.05	0.11	(f)	3.86	3.97	(0.11)	—	(0.11)	—
January 31, 2003 (e) through October 31, 2003	18.43	0.08	(f)	4.65	4.73	(0.11)	—	(0.11)	—

Class R5
Six Months Ended April 30, 2008 (Unaudited)	42.72	0.45	(f)	(3.00)	(2.55)	(0.25)	(8.75)	(9.00)	—	(g)
Year Ended October 31, 2007	37.63	0.66	(f)	6.72	7.38	(0.67)	(1.62)	(2.29)	—	(g)
May 15, 2006 (e) through October 31, 2006	37.07	0.14	(f)	0.82	0.96	(0.40)	—	(0.40)	—	(g)

Select Class
Six Months Ended April 30, 2008 (Unaudited)	42.72	0.28	(f)	(2.85)	(2.57)	(0.21)	(8.75)	(8.96)	—	(g)
Year Ended October 31, 2007	37.63	0.56	(f)	6.74	7.30	(0.59)	(1.62)	(2.21)	—	(g)
Year Ended October 31, 2006	30.90	0.51	(f)	7.27	7.78	(0.52)	(0.53)	(1.05)	—	(g)
Year Ended October 31, 2005	27.14	0.45		3.75	4.20	(0.44)	—	(0.44)	—	(g)
Year Ended October 31, 2004	23.19	0.33	(f)	3.90	4.23	(0.28)	—	(0.28)	—
Year Ended October 31, 2003	19.45	0.30	(f)	3.72	4.02	(0.28)	—	(0.28)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	Includes interest expense of 0.06%.

(j)	Includes interest expense of 0.01%.

(k)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b) (c)		Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$31.04	(6.85	)%(h)	$157,547	1.37	%(i)	2.16%	1.65%		5%
42.57	19.93		181,682	1.32	(j)	1.20	1.51		14
37.52	25.32		140,985	1.31		1.08	1.49		22
30.82	15.16		128,392	1.35		1.33	1.55		22
27.09	17.86		63,622	1.50		1.03	1.93		24
23.17	20.41		8,502	1.50		1.28	2.69	(k)	16

30.63	(7.12	)(h)	10,638	1.92		1.54	2.15		5
42.13	19.25		13,236	1.87		0.64	2.00		14
37.26	24.57		11,734	1.92		0.50	1.99		22
30.65	14.50		12,463	1.97		1.06	1.99		22
26.97	17.27		768	2.00		0.49	2.44	(k)	24
23.10	19.84		178	2.00		0.74	6.19	(k)	16

30.47	(7.10	)(h)	46,876	1.92		1.53	2.15		5
41.95	19.25		61,023	1.87		0.65	2.01		14
37.11	24.57		46,106	1.91		0.57	1.99		22
30.57	14.49		25,279	1.98		0.68	2.05		22
26.91	17.26		8,346	2.00		0.40	2.44	(k)	24
23.05	25.70		1,681	2.00		0.48	2.85	(k)	16

31.17	(6.66	)(h)	101,473	0.92	(i)	2.92	1.20		5
42.72	20.45		76,309	0.87	(j)	1.67	1.06		14
37.63	2.67		30,533	0.86		0.82	1.07		22

31.19	(6.73	)(h)	846,577	1.12	(i)	1.73	1.37		5
42.72	20.21		3,202,097	1.07	(j)	1.42	1.25		14
37.63	25.66		4,098,105	1.06		1.46	1.24		22
30.90	15.50		2,520,087	1.07		1.66	1.28		22
27.14	18.31		1,243,387	1.10		1.28	1.52		24
23.19	20.90		813,466	1.10		1.45	1.55		16

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption Fees
International Equity Index Fund
Class A
Six Months Ended April 30, 2008 (Unaudited)	$33.43	$0.34		$(3.41)	$(3.07)	$(0.58)	$(1.66)	$(2.24)	$—	(g)
Year Ended October 31, 2007	26.63	0.50	(f)	7.00	7.50	(0.54)	(0.16)	(0.70)	—	(g)
June 1, 2006 through October 31, 2006 (e)	24.55	0.06		2.02	2.08	—	—	—	—
Year Ended June 30, 2006	19.57	0.43	(f)	4.90	5.33	(0.35)	—	(0.35)	—	(g)
Year Ended June 30, 2005	17.46	0.29		2.12	2.41	(0.30)	—	(0.30)	—	(g)
Year Ended June 30, 2004	13.14	0.18		4.29	4.47	(0.15)	—	(0.15)	—
Year Ended June 30, 2003	14.08	0.15		(1.07)	(0.92)	(0.03)	—	(0.03)	0.01

Class B
Six Months Ended April 30, 2008 (Unaudited)	31.25	0.19		(3.17)	(2.98)	(0.37)	(1.66)	(2.03)	—	(g)
Year Ended October 31, 2007	24.93	0.29	(f)	6.55	6.84	(0.36)	(0.16)	(0.52)	—	(g)
June 1, 2006 through October 31, 2006 (e)	23.04	0.02		1.87	1.89	—	—	—	—
Year Ended June 30, 2006	18.42	0.25	(f)	4.62	4.87	(0.25)	—	(0.25)	—
Year Ended June 30, 2005	16.47	0.16		1.97	2.13	(0.18)	—	(0.18)	—
Year Ended June 30, 2004	12.42	0.07		4.04	4.11	(0.06)	—	(0.06)	—
Year Ended June 30, 2003	13.37	0.05		(1.01)	(0.96)	—	—	—	0.01

Class C
Six Months Ended April 30, 2008 (Unaudited)	32.52	0.19		(3.28)	(3.09)	(0.41)	(1.66)	(2.07)	—	(g)
Year Ended October 31, 2007	25.94	0.30	(f)	6.81	7.11	(0.37)	(0.16)	(0.53)	—	(g)
June 1, 2006 through October 31, 2006 (e)	23.97	0.01		1.96	1.97	—	—	—	—
Year Ended June 30, 2006	19.12	0.24	(f)	4.81	5.05	(0.20)	—	(0.20)	—	(g)
Year Ended June 30, 2005	17.05	0.19		2.02	2.21	(0.14)	—	(0.14)	—	(g)
Year Ended June 30, 2004	12.87	0.07		4.18	4.25	(0.07)	—	(0.07)	—
Year Ended June 30, 2003	13.85	0.06		(1.05)	(0.99)	—	—	—	0.01

Select Class
Six Months Ended April 30, 2008 (Unaudited)	33.65	0.36		(3.41)	(3.05)	(0.65)	(1.66)	(2.31)	—	(g)
Year Ended October 31, 2007	26.79	0.59	(f)	7.02	7.61	(0.59)	(0.16)	(0.75)	—	(g)
June 1, 2006 through October 31, 2006 (e)	24.67	0.10		2.02	2.12	—	—	—	—
Year Ended June 30, 2006	19.65	0.46	(f)	4.95	5.41	(0.39)	—	(0.39)	—	(g)
Year Ended June 30, 2005	17.53	0.36		2.11	2.47	(0.35)	—	(0.35)	—	(g)
Year Ended June 30, 2004	13.19	0.22		4.31	4.53	(0.19)	—	(0.19)	—
Year Ended June 30, 2003	14.10	0.19		(1.07)	(0.88)	(0.04)	—	(0.04)	0.01

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from June 30 to October 31.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b) (c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$28.12	(9.24	)%(h)	$143,455	1.07%	2.50%	1.28%	6%
33.43	28.72		139,828	1.07	1.72	1.28	15
26.63	8.47		91,809	1.07	0.86	1.28	—	(i)
24.55	27.41		82,186	1.07	1.87	1.29	12
19.57	13.79		48,993	1.07	1.75	1.22	14
17.46	34.11		39,216	1.05	1.28	1.17	13
13.14	(6.47)		26,090	1.09	1.26	1.21	12

26.24	(9.61	)(h)	18,060	1.78	1.61	1.78	6
31.25	27.87		21,693	1.77	1.03	1.77	15
24.93	8.20		20,192	1.77	0.16	1.78	—	(i)
23.04	26.54		20,317	1.78	1.17	1.79	12
18.42	12.88		12,436	1.81	0.96	1.81	14
16.47	33.11		11,414	1.80	0.45	1.82	13
12.42	(7.11)		9,035	1.84	0.47	1.86	12

27.36	(9.57	)(h)	20,475	1.78	1.60	1.78	6
32.52	27.83		23,567	1.78	1.03	1.78	15
25.94	8.22		13,871	1.77	0.16	1.78	—	(i)
23.97	26.48		12,718	1.78	1.08	1.79	12
19.12	12.97		9,127	1.81	0.88	1.81	14
17.05	33.02		10,419	1.80	0.48	1.82	13
12.87	(7.08)		7,306	1.84	0.52	1.86	12

28.29	(9.13	)(h)	1,225,120	0.82	2.55	1.02	6
33.65	29.02		1,584,921	0.82	1.97	1.03	15
26.79	8.59		1,243,966	0.82	1.12	1.03	—	(i)
24.67	27.74		1,170,044	0.82	1.99	1.04	12
19.65	14.04		877,944	0.81	1.91	0.90	14
17.53	34.38		798,323	0.80	1.46	0.82	13
13.19	(6.12)		560,910	0.84	1.59	0.86	12

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption Fees
International Opportunities Fund
Class A
Six Months Ended April 30, 2008 (Unaudited)	$18.40	$0.11	(f)	$(1.88)	$(1.77)	$(0.27)	$—	(g)
Year Ended October 31, 2007	15.00	0.26	(f)	3.31	3.57	(0.17)	—	(g)
Year Ended October 31, 2006	11.62	0.15	(f)	3.40	3.55	(0.17)	—	(g)
Year Ended October 31, 2005	10.17	(0.07)		1.67	1.60	(0.15)	—	(g)
Year Ended October 31, 2004	9.10	0.08	(f)	1.16	1.24	(0.17)	—
Year Ended October 31, 2003	7.49	—	(f)(g)	1.68	1.68	(0.07)	—

Class B
Six Months Ended April 30, 2008 (Unaudited)	18.20	0.07	(f)	(1.86)	(1.79)	(0.21)	—	(g)
Year Ended October 31, 2007	14.86	0.18	(f)	3.27	3.45	(0.11)	—	(g)
Year Ended October 31, 2006	11.53	0.09	(f)	3.36	3.45	(0.12)	—	(g)
Year Ended October 31, 2005	10.07	(0.09)		1.63	1.54	(0.08)	—	(g)
Year Ended October 31, 2004	9.03	0.02	(f)	1.16	1.18	(0.14)	—
Year Ended October 31, 2003	7.46	(0.04	)(f)	1.68	1.64	(0.07)	—

Class C
Six Months Ended April 30, 2008 (Unaudited)	18.21	0.09	(f)	(1.88)	(1.79)	(0.32)	—	(g)
July 31, 2007 (e) through October 31, 2007	16.88	(0.03	)(f)	1.36	1.33	—	—	(g)

Select Class
Six Months Ended April 30, 2008 (Unaudited)	18.60	0.13	(f)	(1.89)	(1.76)	(0.31)	—	(g)
Year Ended October 31, 2007	15.16	0.30	(f)	3.34	3.64	(0.20)	—	(g)
Year Ended October 31, 2006	11.75	0.17	(f)	3.46	3.63	(0.22)	—	(g)
Year Ended October 31, 2005	10.31	0.17		1.50	1.67	(0.23)	—	(g)
Year Ended October 31, 2004	9.22	0.15	(f)	1.18	1.33	(0.24)	—
Year Ended October 31, 2003	7.53	0.05	(f)	1.72	1.77	(0.08)	—

Institutional Class
Six Months Ended April 30, 2008 (Unaudited)	18.72	0.16	(f)	(1.92)	(1.76)	(0.35)	—	(g)
Year Ended October 31, 2007	15.25	0.34	(f)	3.37	3.71	(0.24)	—	(g)
Year Ended October 31, 2006	11.82	0.19	(f)	3.48	3.67	(0.24)	—	(g)
Year Ended October 31, 2005	10.36	0.15		1.56	1.71	(0.25)	—	(g)
Year Ended October 31, 2004	9.26	0.18	(f)	1.18	1.36	(0.26)	—
Year Ended October 31, 2003	7.55	0.08	(f)	1.71	1.79	(0.08)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b) (c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.36	(9.67)%	$11,852	1.40%		1.40%	1.40%	36%
18.40	23.98	13,255	1.39		1.58	1.40	92
15.00	30.88	11,261	1.42		1.12	1.56	92
11.62	15.89	7,852	1.59		0.85	1.64	58
10.17	13.81	12,195	1.90		0.85	2.12	98
9.10	22.70	10,650	1.90		(0.02)	2.39	79

16.20	(9.88)	1,926	1.90		0.88	1.90	36
18.20	23.30	2,023	1.89		1.06	1.90	92
14.86	30.17	1,396	1.92		0.65	2.06	92
11.53	15.40	980	2.07		0.45	2.11	58
10.07	13.23	1,199	2.40		0.24	2.63	98
9.03	22.18	1,403	2.40		(0.58)	2.89	79

16.10	(9.87)	142	1.90		1.14	1.90	36
18.21	7.88	77	1.90		(0.69)	1.94	92

16.53	(9.50)	51,728	1.15		1.59	1.15	36
18.60	24.22	63,875	1.14		1.78	1.15	92
15.16	31.25	55,237	1.17		1.24	1.30	92
11.75	16.37	74,050	1.16		1.69	1.17	58
10.31	14.63	37,206	1.20		1.55	1.30	98
9.22	23.77	30,969	1.20		0.58	1.37	79

16.61	(9.45)	167,471	0.92		1.97	1.00	36
18.72	24.58	154,596	0.93	(h)	1.99	1.00	92
15.25	31.48	77,502	0.92		1.33	1.15	92
11.82	16.76	57,924	0.92		1.44	1.02	58
10.36	14.93	139,827	0.92		1.78	1.09	98
9.26	24.02	133,907	0.92		1.10	1.09	79

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption Fees
International Value Fund
Class A
Six Months Ended April 30, 2008 (Unaudited)	$20.84	$0.14	(f)	$(2.37)	$(2.23)	$(0.22)	$(0.98)	$(1.20)	$—	(g)
Year Ended October 31, 2007	16.65	0.29	(f)	4.10	4.39	(0.20)	—	(0.20)	—	(g)
Year Ended October 31, 2006	12.59	0.41	(f)	3.81	4.22	(0.16)	—	(0.16)	—	(g)
Year Ended October 31, 2005	10.59	0.21	(f)	2.10	2.31	(0.31)	—	(0.31)	—	(g)
Year Ended October 31, 2004	8.53	0.27	(f)	1.79	2.06	— (g)	—	— (g)	—
Year Ended October 31, 2003	6.98	0.03	(f)	1.77	1.80	(0.25)	—	(0.25)	—

Class B
Six Months Ended April 30, 2008 (Unaudited)	20.46	0.09	(f)	(2.33)	(2.24)	(0.12)	(0.98)	(1.10)	—	(g)
Year Ended October 31, 2007	16.37	0.19	(f)	4.03	4.22	(0.13)	—	(0.13)	—	(g)
Year Ended October 31, 2006	12.40	0.34	(f)	3.75	4.09	(0.12)	—	(0.12)	—	(g)
Year Ended October 31, 2005	10.41	0.14	(f)	2.09	2.23	(0.24)	—	(0.24)	—	(g)
Year Ended October 31, 2004	8.46	0.21	(f)	1.77	1.98	(0.03)	—	(0.03)	—
Year Ended October 31, 2003	6.96	(0.07	)(f)	1.82	1.75	(0.25)	—	(0.25)	—

Class C
Six Months Ended April 30, 2008 (Unaudited)	20.36	0.10	(f)	(2.32)	(2.22)	(0.16)	(0.98)	(1.14)	—	(g)
Year Ended October 31, 2007	16.37	0.20	(f)	4.01	4.21	(0.22)	—	(0.22)	—	(g)
July 11, 2006 (e) through October 31, 2006	15.06	—	(f)(g)	1.31	1.31	—	—	—	—	(g)

Select Class
Six Months Ended April 30, 2008 (Unaudited)	21.01	0.17	(f)	(2.40)	(2.23)	(0.24)	(0.98)	(1.22)	—	(g)
Year Ended October 31, 2007	16.76	0.32	(f)	4.15	4.47	(0.22)	—	(0.22)	—	(g)
Year Ended October 31, 2006	12.65	0.40	(f)	3.89	4.29	(0.18)	—	(0.18)	—	(g)
Year Ended October 31, 2005	10.59	0.22	(f)	2.12	2.34	(0.28)	—	(0.28)	—	(g)
Year Ended October 31, 2004	8.58	0.25	(f)	1.81	2.06	(0.05)	—	(0.05)	—
Year Ended October 31, 2003	7.01	(0.01	)(f)	1.83	1.82	(0.25)	—	(0.25)	—

Institutional Class
Six Months Ended April 30, 2008 (Unaudited)	21.11	0.19	(f)	(2.41)	(2.22)	(0.27)	(0.98)	(1.25)	—	(g)
Year Ended October 31, 2007	16.83	0.34	(f)	4.17	4.51	(0.23)	—	(0.23)	—	(g)
Year Ended October 31, 2006	12.70	0.42	(f)	3.91	4.33	(0.20)	—	(0.20)	—	(g)
Year Ended October 31, 2005	10.64	0.23	(f)	2.15	2.38	(0.32)	—	(0.32)	—	(g)
Year Ended October 31, 2004	8.61	0.29	(f)	1.83	2.12	(0.09)	—	(0.09)	—
Year Ended October 31, 2003	7.02	0.02	(f)	1.82	1.84	(0.25)	—	(0.25)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b) (c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$17.41	(10.80)%	$118,694	1.31%	1.61%	1.31%		46%
20.84	26.60	106,228	1.34	1.55	1.34		92
16.65	33.85	23,013	1.39	2.65	1.39		80
12.59	22.18	2,891	1.44	1.74	1.82		76
10.59	24.18	189	1.45	2.76	6.96	(h)	108
8.53	26.71	60	1.45	0.37	10.04	(h)	132

17.12	(11.02)	13,458	1.81	1.05	1.81		46
20.46	25.96	14,604	1.84	1.04	1.84		92
16.37	33.20	7,790	1.89	2.27	1.90		80
12.40	21.69	1,314	1.94	1.21	2.60		76
10.41	23.51	441	1.95	2.21	7.71	(h)	108
8.46	25.97	249	1.95	(0.94)	10.41	(h)	132

17.00	(10.99)	20,065	1.81	1.14	1.81		46
20.36	25.96	17,193	1.84	1.09	1.84		92
16.37	8.70	1,691	1.92	0.03	1.93		80

17.56	(10.69)	838,145	1.06	1.97	1.06		46
21.01	26.91	732,412	1.09	1.68	1.09		92
16.76	34.22	259,906	1.14	2.63	1.14		80
12.65	22.47	52,274	1.22	1.86	1.31		76
10.59	24.17	18,023	1.37	2.57	1.76		108
8.58	26.89	16,538	1.39	(0.15)	1.86		132

17.64	(10.61)	259,844	0.91	2.13	0.91		46
21.11	27.10	201,062	0.94	1.80	0.94		92
16.83	34.47	51,749	0.94	2.82	1.01		80
12.70	22.82	34,624	0.95	2.00	1.16		76
10.64	24.85	28,804	0.95	2.98	1.49		108
8.61	27.23	26,356	0.95	0.28	1.55		132

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption Fees
Intrepid International Fund
Class A
Six Months Ended April 30, 2008 (Unaudited)	$27.57	$0.24		$(3.86)	$(3.62)	$(0.20)	$(0.39)	$(0.59)	$—	(g)
Year Ended October 31, 2007	21.77	0.21	(f)	5.72	5.93	(0.13)	—	(0.13)	—	(g)
Year Ended October 31, 2006	17.24	0.24	(f)	4.46	4.70	(0.17)	—	(0.17)	—	(g)
Year Ended October 31, 2005	15.02	(0.27)		2.70	2.43	(0.21)	—	(0.21)	—	(g)
Year Ended October 31, 2004	13.36	0.08	(f)	1.74	1.82	(0.16)	—	(0.16)	—
Year Ended October 31, 2003	10.90	0.06	(f)	2.51	2.57	(0.11)	—	(0.11)	—

Class C
Six Months Ended April 30, 2008 (Unaudited)	27.33	0.18		(3.83)	(3.65)	(0.11)	(0.39)	(0.50)	—	(g)
Year Ended October 31, 2007	21.70	0.10	(f)	5.67	5.77	(0.14)	—	(0.14)	—	(g)
February 28, 2006 (e) through October 31, 2006	19.66	0.10	(f)	1.94	2.04	—	—	—	—	(g)

Select Class
Six Months Ended April 30, 2008 (Unaudited)	27.96	0.28		(3.92)	(3.64)	(0.24)	(0.39)	(0.63)	—	(g)
Year Ended October 31, 2007	22.08	0.28	(f)	5.79	6.07	(0.19)	—	(0.19)	—	(g)
February 28, 2006 (e) through October 31, 2006	19.90	0.20	(f)	1.98	2.18	—	—	—	—	(g)

Institutional Class
Six Months Ended April 30, 2008 (Unaudited)	28.05	0.35		(3.97)	(3.62)	(0.30)	(0.39)	(0.69)	—	(g)
Year Ended October 31, 2007	22.11	0.34	(f)	5.81	6.15	(0.21)	—	(0.21)	—	(g)
Year Ended October 31, 2006	17.52	0.36	(f)	4.51	4.87	(0.28)	—	(0.28)	—	(g)
Year Ended October 31, 2005	15.27	0.31		2.25	2.56	(0.31)	—	(0.31)	—	(g)
Year Ended October 31, 2004	13.60	0.19	(f)	1.75	1.94	(0.27)	—	(0.27)	—
Year Ended October 31, 2003	11.02	0.15	(f)	2.55	2.70	(0.12)	—	(0.12)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b) (c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$23.36	(13.19)%	$21,757	1.51%		2.07%	1.54%	62%
27.57	27.38	24,750	1.50		0.84	1.54	84
21.77	27.46	12,886	1.50		1.17	1.64	92
17.24	16.28	2,700	1.63		0.64	1.76	56
15.02	13.74	5,294	1.69		0.58	1.97	93
13.36	23.77	6,000	1.80		0.54	2.41	79

23.18	(13.40)	4,264	2.01	(h)	1.56	2.04	62
27.33	26.74	4,861	2.00		0.40	2.04	84
21.70	10.38	1,508	2.00		0.76	2.12	92

23.69	(13.07)	1,727,241	1.26	(h)	2.41	1.29	62
27.96	27.69	1,966,815	1.25		1.14	1.29	84
22.08	10.95	521,615	1.25		1.46	1.38	92

23.74	(12.99)	274,104	1.01	(h)	2.46	1.14	62
28.05	28.04	368,217	1.00		1.37	1.14	84
22.11	28.07	496,326	1.00		1.74	1.24	92
17.52	16.97	103,598	1.00		1.46	1.23	56
15.27	14.44	138,282	1.00		1.31	1.34	93
13.60	24.74	135,000	1.00		1.31	1.41	79

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

Classes Offered
Emerging Markets Equity Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I
International Equity Fund	Class A, Class B, Class C, Class R5 and Select Class	JPM I
International Equity Index Fund	Class A, Class B, Class C and Select Class	JPM II
International Opportunities Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I
International Value Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I
Intrepid International Fund	Class A, Class C, Select Class and Institutional Class	JPM I

Class C commenced operations on July 31, 2007 for the International Opportunities Fund.

Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives shall generally be valued each day by third party broker-dealers or counterparties or by independent or affiliated pricing services approved by the Board of Trustees. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no

84   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of April 30, 2008 (amounts in thousands):

	Value	Percentage
International Equity Fund	—(a)	—(b)

(a)	Amount rounds to less than $1,000.

(b)	Amount rounds to less than 0.1%.

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to investments. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of April 30, 2008, the International Equity Index Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

F. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. The Funds may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains to the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of April 30, 2008, the Funds had outstanding forward foreign currency exchange contracts as listed on their Schedules of Portfolio Investments.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

G. Securities Lending — To generate additional income, each Fund (except the Intrepid International Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statements of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the six months ended April 30, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. Effective March 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of April 30, 2008, the following Funds had securities with the following values on loan, received the following collateral and, for the six months then ended, paid the following amounts to related party affiliates (amounts in thousands):

	Value of Collateral	Value of Loaned Securities	Lending Agent Fees Paid
Emerging Markets Equity Fund	$19,950	$18,965	$5
International Equity Fund	67,415	64,039	93
International Equity Index Fund	233,677	214,497	112
International Opportunities Fund	33,465	31,963	7
International Value Fund	142,796	136,214	28

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is

86   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact on the Funds’ financial statements.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for the International Equity Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

M. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

N. Recent Accounting Pronouncements — In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Emerging Markets Equity Fund	1.00%
International Equity Fund	0.80
International Equity Index Fund	0.55
International Opportunities Fund	0.60
International Value Fund	0.60
Intrepid International Fund	0.85

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended April 30, 2008 were as follows (amounts in thousands):

Emerging Markets Equity Fund	$17
International Equity Fund	32
International Equity Index Fund	10
International Opportunities Fund	7
International Value Fund	27

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2008, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Emerging Markets Equity Fund	0.25%	0.75%	0.75%
International Equity Fund	0.25	0.75	0.75
International Equity Index Fund	0.25	0.75	0.75
International Opportunities Fund	0.25	0.75	0.75
International Value Fund	0.25	0.75	0.75
Intrepid International Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Emerging Markets Equity Fund	$30	$25
International Equity Fund	13	11
International Equity Index Fund	46	23
International Opportunities Fund	1	2
International Value Fund	26	14
Intrepid International Fund	9	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class
Emerging Markets Equity Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.10%
International Equity Fund	0.25	0.25	0.25	0.05%	0.25	n/a
International Equity Index Fund	0.25	0.25	0.25	n/a	0.25	n/a
International Opportunities Fund	0.25	0.25	0.25	n/a	0.25	0.10
International Value Fund	0.25	0.25	0.25	n/a	0.25	0.10
Intrepid International Fund	0.25	n/a	0.25	n/a	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

88   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class
Emerging Markets Equity Fund	2.00%	2.50%	2.50%	n/a	1.75%	1.45%
International Equity Fund	1.31	2.00	2.00	0.86%	1.06	n/a
International Equity Index Fund	1.18	1.93	1.93	n/a	0.93	n/a
International Opportunities Fund	1.42	1.92	1.92	n/a	1.17	0.92
International Value Fund	1.45	1.95	1.95	n/a	1.41	0.95
Intrepid International Fund	1.80	n/a	2.00	n/a	1.25	1.00

The contractual expense limitation agreements were in effect for the six months ended April 30, 2008. The contractual expense limitation percentages in the table above are in place until at least February 28, 2009.

For the six months ended April 30, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
International Equity Fund	$1,282	$457	$423	$2,162
International Equity Index Fund	—	—	799	799
International Opportunities Fund	—	—	57	57
Intrepid International Fund	15	257	152	424

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
International Equity Fund	$26	$17	$—	$43
International Equity Index Fund	—	—	675	675
Intrepid International Fund	—	3	—	3

The Payment by affiliate amount shown in the Statements of Operations represents a payment received by the International Equity Fund and International Equity Index Fund from their Advisor. This payment results from the resolution of a Securities and Exchange Commission (“SEC”) inquiry relating to the relationship of Banc One Investment Advisors Corporation (“BOIA”) (now known as JPMIA) with The One Group Services Company (“TOGSC”), a wholly owned subsidiary of BISYS Group, Inc., in connection with TOGSC’s provision of administration services for these Funds. TOGSC served as the Funds’ or their predecessors’ Administrator until November 2000.

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2008, the International Equity Fund incurred approximately $2,000 in brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

4. Investment Transactions

During the six months ended April 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Equity Fund	$56,561	$54,691
International Equity Fund	94,521	2,230,875
International Equity Index Fund	91,998	277,149
International Opportunities Fund	101,434	80,443
International Value Fund	791,926	500,307
Intrepid International Fund	1,314,682	1,300,685

During the six months ended April 30, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$372,245	$251,111	$16,661	$234,450
International Equity Fund	806,941	434,507	16,508	417,999
International Equity Index Fund	1,016,887	648,956	41,102	607,854
International Opportunities Fund	250,010	29,113	7,320	21,793
International Value Fund	1,339,362	93,302	24,913	68,389
Intrepid International Fund	1,811,108	248,530	49,471	199,059

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2008, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

90   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2008, substantially all of the Funds’ net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2008, International Equity Fund and Intrepid International Fund invested 20.9% and 20.0% of their respective total investments (excluding Investments of Cash Collateral for Securities on Loan) in issuers in the United Kingdom. International Value Fund had 23.7% of its total investments invested in Commercial Banks.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, BOIA, now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates ”means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

9. Subsequent Event

JPMorgan Chase & Co. announced on May 31, 2008 that it completed its acquisition of The Bear Stearns Companies Inc. on May 30, 2008.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   91

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2007, and continued to hold your shares at the end of the reporting period, April 30, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year be fore expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2007	Ending Account Value, April 30, 2008	Expenses Paid During November 1, 2007 to April 30, 2008*	Annualized Expense Ratio
Emerging Markets Equity Fund
Class A
Actual	$1,000.00	$926.60	$8.67	1.81%
Hypothetical	1,000.00	1,015.86	9.07	1.81
Class B
Actual	1,000.00	924.30	11.05	2.31
Hypothetical	1,000.00	1,013.38	11.56	2.31
Class C
Actual	1,000.00	924.40	11.05	2.31
Hypothetical	1,000.00	1,013.38	11.56	2.31
Select Class
Actual	1,000.00	927.40	7.48	1.56
Hypothetical	1,000.00	1,017.11	7.82	1.56
Institutional Class
Actual	1,000.00	928.60	6.76	1.41
Hypothetical	1,000.00	1,017.85	7.07	1.41

92   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

	Beginning Account Value, November 1, 2007	Ending Account Value, April 30, 2008	Expenses Paid During November 1, 2007 to April 30, 2008*	Annualized Expense Ratio
International Equity Fund
Class A
Actual	$1,000.00	$931.50	$6.58	1.37%
Hypothetical	1,000.00	1,018.05	6.87	1.37
Class B
Actual	1,000.00	928.80	9.21	1.92
Hypothetical	1,000.00	1,015.32	9.62	1.92
Class C
Actual	1,000.00	929.00	9.21	1.92
Hypothetical	1,000.00	1,015.32	9.62	1.92
Class R5
Actual	1,000.00	933.40	4.42	0.92
Hypothetical	1,000.00	1,020.29	4.62	0.92
Select Class
Actual	1,000.00	932.70	5.38	1.12
Hypothetical	1,000.00	1,019.29	5.62	1.12

International Equity Index Fund
Class A
Actual	1,000.00	907.60	5.07	1.07
Hypothetical	1,000.00	1,019.54	5.37	1.07
Class B
Actual	1,000.00	903.90	8.43	1.78
Hypothetical	1,000.00	1,016.01	8.92	1.78
Class C
Actual	1,000.00	904.30	8.43	1.78
Hypothetical	1,000.00	1,016.01	8.92	1.78
Select Class
Actual	1,000.00	908.70	3.89	0.82
Hypothetical	1,000.00	1,020.79	4.12	0.82

International Opportunities Fund
Class A
Actual	1,000.00	903.30	6.63	1.40
Hypothetical	1,000.00	1,017.90	7.02	1.40
Class B
Actual	1,000.00	901.20	8.98	1.90
Hypothetical	1,000.00	1,015.42	9.52	1.90
Class C
Actual	1,000.00	901.30	8.98	1.90
Hypothetical	1,000.00	1,015.42	9.52	1.90
Select Class
Actual	1,000.00	905.00	5.45	1.15
Hypothetical	1,000.00	1,019.14	5.77	1.15
Institutional Class
Actual	1,000.00	905.50	4.36	0.92
Hypothetical	1,000.00	1,020.29	4.62	0.92

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   93

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2007	Ending Account Value, April 30, 2008	Expenses Paid During November 1, 2007 to April 30, 2008*	Annualized Expense Ratio
International Value Fund
Class A
Actual	$1,000.00	$892.00	$6.16	1.31%
Hypothetical	1,000.00	1,018.35	6.57	1.31
Class B
Actual	1,000.00	889.80	8.50	1.81
Hypothetical	1,000.00	1,015.86	9.07	1.81
Class C
Actual	1,000.00	890.10	8.51	1.81
Hypothetical	1,000.00	1,015.86	9.07	1.81
Select Class
Actual	1,000.00	893.10	4.99	1.06
Hypothetical	1,000.00	1,019.59	5.32	1.06
Institutional Class
Actual	1,000.00	893.90	4.29	0.91
Hypothetical	1,000.00	1,020.34	4.57	0.91

Intrepid International Fund
Class A
Actual	1,000.00	868.10	7.01	1.51
Hypothetical	1,000.00	1,017.35	7.57	1.51
Class C
Actual	1,000.00	866.00	9.33	2.01
Hypothetical	1,000.00	1,014.87	10.07	2.01
Select Class
Actual	1,000.00	869.30	5.86	1.26
Hypothetical	1,000.00	1,018.60	6.32	1.26
Institutional Class
Actual	1,000.00	870.10	4.70	1.01
Hypothetical	1,000.00	1,019.84	5.07	1.01

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

94   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. April 2008.	SAN-INTEQ-408

SEMI-ANNUAL REPORT
SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED)

JPMorgan Funds

Specialty

Funds

JPMorgan International Realty Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	8
Financial Highlights	14
Notes to Financial Statements	16
Schedule of Shareholder Expenses	21

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 12, 2008

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan International Realty Fund. Inside, you’ll find information detailing the performance of the fund for the six-month period ended April 30, 2008, along with a report from the portfolio manager.

“The slowing economy, soaring commodity prices, weak U.S. and U.K. housing markets, and the U.S. sub-prime mortgage market and ensuing credit crises stifled stock market performance.”

Credit problems fuel market volatility, losses

The slowing economy, soaring commodity prices, weak U.S. and U.K. housing markets, and the U.S. sub-prime mortgage market and ensuing credit crises stifled stock market performance, igniting a widespread market correction. As these problems grew, volatility increased. Market liquidity shrank, and investors generally shunned riskier assets.

Across the board, stock returns were negative for the six-month period. In the U.S., the S&P 500 Index returned –9.64% for the period. Developed international markets, as measured by the MSCI EAFE Index, returned –9.21%, while the MSCI Emerging Markets Index returned –10.29%.

The U.K. stock market outperformed Continental European markets in local currency terms, reflecting the market’s defensive composition and expectations of further rate cuts. Continental European stocks struggled, as rhetoric from the European Central Bank (ECB) became more hawkish. Although euro-zone inflation increased, forecasts for 2008 gross domestic product growth fell, leading to fears of stagflation (stalled growth and rising inflation).

Japanese stocks restored their correlation with European and U.S. stocks. The challenging period included strong appreciation of the yen versus the dollar, lackluster corporate earnings and a downgrade of economic prospects by the Bank of Japan.

Global emerging markets fell along with developed markets, but their strong showing in 2007 offset some of the decline for the six-month period. Mounting fears that weakness in the G7 economies would lead to a downturn in exports, together with negative global investor sentiment, accounted for the asset class’s weakness in the second half of the period. High commodity prices were a mixed blessing, depending on each country’s circumstances.

U.S. Fed, Bank of England cut rates

Concerned about ramifications for the entire U.S. financial system, the Federal Reserve (Fed) took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. At the same time, the Fed launched new liquidity-enhancing measures and relaxed its collateral standards.

The Fed also continued to pursue its “more-traditional” monetary policies in an attempt to avert an economic recession, cutting the fed funds target rate by 250 basis points (bps) during the period.

The Bank of England took a milder approach, cutting interest rates by 75 bps in the six months, from 5.75% to 5.00%. Nevertheless, the nation’s debt bubble remained on the verge of deflating due to falling housing prices and cash-flow-constrained households already pummeled by an overly tight monetary policy.

ECB, Bank of Japan keep rates steady

The Fed’s aggressive response was in stark contrast to that of the ECB. Despite the ECB’s inflation worries, which kept interest rates at 4%, the risks to growth may be greater. The euro’s recent ascent to an all-time high could be problematic, which would be exacerbated if the euro zone’s main trading partners continue to cut rates.

The Bank of Japan finally appointed a new governor, who acknowledged the difficulties facing the country’s economy. The bank’s overnight call rate remained at 0.5%, where it has been since February 2007. In its April report, the bank lowered its outlook for growth and withdrew its longstanding goal of gradually raising interest rates.

Stocks rebound in April

The Fed’s aggressive responses to slowing economic growth and the mounting credit crisis helped provide stability to jittery global markets. In the wake of the Fed’s unprecedented actions in March, stocks throughout the world rebounded nicely in April. The MSCI EAFE Index advanced 5.54% for the month, while the MSCI Emerging Markets Index gained 8.09%.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2008        JPMORGAN SPECIALTY FUNDS   1

JPMorgan International Realty Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 30, 2006
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In thousands)	$44,023
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Realty Fund, which seeks long-term capital growth,* returned –14.35%** (Select Class Shares) for the six months ended April 30, 2008, compared to the –9.21% return for the MSCI EAFE Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in Japan and Hong Kong, and an overweight to Germany. At the individual stock level, Sumitomo Realty & Development Co., a Japanese real estate operating company, detracted from performance. The company had more leverage than its immediate peers, with almost 100% of its development pipeline invested in condominium projects. Pacific Management Corp., a Japanese real estate investment trust (REIT) management company, also hurt returns. The company suffered from slowing growth in its assets under management. An overweight in ING Office Fund, an Australian office REIT with properties in Australia, the U.S. and Europe, hindered performance. The company’s shares fell as office valuations were threatened by rising debt costs in the U.S., Europe and Australia.

On the positive side, stock selection in Singapore and Australia, and an overweight in Singapore contributed to performance. At the individual stock level, an overweight in Singaporean Macquarie MEAG Prime REIT, which owns retail properties in Singapore, China and Japan, helped returns. Slowing retail sales in Singapore initially hurt this stock’s performance, but an attractive valuation prompted investor interest in early 2008. Soon after, rumors of privatization boosted the stock near the end of the first quarter. An overweight in Singapore hospitality company Ascott Group Ltd. also aided returns. With its Pan-Asian operations, the company was positioned to benefit from consistently high levels of business travel to the region. During the first quarter, the company announced it would be acquired by CapitaLand Ltd., another diversified real estate owner in Singapore and sponsor of several Singapore REITs. The result was significant outperformance versus the country market. An underweight in the Australian REIT Centro Properties Group Ltd. contributed to performance. Centro Properties halted trading on December 14, 2007, after announcing it was having difficulty refinancing short-term debt, including debt from its acquisition of U.S. retail REIT New Plan Excel Realty Trust. However, the Fund did not own enough of the stock to hurt returns.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund attempted to achieve consistent long-term returns (appreciation and income) that exceed the total return of its benchmark by investing in a diversified portfolio composed primarily of equity REITs. We drew upon our network of REIT specialists, global economists, equity and fixed income research analysts and real estate investors to develop a sustainable information advantage. We projected long-term cash flow for each company and value REITs using a proprietary dividend discount model. Stock selection, not sector or country bets, was the primary driver of performance.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Mitsubishi Estate Co., Ltd. (Japan)	10.7%
2.	Mitsui Fudosan Co., Ltd. (Japan)	7.6
3.	Unibail-Rodamco (France)	7.2
4.	Sun Hung Kai Properties Ltd. (Hong Kong)	6.3
5.	Land Securities Group plc (United Kingdom)	5.1
6.	Westfield Group (Australia)	3.6
7.	Artis REIT (Canada)	3.3
8.	Macquarie MEAG Prime REIT (Singapore)	3.0
9.	CapitaMall Trust (Singapore)	2.7
10.	ING Industrial Fund (Australia)	2.5

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	30.3%
Australia	13.5
United Kingdom	8.9
Hong Kong	8.4
Singapore	7.7
France	7.2
Canada	5.9
Finland	3.7
Netherlands	2.6
Austria	2.4
Germany	2.2
Sweden	1.0
Others (each less than 1.0%)	0.5
Short-Term Investments	5.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2008. The Fund’s composition is subject to change.

2   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/06
Without Sales Charge		(14.03)%	(1.52)%
With Sales Charge*		(18.53)	(5.20)
CLASS C SHARES	11/30/06
Without CDSC		(14.46)	(2.01)
With CDSC**		(15.46)	(2.01)
CLASS R5 SHARES	11/30/06	(13.68)	(1.09)
SELECT CLASS SHARES	11/30/06	(13.80)	(1.23)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period.

LIFE OF FUND PERFORMANCE (11/30/06 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Realty Fund, MSCI EAFE Index, GPR 250 Global (ex United States) Index and the Lipper Real Estate Funds Index from November 30, 2006 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index and the GPR 250 Global (ex United States) Index do not reflect the deduction of expenses or sales charges associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Real Estate Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The GPR 250 Global (ex United States) Index is a subset of the GPR 250 Property Securities Index, where the GPR 250 Property Securities Index consists of the 250 most liquid property companies worldwide and uses the tradeable market capitalizations of these companies as index weights and the GPR 250 Global (ex United States) Index excludes all US companies. The GPR 250 Global (ex United States) Index returns are calculated net of withholding tax. The Lipper Real Estate Funds Index represents the total returns of funds in the indicated categories, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay of Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN SPECIALTY FUNDS   3

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.6% (l)
		Common Stocks — 94.6%
		Australia — 13.6%
455		CFS Retail Property Trust	958
760		Commonwealth Property Office Fund	1,005
173		Goodman Group	734
139		GPT Group	437
568		ING Industrial Fund	1,116
154		Valad Property Group	137
92		Westfield Group	1,586
			5,973
		Austria — 2.4%
36		Conwert Immobilien Invest SE (a)	669
34		IMMOFINANZ AG	371
			1,040
		Canada — 6.0%
96		Artis REIT	1,470
14		First Capital Realty Inc.	320
40		RioCan REIT	837
			2,627
		Cyprus — 0.6%
30		Mirland Development Corp. plc (a)	277
		Finland — 3.5%
89		Citycon OYJ	514
85		Technopolis plc OYJ	767
9		YIT OYJ	240
			1,521
		France — 7.2%
12		Unibail-Rodamco	3,169
		Germany — 2.2%
37		Alstria Office AG (a)	715
25		GWB Immobilien AG (a)	269
			984
		Hong Kong — 8.4%
160		Sun Hung Kai Properties Ltd.	2,796
179		Wharf Holdings Ltd.	904
			3,700
		Japan — 30.4%
—	(h)	BLife Investment Corp.	16
—	(h)	DA Office Investment Corp.	39
—	(h)	Global One Real Estate Investment Corp.	359
—	(h)	Japan Logistics Fund, Inc.	511
—	(h)	Japan Retail Fund Investment Corp.	290
—	(h)	MID REIT, Inc.	644
163		Mitsubishi Estate Co., Ltd.	4,739
133		Mitsui Fudosan Co., Ltd.	3,361
—	(h)	Nippon Accommodations Fund, Inc.	804
—	(h)	Nippon Building Fund, Inc.	1,011
—	(h)	Tokyu REIT, Inc.	724
—	(h)	Top REIT, Inc.	913
			13,411
		Netherlands — 2.6%
8		Corio N.V. (a)	744
3		Wereldhave N.V.	392
			1,136
		Singapore — 7.8%
144		Ascendas REIT	275
126		CapitaLand Ltd.	635
469		CapitaMall Trust	1,207
1,429		Macquarie MEAG Prime REIT	1,307
			3,424
		Sweden — 1.0%
4		Castellum AB	40
40		Hufvudstaden AB, Class A	394
			434
		United Kingdom — 8.9%
55		Great Portland Estates plc	500
31		Hammerson plc	607
74		Land Securities Group plc	2,262
132		Safestore Holdings plc	380
21		Segro plc	191
			3,940
		Total Long-Term Investments (Cost $40,665)	41,636

NUMBER OF RIGHTS
Rights — 0.1%
Finland — 0.1%
85	Technopolis plc OYJ, expiring 5/20/08 (Cost $—) (a)	51

SHARES
Short-Term Investments — 5.7%
Investment Company — 5.7%
2,514	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $2,514)	2,514

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
	Total Investments — 100.4% (Cost $43,179)	44,201
	Liabilities in Excess of Other Assets — (0.4)%	(178)
	NET ASSETS — 100.0%	$44,023

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Real Estate Management & Development	34.9%
Diversified	22.3
Shopping Centers	17.3
Office	11.3
Apartments	3.9
Industrials	3.7
Others (each less than 1.0%)	0.8
Short-Term Investments	5.8

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/08		NET UNREALIZED APPRECIATION (DEPRECIATION)
4,342,790	AUD	06/17/08	$3,981	$4,073		$92
225,854	AUD for
208,382	CAD	06/17/08	207	212	#	5
257,663	CHF	06/17/08	252	249		(3)
210,427	EUR	06/17/08	328	328		— (h)
152,986	EUR for
255,185	AUD	06/17/08	239	238	#	(1)
836,740	EUR for
130,270,350	JPY	06/17/08	1,256	1,304	#	48
846,328	GBP	06/17/08	1,693	1,677		(16)
114,391	GBP for
254,224	AUD	06/17/08	239	227	#	(12)
131,706	GBP for
261,534	CAD	06/17/08	260	261	#	1
266,899	GBP for
53,343,395	JPY	06/17/08	515	529	#	14
32,319,663	HKD	06/17/08	4,158	4,153		(5)
1,840,893	HKD for
24,647,718	JPY	06/17/08	238	237	#	(1)
284,135,636	JPY	06/17/08	2,805	2,740		(65)
51,112,117	JPY for
546,427	AUD	06/17/08	513	493	#	(20)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN SPECIALTY FUNDS   5

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts (continued)

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/08		NET UNREALIZED APPRECIATION (DEPRECIATION)
47,147,184	JPY for
300,509	EUR	06/17/08	$468	$455	#	$(13)
19,985,365	JPY for
98,441	GBP	06/17/08	195	193	#	(2)
21,079,039	JPY for
1,615,227	HKD	06/17/08	208	203	#	(5)
20,621,826	JPY for
286,225	SGD	06/17/08	212	199	#	(13)
3,936,318	SEK	06/17/08	660	656		(4)
1,527,859	SGD	06/17/08	1,120	1,129		9
338,485	SGD for
1,908,867	HKD	06/17/08	245	250	#	5
1,482,781	ZAR	06/17/08	181	194		13
			$19,973	$20,000		$27

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,690,091	AUD	06/17/08	$1,555	$1,585	$(30)
358,097	CAD	06/17/08	361	355	6
1,390,981	EUR	06/17/08	2,155	2,168	(13)
603,886	GBP	06/17/08	1,196	1,197	(1)
7,676,829	HKD	06/17/08	987	986	1
370,683,640	JPY	06/17/08	3,649	3,575	74
9,497,477	SEK	06/17/08	1,566	1,582	(16)
3,565,652	SGD	06/17/08	2,579	2,635	(56)
			$14,048	$14,083	$(35)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/08 of the currency being sold, and the value at 04/30/08 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2008

JPMorgan Specialty Funds

ABBREVIATIONS AND DEFINITIONS:

AUD—	Australian Dollar

CAD—	Canadian Dollar

CHF—	Swiss Franc

EUR—	Euro

GBP—	British Pound

HKD—	Hong Kong Dollar

JPY—	Japanese Yen

REIT—	Real Estate Investment Trust

SEK—	Swedish Krona

SGD—	Singapore Dollar

ZAR—	South African Rand

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(l)—	All or a portion of these securities are reserved for current or potential holdings with the custodian for forward foreign currency contracts.

The value and percentage of the investments that apply the fair valuation policy for international investments as described in Note 2A are approximately $38,770,000 and 87.7% of total investments, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN SPECIALTY FUNDS   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	International Realty Fund
ASSETS:
Investments in non-affiliates, at value	$41,687
Investments in affiliates, at value	2,514
Total investment securities, at value	44,201
Cash	179
Foreign currency, at value	54
Receivables:
Investment securities sold	2,036
Fund shares sold	224
Interest and dividends	105
Tax reclaims	4
Unrealized appreciation on forward foreign currency exchange contracts	268
Total Assets	47,071

LIABILITIES:
Payables:
Investment securities purchased	2,477
Fund shares redeemed	94
Unrealized depreciation on forward foreign currency exchange contracts	276
Accrued liabilities:
Investment advisory fees	3
Administration fees	—	(b)
Shareholder servicing fees	4
Distribution fees	8
Custodian and accounting fees	83
Trustees’ and Chief Compliance Officer’s fees	—	(b)
Other	103
Total Liabilities	3,048
Net Assets	$44,023

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2008

International Realty Fund
NET ASSETS:
Paid in capital	$50,437
Accumulated undistributed (distributions in excess of) net investment income	(929)
Accumulated net realized gains (losses)	(6,502)
Net unrealized appreciation (depreciation)	1,017
Total Net Assets	$44,023

Net Assets:
Class A	$6,946
Class C	11,107
Class R5	17,911
Select Class	8,059
Total	$44,023

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	504
Class C	810
Class R5	1,298
Select Class	585

Net Asset Value:
Class A — Redemption price per share	$13.77
Class C — Offering price per share (a)	13.72
Class R5 — Offering and redemption price per share	13.80
Select Class — Offering and redemption price per share	13.78
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$14.53

Cost of investments in non-affiliates	$40,665
Cost of investments in affiliates	2,514
Cost of foreign currency	54

(a)	Redemption price for Class C Shares varies based upon the length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN SPECIALTY FUNDS   9

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

International Realty Fund
INVESTMENT INCOME:
Dividend income	$663
Dividend income from affiliates (a)	16
Interest income	4
Foreign taxes withheld	(73)
Total investment income	610

EXPENSES:
Investment advisory fees	167
Administration fees	19
Distribution fees:
Class A	9
Class C	35
Shareholder servicing fees:
Class A	9
Class C	12
Class R5	3
Select Class	9
Custodian and accounting fees	79
Interest expense	2
Professional fees	48
Trustees’ and Chief Compliance Officer’s fees	— (b)
Printing and mailing costs	1
Registration and filing fees	54
Transfer agent fees	53
Other	4
Total expenses	504
Less amounts waived	(191)
Less expense reimbursements	(67)
Net expenses	246
Net investment income (loss)	364

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(4,459)
Foreign currency transactions	(213)
Net realized gain (loss)	(4,672)
Change in net unrealized appreciation (depreciation) of:
Investments	(997)
Foreign currency translations	(130)
Change in net unrealized appreciation (depreciation)	(1,127)
Net realized/unrealized gains (losses)	(5,799)
Change in net assets resulting from operations	$(5,435)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Realty Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$364	$275
Net realized gain (loss)	(4,672)	(1,180)
Change in net unrealized appreciation (depreciation)	(1,127)	2,144
Change in net assets resulting from operations	(5,435)	1,239

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net investment income	(448)	— (b)
Class C Shares
From net investment income	(564)	— (b)
Class R5
From net investment income	(608)	(1)
Select Class Shares
From net investment income	(590)	(8)
Total distributions to shareholders	(2,210)	(9)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	13,345	37,093

NET ASSETS:
Change in net assets	5,700	38,323
Beginning of period	38,323	—
End of period	$44,023	$38,323
Accumulated undistributed (distributions in excess of) net investment income	$(929)	$917

(a)	Commencement of operations was November 30, 2006.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN SPECIALTY FUNDS   11

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Realty Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,255	$10,873
Dividends and distributions reinvested	257	— (b)
Cost of shares redeemed	(4,006)	(1,686)
Redemption fees	1	2
Change in net assets from Class A capital transactions	$(493)	$9,189
Class C
Proceeds from shares issued	$5,933	$13,662
Dividends and distributions reinvested	230	— (b)
Cost of shares redeemed	(5,057)	(1,625)
Redemption fees	1	2
Change in net assets from Class C capital transactions	$1,107	$12,039
Class R5
Proceeds from shares issued	$11,131	$8,338
Dividends and distributions reinvested	608	— (b)
Cost of shares redeemed	(266)	(283)
Redemption fees	2	1
Change in net assets from Class R5 capital transactions	$11,475	$8,056
Select Class
Proceeds from shares issued	$6,082	$11,348
Dividends and distributions reinvested	284	8
Cost of shares redeemed	(5,111)	(3,549)
Redemption fees	1	2
Change in net assets from Select Class capital transactions	$1,256	$7,809

Total change in net assets from capital transactions	$13,345	$37,093

(a)	Commencement of operations was November 30, 2006.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2008

	International Realty Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007 (a)
SHARE TRANSACTIONS:
Class A
Issued	227	650
Reinvested	19	— (b)
Redeemed	(287)	(105)
Change in Class A Shares	(41)	545
Class C
Issued	447	819
Reinvested	17	— (b)
Redeemed	(371)	(102)
Change in Class C Shares	93	717
Class R5
Issued	798	491
Reinvested	45	— (b)
Redeemed	(19)	(17)
Change in Class R5 Shares	824	474
Select Class
Issued	433	720
Reinvested	21	1
Redeemed	(371)	(219)
Change in Select Class Shares	83	502

(a)	Commencement of operations was November 30, 2006.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN SPECIALTY FUNDS   13

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption Fees
International Realty Fund
Class A
Six Months Ended April 30, 2008 (Unaudited)	$17.12	$0.12	(f)	$(2.61)	$(2.49)	$(0.86)	$—	(g)
November 30, 2006 (e) through October 31, 2007	15.00	0.23	(f)	1.92	2.15	(0.04)	0.01

Class C
Six Months Ended April 30, 2008 (Unaudited)	17.04	0.09	(f)	(2.60)	(2.51)	(0.81)	—	(g)
November 30, 2006 (e) through October 31, 2007	15.00	0.16	(f)	1.90	2.06	(0.03)	0.01

Class R5
Six Months Ended April 30, 2008 (Unaudited)	17.18	0.16	(f)	(2.63)	(2.47)	(0.91)	—	(g)
November 30, 2006 (e) through October 31, 2007	15.00	0.32	(f)	1.90	2.22	(0.05)	0.01

Select Class
Six Months Ended April 30, 2008 (Unaudited)	17.16	0.15	(f)	(2.64)	(2.49)	(0.89)	—	(g)
November 30, 2006 (e) through October 31, 2007	15.00	0.27	(f)	1.92	2.19	(0.04)	0.01

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b) (c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 13.77	(14.48)%	$6,946	1.41	%(h)	1.74%	2.83%	85%
17.12	14.44	9,333	1.40		1.52	3.80	175

13.72	(14.66)	11,107	1.91	(h)	1.38	3.31	85
17.04	13.85	12,223	1.90		1.08	4.19	175

13.80	(14.29)	17,911	0.96	(h)	2.40	2.34	85
17.18	14.88	8,148	0.95		2.12	2.85	175

13.78	(14.41)	8,059	1.16	(h)	2.17	2.56	85
17.16	14.73	8,619	1.15		1.78	4.71	175

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN SPECIALTY FUNDS   15

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
International Realty Fund	Class A, Class C, Class R5 and Select Class

The Fund commenced operations on November 30, 2006.

Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives shall generally be valued each day by third party broker-dealers or counterparties or by independent or affiliated pricing services approved by the Board of Trustees. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding

16   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2008

taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

C. Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund’s exposure to foreign currency exchange fluctuations. The Fund may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains to the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of April 30, 2008, the Fund had outstanding forward foreign currency exchange contracts as listed on its Schedule of Portfolio Investments.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact on the Fund’s financial statements.

G. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I. Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

J. Recent Accounting Pronouncements — In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires

APRIL 30, 2008        JPMORGAN SPECIALTY FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.90% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Fund in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended April 30, 2008, was approximately $1,000.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2008, the annualized effective rate was 0.10% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2008, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$1	$3

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and

18   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2008

accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
1.40%	1.90%	0.95%	1.15%

The contractual expense limitation agreements were in effect for the six months ended April 30, 2008. The contractual expense limitation percentages in the table above are in place until at least February 28, 2009.

For the six months ended April 30, 2008, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$164	$18	$9	$191	$67

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2008, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended April 30, 2008, the Fund incurred approximately $130 in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$41,192	$31,268

During the six months ended April 30, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2008, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$43,179	$2,331	$1,309	$1,022

APRIL 30, 2008        JPMORGAN SPECIALTY FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility at April 30, 2008, or at any time during the six months then ended.

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

From time to time, the Fund’s investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2008, substantially all of the Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2008, the Fund invested approximately 30.3% of its total investments in issuers in Japan.

The Fund invests primarily in shares of real estate securities. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

8. Subsequent Event

JPMorgan Chase & Co. announced on May 31, 2008 that it completed its acquisition of The Bear Stearns Companies Inc. on May 30, 2008.

20   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2007, and continued to hold your shares at the end of the reporting period, April 30, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year be fore expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2007	Ending Account Value, April 30, 2008	Expenses Paid During November 1, 2007 to April 30, 2008*	Annualized Expense Ratio
International Realty Fund
Class A
Actual	$1,000.00	$855.20	$6.50	1.41%
Hypothetical	1,000.00	1,017.85	7.07	1.41
Class C
Actual	1,000.00	853.40	8.80	1.91
Hypothetical	1,000.00	1,015.37	9.57	1.91
Class R5
Actual	1,000.00	857.10	4.43	0.96
Hypothetical	1,000.00	1,020.09	4.82	0.96
Select Class
Actual	1,000.00	855.90	5.35	1.16
Hypothetical	1,000.00	1,019.10	5.82	1.16

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

APRIL 30, 2008        JPMORGAN SPECIALTY FUNDS   21

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. April 2008.	SAN-INTR-408

SEMI-ANNUAL REPORT
SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED)

JPMorgan Funds

Tax Aware

Funds

JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware Large Cap Growth Fund
JPMorgan Tax Aware Real Return Fund
JPMorgan Tax Aware Short-Intermediate Income Fund
JPMorgan Tax Aware U.S. Equity Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Tax Aware Disciplined Equity Fund	2
JPMorgan Tax Aware Enhanced Income Fund	4
JPMorgan Tax Aware Large Cap Growth Fund	6
JPMorgan Tax Aware Real Return Fund	8
JPMorgan Tax Aware Short-Intermediate Income Fund	10
JPMorgan Tax Aware U.S. Equity Fund	12
Schedules of Portfolio Investments	14
Financial Statements	36
Financial Highlights	50
Notes to Financial Statements	58
Schedule of Shareholder Expenses	65

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 12, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for certain JPMorgan Tax Aware Funds. Inside, you’ll find information detailing the performance of the funds for the six-month period ended April 30, 2008, along with a report from the portfolio managers.

“Equity investors faced significant challenges during the six months, as negative news impacted the financial markets.”

Stocks falter as investors shun risk

Equity investors faced significant challenges during the six months, as negative news impacted the financial markets. After enjoying a lengthy period of healthy returns, U.S. stocks were negatively affected early in the period, as problems in other segments of the economy spilled into the stock market. The slowing economy and weak housing market — coupled with the sub-prime mortgage market and ensuing credit crises — stifled stock market performance, resulting in a widespread market correction.

As these problems grew, volatility increased, and investors attempted to gauge the identity of companies holding risky U.S. mortgage debt and the extent of their losses. As the credit crisis unfolded, several companies in the financial sector revealed large losses from sub-prime debt exposure, which further soured market sentiment.

Market liquidity shrank, as investors shunned riskier assets, favoring the perceived safety of U.S. Treasury securities and other high-quality bonds. As investors flocked to Treasuries, yields plummeted. The two-year Treasury yield, for example, declined 165 basis points (bps) from 3.95% to 2.26% during the six-month period. At the height of the credit crisis, the yield dropped to a low of 1.46% on March 19, 2008.

Across the board, stock returns were sharply negative for the six-month period. The S&P 500 Index returned –9.64%, while large-, mid- and small-cap stocks returned –9.55%, –8.75% and –12.92%, respectively (as measured by the Russell 1000, Russell Midcap and Russell 2000 Indexes). Bonds significantly outperformed stocks, with the Lehman Brothers U.S. Aggregate Index returning 4.08%.

Fed shows its resolve

Concerned about ramifications for the entire U.S. financial system, the Federal Reserve (Fed) took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. At the same time, the Fed demonstrated its commitment to restoring liquidity to the U.S. financial system. It launched new funding facilities for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

The Fed also continued to pursue its “more traditional” monetary policies in an attempt to avert an economic recession. On the heels of a 50-bp cut to the fed funds target rate in September and a 25-bp cut in October, the Fed continued its easing campaign in December, lowering the rate by another 25 bps. On January 22, 2008, the Fed surprised most observers with a 75-bp rate cut prior to its next Federal Open Market Committee meeting, at which the Fed cut another 50 bps from its short-term rate. Additional rate cuts of 75 bps and 25 bps followed at its March and April meetings, respectively, leaving the fed funds target at 2.0%.

Central Bank sparks confidence

The Fed’s aggressive responses to slowing economic growth and the mounting credit crisis helped provide stability to jittery U.S. financial markets. In the wake of the Fed’s unprecedented actions in March, U.S. stocks rebounded nicely in April, with the S&P 500 Index returning 4.87%. In addition, fixed income credit spreads tightened and Treasury yields increased. Key data include the S&P/Case-Shiller Home Price Indexes, whose 20-city composite showed a 10.7% year-over-year drop in late March and, we believe, served as a stark reminder that declining property values — along with rising mortgage default rates — remained serious problems.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   1

JPMorgan Tax Aware Disciplined Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS
Fund Inception	January 30, 1997
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$663,482
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Disciplined Equity Fund, which seeks to provide high after tax total return from a portfolio of selected equity securities,* returned –9.85%** (Institutional Class Shares) for the six months ended April 30, 2008, compared to the –9.64% return for the S&P 500 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the pharmaceutical/medical technology, insurance and retail sectors. At the individual stock level, Merck & Co. Inc. and Schering-Plough Corp. were top detractors from performance. Negative news flow about Merck and Schering-Plough’s co-marketed cholesterol drug, Vytorin, hurt both companies. Investor concerns were heightened after research publications recommended that doctors limit their usage of Vytorin until additional clinical trials could prove the effectiveness of the drug. Of the two companies, Schering-Plough had the greater exposure, with more than 60% of its profits generated by its cholesterol franchise. Ambac Financial Group Inc. also hurt returns. The company announced worse-than-expected credit-related write-downs, its intent to issue a combination of equity and debt under dilutive terms (which it later recanted after the stock had already fallen significantly) and plans to reduce its dividend.

On the positive side, stock selection in the semiconductor, consumer cyclical and systems/network hardware sectors contributed to performance. At the individual stock level, United States Steel Corp. contributed to performance. A number of factors, including rising steel prices in China, higher iron ore prices and increased industry discipline, boosted the company’s stock price. Railroad operator Norfolk Southern Corp. also helped returns. The company benefited from a strong earnings report, which cited increased profit despite higher fuel costs. Improvements in core pricing, combined with operating margin expansion, accounted for the profit gains. Additionally, the company benefited from global commodities growth. Railroad operator CSX Corp. aided performance. The company increased its first-quarter outlook, issued a $3 billion stock buyback program and raised its quarterly dividend. The company benefited from global commodities growth and favorable trends in the railroad industry.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund continued to avoid the most overvalued stocks in the market while focusing on the most undervalued securities, based on its bottom-up approach to stock selection. The investment team continued to search for companies with strong fundamentals. The Fund’s approach toward tax minimization requires the evaluation of whether a new stock’s higher expected return will compensate for the tax cost of selling an existing holding.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	4.1%
2.	Microsoft Corp.	2.4
3.	Procter & Gamble Co.	2.4
4.	AT&T, Inc.	2.3
5.	General Electric Co.	2.1
6.	Bank of America Corp.	2.1
7.	International Business Machines Corp.	2.0
8.	ConocoPhillips	1.9
9.	Cisco Systems, Inc.	1.7
10.	Chevron Corp.	1.7

PORTFOLIO COMPOSITION BY SECTOR***

Financials	16.9%
Information Technology	15.8
Energy	13.8
Health Care	11.4
Industrials	11.1
Consumer Staples	9.5
Consumer Discretionary	9.1
Materials	3.9
Telecommunication Services	3.8
Utilities	3.8
Short-Term Investment	0.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based on total investments as of April 30, 2008. The Fund’s composition is subject to change.

2   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
INSTITUTIONAL CLASS SHARES	1/30/97	(6.59)%	10.32%	3.50%

TEN YEAR FUND PERFORMANCE (4/30/98 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Disciplined Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from April 30, 1998 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged broad-based index that is used as a representation of the U.S. stock market. It includes 500 widely held common stocks. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   3

JPMorgan Tax Aware Enhanced Income Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS
Fund Inception	April 16, 1999
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$89,729
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index
Average Credit Quality	AA–
Duration	0.6 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Enhanced Income Fund, which seeks to provide high after tax current income consistent with principal preservation,* returned 1.29%** (Institutional Class Shares) for the six months ended April 30, 2008, compared to the 1.75% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to its allocation to municipal securities, which averaged more than 95%. The benchmark does not hold any municipals. The Fund’s small allocation (approximately 3%) to short-term mortgage obligations also hurt returns, as these securities underperformed Treasuries. On the positive side, the price/yield ratio between municipals and Treasury obligations, in general, widened dramatically. For example, the ratio between two-year municipals and Treasuries was 90% as of November 1, 2007, and reached a high of 173% before closing the six-month period at 100%. Additionally, the Fund’s yield advantage and long duration position helped offset the steep drop in the yield on three-month Treasury bills.

Q:	HOW WAS THE FUND MANAGED?

A:	Since we expected interest rates to fall in response to a weakening economy, we positioned the Fund with a longer duration bias. This strategy proved effective, as rates tumbled during the period. The Fund had significant exposure to floating-rate instruments entering the six-month period. Nevertheless, we trimmed that exposure in favor of high-quality, fixed-rate municipal bonds. Toward the end of 2007 and into 2008, we dramatically reduced the Fund’s position in auction-rate paper on concerns that fears in the taxable market would bring into question the viability of the auction process. In another defensive move, we limited the Fund’s exposure to troubled monoline insurers, focusing on the underlying credit quality of the issuing municipalities, rather than their insurance protection.

PORTFOLIO COMPOSITION***

Municipal Bonds-Long-Term	43.1%
Investment Company	27.6
Municipal Bonds-Short-Term	24.5
Collateralized Mortgage Obligations	3.1
Corporate Bonds	1.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2008. The Fund’s composition is subject to change.

4   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/01
Without Sales Charge		2.68%	1.91%	2.57%
With Sales Charge*		0.37	1.45	2.29
SELECT CLASS SHARES	5/06/99	2.95	2.17	2.77
INSTITUTIONAL CLASS SHARES	4/16/99	3.21	2.43	3.01

*	Sales Charge for Class A Shares is 2.25%.

LIFE OF FUND PERFORMANCE (4/16/99 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 16, 1999.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Returns for Class A Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Enhanced Income Fund and the Merrill Lynch 3-Month U.S. Treasury Bill Index from April 16, 1999 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the index reflects an initial investment at the end of the month following the Fund’s inception. The performance of the index does not reflect the deduction of expenses, such as investment management fees, or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 3-Month U.S. Treasury Bill Index is a one-security index which, at the beginning of every month, selects for inclusion the bill maturing closest to, but not beyond, 91 days from that date. The issue is then held for one month, sold and rolled into a new bill. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   5

JPMorgan Tax Aware Large Cap Growth Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS
Fund Inception	January 1, 1997
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$25,277
Primary Benchmark	Russell 1000 Growth Index

Q;	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Large Cap Growth Fund, which seeks to provide long term capital growth while minimizing taxable capital gain distributions from a portfolio of large cap equity securities,* returned –8.09%** (Select Class Shares) for the six months ended April 30, 2008, compared to the –9.28% return for the Russell 1000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the materials and processing, financial service and technology sectors. At the individual stock level, MasterCard Inc., which provides a range of payment services to consumers and businesses, contributed to performance. The company’s shares advanced after it reported first-quarter profits that more than doubled due to card use outside the U.S. Cardholder spending in the U.S. also rose but at a more moderate pace. Potash Corp. of Saskatchewan Inc., the world’s largest producer of potash, nitrogen and phosphate products for the fertilizer industry, also helped returns. The company benefited from growing demand for fertilizer, which led to record pricing and cash margins for its products. Monsanto Co., a leading producer of crop-protection products and seeds, aided performance. The company announced third- and fourth-quarter earnings that exceeded Wall Street expectations. Strong sales in South America and improved pricing in the company’s Roundup herbicide drove results.

On the negative side, stock selection in the consumer discretionary, producer durables and utility sectors hurt performance. At the individual stock level, Google Inc., an Internet information provider, detracted from performance. The company came under pressure as investors began to question its sensitivity to an economic slowdown. In addition, the company reported 52% year-over-year growth, which was 2% below Wall Street expectations and marked the first time it missed revenue growth estimates. Celgene Corp., a biopharmaceutical company that develops treatments for cancer and inflammatory diseases, also hurt returns. The company reported disappointing third-quarter revenues. Sales of Revlimid, its new class of oral cancer drugs, were weaker than expected, leading to concerns about Revlimid’s ability to meet Wall Street’s high growth expectations. Nvidia Corp., a graphics technology company, also hindered performance. The company came under pressure due to investor concerns about market share loss and slowing demand in 2008 and 2009.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund employed a process that combined research, valuation and stock selection to identify companies that had a history of above-average growth or that the adviser believed would achieve above-average growth in the future. A disciplined, systematic portfolio construction process was implemented to minimize uncompensated risks relative to the benchmark. The Fund held overweights in companies that had dominant and durable franchises, with the potential to grow above Wall Street expectations. Style characteristics and sector weightings were kept in line with the Russell 1000 Growth Index to minimize volatility relative to the index and ensure that stock selection was the main driver of returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	MasterCard, Inc., Class A	5.0%
2.	Google, Inc., Class A	4.2
3.	Apple, Inc.	4.0
4.	Monsanto Co.	3.8
5.	Potash Corp. of Saskatchewan, Inc. (Canada)	3.2
6.	Research In Motion Ltd. (Canada)	2.9
7.	Gilead Sciences, Inc.	2.9
8.	Lockheed Martin Corp.	2.7
9.	McDonald’s Corp.	2.5
10.	General Dynamics Corp.	2.5

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	26.0%
Industrials	14.6
Health Care	13.6
Materials	11.6
Energy	9.7
Consumer Discretionary	9.3
Financials	5.7
Consumer Staples	5.1
Telecommunication Services	2.5
Short-Term Investment	1.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2008. The Fund’s composition is subject to change.

6   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/01/97	9.97%	8.87%	1.93%

TEN YEAR FUND PERFORMANCE (4/30/98 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Large Cap Growth Fund, the Russell 1000 Growth Index, and the Lipper Large-Cap Growth Funds Index from April 30, 1998 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses, such as investment management fees, or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   7

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS
Fund Inception	August 31, 2005
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$1,028,964
Primary Benchmark	Lehman Brothers 1–10 Year U.S. Treasury Inflation- Protected Securities (TIPS) Index
Average Credit Quality	AA
Duration	5.0 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Real Return Fund, which seeks to maximize after-tax inflation protected return,* returned 2.61%** (Institutional Class Shares) for the six months ended April 30, 2008, compared to the 7.64% return for the Lehman Brothers 1–10 Year U.S. TIPS Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period, as investors liquidated several large municipal portfolios, causing municipals yields to rise while yields on TIPS fell. The Fund’s municipals traded much less expensively than TIPS, which it did not own, as credit and liquidity concerns put pressure on spreads. The Fund’s underweight in New York paper also hurt performance. On the positive side, the Fund’s slightly long duration contributed to performance. In addition, we swapped assets for those at the shorter end of the yield curve. This was advantageous, given the underperformance at the long end of the yield curve. In addition, an overweight in high-quality paper outperformed the broader market, and an underweight in alternative minimum tax paper benefited from spread widening in housing and airports.

Q:	HOW WAS THE FUND MANAGED?

A:	We invested approximately 97% of the Fund in high-quality municipal securities. We also maintained an inflation-overlay strategy using consumer price index swaps. The Fund’s average duration was approximately 5.0 years and its average credit quality rating was AA. We opportunistically decreased our inflation hedge, as inflation expectations declined late in the period. Toward the end of the period, we reduced the Fund’s underlying duration by moving down the yield curve, focusing on securities with shorter-term maturities.

PORTFOLIO COMPOSITION***

Municipal Bonds	89.6%
Short-Term Investment	10.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2008. The Fund’s composition is subject to change.

8   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	8/31/05
Without Sales Charge		3.81%	3.00%
With Sales Charge*		(0.11)	1.53
CLASS C SHARES	8/31/05
Without CDSC		3.21	2.46
With CDSC**		2.21	2.46
SELECT CLASS SHARES	8/31/05	4.08	3.25
INSTITUTIONAL CLASS SHARES	8/31/05	4.12	3.38

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/05 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2005.

This graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Real Return Fund, the Lehman Brothers 1-10 Year U.S. TIPS Index, the Lehman Brothers Competitive Intermediate (1–17 year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2005 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers 1–10 Year U.S. TIPS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Indices do not reflect the deduction of expenses, such as investment management fees, or a sales associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gains of the securities in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers 1–10 Year U.S. TIPS Index measures the performance of intermediate (1–10 year) U.S. Treasury Inflation Protection Securities. The Lehman Brothers Competitive Intermediate (1–17 year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Custom Benchmark is determined by adding 75% of the difference between the Lehman Brothers 1–10 Year U.S. TIPS Index and the Lehman Brothers 1–10 Year U.S. Treasury Index to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index. Expressed as a formula, the Composite Benchmark = ((Lehman Brothers 1–10 Year U.S. TIPS Index — Lehman Brothers 1–10 Year Treasury Index) X 0.75) + Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index. The Lipper Intermediate Municipal Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a minimum investment of $3,000,000 and carry no sales charge.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   9

JPMorgan Tax Aware Short-Intermediate Income Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS
Fund Inception	December 20, 2002
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$265,228
Primary Benchmark	Lehman Brothers 1-5 Year Municipal Blend Index
Average Credit Quality	AA
Duration	2.8 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Short Intermediate Income Fund, which seeks to maximize after-tax income from a portfolio of tax-exempt and taxable securities,* returned 1.85%** (Institutional Class Shares) for the six months ended April 30, 2008, compared to the 3.28% return for the Lehman Brothers 1–5 Year Municipal Blend Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to its “barbelled” yield-curve strategy. Barbell strategies typically emphasize securities at the short and long ends of its maturity range. This posture detracted from performance, as the shorter end of the yield curve outperformed longer-term maturities due to the Federal Reserve’s aggressive rate-easing campaign. In addition, a small allocation to pre-pay municipals underperformed the broader municipal market, which hurt performance. On the positive side, the Fund’s bias toward higher-quality municipal credits and pre-refunded bonds aided performance, as the municipal market suffered significant spread widening stemming from the credit crisis.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund employed a three-step process that combined sector allocation, fundamental research for selecting portfolio securities, and duration management. The portfolio management team aimed to enhance performance and manage risk by underweighting or overweighting sectors. We managed the Fund in anticipation of the credit crisis spilling over into the municipal market. Prior to the downgrade in quality ratings among bond insurers, we trimmed the Fund’s exposure to firms facing potential ratings downgrades. This strategy proved effective, given that insured municipal securities dramatically underperformed uninsured, high-quality municipal bonds.

PORTFOLIO COMPOSITION***

Municipal Bonds-Long-Term	95.5%
Corporate Bonds	2.9
Others (each less than 1.0%)	1.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2008. The Fund’s composition is subject to change.

10   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
SELECT CLASS SHARES	12/20/02	3.58%	2.32%	2.45%
INSTITUTIONAL CLASS SHARES	12/20/02	3.73	2.47	2.59

LIFE OF FUND PERFORMANCE (12/20/02 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 20, 2002.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Short-Intermediate Income Fund, the Lehman Brothers 1–5 Year Municipal Blend Index, and the Lipper Short-Intermediate Municipal Debt Funds Index from December 20, 2002 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Lehman Brothers 1–5 Year Municipal Blend Index does not reflect the deduction of expenses, such as investment management fees, or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short-Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers 1–5 Year Municipal Blend Index is an unmanaged index of investment grade tax-exempt municipal bonds with maturities from 1 to 5.999 years. The Lipper Short-Intermediate Municipal Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   11

JPMorgan Tax Aware U.S. Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS
Fund Inception	December 18, 1996
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In thousands)	$162,701
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware U.S. Equity Fund, which seeks to provide high after tax total return from a portfolio of selected equity securities,* returned –10.00%** (Select Class Shares) for the six months ended April 30, 2008, compared to the –9.64% return for the S&P 500 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the pharmaceutical/medical technology, capital markets and energy sectors. At the individual stock level, Merck & Co. Inc. and Schering-Plough Corp. were top detractors from performance. Negative news flow about Merck and Schering-Plough’s co-marketed cholesterol drug, Vytorin, hurt both companies. Investor concerns were heightened after research publications recommended that doctors limit their usage of Vytorin until additional clinical trials could prove the effectiveness of the drug. Of the two companies, Schering-Plough had the greater exposure, with more than 60% of its profits generated by its cholesterol franchise. Johnson Controls Inc., an automotive parts manufacturer, also hurt returns. The company’s shares declined as credit pressures weighed on its customer base, causing growth expectations to moderate. Additionally, the company provided disappointing full-year guidance by cutting its North American auto production forecast.

On the positive side, stock selection in the retail, network technology and semiconductor sectors contributed to performance. At the individual stock level, Wal-Mart Stores Inc. was a top contributor during the period. The company benefited from an increase in same-store sales for February, outpacing rival Target for the first time since August 2004. Same-stores sales growth was attributed to discounting earlier and more broadly than competitors, luring consumers who were coping with depressed home values, and higher food and energy prices. Analysts also recognized that management had done a better job managing inventory. Corning Inc. also helped returns. The company benefited from a strong earnings report and higher earnings-per-share guidance. The company also raised guidance on LCD glass volume, a main component of flat-panel screens, due to strong demand from outside of the U.S. and Europe. Railroad operator Norfolk Southern Corp. aided performance. The company benefited from a strong earnings report, which cited increased profit despite higher fuel costs. Improvements in core pricing, combined with operating margin expansion, accounted for the profit gains. Additionally, the company benefited from global commodities growth.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund attempted to exploit mispriced stocks, which are cheap relative to fair value, and to avoid owning expensive stocks. The Fund was positioned based on our bottom-up approach to stock selection and was constructed to optimize use of the information advantage in our equity research. We continued to seek to provide high total return while being sensitive to the impact of capital gains taxes on investors’ returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	3.4%
2.	Cisco Systems, Inc.	3.4
3.	Hewlett-Packard Co.	3.0
4.	Wal-Mart Stores, Inc.	2.9
5.	Bank of America Corp.	2.7
6.	Norfolk Southern Corp.	2.4
7.	International Business Machines Corp.	2.3
8.	United Technologies Corp.	2.3
9.	Microsoft Corp.	2.3
10.	News Corp., Class A	2.2

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	18.5%
Financials	15.0
Consumer Staples	13.5
Energy	13.0
Industrials	10.8
Health Care	10.0
Consumer Discretionary	9.2
Telecommunication Services	4.0
Materials	2.8
Utilities	2.4
Short-Term Investment	0.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2008. The Fund’s composition is subject to change.

12   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES
Without Sales Charge	4/16/01	(6.61)%	8.29%	2.95%
With Sales Charge*		(11.53)	7.14	2.40
CLASS B SHARES
Without CDSC	4/16/01	(7.09)	7.76	2.54
With CDSC**		(12.09)	7.46	2.54
CLASS C SHARES
Without CDSC	4/16/01	(7.12)	7.76	2.53
With CDSC***		(8.12)	7.76	2.53
SELECT CLASS SHARES	12/18/96	(6.39)	8.57	3.10
INSTITUTIONAL CLASS SHARES	9/15/00	(6.22)	8.75	3.18

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (4/30/98 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns would have been different.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from April 30, 1998 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses, such as investment management fees, or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged broad-based index that is used as a representation of the U.S. stock market. It includes 500 widely held common stocks. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   13

JPMorgan Tax Aware Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.3%
	Common Stocks — 99.3%
	Aerospace & Defense — 3.5%
67	Boeing Co.	5,686
8	General Dynamics Corp.	708
23	Goodrich Corp.	1,567
4	Honeywell International, Inc.	214
14	Lockheed Martin Corp.	1,433
87	Northrop Grumman Corp.	6,400
103	United Technologies Corp.	7,459
		23,467
	Auto Components — 1.1%
205	Johnson Controls, Inc.	7,222
	Beverages — 0.9%
101	Coca-Cola Co. (The)	5,967
	Biotechnology — 1.8%
102	Amgen, Inc. (a)	4,272
13	Biogen Idec, Inc. (a)	807
57	Celgene Corp. (a)	3,530
58	Gilead Sciences, Inc. (a)	3,012
		11,621
	Building Products — 0.2%
63	Masco Corp.	1,145
	Capital Markets — 4.0%
68	Bank of New York Mellon Corp. (The)	2,943
37	Goldman Sachs Group, Inc. (The)	7,084
40	Lehman Brothers Holdings, Inc.	1,765
67	Merrill Lynch & Co., Inc.	3,334
128	Morgan Stanley	6,235
51	State Street Corp.	3,655
70	TD AMERITRADE Holding Corp. (a)	1,258
		26,274
	Chemicals — 2.5%
29	Air Products & Chemicals, Inc.	2,869
129	Dow Chemical Co. (The)	5,189
25	E.l. du Pont de Nemours & Co.	1,198
4	Monsanto Co.	456
27	PPG Industries, Inc.	1,632
4	Praxair, Inc.	393
105	Rohm & Haas Co.	5,598
		17,335
	Commercial Banks — 3.2%
59	BB&T Corp.	2,020
13	Fifth Third Bancorp	268
98	Huntington Bancshares, Inc.	916
12	Marshall & Ilsley Corp.	305
79	Regions Financial Corp.	1,738
12	SunTrust Banks, Inc.	669
73	TCF Financial Corp.	1,270
158	U.S. Bancorp	5,347
179	Wachovia Corp.	5,227
80	Wells Fargo & Co.	2,373
26	Zions Bancorp	1,210
		21,343
	Communications Equipment — 3.9%
453	Cisco Systems, Inc. (a)	11,607
207	Corning, Inc.	5,519
44	Juniper Networks, Inc. (a)	1,203
171	QUALCOMM, Inc.	7,394
		25,723
	Computers & Peripherals — 4.4%
41	Apple, Inc. (a)	7,144
65	EMC Corp. (a)	1,006
161	Hewlett-Packard Co.	7,453
108	International Business Machines Corp.	13,023
48	Sun Microsystems, Inc. (a)	753
		29,379
	Consumer Finance — 0.6%
38	American Express Co.	1,835
31	Capital One Financial Corp.	1,632
12	Discover Financial Services	220
		3,687
	Diversified Consumer Services — 0.2%
7	Apollo Group, Inc., Class A (a)	356
10	ITT Educational Services, Inc. (a)	767
		1,123
	Diversified Financial Services — 3.6%
366	Bank of America Corp.	13,743
35	CIT Group, Inc.	379
295	Citigroup, Inc.	7,465
3	IntercontinentalExchange, Inc. (a)	388
29	NYSE Euronext	1,917
		23,892
	Diversified Telecommunication Services — 3.8%
401	AT&T, Inc.	15,534
244	Verizon Communications, Inc.	9,375
		24,909

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — 3.2%
115	American Electric Power Co., Inc.	5,119
95	Edison International	4,938
80	FirstEnergy Corp.	6,035
20	FPL Group, Inc.	1,326
48	Northeast Utilities	1,270
23	Pinnacle West Capital Corp.	766
97	Sierra Pacific Resources	1,315
		20,769
	Electrical Equipment — 0.5%
17	Cooper Industries Ltd., Class A	738
50	Rockwell Automation, Inc.	2,684
		3,422
	Electronic Equipment & Instruments — 0.6%
98	Tyco Electronics Ltd., (Bermuda)	3,678
	Energy Equipment & Services — 2.5%
36	Baker Hughes, Inc.	2,948
146	Halliburton Co.	6,702
62	Schlumberger Ltd.	6,193
13	Weatherford International Ltd. (a)	1,025
		16,868
	Food & Staples Retailing — 1.9%
89	CVS/Caremark Corp.	3,589
94	Safeway, Inc.	2,955
65	SYSCO Corp.	1,999
74	Wal-Mart Stores, Inc.	4,267
		12,810
	Food Products — 2.0%
40	Campbell Soup Co.	1,375
67	General Mills, Inc.	4,041
38	Kellogg Co.	1,924
184	Kraft Foods, Inc., Class A	5,819
		13,159
	Health Care Equipment & Supplies — 1.2%
55	Baxter International, Inc.	3,453
33	Covidien Ltd.	1,560
13	CR Bard, Inc.	1,177
31	Medtronic, Inc.	1,514
5	Zimmer Holdings, Inc. (a)	363
		8,067
	Health Care Providers & Services — 2.1%
68	Aetna, Inc.	2,950
6	Cardinal Health, Inc.	323
88	Cigna Corp.	3,753
24	McKesson Corp.	1,271
48	UnitedHealth Group, Inc.	1,558
81	WellPoint, Inc. (a)	4,029
		13,884
	Hotels, Restaurants & Leisure — 1.0%
26	Carnival Corp.	1,025
8	International Game Technology	261
45	McDonald’s Corp.	2,698
39	Starwood Hotels & Resorts Worldwide, Inc.	2,052
35	Wyndham Worldwide Corp.	743
		6,779
	Household Durables — 0.2%
10	Mohawk Industries, Inc. (a)	723
17	Toll Brothers, Inc. (a)	392
		1,115
	Household Products — 2.8%
14	Colgate-Palmolive Co.	969
29	Kimberly-Clark Corp.	1,881
236	Procter & Gamble Co.	15,824
		18,674
	Independent Power Producers & Energy Traders — 0.0% (g)
4	Constellation Energy Group, Inc.	296
	Industrial Conglomerates — 2.4%
436	General Electric Co.	14,240
41	Tyco International Ltd., (Bermuda)	1,915
		16,155
	Insurance — 3.9%
19	Allstate Corp. (The)	962
86	American International Group, Inc.	3,966
17	Assurant, Inc.	1,094
38	Axis Capital Holdings Ltd., (Bermuda)	1,292
32	Chubb Corp. (The)	1,684
48	Genworth Financial, Inc., Class A	1,102
51	Hartford Financial Services Group, Inc.	3,620
54	Lincoln National Corp.	2,924

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   15

JPMorgan Tax Aware Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
44	MetLife, Inc.	2,671
10	Protective Life Corp.	435
16	Prudential Financial, Inc.	1,211
22	RenaissanceRe Holdings Ltd., (Bermuda)	1,152
63	Travelers Cos., Inc. (The)	3,153
45	Unum Group	1,040
5	XL Capital Ltd., Class A, (Bermuda)	167
		26,473
	Internet & Catalog Retail — 0.4%
25	Amazon.com, Inc. (a)	1,998
15	Expedia, Inc. (a)	376
		2,374
	Internet Software & Services — 1.6%
40	eBay, Inc. (a)	1,260
15	Google, Inc., Class A (a)	8,389
43	Yahoo!, Inc. (a)	1,170
		10,819
	IT Services — 0.2%
46	Paychex, Inc.	1,655
	Machinery — 2.4%
60	Caterpillar, Inc.	4,929
33	Dover Corp.	1,623
30	Eaton Corp.	2,668
39	Illinois Tool Works, Inc.	2,042
73	Ingersoll-Rand Co. Ltd., Class A, (Bermuda)	3,222
31	PACCAR, Inc.	1,453
		15,937
	Media — 2.5%
106	CBS Corp., Class B	2,445
17	DISH Network Corp., Class A (a)	516
244	News Corp., Class A	4,369
104	Time Warner, Inc.	1,544
246	Walt Disney Co. (The)	7,965
		16,839
	Metals & Mining — 1.0%
24	Alcoa, Inc.	838
37	United States Steel Corp.	5,758
		6,596
	Multiline Retail — 0.5%
9	J.C. Penney Co., Inc.	384
26	Macy’s, Inc.	650
44	Target Corp.	2,333
		3,367
	Multi-Utilities — 0.6%
101	CMS Energy Corp.	1,473
129	Xcel Energy, Inc.	2,686
		4,159
	Oil, Gas & Consumable Fuels — 11.3%
27	Anadarko Petroleum Corp.	1,797
33	Apache Corp.	4,410
116	Chevron Corp.	11,135
148	ConocoPhillips	12,728
33	Devon Energy Corp.	3,757
31	EOG Resources, Inc.	3,993
296	Exxon Mobil Corp.	27,518
88	Marathon Oil Corp.	3,996
16	Occidental Petroleum Corp.	1,306
7	Sunoco, Inc.	302
61	XTO Energy, Inc.	3,754
		74,696
	Paper & Forest Products — 0.3%
135	Domtar Corp., (Canada) (a)	805
14	Weyerhaeuser Co.	903
		1,708
	Pharmaceuticals — 6.4%
199	Abbott Laboratories	10,486
141	Bristol-Myers Squibb Co.	3,093
55	Johnson & Johnson	3,668
225	Merck & Co., Inc.	8,570
365	Pfizer, Inc.	7,347
264	Schering-Plough Corp.	4,860
96	Wyeth	4,281
		42,305
	Real Estate Investment Trusts (REITs) — 1.2%
10	AMB Property Corp.	566
17	Apartment Investment & Management Co., Class A	611
35	Duke Realty Corp.	855
32	Hospitality Properties Trust	1,014
58	Host Hotels & Resorts, Inc.	994
21	Liberty Property Trust	743
36	ProLogis	2,276
11	Simon Property Group, Inc.	1,138
		8,197

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Road & Rail — 2.1%
12	Burlington Northern Santa Fe Corp.	1,231
75	CSX Corp.	4,723
132	Norfolk Southern Corp.	7,861
		13,815
	Semiconductors & Semiconductor Equipment — 2.0%
84	Altera Corp.	1,790
77	Broadcom Corp., Class A (a)	2,009
72	Intel Corp.	1,592
16	Kla-Tencor Corp.	677
34	Linear Technology Corp.	1,189
65	Texas Instruments, Inc.	1,895
160	Xilinx, Inc.	3,961
		13,113
	Software — 3.2%
555	Microsoft Corp.	15,842
248	Oracle Corp. (a)	5,167
		21,009
	Specialty Retail — 1.8%
26	Abercrombie & Fitch Co., Class A	1,902
19	Advance Auto Parts, Inc.	649
13	AutoZone, Inc. (a)	1,618
25	Best Buy Co., Inc.	1,076
6	Dick’s Sporting Goods, Inc. (a)	172
36	Gap, Inc. (The)	676
59	Home Depot, Inc.	1,697
25	Lowe’s Cos., Inc.	633
161	Staples, Inc.	3,498
		11,921
	Textiles, Apparel & Luxury Goods — 1.4%
76	Coach, Inc. (a)	2,705
78	Nike, Inc., Class B	5,184
4	Polo Ralph Lauren Corp.	255
19	V.F. Corp.	1,443
		9,587
	Thrifts & Mortgage Finance — 0.4%
32	Fannie Mae	906
51	Freddie Mac	1,263
25	Washington Mutual, Inc.	307
		2,476
	Tobacco — 1.9%
177	Altria Group, Inc.	3,536
177	Philip Morris International, Inc. (a)	9,022
		12,558
	Wireless Telecommunication Services — 0.1%
16	Crown Castle International Corp. (a)	602
	Total Long-Term Investments (Cost $558,458)	658,969
Short-Term Investment — 0.9%
	Investment Company — 0.9%
5,654	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $5,654)	5,654
	Total Investments — 100.2% (Cost $564,112)	664,623
	Liabilities in Excess of Other Assets — (0.2)%	(1,141)
	NET ASSETS — 100.0%	$663,482

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   17

JPMorgan Tax Aware Enhanced Income Fund

Schedule of Portfolio Investments
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 46.3%
	Collateralized Mortgage Obligations — 3.0%
	Agency CMO — 2.2%
1,693	Federal National Mortgage Association REMICS, Series 2002-36, Class FS, FRN, 3.40%, 05/25/08	1,714
276	Government National Mortgage Association, Series 2000-38, Class F, FRN, 3.20%, 05/20/08	273
		1,987
	Non-Agency CMO — 0.8%
916	Indymac Index Mortgage Loan Trust, Series 2004-AR7, Class A1, FRN, 3.34%, 05/25/08	705
	Total Collateralized Mortgage Obligations (Cost $2,886)	2,692
	Corporate Bonds — 1.6%
	Diversified Financial Services — 1.6%
1,300	Sigma Finance Corp. (Cayman Islands), FRN, 2.70%, 09/15/08 (e) (f) (i) (s)	1,040
500	ZFS Finance USA Trust III, FRN, 3.95%, 06/16/08 (e) (i)	425
	Total Corporate Bonds (Cost $1,810)	1,465
	Municipal Bonds — 41.7%
	California — 1.2%
1,000	State of California, Series B, GO, VAR, 5.00%, 03/01/10	1,039
	Florida — 4.8%
1,780	Florida Housing Finance Corp., Heritage Villas, Series F, Rev., 4.00%, 10/01/10	1,796
1,000	Highlands County Health Facilities Authority, Adventist Health Hospital, Series I, Rev., VAR, 5.00%, 11/16/09	1,014
1,500	Miami-Dade County School Board, Rev., FGIC, 5.00%, 08/01/08	1,510
		4,320
	Illinois — 1.1%
1,000	Illinois Educational Facilities Authority, University of Chicago, Series B, Rev., VAR, 4.05%, 07/01/09	1,020
	Kansas — 2.0%
1,700	Sedgwick County Unified School District No. 259, GO, MBIA, 5.50%, 09/01/10	1,803
	Louisiana — 1.0%
900	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Series B, Rev., 5.00%, 05/15/09	916
	Michigan — 1.1%
1,000	Detroit Sewer, Second Lien, Series E, Rev., FGIC, LIQ: Depfa Bank plc, 3.74%, 07/10/08	999
	Minnesota — 2.1%
1,815	South Washington County Independent School District No. 833, Series A, GO, MBIA, 5.60%, 02/01/10	1,910
	Mississippi — 0.9%
750	Mississippi Development Bank, Special Obligation, Marshall County Correctional, Series C, Rev., 5.00%, 08/01/10	781
	Missouri — 1.7%
1,500	Missouri Public Utilities Commission, Rev., 4.75%, 09/01/08	1,514
	New York — 0.6%
550	New York State Dormitory Authority, School Districts Funding, Series D, Rev., MBIA, 5.00%, 10/01/09	569
	Oklahoma — 1.1%
1,020	Norman Regional Hospital Authority, Rev., RADIAN, 4.50%, 09/01/08	1,023
	Pennsylvania — 6.6%
1,125	Exeter Township, GO, AMBAC, 5.00%, 07/15/10	1,186
1,125	Pennsylvania Higher Educational Facilities Authority, Lasalle University, Series A, Rev., 5.00%, 05/01/10	1,152
1,500	Pennsylvania Turnpike Commission, Series A, Rev., BAN, AMBAC, 4.00%, 10/15/08	1,511
2,000	University of Pittsburgh, Pittsburgh Panthers, Rev., 5.00%, 08/01/10	2,107
		5,956
	Puerto Rico — 1.5%
1,250	Children’s Trust Fund, Rev., 5.75%, 07/01/10 (p)	1,302
	South Carolina — 2.5%
2,145	County of Charleston, Public Improvement, GO, 5.25%, 11/01/09	2,243
	Texas — 11.9%
1,615	Coppell Independent School District, School Building, GO, MBIA, 4.50%, 08/15/10	1,687
1,200	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., XLCA, 5.00%, 11/01/08	1,209
1,000	SA Energy Acquisition Public Facility Corp., Gas Supply, Rev., 5.00%, 08/01/10	1,013

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Texas — Continued
210	San Leanna Educational Facilities Corp., Saint Edwards University Project, Rev., 4.25%, 06/01/10	212
2,675	State of Texas, GO, TRAN, 4.50%, 08/28/08	2,699
1,500	Texas Municipal Gas Acquisition & Supply Corp., Series B, Senior Lien, Rev., FRN, 2.21%, 05/02/08	1,429
2,350	Texas State Turnpike Authority, Rev., BAN, 5.00%, 06/01/08	2,356
		10,605
	Virginia — 0.4%
345	Stafford County Economic Development Authority, Public Facilities Project, Rev., GTY, 5.00%, 04/01/10	361
	Washington — 1.2%
1,000	Port of Seattle, Sub Lien, Series B, Rev., FGIC, 5.50%, 09/01/09	1,021
	Total Municipal Bonds (Cost $37,180)	37,382
	Total Long-Term Investments (Cost $41,876)	41,539
Short-Term Investments — 50.3%
	Municipal Bonds — 23.7%
	Alabama — 2.8%
2,500	University of Alabama, Birmingham, Series B, Rev., VRDO, 2.62%, 05/02/08	2,500
	District of Columbia — 3.3%
2,945	Catholic University of America, Rev., VRDO, GO, 4.15%, 05/02/08	2,945
	Florida — 2.2%
2,000	JEA, Water & Sewer, Series A-2, Rev., VRDO, 2.50%, 05/02/08	2,000
	Georgia — 2.9%
2,600	De Kalb Private Hospital Authority, Children’s Healthcare, Rev., VRDO, 2.56%, 05/02/08	2,600
	Illinois — 0.6%
500	Illinois Finance Authority, Northwestern Memorial Hospital, Series B-1, Rev., VRDO, 2.50%, 05/01/08	500
	Indiana — 2.2%
2,000	Indiana Health Facility Financing Authority, Columbus Regional Hospital Project, Rev., ARS, FSA, 4.34%, 05/28/08 (i)	2,000
	Michigan — 1.1%
1,000	Michigan Municipal Bond Authority, Rev., VRDO, 4.00%, 05/09/08	1,000
	New Jersey — 1.9%
1,690	New Jersey EDA, School Facilities Construction, Series M-4, Rev., ARS, AMBAC, 5.46%, 08/21/08 (i)	1,690
	New York — 2.2%
2,000	Metropolitan Transportation Authority, Series 1480, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 2.54%, 05/08/08	2,000
1	New York State Environmental Facilities Corp., Clean Water & Drinking, Series 731, Rev., VRDO, LIQ: Morgan Stanley Dean Witter, 2.41%, 05/08/08	1
		2,001
	Texas — 4.5%
1,000	City of Houston, First Lien, Series B4, Rev., VRDO, LOC: Bank of America N.A., 2.05%, 05/02/08	1,000
1,000	San Antonio Empowerment Zone Development Corp., Drury Southwest Hotel Project, Rev., VRDO, LOC: U.S. Bank N.A., 2.60%, 05/08/08	1,000
2,000	State of Texas, Veterans Housing Fund II, Series A-2, GO, VRDO, LIQ: Texas Comptroller Public Accounts, 2.65%, 05/07/08	2,000
		4,000
	Total Municipal Bonds (Cost $21,236)	21,236

SHARES	SECURITY DESCRIPTION	VALUE ($)
	Investment Company — 26.6%
23,911	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (m) (Cost $23,911)	23,911
	Total Short-Term Investments (Cost $45,147)	45,147
	Total Investments — 96.6% (Cost $87,023)	86,686
	Other Assets in Excess of Liabilities — 3.4%	3,043
	NET ASSETS — 100.0%	$89,729

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   19

JPMorgan Tax Aware Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.2%
		Common Stocks — 99.2%
		Aerospace & Defense — 5.7%
7		General Dynamics Corp.	626
6		Lockheed Martin Corp.	682
1		Precision Castparts Corp.	133
			1,441
		Air Freight & Logistics — 0.3%
1		C.H. Robinson Worldwide, Inc.	75
		Biotechnology — 2.9%
14		Gilead Sciences, Inc. (a)	741
		Capital Markets — 2.8%
2		Goldman Sachs Group, Inc. (The)	449
6		Lazard Ltd., Class A, (Bermuda)	248
			697
		Chemicals — 8.5%
9		Monsanto Co.	977
4		Potash Corp. of Saskatchewan, Inc., (Canada)	819
4		Praxair, Inc.	330
			2,126
		Communications Equipment — 4.1%
9		Cisco Systems, Inc. (a)	227
2		Nokia OYJ ADR, (Finland)	57
6		Research In Motion Ltd., (Canada) (a)	750
			1,034
		Computers & Peripherals — 8.1%
6		Apple, Inc. (a)	1,010
13		Hewlett-Packard Co.	598
4		International Business Machines Corp.	432
			2,040
		Construction & Engineering — 2.2%
5		Jacobs Engineering Group, Inc. (a)	392
3		Shaw Group, Inc. (The) (a)	159
			551
		Diversified Financial Services — 2.1%
1		CME Group, Inc.	297
2		IntercontinentalExchange, Inc. (a)	241
			538
		Diversified Telecommunication Services — 1.1%
9		Vimpel-Communications ADR, (Russia)	275
		Electrical Equipment — 2.4%
2		First Solar, Inc. (a)	596
		Energy Equipment & Services — 4.9%
5		National Oilwell Varco, Inc. (a)	326
4		Schlumberger Ltd.	443
2		Transocean, Inc. (a)	353
1		Weatherford International Ltd. (a)	105
			1,227
		Food & Staples Retailing — 1.7%
1		Costco Wholesale Corp.	78
9		CVS/Caremark Corp.	345
			423
		Health Care Equipment & Supplies — 2.5%
8		Baxter International, Inc.	484
1		Intuitive Surgical, Inc. (a)	149
			633
		Health Care Providers & Services — 3.2%
9		Express Scripts, Inc. (a)	613
4		Medco Health Solutions, Inc. (a)	184
			797
		Hotels, Restaurants & Leisure — 3.0%
1		Las Vegas Sands Corp. (a)	69
11		McDonald’s Corp.	628
1		MGM Mirage (a)	53
			750
		Household Products — 0.8%
3		Colgate-Palmolive Co.	212
		Insurance — 0.8%
—	(h)	Markel Corp. (a)	213
		Internet & Catalog Retail — 1.2%
4		Amazon.com, Inc. (a)	296
		Internet Software & Services — 4.3%
2		Google, Inc., Class A (a)	1,075
		IT Services — 5.8%
5		MasterCard, Inc., Class A	1,265
3		Visa, Inc., Class A (a)	217
			1,482
		Life Sciences Tools & Services — 1.9%
8		Thermo Fisher Scientific, Inc. (a)	483
		Machinery — 1.8%
6		Deere & Co.	463
		Media — 1.3%
13		DIRECTV Group, Inc. (The) (a)	316

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Metals & Mining — 3.3%
9	Cia Vale do Rio Doce ADR, (Brazil)	356
3	United States Steel Corp.	488
		844
	Oil, Gas & Consumable Fuels — 4.9%
4	Hess Corp.	379
3	Occidental Petroleum Corp.	259
2	Petroleo Brasileiro S.A. ADR, (Brazil)	226
1	Valero Energy Corp.	58
5	XTO Energy, Inc.	333
		1,255
	Pharmaceuticals — 3.3%
7	Abbott Laboratories	362
2	Shire plc ADR, (United Kingdom)	105
8	Teva Pharmaceutical Industries Ltd. ADR, (Israel)	358
		825
	Road & Rail — 2.4%
6	Burlington Northern Santa Fe Corp.	613
	Semiconductors & Semiconductor Equipment — 1.9%
6	MEMC Electronic Materials, Inc. (a)	376
5	NVIDIA Corp. (a)	111
		487
	Software — 2.0%
5	Microsoft Corp.	150
18	Oracle Corp. (a)	366
		516
	Specialty Retail — 3.1%
1	Abercrombie & Fitch Co., Class A	82
7	GameStop Corp., Class A (a)	373
1	Tiffany & Co.	64
9	TJX Cos., Inc.	280
		799
	Textiles, Apparel & Luxury Goods — 0.8%
3	Nike, Inc., Class B	204
	Tobacco — 2.7%
8	Altria Group, Inc.	154
10	Philip Morris International, Inc. (a)	516
		670
	Wireless Telecommunication Services — 1.4%
3	America Movil S.A.B. de C.V., Series L ADR, (Mexico)	182
2	Mobile Telesystems OJSC ADR, (Russia)	187
		369
	Total Long-Term Investments (Cost $17,112)	25,066
Short-Term Investment — 1.9%
	Investment Company — 1.9%
481	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $481)	481
	Total Investments — 101.1% (Cost $17,593)	25,547
	Liabilities in Excess of Other Assets — (1.1)%	(270)
	NET ASSETS — 100.0%	$25,277

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   21

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 87.6%
	Municipal Bonds — 87.6%
	Arizona — 4.8%
2,500	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A, Rev., FRN, 3.43%, 05/08/08 (m)	2,331
1,485	Arizona Power Authority, Crossover, Special Obligation, Series A, Rev., 5.25%, 10/01/12	1,620
12,040	Arizona School Facilities Board, State School Trust, Series A, Rev., AMBAC, 5.75%, 07/01/14 (p)	13,724
5,475	Arizona State Transportation Board, Series A, Rev., GAN, 5.00%, 07/01/14	5,994
175	Arizona State University, Rev., AMBAC 5.00%, 07/01/15	185
3,450	City of Phoenix, Series A, GO, 5.00%, 07/01/17	3,810
6,760	Maricopa County Unified School District No. 4-Mesa, School Improvement Project 2005, Series C, GO, 4.25%, 07/01/14	7,107
8,130	Maricopa County Unified School District No. 69-Paradise Valley, GO, FGIC, 5.20%, 07/01/16	8,878
1,845	Scottsdale Municipal Property Corp., Rev. 5.00%, 07/01/17	2,037
3,500	Surprise Municipal Property Corp., Rev., 4.70%, 04/01/14	3,212
		48,898
	Arkansas — 0.7%
7,150	City of Fayetteville, Sales & Use Tax, Series A, Rev., FSA, 4.75%, 11/01/16	7,574
	California — 12.8%
4,055	Bay Area Toll Authority, San Francisco Bay Area, Series F, Rev., 5.00%, 04/01/10	4,254
2,805	Burbank California Public Financing Authority, Golden State Redevelopment Project, Tax Allocation, Series A, FGIC, 5.00%, 12/01/17	2,925
200	California Infrastructure & Economic Development Bank, Revolving Fund, Rev., 5.00%, 10/01/14	207
	California State Department of Water & Power Resources,
2,070	Rev., FSA-CR, 5.00%, 05/01/18	2,223
5,000	Series A, Rev., 5.75%, 05/01/12 (p)	5,586
850	Series A, Rev., MBIA, 5.25%, 05/01/12	917
8,025	California State, Water Systems, Unrefunded Balance, Series J-2, Rev., 7.00%, 12/01/11	9,172
	California State Public Works Board, University of California Research Project,
1,000	Series E, Rev., 5.25%, 10/01/16	1,099
2,025	Series E, Rev., 5.25%, 10/01/16	2,209
3,445	Center Unified School District, Election of 1991, Series D, GO, MBIA, Zero Coupon, 08/01/17	1,259
100	City of Long Beach, Harbor, Series A, Rev., AMT, FGIC, 5.00%, 05/15/11	104
	City of Vallejo, Water Revenue,
1,690	Rev., MBIA, 5.00%, 05/01/16	1,758
1,370	Rev., MBIA, 5.00%, 05/01/16	1,394
750	El Camino Community College District, Election of 2002, Series B, GO, FGIC, 4.25%, 08/01/12	789
	Evergreen Elementary School District
3,000	Series A, GO, FSA, 6.00%, 08/01/13	3,417
1,290	Series A, GO, FSA, 6.00%, 08/01/16	1,517
5,000	Golden State Tobacco Securitization Corp., Series 2003 A-1, Rev., 6.75%, 06/01/13 (p)	5,757
	Golden State Tobacco Securitization Corp., Asset Backed,
3,765	Series A-1, Rev., 4.50%, 06/01/17	3,364
2,000	Series A-2, Rev., 7.90%, 06/01/13 (p)	2,404
1,350	Series A-4, Rev., 7.80%, 06/01/13 (p)	1,616
2,475	Golden West Schools Financing Authority, Placentia-Yorba Linda University, Rev., AMBAC, 5.50%, 08/01/20	2,797
5,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.25%, 11/15/21	4,814
250	Los Altos School District, GO, AMBAC, 5.00%, 08/01/16	265
	Los Angeles Department of Airports, Ontario International,
2,790	Series A, Rev., MBIA, 4.50%, 05/15/10	2,829
3,080	Series A, Rev., MBIA, 4.50%, 05/15/12	3,113
	Los Angeles Unified School District,
1,000	Series A-1, GO, FSA, 5.00%, 07/01/17	1,084
2,750	Series B, GO, FGIC, 4.75%, 07/01/16	2,850
5,000	Menlo Park Community Development Agency, Las Pulgas Community Development Project, Tax Allocation, AMBAC, 5.50%, 06/01/10 (p)	5,414
4,810	Oakland Redevelopment Agency, Coliseum Project, Tax Allocation, Series B, AMBAC, 5.00%, 09/01/16	4,846
1,220	San Diego Unified School District, Election of 1998, Series F-1, GO, FSA, 5.25%, 07/01/28	1,342
1,000	San Luin Obispo County Financing Authority, Nacimento Water Project, Series A, Rev., MBIA, 5.00%, 09/01/17	1,052

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	California — Continued
	Santa Monica Community College District, Election of 2007,
2,500	Series C, GO, FGIC, Zero Coupon, 08/01/11	2,248
1,500	Series C, GO, FGIC, Zero Coupon, 08/01/12	1,290
1,000	Santa Rosa High School District, GO, FSA, 5.70%, 05/01/08 (p)	1,010
2,700	Saugus Union School District, GO, FGIC, 5.25%, 08/01/20	2,938
3,110	Simi Valley School Financing Authority, Rev., FSA, 5.00%, 08/01/17	3,363
	State of California,
3,775	GO, 5.00%, 02/01/14 (p)	4,145
7,500	GO, 5.00%, 02/01/17	7,654
18,945	GO, 5.13%, 02/01/14 (p)	20,927
6,045	University of California Regents Medical Center, Series A, Rev., MBIA, 4.75%, 05/15/15	6,170
		132,122
	Colorado — 0.9%
1,100	Colorado Department of Transportation, Rev., AMBAC, TRAN, 6.00%, 06/15/10 (p)	1,186
1,000	Denver City & County, Airport Systems, Series B, Rev., FGIC, 5.00%, 11/15/14	1,018
5,000	Regional Transportation District, Fastracks Project, Series A, Rev., AMBAC, 5.00%, 11/01/16 (p)	5,545
1,000	Superior Metropolitan District No. 1, Rev., AMBAC, 5.00%, 12/01/15	1,039
		8,788
	Connecticut — 1.0%
	City of Greenwich,
325	GO, 4.00%, 06/01/18	322
500	GO, 4.00%, 06/01/18	490
300	GO, 4.75%, 06/01/18	328
200	GO, 5.00%, 06/01/18	219
	South Central Regional Water Authority, Water System Revenue,
250	Series A, Rev., MBIA, 5.25%, 08/01/19	274
1,290	Series A, Rev., MBIA, 5.25%, 08/01/20	1,412
	State of Connecticut,
3,000	GO, 5.00%, 03/15/14	3,285
3,500	Series B, GO, AMBAC, 5.25%, 06/01/19	3,889
		10,219
	Delaware — 0.3%
1,675	Delaware Transportation Authority, Motor Fuel Tax, Unrefunded Balance, Series B, Rev., AMBAC, 5.00%, 07/01/12	1,794
1,000	State of Delaware, Series C, GO, 5.00%, 03/01/21	1,093
		2,887
	Florida — 5.7%
5,000	City of Gainesville, Utilities System, Series A, Rev., FSA, 5.00%, 10/01/15 (p)	5,529
7,060	Florida State Board of Education, Series B, Rev., FGIC, 5.25%, 07/01/11	7,386
3,140	Florida State Department of Environmental Protection, Florida Forever, Series A, Rev., MBIA, 5.38%, 07/01/12	3,381
3,405	Florida State Department of General Services, Facilities Pool, Series A, Rev., AMBAC, 5.00%, 09/01/14	3,716
10,000	Lee County, Airport, Series B, Rev., FSA, 5.75%, 10/01/10 (p)	10,847
110	Lee County, Capital Improvement & Transition, Rev., AMBAC, 5.00%, 10/01/13	115
2,000	Lee County, Transitional Facilities, Series A, Rev., AMBAC, 5.25%, 10/01/10	2,110
10,755	Miami-Dade County, Capital Appreciation, Series B, Rev., AMBAC, Zero Coupon, 10/01/30 (p)	2,716
5,000	Miami-Dade County, Entitlement, Rev., FGIC, 5.00%, 08/01/10	5,216
2,560	Miami-Dade County, Health Facilities Authority, Miami Childrens Hospital, Series A, Rev., AMBAC, 5.63%, 08/15/11 (p)	2,808
2,500	Miami-Dade County, School Board, Series A, COP, FGIC, 5.00%, 05/01/17	2,587
5,000	Miami-Dade County, Water & Sewer System, Rev., XLCA, 5.00%, 10/01/17	5,168
3,955	Palm Beach County, School Board, Series D, COP, FSA, 5.25%, 08/01/12	4,264
135	State of Florida, Department of Transportation, Right Of Way, Series A, GO, 5.00%, 07/01/14	147
2,500	Tampa Bay Water Fl Utility System Revenue, Regional Water Supply Authority, Rev., FGIC, 5.25%, 10/01/16	2,768
		58,758
	Georgia — 4.3%
450	County of Athens-Clarke, Rev., 5.38%, 06/02/08	460
500	De Kalb County, School District, Series A, GO, 6.25%, 07/01/10 (p)	540
1,025	Fulton County School District, GO, 6.38%, 05/01/12	1,156

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   23

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Georgia — Continued
	Gwinnett County School District,
2,500	GO, 5.00%, 02/01/11	2,657
7,500	GO, 5.00%, 02/01/13	8,155
	State of Georgia,
5,030	Series A, GO, 5.00%, 09/01/12	5,452
10,585	Series B, GO, 5.00%, 04/01/09	10,897
1,000	Series B, GO, 5.75%, 08/01/17	1,168
2,000	Series C, GO, 6.00%, 07/01/10	2,153
1,700	Series D, GO, 5.25%, 10/01/11	1,842
	State of Georgia Road and Tollway Authority, Federal Highway,
7,375	Rev., MBIA, 5.00%, 06/01/16	8,034
2,000	Rev., MBIA, 5.00%, 06/01/18	2,160
		44,674
	Hawaii — 2.0%
	City & County of Honolulu, Second Bond Resolution,
2,500	Series A, Rev., FSA, 5.00%, 07/01/18 (w)	2,643
3,740	Series A, Rev., FSA, 5.00%, 07/01/18 (w)	3,932
7,655	Series A, Rev., FSA, 5.00%, 07/01/18 (w)	8,002
5,515	State of Hawaii, GO, FSA, 5.75%, 02/01/14	6,225
		20,802
	Idaho — 1.0%
6,885	Idaho State Building Authority, Capitol Project, Rev., FGIC, 5.00%, 09/01/14	7,374
3,000	University of Idaho, Series A, Rev., FSA, 4.38%, 04/01/11	3,100
		10,474
	Illinois — 1.1%
3,200	Chicago Housing Authority, Rev., 5.38%, 07/01/12 (p)	3,497
2,500	Chicago Transit Authority, Federal Transit Administration, Series 5307, Rev., AMBAC, 5.00%, 12/01/16	2,652
140	City of Chicago, Series A, GO, FSA, 5.00%, 01/01/13	151
3,000	City of Chicago, Sales Tax, Rev., FSA, 5.00%, 07/01/15	3,201
1,160	State of Illinois, Sales Tax, Rev., 5.00%, 06/15/11	1,234
195	Will County School District No. 122, 2004-Series A, GO, FSA, 6.50%, 11/01/10 (p)	214
		10,949
	Indiana — 1.1%
1,000	Hamilton Heights School Corp., First Mortgage, Rev., FSA, 5.00%, 01/15/13	1,080
160	Indiana Bond Bank, Special Program, Series D, Rev., FSA, 5.00%, 02/01/16	170
100	Indiana State Office Building Commission, Museum Facilities, Rev., MBIA, 5.00%, 07/01/09	104
5,205	Indianapolis Local Public Improvement Bond Bank, Series 2005-E, Rev., AMBAC, 5.00%, 01/01/15	5,560
3,570	Purdue University, Student Facilities Systems, Series A, Rev., 5.25%, 07/01/20	3,926
		10,840
	Kansas — 3.7%
21,045	City of Olathe & County of Labette, Capital Accumulator, Series A, Rev., Zero Coupon, 02/01/16 (p)	15,492
1,745	Kansas Development Finance Authority, Kansas Transitional Revolving Fund, Rev., 5.00%, 10/01/15	1,886
9,015	Reno Sedgwick Finney Counties, Capital Accumulator, Rev., MBIA, Zero Coupon, 04/01/16 (p)	6,592
	Wyandotte County-Kansas City Unified Government,
8,930	Series 2004, Rev., AMBAC, 5.65%, 09/01/12	9,678
3,755	Series 2004, Rev., AMBAC, 5.65%, 09/01/14	4,162
		37,810
	Kentucky — 0.0% (g)
165	Kentucky State Property & Buildings Commission, Road Fund, Project No. 73., Rev., 5.25%, 11/01/09 (p)	172
	Maryland — 4.2%
1,430	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System, Rev., 6.75%, 07/01/10 (p)	1,573
2,665	Maryland National Capital Park & Planning Commission, Park Acquisition & Development, Series EE-2, GO, 5.00%, 01/15/14	2,919
1,000	Maryland State Economic Development Corp., University of Maryland College Park Project, Rev., 6.00%, 06/01/13 (p)	1,138
2,500	Montgomery County, Series A, GO, 5.00%, 05/01/09	2,578

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Maryland — Continued
	State of Maryland, State & Local Facilities Loan, Second Series,
10,000	Series A, GO, 5.00%, 08/01/10	10,577
8,080	Series A, GO, 5.00%, 08/01/11	8,663
6,700	Series A, GO, 5.00%, 08/01/13	7,226
8,000	Series A, GO, 5.00%, 08/01/15	8,857
		43,531
	Massachusetts — 1.9%
	Boston Housing Authority,
1,790	Rev., FSA, 5.00%, 04/01/15	1,951
1,770	Rev., FSA, 5.00%, 04/01/17	1,922
	Commonwealth of Massachusetts, Consolidated Lien,
4,100	Series C, GO, FGIC, 5.50%, 11/01/13	4,589
5,000	Series E, GO, AMBAC, 5.00%, 11/01/16 (p)	5,545
	Commonwealth of Massachusetts, Federal Highway,
2,000	Series A, Rev., GAN, MBIA-IBC, 5.75%, 12/15/10	2,148
	Massachusetts Development Finance Agency, College of the Holy Cross,
1,000	Series A, Rev., 5.00%, 09/01/18 (w)	1,083
1,000	Series A, Rev., 5.00%, 09/01/18 (w)	1,074
1,100	Series A, Rev., 5.00%, 09/01/18 (w)	1,173
		19,485
	Michigan — 2.5%
1,000	Brandon School District, School Building & Site, GO, FSA, 5.00%, 05/01/16	1,083
1,000	Chippewa Valley Schools, GO, AMBAC, 4.80%, 05/01/08 (p)	1,000
	City of Detroit, Sewer Disposal, Senior Lien,
7,585	Series A, Rev., MBIA, 5.25%, 07/01/17	7,956
540	Series C, Rev., FGIC, 5.25%, 07/01/16	585
	City of Detroit, Water Supply System, Senior Lien,
250	Series A, Rev., MBIA, 5.25%, 07/01/16	260
5,900	Series B, Rev., MBIA, 5.00%, 07/01/13	6,308
3,000	Kent Hospital Finance Authority, Spectrum Health, Series A, Rev., 5.00%, 01/15/12	3,070
3,000	State of Michigan, GO, 5.50%, 12/01/13	3,352
185	State of Michigan, Clean Michigan Initiative Program, GO, 5.00%, 11/01/09	192
1,500	State of Michigan, Trunk Line Fund, Series B, Rev., FSA, 5.00%, 09/01/15	1,626
		25,432
	Minnesota — 1.8%
2,915	City of Minneapolis, Convention Center, Series B, GO, 5.00%, 04/01/12	3,139
8,650	Minnesota Public Facilities Authority, Series B, Rev., 5.00%, 03/01/13	9,396
5,000	State of Minnesota, GO, 5.00%, 08/01/16	5,543
		18,078
	Mississippi — 1.1%
15,750	Mississippi Housing Finance Corporation, Capital Appreciation, Rev., Zero Coupon, 09/15/16 (p)	11,307
	Missouri — 1.9%
2,500	Missouri State Highways & Transit Commission, Series A, Rev., 5.00%, 02/01/12	2,669
	Missouri State Highways & Transit Commission, First Lien,
3,000	Series A, Rev., 5.00%, 05/01/13	3,263
7,000	Series A, Rev., 5.00%, 05/01/16	7,633
5,000	Missouri State Highways & Transit Commission, Senior Lien, Rev., 5.00%, 02/01/16	5,503
		19,068
	Nebraska — 1.1%
	Nebraska Public Power District,
250	Series B, Rev., FSA, 5.00%, 01/01/17	272
600	Series B, Rev., FSA, 5.00%, 07/01/17	651
2,500	Series C, Rev., FGIC, 5.00%, 01/01/16	2,638
	University of Nebraska Facilities Corp., Deferred Maintenance,
3,625	Rev., AMBAC, 5.00%, 07/15/16	3,884
3,715	Rev., AMBAC, 5.00%, 07/15/16	3,951
		11,396
	Nevada — 1.2%
	Nevada System of Higher Education,
5,785	Series B, Rev., AMBAC, 5.00%, 01/01/16	5,995
6,075	Series B, Rev., AMBAC, 5.00%, 01/01/16	6,274
		12,269
	New Jersey — 2.8%
140	Essex County Improvement Authority, County Correctional Facilities Project, Rev., FGIC, 5.75%, 10/01/10 (p)	150
	Garden State Preservation Trust,
1,000	Series A, Rev., FSA, 5.25%, 11/01/13 (p)	1,110
6,000	Series A, Rev., FSA, 5.80%, 11/01/15	6,831
7,570	New Jersey Environmental Infrastructure Trust, Series A, Rev., 5.00%, 09/01/15	8,302

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   25

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New Jersey — Continued
5,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series C, Rev., FSA-CR, 5.50%, 06/15/13 (p)	5,578
3,000	State of New Jersey, Series N, GO, AMBAC, 5.50%, 07/15/14	3,364
3,305	Tobacco Settlement Financing Corp., Series 1A, Rev., 4.50%, 06/01/17	2,991
		28,326
	New Mexico — 0.7%
7,000	New Mexico Finance Authority, Senior Lien, Series A, Rev., MBIA, 5.25%, 06/15/14	7,546
	New York — 6.1%
3,000	Erie County Industrial Development Agency, City of Buffalo School District Project, Series A, Rev., FSA, 5.75%, 05/01/18	3,413
	Metropolitan Transportation Authority,
6,000	Series A, Rev., AMBAC, 5.50%, 11/15/14	6,666
1,040	Series A, Rev., FGIC, 6.13%, 04/01/10 (p)	1,114
7,135	Series B, Rev., MBIA, 5.00%, 11/15/16	7,801
2,500	New York City Municipal Water Finance Authority, Second Generation Resolution, Series BB, Rev., 5.00%, 06/15/16	2,718
400	New York City Transitional Finance Authority, Fiscal Year 2007, Series S-1, Rev., FGIC, 5.00%, 07/15/16	438
	New York State Dormitory Authority, Mental Health Services Facilities Improvement,
3,600	Series D, Rev., FSA, 5.00%, 02/15/14	3,907
2,220	Series D, Rev., FSA, 5.00%, 08/15/14	2,420
510	Series D, Rev., FSA, 5.00%, 02/15/17	551
	New York State Dormitory Authority, School Districts, Building Finance Program,
400	Series A, Rev., MBIA, 5.00%, 10/01/13	432
510	Series A, Rev., MBIA, 5.00%, 10/01/14	553
675	Series A, Rev., MBIA, 5.00%, 10/01/15	734
1,360	Series A, Rev., MBIA, 5.00%, 10/01/16	1,451
3,000	New York State Dormitory Authority, State University Educational Facilities, Rev., FGIC, 5.25%, 05/15/10 (p)	3,202
2,430	New York State Environmental Facilities Corp., Series A, Rev., 5.25%, 12/15/18	2,729
10,225	New York State Environmental Facilities Corp., New York City Municipal Project, Revolving Funds, Series C, Rev., 5.00%, 06/15/17	10,915
2,250	New York State Environmental Facilities Corp., New York City Municipal Water Financing Authority, Series A, Rev., 5.00%, 06/15/16	2,417
5,860	New York State Urban Development Corp., State Personal Income Tax, Series A1, Rev., 5.00%, 12/15/17	6,344
200	Sachem Central School District of Holbrook, GO, FGIC, 5.00%, 10/15/16	220
5,000	Tobacco Settlement Financing Authority, Asset Backed, Series B, Rev., 5.00%, 06/01/11	5,203
		63,228
	North Carolina — 1.0%
2,750	Gaston County, School, GO, FSA, 4.25%, 04/01/16	2,757
1,020	Iredell County, School Project, COP, AMBAC, 5.00%, 06/01/16	1,102
2,950	Mecklenburg County, Public Improvement, Series B, GO, 5.00%, 02/01/15	3,252
2,500	North Carolina Eastern Municipal Power Agency, Series A, Rev., GTY, 5.25%, 01/01/18 (w)	2,665
225	North Carolina Municipal Power Agency No. 1, Catawba Electric, Rev., MBIA, 6.00%, 01/01/11	241
		10,017
	Ohio — 4.6%
5,000	American Municipal Power - Ohio, Inc., Prepayment, Series A, Rev., 5.00%, 02/01/10 (m)	5,053
18,715	Buckeye Tobacco Settlement Financing Authority, Asset Backed, Series A-2, Rev., 5.13%, 06/01/17	17,572
1,715	City of Cleveland, Rev., FSA, 5.25%, 09/15/18	1,907
1,390	City of Cleveland, Parking Facilities, Series A, GO, AMBAC, 5.00%, 10/01/14	1,499
7,780	City of Columbus, Limited Tax, Series 2, GO, 5.00%, 07/01/14	8,490
2,000	City of Columbus, Various Purpose, Series D, GO, 5.00%, 12/15/11	2,155
185	Cleveland-Cuyahoga County Port Authority, Building Funding Program, Columbia National, Series D, Rev., 5.00%, 11/15/15	173
200	Franklin County Convention Facilities Authority, Tax & Lease Revenue Anticipated Bonds, Rev., AMBAC, 5.00%, 12/01/15	212
200	Greater Cleveland Regional Transit Authority, Capital Improvement, Series A, GO, MBIA, 5.63%, 12/01/11 (p)	219
225	Kettering City School District, School Improvement, GO, FSA, 5.00%, 12/01/14	234

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
3,000	State of Ohio, Common Schools, Series B, GO, 5.00%, 03/15/14	3,230
3,260	State of Ohio, Higher Education, Series II-A, Rev., MBIA-IBC, 5.50%, 12/01/10	3,506
2,700	State of Ohio, Higher Education, Denison University 2007 Project, Rev., 5.00%, 11/01/17	2,877
		47,127
	Oregon — 0.8%
5,000	City of Portland, Sewer Systems, Series A, Rev., FGIC, 5.75%, 08/01/10 (p)	5,361
1,500	Clackamas County, School District No. 12, GO, FSA, GTY, 5.00%, 06/15/18	1,653
1,500	Deschutes County Administrative School, District No. 1, GO, FSA, GTY, 5.00%, 06/15/11	1,602
		8,616
	Pennsylvania — 5.1%
1,000	Allegheny Valley Joint School District, Series A, GO, MBIA, 5.00%, 11/01/14 (m)	1,061
5,000	Altoona City Authority, Rev., FSA, 5.25%, 11/01/18 (m)	5,571
2,165	Central Bucks School District, GO, FGIC, 5.00%, 05/15/15	2,316
1,000	Commonwealth of Pennsylvania, First Series, GO, 5.00%, 10/01/13	1,093
9,265	County of Allegheny, Series C-57, GO, FGIC, 5.00%, 11/01/14 (m)	9,850
7,135	County of Chester, GO, 5.00%, 07/15/17	7,600
6,055	East Stroudsburg Area School District, GO, FSA, 5.00%, 09/01/17	6,427
900	Garnet Valley School District, GO, FSA, 5.00%, 04/01/17	967
1,315	Haverford Township School District, GO, FSA, 5.25%, 03/15/16	1,459
1,060	Marple Newtown School District, GO, FSA, 5.00%, 03/01/16	1,148
10,000	Pennsylvania Turnpike Commission, Series A, Rev., AMBAC, BAN, 4.00%, 10/15/08	10,073
3,000	Sayre Health Care Facilities Authority, Guthrie Health, Rev., FRN, 2.84%, 06/01/08	2,314
2,050	Seneca Valley School District, GO, FSA, 5.00%, 07/01/13	2,230
		52,109
	Puerto Rico — 0.5%
5,000	Puerto Rico Public Buildings Authority, Prerefunded, Rev., CIFG-TCRS, 5.25%, 07/01/12 (p)	5,364
	South Carolina — 0.3%
	City of Columbia, Waterworks & Sewer System
1,000	Rev., 5.70%, 02/01/10	1,057
1,960	Rev., 6.00%, 02/01/10 (p)	2,082
200	Charleston County, Public Facilities Corp., COP, MBIA, 5.00%, 06/01/12	215
		3,354
	Tennessee — 1.4%
2,325	City of Memphis, General Improvement, GO, MBIA, 5.25%, 10/01/18	2,550
2,070	City of Memphis, Sewer System, Rev., FSA, 5.00%, 05/01/17	2,278
5,000	Memphis-Shelby County Sports Authority, Inc., Memphis Arena Project, Series B, Rev., AMBAC, 5.50%, 11/01/12 (p)	5,525
1,000	Metropolitan Government Nashville & Davidson County, Series A, GO, MBIA, 5.00%, 01/01/16	1,096
3,000	Tennessee Energy Acquisition Corp., Series A, Rev., 5.00%, 09/01/13	3,020
		14,469
	Texas — 3.4%
200	City of Corpus Christi, Utility Systems, Series A-1, Rev., AMBAC, 5.00%, 07/15/15	209
200	City of Dallas, Waterworks & Sewer System Improvements, Rev., FSA, 5.38%, 10/01/12	219
200	City of Laredo, International Tool Bridge, Series B, Rev., FSA, 5.00%, 10/01/13	218
4,000	City of San Antonio, Electric & Gas, Series B, Rev., 5.00%, 02/01/13	4,311
185	Collin County, Tax Refund, GO, 5.00%, 02/15/21	193
6,020	Colorado River Municipal Water District, Water System, Rev., AMBAC, 5.38%, 01/01/13	6,464
665	La Joya Independent School District, GO, PSF-GTD, 5.00%, 02/15/16	718
1,000	Lower Colorado River Authority, Transmission Services, Series A, Rev., MBIA, 5.00%, 05/15/16	1,039
	North East Independent School District, Capital Appreciation School Building,
2,500	Series A, GO, PSF-GTD, Zero Coupon, 08/01/12	2,163

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   27

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Texas — Continued
1,430	Series A, GO, PSF-GTD, Zero Coupon, 08/01/13	1,182
2,730	Series A, GO, PSF-GTD, Zero Coupon, 08/01/15	2,053
110	Plano Independent School District, GO, PSF-GTD, 4.75%, 02/15/10	115
1,250	Port Arthur Independent School District, School Building, GO, GTY, 4.75%, 02/15/18	1,226
	San Jacinto Community College District,
1,330	GO, AMBAC, 5.00%, 02/15/17	1,422
390	GO, AMBAC, 5.00%, 02/15/17	414
1,500	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources, Series A, Rev., 5.00%, 02/15/15	1,590
1,550	Texas Public Finance Authority, State Preservation Board Projects, Series B, Rev., AMBAC, 5.00%, 08/01/14	1,636
5,000	Texas State Transportation Commission, First Tier, Series A, Rev., 5.00%, 04/01/16	5,396
	Texas State University Systems,
1,000	Series A, Rev., AMBAC, 5.50%, 03/15/16	1,100
250	Series A, Rev., AMBAC, 5.50%, 03/15/16	273
2,500	University of Texas, Systems Financing, Series B, Rev., 5.25%, 08/15/17	2,798
		34,739
	Utah — 0.4%
1,680	Utah Municipal Power Agency, Electrical Systems, Series A, Rev., AMBAC, 5.00%, 07/01/16	1,829
2,110	Utah Water Finance Agency, Series A, Rev., AMBAC, 5.00%, 07/01/14	2,255
		4,084
	Vermont — 0.7%
	University of Vermont & State Agricultural College,
4,230	Rev., AMBAC, 5.00%, 10/01/17	4,416
2,355	Rev., AMBAC, 5.00%, 10/01/17	2,450
		6,866
	Virginia — 3.3%
5,000	City of Newport News, Series B, GO, 5.25%, 02/01/16	5,595
1,360	City of Richmond, Public Improvement, GO, FGIC, 5.50%, 07/15/09	1,414
6,695	Fairfax County, Public Improvement, Series A, GO, 5.00%, 04/01/18	7,215
7,000	Tobacco Settlement Financing Corp., Asset Backed, Rev., 5.63%, 06/01/15 (p)	7,829
2,900	Virginia Commonwealth Transportation Board, Series A, Rev., 5.00%, 05/15/14	3,186
5,330	Virginia Public Building Authority, Series A, Rev., 5.00%, 08/01/14	5,849
2,565	Virginia Public School Authority, School Financing, 1997 Resolution, Series B, Rev., 5.25%, 08/01/17	2,876
		33,964
	Washington — 0.2%
2,000	City of Tacoma, Series B, GO, MBIA, Zero Coupon, 12/01/16	1,406
200	Energy Northwest, Project 1, Series A, Rev., MBIA, 5.25%, 07/01/13	220
		1,626
	West Virginia — 0.8%
8,380	State of West Virginia, State Roads, GO, MBIA, 5.75%, 06/01/10 (p)	9,026
	Wisconsin — 0.4%
1,000	Milwaukee County, Series A, GO, MBIA, 5.00%, 10/01/11	1,072
3,800	Wisconsin Health & Education, 4.42%, 10/01/27 (i)	3,822
		4,894
	Wyoming — 0.0% (g)
150	Wyoming State Loan & Investment Board, Capital Facilities, Rev., 5.00%, 10/01/14	156
	Total Long-Term Investments (Cost $895,236)	901,044

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 10.2%
	Investment Company — 10.2%
104,914	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (Cost $104,914)	104,914
	Total Investments — 97.8% (Cost $1,000,150)	1,005,958
	Other Assets in Excess of Liabilities — 2.2%	23,006
	NET ASSETS — 100.0%	$1,028,964

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

Interest Rate Swaps

(Amounts in thousands)

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.77% at expiration	90 day CPIU at expiration	09/02/10	$2,000	$18
Barclays Bank plc	2.99% at expiration	90 day CPIU at expiration	01/15/11	25,000	(375)
Barclays Bank plc	2.82% at expiration	90 day CPIU at expiration	02/13/11	500	(1)
Barclays Bank plc	2.96% at expiration	90 day CPIU at expiration	04/15/11	20,000	(402)
Barclays Bank plc	2.97% at expiration	90 day CPIU at expiration	06/14/11	2,000	(22)
Barclays Bank plc	2.94% at expiration	90 day CPIU at expiration	06/15/11	3,000	(29)
Barclays Bank plc	2.49% at expiration	90 day CPIU at expiration	10/12/11	50,000	384
Barclays Bank plc	2.76% at expiration	90 day CPIU at expiration	09/16/12	1,500	12
Barclays Bank plc	3.00% at expiration	90 day CPIU at expiration	01/15/13	20,000	(455)
Barclays Bank plc	2.86% at expiration	90 day CPIU at expiration	02/13/13	500	(2)
Barclays Bank plc	2.54% at expiration	90 day CPIU at expiration	03/19/13	50,000	188
Barclays Bank plc	2.95% at expiration	90 day CPIU at expiration	06/14/13	2,000	(27)
Barclays Bank plc	2.92% at expiration	90 day CPIU at expiration	06/15/13	3,000	(36)
Barclays Bank plc	2.57% at expiration	90 day CPIU at expiration	07/15/13	25,000	137
Barclays Bank plc	2.57% at expiration	90 day CPIU at expiration	01/15/14	50,000	187
Barclays Bank plc	2.99% at expiration	90 day CPIU at expiration	01/15/14	25,000	(551)
Barclays Bank plc	2.92% at expiration	90 day CPIU at expiration	01/15/15	25,000	(508)
Barclays Bank plc	3.01% at expiration	90 day CPIU at expiration	01/15/15	20,000	(578)
Barclays Bank plc	2.61% at expiration	90 day CPIU at expiration	03/19/15	50,000	58
Barclays Bank plc	2.68% at expiration	90 day CPIU at expiration	10/12/15	50,000	122
Barclays Bank plc	3.00% at expiration	90 day CPIU at expiration	01/15/16	25,000	(624)
Barclays Bank plc	2.94% at expiration	90 day CPIU at expiration	06/14/16	5,000	(97)
Barclays Bank plc	2.93% at expiration	90 day CPIU at expiration	06/15/16	3,000	(55)
Barclays Bank plc	2.68% at expiration	90 day CPIU at expiration	07/15/16	25,000	(27)
Barclays Bank plc	2.72% at expiration	90 day CPIU at expiration	01/15/17	50,000	(238)
Barclays Bank plc	2.82% at expiration	90 day CPIU at expiration	10/12/19	50,000	(453)
BNP Paribas Bank	2.71% at expiration	90 day CPIU at expiration	05/09/14	50,000	405
BNP Paribas Bank	2.75% at expiration	90 day CPIU at expiration	05/01/28	25,000	(69)
Wachovia Bank, N.A.	2.89% at expiration	90 day CPIU at expiration	08/25/11	25,000	(326)
Wachovia Bank, N.A.	2.90% at expiration	90 day CPIU at expiration	08/25/13	25,000	(294)
					$(3,658)

Spread Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	SPREAD LOCK	EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
BNP Paribas Bank (1)	U.S. Treasury Note, 4.25%, 11/15/2013	0.9175%	06/29/08	$150,000	$1,162
Deutsche Bank AG, New York (1)	U.S. Treasury Note, 4.50%, 02/28/2011	1.0175	06/29/08	100,000	283
Deutsche Bank AG, New York (1)	U.S. Treasury Note, 4.25%, 11/15/2014	0.9304	06/29/08	172,000	1,385
					$2,830

(1)	Fund pays the excess of the spread lock over the current spread or receives the excess of the current spread over the spread lock at expiration.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   29

JPMorgan Tax Aware Short-Intermediate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 98.3%
	Collateralized Mortgage Obligations — 0.5%
	Non-Agency CMO — 0.5%
1,423	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A1, VAR, 4.97%, 06/25/34 (Cost $1,438)	1,411
	Corporate Bonds — 2.9%
	Commercial Banks — 0.5%
1,400	Deutsche Bank Capital Funding Trust I, VAR, 7.87%, 06/30/09 (e) (x)	1,417
	Diversified Financial Services — 2.4%
1,300	Mizuho JGB Investment LLC, VAR, 9.87%, 06/30/09 (e) (x)	1,304
4,950	Natexis Ambs Co. LLC, VAR, 8.44%, 06/30/09 (e) (x)	4,985
		6,289
	Total Corporate Bonds (Cost $8,219)	7,706
	Foreign Government Securities — 0.5%
1,350	National Agricultural Cooperative Federation (South Korea), VAR, 5.75%, 06/18/09 (Cost $1,402)	1,356
	Municipal Bonds — 94.4%
	Alabama — 2.6%
5,000	Alabama State Dock Authority, Series B, Rev., MBIA, 5.00%, 10/01/10	5,257
1,570	Huntsville Madison County Airport Authority, Rev., FSA, 5.00%, 07/01/14	1,612
		6,869
	Arizona — 0.9%
2,600	Arizona Health Facilities Authority, Phoenix Childrens’ Hospital, Series A, Rev., FRN, 3.43%, 02/01/13	2,424
	California — 2.5%
2,315	Golden State Tobacco Securitization Corp., Enhanced Asset Backed, Series A-1, Rev., 4.50%, 06/01/17	2,069
1,110	Long Beach Bond Finance Authority, Series A, Rev., 5.00%, 11/15/09	1,120
3,250	State of California, Series B, GO, VAR, 5.00%, 03/01/10	3,378
		6,567
	Colorado — 2.0%
2,500	Colorado Health Facilities Authority, Evangelical Lutheran, Series B, Rev., VAR, 3.75%, 06/01/09	2,533
2,700	Denver City & County, Airport, Floating Rate Certificates, Series A2, Rev., VAR, 5.25%, 05/15/08	2,749
		5,282
	Delaware — 2.1%
5,000	Delaware Transportation Authority, Motor Fuel Tax Revenue, Series B, Rev., AMBAC, 5.25%, 07/01/12	5,434
	Florida — 10.7%
5,000	Citizens Property Insurance Corp., High Risk Account, Series A, Rev., MBIA, 5.00%, 03/01/12	5,234
2,000	Florida Housing Finance Corp., Heritage Villas, Series F, Rev., 4.00%, 10/01/10	2,018
10,000	Florida Hurricane Catastrophe Fund, Series A, Rev., 5.00%, 07/01/11	10,547
2,000	Highlands County Health Facilities Authority, Adventist Health Hospital, Series I, Rev., VAR, 5.00%, 11/16/09	2,029
1,785	Miami-Dade County, Capital Asset Acquisition, Series A, Rev., AMBAC, 5.00%, 04/01/14	1,908
3,250	Miami-Dade County Educational Facilities Authority, University of Miami, Series B, Rev., 5.00%, 04/01/12	3,385
3,225	Palm Beach County School Board, Series B, COP, VAR, FGIC, 5.00%, 08/01/11	3,317
		28,438
	Georgia — 0.6%
1,680	Fulco Hospital Authority, Health System, Catholic Health East, Series A, Rev., MBIA, 5.50%, 11/15/08	1,708
	Idaho — 2.5%
6,045	Idaho Housing & Finance Association, Series A, Rev., Assured Guaranty Ltd., 5.25%, 07/15/14	6,676
	Illinois — 1.7%
1,545	Chicago Transit Authority, Federal Transit Administration, Rev., Assured Guaranty Ltd., 5.00%, 06/01/14	1,681
2,890	City of Chicago, Pilsen Redevelopment, Tax Allocation, Series A, AMBAC, 4.35%, 06/01/13	2,886
		4,567
	Indiana — 0.4%
1,000	Indiana Municipal Power Agency, Power Supply, Series B, Rev., MBIA, 6.00%, 01/01/11	1,072

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Kansas — 2.0%
3,500	Sedgwick County Unified School District No. 259, GO, MBIA, 5.50%, 09/01/10	3,713
1,500	Wyandotte County-Kansas City Unified Government, Sales Tax, 1st Lien, Series C, Rev., LOC: Citibank, N.A., 3.85%, 12/01/13	1,521
		5,234
	Louisiana — 0.2%
510	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Series B, Rev., 5.00%, 05/15/11	529
	Massachusetts — 5.6%
11,000	Commonwealth of Massachusetts, Federal Highway, Series A, Rev., GAN, 5.75%, 12/15/10	11,814
3,000	Massachusetts State Turnpike Authority, Series A, Rev., MBIA, 5.00%, 06/02/08	3,035
		14,849
	Michigan — 5.8%
2,750	City of Detroit, Sewer Disposal, Rev., VAR, FSA, 3.74%, 07/10/08	2,748
10,935	Detroit Sewer Disposal System, Series D, Rev., FRN, FSA, 2.41%, 07/01/32	8,762
1,000	Michigan Higher Education Student Loan Authority, Student Loans, Series XVII-I, Rev., AMBAC, 3.30%, 03/01/09	998
2,825	Wayne County Airport Authority, Rev., FGIC, 5.00%, 12/01/14	2,990
		15,498
	Minnesota — 2.4%
5,655	State of Minnesota, GO, 5.00%, 10/01/15	6,265
	Mississippi — 0.4%
1,060	Mississippi Development Bank Special Obligation, Marshal County Correctional, Series C, Rev., 5.00%, 08/01/11	1,113
	Missouri — 2.5%
6,175	Kansas City, Streetlight Project, Series A, GO, MBIA, 5.00%, 02/01/13	6,686
	Nevada — 2.1%
5,000	Clark County School District, GO, FSA, 5.50%, 06/15/13	5,547
	New Jersey — 14.7%
10,000	New Jersey Economic Development Authority, Cigarette Tax, Rev., FGIC, 5.00%, 06/15/13	10,601
	New Jersey Economic Development Authority, School Facilities Construction,
2,475	Series J3, Rev., VAR, FSA, 5.00%, 09/01/20	2,611
5,095	Series L, Rev., FSA, 5.25%, 03/01/15	5,639
2,600	State of New Jersey, Equipment Lease Purchase, Series A, COP, 5.00%, 06/15/10	2,706
775	New Jersey State Educational Facilities Authority, Stevens Institutional Technology, Series A, Rev., 5.00%, 07/01/13	795
	New Jersey Transportation Trust Fund Authority,
10,015	Series B, Rev., MBIA, 5.25%, 12/15/13	11,005
5,000	Series B, Rev., MBIA, 6.00%, 12/15/11 (p)	5,558
		38,915
	New York — 5.6%
2,000	Nassau Health Care Corp., Series B, Rev., FSA CNTY GTD, 5.00%, 08/01/10	2,108
5,000	New York City, Series G, GO, MBIA, 5.00%, 08/01/08	5,078
2,425	New York State Dormitory Authority, Albany Hospital Mortgage, Series A-1, Rev., FSA/FHA, 5.00%, 02/15/09	2,485
845	New York State Dormitory Authority, Montefiore Hospital Mortgage, Rev., FGIC, FHA, 5.00%, 02/01/10	875
2,000	Metropolitan Transportation Authority, Series A, Rev., FGIC, 5.25%, 11/15/11	2,164
2,025	Tobacco Settlement Financing Authority, Series A, Rev., 5.00%, 06/01/10	2,091
		14,801
	North Carolina — 3.0%
5,000	Mecklenburg County, Series C, GO, 5.00%, 02/01/13	5,439
2,460	North Carolina Eastern Municipal Power Agency, Series A, Rev., Assured Guaranty Ltd., 5.00%, 01/01/13	2,604
		8,043
	Ohio — 1.6%
1,000	American Municipal Power-Ohio, Inc., Series A, Rev., 5.00%, 02/01/11	1,011
3,500	Buckeye Tobacco Settlement Financing Authority, Series A-2, Rev., 5.13%, 06/01/17	3,286
		4,297

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   31

JPMorgan Tax Aware Short-Intermediate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pennsylvania — 10.3%
5,390	Commonwealth of Pennsylvania, GO, MBIA, 5.25%, 02/01/12	5,828
10,000	Harrisburg Authority Resource Recovery Improvements, Series D-2, Rev., FSA GTD, VAR, 5.00%, 12/01/13	10,723
2,775	Lancaster County Solid Waste Management Authority, Rev., MBIA, 5.00%, 12/15/14	3,008
3,000	Luzerne County IDA, Pennsylvania-American Water Co., Series A, Rev., AMBAC, VAR, 3.60%, 12/01/09	2,991
1,875	Pennsylvania Higher Educational Facilities Authority, Lasalle University, Series A, Rev., 5.00%, 05/01/11	1,925
2,700	Pennsylvania Turnpike Commission, Series A, Rev., BAN, AMBAC, 4.00%, 10/15/08	2,720
		27,195
	South Carolina — 2.0%
5,000	State of South Carolina, School Facilities, Series A, GO, 5.00%, 01/01/11	5,306
	Tennessee — 1.9%
5,000	Shelby County Health Educational & Housing Facilities Board, Floating Baptist Memorial Healthcare, Series A, Rev., VAR, 5.00%, 10/01/08	5,004
	Texas — 5.3%
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., XLCA, 5.00%, 11/01/09	5,058
2,755	Frisco, Series A, GO, FGIC, 5.25%, 02/15/11 (p)	2,941
4,000	Harris County Hospital District, Series B, Rev., VAR, MBIA, 4.80%, 08/16/10	3,996
485	San Leanna Educational Facilities Corp., Higher Education, Saint Edwards University Project, Rev., 4.50%, 06/01/12	491
1,500	Texas Municipal Gas Acquisition & Supply Corp., Senior Lien, Series B, Rev., FRN, 2.21%, 05/02/08	1,429
		13,915
	Virginia — 1.0%
2,610	Peninsula Ports Authority, Dominion Term Association Project, Rev., VAR, 3.30%, 09/30/08	2,618
	Washington — 2.0%
5,000	Energy Northwest Project, Series 3-A, Rev., AMBAC, 5.00%, 07/01/13	5,420
	Total Municipal Bonds (Cost $249,233)	250,272
	Total Long-Term Investments (Cost $260,292)	260,745
Short-Term Investment — 0.5%
	Municipal Bonds — 0.5%
	Washington — 0.5%
1,250	Washington Health Care Facilities Authority, Kadlec Medical Center, Series B, Rev. Assured Guaranty Ltd., ARS, 3.43%, 05/02/08 (i) (Cost $1,250)	1,250
	Total Investments — 98.8%
	(Cost $261,542)	261,995
	Other Assets in Excess of Liabilities — 1.2%	3,233
	NET ASSETS — 100.0%	$265,228

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

JPMorgan Tax Aware U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Common Stocks — 99.0%
	Aerospace & Defense — 4.4%
19	Boeing Co.	1,618
28	Raytheon Co.	1,806
52	United Technologies Corp.	3,767
		7,191
	Auto Components — 1.8%
84	Johnson Controls, Inc.	2,976
	Beverages — 1.6%
24	Coca-Cola Co. (The)	1,384
21	Molson Coors Brewing Co., Class B	1,157
		2,541
	Biotechnology — 0.6%
17	Celgene Corp. (a)	1,038
	Capital Markets — 3.5%
30	Merrill Lynch & Co., Inc.	1,480
52	Morgan Stanley	2,517
91	TD AMERITRADE Holding Corp. (a)	1,653
		5,650
	Chemicals — 1.5%
9	Praxair, Inc.	813
30	Rohm & Haas Co.	1,606
		2,419
	Commercial Banks — 2.3%
41	Wachovia Corp.	1,190
84	Wells Fargo & Co.	2,493
		3,683
	Communications Equipment — 6.1%
214	Cisco Systems, Inc. (a)	5,493
115	Corning, Inc.	3,081
33	QUALCOMM, Inc.	1,418
		9,992
	Computers & Peripherals — 6.2%
9	Apple, Inc. (a)	1,503
105	Hewlett-Packard Co.	4,852
32	International Business Machines Corp.	3,812
		10,167
	Construction Materials — 0.7%
43	Cemex S.A.B. de C.V. ADR, (Mexico) (a)	1,181
	Consumer Finance — 1.1%
37	American Express Co.	1,785
	Diversified Financial Services — 4.3%
117	Bank of America Corp.	4,399
108	Citigroup, Inc.	2,724
		7,123
	Diversified Telecommunication Services — 4.0%
81	AT&T, Inc.	3,116
87	Verizon Communications, Inc.	3,330
		6,446
	Electric Utilities — 2.4%
38	American Electric Power Co., Inc.	1,705
43	Edison International	2,254
		3,959
	Electronic Equipment & Instruments — 0.3%
13	Tyco Electronics Ltd., (Bermuda)	468
	Energy Equipment & Services — 2.2%
24	Baker Hughes, Inc.	1,929
16	Schlumberger Ltd.	1,654
		3,583
	Food & Staples Retailing — 6.6%
65	CVS/Caremark Corp.	2,642
105	Safeway, Inc.	3,313
82	Wal-Mart Stores, Inc.	4,728
		10,683
	Food Products — 0.7%
36	Kraft Foods, Inc., Class A	1,148
	Health Care Providers & Services — 2.2%
44	Cardinal Health, Inc.	2,304
26	WellPoint, Inc. (a)	1,315
		3,619
	Hotels, Restaurants & Leisure — 1.4%
22	McDonald’s Corp.	1,290
29	Royal Caribbean Cruises Ltd.	928
		2,218
	Household Products — 1.7%
42	Procter & Gamble Co.	2,791
	Industrial Conglomerates — 1.9%
93	General Electric Co.	3,035
	Insurance — 3.2%
24	Allstate Corp. (The)	1,209
20	Hartford Financial Services Group, Inc.	1,447
50	Travelers Cos., Inc. (The)	2,514
		5,170

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   33

JPMorgan Tax Aware U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet Software & Services — 1.4%
4	Google, Inc., Class A (a)	2,240
	Machinery — 2.0%
20	Caterpillar, Inc.	1,634
34	Dover Corp.	1,674
		3,308
	Media — 4.2%
86	Comcast Corp., Special Class A	1,745
203	News Corp., Class A	3,634
41	Walt Disney Co. (The)	1,317
		6,696
	Metals & Mining — 0.6%
6	United States Steel Corp.	954
	Multiline Retail — 0.6%
21	Kohl’s Corp. (a)	1,038
	Oil, Gas & Consumable Fuels — 10.8%
28	Chevron Corp.	2,695
20	ConocoPhillips	1,723
15	Devon Energy Corp.	1,701
137	El Paso Corp.	2,355
59	Exxon Mobil Corp.	5,537
35	Marathon Oil Corp.	1,612
23	Occidental Petroleum Corp.	1,890
		17,513
	Pharmaceuticals — 7.2%
57	Abbott Laboratories	2,991
15	Johnson & Johnson	1,022
87	Merck & Co., Inc.	3,321
144	Pfizer, Inc.	2,890
75	Schering-Plough Corp.	1,385
		11,609
	Road & Rail — 2.4%
66	Norfolk Southern Corp.	3,904
	Semiconductors & Semiconductor Equipment — 1.4%
94	Xilinx, Inc.	2,323
	Software — 3.0%
131	Microsoft Corp.	3,736
51	Oracle Corp. (a)	1,067
		4,803
	Specialty Retail — 0.7%
34	Advance Auto Parts, Inc.	1,179
	Textiles, Apparel & Luxury Goods — 0.5%
23	Hanesbrands, Inc. (a)	818
	Thrifts & Mortgage Finance — 0.6%
40	Freddie Mac	997
	Tobacco — 2.9%
81	Altria Group, Inc.	1,617
62	Philip Morris International, Inc. (a)	3,140
		4,757
	Total Long-Term Investments (Cost $130,471)	161,005
Short-Term Investment — 0.7%
	Investment Company — 0.7%
1,212	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $1,212)	1,212
	Total Investments — 99.7% (Cost $131,683)	162,217
	Other Assets in Excess of Liabilities — 0.3%	484
	NET ASSETS — 100.0%	$162,701

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

JPMorgan Tax Aware Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

ABBREVIATIONS AND DEFINITIONS:

ADR—	American Depositary Receipt
AMBAC—	American Municipal Bond Assurance Corp.
AMT—	Alternative Minimum Tax
ARS—	Auction Rate Security. The interest rate shown is the rate in effect as of April 30, 2008.
BAN—	Bond Anticipation Note
CIFG—	CDC IXIS Financial Guarantee
CMO—	Collateralized Mortgage Obligation
CNTY—	County
COP—	Certificates of Participation
CPIU—	Consumer Price Index for Urban Consumers
CR—	Custodial Receipts
EDA—	Economic Development Authority
FGIC—	Financial Guaranty Insurance Co.
FHA—	Federal Housing Administration
FRN—	Floating Rate Note. The interest rate shown is the rate in effect as of April 30, 2008.
FSA—	Financial Security Assurance
GAN—	Grant Anticipation Note
GO—	General Obligation
GTD—	Guaranteed
GTY—	Guaranty
IBC—	Insured Bond Certificates
IDA—	Industrial Development Authority
LIQ—	Liquidity Agreement
LOC—	Letter of Credit
MBIA—	Municipal Bond Insurance Association
PSF—	Permanent School Fund
RADIAN—	Radian Asset Assurance
REMICS—	Real Estate Mortgage Investment Conduits
Rev.—	Revenue Bond
TCRS—	Transferable Custodial Receipts
TRAN—	Tax & Revenue Anticipation Note
VAR—	Variable Rate Note. The interest rate shown is the rate in effect as of April 30, 2008.
VRDO—	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of April 30, 2008.
XLCA—	XL Capital Assurance
(a)—	Non-income producing security.
(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Tax Aware Enhanced Income Fund owns fair valued securities with a value of approximately $1,040,000 which amounts to 1.2% of total investments.
(g)—	Amount rounds to less than 0.1%.
(h)—	Amount rounds to less than one thousand (shares or dollars).
(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.
(p)—	Security is prerefunded or escrowed to maturity.
(r)—	Rates shown are per annum and payments are as described.
(s)—	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.
(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.
(w)—	When-issued security.
(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of January 31, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   35

STATEMENTS OF ASSETS AND LIABILITIES
As of April 30, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	Tax Aware Disciplined Equity Fund	Tax Aware Enhanced Income Fund		Tax Aware Large Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$658,969	$62,775		$25,066
Investments in affiliates, at value	5,654	23,911		481
Total investment securities, at value	664,623	86,686		25,547
Cash	—	2,500		—	(a)
Receivables:
Investment securities sold	—	—		149
Fund shares sold	1,087	—	(a)	—
Interest and dividends	855	683		20
Total Assets	666,565	89,869		25,716

LIABILITIES:
Payables:
Dividends	—	57		—
Investment securities purchased	2,562	—		266
Fund shares redeemed	146	—	(a)	92
Accrued liabilities:
Investment advisory fees	186	4		7
Administration fees	56	3		1
Shareholder servicing fees	32	6		—
Distribution fees	—	—	(a)	—
Custodian and accounting fees	17	10		14
Trustees’ and Chief Compliance Officer’s fees	1	4		18
Other	83	56		41
Total Liabilities	3,083	140		439
Net Assets	$663,482	$89,729		$25,277

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

	Tax Aware Disciplined Equity Fund	Tax Aware Enhanced Income Fund	Tax Aware Large Cap Growth Fund
NET ASSETS:
Paid in capital	$677,967	$115,490	$114,708
Accumulated undistributed (distributions in excess of) net investment income	831	14	(142)
Accumulated net realized gains (losses)	(115,827)	(25,438)	(97,243)
Net unrealized appreciation (depreciation)	100,511	(337)	7,954
Total Net Assets	$663,482	$89,729	$25,277

Net Assets:
Class A	$—	$266	$—
Select Class	—	28,610	25,277
Institutional Class	663,482	60,853	—
Total	$663,482	$89,729	$25,277

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	—	27	—
Select Class	—	2,886	1,242
Institutional Class	35,654	6,143	—

Net Asset Value:
Class A — Redemption price per share	$—	$9.92	$—
Select Class — Offering and redemption price per share	—	9.91	20.34
Institutional Class — Offering and redemption price per share	18.61	9.91	—
Class A maximum sales charge	—	2.25%	—
Class A maximum public offering price per share [net asset value per share/ (100% – maximum sales charge)]	$—	$10.15	$—

Cost of investments in non-affiliates	$558,458	$63,112	$17,112
Cost of investments in affiliates	5,654	23,911	481

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   37

STATEMENTS OF ASSETS AND LIABILITIES
As of April 30, 2008 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Tax Aware Real Return Fund	Tax Aware Short-Intermediate Income Fund	Tax Aware U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$901,044	$261,995	$161,005
Investments in affiliates, at value	104,914	—	1,212
Total investment securities, at value	1,005,958	261,995	162,217
Cash	—	3,152	—
Receivables:
Investment securities sold	—	—	478
Fund shares sold	34,637	1	85
Interest and dividends	11,976	3,481	151
Outstanding swap contracts, at value	4,341	—	—
Total Assets	1,056,912	268,629	162,931

LIABILITIES:
Payables:
Dividends	1,406	487	—
Investment securities purchased	20,634	2,604	—
Fund shares redeemed	191	136	31
Outstanding swap contracts, at value	5,169	—	—
Accrued liabilities:
Investment advisory fees	277	55	60
Administration fees	80	20	15
Shareholder servicing fees	83	27	17
Distribution fees	11	—	3
Custodian and accounting fees	20	13	22
Trustees’ and Chief Compliance Officer’s fees	1	2	6
Other	76	57	76
Total Liabilities	27,948	3,401	230
Net Assets	$1,028,964	$265,228	$162,701

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

	Tax Aware Real Return Fund	Tax Aware Short-Intermediate Income Fund	Tax Aware U.S. Equity Fund
NET ASSETS:
Paid in capital	$1,027,557	$290,389	$117,394
Accumulated undistributed (distributions in excess of) net investment income	55	(23)	46
Accumulated net realized gains (losses)	(3,628)	(25,591)	14,727
Net unrealized appreciation (depreciation)	4,980	453	30,534
Total Net Assets	$1,028,964	$265,228	$162,701
Net Assets:
Class A	$52,096	$—	$6,493
Class B	—	—	1,817
Class C	11,381	—	793
Select Class	683,065	220,415	134,903
Institutional Class	282,422	44,813	18,695
Total	$1,028,964	$265,228	$162,701

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	5,210	—	386
Class B	—	—	109
Class C	1,139	—	48
Select Class	68,269	22,611	7,995
Institutional Class	28,202	4,596	1,700

Net Asset Value:
Class A — Redemption price per share	$10.00	$—	$16.83
Class B — Offering price per share (a)	—	—	16.64
Class C — Offering price per share (a)	9.99	—	16.58
Select Class — Offering and redemption price per share	10.01	9.75	16.87
Institutional Class — Offering and redemption price per share	10.01	9.75	11.00
Class A maximum sales charge	3.75%	—	5.25%
Class A maximum public offering price per share [net asset value per share/ (100% – maximum sales charge)]	$10.39	$—	$17.76

Cost of investments in non-affiliates	$895,236	$261,542	$130,471
Cost of investments in affiliates	104,914	—	1,212

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   39

STATEMENTS OF OPERATIONS
For the six months ended April 30, 2008 (Unaudited)

(Amounts in thousands)

	Tax Aware Disciplined Equity Fund	Tax Aware Enhanced Income Fund	Tax Aware Large Cap Growth Fund
INVESTMENT INCOME:
Interest income	$—	$1,734	$—
Dividend income	7,409	—	148
Dividend income from affiliates (a)	88	258	3
Foreign taxes withheld	—	—	— (b)
Total investment income	7,497	1,992	151

EXPENSES:
Investment advisory fees	1,135	135	58
Administration fees	325	54	15
Distribution fees — Class A	—	— (b)	—
Shareholder servicing fees:
Class A	—	— (b)	—
Select Class	—	43	37
Institutional Class	324	37	—
Custodian and accounting fees	21	14	17
Interest expense	1	—	1
Professional fees	29	24	21
Trustees’ and Chief Compliance Officer’s fees	4	1	— (b)
Printing and mailing costs	5	1	1
Registration and filing fees	11	11	6
Transfer agent fees	38	11	4
Other	6	2	3
Total expenses	1,899	333	163
Less amounts waived	(114)	(153)	(38)
Less earnings credits	—	(1)	— (b)
Net expenses	1,785	179	125
Net investment income (loss)	5,712	1,813	26

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	(11,293)	(165)	3,979
Change in net unrealized appreciation (depreciation) of investments	(65,245)	(265)	(7,089)
Net realized/unrealized gains (losses)	(76,538)	(430)	(3,110)
Change in net assets resulting from operations	$(70,826)	$1,383	$(3,084)

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

	Tax Aware Real Return Fund	Tax Aware Short-Intermediate Income Fund	Tax Aware U.S. Equity Fund
INVESTMENT INCOME:
Interest income	$15,949	$4,848	$—
Dividend income	—	—	2,264
Dividend income from affiliates (a)	969	178	25
Total investment income	16,918	5,026	2,289

EXPENSES:
Investment advisory fees	1,496	340	463
Administration fees	429	136	103
Distribution fees:
Class A	16	—	8
Class B	—	—	7
Class C	17	—	3
Shareholder servicing fees:
Class A	16	—	9
Class B	—	—	2
Class C	6	—	1
Select Class	752	277	208
Institutional Class	118	25	15
Custodian and accounting fees	36	20	24
Interest expense	—	1	4
Professional fees	35	23	24
Trustees’ and Chief Compliance Officer’s fees	5	1	1
Printing and mailing costs	21	4	2
Registration and filing fees	28	15	23
Transfer agent fees	58	17	29
Imputed interest expense on floating rate notes	—	64	—
Other	14	5	6
Total expenses	3,047	928	932
Less amounts waived	(419)	(153)	(66)
Less earnings credits	— (b)	(1)	— (b)
Net expenses	2,628	774	866
Net investment income (loss)	14,290	4,252	1,423

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	(493)	(2,173)	15,244
Change in net unrealized appreciation (depreciation) of:
Investments	2,919	2,668	(44,818)
Swaps	4,018	—	—
Change in net unrealized appreciation (depreciation)	6,937	2,668	(44,818)
Net realized/unrealized gains (losses)	6,444	495	(29,574)
Change in net assets resulting from operations	$20,734	$4,747	$(28,151)

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   41

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Disciplined Equity Fund		Tax Aware Enhanced Income Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,712	$9,805	$1,813	$4,524
Net realized gain (loss)	(11,293)	13,423	(165)	105
Change in net unrealized appreciation (depreciation)	(65,245)	63,499	(265)	(246)
Change in net assets resulting from operations	(70,826)	86,727	1,383	4,383

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(5)	(48)
Select Class
From net investment income	—	—	(570)	(1,511)
Institutional Class
From net investment income	(5,563)	(9,520)	(1,235)	(2,975)
Total distributions to shareholders	(5,563)	(9,520)	(1,810)	(4,534)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	15,891	25,265	(59,113)	40,143

NET ASSETS:
Change in net assets	(60,498)	102,472	(59,540)	39,992
Beginning of period	723,980	621,508	149,269	109,277
End of period	$663,482	$723,980	$89,729	$149,269
Accumulated undistributed (distributions in excess of) net investment income	$831	$682	$14	$11

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

	Tax Aware Large Cap Growth Fund		Tax Aware Real Return Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$26	$21	$14,290	$21,316
Net realized gain (loss)	3,979	10,189	(493)	(3,118)
Change in net unrealized appreciation (depreciation)	(7,089)	(298)	6,937	(1,319)
Change in net assets resulting from operations	(3,084)	9,912	20,734	16,879

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(275)	(84)
Class C
From net investment income	—	—	(69)	(19)
Select Class
From net investment income	(145)	(51)	(9,881)	(15,384)
Institutional Class
From net investment income	—	—	(4,035)	(5,820)
Total distributions to shareholders	(145)	(51)	(14,260)	(21,307)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(8,811)	(22,120)	249,467	339,815

NET ASSETS:
Change in net assets	(12,040)	(12,259)	255,941	335,387
Beginning of period	37,317	49,576	773,023	437,636
End of period	$25,277	$37,317	$1,028,964	$773,023
Accumulated undistributed (distributions in excess of) net investment income	$(142)	$(23)	$55	$25

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   43

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Short-Intermediate Income Fund		Tax Aware U.S. Equity Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,252	$10,069	$1,423	$3,704
Net realized gain (loss)	(2,173)	(1,845)	15,244	45,958
Change in net unrealized appreciation (depreciation)	2,668	824	(44,818)	(10,060)
Change in net assets resulting from operations	4,747	9,048	(28,151)	39,602

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(36)	(54)
From net realized gains	—	—	(843)	—
Class B
From net investment income	—	—	(5)	(5)
From net realized gains	—	—	(234)	—
Class C
From net investment income	—	—	(2)	(2)
From net realized gains	—	—	(88)	—
Select Class
From net investment income	(3,449)	(8,062)	(1,060)	(2,506)
From net realized gains	—	—	(22,607)	—
Institutional Class
From net investment income	(804)	(2,011)	(298)	(1,145)
From net realized gains	—	—	(6,007)	—
Total distributions to shareholders	(4,253)	(10,073)	(31,180)	(3,712)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(8,138)	(48,832)	(75,294)	(113,088)

NET ASSETS:
Change in net assets	(7,644)	(49,857)	(134,625)	(77,198)
Beginning of period	272,872	322,729	297,326	374,524
End of period	$265,228	$272,872	$162,701	$297,326

Accumulated undistributed (distributions in excess of) net investment income	$(23)	$(22)	$46	$24

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

	Tax Aware Disciplined Equity Fund		Tax Aware Enhanced Income Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$53	$70
Dividends and distributions reinvested	—	—	4	42
Cost of shares redeemed	—	—	(170)	(3,427)
Change in net assets from Class A capital transactions	$—	$—	$(113)	$(3,315)

Select Class
Proceeds from shares issued	$—	$—	$1,600	$13,452
Dividends and distributions reinvested	—	—	165	562
Cost of shares redeemed	—	—	(8,881)	(25,928)
Change in net assets from Select Class capital transactions	$—	$—	$(7,116)	$(11,914)

Institutional Class
Proceeds from shares issued	$125,550	$179,746	$11,521	$106,217
Dividends and distributions reinvested	1,255	2,385	1,062	2,276
Cost of shares redeemed	(110,914)	(156,866)	(64,467)	(53,121)
Change in net assets from Institutional Class capital transactions	$15,891	$25,265	$(51,884)	$55,372

Total change in net assets from capital transactions	$15,891	$25,265	$(59,113)	$40,143

SHARE TRANSACTIONS:
Class A
Issued	—	—	5	7
Reinvested	—	—	1	4
Redeemed	—	—	(17)	(343)
Change in Class A Shares	—	—	(11)	(332)
Select Class
Issued	—	—	161	1,347
Reinvested	—	—	17	56
Redeemed	—	—	(892)	(2,597)
Change in Select Class Shares	—	—	(714)	(1,194)
Institutional Class
Issued	6,841	9,074	1,159	10,651
Reinvested	67	120	107	228
Redeemed	(6,025)	(7,870)	(6,474)	(5,324)
Change in Institutional Class Shares	883	1,324	(5,208)	5,555

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   45

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Large Cap Growth Fund		Tax Aware Real Return Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$46,625	$6,332
Dividends and distributions reinvested	—	—	138	55
Cost of shares redeemed	—	—	(1,005)	(713)
Change in net assets from Class A capital transactions	$—	$—	$45,758	$5,674
Class C
Proceeds from shares issued	$—	$—	$10,075	$1,469
Dividends and distributions reinvested	—	—	47	17
Cost of shares redeemed	—	—	(186)	(520)
Change in net assets from Class C capital transactions	$—	$—	$9,936	$966
Select Class
Proceeds from shares issued	$6	$609	$167,287	$301,106
Dividends and distributions reinvested	17	3	3,573	7,063
Cost of shares redeemed	(8,834)	(22,732)	(43,714)	(160,328)
Change in net assets from Select Class capital transactions	$(8,811)	$(22,120)	$127,146	$147,841
Institutional Class
Proceeds from shares issued	$—	$—	$91,744	$234,966
Dividends and distributions reinvested	—	—	2,553	4,303
Cost of shares redeemed	—	—	(27,670)	(53,935)
Change in net assets from Institutional Class capital transactions	$—	$—	$66,627	$185,334

Total change in net assets from capital transactions	$(8,811)	$(22,120)	$249,467	$339,815

SHARE TRANSACTIONS:
Class A
Issued	—	—	4,645	642
Reinvested	—	—	14	6
Redeemed	—	—	(100)	(72)
Change in Class A Shares	—	—	4,559	576
Class C
Issued	—	—	1,004	148
Reinvested	—	—	4	2
Redeemed	—	—	(18)	(53)
Change in Class C Shares	—	—	990	97
Select Class
Issued	— (a)	33	16,649	30,336
Reinvested	1	— (a)	358	714
Redeemed	(438)	(1,221)	(4,356)	(16,104)
Change in Select Class Shares	(437)	(1,188)	12,651	14,946
Institutional Class
Issued	—	—	9,156	23,600
Reinvested	—	—	255	435
Redeemed	—	—	(2,762)	(5,403)
Change in Institutional Class Shares	—	—	6,649	18,632

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

	Tax Aware Short-Intermediate Income Fund		Tax Aware U.S. Equity Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$1,995	$4,005
Dividends and distributions reinvested	—	—	413	38
Cost of shares redeemed	—	—	(1,988)	(4,739)
Change in net assets from Class A capital transactions	$—	$—	$420	$(696)
Class B
Proceeds from shares issued	$—	$—	$68	$87
Dividends and distributions reinvested	—	—	220	4
Cost of shares redeemed	—	—	(176)	(529)
Change in net assets from Class B capital transactions	$—	$—	$112	$(438)
Class C
Proceeds from shares issued	$—	$—	$233	$229
Dividends and distributions reinvested	—	—	60	1
Cost of shares redeemed	—	—	(95)	(109)
Change in net assets from Class C capital transactions	$—	$—	$198	$121
Select Class
Proceeds from shares issued	$40,221	$46,009	$4,154	$17,060
Dividends and distributions reinvested	681	1,132	6,776	671
Cost of shares redeemed	(39,137)	(103,159)	(57,498)	(106,033)
Change in net assets from Select Class capital transactions	$1,765	$(56,018)	$(46,568)	$(88,302)

Institutional Class
Proceeds from shares issued	$3,450	$27,777	$417	$9,672
Dividends reinvested	349	904	1,904	610
Cost of shares redeemed	(13,702)	(21,495)	(13,275)	(34,055)
Redemption in-kind (See Note 8)	—	—	(18,502)	—
Change in net assets from Institutional Class capital transactions	$(9,903)	$7,186	$(29,456)	$(23,773)

Total change in net assets from capital transactions	$(8,138)	$(48,832)	$(75,294)	$(113,088)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   47

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Short-Intermediate Income Fund		Tax Aware U.S. Equity Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
SHARE TRANSACTIONS:
Class A
Issued	—	—	116	197
Reinvested	—	—	24	2
Redeemed	—	—	(119)	(229)
Change in Class A Shares	—	—	21	(30)
Class B
Issued	—	—	4	4
Reinvested	—	—	13	— (a)
Redeemed	—	—	(11)	(26)
Change in Class B Shares	—	—	6	(22)
Class C
Issued	—	—	14	11
Reinvested	—	—	4	— (a)
Redeemed	—	—	(6)	(5)
Change in Class C Shares	—	—	12	6

Select Class
Issued	4,095	4,731	234	850
Reinvested	69	116	388	33
Redeemed	(3,990)	(10,590)	(3,314)	(5,205)
Change in Select Class Shares	174	(5,743)	(2,692)	(4,322)

Institutional Class
Issued	349	2,850	36	703
Reinvested	36	93	167	43
Redeemed	(1,396)	(2,207)	(1,198)	(2,372)
Redemption in-kind (See Note 8)	—	—	(1,312)	—
Change in Institutional Class Shares	(1,011)	736	(2,307)	(1,626)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   49

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Tax Aware Disciplined Equity Fund
Institutional Class
Six Months Ended April 30, 2008 (Unaudited)	$20.82	$0.16		$(2.21)	$(2.05)	$(0.16)	$18.61
Year Ended October 31, 2007	18.58	0.28		2.23	2.51	(0.27)	20.82
Year Ended October 31, 2006	16.16	0.23		2.42	2.65	(0.23)	18.58
Year Ended October 31, 2005	15.30	0.24		0.85	1.09	(0.23)	16.16
Year Ended October 31, 2004	14.02	0.16		1.29	1.45	(0.17)	15.30
Year Ended October 31, 2003	11.74	0.15		2.28	2.43	(0.15)	14.02

Tax Aware Enhanced Income Fund
Class A
Six Months Ended April 30, 2008 (Unaudited)	9.97	0.14	(e)	(0.04)	0.10	(0.15)	9.92
Year Ended October 31, 2007	9.97	0.33	(e)	(0.01)	0.32	(0.32)	9.97
Year Ended October 31, 2006	9.96	0.29	(e)	0.01	0.30	(0.29)	9.97
Year Ended October 31, 2005	9.99	0.20		(0.03)	0.17	(0.20)	9.96
Year Ended October 31, 2004	10.05	0.11		(0.06)	0.05	(0.11)	9.99
Year Ended October 31, 2003	10.08	0.14		(0.03)	0.11	(0.14)	10.05

Select Class
Six Months Ended April 30, 2008 (Unaudited)	9.97	0.16	(e)	(0.05)	0.11	(0.17)	9.91
Year Ended October 31, 2007	9.98	0.36	(e)	(0.01)	0.35	(0.36)	9.97
Year Ended October 31, 2006	9.96	0.31	(e)	0.02	0.33	(0.31)	9.98
Year Ended October 31, 2005	9.99	0.22		(0.03)	0.19	(0.22)	9.96
Year Ended October 31, 2004	10.06	0.13		(0.07)	0.06	(0.13)	9.99
Year Ended October 31, 2003	10.08	0.17		(0.02)	0.15	(0.17)	10.06

Institutional Class
Six Months Ended April 30, 2008 (Unaudited)	9.96	0.17	(e)	(0.04)	0.13	(0.18)	9.91
Year Ended October 31, 2007	9.97	0.38	(e)	(0.01)	0.37	(0.38)	9.96
Year Ended October 31, 2006	9.95	0.34	(e)	0.01	0.35	(0.33)	9.97
Year Ended October 31, 2005	9.98	0.23		(0.01)	0.22	(0.25)	9.95
Year Ended October 31, 2004	10.05	0.15		(0.06)	0.09	(0.16)	9.98
Year Ended October 31, 2003	10.07	0.19		(0.02)	0.17	(0.19)	10.05

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Calculated based upon average shares outstanding.

(f)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

		Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

(9.85)%	$663,482	0.55%		1.76%	0.59%	20%
13.61	723,980	0.55		1.41	0.59	30
16.54	621,508	0.55		1.40	0.59	26
7.11	376,879	0.55		1.47	0.64	24
10.40	201,520	0.55		1.14	0.69	31
20.91	181,000	0.55		1.21	0.71	46

1.03	266	0.75		2.91	0.97	17
3.31	380	0.76	(f)	3.29	0.95	94
3.02	3,694	0.75		2.90	0.96	42
1.68	7,479	0.75		1.89	1.02	75
0.47	15,684	0.75		1.04	1.03	95
1.12	22,000	0.75		1.38	1.00	241

1.07	28,610	0.50		3.15	0.72	17
3.54	35,881	0.50		3.58	0.69	94
3.38	47,821	0.50		3.13	0.71	42
1.92	104,716	0.50		2.08	0.71	75
0.63	362,177	0.50		1.30	0.68	95
1.48	444,000	0.50		1.61	0.69	241

1.29	60,853	0.25		3.44	0.57	17
3.81	113,008	0.25		3.82	0.53	94
3.62	57,762	0.25		3.42	0.56	42
2.18	87,828	0.25		2.19	0.56	75
0.88	744,157	0.25		1.55	0.53	95
1.73	2,068,000	0.25		1.88	0.53	241

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   51

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Tax Aware Large Cap Growth Fund
Select Class
Six Months Ended April 30, 2008 (Unaudited)	$22.22	$0.01		$(1.78)	$(1.77)	$(0.11)	$—	$(0.11)
Year Ended October 31, 2007	17.29	—	(f)	4.95	4.95	(0.02)	—	(0.02)
Year Ended October 31, 2006	15.86	0.01		1.44	1.45	(0.02)	—	(0.02)
Year Ended October 31, 2005	14.74	0.07		1.13	1.20	(0.07)	(0.01)	(0.08)
Year Ended October 31, 2004	14.79	0.01		(0.04)	(0.03)	(0.01)	(0.01)	(0.02)
Year Ended October 31, 2003	13.03	0.05		1.75	1.80	(0.04)	—	(0.04)

Tax Aware Real Return Fund
Class A
Six Months Ended April 30, 2008 (Unaudited)	9.91	0.15		0.10	0.25	(0.16)	—	(0.16)
Year Ended October 31, 2007	10.01	0.31	(g)	(0.10)	0.21	(0.31)	—	(0.31)
Year Ended October 31, 2006	9.95	0.31		0.03 (h)	0.34	(0.28)	—	(0.28)
August 31, 2007 (e) through October 31, 2005	10.00	0.04	(g)	(0.05)	(0.01)	(0.04)	—	(0.04)

Class C
Six Months Ended April 30, 2008 (Unaudited)	9.90	0.12		0.10	0.22	(0.13)	—	(0.13)
Year Ended October 31, 2007	10.01	0.26	(g)	(0.11)	0.15	(0.26)	—	(0.26)
Year Ended October 31, 2006	9.95	0.25		0.04 (h)	0.29	(0.23)	—	(0.23)
August 31, 2007 (e) through October 31, 2005	10.00	0.03	(g)	(0.05)	(0.02)	(0.03)	—	(0.03)

Select Class
Six Months Ended April 30, 2008 (Unaudited)	9.91	0.16		0.10	0.26	(0.16)	—	(0.16)
Year Ended October 31, 2007	10.01	0.33	(g)	(0.10)	0.23	(0.33)	—	(0.33)
Year Ended October 31, 2006	9.95	0.30		0.06 (h)	0.36	(0.30)	—	(0.30)
August 31, 2007 (e) through October 31, 2005	10.00	0.04	(g)	(0.05)	(0.01)	(0.04)	—	(0.04)

Institutional Class
Six Months Ended April 30, 2008 (Unaudited)	9.92	0.17		0.09	0.26	(0.17)	—	(0.17)
Year Ended October 31, 2007	10.02	0.35	(g)	(0.11)	0.24	(0.34)	—	(0.34)
Year Ended October 31, 2006	9.95	0.32		0.07 (h)	0.39	(0.32)	—	(0.32)
August 31, 2007 (e) through October 31, 2005	10.00	0.05	(g)	(0.05)	—	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01

(g)	Calculated based upon average shares outstanding.

(h)	The amount shown at the Net realized and unrealized gains (losses) on investments caption is the balancing figure derived from the other amounts in the statement. The amount shown at this caption for a share outstanding throughout the year may not agree with the change in the aggregate gains or losses in the portfolio securities for the year because of the timing of sales and repurchases of the Fund’s shares in relation to the fluctuating market value for the Fund.

(i)	Includes interest expense of 0.01%.

(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

			Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$20.34	(7.91)%	$25,277	0.86	%(i)	0.17%	1.12%		29%
22.22	28.67	37,317	0.86	(i)	0.05	1.05		55
17.29	9.14	49,576	0.85		0.07	0.87		38
15.86	8.12	138,366	0.85		0.54	0.87		75
14.74	(0.21)	198,972	0.85		0.07	0.87		129
14.79	13.84	268,000	0.85		0.35	0.87		35

10.00	2.49	52,096	0.80		3.14	1.00		2
9.91	2.13	6,447	0.90		3.15	1.00		26
10.01	3.45	752	0.90		2.99	3.22		1
9.95	(0.09)	620	0.90		2.45	11.03	(j)	12

9.99	2.26	11,381	1.40		2.52	1.50		2
9.90	1.50	1,477	1.40		2.63	1.50		26
10.01	2.95	521	1.40		2.47	4.08		1
9.95	(0.16)	499	1.40		1.95	11.32	(j)	12

10.01	2.66	683,065	0.65		3.31	0.75		2
9.91	2.32	551,307	0.65		3.39	0.75		26
10.01	3.72	407,100	0.65		3.33	0.89		1
9.95	(0.06)	1,000	0.65		2.70	10.57	(j)	12

10.01	2.61	282,422	0.50		3.46	0.60		2
9.92	2.49	213,792	0.50		3.54	0.60		26
10.02	3.94	29,263	0.50		3.45	1.45		1
9.95	(0.04)	3,010	0.50		2.85	10.42	(j)	12

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   53

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Tax Aware Short-Intermediate Income Fund
Select Class
Six Months Ended April 30, 2008 (Unaudited)	$9.73	$0.15	(f)	$0.02	$0.17	$(0.15)	$9.75
Year Ended October 31, 2007	9.76	0.34		(0.03)	0.31	(0.34)	9.73
Year Ended October 31, 2006	9.75	0.34		0.01	0.35	(0.34)	9.76
Year Ended October 31, 2005	10.00	0.27		(0.24)	0.03	(0.28)	9.75
Year Ended October 31, 2004	10.05	0.23		(0.05)	0.18	(0.23)	10.00
Year Ended October 31, 2003	10.00	0.19	(f)	0.04	0.23	(0.18)	10.05

Institutional Class
Six Months Ended April 30, 2008 (Unaudited)	9.73	0.16	(f)	0.02	0.18	(0.16)	9.75
Year Ended October 31, 2007	9.77	0.35		(0.03)	0.32	(0.36)	9.73
Year Ended October 31, 2006	9.75	0.41		(0.04)	0.37	(0.35)	9.77
Year Ended October 31, 2005	10.00	0.30		(0.25)	0.05	(0.30)	9.75
Year Ended October 31, 2004	10.05	0.26		(0.06)	0.20	(0.25)	10.00
Year Ended October 31, 2003	10.00	0.20	(f)	0.04	0.24	(0.19)	10.05

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	See Note 2K.

(f)	Calculated based upon average shares outstanding.

(g)	Includes interest expense of 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

		Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (excluding imputed interest) (d)		Net expenses (including imputed interest) (d)(e)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (excluding imputed interest	Expenses without waivers, reimbursements and earnings credits (including imputed interest) (e)	Portfolio turnover rate (b)

1.78%	$220,415	0.55%		0.60%		3.10%	0.66%	0.71%	31%
3.26	218,309	0.55		0.59		3.50	0.66	0.70	122
3.61	275,161	0.56	(g)	0.56	(g)	3.41	0.65	0.65	73
0.33	507,008	0.55		0.55		2.81	0.65	0.65	118
1.86	357,317	0.55		0.55		2.38	0.69	0.69	185
2.28	201,000	0.50		0.50		2.22	0.72	0.72	274

1.85	44,813	0.40		0.45		3.26	0.51	0.56	31
3.30	54,563	0.40		0.44		3.65	0.51	0.55	122
3.86	47,568	0.41	(g)	0.41	(g)	3.51	0.50	0.50	73
0.48	187,056	0.40		0.40		2.92	0.51	0.51	118
2.02	349,338	0.40		0.40		2.49	0.55	0.55	185
2.41	336,000	0.35		0.35		2.34	0.57	0.57	274

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Tax Aware U.S Equity Fund
Class A
Six Months Ended April 30, 2008 (Unaudited)	$21.24	$0.09	(e)	$(2.16)	$(2.07)	$(0.09)	$(2.25)	$(2.34)
Year Ended October 31, 2007	19.18	0.16	(e)	2.04	2.20	(0.14)	—	(0.14)
Year Ended October 31, 2006	16.65	0.14	(e)	2.56	2.70	(0.17)	—	(0.17)
Year Ended October 31, 2005	16.16	0.16		0.49	0.65	(0.16)	—	(0.16)
Year Ended October 31, 2004	14.89	0.08	(e)	1.28	1.36	(0.09)	—	(0.09)
Year Ended October 31, 2003	12.86	0.09	(e)	2.01	2.10	(0.07)	—	(0.07)

Class B
Six Months Ended April 30, 2008 (Unaudited)	21.03	0.05	(e)	(2.15)	(2.10)	(0.04)	(2.25)	(2.29)
Year Ended October 31, 2007	18.99	0.06	(e)	2.02	2.08	(0.04)	—	(0.04)
Year Ended October 31, 2006	16.49	0.05	(e)	2.53	2.58	(0.08)	—	(0.08)
Year Ended October 31, 2005	16.00	0.07		0.49	0.56	(0.07)	—	(0.07)
Year Ended October 31, 2004	14.75	0.01	(e)	1.26	1.27	(0.02)	—	(0.02)
Year Ended October 31, 2003	12.76	0.02	(e)	1.99	2.01	(0.02)	—	(0.02)

Class C
Six Months Ended April 30, 2008 (Unaudited)	20.97	0.05	(e)	(2.14)	(2.09)	(0.05)	(2.25)	(2.30)
Year Ended October 31, 2007	18.95	0.05	(e)	2.02	2.07	(0.05)	—	(0.05)
Year Ended October 31, 2006	16.46	0.05	(e)	2.52	2.57	(0.08)	—	(0.08)
Year Ended October 31, 2005	15.97	0.08		0.48	0.56	(0.07)	—	(0.07)
Year Ended October 31, 2004	14.72	0.02	(e)	1.25	1.27	(0.02)	—	(0.02)
Year Ended October 31, 2003	12.74	0.02	(e)	1.99	2.01	(0.03)	—	(0.03)

Select Class
Six Months Ended April 30, 2008 (Unaudited)	21.29	0.12	(e)	(2.18)	(2.06)	(0.11)	(2.25)	(2.36)
Year Ended October 31, 2007	19.22	0.21	(e)	2.05	2.26	(0.19)	—	(0.19)
Year Ended October 31, 2006	16.68	0.20	(e)	2.54	2.74	(0.20)	—	(0.20)
Year Ended October 31, 2005	16.18	0.23		0.47	0.70	(0.20)	—	(0.20)
Year Ended October 31, 2004	14.90	0.13	(e)	1.28	1.41	(0.13)	—	(0.13)
Year Ended October 31, 2003	12.88	0.12	(e)	2.01	2.13	(0.11)	—	(0.11)

Institutional Class
Six Months Ended April 30, 2008 (Unaudited)	14.77	0.10	(e)	(1.50)	(1.40)	(0.12)	(2.25)	(2.37)
Year Ended October 31, 2007	13.41	0.17	(e)	1.42	1.59	(0.23)	—	(0.23)
Year Ended October 31, 2006	11.71	0.15	(e)	1.79	1.94	(0.24)	—	(0.24)
Year Ended October 31, 2005	11.42	0.18		0.34	0.52	(0.23)	—	(0.23)
Year Ended October 31, 2004	10.57	0.11	(e)	0.89	1.00	(0.15)	—	(0.15)
Year Ended October 31, 2003	9.17	0.11	(e)	1.42	1.53	(0.13)	—	(0.13)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Calculated based upon average shares outstanding.

(f)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

			Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.83	(10.08)%	$6,493	1.11	%(f)	1.06%	1.17%	14%
21.24	11.50	7,747	1.10		0.78	1.13	34
19.18	16.29	7,581	1.10		0.80	1.13	32
16.65	3.99	8,132	1.10		0.89	1.24	46
16.16	9.15	5,130	1.10		0.57	1.74	59
14.89	16.37	5,000	1.10		0.68	1.90	13

16.64	(10.33)	1,817	1.61	(f)	0.56	1.67	14
21.03	10.98	2,169	1.60		0.28	1.63	34
18.99	15.68	2,370	1.60		0.30	1.63	32
16.49	3.51	2,458	1.60		0.53	1.79	46
16.00	8.62	2,814	1.60		0.07	2.24	59
14.75	15.82	3,000	1.60		0.18	2.40	13

16.58	(10.34)	793	1.61	(f)	0.55	1.67	14
20.97	10.95	765	1.60		0.24	1.63	34
18.95	15.67	572	1.60		0.29	1.63	32
16.46	3.53	550	1.60		0.47	1.77	46
15.97	8.66	479	1.60		0.07	2.24	59
14.72	15.80	367	1.60		0.18	2.40	13

16.87	(10.00)	134,903	0.85	(f)	1.37	0.91	14
21.29	11.83	227,477	0.84		1.05	0.88	34
19.22	16.56	288,494	0.84		1.12	0.87	32
16.68	4.29	701,050	0.84		1.28	0.86	46
16.18	9.46	879,507	0.84		0.83	0.90	59
14.90	16.64	630,000	0.84		0.92	0.93	13

11.00	(9.89)	18,695	0.71	(f)	1.64	0.76	14
14.77	11.94	59,168	0.70		1.19	0.73	34
13.41	16.75	75,507	0.70		1.24	0.72	32
11.71	4.50	133,590	0.70		1.37	0.71	46
11.42	9.50	120,379	0.70		0.97	0.76	59
10.57	16.89	105,000	0.70		1.09	0.79	13

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   57

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are six separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Tax Aware Disciplined Equity Fund	Institutional Class
Tax Aware Enhanced Income Fund	Class A, Select Class and Institutional Class
Tax Aware Large Cap Growth Fund	Select Class
Tax Aware Real Return Fund	Class A, Class C, Select Class and Institutional Class
Tax Aware Short-Intermediate Income Fund	Select Class and Institutional Class
Tax Aware U.S. Equity Fund	Class A, Class B, Class C, Select Class and Institutional Class

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives shall generally be valued each day by third party broker-dealers or counterparties or by independent or affiliated pricing services approved by the Board of Trustees. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

58   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

The following is the value and percentage of net assets of illiquid securities as of April 30, 2008 (amounts in thousands):

	Value	Percentage
Tax Aware Enhanced Income Fund	$5,155	5.7%
Tax Aware Real Return Fund	3,822	0.4
Tax Aware Short-Intermediate Income Fund	1,250	0.5

C.  Commitments — The Funds may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current market value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

D.  Swaps — The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions. The risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

Interest rate swap agreements involve the exchange by the Funds with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Spread-lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount. The swap spread is the difference between the benchmark swap rate (market rate) and a reference rate.

Premiums paid/received by the Funds are recognized as an asset/liability on the Statements of Assets and Liabilities and are recorded as a realized gain/loss on the termination date. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract.

As of April 30, 2008, the Tax Aware Real Return Fund had outstanding swap agreements as listed on its Schedule of Portfolio Investments.

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   59

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact on the Funds’ financial statements.

H.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I.  Dividends and Distributions to Shareholders — Tax Aware Enhanced Income Fund, Tax Aware Real Return Fund and Tax Aware Short-Intermediate Income Fund declare and pay dividends from net investment income monthly. Tax Aware Disciplined Equity Fund, Tax Aware Large Cap Growth Fund and Tax Aware U.S. Equity Fund declare and pay dividends from net investment income quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J.  Recent Accounting Pronouncements — In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

K.  Floating-Rate Note Obligations Related to Securities Held — The Tax Aware Short-Intermediate Income Fund has entered into transactions in which a fixed-rate note owned by the Fund is transferred to a trust in exchange for cash and residual interests in the trust’s assets and cash flows, which are in the form of inverse floating rate investments (the “Inverse Floater”). The trust funds the purchase of the fixed-rate notes by issuing floating-rate certificates issued to third parties and allowing the Fund to retain the residual interests in the fixed-rate notes. The Inverse Floater held by the Fund gives the Fund the right to (1) cause the holders of the floating-rate certificates to tender their notes at par at the next reset date, and (2) to transfer the fixed-rate notes from the trust to the Fund, causing the trust to collapse. The Fund accounts for the transfer of the fixed-rate notes to the trust as a secured borrowing, with the fixed-rate notes transferred to the trust remaining in the Fund’s investments, and the related floating-rate certificates reflected as a liability under the caption “Floating rate notes payable” on the Statements of Assets and Liabilities. The Fund recorded imputed interest expense of approximately $64,000 for these investments based on an average interest rate of 3.46% for the six months ended April 30, 2008.

At April 30, 2008, the Tax Aware Short-Intermediate Income Fund did not hold any Inverse Floaters.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Tax Aware Disciplined Equity Fund	0.35%
Tax Aware Enhanced Income Fund	0.25
Tax Aware Large Cap Growth Fund	0.40
Tax Aware Real Return Fund	0.35
Tax Aware Short-Intermediate Income Fund	0.25
Tax Aware U.S. Equity Fund	0.45

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

60   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended April 30, 2008 were as follows (amounts in thousands):

Tax Aware Disciplined Equity Fund	$4
Tax Aware Enhanced Income Fund	18
Tax Aware Large Cap Growth Fund	—	(a)
Tax Aware Real Return Fund	68
Tax Aware Short-Intermediate Income Fund	12
Tax Aware U.S. Equity Fund	1

(a)	Amount rounds to less than $1,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2008, the annualized effective rate of each Fund’s average daily net assets was 0.10%.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Tax Aware Enhanced Income Fund	0.25%	n/a	n/a
Tax Aware Real Return Fund	0.25	n/a	0.75%
Tax Aware U.S. Equity Fund	0.25	0.75%	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Tax Aware Enhanced Income Fund	$—	(a)	—
Tax Aware Real Return Fund	11		$2
Tax Aware U.S. Equity Fund	—	(a)	—

(a)	Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
Tax Aware Disciplined Equity Fund	n/a	n/a	n/a	n/a	0.10%
Tax Aware Enhanced Income Fund	0.25%	n/a	n/a	0.25%	0.10
Tax Aware Large Cap Growth Fund	n/a	n/a	n/a	0.25	n/a
Tax Aware Real Return Fund	0.25	n/a	0.25%	0.25	0.10
Tax Aware Short-Intermediate Income Fund	n/a	n/a	n/a	0.25	0.10
Tax Aware U.S. Equity Fund	0.25	0.25%	0.25	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   61

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B	Class C	Select Class	Institutional Class
Tax Aware Disciplined Equity Fund	n/a		n/a	n/a	n/a	0.55%
Tax Aware Enhanced Income Fund	0.75%		n/a	n/a	0.50%	0.25
Tax Aware Large Cap Growth Fund	n/a		n/a	n/a	0.85	n/a
Tax Aware Real Return Fund	0.75	*	n/a	1.40%	0.65	0.50
Tax Aware Short-Intermediate Income Fund	n/a		n/a	n/a	0.55	0.40
Tax Aware U.S. Equity Fund	1.10		1.60%	1.60	0.84	0.70

*	Prior to February 29, 2008, the contractual expense limitation was 0.90%.

The contractual expense limitation agreements were in effect for the six months ended April 30, 2008. The expense limitation percentages in the table above are in place until at least February 28, 2009.

For the six months ended April 30, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Tax Aware Disciplined Equity Fund	$ —	$73	$41	$114
Tax Aware Enhanced Income Fund	86	30	37	153
Tax Aware Large Cap Growth Fund	22	5	11	38
Tax Aware Real Return Fund	142	66	211	419
Tax Aware Short-Intermediate Income Fund	—	46	107	153
Tax Aware U.S. Equity Fund	—	31	35	66

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2008, Tax Aware U.S. Equity Fund incurred approximately $25,000 in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

62   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

4. Investment Transactions

During the six months ended April 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Disciplined Equity Fund	$145,561	$130,071
Tax Aware Enhanced Income Fund	7,935	15,596
Tax Aware Large Cap Growth Fund	8,756	17,379
Tax Aware Real Return Fund	190,991	11,762
Tax Aware Short-Intermediate Income Fund	81,898	85,852
Tax Aware U.S. Equity Fund	30,090	114,855

During the six months ended April 30, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Disciplined Equity Fund	$564,112	$126,635	$26,124	$100,511
Tax Aware Enhanced Income Fund	87,023	346	683	(337)
Tax Aware Large Cap Growth Fund	17,593	8,368	414	7,954
Tax Aware Real Return Fund	1,000,150	12,337	6,529	5,808
Tax Aware Short-Intermediate Income Fund	261,542	2,399	1,946	453
Tax Aware U.S. Equity Fund	131,683	37,642	7,108	30,534

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2008. Average borrowings from the Facility for the six months ended April 30, 2008, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Tax Aware Disciplined Equity Fund	$2,895	3	$1
Tax Aware Large Cap Growth Fund	821	8	1
Tax Aware U.S. Equity Fund	1,668	20	3

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   63

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, including sub-prime securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

The Tax Aware Enhanced Income Fund, Tax Aware Real Return Fund and Tax Aware Short-Intermediate Income Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet their payment obligations may be affected by economic or political developments in a specific state or region. Issuances backed by bond insurers may be impacted by changes to bond insurers’ ratings.

8. Transfers-in-Kind

For the six months ended April 30, 2008, certain shareholders of the Tax Aware U.S. Equity Fund redeemed Institutional Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for shares of the Fund. Cash and portfolio securities were transferred on the dates, at the market values listed, and gains for book purposes which resulted from the redemption in-kind are listed below (amounts in thousands):

	Date	Market Value	Realized Gains	Type
Tax Aware U.S. Equity Fund	12/14/2007	$18,502	$4,986	Redemption in-kind

9. Subsequent Event

JPMorgan Chase & Co. announced on May 31, 2008 that it completed its acquisition of The Bear Stearns Companies Inc. on May 30, 2008.

64   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2007, and continued to hold your shares at the end of the reporting period, April 30, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2007	Ending Account Value, April 30, 2008	Expenses Paid During November 1, 2007 to April 30, 2008*	Annualized Expense Ratio
Tax Aware Disciplined Equity Fund
Institutional Class
Actual	$1,000.00	$901.50	$2.60	0.55%
Hypothetical	1,000.00	1,022.13	2.77	0.55

Tax Aware Enhanced Income Fund
Class A
Actual	1,000.00	1,010.30	3.75	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75
Select Class
Actual	1,000.00	1,010.70	2.50	0.50
Hypothetical	1,000.00	1,022.38	2.51	0.50
Institutional Class
Actual	1,000.00	1,012.90	1.25	0.25
Hypothetical	1,000.00	1,023.62	1.26	0.25

Tax Aware Large Cap Growth Fund
Select Class
Actual	1,000.00	920.90	4.11	0.86
Hypothetical	1,000.00	1,020.59	4.32	0.86

APRIL 30, 2008        JPMORGAN TAX AWARE FUNDS   65

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2007	Ending Account Value, April 30, 2008	Expenses Paid During November 1, 2007 to April 30, 2008*	Annualized Expense Ratio
Tax Aware Real Return Fund
Class A
Actual	$1,000.00	$1,024.90	$4.03	0.80%
Hypothetical	1,000.00	1,020.89	4.02	0.80
Class C
Actual	1,000.00	1,022.60	7.04	1.40
Hypothetical	1,000.00	1,017.90	7.02	1.40
Select Class
Actual	1,000.00	1,026.60	3.28	0.65
Hypothetical	1,000.00	1,021.63	3.27	0.65
Institutional Class
Actual	1,000.00	1,026.10	2.52	0.50
Hypothetical	1,000.00	1,022.38	2.51	0.50

Tax Aware Short-Intermediate Income Fund
Select Class
Actual	1,000.00	1,017.80	2.76	0.55
Hypothetical	1,000.00	1,022.13	2.77	0.55
Institutional Class
Actual	1,000.00	1,018.50	2.01	0.40
Hypothetical	1,000.00	1,022.87	2.01	0.40

Tax Aware U.S. Equity Fund
Class A
Actual	1,000.00	899.20	5.24	1.11
Hypothetical	1,000.00	1,019.34	5.57	1.11
Class B
Actual	1,000.00	896.70	7.59	1.61
Hypothetical	1,000.00	1,016.86	8.07	1.61
Class C
Actual	1,000.00	896.60	7.59	1.61
Hypothetical	1,000.00	1,016.86	8.07	1.61
Select Class
Actual	1,000.00	900.00	4.02	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85
Institutional Class
Actual	1,000.00	901.10	3.36	0.71
Hypothetical	1,000.00	1,021.33	3.57	0.71

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

66   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. April 2008.	SAN-TA-408

SEMI-ANNUAL REPORT
SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED)

JPMorgan Funds

Country/Region

Funds

JPMorgan Asia Equity Fund
JPMorgan China Region Fund
JPMorgan India Fund
JPMorgan Intrepid European Fund
JPMorgan Intrepid Japan Fund (formerly JPMorgan Japan Fund)
JPMorgan Latin America Fund
JPMorgan Russia Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Asia Equity Fund	2
JPMorgan China Region Fund	4
JPMorgan India Fund	6
JPMorgan Intrepid European Fund	8
JPMorgan Intrepid Japan Fund	10
JPMorgan Latin America Fund	12
JPMorgan Russia Fund	14
Schedules of Portfolio Investments	16
Financial Statements	32
Financial Highlights	48
Notes to Financial Statements	58
Schedule of Shareholder Expenses	66

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 12, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this semi-annual report for the JPMorgan Country/Region Funds. Inside, you’ll find information detailing the performance of the funds for the six-month period ended April 30, 2008, along with a report from the portfolio managers.

“The slowing economy, soaring commodity prices, weak U.S. and U.K. housing markets, and the U.S. sub-prime mortgage market and ensuing credit crises stifled stock market performance.”

Credit problems fuel market volatility, losses

The slowing economy, soaring commodity prices, weak U.S. and U.K. housing markets, and the U.S. sub-prime mortgage market and ensuing credit crises stifled stock market performance, igniting a widespread market correction. As these problems grew, volatility increased. Market liquidity shrank, and investors generally shunned riskier assets.

Across the board, stock returns were negative for the six-month period. In the U.S., the S&P 500 Index returned –9.64% for the period. Developed international markets, as measured by the MSCI EAFE Index, returned –9.21%, while the MSCI Emerging Markets Index returned –10.29%.

The U.K. stock market outperformed Continental European markets in local currency terms, reflecting the market’s defensive composition and expectations of further rate cuts. Continental European stocks struggled, as rhetoric from the European Central Bank (ECB) became more hawkish. Although euro-zone inflation increased, forecasts for 2008 gross domestic product growth fell, leading to fears of stagflation (stalled growth and rising inflation).

Japanese stocks restored their correlation with European and U.S. stocks. The challenging period included strong appreciation of the yen versus the dollar, lackluster corporate earnings and a downgrade of economic prospects by the Bank of Japan.

Global emerging markets fell along with developed markets, but their strong showing in 2007 offset some of the decline for the six-month period. Mounting fears that weakness in the G7 economies would lead to a downturn in exports, together with negative global investor sentiment, accounted for the asset class’s weakness in the second half of the period. High commodity prices were a mixed blessing, depending on each country’s circumstances.

U.S. Fed, Bank of England cut rates

Concerned about ramifications for the entire U.S. financial system, the Federal Reserve (Fed) took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. At the same time, the Fed launched new liquidity-enhancing measures and relaxed its collateral standards.

The Fed also continued to pursue its “more-traditional” monetary policies in an attempt to avert an economic recession, cutting the fed funds target rate by 250 basis points (bps) during the period.

The Bank of England took a milder approach, cutting interest rates by 75 bps in the six months, from 5.75% to 5.00%. Nevertheless, the nation’s debt bubble remained on the verge of deflating due to falling housing prices and cash-flow-constrained households already pummeled by an overly tight monetary policy.

ECB, Bank of Japan keep rates steady

The Fed’s aggressive response was in stark contrast to that of the ECB. Despite the ECB’s inflation worries, which kept interest rates at 4%, the risks to growth may be greater. The euro’s recent ascent to an all-time high could be problematic, which would be exacerbated if the euro zone’s main trading partners continue to cut rates.

The Bank of Japan finally appointed a new governor, who acknowledged the difficulties facing the country’s economy. The bank’s overnight call rate remained at 0.5%, where it has been since February 2007. In its April report, the bank lowered its outlook for growth and withdrew its longstanding goal of gradually raising interest rates.

Stocks rebound in April

The Fed’s aggressive responses to slowing economic growth and the mounting credit crisis helped provide stability to jittery global markets. In the wake of the Fed’s unprecedented actions in March, stocks throughout the world rebounded nicely in April. The MSCI EAFE Index advanced 5.54% for the month, while the MSCI Emerging Markets Index gained 8.09%.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   1

JPMorgan Asia Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 1, 2001
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$1,547,005
Primary Benchmark	Morgan Stanley Capital International (MSCI) All Country Asia (ex Japan) Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Asia Equity Fund, which seeks total return from long-term capital growth,* returned –20.06%** (Class A Shares, no sales charge) for the six months ended April 30, 2008, compared to the –15.70% return for the MSCI All Country Asia (ex Japan) Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in China, India and Singapore. At the individual stock level, an overweight in China property company Guangzhou R&F Properties Co. was a key detractor from performance. The company’s shares fell sharply due to the government’s attempts to cool the overheated residential property market via administrative measures. An overweight in India-based ICICI Bank Ltd. also hurt returns. The company’s shares fell on concerns about mark-to-market losses from foreign exchange derivative positions of corporate India and the resulting potential hit on the banking sector. An overweight in China-based Nine Dragons Paper Holdings Ltd. hindered performance. The stock sold off sharply following weaker-than-expected earnings due to non-cash charges, such as tax provisions and options expensing.

On the positive side, stock selection in Indonesia, Malaysia and Korea contributed to performance. At the individual stock level, Indonesia’s Bumi Resources helped returns. The company’s shares rose in line with rising coal prices. Indonesian resource companies generally performed strongly due to China’s strong demand, which boosted the underlying commodity prices. Golden Agri-Resources Ltd. also contributed to performance. The company’s shares rose on record prices for palm oil, the main cooking oil used across Asia. Yuanta Financial Holding Co. Ltd. in Taiwan aided returns. The stock rose due to optimism that Taiwan’s new president would pursue a policy of closer economic ties with China, which would improve capital flows between China and Taiwan, and benefit the financial sector.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s strategy remained broad and tended to overweight stocks in countries exposed to regional domestic demand. It was overweight in India and Indonesia, with an emphasis on consumer and infrastructure stocks. It remained underweight in countries that were largely dependent on exports, such as Taiwan, and in defensive sectors, such as utilities. There were other Asian companies that had similar dividend yields as the utility sector, but were less expensive and had better growth prospects.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Reliance Industries Ltd. GDR (India)	5.3%
2.	China Mobile Ltd. (Hong Kong)	4.8
3.	China Construction Bank Corp., Class H (China)	4.1
4.	China Merchants Bank Co., Ltd., Class H (China)	3.4
5.	Larsen & Toubro Ltd. GDR (India)	3.1
6.	Olam International Ltd. (Singapore)	3.0
7.	IOI Corp. BHD (Malaysia)	2.7
8.	United Tractors Tbk PT (Indonesia)	2.5
9.	Kookmin Bank (South Korea)	2.5
10.	China COSCO Holdings Co., Ltd., Class H (China)	2.4

PORTFOLIO COMPOSITION BY COUNTRY***

Hong Kong	19.0%
South Korea	18.1
China	16.4
India	12.6
Singapore	11.3
Indonesia	8.8
Taiwan	7.9
Malaysia	3.4
Thailand	2.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The performance of the Class A Shares including a sales charge was –24.26%.

***	Percentages indicated are based upon total investments as of April 30, 2008. The Fund’s composition is subject to change.

2   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/1/01
Without Sales Charge		22.05%	27.57%	17.08%
With Sales Charge*		15.66	26.21	16.11
SELECT CLASS SHARES	6/28/02	22.34	27.88	17.35
INSTITUTIONAL CLASS SHARES	6/28/02	22.57	28.09	17.50

*	Sales Charge for Class A Shares is 5.25%.

LIFE OF FUND PERFORMANCE (11/1/01 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2001.

Returns for the Select Class and Institutional Class Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Select Class and Institutional Class Shares would have been different than shown because Select Class and Institutional Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Asia Equity Fund, the MSCI All Country Asia (ex Japan) Index and the Lipper Pacific Region (ex Japan) Funds Index from November 1, 2001 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI All Country Asia (ex Japan) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Pacific Region (ex Japan) Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI All Country Asia (ex Japan) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Asia, excluding Japan. The Lipper Pacific Region (ex Japan) Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   3

JPMorgan China Region Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2007
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$30,368
Primary Benchmark	Morgan Stanley Capital International (MSCI) Golden Dragon Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan China Region Fund, which seeks long-term capital growth,* returned –24.10%** (Select Class Shares) for the six months ended April 30, 2008, compared to the –17.69% return for the MSCI Golden Dragon Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in Chinese financials and real estate as well as Taiwanese technology. At the individual stock level, China Life Insurance Co. Ltd. detracted from performance. The company’s shares fell due to concerns about its investment exposure to the domestic China A-share market, which performed poorly. An overweight in China-based property company Guangzhou R&F Properties Co. Ltd. also hurt results. The company’s shares fell sharply due to the government’s attempts to cool the overheated residential property market via administrative measures. An overweight in Hong Kong Exchanges & Clearing Ltd. hindered performance. As risk appetites and liquidity waned, participation in the stock market consequently fell, which led to a sharp drop in the company’s stock price.

On the positive side, stock selection in Taiwanese financials, real estate and industrials contributed to returns. At the individual stock level, Cathay Financial Holding Co. Ltd. in Taiwan helped performance. The stock rose due to optimism that Taiwan’s new president would pursue a policy of closer economic ties with China, improving capital flows between China and Taiwan, and benefiting the financial sector. Ruentex Development Co. Ltd. also contributed to performance. The stock advanced on rising real estate prices in Taiwan. Consumer confidence and capital flows into Taiwan increased following the landslide parliamentary and presidential victories of the pro-business KMT Party. This helped Taiwan’s real estate stocks post strong gains. Taiwan-based Asia Cement Corp. aided returns. Expectations for a lifting of investment restrictions on Taiwan-based companies investing in China benefited the company.

Q:	HOW WAS THE FUND MANAGED?

A:	We believe Greater China is a market in which top-down analysis should take precedence, whether on a macro or industry level. With that in mind, the Fund’s senior team established a top-down review on a bi-weekly basis, with each market (China, Taiwan, Hong Kong) ranked from 1 (overweight) to 5 (underweight). We incorporated these fundamental country rankings into the portfolio weightings, monitoring and controlling for absolute and relative risk.

Once the team established a top-down view, we proceeded with bottom-up portfolio construction in each region, targeting industry leaders and consolidators, and identifying potential long-term winners that offer high and/or rising return on equity. To identify such opportunities, we relied on our well-resourced, on-site teams. Our teams average 100–200 company visits/meetings per portfolio manager per year.

We also ranked individual companies on a scale from 1 (overweight) to 5 (underweight), analyzing important fundamental factors, such as growth indicators and potential catalysts, value measures, management strength and capital structure, and market indicators (e.g., liquidity, sentiment and technical analysis). We focused on the highest-conviction stocks, as indicated by ranking, with an emphasis on potential outperformance throughout a full market cycle, and risk management.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	China Mobile Ltd. (Hong Kong)	8.9%
2.	China Construction Bank Corp., Class H (China)	4.7
3.	Cheung Kong Holdings Ltd. (Hong Kong)	4.6
4.	China Merchants Bank Co., Ltd., Class H (China)	4.5
5.	Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	4.2
6.	Cathay Financial Holding Co., Ltd. (Taiwan)	3.8
7.	CNOOC Ltd. (Hong Kong)	3.8
8.	China Life Insurance Co., Ltd., Class H (China)	3.5
9.	China Petroleum & Chemical Corp., Class H (China)	3.4
10.	Chinatrust Financial Holding Co., Ltd. (Taiwan)	3.1

PORTFOLIO COMPOSITION BY COUNTRY***

China	34.7%
Hong Kong	34.6
Taiwan	30.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2008. The Fund’s composition is subject to change.

4   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		28.69%	27.38%
With Sales Charge*		21.91	21.63
CLASS C SHARES	2/28/07
Without CDSC		28.07	26.72
With CDSC**		27.07	26.72
CLASS R5 SHARES	2/28/07	29.23	27.90
SELECT CLASS SHARES	2/28/07	29.02	27.66

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan China Region Fund, the MSCI Golden Dragon Index and the Lipper China Region Funds Average from February 28, 2007 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Golden Dragon Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper China Region Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Golden Dragon Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The Lipper China Region Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   5

JPMorgan India Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	May 1, 2007
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$50,211
Primary Benchmark	Morgan Stanley Capital International (MSCI) India Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan India Fund, which seeks long-term capital growth,* returned –18.52%** (Select Class Shares) for the six months ended April 30, 2008, compared to the –14.53% return for the MSCI India Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the energy, consumer and utility sectors. At the individual stock level, an overweight in ICICI Bank Ltd. detracted from performance. The company’s shares fell on concerns about mark-to-market losses on foreign exchange derivative positions of corporate India and the resulting potential hit on the banking sector. Asahi India Glass Ltd. also hurt returns. The company was negatively impacted by concerns about its earnings outlook. The stock recently experienced a massive expansion, which resulted in increased interest expense, higher depreciation and amortization charges and, ultimately, subdued near-term earnings. An overweight in Bharat Heavy Electricals Ltd. hindered performance. The company’s shares fell after it revised earnings expectations downward, based on its inability to pass rising input costs (steel, oil) on to the end customer.

On the positive side, stock selection in the materials, pharmaceutical and telecommunication sectors helped returns. At the individual stock level, Gujarat NRE Coke contributed to performance. The company’s shares rose due to increased coal prices and continued strong growth in India and the rest of the region. Glenmark Pharmaceuticals Ltd. also helped returns. The company’s shares rose due to its defensive posture and relatively stable earnings stream. Centurion Bank of Punjab Ltd. aided performance. The company’s merger with HDFC Bank was received positively by the market, leading to a re-rating of its stock.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s strategy — focused on active and fundamental research, relying less on published data and more on subjective analysis through company visits by Indian country specialists — was unchanged. The Fund remained overweight in sectors dependent on infrastructure and consumption demand, including industrials, financials, telecommunications and utilities. We believe that the market’s uncertainty and volatility should present some attractive investment opportunities.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Reliance Industries Ltd.	19.2%
2.	Housing Development Finance Corp., Ltd.	7.9
3.	ICICI Bank Ltd.	7.2
4.	HDFC Bank Ltd.	6.3
5.	Bharti Airtel Ltd.	6.0
6.	Bharat Heavy Electricals Ltd.	4.6
7.	Axis Bank Ltd.	3.4
8.	Larsen & Toubro Ltd.	3.3
9.	Infrastructure Development Finance Co., Ltd.	3.1
10.	Oil & Natural Gas Corp., Ltd.	3.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials	36.5%
Energy	22.2
Industrials	15.9
Telecommunication Services	8.1
Materials	7.2
Information Technology	4.6
Utilities	3.4
Health Care	1.6
Others (each less than 1.0%)	0.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2008. The Fund’s composition is subject to change.

6   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	5/1/07
Without Sales Charge		13.27%
With Sales Charge*		7.33
CLASS C SHARES	5/1/07
Without CDSC		12.73
With CDSC**		11.73
CLASS R5 SHARES	5/1/07	13.80
SELECT CLASS SHARES	5/1/07	13.53

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period.

LIFE OF FUND PERFORMANCE (5/1/07 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 1, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan India Fund and the MSCI India Index from May 1, 2007 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI India Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI India Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in India. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically or economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   7

JPMorgan Intrepid European Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 2, 1995
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$734,983
Primary Benchmark	Morgan Stanley Capital International (MSCI) Europe Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid European Fund, which seeks total return from long-term capital growth,* returned –12.50%** (Class A Shares, no sales charge) for the six months ended April 30, 2008, compared with the –9.16% return for the MSCI Europe Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the electronic/electrical equipment, industrial engineering and oil/gas producer sectors. At the individual stock level, an overweight in Solarworld AG detracted from performance. The German solar energy company warned that earnings growth for 2008 may be lower than forecast. In addition, analysts downgraded most solar cell makers on concerns that industry growth may slow. An overweight in the U.K.-based Charter plc, a welding equipment maker, also hurt returns. The company’s shares slid on earnings fears tied to an industrial slowdown in Europe and the U.S. An underweight in British oil company BP plc hindered performance. The company’s shares benefited from soaring oil prices.

On the positive side, stock selection in the bank, chemical and industrial transportation sectors boosted returns. At the individual stock level, the Fund benefited from underweights in several banking stocks, including UBS AG, a Swiss banking group. The company’s shares fell heavily after revealing huge sub-prime-related write-downs, but the Fund’s underweight mitigated the stock’s impact. An overweight in Norwegian fertilizer maker Yara International ASA also contributed to performance. The company saw profits soar, as rising food prices boosted demand for crop nutrients. An overweight in Smit Internationale N.V., a Netherlands-based marine salvage operator, aided returns. The company reported that full-year profit almost doubled after it recovered more stranded vessels and repaired oil rigs damaged by hurricanes.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s disciplined investment process sought to invest in the best European growth and value stocks. Risk was managed by holding 50+ stocks and by ensuring that the Fund had positive exposure to both growth and value compared to the broad market.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Royal Dutch Shell plc, Class B (Netherlands)	3.9%
2.	Nestle S.A. (Switzerland)	2.7
3.	E.ON AG (Germany)	2.5
4.	ENI S.p.A (Italy)	2.1
5.	BNP Paribas (France)	2.0
6.	BG Group plc (United Kingdom)	1.9
7.	Vodafone Group plc (United Kingdom)	1.9
8.	Novartis AG (Switzerland)	1.8
9.	Zurich Financial Services AG (Switzerland)	1.7
10.	Sanofi-Aventis (France)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	28.5%
Germany	11.7
France	11.2
Switzerland	10.5
Netherlands	9.2
Italy	5.8
Spain	4.7
Greece	2.6
Norway	2.5
Sweden	2.4
Luxembourg	1.4
Austria	1.1
Belgium	1.0
Finland	1.0
Ireland	1.0
Others (each less than 1.0%)	0.7
Short-Term Investment	4.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The performance of the Class A Shares including a sales charge was –17.10%.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2008. The Fund’s composition is subject to change.

8   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/95
Without Sales Charge		(2.98)%	23.33%	10.96%
With Sales Charge*		(8.07)	22.01	10.36
CLASS B SHARES	11/3/95
Without CDSC		(3.44)	22.70	10.38
With CDSC**		(8.44)	22.52	10.38
CLASS C SHARES	11/1/98
Without CDSC		(3.43)	22.71	10.26
With CDSC***		(4.43)	22.71	10.26
SELECT CLASS SHARES	9/10/01	(2.71)	23.69	11.15
INSTITUTIONAL CLASS SHARES	9/10/01	(2.51)	24.03	11.39

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/98 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Select Class and Institutional Class Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Select Class and Institutional Class Shares would have been different than those shown because Select Class and Institutional Class Shares have different expenses than Class A Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, MSCI Europe Index, and Lipper European Funds Index from April 30, 1998 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI Europe Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper European Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of the developed markets in Europe. The Lipper European Funds Index represents the total returns of the funds in the indicated category defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   9

JPMorgan Intrepid Japan Fund*
    (formerly JPMorgan Japan Fund)

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 2, 1995
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$27,934
Primary Benchmark	Tokyo Stock Exchange (Topix) 1st Section Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Japan Fund, which seeks total return from long-term capital growth,** returned –14.75%*** (Class A Shares, no sales charge) for the six months ended April 30, 2008, compared to the –16.14% return for the Topix 1st Section Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the banking, software and commercial service sectors. At the individual stock level, Keiyo Bank Ltd. contributed to performance. The company’s shares rose on inexpensive valuations among banking stocks. The stocks had underperformed due to concerns about possible sub-prime holdings. Later in the period, investors declared these concerns overdone, which helped the company’s shares advance. Nintendo Corp. Ltd. also helped returns. The stock rose, as the company continued to report strong earnings on sales of its Wii game console. The company executed strongly and took market share from its competitors. Nihon Kohden Corp., Japan’s leading manufacturer, developer and distributor of medical electronic equipment, aided performance. The company’s shares rose on strong earnings growth led by market share gains.

On the negative side, stock selection in the real estate, consumer durables and automotive sectors hurt returns. At the individual stock level, Namura Shipbuilding Co. Ltd. detracted from performance. The stock fell on concerns that a potential U.S. recession would hurt trade and, hence, shipping rates. Furthermore, shipping prices peaked last year, sparking concerns that the shipping cycle also had reached its peak, which led to poor performance of Japan’s shipping stocks so far in 2008. Joint Corp., a real estate company, also hurt returns. The company fared poorly after the government tightened housing standards, leading to a sharp decline in housing starts. Nissan Motor Co. Ltd. also hindered performance. The stock fell on concerns that a U.S. consumer recession would further hurt the company’s U.S. auto sales. Furthermore, the yen strengthened significantly in the first quarter of 2008, which spurred earnings downgrades for Japanese exporters.

Q:	HOW WAS THE FUND MANAGED?

A:	Effective March 31, 2008, the Fund’s name, investment process and portfolio management team changed. The investment process changed from one that used fundamental company research to identify attractive stock-picking investment opportunities to a behavioral process that used a bottom up stock selection focusing on the value and growth characteristics of stocks. The Fund’s new management team is comprised of Christopher T. Blum and Mark Davids.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****

1.	Toyota Motor Corp.	4.1%
2.	Mitsubishi UFJ Financial Group, Inc.	3.2
3.	Sumitomo Mitsui Financial Group, Inc.	3.1
4.	Matsushita Electric Industrial Co., Ltd.	2.8
5.	Nippon Telegraph & Telephone Corp.	2.7
6.	Honda Motor Co., Ltd.	2.5
7.	Mitsubishi Corp.	2.3
8.	Mizuho Financial Group, Inc.	2.0
9.	Mitsui & Co., Ltd.	2.0
10.	NTT DoCoMo, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR****

Consumer Discretionary	22.5%
Financials	21.9
Industrials	21.0
Materials	9.1
Information Technology	8.9
Telecommunication Services	4.8
Health Care	3.5
Utilities	3.3
Consumer Staples	3.2
Energy	1.8

*	The Fund’s name was changed from JPMorgan Japan Fund to JPMorgan Intrepid Japan Fund on March 31, 2008. The Fund’s investment process and portfolio management team also changed on the same date.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The performance of Class A Shares including a sales charge was –19.22%.

****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2008. The Fund’s composition is subject to change.

10   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/95
Without Sales Charge		(12.61)%	15.23%	0.59%
With Sales Charge*		(17.21)	13.99	0.05
CLASS B SHARES	11/3/95
Without CDSC		(13.38)	14.47	0.04
With CDSC**		(18.38)	14.23	0.04
CLASS C SHARES	2/28/06
Without CDSC		(13.30)	14.46	(0.09)
With CDSC***		(14.30)	14.46	(0.09)
SELECT CLASS SHARES	2/28/06	(12.45)	15.32	0.63

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/98 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for the Select Class Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Select Class Shares would have been different than shown because Select Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid Japan Fund, Tokyo Stock Exchange (Topix) 1st Section Index, MSCI Japan Index and Lipper Japan Funds Average from April 30, 1998 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Japan Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Tokyo Stock Exchange (Topix) 1st Section Index, also known as the Tokyo Price Index, is an unmanaged capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The MSCI Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of Japan. The Lipper Japan Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   11

JPMorgan Latin America Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2007
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$13,273
Primary Benchmark	Morgan Stanley Capital International (MSCI) EM Latin America Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Latin America Fund, which seeks long-term capital growth,* returned 1.28%** (Select Class Shares) for the six months ended April 30, 2008, compared to the 3.43% return for the MSCI EM Latin America Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the energy and information technology sectors. At the individual stock level, an underweight in Brazil’s Petroleo Brasileiro S.A. detracted from performance. The energy company benefited from strong price performance in the commodity sector and from the discovery of a significant off-shore oil field, but its underweight positioning mitigated its impact on performance. Positivo Informatica S.A., a Brazil-based computer manufacturer and retailer, also hurt returns. The company’s shares declined on lower sales volume and pressure on margins.

On the positive side, stock selection in the materials and telecommunication sectors helped returns. At the individual stock level, Brazilian materials company MMX Mineracao e Metalicos S.A. contributed to performance. Similar to Petroleo Brasileiro, the company benefited from strong price performance in the commodity sector and from the discovery of a significant off-shore oil field. Brazil’s Telemar Norte Leste S.A., a telecommunication company, aided performance. The company’s controlling shareholder increased its economic stake, which was well received by the market, as it further aligned the controlling interest with that of minority shareholders.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was managed using an active, diversified strategy in which portfolio construction was focused on the highest conviction ideas, which are found at the stock level. The Fund held approximately 55 of the most promising investment opportunities identified by our network of analysts. The index was then used as a benchmark against which risk exposures could be monitored and managed. Security weightings were determined by a bottom-up stock selection process. Both sector and country weightings were residuals of stock selection.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Petroleo Brasileiro S.A. ADR (Brazil)	16.5%
2.	Cia Vale do Rio Doce ADR (Brazil)	13.8
3.	America Movil S.A.B. de C.V., Series L ADR (Mexico)	8.1
4.	Banco Itau Holding Financeira S.A. (Brazil)	6.0
5.	Usinas Siderurgicas de Minas Gerais S.A., Series A (Brazil)	3.1
6.	Cemex S.A.B. de C.V. ADR (Mexico)	3.0
7.	Unibanco — Uniao de Bancos Brasileiros S.A. GDR (Brazil)	2.5
8.	Cia de Bebidas das Americas ADR (Brazil)	2.3
9.	Fomento Economico Mexicano S.A.B. de C.V. ADR (Mexico)	2.0
10.	Grupo Televisa S.A. (Mexico)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***

Brazil	69.4%
Mexico	23.5
Chile	2.8
United States	1.9
Argentina	1.0
Others (each less than 1.0%)	1.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2008. The Fund’s composition is subject to change.

12   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		38.36%	46.07%
With Sales Charge*		31.13	39.48
CLASS C SHARES	2/28/07
Without CDSC		37.64	45.34
With CDSC**		36.64	45.34
CLASS R5 SHARES	2/28/07	38.87	46.68
SELECT CLASS SHARES	2/28/07	38.66	46.41

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Latin America Fund, the MSCI EM Latin America Index and the Lipper Latin American Funds Average from February 28, 2007 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EM Latin America Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Latin American Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America. The Lipper Latin American Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   13

JPMorgan Russia Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2007
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$12,336
Primary Benchmark	Morgan Stanley Capital International (MSCI) Russia Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Russia Fund, which seeks long-term capital growth,* returned –1.60%** (Select Class Shares) for the six months ended April 30, 2008, compared to the –3.24% return for the MSCI Russia Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the materials and energy sectors. At the individual stock level, metals and mining company Mechel contributed to performance. The company, which has exposure to steel and coal, continued to benefit from high steel prices. Dragon Oil plc also helped returns. The company announced plans to expand into Yemen and that it was looking at other investments in Europe, the Middle East and Africa.

On the negative side, stock selection in the telecommunication and financial service sectors hurt returns. At the individual stock level, commercial bank Sberbank detracted from performance. The company missed earnings estimates in third-quarter 2007, leading to a sell-off. Sitronics also hurt returns. The stock was negatively impacted by write-downs of inventories and receivables in the consumer electronics segment and a weaker bottom line.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was managed using an active, concentrated strategy in which portfolio construction was focused on the highest conviction ideas, which were found at the stock level. The Fund held approximately 35 of the most promising investment opportunities identified by our network of analysts. The index was then used as a benchmark against which risk exposures were monitored and managed. Security weightings were determined by a bottom-up stock selection process. Sector weightings were a residual of stock selection.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Sberbank	11.4%
2.	MMC Norilsk Nickel ADR	9.3
3.	Magnit OAO GDR	5.8
4.	Mechel ADR	5.3
5.	Tatneft GDR	4.9
6.	Mobile Telesystems OJSC ADR	4.2
7.	Open Investments JSC	3.7
8.	Magnitogorsk Iron & Steel Works GDR	3.4
9.	Evraz Group S.A. GDR (Luxembourg)	3.4
10.	Comstar United Telesystems OJSC, Reg. S, GDR	3.2

PORTFOLIO COMPOSITION BY SECTOR***

Materials	28.1%
Financials	25.3
Energy	12.3
Consumer Staples	10.4
Telecommunication Services	9.1
Consumer Discretionary	6.0
Industrials	4.2
Information Technology	2.6
Health Care	1.0
Utilities	1.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2008. The Fund’s composition is subject to change.

14   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		24.84%	22.87%
With Sales Charge*		18.26	17.32
CLASS C SHARES	2/28/07
Without CDSC		24.22	22.21
With CDSC**		23.22	22.21
CLASS R5 SHARES	2/28/07	25.39	23.40
SELECT CLASS SHARES	2/28/07	25.19	23.17

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Russia Fund, the MSCI Russia Index and the Lipper Emerging Markets Funds Index from February 28, 2007 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Russia Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Russia Index is a capitalization weighted index that monitors the performance of stocks from the country of Russia. The Lipper Emerging Markets Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   15

JPMorgan Asia Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.6%
	Common Stocks — 95.6%
	China — 15.7%
14,500	Belle International Holdings Ltd.	15,440
67,500	China Construction Bank Corp., Class H	60,962
12,000	China COSCO Holdings Co., Ltd., Class H (a)	35,722
43,000	China Hongxing Sports Ltd.	21,519
12,000	China Merchants Bank Co., Ltd., Class H	50,100
5,500	China National Building Material Co., Ltd., Class H	13,602
5,000	China Sky Chemical Fibre Co., Ltd. (a)	4,062
5,600	Guangzhou R&F Properties Co., Ltd., Class H	15,991
30,000	Soho China Ltd.	18,714
16,000	Synear Food Holdings Ltd.	7,037
		243,149
	Hong Kong — 18.2%
16,000	AMVIG Holdings Ltd.	16,765
1,480	Cheung Kong Holdings Ltd.	23,117
4,114	China Mobile Ltd.	70,791
17,661	CNOOC Ltd.	31,350
1,200	Esprit Holdings Ltd.	14,778
7,000	FU JI Food and Catering Services Holdings Ltd.	11,468
1,200	Hong Kong Exchanges and Clearing Ltd.	24,522
25,000	Huabao International Holdings Ltd.	22,273
4,434	Kerry Properties Ltd.	30,020
15,207	Nine Dragons Paper Holdings Ltd.	16,368
11,000	Pacific Basin Shipping Ltd.	20,104
		281,556
	India — 12.0%
800	Bharti Airtel Ltd. (a)	17,802
100	HDFC Bank Ltd. ADR	11,280
720	ICICI Bank Ltd. ADR	32,105
620	Larsen & Toubro Ltd. GDR	45,973
605	Reliance Industries Ltd. GDR (a) (e)	78,468
		185,628
	Indonesia — 8.4%
45,000	Bank Rakyat Indonesia	29,062
42,406	Bumi Resources Tbk PT	30,544
90,000	Indofood Sukses Makmur Tbk PT	22,162
16,996	Indosat Tbk PT	11,160
28,500	United Tractors Tbk PT	37,074
		130,002
	Malaysia — 3.2%
5,640	Berjaya Sports Toto BHD	9,105
17,500	IOI Corp. BHD	40,423
		49,528
	Singapore — 10.8%
50,000	Golden Agri-Resources Ltd.	31,485
2,000	Keppel Corp., Ltd.	15,310
22,000	Olam International Ltd.	43,700
9,500	SembCorp Industries Ltd.	29,347
3,800	Singapore Exchange Ltd.	24,113
7,000	Wilmar International Ltd. (a)	23,852
		167,807
	South Korea — 17.3%
190	Daelim Industrial Co.	25,646
645	Digitech Systems Co., Ltd. (a)	18,123
550	Hana Financial Group, Inc.	24,872
930	Kangwon Land, Inc.	19,422
530	Kookmin Bank	36,975
350	LG Corp.	28,994
200	LG Electronics, Inc.	31,073
22	Samsung Electronics Co., Ltd.	15,241
330	Samsung Engineering Co., Ltd.	29,337
270	Samsung Securities Co., Ltd. (a)	22,105
26	Shinsegae Co., Ltd.	16,492
		268,280
	Taiwan — 7.6%
11,932	Asia Cement Corp.	21,420
8,500	AU Optronics Corp.	16,614
9,000	Cathay Financial Holding Co., Ltd.	25,252
3,500	HON HAI Precision Industry Co., Ltd.	20,230
6,500	InnoLux Display Corp.	19,154
15,274	Yuanta Financial Holding Co., Ltd. (a)	14,515
		117,185
	Thailand — 2.4%
4,600	PTT Exploration & Production pcl, Foreign Shares	24,081
4,200	Siam Commercial Bank pcl, Foreign Shares	12,251
		36,332
	Total Investments — 95.6% (Cost $1,374,304)	1,479,467
	Other Assets in Excess of Liabilities — 4.4%	67,538
	NET ASSETS — 100.0%	$1,547,005

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

Summary of Investments by Industry, April 30, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	17.4%
Oil, Gas & Consumable Fuels	11.1
Food Products	8.5
Construction & Engineering	6.8
Wireless Telecommunication Services	6.0
Real Estate Management & Development	5.9
Industrial Conglomerates	5.0
Diversified Financial Services	4.3
Food & Staples Retailing	4.1
Marine	3.8
Hotels, Restaurants & Leisure	2.7
Computers & Peripherals	2.5
Machinery	2.5
Electronic Equipment & Instruments	2.5
Construction Materials	2.4
Household Durables	2.1
Specialty Retail	2.0
Textiles, Apparel & Luxury Goods	1.7
Insurance	1.7
Chemicals	1.5
Capital Markets	1.5
Containers & Packaging	1.1
Paper & Forest Products	1.1
Semiconductors & Semiconductor Equipment	1.0
Others (each less than 1.0%)	0.8

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   17

JPMorgan China Region Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 101.1%
	Common Stocks — 99.0%
	China — 35.0%
163	Ajisen China Holdings Ltd. (a)	193
265	Belle International Holdings Ltd.	282
180	China Communications Construction Co., Ltd., Class H	427
1,597	China Construction Bank Corp., Class H	1,442
177	China COSCO Holdings Co., Ltd., Class H (a)	526
249	China Life Insurance Co., Ltd., Class H	1,085
335	China Merchants Bank Co., Ltd., Class H	1,397
98	China National Building Material Co., Ltd., Class H	242
970	China Petroleum & Chemical Corp., Class H	1,042
116	China Railway Construction Corp., Class H (a)	180
167	China Shenhua Energy Co., Ltd., Class H	764
185	China Vanke Co., Ltd., Class B	444
4	Ctrip.com International Ltd. ADR	218
138	Guangzhou R&F Properties Co., Ltd., Class H	393
89	Jiangxi Copper Co., Ltd., Class H	216
3	New Oriental Education & Technology Group ADR (a)	193
45	Parkson Retail Group Ltd.	421
6	Perfect World Co., Ltd. ADR (a)	164
259	Soho China Ltd.	161
63	Tencent Holdings Ltd.	417
34	Yantai Changyu Pioneer Wine Co., Class B (a)	236
218	Zijin Mining Group Co., Ltd., Class H (a)	198
		10,641
	Hong Kong — 32.9%
91	Cheung Kong Holdings Ltd.	1,416
159	China Mobile Ltd.	2,732
52	China Netcom Group Corp., Ltd.	155
93	China Resources Power Holdings Co.	235
156	China Unicom Ltd.	338
650	CNOOC Ltd.	1,154
39	Esprit Holdings Ltd.	478
79	Hang Lung Properties Ltd.	321
15	Hang Seng Bank Ltd.	304
41	Hong Kong Exchanges and Clearing Ltd.	828
126	Hutchison Telecommunications International Ltd.	176
62	Kerry Properties Ltd.	421
97	Li Ning Co., Ltd.	286
103	Lifestyle International Holdings Ltd.	214
33	Sun Hung Kai Properties Ltd.	577
70	Wharf Holdings Ltd.	354
		9,989
	Taiwan — 31.1%
195	Acer, Inc.	422
220	Asia Cement Corp.	394
347	AU Optronics Corp.	678
413	Cathay Financial Holding Co., Ltd.	1,159
925	Chinatrust Financial Holding Co., Ltd. (a)	966
96	Chroma ATE, Inc.	227
301	Chunghwa Telecom Co., Ltd.	777
4	Farglory Land Development Co., Ltd.	13
205	Formosa Plastics Corp.	585
237	Hey Song Corp.	144
10	High Tech Computer Corp.	256
96	HON HAI Precision Industry Co., Ltd.	557
97	InnoLux Display Corp.	287
20	MediaTek, Inc.	259
29	Nan Ya Plastics Corp.	68
76	Powertech Technology, Inc.	305
193	Ruentex Development Co., Ltd.	212
136	Siliconware Precision Industries Co.	229
23	Taiwan Fertilizer Co., Ltd.	112
592	Taiwan Semiconductor Manufacturing Co., Ltd.	1,300
63	Tripod Technology Corp.	214
155	Wistron Corp.	266
		9,430
	Total Common Stocks (Cost $29,274)	30,060
	Investment Company — 2.1%
	Hong Kong — 2.1%
120	BOCI-Prudential—W.I.S.E.—CSI China Tracker Fund (a) (Cost $641)	646
	Total Investments — 101.1% (Cost $29,915)	30,706
	Liabilities in Excess of Other Assets — (1.1)%	(338)
	NET ASSETS — 100.0%	$30,368

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

Summary of Investments by Industry, April 30, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Real Estate Management & Development	14.0%
Commercial Banks	13.4
Wireless Telecommunication Services	10.6
Oil, Gas & Consumable Fuels	9.6
Insurance	7.3
Semiconductors & Semiconductor Equipment	6.8
Electronic Equipment & Instruments	5.5
Computers & Peripherals	4.0
Diversified Telecommunication Services	3.0
Diversified Financial Services	2.7
Specialty Retail	2.5
Chemicals	2.5
Investment Company	2.1
Construction Materials	2.1
Multiline Retail	2.1
Construction & Engineering	2.0
Marine	1.7
Internet Software & Services	1.4
Metals & Mining	1.3
Hotels, Restaurants & Leisure	1.3
Beverages	1.2
Others (each less than 1.0%)	2.9

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   19

JPMorgan India Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.9%
	Common Stocks — 98.8%
	Auto Components — 0.5%
166	Asahi India Glass Ltd. (a)	248
	Chemicals — 1.5%
95	Pidilite Industries Ltd.	354
48	Tata Chemicals Ltd.	421
		775
	Commercial Banks — 19.8%
74	Axis Bank Ltd.	1,680
400	Centurion Bank of Punjab Ltd. (a)	498
83	HDFC Bank Ltd.	3,137
164	ICICI Bank Ltd.	3,566
250	Yes Bank Ltd. (a)	1,050
		9,931
	Construction & Engineering — 5.9%
48	Gammon India Ltd.	501
22	Larsen & Toubro Ltd.	1,626
90	Punj Lloyd Ltd.	815
		2,942
	Diversified Financial Services — 7.1%
350	Infrastructure Development Finance Co., Ltd.	1,538
25	Kotak Mahindra Bank Ltd.	487
106	Power Finance Corp., Ltd.	425
30	Reliance Capital Ltd.	1,120
		3,570
	Electric Utilities — 1.8%
26	Reliance Infrastructure Ltd.	929
	Electrical Equipment — 5.5%
18	ABB Ltd.	496
48	Bharat Heavy Electricals Ltd.	2,269
		2,765
	Independent Power Producers & Energy Traders — 1.5%
157	NTPC Ltd.	764
	Industrial Conglomerates — 1.1%
15	Aditya Birla Nuvo Ltd. (a)	546
	IT Services — 3.1%
20	Infosys Technologies Ltd.	865
58	Satyam Computer Services Ltd.	690
		1,555
	Machinery — 3.3%
18	BEML Ltd.	493
101	Cummins India Ltd.	793
92	Elecon Engineering Co., Ltd.	384
		1,670
	Metals & Mining — 5.5%
286	Gujarat NRE Coke Ltd.	1,060
40	Sterlite Industries India Ltd. (a)	855
40	Tata Steel Ltd.	828
		2,743
	Oil, Gas & Consumable Fuels — 21.9%
58	Oil & Natural Gas Corp., Ltd.	1,470
148	Reliance Industries Ltd. (a)	9,549
		11,019
	Pharmaceuticals — 1.6%
48	Glenmark Pharmaceuticals Ltd.	790
	Real Estate Management & Development — 1.4%
40	DLF Ltd.	697
	Software — 1.4%
50	Arshiya International Ltd.	256
10	Financial Technologies India Ltd.	451
		707
	Thrifts & Mortgage Finance — 7.9%
57	Housing Development Finance Corp., Ltd.	3,945
	Wireless Telecommunication Services — 8.0%
133	Bharti Airtel Ltd. (a)	2,957
75	Reliance Communications Ltd.	1,067
		4,024
	Total Common Stocks (Cost $55,914)	49,620
	Convertible Preferred Stock — 0.1%
	Metals & Mining — 0.1%
15	Tata Steel Ltd., 2.00%, 09/01/09 (Cost $37)	45
	Total Investments — 98.9% (Cost $55,951)	49,665
	Other Assets in Excess of Liabilities — 1.1%	546
	NET ASSETS — 100.0%	$50,211

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 93.4% (l)
	Common Stocks — 93.4%
	Austria — 1.0%
102	OMV AG	7,648
	Belgium — 1.0%
130	Dexia S.A.	3,590
28	KBC Groep N.V. (a)	3,714
		7,304
	Finland — 1.0%
38	Konecranes OYJ	1,625
67	Nokia OYJ	2,024
74	Outokumpu OYJ	3,504
		7,153
	France — 11.0%
138	BNP Paribas	14,736
23	Cie de Saint-Gobain	1,804
76	Eutelsat Communications (a)	2,242
332	France Telecom S.A. (c)	10,376
102	Gaz de France S.A.	6,706
74	Gemalto N.V. (a) (c)	2,381
159	Sanofi-Aventis	12,239
39	Societe Generale (a)	4,554
119	Suez S.A. (c)	8,395
96	Total S.A.	8,052
234	Vivendi (a)	9,419
		80,904
	Germany — 11.4%
9	Allianz SE	1,766
27	BASF SE (c)	3,771
132	Bayer AG (c)	11,152
44	Daimler AG (c)	3,456
77	Demag Cranes AG	4,245
89	E.ON AG (c)	18,067
14	K+S AG	5,791
36	Linde AG	5,272
17	MAN AG (c)	2,377
31	MTU Aero Engines Holding AG	1,391
36	Muenchener Rueckversicherungs-Gesellschaft AG (c)	6,941
33	Phoenix Solar AG	2,023
27	RWE AG	3,153
19	Salzgitter AG	3,770
84	Stada Arzneimittel AG (c)	5,687
183	Tognum AG (a)	5,205
		84,067
	Greece — 2.6%
1,116	Alapis Holding Industrial and Commercial S.A. of Pharmaceutical Chemical & Organization	3,605
141	Alpha Bank AE	4,812
117	Coca Cola Hellenic Bottling Co. S.A.	5,240
184	Hellenic Telecommunications Organization S.A.	5,460
		19,117
	Ireland — 1.0%
333	Anglo Irish Bank Corp. plc	4,631
76	Kerry Group plc, Class A	2,364
		6,995
	Italy — 5.7%
735	Enel S.p.A.	7,979
389	ENI S.p.A. (c)	14,988
165	Fiat S.p.A.	3,678
861	Impregilo S.p.A. (a)	5,182
209	Mediobanca S.p.A	4,349
745	UniCredito Italiano S.p.A.	5,613
		41,789
	Luxembourg — 1.4%
116	ArcelorMittal (c)	10,167
	Netherlands — 9.0%
303	Aegon N.V. (c)	4,829
36	Boskalis Westminster CVA	2,166
65	Fugro N.V. CVA (c)	5,805
64	ING Groep N.V. CVA (c)	2,418
351	Koninklijke KPN N.V.	6,413
202	Reed Elsevier N.V. (c)	3,790
713	Royal Dutch Shell plc, Class B	28,425
69	Smit Internationale N.V.	7,947
134	Unilever N.V. CVA	4,475
		66,268
	Norway — 2.4%
72	Frontline Ltd.	3,967
621	Pronova BioPharma A.S. (a)	2,127
74	Telenor ASA (a) (c)	1,491
144	Yara International ASA (c)	10,438
		18,023
	Portugal — 0.7%
220	Galp Energia SGPS S.A., Class B	5,304
	Spain — 4.6%
69	ACS Actividades de Construccion y Servicios S.A.	4,039
476	Banco Santander S.A.	10,285
228	Enagas (c)	6,877

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   21

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued (l)
	Spain — Continued
302	Iberdrola S.A.	4,404
73	Repsol YPF S.A.	2,961
190	Telefonica S.A.	5,471
		34,037
	Sweden — 2.4%
443	Nordea Bank AB (c)	7,286
98	Ssab Svenskt Stal AB, Class B	2,928
1,784	Telefonaktiebolaget LM Ericsson, Class B	4,506
291	TeliaSonera AB (c)	2,586
		17,306
	Switzerland — 10.2%
183	ABB Ltd.	5,583
40	Nestle S.A.	19,310
254	Novartis AG	12,825
53	Roche Holding AG	8,833
45	Swiss Reinsurance (c)	3,700
20	Syngenta AG (c)	6,051
64	UBS AG (a)	2,117
56	Xstrata plc	4,323
41	Zurich Financial Services AG (c)	12,542
		75,284
	United Kingdom — 28.0%
893	Aegis Group plc	2,219
647	Amlin plc	3,523
68	Anglo American plc	4,413
177	AstraZeneca plc	7,444
282	Aviva plc	3,500
818	BAE Systems plc	7,542
571	BG Group plc	13,943
197	BHP Billiton plc	7,026
313	British American Tobacco plc	11,730
81	British Energy Group plc	1,214
97	Cairn Energy plc (a)	5,987
98	Dairy Crest Group plc	786
212	De La Rue plc	3,578
190	Diageo plc	3,866
267	Eurasian Natural Resources Corp. (a)	6,375
552	Ferrexpo plc	3,870
198	GlaxoSmithKline plc	4,391
816	Hays plc	1,816
1,729	HMV Group plc (c)	4,582
576	HSBC Holdings plc	10,003
910	International Power plc	7,898
113	Kazakhmys plc	3,531
386	Laird Group plc	3,804
505	Legal & General Group plc	1,267
777	Lloyds TSB Group plc	6,622
633	Man Group plc	7,244
233	National Express Group plc	4,250
123	Premier Oil plc (a)	3,760
309	Prudential plc	4,200
1,038	QinetiQ plc	3,978
85	Reckitt Benckiser Group plc	4,968
18	Rio Tinto plc	2,085
1,507	Royal & Sun Alliance Insurance Group	4,004
846	Stagecoach Group plc	4,284
118	Standard Chartered plc	4,158
954	Standard Life plc	4,712
95	Vedanta Resources plc	4,206
4,313	Vodafone Group plc	13,648
198	Wellstream Holdings plc (a)	4,933
734	WM Morrison Supermarkets plc	4,152
		205,512
	Total Long-Term Investments (Cost $634,102)	686,878

NO. OF RIGHTS	SECURITY DESCRIPTION	VALUE ($)
	Rights — 0.0% (g)
	Switzerland — 0.0% (g)
64	UBS AG, expiring 05/09/08 (a) (Cost $—)	108

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 4.6%
	Investment Company — 4.6%
33,800	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $33,800)	33,800

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 19.2%
	Commercial Paper — 0.7%
5,000	Solitaire Funding LLC, 2.85%, 05/01/08	5,000
	Repurchase Agreements — 15.7%
28,789	Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $28,791, collateralized by U.S. Government Agency Mortgages	28,789

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Repurchase Agreements — Continued
29,000	Credit Suisse First Boston LLC, 1.98%, dated 04/30/08, due 05/01/08, repurchase price $29,002, collateralized by U.S. Government Agency Mortgages	29,000
29,000	Goldman Sachs & Co., 2.00%, dated 04/30/08, due 05/01/08, repurchase price $29,002, collateralized by U.S. Government Agency Mortgages	29,000
29,000	UBS Securities LLC, 1.97%, dated 04/30/08, due 05/01/08, repurchase price $29,002, collateralized by U.S. Government Agency Mortgages	29,000
		115,789
	Time Deposits — 2.8%
5,000	Bank of Scotland plc, (United Kingdom) 2.50%, 05/01/08	5,000
5,000	Credit Agricole S.A., 2.60%, 05/01/08	5,000
5,000	DZ Bank AG Singapore, 2.55%, 05/01/08	5,000
5,000	Royal Bank of Scotland Group plc, (United Kingdom) 2.60%, 05/01/08	5,000
		20,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $140,789)	140,789
	Total Investments — 117.2% (Cost $808,691)	861,575
	Liabilities in Excess of Other Assets — (17.2)%	(126,592)
	NET ASSETS — 100.0%	$734,983

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2008

The following table represents the portfolio investments of the Fund by industry classification as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	13.2%
Commercial Banks	11.1
Metals & Mining	7.8
Pharmaceuticals	7.4
Insurance	7.1
Chemicals	5.9
Diversified Telecommunication Services	4.4
Electric Utilities	4.4
Food Products	3.7
Media	2.4
Capital Markets	1.9
Wireless Telecommunication Services	1.9
Gas Utilities	1.9
Aerospace & Defense	1.8
Tobacco	1.6
Multi-Utilities	1.6
Construction & Engineering	1.6
Electrical Equipment	1.5
Energy Equipment & Services	1.5
Beverages	1.3
Household Products	1.2
Road & Rail	1.2
Machinery	1.1
Transportation Infrastructure	1.1
Independent Power Producers & Energy Traders	1.1
Automobiles	1.0
Others (each less than 1.0%)	4.6
Short-Term Investments	4.7

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
86	Dow Jones Euro STOXX 50 Index	June, 2008	$5,050	$211
21	FTSE 100 Index	June, 2008	2,546	78
				$289

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   23

JPMorgan Intrepid Japan Fund
    (formerly JPMorgan Japan Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.9%
		Common Stocks — 98.9%
		Auto Components — 3.6%
5		Aisin Seiki Co., Ltd.	161
9		Calsonic Kansei Corp.	39
10		Denso Corp.	331
5		Futaba Industrial Co., Ltd.	108
12		Nissan Shatai Co., Ltd.	89
2		NOK Corp.	40
3		Tachi-S Co., Ltd.	28
7		Teikoku Piston Ring Co., Ltd.	53
1		Tokai Rika Co., Ltd.	12
1		Tokai Rubber Industries, Inc.	20
11		Topre Corp.	95
—	(h)	Toyota Industries Corp.	14
2		Unipres Corp.	15
			1,005
		Automobiles — 7.7%
12		Daihatsu Motor Co., Ltd.	143
22		Honda Motor Co., Ltd.	693
23		Nissan Motor Co., Ltd.	208
22		Toyota Motor Corp.	1,121
			2,165
		Beverages — 2.0%
4		Asahi Breweries Ltd.	82
19		Kirin Holdings Co., Ltd.	340
17		Sapporo Holdings Ltd.	127
			549
		Building Products — 1.0%
2		Daikin Industries Ltd.	120
31		Nippon Sheet Glass Co., Ltd. (c)	143
3		Sekisui Jushi Corp.	26
			289
		Capital Markets — 2.3%
3		Kyokuto Securities Co., Ltd.	29
5		Nomura Holdings, Inc.	93
—	(h)	Risa Partners, Inc.	60
62		Shinko Securities Co., Ltd.	212
44		Tokai Tokyo Securities Co., Ltd.	179
22		Toyo Securities Co., Ltd.	74
			647
		Chemicals — 3.8%
14		Chugoku Marine Paints Ltd.	107
17		Kuraray Co., Ltd.	197
23		KUREHA Corp.	145
22		Mitsubishi Gas Chemical Co., Inc.	151
11		Mitsui Chemicals, Inc.	67
27		Nippon Soda Co., Ltd.	96
12		Nippon Synthetic Chemical Industry Co., Ltd. (The)	72
12		Sakata INX Corp.	54
6		Tokyo Ohka Kogyo Co., Ltd.	131
10		Toyo Ink Manufacturing Co., Ltd.	36
			1,056
		Commercial Banks — 11.4%
10		Awa Bank Ltd. (The)	65
4		Bank of Nagoya Ltd. (The)	27
7		Bank of Saga Ltd. (The)	24
7		Chugoku Bank Ltd. (The)	106
25		Iyo Bank Ltd. (The)	286
9		Kagoshima Bank Ltd. (The)	72
37		Kiyo Holdings, Inc.	59
11		Mie Bank Ltd. (The)	56
80		Mitsubishi UFJ Financial Group, Inc.	882
—	(h)	Mizuho Financial Group, Inc. (c)	546
—	(h)	Sumitomo Mitsui Financial Group, Inc.	861
10		Tochigi Bank Ltd. (The)	66
—	(h)	Yachiyo Bank Ltd.	41
7		Yamaguchi Financial Group, Inc.	89
			3,180
		Commercial Services & Supplies — 2.7%
22		Dai Nippon Printing Co., Ltd.	339
3		Oyo Corp.	31
1		Secom Co., Ltd.	56
29		Toppan Printing Co., Ltd. (c)	324
			750
		Communications Equipment — 0.2%
9		Uniden Corp.	62
		Computers & Peripherals — 1.4%
1		Eizo Nanao Corp.	14
20		Fujitsu Ltd.	128
2		Japan Digital Laboratory Co., Ltd.	22
1		Mitsumi Electric Co., Ltd.	47
4		Mutoh Holdings Co., Ltd. (a)	16
5		Seiko Epson Corp.	134
3		Toshiba Corp.	25
			386

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Construction & Engineering — 1.9%
13		Kinden Corp.	123
7		Kyudenko Corp.	36
17		Maeda Road Construction Co., Ltd.	133
4		Nippon Densetsu Kogyo Co., Ltd.	29
10		Sanki Engineering Co., Ltd. (c)	65
6		Shimizu Corp.	28
8		Taihei Dengyo Kaisha Ltd.	61
11		Toenec Corp.	52
			527
		Construction Materials — 0.1%
5		Okabe Co., Ltd.	18
		Consumer Finance — 1.2%
41		Jaccs Co., Ltd. (a)	146
1		Promise Co., Ltd.	16
2		SFCG Co., Ltd. (c)	168
			330
		Diversified Financial Services — 0.5%
2		Fuyo General Lease Co., Ltd.	56
2		IBJ Leasing Co., Ltd.	33
2		Ricoh Leasing Co., Ltd.	44
			133
		Diversified Telecommunication Services — 2.7%
—	(h)	Nippon Telegraph & Telephone Corp.	758
		Electric Utilities — 1.9%
1		Chugoku Electric Power Co., Inc. (The)	15
3		Kansai Electric Power Co., Inc. (The)	81
2		Okinawa Electric Power Co., Inc. (The)	96
10		Shikoku Electric Power Co., Inc.	293
2		Tokyo Electric Power Co., Inc. (The)	44
			529
		Electrical Equipment — 1.2%
21		Fuji Electric Holdings Co., Ltd.	83
7		Iwasaki Electric Co., Ltd.	16
11		Sumitomo Electric Industries Ltd.	140
5		Ushio, Inc.	89
			328
		Electronic Equipment & Instruments — 2.8%
5		CMK Corp.	38
4		FUJIFILM Holdings Corp.	151
2		Furuno Electric Co., Ltd.	19
46		Hitachi Ltd.	310
9		Hosiden Corp.	179
4		Sumida Corp.	55
12		Tamura Corp.	38
			790
		Energy Equipment & Services — 0.3%
35		Toyo Kanetsu KK	77
		Food & Staples Retailing — 0.2%
1		Cawachi Ltd.	19
1		Valor Co., Ltd.	14
1		Yaoko Co., Ltd.	23
			56
		Food Products — 1.0%
8		Fuji Oil Co., Ltd.	74
16		Itoham Foods, Inc.	90
7		Meiji Seika Kaisha Ltd. (c)	36
11		Mitsui Sugar Co., Ltd.	37
11		Nippon Flour Mills Co., Ltd.	43
			280
		Gas Utilities — 1.4%
4		Hokkaido Gas Co., Ltd.	10
96		Osaka Gas Co., Ltd.	343
9		Shizuoka Gas Co., Ltd.	51
			404
		Health Care Equipment & Supplies — 0.2%
4		Nipro Corp. (c)	68
		Hotels, Restaurants & Leisure — 0.0% (g)
—	(h)	Resorttrust, Inc.	1
		Household Durables — 6.8%
5		Makita Corp.	176
33		Matsushita Electric Industrial Co., Ltd.	770
4		Nihon Eslead Corp.	43
118		Sanyo Electric Co., Ltd. (a)	294
10		Sharp Corp.	169
8		Sony Corp.	387
4		Toa Corp.	28
—	(h)	Zephyr Co., Ltd. (c)	27
			1,894
		Insurance — 3.4%
12		Fuji Fire & Marine Insurance Co., Ltd. (The)	39
7		Millea Holdings, Inc.	280
5		Mitsui Sumitomo Insurance Group Holdings, Inc. (a)	195
49		Nissay Dowa General Insurance Co., Ltd.	286
—	(h)	Sony Financial Holdings, Inc.	148
			948

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   25

JPMorgan Intrepid Japan Fund
    (formerly JPMorgan Japan Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Internet & Catalog Retail — 0.1%
5		Belluna Co., Ltd.	42
		IT Services — 0.3%
2		Hitachi Information Systems Ltd.	34
1		Hitachi Systems & Services Ltd.	14
1		NEC Fielding Ltd.	16
2		Zuken, Inc.	21
			85
		Leisure Equipment & Products — 0.7%
2		Nikon Corp.	58
2		Sankyo Co., Ltd.	144
			202
		Machinery — 3.5%
5		Aida Engineering Ltd.	32
2		Denyo Co., Ltd.	19
1		Fanuc Ltd.	74
2		Fuji Machine Manufacturing Co., Ltd.	44
6		Hino Motors Ltd.	38
10		Komatsu Ltd.	314
8		Komori Corp.	148
29		Minebea Co., Ltd.	177
1		Nitta Corp.	23
6		NSK Ltd.	50
6		Sintokogio Ltd.	57
6		Tokimec, Inc.	15
			991
		Marine — 2.1%
7		Kawasaki Kisen Kaisha Ltd.	71
20		Mitsui OSK Lines Ltd.	276
24		Nippon Yusen KK	234
			581
		Media — 0.6%
—	(h)	Sky Perfect Jsat Corp.	157
		Metals & Mining — 4.7%
—	(h)	JFE Holdings, Inc.	22
1		Kyoei Steel Ltd. (c)	16
33		Mitsubishi Materials Corp.	157
6		Mitsubishi Steel Manufacturing Co., Ltd.	22
7		Nippon Denko Co., Ltd.	84
25		Nippon Metal Industry Co., Ltd.	74
18		Nippon Steel Corp.	101
11		Nippon Yakin Kogyo Co., Ltd.	88
17		Nittetsu Mining Co., Ltd.	105
1		Osaka Steel Co., Ltd.	15
17		Sumitomo Metal Mining Co., Ltd.	309
6		Toyo Kohan Co., Ltd.	30
5		Yamato Kogyo Co., Ltd.	228
14		Yodogawa Steel Works Ltd.	73
			1,324
		Multiline Retail — 0.3%
7		Takashimaya Co., Ltd. (c)	77
		Office Electronics — 2.3%
6		Canon, Inc.	302
22		Konica Minolta Holdings, Inc.	331
			633
		Oil, Gas & Consumable Fuels — 1.5%
—	(h)	Inpex Holdings, Inc.	191
18		Nippon Mining Holdings, Inc.	112
17		Nippon Oil Corp.	117
			420
		Paper & Forest Products — 0.4%
53		Mitsubishi Paper Mills Ltd.	119
		Pharmaceuticals — 3.3%
10		Astellas Pharma, Inc.	412
4		Nippon Shinyaku Co., Ltd.	47
14		Taisho Pharmaceutical Co., Ltd.	268
3		Takeda Pharmaceutical Co., Ltd.	169
1		Torii Pharmaceutical Co., Ltd.	17
			913
		Real Estate Investment Trusts (REITs) — 0.1%
—	(h)	Nippon Building Fund, Inc.	39
		Real Estate Management & Development — 2.8%
3		Heiwa Real Estate Co., Ltd.	15
4		Keihanshin Real Estate Co., Ltd.	20
—	(h)	Kenedix, Inc.	182
—	(h)	KK DaVinci Advisors (a)	52
5		Meiwa Estate Co., Ltd.	39
11		Mitsubishi Estate Co., Ltd.	320
2		Mitsui Fudosan Co., Ltd.	51
4		Nisshin Fudosan Co.	23
—	(h)	Raysum Co., Ltd.	18
5		Sankei Building Co., Ltd.	33
3		Takara Leben Co., Ltd.	18
			771
		Road & Rail — 2.4%
—	(h)	Central Japan Railway Co.	275
—	(h)	East Japan Railway Co.	32

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Road & Rail — Continued
12		Nippon Konpo Unyu Soko Co., Ltd.	164
19		Sankyu, Inc.	99
6		Senko Co., Ltd.	21
—	(h)	West Japan Railway Co.	74
			665
		Semiconductors & Semiconductor Equipment — 0.4%
3		Ferrotec Corp.	31
4		Towa Corp.	35
1		Ulvac, Inc. (c)	41
			107
		Software — 1.4%
1		Nintendo Co., Ltd.	387
		Specialty Retail — 1.9%
6		AOKI Holdings, Inc.	104
6		Aoyama Trading Co., Ltd.	125
—	(h)	BIC CAMERA, Inc.	24
2		Kohnan Shoji Co., Ltd.	38
9		Shimachu Co., Ltd.	248
			539
		Textiles, Apparel & Luxury Goods — 0.5%
12		Nisshinbo Industries, Inc.	132
		Trading Companies & Distributors — 5.9%
24		ITOCHU Corp.	252
20		Marubeni Corp.	159
20		Mitsubishi Corp.	631
23		Mitsui & Co., Ltd.	540
6		Sumitomo Corp.	82
			1,664
		Wireless Telecommunication Services — 2.0%
—	(h)	KDDI Corp.	83
—	(h)	NTT DoCoMo, Inc.	479
			562
		Total Long-Term Investments (Cost $25,888)	27,640

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 3.9%
	Repurchase Agreements — 3.9%
223	Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $223, collateralized by U.S. Government Agency Mortgages	223
210	Credit Suisse First Boston LLC, 1.98%, dated 04/30/08, due 05/01/08, repurchase price $210, collateralized by U.S. Government Agency Mortgages	210
220	Deutsche Bank Securities Inc., 2.00%, dated 04/30/08, due 05/01/08, repurchase price $220, collateralized by U.S. Government Agency Mortgages	220
220	Goldman Sachs & Co., 2.00%, dated 04/30/08, due 05/01/08, repurchase price $220, collateralized by U.S. Government Agency Mortgages	220
210	UBS Securities LLC, 1.97%, dated 04/30/08, due 05/01/08, repurchase price $210, collateralized by U.S. Government Agency Mortgages	210
	Total Investments of Cash Collateral for Securities on Loan (Cost $1,083)	1,083
	Total Investments — 102.8% (Cost $26,971)	28,723
	Liabilities in Excess of Other Assets — (2.8)%	(789)
	NET ASSETS — 100.0%	$27,934

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   27

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.5% (l)
		Common Stocks — 61.2%
		Argentina — 1.0%
4		BBVA Banco Frances S.A. ADR	24
—	(h)	Bunge Ltd.	45
4		Telecom Argentina S.A. ADR (a)	62
			131
		Brazil — 33.1%
6		All America Latina Logistica S.A.	78
12		Bovespa Holding S.A.	177
3		Cia Siderurgica Nacional S.A. ADR	131
57		Cia Vale do Rio Doce ADR	1,804
10		Datasul S.A.	117
6		Dufry South America Ltd. BDR (a)	125
7		Estacio Participacoes S.A.	58
7		Fertilizantes Heringer S.A.	101
9		Global Village Telecom Holding S.A. (a)	217
6		GP Investments Ltd. BDR (a)	60
15		Localiza Rent A Car S.A.	190
10		Lojas Renner S.A.	239
4		Lupatech S.A. (a)	141
5		MMX Mineracao e Metalicos S.A. (a)	164
10		NET Servicos de Comunicacao S.A. ADR	142
3		Odontoprev S.A.	81
11		Redecard S.A.	197
2		Unibanco—Uniao de Bancos Brasileiros S.A. GDR	328
4		Weg S.A.	47
			4,397
		Chile — 2.6%
1		Banco Santander Chile S.A. ADR	50
7		Cia Cervecerias Unidas S.A.	51
2		Empresa Nacional de Electricidad S.A. ADR	77
5		Empresa Nacional de Telecomunicaciones S.A.	89
14		La Polar S.A.	80
			347
		Colombia — 0.6%
2		BanColombia S.A. ADR	86
		Mexico — 23.2%
18		America Movil S.A.B. de C.V., Series L ADR	1,058
15		Axtel S.A.B. de C.V. (a)	28
8		Banco Compartamos S.A. de C.V. (a)	35
14		Cemex S.A.B. de C.V. ADR (a)	393
40		Controladora Comercial Mexicana S.A.B. de C.V.	112
21		Desarrolladora Homex S.A.B. de C.V. (a)	204
6		Fomento Economico Mexicano S.A.B. de C.V. ADR	263
43		Grupo Financiero Banorte S.A.B. de C.V., Class O	185
13		Grupo Mexico S.A.B. de C.V.	93
50		Grupo Televisa S.A.	245
1		Grupo Televisa S.A. ADR	22
29		Megacable Holdings S.A.B. de C.V. (a)	85
2		Mexichem S.A.B. de C.V.	14
1		NII Holdings, Inc. (a)	46
49		Urbi Desarrollos Urbanos S.A. de C.V. (a)	159
32		Wal-Mart de Mexico S.A.B. de C.V., Series V	131
			3,073
		Panama — 0.7%
2		Copa Holdings S.A., Class A	88
		Total Common Stocks (Cost $7,121)	8,122
		Preferred Stocks — 35.3%
		Brazil — 35.1%
27		Banco Itau Holding Financeira S.A.	780
1		Brasil Telecom Participacoes S.A. ADR	113
5		Brasil Telecom S.A. ADR	193
4		Cia de Bebidas das Americas ADR	303
2		Cia de Transmissao de Energia Eletrica Paulista	55
9		Cia Energetica de Minas Gerais	187
19		Confab Industrial S.A.	67
3		Gerdau S.A.	126
2		Gerdau S.A. ADR	93
21		Petroleo Brasileiro S.A. ADR	2,152
11		Sadia S.A.	84
—	(h)	Tele Norte Leste Participacoes S.A.	9
—	(h)	Telemar Norte Leste S.A., Series A	20
8		Usinas Siderurgicas de Minas Gerais S.A., Series A	408
2		Votorantim Celulose e Papel S.A.	74
			4,664
		Chile — 0.2%
6		Embotelladora Andina S.A., Series B	20
		Total Preferred Stocks (Cost $3,553)	4,684
		Total Long-Term Investments (Cost $10,674)	12,806

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.9%
	Investment Company — 1.9%
250	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $250)	250
	Total Investments — 98.4% (Cost $10,924)	13,056
	Other Assets in Excess of Liabilities — 1.6%	217
	NET ASSETS — 100.0%	$13,273

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Metals & Mining	22.1%
Oil, Gas & Consumable Fuels	16.5
Commercial Banks	11.1
Wireless Telecommunication Services	8.5
Diversified Telecommunication Services	5.6
Beverages	4.9
Media	3.8
Construction Materials	3.0
Household Durables	2.8
Multiline Retail	2.4
Road & Rail	2.1
Food & Staples Retailing	1.9
Electric Utilities	1.8
IT Services	1.5
Machinery	1.4
Diversified Financial Services	1.4
Food Products	1.0
Specialty Retail	1.0
Others (each less than 1.0%)	5.3
Short-Term Investment	1.9

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   29

JPMorgan Russia Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.7% (l)
	Common Stocks — 99.7%
	Airlines — 3.0%
86	Aeroflot—Russian International Airlines	370
	Auto Components — 0.3%
22	AMTEL Vredestein N.V. GDR, (Netherlands) (a)	42
	Automobiles — 2.2%
4	Severstal-Avto	274
	Commercial Banks — 18.0%
20	Alliance Bank JSC GDR, (Kazakhstan) (a)	99
3	Bank of Georgia GDR, (Georgia) (a) (e)	72
6	Halyk Savings Bank of Kazakhstan JSC GDR, (Kazakhstan)	101
20	Kazkommertsbank GDR, (Kazakhstan) (a)	328
1	Raiffeisen International Bank Holding AG, (Austria)	220
431	Sberbank	1,397
		2,217
	Commercial Services & Supplies — 1.2%
12	Zhaikmunai LP Sponsored GDR, (United Kingdom) (a) (e)	146
	Communications Equipment — 2.6%
50	Sitronics GDR (a)	319
	Construction Materials — 0.7%
15	Steppe Cement Ltd., (Malaysia) (a)	85
	Diversified Telecommunication Services — 3.1%
39	Comstar United Telesystems OJSC, Reg. S, GDR	388
	Electric Utilities — 1.0%
81	Lenenergo (a)	127
	Food & Staples Retailing — 7.2%
8	DIXY Group OJSC (a)	117
1	Magnit OAO (a)	65
69	Magnit OAO GDR (a) (e)	711
		893
	Food Products — 3.1%
12	Cherkizovo Group OJSC, Reg. S, GDR (a)	192
2	Lebedyansky JSC	188
		380
	Media — 3.5%
7	CTC Media, Inc. (a)	175
24	RBC Information Systems (a)	201
1	RBC Information Systems ADR	49
		425
	Metals & Mining — 26.6%
8	Chelyabinsk Zinc Plant GDR (a)	79
112	European Minerals Corp., (United Kingdom) (a)	100
4	Evraz Group S.A. GDR, (Luxembourg)	415
6	KazakhGold Group Ltd. GDR, (United Kingdom) (a)	137
24	Magnitogorsk Iron & Steel Works GDR	423
4	Mechel ADR	651
42	MMC Norilsk Nickel ADR	1,139
14	Severstal, Reg. S, GDR	331
		3,275
	Oil, Gas & Consumable Fuels — 12.3%
36	Dragon Oil plc, (Ireland) (a)	355
9	Gazpromneft OAO ADR	267
2	Imperial Energy Corp., plc, (United Kingdom) (a)	36
5	Tatneft GDR	608
25	Urals Energy PCL, (Cyprus) (a)	82
257	West Siberian Resources Ltd. GDR, (Sweden) (a)	168
		1,516
	Paper & Forest Products — 0.8%
10	Kazakhstan Kagazy plc GDR, (Kazakhstan) (a)	40
15	Kazakhstan Kagazy plc GDR, (Kazakhstan) (a) (e)	60
		100
	Pharmaceuticals — 1.0%
2	Veropharm (a)	123
	Real Estate Management & Development — 7.2%
2	Open Investments JSC (a)	449
23	RTM OAO (a)	50
22	Sistema-Hals GDR (a)	163
8	XXI Century Investments Public Ltd., (Cyprus) (a)	225
		887
	Wireless Telecommunication Services — 5.9%
7	Mobile Telesystems OJSC ADR	513
7	Sistema JSFC GDR	214
		727
	Total Investments — 99.7% (Cost $11,405)	12,294
	Other Assets in Excess of Liabilities — 0.3%	42
	NET ASSETS — 100.0%	$12,336

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

JPMorgan Country/Region Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

ABBREVIATIONS AND DEFINITIONS:

ADR—	American Depositary Receipt

BDR—	Brazilian Depository Receipt

CVA—	Dutch Certification

GDR—	Global Depositary Receipt

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(l)—	All or a portion of these securities are reserved for current or potential holdings with the custodian for forward foreign currency contracts.

The value and percentage of the investments (excluding Investments of Cash Collateral for Securities on Loan) that apply the fair valuation policy for the international investments as described in Note 2A are as follows (amounts in thousands):

Fund	Value	Percentage
Asia Equity Fund	$1,412,001	95.4%
China Region Fund	30,131	98.1
India Fund	49,665	100.0
Intrepid European Fund	686,987	95.3
Intrepid Japan Fund	27,640	100.0
Russia Fund	9,079	73.8

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   31

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	Asia Equity Fund	China Region Fund		India Fund		Intrepid European Fund
ASSETS:
Investments in non-affiliates, at value	$1,479,467	$30,706		$49,665		$711,986
Investments in affiliates, at value	—	—		—		33,800
Repurchase agreements, at value	—	—		—		115,789
Total investment securities, at value	1,479,467	30,706		49,665		861,575
Cash	58,042	—		22		—
Foreign currency, at value	10,673	142		4		614
Deposit with broker for open futures contracts	—	—		—		820
Receivables:
Investment securities sold	48,066	466		783		31,010
Fund shares sold	9,693	25		102		1,156
Interest and dividends	2,277	39		17		2,251
Tax reclaims	—	—		—		543
Other receivables	—	—		—		330
Total Assets	1,608,218	31,378		50,593		898,299

LIABILITIES:
Payables:
Due to custodian	—	68		—		66
Investment securities purchased	58,765	753		—		19,900
Collateral for securities lending program	—	—		—		140,789
Fund shares redeemed	438	22		133		1,399
Variation margin on future contracts	—	—		—		19
Accrued liabilities:
Investment advisory fees	1,198	8		41		394
Administration fees	120	1		1		64
Shareholder servicing fees	240	5		8		125
Distribution fees	5	2		4		127
Custodian and accounting fees	402	73		43		268
Trustees’ and Chief Compliance Officer’s fees	2	—	(b)	—	(b)	2
Other	43	78		152		163
Total Liabilities	61,213	1,010		382		163,316
Net Assets	$1,547,005	$30,368		$50,211		$734,983

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

	Asia Equity Fund	China Region Fund	India Fund	Intrepid European Fund
NET ASSETS:
Paid in capital	$1,440,066	$38,249	$57,666	$707,922
Accumulated undistributed (distributions in excess of) net investment income	(2,612)	(449)	(425)	5,320
Accumulated net realized gains (losses)	4,358	(8,223)	(744)	(31,485)
Net unrealized appreciation (depreciation)	105,193	791	(6,286)	53,226
Total Net Assets	$1,547,005	$30,368	$50,211	$734,983

Net Assets:
Class A	$27,930	$5,523	$9,380	$315,072
Class B	—	—	—	34,051
Class C	—	1,472	3,892	66,848
Class R5	—	133	115	—
Select Class	1,312,124	23,240	36,824	166,028
Institutional Class	206,951	—	—	152,984
Total	$1,547,005	$30,368	$50,211	$734,983

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	762	280	552	11,867
Class B	—	—	—	1,397
Class C	—	75	230	2,764
Class R5	—	7	7	—
Select Class	35,455	1,176	2,161	6,186
Institutional Class	5,575	—	—	5,620

Net Asset Value:
Class A — Redemption price per share	$36.67	$19.72	$16.99	$26.55
Class B — Offering price per share (a)	—	—	—	24.37
Class C — Offering price per share (a)	—	19.62	16.91	24.18
Class R5 — Offering and redemption price per share	—	19.81	17.07	—
Select Class — Offering and redemption price per share	37.01	19.77	17.04	26.84
Institutional Class — Offering and redemption price per share	37.12	—	—	27.22
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$38.70	$20.81	$17.93	$28.02

Cost of investments in non-affiliates	$1,374,304	$29,915	$55,951	$659,102
Cost of investments in affiliates	—	—	—	33,800
Cost of repurchase agreements	—	—	—	115,789
Cost of foreign currency	10,698	142	4	614
Market value of securities on loan	—	—	—	135,369

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   33

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Japan Fund (a)	Latin America Fund		Russia Fund
ASSETS:
Investments in non-affiliates, at value	$27,640	$12,806		$12,294
Investments in affiliates, at value	—	250		—
Repurchase agreements, at value	1,083	—		—
Total investment securities, at value	28,723	13,056		12,294
Cash	—	270		83
Foreign currency, at value	210	2		2
Receivables:
Investment securities sold	210	236		—
Fund shares sold	135	132		53
Interest and dividends	356	50		12
Tax reclaims	—	—		—	(c)
Due from Advisor	—	11		—
Due from affiliate (See Note 3)	—	—		4
Other assets	—	—	(c)	—
Total Assets	29,634	13,757		12,448

LIABILITIES:
Payables:
Due to custodian	112	—		—
Investment securities purchased	210	372		—
Collateral for securities lending program	1,083	—		—
Fund shares redeemed	69	12		10
Accrued liabilities:
Investment advisory fees	24	—		1
Administration fees	5	—		—	(c)
Shareholder servicing fees	1	2		2
Distribution fees	8	2		3
Custodian and accounting fees	47	37		35
Trustees’ and Chief Compliance Officer’s fees	1	—	(c)	—	(c)
Other	140	59		61
Total Liabilities	1,700	484		112
Net Assets	$27,934	$13,273		$12,336

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

	Intrepid Japan Fund (a)	Latin America Fund	Russia Fund
NET ASSETS:
Paid in capital	$47,417	$11,249	$11,665
Accumulated undistributed (distributions in excess of) net investment income	(98)	(43)	(80)
Accumulated net realized gains (losses)	(21,122)	(67)	(138)
Net unrealized appreciation (depreciation)	1,737	2,134	889
Total Net Assets	$27,934	$13,273	$12,336

Net Assets:
Class A	$16,775	$5,244	$4,424
Class B	3,509	—	—
Class C	3,380	2,090	4,102
Class R5	—	157	128
Select Class	4,270	5,782	3,682
Total	$27,934	$13,273	$12,336

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,634	232	240
Class B	604	—	—
Class C	582	93	223
Class R5	—	7	7
Select Class	606	255	199

Net Asset Value:
Class A — Redemption price per share	$6.37	$22.63	$18.45
Class B — Offering price per share (b)	5.81	—	—
Class C — Offering price per share (b)	5.81	22.56	18.36
Class R5 — Offering and redemption price per share	—	22.72	18.55
Select Class — Offering and redemption price per share	7.05	22.70	18.52
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$6.72	$23.88	$19.47

Cost of investments in non-affiliates	$25,888	$10,674	$11,405
Cost of investments in affiliates	—	250	—
Cost of repurchase agreements	1,083	—	—
Cost of foreign currency	210	2	2
Market value of securities on loan	1,019	—	—

(a)	Effective March 31, 2008, the Japan Fund changed its name to the Intrepid Japan Fund.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   35

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

	Asia Equity Fund	China Region Fund	India Fund	Intrepid European Fund
INVESTMENT INCOME:
Dividend income	$7,663	$114	$104	$12,119
Dividend income from affiliates (a)	—	—	—	169
Interest income	1,573	19	23	135
Income from securities lending (net)	—	—	—	379
Foreign taxes withheld	(475)	(2)	—	(835)
Total investment income	8,761	131	127	11,967

EXPENSES:
Investment advisory fees	7,266	253	381	2,834
Administration fees	728	20	31	436
Distribution fees:
Class A	35	7	10	419
Class B	—	—	—	136
Class C	—	6	14	266
Shareholder servicing fees:
Class A	35	7	10	419
Class B	—	—	—	45
Class C	—	2	5	89
Class R5	—	— (b)	— (b)	—
Select Class	1,522	42	61	277
Institutional Class	104	—	—	104
Custodian and accounting fees	677	101	39	337
Interest expense	—	5	4	69
Professional fees	45	33	23	37
Trustees’ and Chief Compliance Officer’s fees	8	— (b)	— (b)	5
Printing and mailing costs	19	3	—	49
Registration and filing fees	13	13	1	53
Transfer agent fees	70	8	11	247
Other	15	1	—	9
Total expenses	10,537	501	590	5,831
Less amounts waived	(35)	(126)	(37)	(20)
Less expense reimbursements	—	(4)	(1)	—
Net expenses	10,502	371	552	5,811
Net investment income (loss)	(1,741)	(240)	(425)	6,156

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	3,904	(8,135)	(687)	(25,877)
Futures	—	—	—	(1,303)
Foreign currency transactions	561	(9)	(24)	(1,512)
Net realized gain (loss)	4,465	(8,144)	(711)	(28,692)
Change in net unrealized appreciation (depreciation) of:
Investments	(346,503)	(6,344)	(12,818)	(125,796)
Futures	—	—	—	(1,299)
Foreign currency translations	56	— (b)	3	108
Change in net unrealized appreciation (depreciation)	(346,447)	(6,344)	(12,815)	(126,987)
Net realized/unrealized gains (losses)	(341,982)	(14,488)	(13,526)	(155,679)
Change in net assets resulting from operations	$(343,723)	$(14,728)	$(13,951)	$(149,523)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

	Intrepid Japan Fund (a)	Latin America Fund	Russia Fund
INVESTMENT INCOME:
Dividend income	$488	$124	$31
Dividend income from affiliates (b)	—	1	16
Interest income	11	9	4
Income from securities lending (net)	12	—	—
Foreign taxes withheld	(34)	— (c)	— (c)
Total investment income	477	134	51

EXPENSES:
Investment advisory fees	205	50	78
Administration fees	20	5	6
Distribution fees:
Class A	35	5	6
Class B	15	—	—
Class C	15	7	13
Shareholder servicing fees:
Class A	35	5	6
Class B	5	—	—
Class C	5	2	5
Class R5	—	— (c)	— (c)
Select Class	6	5	5
Custodian and accounting fees	10	45	47
Interest expense	5	1	2
Professional fees	23	39	42
Trustees’ and Chief Compliance Officer’s fees	— (c)	— (c)	— (c)
Printing and mailing costs	5	5	6
Registration and filing fees	21	22	22
Transfer agent fees	30	11	12
Other	3	3	2
Total expenses	438	205	252
Less amounts waived	(52)	(57)	(86)
Less expense reimbursements	—	(53)	(36)
Net expenses	386	95	130
Net investment income (loss)	91	39	(79)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(5,502)	(50)	(37)
Foreign currency transactions	41	14	— (c)
Payments by affiliates (See Note 3)	—	—	4
Net realized gain (loss)	(5,461)	(36)	(33)
Change in net unrealized appreciation (depreciation) of:
Investments	(2,827)	70	(327)
Foreign currency translations	(8)	2	— (c)
Change in net unrealized appreciation (depreciation)	(2,835)	72	(327)
Net realized/unrealized gains (losses)	(8,296)	36	(360)
Change in net assets resulting from operations	$(8,205)	$75	$(439)

(a)	Effective March 31, 2008, the Japan Fund changed its name to the Intrepid Japan Fund.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   37

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Asia Equity Fund		China Region Fund		India Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Period Ended 10/31/2007 (a)	Six Months Ended 4/30/2008 (Unaudited)	Period Ended 10/31/2007 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,741)	$1,496	$(240)	$(15)	$(425)	$(61)
Net realized gain (loss)	4,465	73,165	(8,144)	183	(711)	(72)
Change in net unrealized appreciation (depreciation)	(346,447)	405,950	(6,344)	7,135	(12,815)	6,529
Change in net assets resulting from operations	(343,723)	480,611	(14,728)	7,303	(13,951)	6,396

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(30)	(18)	(20)	—	—	—
From net realized gains	(1,463)	(151)	(29)	—	—	—
Class C
From net investment income	—	—	(5)	—	—	—
From net realized gains	—	—	(10)	—	—	—
Class R5
From net investment income	—	—	(1)	—	—	—
From net realized gains	—	—	(1)	—	—	—
Select Class
From net investment income	(3,040)	(948)	(174)	—	—	—
From net realized gains	(59,170)	(4,587)	(217)	—	—	—
Institutional Class
From net investment income	(712)	(224)	—	—	—	—
From net realized gains	(10,413)	(749)	—	—	—	—
Total distributions to shareholders	(74,828)	(6,677)	(457)	—	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	210,847	983,144	(11,395)	49,645	6,897	50,869

NET ASSETS:
Change in net assets	(207,704)	1,457,078	(26,580)	56,948	(7,054)	57,265
Beginning of period	1,754,709	297,631	56,948	—	57,265	—
End of period	$1,547,005	$1,754,709	$30,368	$56,948	$50,211	$57,265
Accumulated undistributed (distributions in excess of) net investment income	$(2,612)	$2,911	$(449)	$(9)	$(425)	$— (c)

(a)	Commencement of operations was February 28, 2007.

(b)	Commencement of operations was May 1, 2007.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

	Intrepid European Fund		Intrepid Japan Fund (a)
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,156	$13,043	$91	$(1,516)
Net realized gain (loss)	(28,692)	114,052	(5,461)	40,046
Change in net unrealized appreciation (depreciation)	(126,987)	102,470	(2,835)	(39,025)
Change in net assets resulting from operations	(149,523)	229,565	(8,205)	(495)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,259)	(1,346)	(7,920)	—
From net realized gains	(40,000)	(8,300)	—	—
Class B
From net investment income	(443)	(93)	(1,078)	—
From net realized gains	(4,609)	(1,305)	—	—
Class C
From net investment income	(964)	(205)	(1,061)	—
From net realized gains	(9,176)	(1,561)	—	—
Select Class
From net investment income	(4,350)	(1,616)	(931)	(2,100)
From net realized gains	(31,644)	(9,402)	—	—
Institutional Class
From net investment income	(4,375)	(1,991)	—	—
From net realized gains	(28,553)	(9,787)	—	—
Total distributions to shareholders	(129,373)	(35,606)	(10,990)	(2,100)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(148,256)	393,313	(11,678)	(845,460)

NET ASSETS:
Change in net assets	(427,152)	587,272	(30,873)	(848,055)
Beginning of period	1,162,135	574,863	58,807	906,862
End of period	$734,983	$1,162,135	$27,934	$58,807
Accumulated undistributed (distributions in excess of) net investment income	$5,320	$14,555	$(98)	$(10,801)

(a)	Effective March 31, 2008, the Japan Fund changed its name to the Intrepid Japan Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   39

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Latin America Fund		Russia Fund
	Six Months Ended 4/30/2008 (Unaudited)	Period Ended 10/31/2007 (a)	Six Months Ended 4/30/2008 (Unaudited)	Period Ended 10/31/2007 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$39	$6	$(79)	$5
Net realized gain (loss)	(36)	191	(33)	199
Change in net unrealized appreciation (depreciation)	72	2,062	(327)	1,216
Change in net assets resulting from operations	75	2,259	(439)	1,420

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(33)	—	(7)	—
From net realized gains	(85)	—	(85)	—
Class C
From net investment income	(12)	—	(1)	—
From net realized gains	(41)	—	(107)	—
Class R5
From net investment income	(1)	—	— (b)	—
From net realized gains	(3)	—	(4)	—
Select Class
From net investment income	(39)	—	(1)	—
From net realized gains	(97)	—	(106)	—
Total distributions to shareholders	(311)	—	(311)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	4,225	7,025	5,135	6,531

NET ASSETS:
Change in net assets	3,989	9,284	4,385	7,951
Beginning of period	9,284	—	7,951	—
End of period	$13,273	$9,284	$12,336	$7,951
Accumulated undistributed (distributions in excess of) net investment income	$(43)	$3	$(80)	$8

(a)	Commencement of operations was February 28, 2007.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

	Asia Equity Fund		China Region Fund		India Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Period Ended 10/31/2007 (a)	Six Months Ended 4/30/2008 (Unaudited)		Period Ended 10/31/2007 (b)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,059	$18,968	$3,028	$5,131	$8,700		$3,776
Dividends and distributions reinvested	1,088	126	47	—	—		—
Cost of shares redeemed	(6,771)	(4,643)	(1,644)	(600)	(1,531)		(117)
Redemption fees	2	1	2	3	3		1
Change in net assets from Class A capital transactions	$4,378	$14,452	$1,433	$4,534	$7,172		$3,660
Class C
Proceeds from shares issued	$—	$—	$945	$1,498	$4,463		$2,616
Dividends and distributions reinvested	—	—	11	—	—		—
Cost of shares redeemed	—	—	(798)	(78)	(1,983)		(531)
Redemption fees	—	—	— (c)	1	1		— (c)
Change in net assets from Class C capital transactions	$—	$—	$158	$1,421	$2,481		$2,085
Class R5
Proceeds from shares issued	$—	$—	$— (c)	$100	$—	(c)	$102
Dividends and distributions reinvested	—	—	1	—	—		—
Cost of shares redeemed	—	—	— (c)	—	—	(c)	(1)
Redemption fees	—	—	— (c)	—	—	(c)	— (c)
Change in net assets from Class R5 capital transactions	$—	$—	$1	$100	$—	(c)	$101
Select Class
Proceeds from shares issued	$352,550	$941,061	$5,033	$44,158	$16,058		$45,073
Dividends and distributions reinvested	7,619	584	66	—	—		—
Cost of shares redeemed	(165,637)	(151,320)	(18,097)	(583)	(18,834)		(58)
Redemption fees	72	33	11	15	20		8
Change in net assets from Select Class capital transactions	$194,604	$790,358	$(12,987)	$43,590	$(2,756)		$45,023
Institutional Class
Proceeds from shares issued	$29,820	$190,140	$—	$—	$—		$—
Dividends and distributions reinvested	2,488	478	—	—	—		—
Cost of shares redeemed	(20,455)	(12,289)	—	—	—		—
Redemption fees	12	5	—	—	—		—
Change in net assets from Institutional Class capital transactions	$11,865	$178,334	$—	$—	$—		$—

Total change in net assets from capital transactions	$210,847	$983,144	$(11,395)	$49,645	$6,897		$50,869

(a)	Commencement of operations was February 28, 2007.

(b)	Commencement of operations was May 1, 2007.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   41

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Asia Equity Fund		China Region Fund		India Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Period Ended 10/31/2007 (a)	Six Months Ended 4/30/2008 (Unaudited)	Period Ended 10/31/2007 (b)
SHARE TRANSACTIONS:
Class A
Issued	253	507	143	248	435	207
Reinvested	29	4	2	—	—	—
Redeemed	(181)	(128)	(83)	(30)	(83)	(7)
Change in Class A Shares	101	383	62	218	352	200
Class C
Issued	—	—	44	73	225	143
Reinvested	—	—	1	—	—	—
Redeemed	—	—	(39)	(4)	(109)	(29)
Change in Class C Shares	—	—	6	69	116	114
Class R5
Issued	—	—	—	7	—	7
Reinvested	—	—	— (c)	—	— (c)	— (c)
Change in Class R5 Shares	—	—	— (c)	7	— (c)	7
Select Class
Issued	9,338	23,931	221	1,896	785	2,426
Reinvested	199	20	3	—	—	—
Redeemed	(4,110)	(4,062)	(921)	(23)	(1,047)	(3)
Change in Select Class Shares	5,427	19,889	(697)	1,873	(262)	2,423
Institutional Class
Issued	770	4,833	—	—	—	—
Reinvested	64	16	—	—	—	—
Redeemed	(500)	(362)	—	—	—	—
Change in Institutional Class Shares	334	4,487	—	—	—	—

(a)	Commencement of operations was February 28, 2007.

(b)	Commencement of operations was May 1, 2007.

(c)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

	Intrepid European Fund		Intrepid Japan Fund (a)
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$59,739	$250,030	$8,361	$18,930
Dividends and distributions reinvested	40,358	8,433	2,524	—
Cost of shares redeemed	(82,847)	(72,672)	(20,484)	(72,603)
Redemption fees	18	41	25	5
Change in net assets from Class A capital transactions	$17,268	$185,832	$(9,574)	$(53,668)
Class B
Proceeds from shares issued	$3,822	$20,428	$662	$892
Dividends and distributions reinvested	4,436	1,214	424	—
Cost of shares redeemed	(6,009)	(8,887)	(1,005)	(2,546)
Redemption fees	2	5	4	1
Change in net assets from Class B capital transactions	$2,251	$12,760	$85	$(1,653)
Class C
Proceeds from shares issued	$11,459	$54,346	$659	$2,992
Dividends and distributions reinvested	7,675	1,327	481	—
Cost of shares redeemed	(13,170)	(9,475)	(1,711)	(2,618)
Redemption fees	4	8	4	1
Change in net assets from Class C capital transactions	$5,968	$46,206	$(567)	$375
Select Class
Proceeds from shares issued	$9,838	$126,610	$939	$38,176
Dividends and distributions reinvested	13,729	4,085	606	211
Cost of shares redeemed	(108,415)	(99,771)	(3,172)	(828,925)
Redemption fees	11	39	5	24
Change in net assets from Select Class capital transactions	$(84,837)	$30,963	$(1,622)	$(790,514)
Institutional Class
Proceeds from shares issued	$8,214	$166,261	$—	$—
Dividends and distributions reinvested	12,878	5,076	—	—
Cost of shares redeemed	(110,009)	(53,820)	—	—
Redemption fees	11	35	—	—
Change in net assets from Institutional Class capital transactions	$(88,906)	$117,552	$—	$—

Total change in net assets from capital transactions	$(148,256)	$393,313	$(11,678)	$(845,460)

(a)	Effective March 31, 2008, the Japan Fund changed its name to the Intrepid Japan Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   43

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid European Fund		Intrepid Japan Fund (a)
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
SHARE TRANSACTIONS:
Class A
Issued	2,143	8,171	1,164	1,952
Reinvested	1,459	298	380	—
Redeemed	(3,122)	(2,351)	(2,990)	(7,541)
Change in Class A Shares	480	6,118	(1,446)	(5,589)
Class B
Issued	146	719	111	98
Reinvested	175	46	70	—
Redeemed	(244)	(314)	(157)	(282)
Change in Class B Shares	77	451	24	(184)
Class C
Issued	435	1,918	108	325
Reinvested	305	51	79	—
Redeemed	(545)	(336)	(244)	(292)
Change in Class C Shares	195	1,633	(57)	33
Select Class
Issued	354	4,176	129	3,904
Reinvested	491	143	82	21
Redeemed	(4,042)	(3,318)	(410)	(84,848)
Change in Select Class Shares	(3,197)	1,001	(199)	(80,923)
Institutional Class
Issued	273	5,364	—	—
Reinvested	454	175	—	—
Redeemed	(3,999)	(1,703)	—	—
Change in Institutional Class Shares	(3,272)	3,836	—	—

(a)	Effective March 31, 2008, the Japan Fund changed its name to the Intrepid Japan Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

	Latin America Fund			Russia Fund
	Six Months Ended 4/30/2008 (Unaudited)	Period Ended 10/31/2007 (a)		Six Months Ended 4/30/2008 (Unaudited)	Period Ended 10/31/2007 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,272	$2,622		$6,634	$1,892
Dividends and distributions reinvested	108	—		85	—
Cost of shares redeemed	(936)	(300)		(4,054)	(34)
Redemption fees	8	1		5	10
Change in net assets from Class A capital transactions	$2,452	$2,323		$2,670	$1,868
Class C
Proceeds from shares issued	$1,069	$1,738		$2,657	$2,200
Dividends and distributions reinvested	50	—		92	—
Cost of shares redeemed	(684)	(306)		(717)	(187)
Redemption fees	4	—	(b)	3	11
Change in net assets from Class C capital transactions	$439	$1,432		$2,035	$2,024
Class R5
Proceeds from shares issued	$— (b)	$100		$—	$100
Dividends and distributions reinvested	5	—		4	—
Cost of shares redeemed	—	—	(b)	—	—
Redemption fees	— (b)	—	(b)	— (b)	1
Change in net assets from Class R5 capital transactions	$5	$100		$4	$101
Select Class
Proceeds from shares issued	$2,620	$3,173		$873	$4,763
Dividends and distributions reinvested	135	—		107	—
Cost of shares redeemed	(1,433)	(4)		(557)	(2,249)
Redemption fees	7	1		3	24
Change in net assets from Select Class capital transactions	$1,329	$3,170		$426	$2,538

Total change in net assets from capital transactions	$4,225	$7,025		$5,135	$6,531

(a)	Commencement of operations was February 28, 2007.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Latin America Fund			Russia Fund
	Six Months Ended 4/30/2008 (Unaudited)	Period Ended 10/31/2007 (a)		Six Months Ended 4/30/2008 (Unaudited)	Period Ended 10/31/2007 (a)
SHARE TRANSACTIONS:
Class A
Issued	152	135		354	110
Reinvested	6	—		5	—
Redeemed	(46)	(15)		(227)	(2)
Change in Class A Shares	112	120		132	108
Class C
Issued	50	91		141	129
Reinvested	2	—		5	—
Redeemed	(34)	(16)		(40)	(12)
Change in Class C Shares	18	75		106	117
Class R5
Issued	—	7		—	7
Reinvested	— (b)	—		— (b)	—
Redeemed	—	—	(b)	—	—
Change in Class R5 Shares	— (b)	7		— (b)	7
Select Class
Issued	117	201		48	306
Reinvested	7	—		6	—
Redeemed	(70)	—	(b)	(31)	(130)
Change in Select Class Shares	54	201		23	176

(a)	Commencement of operations was February 28, 2007.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   47

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Asia Equity Fund
Class A
Six Months Ended April 30, 2008 (Unaudited)	$48.39	$(0.10)		$ (9.58)	$(9.68)	$(0.04)	$(2.00)	$(2.04)
Year Ended October 31, 2007	26.43	0.02	(f)	22.49	22.51	(0.06)	(0.49)	(0.55)
Year Ended October 31, 2006	21.68	0.10	(f)	5.59	5.69	(0.12)	(0.82)	(0.94)
Year Ended October 31, 2005	18.32	0.22	(f)	3.37	3.59	(0.23)	—	(0.23)
Year Ended October 31, 2004	17.74	0.06	(f)	0.63	0.69	(0.11)	—	(0.11)
Year Ended October 31, 2003	13.69	—	(f) (g)	4.05	4.05	—	—	—

Select Class
Six Months Ended April 30, 2008 (Unaudited)	48.82	(0.04)		(9.67)	(9.71)	(0.10)	(2.00)	(2.10)
Year Ended October 31, 2007	26.64	0.09	(f)	22.68	22.77	(0.10)	(0.49)	(0.59)
Year Ended October 31, 2006	21.82	0.18	(f)	5.61	5.79	(0.15)	(0.82)	(0.97)
Year Ended October 31, 2005	18.37	0.15	(f)	3.50	3.65	(0.20)	—	(0.20)
Year Ended October 31, 2004	17.80	0.14	(f)	0.60	0.74	(0.17)	—	(0.17)
Year Ended October 31, 2003	13.71	0.16	(f)	3.93	4.09	—	—	—

Institutional Class
Six Months Ended April 30, 2008 (Unaudited)	48.96	(0.02)		(9.68)	(9.70)	(0.14)	(2.00)	(2.14)
Year Ended October 31, 2007	26.72	0.14	(f)	22.74	22.88	(0.15)	(0.49)	(0.64)
Year Ended October 31, 2006	21.84	0.22	(f)	5.62	5.84	(0.14)	(0.82)	(0.96)
Year Ended October 31, 2005	18.40	0.29	(f)	3.39	3.68	(0.24)	—	(0.24)
Year Ended October 31, 2004	17.84	0.17	(f)	0.59	0.76	(0.20)	—	(0.20)
Year Ended October 31, 2003	13.71	0.17	(f)	3.96	4.13	—	—	—

China Region Fund
Class A
Six Months Ended April 30, 2008 (Unaudited)	26.24	(0.14	)(f)	(6.20)	(6.34)	(0.08)	(0.11)	(0.19)
February 28, 2007 (e) through October 31, 2007	15.00	—	(g)	11.21	11.21	—	—	—

Class C
Six Months Ended April 30, 2008 (Unaudited)	26.15	(0.19	)(f)	(6.19)	(6.38)	(0.05)	(0.11)	(0.16)
February 28, 2007 (e) through October 31, 2007	15.00	(0.02)		11.14	11.12	—	—	—

Class R5
Six Months Ended April 30, 2008 (Unaudited)	26.32	(0.09	)(f)	(6.23)	(6.32)	(0.09)	(0.11)	(0.20)
February 28, 2007 (e) through October 31, 2007	15.00	0.13		11.19	11.32	—	—	—

Select Class
Six Months Ended April 30, 2008 (Unaudited)	26.28	(0.12	)(f)	(6.20)	(6.32)	(0.09)	(0.11)	(0.20)
February 28, 2007 (e) through October 31, 2007	15.00	(0.01)		11.25	11.24	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Had this error not occurred the total return for Class A, Select Class and Institutional Class would have been 86.43%, 86.90% and 87.16%, respectively.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(j)	Includes interest expense of 0.03%.

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

				Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$—	(g)	$36.67	(20.15)%	$27,930	1.72%		(0.54)%	1.72%		41%
—	(g)	48.39	86.62 (h)	31,985	1.74		0.07	1.77		78
—	(g)	26.43	26.95	7,360	1.75		0.43	1.85		99
—	(g)	21.68	19.72	2,445	1.75		1.00	2.49		78
—		18.32	3.91	513	1.75		0.34	5.07	(i)	175
—		17.74	29.58	261	1.75		0.02	4.83	(i)	172

—	(g)	37.01	(20.03)	1,312,124	1.47		(0.26)	1.47		41
—	(g)	48.82	87.05 (h)	1,466,109	1.48		0.25	1.51		78
—	(g)	26.64	27.30	270,131	1.50		0.73	1.60		99
—	(g)	21.82	19.99	69,986	1.50		1.25	1.95		78
—		18.37	4.21	18,101	1.50		0.78	2.17		175
—		17.80	29.83	24,443	1.50		1.17	2.71		172

—	(g)	37.12	(19.96)	206,951	1.31		(0.11)	1.32		41
—	(g)	48.96	87.31 (h)	256,615	1.34		0.40	1.36		78
—	(g)	26.72	27.52	20,140	1.35		0.90	1.45		99
—	(g)	21.84	20.19	7,990	1.36		1.26	1.92		78
—		18.40	4.29	16,905	1.35		0.93	2.03		175
—		17.84	30.12	13,887	1.35		1.16	2.65		172

0.01		19.72	(24.18)	5,523	2.03	(j)	(1.39)	2.71		66
0.03		26.24	74.93	5,728	2.00		0.09	9.26	(i)	50

0.01		19.62	(24.38)	1,472	2.53	(j)	(1.90)	3.20		66
0.03		26.15	74.33	1,815	2.50		(0.39)	10.03	(i)	50

0.01		19.81	(24.01)	133	1.58	(j)	(0.92)	2.26		66
—		26.32	75.47	175	1.55		1.08	10.46	(i)	50

0.01		19.77	(24.06)	23,240	1.78	(j)	(1.13)	2.42		66
0.04		26.28	75.20	49,230	1.75		(0.33)	7.96	(i)	50

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   49

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance

		Investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
India Fund
Class A
Six Months Ended April 30, 2008 (Unaudited)	$20.84	$(0.14	)(f)	$(3.72)	$(3.86)
May 1, 2007 (e) through October 31, 2007	15.00	(0.03)		5.86	5.83

Class C
Six Months Ended April 30, 2008 (Unaudited)	20.79	(0.19	)(f)	(3.70)	(3.89)
May 1, 2007 (e) through October 31, 2007	15.00	(0.05)		5.83	5.78

Class R5
Six Months Ended April 30, 2008 (Unaudited)	20.89	(0.10	)(f)	(3.73)	(3.83)
May 1, 2007 (e) through October 31, 2007	15.00	(0.03)		5.91	5.88

Select Class
Six Months Ended April 30, 2008 (Unaudited)	20.87	(0.12	)(f)	(3.72)	(3.84)
May 1, 2007 (e) through October 31, 2007	15.00	(0.02)		5.87	5.85

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

			Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$ 0.01	$16.99	(18.47)%	$9,380	1.99%	(1.58)%	2.11%		29%
0.01	20.84	38.93	4,177	2.00	(1.31)	10.08	(g)	17

0.01	16.91	(18.66)	3,892	2.49	(2.08)	2.60		29
0.01	20.79	38.60	2,372	2.50	(1.61)	11.11	(g)	17

0.01	17.07	(18.29)	115	1.53	(1.12)	1.67		29
0.01	20.89	39.27	141	1.55	(0.35)	11.15	(g)	17

0.01	17.04	(18.35)	36,824	1.73	(1.32)	1.86		29
0.02	20.87	39.13	50,575	1.75	(1.17)	9.71	(g)	17

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   51

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid European Fund
Class A
Six Months Ended April 30, 2008 (Unaudited)	$34.64	$0.20	(e)	$(4.42)	$(4.22)	$(0.41)	$(3.46)	$(3.87)
Year Ended October 31, 2007	27.98	0.43	(e)	7.85	8.28	(0.21)	(1.41)	(1.62)
Year Ended October 31, 2006	23.12	0.31	(e)	7.85	8.16	(0.14)	(3.16)	(3.30)
Year Ended October 31, 2005	19.81	0.19	(e)	4.37	4.56	(0.13)	(1.12)	(1.25)
Year Ended October 31, 2004	16.94	0.19	(e)	2.68	2.87	—	—	—
Year Ended October 31, 2003	13.23	0.02	(e)	3.78	3.80	(0.09)	—	(0.09)

Class B
Six Months Ended April 30, 2008 (Unaudited)	32.09	0.12	(e)	(4.09)	(3.97)	(0.29)	(3.46)	(3.75)
Year Ended October 31, 2007	26.04	0.24	(e)	7.31	7.55	(0.09)	(1.41)	(1.50)
Year Ended October 31, 2006	21.74	0.17	(e)	7.33	7.50	(0.04)	(3.16)	(3.20)
Year Ended October 31, 2005	18.71	0.10	(e)	4.09	4.19	(0.04)	(1.12)	(1.16)
Year Ended October 31, 2004	16.08	0.08	(e)	2.55	2.63	—	—	—
Year Ended October 31, 2003	12.63	(0.06	)(e)	3.59	3.53	(0.08)	—	(0.08)

Class C
Six Months Ended April 30, 2008 (Unaudited)	31.91	0.12	(e)	(4.07)	(3.95)	(0.32)	(3.46)	(3.78)
Year Ended October 31, 2007	25.97	0.24	(e)	7.28	7.52	(0.17)	(1.41)	(1.58)
Year Ended October 31, 2006	21.72	0.18	(e)	7.30	7.48	(0.07)	(3.16)	(3.23)
Year Ended October 31, 2005	18.69	0.09	(e)	4.10	4.19	(0.04)	(1.12)	(1.16)
Year Ended October 31, 2004	16.06	0.08	(e)	2.55	2.63	—	—	—
Year Ended October 31, 2003	12.62	(0.06	)(e)	3.58	3.52	(0.08)	—	(0.08)

Select Class
Six Months Ended April 30, 2008 (Unaudited)	34.98	0.20	(e)	(4.43)	(4.23)	(0.45)	(3.46)	(3.91)
Year Ended October 31, 2007	28.18	0.50	(e)	7.94	8.44	(0.23)	(1.41)	(1.64)
Year Ended October 31, 2006	23.28	0.40	(e)	7.87	8.27	(0.21)	(3.16)	(3.37)
Year Ended October 31, 2005	19.96	0.33	(e)	4.32	4.65	(0.20)	(1.13)	(1.33)
Year Ended October 31, 2004	17.00	0.29	(e)	2.67	2.96	— (f)	—	— (f)
Year Ended October 31, 2003	13.26	0.05	(e)	3.78	3.83	(0.09)	—	(0.09)

Institutional Class
Six Months Ended April 30, 2008 (Unaudited)	35.44	0.23	(e)	(4.49)	(4.26)	(0.50)	(3.46)	(3.96)
Year Ended October 31, 2007	28.54	0.56	(e)	8.03	8.59	(0.28)	(1.41)	(1.69)
Year Ended October 31, 2006	23.53	0.44	(e)	7.97	8.41	(0.24)	(3.16)	(3.40)
Year Ended October 31, 2005	20.16	0.33	(e)	4.43	4.76	(0.27)	(1.12)	(1.39)
Year Ended October 31, 2004	17.17	0.40	(e)	2.65	3.05	(0.06)	—	(0.06)
Year Ended October 31, 2003	13.33	0.12	(e)	3.82	3.94	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes interest expense of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

				Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—	(f)	$26.55	(12.50)%	$315,072	1.44%		1.43%	1.44%	108%
—	(f)	34.64	30.94	394,416	1.42		1.39	1.42	171
—	(f)	27.98	39.68	147,422	1.44		1.22	1.44	97
—	(f)	23.12	23.83	35,445	1.57		0.85	1.71	281
—		19.81	16.94	35,781	1.75		1.01	2.13	440
—		16.94	28.94	31,322	1.70		0.17	2.47	717

—	(f)	24.37	(12.70)	34,051	1.94		0.94	1.94	108
—	(f)	32.09	30.31	42,374	1.91		0.84	1.92	171
—	(f)	26.04	38.97	22,621	1.94		0.72	1.95	97
—	(f)	21.74	23.17	12,716	2.06		0.47	2.20	281
—		18.71	16.36	12,187	2.27		0.47	2.64	440
—		16.08	28.13	11,583	2.35		(0.47)	3.09	717

—	(f)	24.18	(12.72)	66,848	1.94		0.94	1.94	108
—	(f)	31.91	30.31	81,982	1.92		0.85	1.92	171
—	(f)	25.97	38.94	24,316	1.93		0.78	1.94	97
—	(f)	21.72	23.20	3,730	2.06		0.42	2.19	281
—		18.69	16.38	3,165	2.27		0.46	2.63	440
—		16.06	28.09	2,914	2.35		(0.42)	3.09	717

—	(f)	26.84	(12.39)	166,028	1.19		1.45	1.19	108
—	(f)	34.98	31.29	328,183	1.16		1.61	1.17	171
—	(f)	28.18	40.01	236,203	1.19		1.60	1.20	97
—	(f)	23.28	24.16	71,960	1.24		1.47	1.35	281
—		19.96	17.43	20,897	1.37		1.54	1.71	440
—		17.00	29.14	11,225	1.47		0.38	2.20	717

—	(f)	27.22	(12.31)	152,984	1.02	(g)	1.60	1.04	108
—	(f)	35.44	31.48	315,180	0.99		1.77	1.02	171
—	(f)	28.54	40.27	144,301	1.00		1.75	1.05	97
—	(f)	23.53	24.56	48,448	1.00		1.47	1.24	281
—		20.16	17.83	37,115	1.00		2.10	1.48	440
—		17.17	29.83	12,038	1.00		0.86	2.01	717

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   53

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Japan Fund (m)
Class A
Six Months Ended April 30, 2008 (Unaudited)	$9.77	$0.02	(f)	$(1.39)	$(1.37)	$(2.04)	$—	$(2.04)
Year Ended October 31, 2007	9.78	(0.03	)(f)	0.02	(0.01)	—	—	—
Year Ended October 31, 2006	9.07	(0.03	)(f)	0.86	0.83	—	(0.12)	(0.12)
Year Ended October 31, 2005	7.02	(0.04	)(f)	2.09	2.05	—	—	—
Year Ended October 31, 2004	6.68	(0.04	)(f)	0.38	0.34	—	—	—
Year Ended October 31, 2003	4.43	(0.05	)(f)	2.30	2.25	—	—	—

Class B
Six Months Ended April 30, 2008 (Unaudited)	9.08	(0.01	)(f)	(1.28)	(1.29)	(1.99)	—	(1.99)
Year Ended October 31, 2007	9.14	(0.08	)(f)	0.02	(0.06)	—	—	—
Year Ended October 31, 2006	8.53	(0.08	)(f)	0.81	0.73	—	(0.12)	(0.12)
Year Ended October 31, 2005	6.64	(0.08	)(f)	1.97	1.89	—	—	—
Year Ended October 31, 2004	6.36	(0.10	)(f)	0.38	0.28	—	—	—
Year Ended October 31, 2003	4.25	(0.11	)(f)	2.22	2.11	—	—	—

Class C
Six Months Ended April 30, 2008 (Unaudited)	9.07	(0.01	)(f)	(1.28)	(1.29)	(1.98)	—	(1.98)
Year Ended October 31, 2007	9.13	(0.07	)(f)	0.01	(0.06)	—	—	—
February 28, 2006 (e) through October 31, 2006	9.78	(0.06	)(f)	(0.59)	(0.65)	—	—	—

Select Class
Six Months Ended April 30, 2008 (Unaudited)	9.77	0.03	(f)	(1.42)	(1.39)	(1.34)	—	(1.34)
Year Ended October 31, 2007	9.79	(0.03	)(f)	0.04	0.01	(0.03)	—	(0.03)
February 28, 2006 (e) through October 31, 2006	10.43	(0.01	)(f)	(0.63)	(0.64)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes interest expense of 0.03%.

(i)	Includes interest expense of 0.12%.

(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(k)	Includes interest expense of 0.13%.

(l)	Includes interest expense of 0.09%.

(m)	Effective March 31, 2008, the Japan Fund changed its name to the Intrepid Japan Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

				Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$ 0.01		$6.37	(14.75)%	$16,775	1.78	%(h)	0.58%	2.09%		97%
—	(g)	9.77	(0.10)	39,873	1.84	(i)	(0.33)	1.94		111
—	(g)	9.78	9.16	94,585	1.68		(0.29)	1.68		151
—	(g)	9.07	29.20	200,558	1.75		(0.51)	1.86		164
—		7.02	5.09	47,106	1.75		(0.60)	2.84	(j)	221
—		6.68	50.79	3,562	1.75		(1.02)	19.54	(j)	797

0.01		5.81	(15.04)	3,509	2.53	(h)	(0.21)	2.59		97
—	(g)	9.08	(0.66)	5,271	2.39	(k)	(0.84)	2.46		111
—	(g)	9.14	8.56	6,985	2.19		(0.80)	2.19		151
—	(g)	8.53	28.46	1,927	2.36		(1.13)	2.37		164
—		6.64	4.40	959	2.50		(1.46)	4.44	(j)	221
—		6.36	49.65	469	2.50		(2.18)	20.70	(j)	797

0.01		5.81	(15.12)	3,380	2.53	(h)	(0.25)	2.59		97
—	(g)	9.07	(0.66)	5,793	2.40	(k)	(0.74)	2.49		111
—	(g)	9.13	(6.65)	5,530	2.22		(0.91)	2.22		151

0.01		7.05	(14.69)	4,270	1.53	(h)	0.74	1.83		97
—	(g)	9.77	0.09	7,870	1.56	(l)	(0.34)	1.61		111
—	(g)	9.79	(6.14)	799,762	1.47		(0.09)	1.47		151

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Latin America Fund
Class A
Six Months Ended April 30, 2008 (Unaudited)	$23.07	$0.07	(f)	$0.09	$0.16	$(0.18)	$(0.46)	$(0.64)
February 28, 2007 (e) through October 31, 2007	15.00	(0.01)		8.07	8.06	—	—	—

Class C
Six Months Ended April 30, 2008 (Unaudited)	22.99	0.02	(f)	0.10	0.12	(0.13)	(0.46)	(0.59)
February 28, 2007 (e) through October 31, 2007	15.00	(0.04)		8.02	7.98	—	—	—

Class R5
Six Months Ended April 30, 2008 (Unaudited)	23.14	0.13	(f)	0.08	0.21	(0.21)	(0.46)	(0.67)
February 28, 2007 (e) through October 31, 2007	15.00	0.08		8.05	8.13	—	—	—

Select Class
Six Months Ended April 30, 2008 (Unaudited)	23.11	0.12	(f)	0.07	0.19	(0.18)	(0.46)	(0.64)
February 28, 2007 (e) through October 31, 2007	15.00	0.05		8.05	8.10	—	—	—

Russia Fund
Class A
Six Months Ended April 30, 2008 (Unaudited)	19.43	(0.12	)(f)	(0.26)	(0.38)	(0.02)	(0.60)	(0.62)
February 28, 2007 (e) through October 31, 2007	15.00	(0.01)		4.19	4.18	—	—	—

Class C
Six Months Ended April 30, 2008 (Unaudited)	19.36	(0.16	)(f)	(0.26)	(0.42)	— (g)	(0.60)	(0.60)
February 28, 2007 (e) through October 31, 2007	15.00	(0.03)		4.13	4.10	—	—	—

Class R5
Six Months Ended April 30, 2008 (Unaudited)	19.55	(0.06	)(f)	(0.33)	(0.39)	(0.03)	(0.60)	(0.63)
February 28, 2007 (e) through October 31, 2007	15.00	0.07		4.34	4.41	—	—	—

Select Class
Six Months Ended April 30, 2008 (Unaudited)	19.53	(0.08	)(f)	(0.34)	(0.42)	(0.01)	(0.60)	(0.61)
February 28, 2007 (e) through October 31, 2007	15.00	0.05		4.36	4.41	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Had this error not occurred the total return for Class C and Class R5 would have been –2.08% and –1.93%, respectively. There was no impact to the total return for Class A and Select Class.

(i)	Includes interest expense of 0.01%.

(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(k)	Includes interest expense of 0.03%.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

				Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$0.04	$22.63	1.18%		$5,244	1.91	%(i)	0.68%	4.13%		58%
0.01	23.07	53.80		2,775	1.90		(0.14)	7.28	(j)	39

0.04	22.56	0.99		2,090	2.41	(i)	0.21	4.64		58
0.01	22.99	53.27		1,716	2.40		(0.61)	8.11	(j)	39

0.04	22.72	1.41		157	1.46	(i)	1.21	3.69		58
0.01	23.14	54.27		154	1.45		0.65	8.65	(j)	39

0.04	22.70	1.32		5,782	1.66	(i)	1.10	3.89		58
0.01	23.11	54.07		4,639	1.65		0.40	8.63	(j)	39

0.02	18.45	(1.83)		4,424	2.03	(k)	(1.26)	3.95		43
0.25	19.43	29.53		2,106	2.01	(i)	(0.09)	8.75	(j)	68

0.02	18.36	(2.03	)(h)	4,102	2.53	(k)	(1.72)	4.49		43
0.26	19.36	29.07		2,272	2.51	(i)	(0.67)	9.04	(j)	68

0.02	18.55	(1.88	)(h)	128	1.58	(k)	(0.65)	3.63		43
0.14	19.55	30.33		131	1.56	(i)	0.62	9.99	(j)	68

0.02	18.52	(2.05)		3,682	1.78	(k)	(0.91)	3.79		43
0.12	19.53	30.20		3,442	1.76	(i)	0.39	9.67	(j)	68

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   57

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 7 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Asia Equity Fund	Class A, Select Class and Institutional Class
China Region Fund	Class A, Class C, Class R5 and Select Class
India Fund	Class A, Class C, Class R5 and Select Class
Intrepid European Fund	Class A, Class B, Class C, Select Class and Institutional Class
Intrepid Japan Fund	Class A, Class B, Class C and Select Class
Latin America Fund	Class A, Class C, Class R5 and Select Class
Russia Fund	Class A, Class C, Class R5 and Select Class

The China Region Fund, Latin America Fund and Russia Fund commenced operations on February 28, 2007.

The India Fund commenced operations on May 1, 2007.

Effective March 31, 2008, the Japan Fund was renamed Intrepid Japan Fund with the approval of the Board of Trustees.

Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives shall generally be valued each day by third party broker-dealers or counterparties or by independent or affiliated pricing services approved by the Board of Trustees. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot

58   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to investments. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of April 30, 2008, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

F. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. The Funds may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains to the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

G. Securities Lending — To generate additional income, each Fund may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   59

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the six months ended April 30, 2008, JPMCB voluntarily reduced its fees to : (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of non-U.S. securities, respectively. Effective March 1, 2008, JPMCB voluntarily reduced its fee to: (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of the non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of April 30, 2008, the following Funds had securities with the following values on loan, received the following collateral and, for the six months then ended, paid the following amounts to related party affiliates (amounts in thousands):

	Value of Collateral	Value of Loaned Securities	Lending Agent Fees Paid
Intrepid European Fund	$140,789	$135,369	$31
Intrepid Japan Fund	1,083	1,019	1

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact on the Funds’ financial statements.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate

60   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

M. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

N. Recent Accounting Pronouncements — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities (”SFAS 161“), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the ”Advisor“) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (”JPMorgan“). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Asia Equity Fund	1.00%
China Region Fund	1.25
India Fund	1.25
Intrepid European Fund	0.65
Intrepid Japan Fund	1.00
Latin America Fund	1.00
Russia Fund	1.25

The Advisor, on behalf of Asia Equity Fund, China Region Fund and India Fund, has entered into an investment sub-advisory agreement with JF International Management Inc. (”JFIMI“), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by J.P. Morgan Asset Management Holdings Inc. For its services as sub-advisor, JFIMI receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended April 30, 2008 were as follows (amounts in thousands):

Intrepid European Fund	$10
Latin America Fund	—	(a)
Russia Fund	1

(a)	Amount rounds to less than $1,000.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   61

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the ”Administrator“), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2008, the annualized effective rate of each Fund’s average daily net assets was 0.10%.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (”JPMIS“), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the ”Sub-administrator“). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the ”Distributor“), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the ”Distribution Plan“) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Asia Equity Fund	0.25%	n/a	n/a
China Region Fund	0.25	n/a	0.75%
India Fund	0.25	n/a	0.75
Intrepid European Fund	0.25	0.75%	0.75
Intrepid Japan Fund	0.25	0.75	0.75
Latin America Fund	0.25	n/a	0.75
Russia Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Asia Equity Fund	$22	$5
China Region Fund	9	4
India Fund	17	11
Intrepid European Fund	65	81
Intrepid Japan Fund	17	6
Latin America Fund	4	2
Russia Fund	6	2

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class
Asia Equity Fund	0.25%	n/a	n/a	n/a	0.25%	0.10%
China Region Fund	0.25	n/a	0.25%	0.05%	0.25	n/a
India Fund	0.25	n/a	0.25	0.05	0.25	n/a
Intrepid European Fund	0.25	0.25%	0.25	n/a	0.25	0.10
Intrepid Japan Fund	0.25	0.25	0.25	n/a	0.25	n/a
Latin America Fund	0.25	n/a	0.25	0.05	0.25	n/a
Russia Fund	0.25	n/a	0.25	0.05	0.25	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The

62   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class
Asia Equity Fund	1.75%	n/a	n/a	n/a	1.50%	1.35%
China Region Fund	2.00	n/a	2.50%	1.55%	1.75	n/a
India Fund	2.00	n/a	2.50	1.55	1.75	n/a
Intrepid European Fund	1.75	2.50%	2.50	n/a	1.50	1.00
Intrepid Japan Fund	1.75	2.50	2.50	n/a	1.50	n/a
Latin America Fund	1.90	n/a	2.40	1.45	1.65	n/a
Russia Fund	2.00	n/a	2.50	1.55	1.75	n/a

The contractual expense limitation agreements were in effect for the six months ended April 30, 2008. The expense limitation percentages in the table above are in place until at least February 28, 2009.

For the six months ended April 30, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Asia Equity Fund	$—	$—	$35	$35	$—
China Region Fund	104	12	10	126	4
India Fund	26	7	4	37	1
Intrepid European Fund	—	—	20	20	—
Intrepid Japan Fund	6	5	41	52	—
Latin America Fund	50	5	2	57	53
Russia Fund	77	6	3	86	36

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the ”Plan“) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2008, the following Funds incurred brokerage commissions with broker/dealers affiliated with the Advisor (amounts in thousands):

Asia Equity Fund	$95
China Region Fund	—	(a)
India Fund	11
Intrepid European Fund	2

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   63

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

Affiliates of JPMorgan Chase & Co. will make a payment to the Russia Fund of approximately $4,000 relating to an operational error.

4. Investment Transactions

During the six months ended April 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Asia Equity Fund	$723,234	$598,625
China Region Fund	27,292	35,859
India Fund	28,053	17,027
Intrepid European Fund	936,577	1,166,367
Intrepid Japan Fund	40,400	63,791
Latin America Fund	9,412	5,823
Russia Fund	10,196	4,986

During the six months ended April 30, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Equity Fund	$1,374,304	$183,218	$78,055	$105,163
China Region Fund	29,915	2,059	1,268	791
India Fund	55,951	932	7,218	(6,286)
Intrepid European Fund	808,691	72,754	19,870	52,884
Intrepid Japan Fund	26,971	2,333	581	1,752
Latin America Fund	10,924	2,272	140	2,132
Russia Fund	11,405	1,807	918	889

6. Borrowings

The Funds rely upon an exemptive order (”Order“) permitting the establishment and operation of an Interfund Lending Facility (”Facility“). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same ”group of investment companies“ (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2008, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

64   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2008, substantially all of the Funds’ net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2008, the Intrepid European Fund invested approximately 28.5% of its total investments (excluding Investments of Cash Collateral for Securities on Loan) in the United Kingdom.

China Region Fund

Investing in securities of ”China Region companies“ may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China Region companies are those that are organized under the laws of, or has a principal office in, the People’s Republic of China (including Hong Kong and Macau) (”China“), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods or services that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities. At April 30, 2008, the Fund had 34.7%, 34.6% and 30.7% of its total investments invested in China, Hong Kong and Taiwan, respectively.

India Fund

Investing in securities of Indian companies may include certain risks typically not associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from such countries’ undeveloped systems of securities and transfer. At April 30, 2008, the Fund had 20.0% and 22.2% of its total investments in Commercial Banks and Oil, Gas & Consumable Fuels, respectively.

Latin America Fund

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments. At April 30, 2008, the Fund had 69.4% and 23.5% of its total investments invested in Brazil and Mexico, respectively. Additionally, the Fund had 22.1% of its total investments in Metals & Mining.

Russia Fund

Investing in securities of Russian companies may include certain risks typically not associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from such countries’ undeveloped systems of securities and transfer. At April 30, 2008, the Fund had 26.6% of its total investments in Metals & Mining.

8. Subsequent Event

JPMorgan Chase & Co. announced on May 31, 2008 that it completed its acquisition of The Bear Stearns Companies Inc. on May 30, 2008.

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   65

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2007, and continued to hold your shares at the end of the reporting period, April 30, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2007	Ending Account Value, April 30, 2008	Expenses Paid During November 1, 2007 to April 30, 2008*	Annualized Expense Ratio
Asia Equity Fund
Class A
Actual	$1,000.00	$798.50	$ 7.69	1.72%
Hypothetical	1,000.00	1,016.31	8.62	1.72
Select Class
Actual	1,000.00	799.70	6.58	1.47
Hypothetical	1,000.00	1,017.55	7.37	1.47
Institutional Class
Actual	1,000.00	800.40	5.86	1.31
Hypothetical	1,000.00	1,018.35	6.57	1.31

China Region Fund
Class A
Actual	1,000.00	758.20	8.87	2.03
Hypothetical	1,000.00	1,014.77	10.17	2.03
Class C
Actual	1,000.00	756.20	11.05	2.53
Hypothetical	1,000.00	1,012.28	12.66	2.53
Class R5
Actual	1,000.00	759.90	6.91	1.58
Hypothetical	1,000.00	1,017.01	7.92	1.58
Select Class
Actual	1,000.00	759.40	7.79	1.78
Hypothetical	1,000.00	1,016.01	8.92	1.78

66   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

	Beginning Account Value, November 1, 2007	Ending Account Value, April 30, 2008	Expenses Paid During November 1, 2007 to April 30, 2008*	Annualized Expense Ratio
India Fund
Class A
Actual	$1,000.00	$815.30	$ 8.98	1.99%
Hypothetical	1,000.00	1,014.97	9.97	1.99
Class C
Actual	1,000.00	813.40	11.23	2.49
Hypothetical	1,000.00	1,012.48	12.46	2.49
Class R5
Actual	1,000.00	817.10	6.91	1.53
Hypothetical	1,000.00	1,017.26	7.67	1.53
Select Class
Actual	1,000.00	816.50	7.81	1.73
Hypothetical	1,000.00	1,016.26	8.67	1.73

Intrepid European Fund
Class A
Actual	1,000.00	875.00	6.71	1.44
Hypothetical	1,000.00	1,017.70	7.22	1.44
Class B
Actual	1,000.00	873.00	9.03	1.94
Hypothetical	1,000.00	1,015.22	9.72	1.94
Class C
Actual	1,000.00	872.80	9.03	1.94
Hypothetical	1,000.00	1,015.22	9.72	1.94
Select Class
Actual	1,000.00	876.10	5.55	1.19
Hypothetical	1,000.00	1,018.95	5.97	1.19
Institutional Class
Actual	1,000.00	876.90	4.76	1.02
Hypothetical	1,000.00	1,019.79	5.12	1.02

Intrepid Japan Fund **
Class A
Actual	1,000.00	852.50	8.20	1.78
Hypothetical	1,000.00	1,016.01	8.92	1.78
Class B
Actual	1,000.00	849.60	11.63	2.53
Hypothetical	1,000.00	1,012.28	12.66	2.53
Class C
Actual	1,000.00	848.80	11.63	2.53
Hypothetical	1,000.00	1,012.28	12.66	2.53
Select Class
Actual	1,000.00	853.10	7.05	1.53
Hypothetical	1,000.00	1,017.26	7.67	1.53

Latin America Fund
Class A
Actual	1,000.00	1,011.80	9.55	1.91
Hypothetical	1,000.00	1,015.37	9.57	1.91
Class C
Actual	1,000.00	1,009.90	12.04	2.41
Hypothetical	1,000.00	1,012.88	12.06	2.41

APRIL 30, 2008        JPMORGAN COUNTRY/REGION FUNDS   67

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2007	Ending Account Value, April 30, 2008	Expenses Paid During November 1, 2007 to April 30, 2008*	Annualized Expense Ratio
Class R5
Actual	$1,000.00	$1,014.10	$ 7.31	1.46%
Hypothetical	1,000.00	1,017.60	7.32	1.46
Select Class
Actual	1,000.00	1,013.20	8.31	1.66
Hypothetical	1,000.00	1,016.61	8.32	1.66

Russia Fund
Class A
Actual	1,000.00	981.70	10.00	2.03
Hypothetical	1,000.00	1,014.77	10.17	2.03
Class C
Actual	1,000.00	979.70	12.45	2.53
Hypothetical	1,000.00	1,012.28	12.66	2.53
Class R5
Actual	1,000.00	981.20	7.78	1.58
Hypothetical	1,000.00	1,017.01	7.92	1.58
Select Class
Actual	1,000.00	979.50	8.76	1.78
Hypothetical	1,000.00	1,016.01	8.92	1.78

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Effective March 31, 2008, the Japan Fund changed its name to the Intrepid Japan Fund.

68   JPMORGAN COUNTRY/REGION FUNDS        APRIL 30, 2008

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. April 2008.	SAN-INTEQ-CO-408

SEMI-ANNUAL REPORT
SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED)

JPMorgan

Funds

JPMorgan Strategic Appreciation Fund
JPMorgan Strategic Preservation Fund

CONTENTS

President’s Letter	1
Schedules of Portfolio Investments	2
Financial Statements	12
Financial Highlights	18
Notes to Financial Statements	20
Schedule of Shareholder Expenses	26

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 12, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Strategic Appreciation Fund and the JPMorgan Strategic Preservation Fund. Inside, you’ll find information detailing the performance of the funds for the six-month period ended April 30, 2008.

“The slowing economy, soaring commodity prices, weak U.S. and U.K. housing markets, and the U.S. sub-prime mortgage market and ensuing credit crises stifled stock market performance.”

Credit problems fuel market volatility, losses

The slowing economy, soaring commodity prices, weak U.S. and U.K. housing markets, and the U.S. sub-prime mortgage market and ensuing credit crises stifled stock market performance, igniting a widespread market correction. As these problems grew, volatility increased. Market liquidity shrank, and investors generally shunned riskier assets.

Across the board, stock returns were negative for the six-month period. In the U.S., the S&P 500 Index returned –9.64% for the period. Developed international markets, as measured by the MSCI EAFE Index, returned –9.21%, while the MSCI Emerging Markets Index returned –10.29%.

The U.K. stock market outperformed Continental European markets in local currency terms, reflecting the market’s defensive composition and expectations of further rate cuts. Continental European stocks struggled, as rhetoric from the European Central Bank (ECB) became more hawkish. Although euro-zone inflation increased, forecasts for 2008 gross domestic product growth fell, leading to fears of stagflation (stalled growth and rising inflation).

Japanese stocks restored their correlation with European and U.S. stocks. The challenging period included strong appreciation of the yen versus the dollar, lackluster corporate earnings and a downgrade of economic prospects by the Bank of Japan.

Global emerging markets fell along with developed markets, but their strong showing in 2007 offset some of the decline for the six-month period. Mounting fears that weakness in the G7 economies would lead to a downturn in exports, together with negative global investor sentiment, accounted for the asset class’s weakness in the second half of the period. High commodity prices were a mixed blessing, depending on each country’s circumstances.

U.S. Fed, Bank of England cut rates

Concerned about ramifications for the entire U.S. financial system, the Federal Reserve (Fed) took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. At the same time, the Fed launched new liquidity-enhancing measures and relaxed its collateral standards.

The Fed also continued to pursue its “more-traditional” monetary policies in an attempt to avert an economic recession, cutting the fed funds target rate by 250 basis points (bps) during the period.

The Bank of England took a milder approach, cutting interest rates by 75 bps in the six months, from 5.75% to 5.00%. Nevertheless, the nation’s debt bubble remained on the verge of deflating due to falling housing prices and cash-flow-constrained households already pummeled by an overly tight monetary policy.

ECB, Bank of Japan keep rates steady

The Fed’s aggressive response was in stark contrast to that of the ECB. Despite the ECB’s inflation worries, which kept interest rates at 4%, the risks to growth may be greater. The euro’s recent ascent to an all-time high could be problematic, which would be exacerbated if the euro zone’s main trading partners continue to cut rates.

The Bank of Japan finally appointed a new governor, who acknowledged the difficulties facing the country’s economy. The bank’s overnight call rate remained at 0.5%, where it has been since February 2007. In its April report, the bank lowered its outlook for growth and withdrew its longstanding goal of gradually raising interest rates.

Stocks rebound in April

The Fed’s aggressive responses to slowing economic growth and the mounting credit crisis helped provide stability to jittery global markets. In the wake of the Fed’s unprecedented actions in March, stocks throughout the world rebounded nicely in April. The MSCI EAFE Index advanced 5.54% for the month, while the MSCI Emerging Markets Index gained 8.09%. The S&P 500 Index advanced 4.9% while small-cap stocks, represented by the Russell 2000 Index, earned less than the broader market, returning 4.2%.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2008        JPMORGAN FUNDS   1

JPMorgan Strategic Appreciation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 68.2% (l)
	Common Stocks — 67.1%
	Australia — 0.9%
717	BHP Billiton Ltd.	28,903
223	Macquarie Group Ltd.	13,278
		42,181
	Austria — 0.2%
152	OMV AG	11,417
	Bermuda — 1.2%
239	Accenture Ltd., Class A	8,975
206	ACE Ltd.	12,420
591	Aquarius Platinum Ltd. (a)	9,231
172	Arch Capital Group Ltd. (a)	12,152
82	PartnerRe Ltd.	6,066
230	Tyco Electronics Ltd.	8,604
		57,448
	Brazil — 0.5%
326	Cia Vale do Rio Doce ADR	12,740
103	Petroleo Brasileiro S.A. ADR	12,506
		25,246
	Canada — 1.7%
152	Barrick Gold Corp.	5,842
1,088	CGI Group, Inc., Class A (a)	12,672
144	EnCana Corp.	11,618
256	Husky Energy, Inc.	11,561
63	Potash Corp. of Saskatchewan	11,597
101	Research In Motion Ltd. (a)	12,285
427	Talisman Energy, Inc.	8,637
179	Toronto-Dominion Bank	11,750
		85,962
	Cayman Islands — 0.1%
134	Fresh Del Monte Produce, Inc. (a)	4,246
	China — 0.5%
4,000	China COSCO Holdings Co., Ltd., Class H (a)	11,907
13,000	Industrial & Commercial Bank of China, Class H	10,265
		22,172
	Denmark — 0.7%
65	Carlsberg A/S, Class B	8,624
193	Danske Bank A/S	6,645
178	Novo Nordisk A/S, Class B	12,178
70	Vestas Wind Systems A/S (a)	7,590
		35,037
	Egypt — 0.2%
51	Orascom Construction Industries Co. GDR	8,362
	Finland — 0.9%
220	Fortum OYJ	9,307
713	Nokia OYJ	21,436
147	Outokumpu OYJ	6,950
121	Wartsila OYJ, Class B	8,241
		45,934
	France — 3.6%
53	Alstom	12,179
373	AXA S.A.	13,782
189	BNP Paribas	20,148
160	Bouygues S.A.	11,858
170	Gaz de France S.A.	11,150
101	Groupe Danone	8,891
176	Ipsen	10,755
68	Lafarge S.A.	12,193
88	Pernod-Ricard S.A.	10,063
130	Sanofi-Aventis	10,021
106	Societe Generale	12,313
183	Suez S.A.	12,895
246	Total S.A.	20,606
321	Vivendi (a)	12,942
		179,796
	Germany — 2.3%
70	Allianz SE	14,190
66	BASF SE	9,352
114	Bayer AG	9,628
74	E.ON AG	15,044
79	Linde AG	11,515
57	MAN AG	7,924
53	Muenchener Rueckversicherungs-Gesellschaft AG	10,190
60	Salzgitter AG	12,205
102	Siemens AG	11,995
153	ThyssenKrupp AG	9,560
		111,603
	Greece — 0.5%
230	Coca Cola Hellenic Bottling Co. S.A.	10,278
418	Piraeus Bank S.A.	14,195
		24,473
	Hong Kong — 1.5%
1,000	Cheung Kong Holdings Ltd.	15,619
1,000	China Mobile Ltd.	17,208
2,000	Citic Pacific Ltd.	9,401

SEE NOTES TO FINANCIAL STATEMENTS.

2   JPMORGAN FUNDS        APRIL 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Hong Kong — Continued
3,000	Hang Lung Properties Ltd.	12,180
1,000	Swire Pacific Ltd., Class A	11,703
2,000	Wharf Holdings Ltd.	10,114
		76,225
	India — 0.4%
186	Reliance Capital Ltd. GDR	6,910
88	Reliance Industries Ltd. GDR (a) (e)	11,357
		18,267
	Indonesia — 0.2%
1,500	Bank Rakyat Indonesia	969
12,000	Bumi Resources Tbk PT	8,643
		9,612
	Israel — 0.2%
240	Teva Pharmaceutical Industries Ltd. ADR	11,227
	Italy — 1.3%
300	ENI S.p.A.	11,547
355	Fiat S.p.A.	7,892
2,125	Intesa Sanpaolo S.p.A.	15,797
2,598	Parmalat S.p.A.	8,844
3,890	Telecom Italia S.p.A. RNC	6,332
1,849	UniCredito S.p.A.	13,935
		64,347
	Japan — 5.6%
400	Aisin Seiki Co., Ltd.	14,021
300	Astellas Pharma, Inc.	12,349
300	Canon, Inc.	15,083
1,000	Daihatsu Motor Co., Ltd.	11,962
500	Honda Motor Co., Ltd.	15,958
1,000	ITOCHU Corp.	10,474
2	Japan Tobacco, Inc.	9,725
1,000	Kawasaki Kisen Kaisha Ltd.	10,185
500	Komatsu Ltd.	15,217
1,000	Kubota Corp.	7,006
200	Makita Corp.	6,883
2,000	Marubeni Corp.	15,918
600	Mitsubishi Corp.	19,315
1,000	Mitsui OSK Lines Ltd.	13,807
3	Mizuho Financial Group, Inc.	15,613
800	Nissan Motor Co., Ltd.	7,134
100	Sankyo Co., Ltd.	6,023
1,800	Sojitz Corp.	6,934
3	Sumitomo Mitsui Financial Group, Inc.	25,816
500	Suzuki Motor Corp.	12,686
100	Terumo Corp.	4,950
400	Toyota Motor Corp.	20,385
		277,444
	Luxembourg — 0.2%
136	ArcelorMittal	11,927
	Mexico — 0.2%
198	America Movil S.A.B. de C.V., Series L ADR	11,476
	Netherlands — 1.4%
417	ING Groep N.V. CVA	15,796
563	Koninklijke Philips Electronics N.V.	10,279
1,014	Royal Dutch Shell plc, Class B	40,404
		66,479
	Norway — 0.8%
642	DnB NOR ASA (a)	9,531
876	Norsk Hydro ASA	12,880
473	Telenor ASA (a)	9,479
110	Yara International ASA	7,975
		39,865
	Russia — 0.3%
70	Mechel ADR	10,206
226	MMC Norilsk Nickel ADR	6,064
		16,270
	Singapore — 0.2%
2,000	CapitaLand Ltd.	10,080
	Spain — 1.7%
643	Banco Bilbao Vizcaya Argentaria S.A.	14,747
1,092	Banco Santander S.A.	23,616
409	Iberdrola S.A.	5,960
252	Inditex S.A.	13,645
558	Telefonica S.A.	16,034
136	Union Fenosa S.A.	9,082
		83,084
	Sweden — 0.3%
420	Nordea Bank AB	6,907
2,833	Telefonaktiebolaget LM Ericsson, Class B	7,156
		14,063
	Switzerland — 3.0%
476	ABB Ltd.	14,525
143	Compagnie Financiere Richemont S.A., Class A	8,597
221	Credit Suisse Group	12,307
63	Nestle S.A.	30,069
284	Novartis AG	14,315
101	Roche Holding AG	16,713
25	Swatch Group AG	6,675

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN FUNDS   3

JPMorgan Strategic Appreciation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Switzerland — Continued
120	Swiss Reinsurance	9,922
240	UBS AG (a)	7,942
165	Xstrata plc	12,846
41	Zurich Financial Services AG	12,426
		146,337
	United Kingdom — 6.1%
195	Anglo American plc	12,605
167	AstraZeneca plc	7,006
654	Aviva plc	8,125
1,130	BAE Systems plc	10,417
1,082	Barclays plc	9,783
563	BG Group plc	13,740
1,494	BP plc	18,104
360	Eurasian Natural Resources Corp. (a)	8,589
719	GlaxoSmithKline plc	15,905
1,601	HSBC Holdings plc	27,800
998	ICAP plc	11,521
1,176	Man Group plc	13,457
940	Prudential plc	12,768
162	Rio Tinto plc	18,885
1,880	Royal Bank of Scotland Group plc	12,725
391	Standard Chartered plc	13,815
1,839	Tesco plc	15,575
407	Unilever plc	13,660
259	Vedanta Resources plc	11,419
10,684	Vodafone Group plc	33,811
1,620	WM Morrison Supermarkets plc	9,168
		298,878
	United States — 30.4%
140	Abercrombie & Fitch Co., Class A	10,403
243	American Electric Power Co., Inc.	10,845
195	Anadarko Petroleum Corp.	12,979
100	Apache Corp.	13,468
98	Apple, Inc. (a)	17,047
437	Applied Materials, Inc.	8,154
875	AT&T, Inc.	33,871
659	Bank of America Corp.	24,739
200	Bank of New York Mellon Corp. (The)	8,706
160	Baxter International, Inc.	9,971
242	BB&T Corp.	8,298
174	BE Aerospace, Inc. (a)	7,023
110	Becton, Dickinson & Co.	9,834
66	Bucyrus International, Inc.	8,311
88	Bunge Ltd.	10,040
266	Chesapeake Energy Corp.	13,752
171	Chevron Corp.	16,442
253	Chubb Corp. (The)	13,401
243	Cimarex Energy Co.	15,139
840	Cisco Systems, Inc. (a)	21,538
751	Citigroup, Inc.	18,978
270	Coca-Cola Co. (The)	15,895
470	Comcast Corp., Class A	9,659
152	ConocoPhillips	13,095
503	Corning, Inc.	13,435
270	Covidien Ltd.	12,606
80	CR Bard, Inc.	7,534
180	CSX Corp.	11,331
240	Cummins, Inc.	15,036
303	CVS/Caremark Corp.	12,232
487	D.R. Horton, Inc.	7,544
135	Deere & Co.	11,349
106	Devon Energy Corp.	12,020
722	Duke Energy Corp.	13,220
510	El Paso Corp.	8,741
108	ENSCO International, Inc.	6,883
697	Exxon Mobil Corp.	64,870
210	Fossil, Inc. (a)	7,516
108	Freeport-McMoRan Copper & Gold, Inc.	12,285
170	GameStop Corp., Class A (a)	9,357
538	Gap, Inc. (The)	10,018
143	Gardner Denver, Inc. (a)	6,642
130	General Dynamics Corp.	11,755
833	General Electric Co.	27,239
140	General Mills, Inc.	8,456
200	Gilead Sciences, Inc. (a)	10,352
76	Goldman Sachs Group, Inc. (The)	14,544
191	Goodrich Corp.	13,017
26	Google, Inc., Class A (a)	14,932
150	Helmerich & Payne, Inc.	8,062
128	Hess Corp.	13,594
450	Hewlett-Packard Co.	20,858
428	Home Depot, Inc.	12,326
420	Hudson City Bancorp, Inc.	8,035
551	Intel Corp.	12,265
251	International Business Machines Corp.	30,296
173	J.C. Penney Co., Inc.	7,352
379	Johnson & Johnson	25,427
93	L-3 Communications Holdings, Inc.	10,365
189	Lehman Brothers Holdings, Inc.	8,361
199	Lexmark International, Inc., Class A (a)	6,247

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN FUNDS        APRIL 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	United States — Continued
118	Lockheed Martin Corp.	12,513
100	M&T Bank Corp.	9,323
209	Marathon Oil Corp.	9,524
36	MasterCard, Inc., Class A	10,014
174	McDonald’s Corp.	10,367
200	Medco Health Solutions, Inc. (a)	9,908
292	Merck & Co., Inc.	11,108
224	MetLife, Inc.	13,630
1,134	Microsoft Corp.	32,342
233	Molson Coors Brewing Co., Class B	12,778
89	Monsanto Co.	10,148
252	Morgan Stanley	12,247
92	Mosaic Co. (The) (a)	11,271
140	Murphy Oil Corp.	12,648
139	National Oilwell Varco, Inc. (a)	9,515
460	New York Community Bancorp, Inc.	8,588
535	News Corp., Class B	9,897
190	Nike, Inc., Class B	12,692
130	Noble Energy, Inc.	11,310
110	Northrop Grumman Corp.	8,093
238	NRG Energy, Inc. (a)	10,460
95	Nucor Corp.	7,172
162	Occidental Petroleum Corp.	13,480
252	Old Dominion Freight Line, Inc. (a)	7,736
690	Oracle Corp. (a)	14,386
187	Parker Hannifin Corp.	14,932
220	PepsiCo, Inc.	15,077
371	Philip Morris International, Inc. (a)	18,932
160	PNC Financial Services Group, Inc.	11,096
170	PPL Corp.	8,163
120	Praxair, Inc.	10,957
108	priceline.com, Inc. (a)	13,785
407	Procter & Gamble Co.	27,289
86	Prudential Financial, Inc.	6,511
313	QUALCOMM, Inc.	13,518
160	Raytheon Co.	10,235
439	Safeway, Inc.	13,872
515	Schering-Plough Corp.	9,481
309	Southern Co.	11,504
75	SPX Corp.	9,225
154	State Street Corp.	11,110
280	Steel Dynamics, Inc.	9,758
470	TD AMERITRADE Holding Corp. (a)	8,507
228	Thermo Fisher Scientific, Inc. (a)	13,194
216	TJX Cos., Inc.	6,960
62	Transocean, Inc. (a)	9,143
194	Travelers Cos., Inc. (The)	9,778
352	U.S. Bancorp	11,929
98	Union Pacific Corp.	14,229
102	V.F. Corp.	7,587
368	Wal-Mart Stores, Inc.	21,337
408	Walt Disney Co. (The)	13,231
118	Weatherford International Ltd. (a)	9,519
415	Wells Fargo & Co.	12,346
327	Western Digital Corp. (a)	9,480
358	Xilinx, Inc.	8,868
		1,500,393
	Total Common Stocks (Cost $3,069,299)	3,309,851

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE ($)
	Convertible Bonds — 0.9%
	France — 0.1%
EUR 11,200	Rhodia S.A., 0.50%, 01/01/14	5,967
	Netherlands — 0.3%
CHF 15,000	Pargesa Netherlands NV, Series PARG, 1.75%, 06/15/14	13,036
	United States — 0.5%
23,000	Wyeth, FRN, 3.58%, 01/15/24	23,303
	Total Convertible Bonds (Cost 44,569)	42,306

SHARES	SECURITY DESCRIPTION	VALUE ($)
	Preferred Stock — 0.2%
	Germany — 0.2%
60	Porsche Automobil Holding SE (Cost $9,171)	11,004
	Total Long-Term Investments (Cost $3,123,039)	3,363,161

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN FUNDS   5

JPMorgan Strategic Appreciation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 22.3%
	Rights — 0.0% (g)
	Switzerland — 0.0% (g)
240	UBS AG, expiring 05/09/08 (Cost $—)	405

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE ($)
	Time Deposit — 22.3%
1,100,000	Royal Bank of Scotland Group plc, (United Kingdom), 2.45%, 05/02/08 (Cost 1,100,000)	1,100,000
	Total Short-Term Investments (Cost $1,100,000)	1,100,405
	Total Investments — 90.5% (Cost $4,223,039)	4,463,566
	Other Assets in Excess of Liabilities — 9.5%	469,706
	NET ASSETS — 100.0%	$4,933,272

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	9.2%
Commercial Banks	7.2
Metals & Mining	4.9
Pharmaceuticals	4.0
Insurance	3.5
Capital Markets	2.7
Machinery	2.3
Communications Equipment	2.0
Chemicals	2.0
Automobiles	2.0
Food Products	1.9%
Computers & Peripherals	1.9
Aerospace & Defense	1.9
Electric Utilities	1.9
Diversified Financial Services	1.8
Diversified Telecommunication Services	1.7
Wireless Telecommunication Services	1.7
Beverages	1.6
Food & Staples Retailing	1.6
Specialty Retail	1.4
Real Estate Management & Development	1.3
Textiles, Apparel & Luxury Goods	1.3
Health Care Equipment & Supplies	1.2
Trading Companies & Distributors	1.2
Industrial Conglomerates	1.1
Software	1.1
Media	1.0
Energy Equipment & Services	1.0
Short-Term Investments	24.7
Others (each less than 1.0%)	8.9

Portfolio Composition By Country*

United States	34.1%
United Kingdom	31.3
Japan	6.2
France	4.2
Switzerland	3.3
Germany	2.8
Canada	1.9
Spain	1.9
Netherlands	1.8
Hong Kong	1.7
Italy	1.4
Bermuda	1.3
Finland	1.0
Others (each less than 1.0%)	7.1

*	Percentages indicated are based upon total investments as of April 30, 2008. The Fund’s composition is subject to change.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN FUNDS        APRIL 30, 2008

Futures Contracts
(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	Hang Seng Index	May, 2008	165	1
9	5 Year U.S. Treasury Note	June, 2008	1,008	(6)
4	10 Year U.S. Treasury Note	June, 2008	463	(4)
5	Euro-Schatz	June, 2008	790	(9)
4	U.K. Treasury Gilt	June, 2008	861	(8)
	Short Futures Outstanding
(5)	Dow Jones EURO STOXX 50 Index	June, 2008	(294)	(17)
(11)	E-mini S&P 500 Index	June, 2008	(762)	(51)
(3)	Euro-Bund	June, 2008	(534)	1
(2)	FTSE 100 Index	June, 2008	(242)	(21)
(5)	Russell Mini Index	June, 2008	(359)	(20)
(2)	U.S. Long Bond	June, 2008	(234)	(4)
				(138)

Forward Foreign Currency Exchange Contracts
(Amounts in thousands, except number of contracts)

CONTRACTS TO BUY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
25,000 CAD	06/26/08	25	25	— (h)
35,196 CHF	06/26/08	35	34	(1)
65,700 EUR	06/26/08	103	102	(1)
6,681 GBP	06/26/08	13	13	— (h)
7,552,640 JPY	06/26/08	76	73	(3)
		252	247	(5)

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
50,877 AUD	06/26/08	47	47	—	(h)
93,836 CAD	06/26/08	94	93	1
190,578 CHF	06/26/08	190	184	6
109,008 DKK	06/26/08	23	23	—	(h)
460,548 EUR	06/26/08	717	717	—	(h)
191,627 GBP	06/26/08	387	380	7
665,375 HKD	06/26/08	86	86	—	(h)
36,054,002 JPY	06/26/08	359	348	11
185,696 NOK	06/26/08	36	36	—	(h)
98,649 SEK	06/26/08	16	16	—	(h)
8,686 SGD	06/26/08	6	6	—	(h)
		1,961	1,936	25

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN FUNDS   7

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 44.3% (l)
	Common Stocks — 24.5%
	Australia — 0.2%
2,644	Asciano Group	10,047
	Austria — 0.4%
294	OMV AG	22,082
	Bermuda — 0.3%
910	Aquarius Platinum Ltd. (a)	14,214
	Brazil — 0.7%
644	Cia Energetica de Minas Gerais ADR	13,208
562	Cia Vale do Rio Doce ADR	21,963
		35,171
	Canada — 1.0%
170	Agrium, Inc.	13,367
468	Barrick Gold Corp.	17,989
1,020	Kinross Gold Corp.	19,274
		50,630
	China — 0.2%
14,000	Industrial & Commercial Bank of China, Class H	11,055
	Denmark — 0.4%
312	Novo Nordisk A/S, Class B	21,347
	Finland — 0.3%
3,923	Ruukki Group OYJ	13,627
	France — 1.6%
80	Alstom	18,383
239	BNP Paribas	25,479
288	Bouygues S.A.	21,344
228	Sanofi-Aventis	17,574
		82,780
	Germany — 0.4%
164	RWE AG	18,913
	Greece — 0.2%
793	Sidenor Steel Products Manufacturing Co. S.A.	13,054
	Hong Kong — 1.8%
1,000	Cheung Kong Holdings Ltd.	15,619
800	Jardine Matheson Holdings Ltd.	24,645
2,500	Kerry Properties Ltd.	16,926
1,000	Sun Hung Kai Properties Ltd.	17,477
1,500	Swire Pacific Ltd., Class A	17,555
		92,222
	India — 0.3%
756	Sterlite Industries India Ltd. ADR (a)	15,717
	Israel — 0.5%
3,118	Makhteshim-Agan Industries Ltd.	28,618
	Italy — 0.9%
578	ENI S.p.A.	22,246
3,521	Intesa Sanpaolo S.p.A.	26,175
		48,421
	Japan — 1.4%
500	Japan General Estate Co., Ltd. (The)	4,744
3	Japan Tobacco, Inc.	14,588
1,200	Joint Corp.	9,058
330	Mitsubishi UFJ Lease & Finance Co., Ltd.	16,199
200	Nidec Corp.	15,111
6	Risa Partners, Inc.	12,364
		72,064
	Malaysia — 0.4%
9,215	IOI Corp. BHD	21,286
	Netherlands — 0.8%
481	Fugro N.V. CVA	42,749
	Norway — 1.5%
1,162	Norsk Hydro ASA	17,085
723	StatoilHydro ASA	26,011
598	Subsea 7, Inc. (a)	15,610
962	Telenor ASA (a)	19,280
		77,986
	Papua New Guinea — 0.3%
4,812	Lihir Gold Ltd. (a)	13,652
	South Africa — 0.3%
109	Anglo Platinum Ltd.	17,384
	South Korea — 0.2%
98	Daelim Industrial Co.	13,228
	Sweden — 0.6%
2,070	Atlas Copco AB, Class B	30,462
	Switzerland — 0.8%
805	ABB Ltd.	24,565
56	Syngenta AG	16,643
		41,208
	Taiwan — 0.2%
1,114	HON HAI Precision Industry Co., Ltd. GDR	12,511
	United Kingdom — 3.6%
1,475	BG Group plc	35,997
3,695	Bodycote plc	17,643
5,267	BT Group plc	23,185

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN FUNDS        APRIL 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	United Kingdom — Continued
1,189	Cookson Group plc	16,671
2,854	Northumbrian Water Group plc	18,436
723	Scottish & Southern Energy plc	19,924
591	Standard Chartered plc	20,882
5,957	Vodafone Group plc	18,852
3,345	WM Morrison Supermarkets plc	18,931
		190,521
	United States — 5.2%
95	Apple, Inc. (a)	16,525
725	AT&T, Inc.	28,065
278	Clorox Co.	14,734
127	Deere & Co.	10,677
32	Google, Inc., Class A (a)	18,377
436	Merck & Co., Inc.	16,585
120	Monsanto Co.	13,682
113	Mosaic Co. (The) (a)	13,844
1,061	Oracle Corp. (a)	22,122
426	Philip Morris International, Inc. (a)	21,739
316	Procter & Gamble Co.	21,188
310	United Technologies Corp.	22,466
708	Verizon Communications, Inc.	27,244
937	Yahoo!, Inc. (a)	25,683
		272,931
	Total Common Stocks (Cost $1,215,933)	1,283,880

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Convertible Bonds — 4.2%
	France — 0.7%
EUR 72,000	Rhodia S.A., 0.50%, 01/01/14	38,359
	Germany — 1.5%
EUR 50,000	Kreditanstalt fuer Wiederaufbau, Series DTE, 0.75%, 08/08/08	77,042
	Netherlands — 0.3%
CHF 15,000	Pargesa Netherlands NV, Series PARG, 1.75%, 06/15/14	13,036
	United States — 1.7%
31,000	Liberty Media LLC, 0.75%, 03/30/23	31,427
35,000	St. Jude Medical, Inc., 1.22%, 12/15/08	35,000
23,000	Wyeth, 3.58%, 01/15/24	23,303
		89,730
	Total Convertible Bonds (Cost 215,552)	218,167
	U.S. Treasury Obligations — 15.6%
	U.S. Treasury Notes,
200,000	2.63%, 05/15/08	200,078
300,000	3.38%, 09/15/09	305,203
300,000	4.00%, 04/15/10	310,149
	Total U.S. Treasury Obligations (Cost $787,480)	815,430
	Total Investments — 44.3% (Cost $2,218,965)	2,317,477
	Other Assets in Excess of Liabilities — 55.7%	2,908,089
	NET ASSETS — 100.0%	$5,225,566

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
U.S. Treasury Obligations	35.2%
Commercial Banks	6.9
Metals & Mining	6.5
Chemicals	5.4
Oil, Gas & Consumable Fuels	4.6
Diversified Telecommunication Services	4.2
Pharmaceuticals	3.4
Real Estate Management & Development	3.3
Machinery	2.5
Energy Equipment & Services	2.5
Industrial Conglomerates	2.4
Internet Software & Services	1.9
Electrical Equipment	1.8
Wireless Telecommunication Services	1.7
Tobacco	1.6
Household Products	1.6
Health Care Equipment & Supplies	1.5
Electric Utilities	1.4
Media	1.4
Diversified Financial Services	1.3
Electronic Equipment & Instruments	1.2
Aerospace & Defense	1.0
Software	1.0
Others (each less than 1.0)	5.7

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN FUNDS   9

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

Portfolio Composition By Country*

United States	50.8%
United Kingdom	8.2
France	5.2
Germany	4.1
Hong Kong	4.0
Norway	3.4
Japan	3.1
Netherlands	2.4
Canada	2.2
Italy	2.1
Switzerland	1.8
Brazil	1.5
Sweden	1.3
Israel	1.3
Austria	1.0
Others (each less than 1.0%)	7.6

*	Percentages indicated are based upon total investments as of April 30, 2008. The Fund’s composition is subject to change.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	5 Year U.S. Treasury Note	June, 2008	448	(8)
3	Euro-Bobl	June, 2008	510	(13)
4	Euro-Shatz	June, 2008	648	(7)
1	U.K. Treasury Gilt	June, 2008	215	— (h)
	Short Futures Outstanding
(1)	Dow Jones EURO STOXX 50 Index	June, 2008	(59)	(5)
(4)	E-mini S&P 500 Index	June, 2008	(277)	(19)
(1)	Euro-Bund	June, 2008	(178)	— (h)
(1)	FTSE 100 Index	June, 2008	(121)	(10)
(2)	U.S. Long Bond	June, 2008	(234)	(4)
				(66)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/08		NET UNREALIZED APPRECIATION (DEPRECIATION)
11,378 CAD 57,741 for NOK	06/10/08	11	#	11	#	—	(h)
90,978 HKD	06/10/08	12		12		—	(h)
1,056,746 JPY	06/10/08	11		10		(1)
		34		33		(1)

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN FUNDS        APRIL 30, 2008

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
15,768 AUD	06/10/08	14	15	(1)
87,684 CAD	06/10/08	89	87	2
71,448 CHF	06/10/08	70	69	1
242,064 EUR	06/10/08	366	377	(11)
122,559 GBP	06/10/08	241	243	(2)
829,691 HKD	06/10/08	107	107	—
104,382 ILS	06/10/08	29	31	(2)
12,271,103 JPY	06/10/08	120	118	2
242,030 NOK	06/10/08	46	47	(1)
99,763 ZAR	06/10/08	12	13	(1)
		1,094	1,107	(13)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/08 of the currency being sold, and the value at 04/30/08 is the U.S. Dollar market value of the currency being purchased.

ABBREVIATIONS AND DEFINITIONS:

ADR—	American Depositary Receipt

AUD—	Australian Dollar

CAD—	Canadian Dollar

CHF—	Swiss Franc

CVA—	Dutch Certification

DKK—	Danish Krone

EUR—	Euro

FRN—	Floating Rate Note

GBP—	British Pound

GDR—	Global Depositary Receipt

HKD—	Hong Kong Dollar

ILS—	Israel Shekel

JPY—	Japanese Yen

NOK—	Norwegian Krone

RNC—	Risparmio Non-Convertible Savings Shares. These shares have no voting rights but receive a larger dividend than ordinary shares.

SEK—	Swedish Krona

SGD—	Singapore Dollar

ZAR—	South African Rand

(a)—	Non-income producing security.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(l)—	All or a portion of these securities are reserved for current or potential holdings with the custodian for forward foreign currency contracts and/or futures.

The value and percentage of the investments that apply the fair valuation policy for international investments as described in Note 2A are approximately as follows (amounts in thousands):

Fund	Value	Percentage
Strategic Appreciation Fund	1,618	36.2%
Strategic Preservation Fund	922	39.8

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN FUNDS   11

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	Strategic Appreciation Fund		Strategic Preservation Fund
ASSETS:
Investments in non-affiliates, at value	$4,464		$2,318
Cash	122		2,584
Foreign currency, at value	213		310
Deposit with broker for future contracts	182		92
Receivables:
Investment securities sold	110		57
Interest and dividends	8		10
Tax reclaims	2		1
Variation margin on futures contracts	10		3
Due from Advisor	11		7
Unrealized appreciation on forward foreign currency exchange contracts	25		5
Total Assets	5,147		5,387

LIABILITIES:
Payables:
Investment securities purchased	108		42
Unrealized depreciation on forward foreign currency exchange contracts	5		19
Accrued liabilities:
Shareholder servicing fees	1		1
Distribution fees	—	(b)	—	(b)
Custodian and accounting fees	34		32
Trustees’ and Chief Compliance Officer’s fees	—	(b)	—	(b)
Other	66		67
Total Liabilities	214		161
Net Assets	$4,933		$5,226

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN FUNDS        APRIL 30, 2008

	Strategic Appreciation Fund	Strategic Preservation Fund
NET ASSETS:
Paid in capital	$4,944	$5,029
Accumulated undistributed (distributions in excess of) net investment income	76	77
Accumulated net realized gains (losses)	(219)	89
Net unrealized appreciation (depreciation)	132	31
Total Net Assets	$4,933	$5,226

Net Assets:
Class A	$197	$209
Class C	196	207
Class R5	99	105
Select Class	4,441	4,705
Total	$4,933	$5,226

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	13	13
Class C	13	13
Class R5	7	7
Select Class	300	302

Net Asset Value:
Class A — Redemption price per share	$14.77	$15.58
Class C — Offering price per share (a)	14.69	15.55
Class R5 — Offering and redemption price per share	14.84	15.60
Select Class — Offering and redemption price per share	14.81	15.59
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.59	$16.44

Cost of investments in non-affiliates	$4,223	$2,219
Cost of foreign currency	204	298

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

(b)	Amounts rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN FUNDS   13

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

	Strategic Appreciation Fund	Strategic Preservation Fund
INVESTMENT INCOME:
Dividend income	$53	$31
Interest income	22	47
Foreign taxes withheld	(2)	(1)
Total investment income	73	77

EXPENSES:
Investment advisory fees	17	16
Administration fees	3	3
Distribution fees:
Class A	— (a)	— (a)
Class C	1	1
Shareholder servicing fees:
Class A	— (a)	— (a)
Class C	— (a)	— (a)
Class R5	— (a)	— (a)
Select Class	6	6
Custodian and accounting fees	34	15
Interest expense	— (a)	5
Professional fees	46	46
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)
Printing and mailing costs	12	13
Registration and filing fees	— (a)	— (a)
Transfer agent fees	7	7
Other	1	1
Total expenses	127	113
Less amounts waived	(21)	(20)
Less expense reimbursements	(75)	(58)
Net expenses	31	35
Net investment income (loss)	42	42

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(234)	35
Written options	—	(5)
Futures	286	128
Foreign currency transactions	(133)	(56)
Net realized gain (loss)	(81)	102
Change in net unrealized appreciation (depreciation) of:
Investments	(322)	(171)
Futures	(82)	(63)
Foreign currency translations	63	36
Change in net unrealized appreciation (depreciation)	(341)	(198)
Net realized/unrealized gains (losses)	(422)	(96)
Change in net assets resulting from operations	$(380)	$(54)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN FUNDS        APRIL 30, 2008

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Strategic Appreciation Fund		Strategic Preservation Fund
	Six Months Ended 4/30/2008 (Unaudited)	Period Ended 10/31/2007 (a)	Six Months Ended 4/30/2008 (Unaudited)	Period Ended 10/31/2007 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$42	$35	$42	$64
Net realized gain (loss)	(81)	(195)	102	(13)
Change in net unrealized appreciation (depreciation)	(341)	473	(198)	229
Change in net assets resulting from operations	(380)	313	(54)	280

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(1)	—
Class C
From net investment income	—	—	— (b)	—
Class R5
From net investment income	—	—	(1)	—
Select Class
From net investment income	—	—	(27)	—
Total distributions to shareholders	—	—	(29)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	—	5,000	29	5,000

NET ASSETS:
Change in net assets	(380)	5,313	(54)	5,280
Beginning of period	5,313	—	5,280	—
End of period	$4,933	$5,313	$5,226	$5,280
Accumulated undistributed (distributions in excess of) net investment income	$76	$34	$77	$64

(a)	Commencement of operations was March 30, 2007.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN FUNDS   15

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Strategic Appreciation Fund		Strategic Preservation Fund
	Six Months Ended 4/30/2008 (Unaudited)	Period Ended 10/31/2007 (a)	Six Months Ended 4/30/2008 (Unaudited)		Period Ended 10/31/2007 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$200	$—		$200
Dividends and distributions reinvested	—	—	1		—
Change in net assets from Class A capital transactions	$—	$200	$1		$200

Class C
Proceeds from shares issued	$—	$200	$—		$200
Dividends and distributions reinvested	—	—	—	(b)	—
Change in net assets from Class C capital transactions	$—	$200	$—	(b)	$200

Class R5
Proceeds from shares issued	$—	$100	$—		$100
Dividends and distributions reinvested	—	—	1		—
Change in net assets from Class R5 capital transactions	$—	$100	$1		$100

Select Class
Proceeds from shares issued	$—	$4,500	$—		$4,500
Dividends and distributions reinvested	—	—	27		—
Change in net assets from Select Class capital transactions	$—	$4,500	$27		$4,500
Total change in net assets from capital transactions	$—	$5,000	$29		$5,000

SHARE TRANSACTIONS:
Class A
Issued	—	13	—		13
Reinvested	—	—	—	(b)	—
Change in Class A Shares	—	13	—	(b)	13

Class C
Issued	—	13	—		13
Reinvested	—	—	—	(b)	—
Change in Class C Shares	—	13	—	(b)	13

Class R5
Issued	—	7	—		7
Reinvested	—	—	—	(b)	—
Change in Class R5 Shares	—	7	—	(b)	7

Select Class
Issued	—	300	—		300
Reinvested	—	—	2		—
Change in Select Class Shares	—	300	2		300

(a)	Commencement of operations was March 30, 2007.

(b)	Amount rounds to less than one thousand (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN FUNDS        APRIL 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2008        JPMORGAN FUNDS   17

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Strategic Appreciation Fund
Class A
Six Months Ended April 30, 2008 (Unaudited)	$15.92	$0.11	$(1.26)	$(1.15)	$—	$14.77
March 30, 2007 (e) through October 31, 2007	15.00	0.09	0.83	0.92	—	15.92

Class C
Six Months Ended April 30, 2008 (Unaudited)	15.87	0.07	(1.25)	(1.18)	—	14.69
March 30, 2007 (e) through October 31, 2007	15.00	0.04	0.83	0.87	—	15.87

Class R5
Six Months Ended April 30, 2008 (Unaudited)	15.96	0.14	(1.26)	(1.12)	—	14.84
March 30, 2007 (e) through October 31, 2007	15.00	0.13	0.83	0.96	—	15.96

Select Class
Six Months Ended April 30, 2008 (Unaudited)	15.94	0.13	(1.26)	(1.13)	—	14.81
March 30, 2007 (e) through October 31, 2007	15.00	0.11	0.83	0.94	—	15.94

Strategic Preservation Fund
Class A
Six Months Ended April 30, 2008 (Unaudited)	15.82	0.11	(0.29)	(0.18)	(0.06)	15.58
March 30, 2007 (e) through October 31, 2007	15.00	0.17	0.65	0.82	—	15.82

Class C
Six Months Ended April 30, 2008 (Unaudited)	15.77	0.07	(0.28)	(0.21)	(0.01)	15.55
March 30, 2007 (e) through October 31, 2007	15.00	0.13	0.64	0.77	—	15.77

Class R5
Six Months Ended April 30, 2008 (Unaudited)	15.86	0.14	(0.29)	(0.15)	(0.11)	15.60
March 30, 2007 (e) through October 31, 2007	15.00	0.21	0.65	0.86	—	15.86

Select Class
Six Months Ended April 30, 2008 (Unaudited)	15.84	0.13	(0.29)	(0.16)	(0.09)	15.59
March 30, 2007 (e) through October 31, 2007	15.00	0.19	0.65	0.84	—	15.84

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of operations.

(f)	Includes interest expense of 0.01%.

(g)	Includes interest expense of 0.19%.

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN FUNDS        APRIL 30, 2008

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

(7.22)%	$197	1.46	%(f)	1.46%	5.32%	70%
6.13	212	1.45		0.96	7.56	59

(7.44)	196	1.96	(f)	0.96	5.82	70
5.80	212	1.95		0.46	8.06	59

(7.02)	99	1.01	(f)	1.92	4.87	70
6.40	106	1.00		1.42	7.11	59

(7.09)	4,441	1.21	(f)	1.71	5.07	70
6.27	4,783	1.20		1.21	7.31	59

(1.12)	209	1.54	(g)	1.43	4.52	36
5.47	211	1.35		1.94	7.39	34

(1.36)	207	2.04	(g)	0.93	5.03	36
5.13	210	1.85		1.44	7.89	34

(0.92)	105	1.09	(g)	1.88	4.07	36
5.73	106	0.90		2.39	6.94	34

(1.00)	4,705	1.29	(g)	1.68	4.27	36
5.60	4,753	1.10		2.19	7.14	34

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Strategic Appreciation Fund	Class A, Class C, Class R5 and Select Class
Strategic Preservation Fund	Class A, Class C, Class R5 and Select Class

The Funds commenced operations on March 30, 2007. Currently the Funds are not publicly offered for investment.

Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives shall generally be valued each day by third party broker-dealers or counterparties or by independent or affiliated pricing services approved by the Board of Trustees. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B.  Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter

20   JPMORGAN FUNDS        APRIL 30, 2008

into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to investments. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of April 30, 2008, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

C.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D.  Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. The Funds may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains to the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of April 30, 2008, the Funds had outstanding forward foreign currency exchange contracts as listed on their Schedules of Portfolio Investments.

E.  Written Options — When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded as an unrealized gain or loss. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

The Funds write options on securities, futures and interest rate swaps (“swaptions”). These options are settled for cash. Uncovered call options subject the Fund to unlimited risk of loss. Covered call options limit the upside potential of a security above the exercise price. Put options subject the Fund to loss only to the extent of the value of the underlying security. The Fund, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of April 30, 2008, the Funds had no written options contracts outstanding. Transactions in written options during the six months ended April 30, 2008, were as follows (amounts in thousands, except number of contracts):

	Strategic Preservation Fund
	Number of Contracts	Premiums Received
Options outstanding at October 31, 2007	—	$—
Options written	12	4
Options expired	(12)	(4)
Options outstanding at April 30, 2008	—	$—

APRIL 30, 2008        JPMORGAN FUNDS   21

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

G.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

I.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

K. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

L. Recent Accounting Pronouncements — In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Strategic Appreciation Fund	0.70%
Strategic Preservation Fund	0.60

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

For the six months ended April 30, 2008, the Funds did not invest in any money market funds.

22   JPMORGAN FUNDS        APRIL 30, 2008

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2008, the annualized effective rate of each Fund’s average daily net assets was 0.10%.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2008, the Distributor did not retain any fees.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R5	Select Class
Strategic Appreciation Fund	0.25%	0.25%	0.05%	0.25%
Strategic Preservation Fund	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R5	Select Class
Strategic Appreciation Fund	1.45%	1.95%	1.00%	1.20%
Strategic Preservation Fund	1.35%	1.85%	0.90%	1.10%

The contractual expense limitation agreements were in effect for the six months ended April 30, 2008. The expense limitation percentages in the table above are in place until at least February 28, 2009.

For the six months ended April 30, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
Strategic Appreciation Fund	$17	$3	$1	$21	$75
Strategic Preservation Fund	16	3	1	20	58

APRIL 30, 2008        JPMORGAN FUNDS   23

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2008, the Strategic Preservation Fund incurred brokerage commissions with broker/dealers affiliated with the Advisor (amounts in thousands):

Strategic Preservation Fund	$—	(a)

(a) Amount rounds to less than $1,000.

The Securities Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Strategic Appreciation Fund	$2,495	$2,608
Strategic Preservation Fund	836	768

During the six months ended April 30, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Strategic Appreciation Fund	$4,223	$336	$95	$241
Strategic Preservation Fund	2,219	181	82	99

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

24   JPMORGAN FUNDS        APRIL 30, 2008

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2008, or at any time during the six months ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds’ shares are currently held by the Funds’ investment advisor. From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2008, a majority of the Strategic Appreciation Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2008, Strategic Appreciation Fund invested approximately 34.1% and 31.3% of its total investments in the United States and the United Kingdom, respectively. The Strategic Preservation Fund invested approximately 50.8% of its total investments in the United States.

As of April 30, 2008, Strategic Preservation Fund held approximately 49.4% of its net assets in cash at the custodian.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

8. Subsequent Event

JPMorgan Chase & Co. announced on May 31, 2008 that it completed its acquisition of The Bear Stearns Companies Inc. on May 30, 2008.

The Board of Trustees of the Strategic Appreciation Fund approved the liquidation of the Fund and it is expected to occur on or about June 26, 2008.

APRIL 30, 2008        JPMORGAN FUNDS   25

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2007, and continued to hold your shares at the end of the reporting period, April 30, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2007	Ending Account Value, April 30, 2008	Expenses Paid During November 1, 2007 to April 30, 2008*	Annualized Expense Ratio
Strategic Appreciation Fund
Class A
Actual	$1,000.00	$927.80	$7.00	1.46%
Hypothetical	1,000.00	1,017.60	7.32	1.46
Class C
Actual	1,000.00	925.60	9.38	1.96
Hypothetical	1,000.00	1,015.12	9.82	1.96
Class R5
Actual	1,000.00	929.80	4.85	1.01
Hypothetical	1,000.00	1,019.84	5.07	1.01
Select Class
Actual	1,000.00	929.10	5.80	1.21
Hypothetical	1,000.00	1,018.85	6.07	1.21

26   JPMORGAN FUNDS        APRIL 30, 2008

	Beginning Account Value, November 1, 2007	Ending Account Value, April 30, 2008	Expenses Paid During November 1, 2007 to April 30, 2008*	Annualized Expense Ratio
Strategic Preservation Fund
Class A
Actual	$1,000.00	$988.80	$ 7.71	1.54%
Hypothetical	1,000.00	1,017.21	7.82	1.54
Class C
Actual	1,000.00	986.40	10.17	2.04
Hypothetical	1,000.00	1,014.72	10.32	2.04
Class R5
Actual	1,000.00	990.80	5.49	1.09
Hypothetical	1,000.00	1,019.44	5.57	1.09
Select Class
Actual	1,000.00	990.00	6.48	1.29
Hypothetical	1,000.00	1,018.45	6.57	1.29

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

APRIL 30, 2008        JPMORGAN FUNDS   27

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. April 2008.	SAN-STRAT-408

SEMI-ANNUAL REPORT
SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED)

JPMorgan Funds

International

Funds

JPMorgan International Currency Income Fund

CONTENTS

President’s Letter	1
Schedule of Portfolio Investments	2
Financial Statements	7
Financial Highlights	12
Notes to Financial Statements	14
Schedule of Shareholder Expenses	20

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 12, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan International Currency Income Fund. Inside, you’ll find information detailing the performance of the fund for the six-month period ended April 30, 2008.

“The slowing economy, soaring commodity prices, weak U.S. and U.K. housing markets, and the U.S. sub-prime mortgage market and ensuing credit crises stifled stock market performance.”

Credit problems fuel market volatility, losses

The slowing economy, soaring commodity prices, weak U.S. and U.K. housing markets, and the U.S. sub-prime mortgage market and ensuing credit crises stifled stock market performance, igniting a widespread market correction. As these problems grew, volatility increased. Market liquidity shrank, and investors generally shunned riskier assets.

Global emerging markets fell along with developed markets, but their strong showing in 2007 offset some of the decline for the six month period. Mounting fears that weakness in the G7 economies would lead to a downturn in exports, together with negative global investor sentiment, accounted for the asset class’s weakness in the second half of the period. High commodity prices were a mixed blessing, depending on each country’s circumstances.

U.S. Fed, Bank of England cut rates

Concerned about ramifications for the entire U.S. financial system, the Federal Reserve (Fed) took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. At the same time, the Fed launched new liquidity-enhancing measures and relaxed its collateral standards.

The Fed also continued to pursue its “more-traditional” monetary policies in an attempt to avert an economic recession, cutting the fed funds target rate by 250 basis points (bps) during the period.

The Bank of England took a milder approach, cutting interest rates by 75 bps in the six months, from 5.75% to 5.00%. Nevertheless, the nation’s debt bubble remained on the verge of deflating due to falling housing prices and cash-flow-constrained households already pummeled by an overly tight monetary policy.

ECB, Bank of Japan keep rates steady

The Fed’s aggressive response was in stark contrast to that of the ECB, which kept interest rates at 4%. Meanwhile, the Bank of Japan finally appointed a new governor, who acknowledged the difficulties facing the country’s economy. The bank’s overnight call rate remained at 0.5%, where it has been since February 2007. In its April report, the bank lowered its outlook for growth and withdrew its longstanding goal of gradually raising interest rates.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2008        JPMORGAN INTERNATIONAL FUNDS   1

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 93.4% (l)
	Collateralized Mortgage Obligations — 3.7%
	Non-Agency CMO — 3.7%
	Countrywide Alternative Loan Trust,
88	Series 2006-29T1, Class 2A5, 6.00%, 10/25/36 (i)	82
87	Series 2006-J5, Class 1A1, 6.50%, 09/25/36 (i)	73
69	Indymac Index Mortgage Loan Trust, Series 2006-AR6, Class 2A1A, FRN, 3.10%, 08/25/23 (i)	54
	Total Collateralized Mortgage Obligations (Cost $245)	209
	Corporate Bonds — 17.6%
	Cayman Islands — 0.4%
35	XL Capital Ltd., 6.50%, 04/15/17 (x)	24
	Denmark — 4.1%
EUR 150	Nykredit Realkredit A/S, 4.00%, 01/01/12	231
	France — 0.4%
EUR 17	Gecina S.A., 4.88%, 01/25/12	24
	Germany — 1.0%
EUR 20	Bayer AG, VAR, 5.00%, 07/29/15	28
EUR 20	Henkel KGaA, VAR, 5.38%, 11/25/15	28
		56
	Iceland — 0.4%
EUR 25	Kaupthing Bank HF, 5.90%, 06/30/14 (x)	24
	Netherlands — 3.9%
JPY 17,000	Bank Nederlandse Gemeenten, 1.85%, 11/07/16	165
EUR 15	Linde Finance BV, VAR, 7.38%, 07/14/16	24
GBP 15	Siemens Financieringsmaatschappij N.V., VAR, 6.13%, 09/14/16	27
		216
	United Kingdom — 4.5%
GBP 125	Network Rail MTN Finance plc, 4.88%, 03/06/09	248
	United States — 2.9%
EUR 30	CL Capital Trust I, 7.05%, 04/26/12 (x)	47
EUR 25	Deutsche Bank Capital Trust IV, 5.33%, 09/19/13 (x)	36
EUR 25	Goldman Sachs Group, Inc. (The),
	4.00%, 02/02/15	35
25	Lincoln National Corp.,
	VAR, 7.00%, 05/17/16	23
25	Wachovia Capital Trust III,
	5.80%, 03/15/11 (x)	20
		161
	Total Corporate Bonds (Cost $934)	984
	Foreign Government Securities — 68.2%
	Australia — 0.5%
AUD 33	New South Wales Treasury Corp., 5.50%, 03/01/17	28
	Belgium — 2.7%
EUR 100	Government of Belgium, 4.00%, 03/28/18	151
	Canada — 3.5%
CAD 92	Canada Housing Trust No. 1, 4.55%, 12/15/12 (e)	95
	Government of Canada,
CAD 40	4.00%, 06/01/16	41
CAD 50	5.75%, 06/01/33	62
		198
	France — 9.6%
	Government of France,
EUR 119	3.25%, 04/25/16	174
EUR 120	4.00%, 04/25/09	187
EUR 114	4.75%, 04/25/35	178
		539
	Germany — 11.0%
	Bundesrepublik Deutschland,
EUR 20	3.50%, 01/04/16	30
EUR 295	4.25%, 01/04/14	468
EUR 67	5.50%, 01/04/31	117
		615
	Greece — 1.9%
EUR 60	Government of Greece, 5.90%, 10/22/22	104
	Hungary — 1.3%
EUR 50	Republic of Hungary, 4.38%, 07/04/17	73
	Italy — 4.2%
	Buoni Poliennali Del Tesoro,
EUR 140	4.00%, 02/01/17	212
EUR 19	4.00%, 02/01/37	25
		237
	Japan — 19.3%
	Government of Japan,
JPY 41,000	1.20%, 03/20/12	396
JPY 20,000	1.30%, 03/20/15	193
JPY 5,000	1.40%, 03/10/18	48
JPY 11,000	1.70%, 12/20/16	108
JPY 10,000	1.70%, 09/20/17	98
JPY 10,000	2.10%, 09/20/24	97
JPY 15,000	2.10%, 12/20/26	142
		1,082

SEE NOTES TO FINANCIAL STATEMENTS.

2   JPMORGAN INTERNATIONAL FUNDS        APRIL 30, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued (l)
	Mexico — 0.3%
MXN 200	United Mexican States, 8.00%, 12/19/13	19
	Netherlands — 4.2%
EUR 150	Kingdom of Netherlands, 3.75%, 07/15/09	234
	Poland — 2.7%
	Government of Poland,
PLN 110	4.25%, 05/24/11	47
PLN 240	5.25%, 10/25/17	103
		150
	Spain — 1.8%
EUR 63	Kingdom of Spain, 5.40%, 07/30/11	102
	Sweden — 2.8%
SEK 870	Kingdom of Sweden, 5.50%, 10/08/12	154
	United Kingdom — 2.4%
	United Kingdom Treasury Gilt,
GBP 40	4.50%, 12/07/42	80
GBP 15	4.75%, 12/07/38	31
GBP 10	8.00%, 06/07/21	26
		137
	Total Foreign Government Securities (Cost $3,427)	3,823
	Supranational — 3.9%
	European Investment Bank,
GBP 30	4.75%, 06/06/12	59
EUR 100	5.63%, 10/15/10	161
	Total Supranational (Cost $196)	220
	Total Long-Term Investments (Cost $4,802)	5,236
Short-Term Investment — 0.7%
	U.S. Treasury Obligation — 0.7%
40	U.S. Treasury Bill, 2.92%, 06/12/08 (k) (n) (Cost $40)	40
	Total Investments — 94.1% (Cost $4,842)	5,276
	Other Assets in Excess of Liabilities — 5.9%	328
	NET ASSETS — 100.0%	$5,604

Percentages indicated are based on net assets.

Portfolio Composition By Security Type*

Foreign Government Securities	72.5%
Corporate Bonds	18.6
Collateralized Mortgage Obligations	4.0
Supranational	4.2
Short-Term Investment	0.7

Portfolio Composition By Country*

Japan	20.5%
Germany	12.7
France	10.7
Netherlands	8.5
United Kingdom	7.3
United States	7.8
Italy	4.5
Denmark	4.4
Supranational	4.2
Canada	3.7
Sweden	2.9
Belgium	2.9
Poland	2.8
Greece	2.0
Spain	1.9
Hungary	1.4
Others (each less than 1.0%)	1.8

*	Percentages indicated are based upon total investments as of April 30, 2008. The Fund’s composition is subject to change.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL FUNDS   3

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except for number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
5	2 Year U.S. Treasury Note	June, 2008	1,063	(9)
5	Euro-Bobl	June, 2008	850	(22)
9	Euro-Schatz	June, 2008	1,459	(14)
4	Eurodollar	September, 2008	973	2
4	90 Day Sterling	December, 2008	942	(6)
	Short Futures Outstanding
(9)	5 Year U.S. Treasury Note	June, 2008	(1,008)	3
(1)	Euro-Bund	June, 2008	(178)	2
(4)	Eurodollar	June, 2008	(973)	(2)
				(46)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/08		NET UNREALIZED APPRECIATION (DEPRECIATION)
12,304	AUD	05/21/08	12		12		—	(h)
85,748	AUD	06/26/08	79		80		1
12,521	AUD for
1,159,020	JPY	06/26/08	11	#	12	#	1
9,869	CAD	06/26/08	10		10		—	(h)
9,053	CAD for
5,730	EUR	05/21/08	9	#	9	#	—	(h)
9,808	CAD for
991,981	JPY	06/26/08	10	#	10	#	—	(h)
53,267	CAD for
276,391	NOK	06/26/08	54	#	53	#	(1)
7,016	CHF	05/21/08	7		7		—	(h)
75,587	CHF	06/26/08	75		73		(2)
190,450	DKK	06/26/08	40		40		—	(h)
12,857	EUR	05/21/08	20		20		—	(h)
5,776	EUR	06/26/08	9		9		—	(h)
7,253	EUR for
12,453	AUD	05/21/08	12	#	12	#	—	(h)
6,916	EUR for
10,974	CAD	06/26/08	11	#	11	#	—	(h)
49,116	EUR for
76,802	CHF	06/26/08	74	#	76	#	2
25,895	EUR for
4,021,684	JPY	06/26/08	39	#	40	#	1
18,425	EUR for
64,561	PLN	06/26/08	29	#	29	#	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INTERNATIONAL FUNDS        APRIL 30, 2008

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/08		NET UNREALIZED APPRECIATION (DEPRECIATION)
72,374	EUR for
673,931	SEK	05/21/08	113	#	113	#	—	(h)
56,437	GBP	05/21/08	111		112		1
27,455	GBP for
35,882	EUR	06/26/08	56	#	54	#	(2)
5,060	GBP for
1,031,495	JPY	05/21/08	10	#	10	#	—	(h)
27,889	GBP for
288,498	NOK	06/26/08	56	#	55	#	(1)
742,117	JPY	05/21/08	7		7		—	(h)
57,757,376	JPY	06/26/08	576		557		(19)
7,458,372	JPY for
80,005	AUD	06/26/08	75	#	72	#	(3)
2,164,098	JPY for
13,610	EUR	05/21/08	21	#	21	#	—	(h)
2,476,687	JPY for
16,111	EUR	06/26/08	25	#	24	#	(1)
1,642,136	JPY for
8,349	GBP	06/26/08	17	#	16	#	(1)
88,191	MXN	06/26/08	8		8		—	(h)
109,116	NOK	05/21/08	22		22		—	(h)
1,654,453	NOK	06/26/08	319		323		4
45,984	SEK	05/21/08	8		8		—	(h)
1,085,617	SEK	06/26/08	178		181		3
78,844	SEK for
8,386	EUR	06/26/08	13	#	13	#	—	(h)
62,509	SEK for
5,075	GBP	06/26/08	10	#	10	#	—	(h)
74,641	SEK for
1,214,588	JPY	06/26/08	12	#	13	#	1
19,246	SGD	06/26/08	14		14		—	(h)
1,739,267	ZAR	06/26/08	218		227		9
			2,370		2,363		(7)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL FUNDS   5

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
10,101	AUD	05/21/08	10	10	— (h)
21,677	AUD	06/26/08	20	21	(1)
6,206	CAD	06/26/08	6	6	— (h)
47,323	EUR	05/21/08	75	74	1
391,651	EUR	06/26/08	607	610	(3)
98,024	GBP	06/26/08	197	194	3
8,301,941	JPY	06/26/08	83	80	3
66,621	NOK	06/26/08	13	13	— (h)
186,585	PLN	06/26/08	82	84	(2)
1,600,212	ZAR	06/26/08	199	209	(10)
			1,292	1,301	(9)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/08 of the currency being sold and the value at 04/30/08 is the U.S. Dollar market value of the currency being purchased.

ABBREVIATIONS AND DEFINITIONS:

AUD—	Australian Dollar

CAD—	Canadian Dollar

CHF—	Swiss Franc

DKK—	Danish Krone

EUR—	Euro

FRN—	Floating Rate Note. The interest rate shown is the rate in effect as of April 30, 2008.

GBP—	British Pound

JPY—	Japanese Yen

MXN—	Mexican Peso

NOK—	Norwegian Krone

PLN—	Polish Zloty

SEK—	Swedish Krona

SGD—	Singapore Dollar

VAR—	Variable Rate Note. The interest rate shown is the rate in effect as of April 30, 2008.

ZAR—	South African Rand

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	All or a portion of these securities are reserved for current or potential holdings with the custodian for forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INTERNATIONAL FUNDS        APRIL 30, 2008

STATEMENT OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	International Currency Income Fund
ASSETS:
Investments in non-affiliates, at value	$5,276
Cash	279
Foreign currency, at value	177
Receivables:
Investment securities sold	93
Interest and dividends	73
Tax reclaims	1
Variation margin on futures contracts	3
Unrealized appreciation on forward foreign currency exchange contracts	30
Due from Advisor	7
Total Assets	5,939

LIABILITIES:
Payables:
Investment securities purchased	190
Unrealized depreciation on forward foreign currency exchange contracts	46
Accrued liabilities:
Shareholder servicing fees	—	(b)
Distribution fees	—	(b)
Custodian and accounting fees	25
Trustees’ and Chief Compliance Officer’s fees	—	(b)
Other	74
Total Liabilities	335
Net Assets	$5,604
NET ASSETS:
Paid in capital	$5,143
Accumulated undistributed (distributions in excess of) net investment income	2
Accumulated net realized gains (losses)	85
Net unrealized appreciation (depreciation)	374
Total Net Assets	$5,604
Net Assets:
Class A	$224
Class C	222
Class R5	112
Select Class	5,046
Total	$5,604
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	20
Class C	20
Class R5	10
Select Class	463

Net Asset Value:
Class A — Redemption price per share	$10.90
Class C — Offering price per share (a)	10.88
Class R5 — Offering and redemption price per share	10.92
Select Class — Offering and redemption price per share	10.91
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$11.32

Cost of investments in non-affiliates	$4,842
Cost of foreign currency	177

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL FUNDS   7

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

International Currency Income Fund
INVESTMENT INCOME:
Interest income	$110

EXPENSES:
Investment advisory fees	15
Administration fees	3
Distribution fees:
Class A	— (a)
Class C	1
Shareholder servicing fees:
Class A	— (a)
Class C	— (a)
Class R5	— (a)
Select Class	6
Custodian and accounting fees	13
Professional fees	48
Trustees’ and Chief Compliance Officer’s fees	— (a)
Printing and mailing costs	13
Registration and filing fees	1
Transfer agent fees	7
Other	1
Total expenses	108
Less amounts waived	(21)
Less expense reimbursements	(60)
Net expenses	27
Net investment income (loss)	83

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(16)
Futures	(13)
Foreign currency transactions	138
Net realized gain (loss)	109
Change in net unrealized appreciation (depreciation) of:
Investments	143
Futures	(49)
Foreign currency translations	(8)
Change in net unrealized appreciation (depreciation)	86
Net realized/unrealized gains (losses)	195
Change in net assets resulting from operations	$278

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INTERNATIONAL FUNDS        APRIL 30, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Currency Income Fund
	Six Months Ended 4/30/2008 (Unaudited)	Period Ended 10/31/2007 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$83	$100
Net realized gain (loss)	109	(62)
Change in net unrealized appreciation (depreciation)	86	288
Change in net assets resulting from operations	278	326

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4)	(1)
Class C
From net investment income	(4)	(1)
Class R5
From net investment income	(2)	(1)
Select Class
From net investment income	(102)	(28)
Total distributions to shareholders	(112)	(31)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	112	5,031

NET ASSETS:
Change in net assets	278	5,326
Beginning of period	5,326	—
End of period	$5,604	$5,326
Accumulated undistributed (distributions in excess of) net investment income	$2	$31

(a)	Commencement of operations was March 30, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL FUNDS   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Currency Income Fund
	Six Months Ended 4/30/2008 (Unaudited)		Period Ended 10/31/2007 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—		$200
Dividends and distributions reinvested	4		1
Change in net assets from Class A capital transactions	$4		$201
Class C
Proceeds from shares issued	$—		$200
Dividends and distributions reinvested	4		1
Change in net assets from Class C capital transactions	$4		$201
Class R5
Proceeds from shares issued	$—		$100
Dividends and distributions reinvested	2		1
Change in net assets from Class R5 capital transactions	$2		$101
Select Class
Proceeds from shares issued	$—		$4,500
Dividends and distributions reinvested	102		28
Change in net assets from Select Class capital transactions	$102		$4,528

Total change in net assets from capital transactions	$112		$5,031

SHARE TRANSACTIONS:
Class A
Issued	—		20
Reinvested	—	(b)	—	(b)
Change in Class A Shares	—	(b)	20
Class C
Issued	—		20
Reinvested	—	(b)	—	(b)
Change in Class C Shares	—	(b)	20
Class R5
Issued	—		10
Reinvested	—	(b)	—	(b)
Change in Class R5 Shares	—	(b)	10
Select Class
Issued	—		450
Reinvested	10		3
Change in Select Class Shares	10		453

(a)	Commencement of operations was March 30, 2007.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INTERNATIONAL FUNDS        APRIL 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2008        JPMORGAN INTERNATIONAL FUNDS   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
	Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
International Currency Income Fund
Class A
Six Months Ended April 30, 2008 (Unaudited)	$10.58	$0.15	$0.38	$0.53	$(0.21)	$10.90
March 30, 2007 (e) through October 31, 2007	10.00	0.19	0.45	0.64	(0.06)	10.58

Class C
Six Months Ended April 30, 2008 (Unaudited)	10.56	0.12	0.38	0.50	(0.18)	10.88
March 30, 2007 (e) through October 31, 2007	10.00	0.16	0.45	0.61	(0.05)	10.56

Class R5
Six Months Ended April 30, 2008 (Unaudited)	10.59	0.17	0.39	0.56	(0.23)	10.92
March 30, 2007 (e) through October 31, 2007	10.00	0.21	0.45	0.66	(0.07)	10.59

Select Class
Six Months Ended April 30, 2008 (Unaudited)	10.59	0.17	0.37	0.54	(0.22)	10.91
March 30, 2007 (e) through October 31, 2007	10.00	0.20	0.45	0.65	(0.06)	10.59

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INTERNATIONAL FUNDS        APRIL 30, 2008

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

5.04%	$224	1.18%	2.84%	4.16%	40%
6.43	213	1.25	3.16	7.55	56

4.77	222	1.75	2.27	4.66	40
6.10	212	1.75	2.66	8.05	56

5.36	112	0.80	3.22	3.71	40
6.64	107	0.80	3.61	7.10	56

5.17	5,046	0.93	3.09	3.91	40
6.60	4,794	1.00	3.41	7.30	56

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL FUNDS   13

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
International Currency Income Fund	Class A, Class C, Class R5 and Select Class

The Fund commenced operations on March 30, 2007. Currently the Fund is not publicly offered for investment.

Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives shall generally be valued each day by third party broker-dealers or counterparties or by independent or affiliated pricing services approved by the Board of Trustees. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B.  Restricted and Illiquid Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of April 30, 2008 (amounts in thousands):

Value	Percentage
$209	3.7%

14   JPMORGAN INTERNATIONAL FUNDS        APRIL 30, 2008

C.  Futures Contracts — The Fund may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Fund realizes a gain or loss.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to investments. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of April 30, 2008, the Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

D.  Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

E.  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund’s exposure to foreign currency exchange fluctuations. The Fund may also enter into non-deliverable forwards (obligations to deliver in U.S. dollars the difference between the prevailing market rate for the reference currency and the agreed upon exchange rate). The Fund may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains to the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of April 30, 2008, the Fund had outstanding forward foreign currency exchange contracts as listed on its Schedule of Portfolio Investments.

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

G.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

APRIL 30, 2008        JPMORGAN INTERNATIONAL FUNDS   15

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

H.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

I. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

K. Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

L. Recent Accounting Pronouncements — In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.55% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Fund in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

For the six months ended April 30, 2008, there were no waivers/reimbursements resulting from investments in the money market funds.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2008, the annualized effective rate was 0.10% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2008, the Distributor did not retain any fees.

16   JPMORGAN INTERNATIONAL FUNDS        APRIL 30, 2008

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A		Class C	Class R5	Select Class
1.10	%*	1.75%	0.80%	0.85	%**

*	Prior to February 29, 2008, the contractual expense limitation was 1.25%.

**	Prior to February 29, 2008, the contractual expense limitation was 1.00%.

The contractual expense limitation agreements were in effect for the six months ended April 30, 2008. The expense limitation percentages in the table above are in place until at least February 28, 2009.

For the six months ended April 30, 2008, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$15	$3	$3	$21	$60

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2008, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended April 30, 2008, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

APRIL 30, 2008        JPMORGAN INTERNATIONAL FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

4. Investment Transactions

During the six months ended April 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$2,059	$2,051

During the six months ended April 30, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2008, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$4,842	$502	$68	$434

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2008, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor. From time to time, the Fund’s investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2008, substantially all of the Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2008, the Fund invested approximately 20.5% of its total investments in Japan.

18   JPMORGAN INTERNATIONAL FUNDS        APRIL 30, 2008

The ability of the issuers of debt, asset-backed and mortgage-backed securities, including sub-prime securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

8. Subsequent Event

JPMorgan Chase & Co. announced on May 31, 2008 that it completed its acquisition of The Bear Stearns Companies Inc. on May 30, 2008.

APRIL 30, 2008        JPMORGAN INTERNATIONAL FUNDS   19

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2007, and continued to hold your shares at the end of the reporting period, April 30, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2007	Ending Account Value, April 30, 2008	Expenses Paid During November 1, 2007 to April 30, 2008*	Annualized Expense Ratio
International Currency Income Fund
Class A
Actual	$1,000.00	$1,050.40	$6.02	1.18%
Hypothetical	1,000.00	1,019.00	5.92	1.18
Class C
Actual	1,000.00	1,047.70	8.91	1.75
Hypothetical	1,000.00	1,016.16	8.77	1.75
Class R5
Actual	1,000.00	1,053.60	4.08	0.80
Hypothetical	1,000.00	1,020.89	4.02	0.80
Select Class
Actual	1,000.00	1,051.70	4.74	0.93
Hypothetical	1,000.00	1,020.24	4.67	0.93

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

20   JPMORGAN INTERNATIONAL FUNDS        APRIL 30, 2008

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. April 2008.	SAN-INTLCUR-408

SEMI-ANNUAL REPORT
SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED)

JPMorgan Funds

International

Equity

Funds

JPMorgan Global Focus Fund

CONTENTS

President’s Letter	1
Schedule of Portfolio Investments	2
Financial Statements	8
Financial Highlights	14
Notes to Financial Statements	16
Schedule of Shareholder Expenses	21

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 12, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this semi-annual report for the JPMorgan Global Focus Fund. Inside, you’ll find information detailing the performance of the fund for the six-month period ended April 30, 2008.

“The slowing economy, soaring commodity prices, weak U.S. and U.K. housing markets, and the U.S. sub-prime mortgage market and ensuing credit crises stifled stock market performance.”

Credit problems fuel market volatility, losses

The slowing economy, soaring commodity prices, weak U.S. and U.K. housing markets, and the U.S. sub-prime mortgage market and ensuing credit crises stifled stock market performance, igniting a widespread market correction. As these problems grew, volatility increased. Market liquidity shrank, and investors generally shunned riskier assets.

Across the board, stock returns were negative for the six-month period. In the U.S., the S&P 500 Index returned –9.64% for the period. Developed international markets, as measured by the MSCI EAFE Index, returned –9.21%, while the MSCI Emerging Markets Index returned –10.29%.

The U.K. stock market outperformed Continental European markets in local currency terms, reflecting the market’s defensive composition and expectations of further rate cuts. Continental European stocks struggled, as rhetoric from the European Central Bank (ECB) became more hawkish. Although euro-zone inflation increased, forecasts for 2008 gross domestic product growth fell, leading to fears of stagflation (stalled growth and rising inflation).

Japanese stocks restored their correlation with European and U.S. stocks. The challenging period included strong appreciation of the yen versus the dollar, lackluster corporate earnings and a downgrade of economic prospects by the Bank of Japan.

Global emerging markets fell along with developed markets, but their strong showing in 2007 offset some of the decline for the six-month period. Mounting fears that weakness in the G7 economies would lead to a downturn in exports, together with negative global investor sentiment, accounted for the asset class’s weakness in the second half of the period. High commodity prices were a mixed blessing, depending on each country’s circumstances.

U.S. Fed, Bank of England cut rates

Concerned about ramifications for the entire U.S. financial system, the Federal Reserve (Fed) took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. At the same time, the Fed launched new liquidity-enhancing measures and relaxed its collateral standards.

The Fed also continued to pursue its “more-traditional” monetary policies in an attempt to avert an economic recession, cutting the fed funds target rate by 250 basis points (bps) during the period.

The Bank of England took a milder approach, cutting interest rates by 75 bps in the six months, from 5.75% to 5.00%. Nevertheless, the nation’s debt bubble remained on the verge of deflating due to falling housing prices and cash-flow-constrained households already pummeled by an overly tight monetary policy.

ECB, Bank of Japan keep rates steady

The Fed’s aggressive response was in stark contrast to that of the ECB. Despite the ECB’s inflation worries, which kept interest rates at 4%, the risks to growth may be greater. The euro’s recent ascent to an all-time high could be problematic, which would be exacerbated if the euro zone’s main trading partners continue to cut rates.

The Bank of Japan finally appointed a new governor, who acknowledged the difficulties facing the country’s economy. The bank’s overnight call rate remained at 0.5%, where it has been since February 2007. In its April report, the bank lowered its outlook for growth and withdrew its longstanding goal of gradually raising interest rates.

Stocks rebound in April

The Fed’s aggressive responses to slowing economic growth and the mounting credit crisis helped provide stability to jittery global markets. In the wake of the Fed’s unprecedented actions in March, stocks throughout the world rebounded nicely in April. The MSCI EAFE Index advanced 5.54% for the month, while the MSCI Emerging Markets Index gained 8.09%. The S&P 500 Index advanced 4.9% while small-cap stocks, represented by the Russell 2000 Index, earned less than the broader market, returning 4.2%.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   1

JPMorgan Global Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.4% (l)
		Common Stocks — 95.4%
		Australia — 3.2%
20		International Ferro Metals Ltd. (a)	59
1		Macquarie Group Ltd.	32
			91
		Austria — 1.9%
1		Intercell AG (a)	55
		China — 0.7%
20		Belle International Holdings Ltd.	21
		Cyprus — 1.0%
3		Marfin Popular Bank Public Co., Ltd. (a)	29
		Denmark — 1.0%
—	(h)	Carlsberg A/S, Class B	29
		Finland — 1.4%
1		Nokia OYJ	39
		France — 9.8%
—	(h)	Alstom	40
—	(h)	Cie Generale de Geophysique-Veritas (a)	21
2		Rhodia S.A. (a)	36
—	(h)	Societe Generale	52
1		Sodexo	54
—	(h)	Suez S.A.	29
1		Vivendi (a)	43
			275
		Germany — 5.3%
1		Bayer AG	43
—	(h)	E.ON AG	30
1		Lanxess AG	46
—	(h)	Wincor Nixdorf AG	29
			148
		Greece — 2.7%
4		Corinth Pipeworks S.A. (a)	26
3		Sidenor Steel Products Manufacturing Co. S.A.	49
			75
		Hong Kong — 1.7%
20		Agile Property Holdings Ltd.	28
6		Hengan International Group Co. Ltd.	21
			49
		Israel — 1.7%
5		Makhteshim-Agan Industries Ltd.	47
		Japan — 9.3%
1		Elpida Memory, Inc. (a)	29
—	(h)	Japan Tobacco, Inc.	34
1		Mitsubishi Corp.	29
—	(h)	Nintendo Co., Ltd.	55
5		Nippon Sheet Glass Co., Ltd.	23
—	(h)	ORIX Corp.	25
1		Toyota Motor Corp.	67
			262
		Netherlands — 3.9%
1		ING Groep N.V. CVA	55
2		Koninklijke KPN N.V.	30
3		Vimetco N.V. GDR (a)	25
			110
		Pakistan — 0.1%
—	(h)	United Bank Ltd. GDR	3
		Panama — 1.6%
1		Willbros Group, Inc. (a)	46
		Russia — 0.8%
1		Magnitogorsk Iron & Steel Works GDR	22
		Spain — 1.7%
2		Banco Santander S.A.	47
		Switzerland — 4.0%
—	(h)	Nestle S.A.	63
—	(h)	Roche Holding AG	50
			113
		Taiwan — 1.1%
1		Chunghwa Telecom Co., Ltd. ADR	32
		United Arab Emirates — 0.7%
2		Lamprell plc	19
		United Kingdom — 9.5%
10		Afren plc (a)	31
9		Aricom plc (a)	15
2		Cadbury Schweppes plc	22
2		Cookson Group plc	22
2		Hikma Pharmaceuticals plc	17
1		Imperial Tobacco Group plc	34
5		International Power plc	47
6		TUI Travel plc	29
16		Vodafone Group plc	51
			268
		United States — 32.3%
—	(h)	Apache Corp.	49
2		Bank of America Corp.	71
—	(h)	Celgene Corp. (a)	25
2		Cisco Systems, Inc. (a)	53

SEE NOTES TO FINANCIAL STATEMENTS.

2   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Common Stocks — Continued
		United States — Continued
1		Corning, Inc.	31
—	(h)	CR Bard, Inc.	28
—	(h)	Edison International	19
—	(h)	FirstEnergy Corp.	20
2		General Electric Co.	60
1		General Mills, Inc.	37
—	(h)	Goldman Sachs Group, Inc. (The)	32
1		Merck & Co., Inc.	34
2		News Corp., Class B	40
1		Norfolk Southern Corp.	56
—	(h)	Occidental Petroleum Corp.	23
—	(h)	PACCAR, Inc.	21
1		Paychex, Inc.	22
1		Quanta Services, Inc. (a)	26
1		Safeway, Inc.	32
—	(h)	Schlumberger Ltd. (a)	43
1		Staples, Inc.	28
1		SYSCO Corp.	30
—	(h)	United Technologies Corp.	36
1		Verizon Communications, Inc.	38
1		Wachovia Corp.	19
1		Walt Disney Co. (The)	37
			910
		Total Long-Term Investments (Cost $2,608)	2,690

PRINCIPAL AMOUNT($)
Short-Term Investment — 0.7%
	U.S. Treasury Obligation — 0.7%
	United States — 0.7%
20	U.S. Treasury Bill, 2.62%, 06/12/08 (k) (n) (Cost $20)	20
	Total Investments — 96.1% (Cost $2,628)	2,710
	Other Assets in Excess of Liabilities — 3.9%	111
	NET ASSETS — 100.0%	$2,821

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Metals & Mining	7.2%
Chemicals	6.4
Commercial Banks	5.6
Energy Equipment & Services	4.8
Diversified Financial Services	4.6
Communications Equipment	4.5
Food Products	4.5
Media	4.4
Oil, Gas & Consumable Fuels	3.8
Pharmaceuticals	3.7
Diversified Telecommunication Services	3.7
Hotels, Restaurants & Leisure	3.1
Industrial Conglomerates	3.0
Biotechnology	3.0
Electric Utilities	2.6
Tobacco	2.5
Automobiles	2.4
Capital Markets	2.4
Food & Staples Retailing	2.3
Road & Rail	2.0
Software	2.0
Wireless Telecommunication Services	1.9
Specialty Retail	1.8
Independent Power Producers & Energy Traders	1.7
Electrical Equipment	1.5
Aerospace & Defense	1.3
Semiconductors & Semiconductor Equipment	1.1
Multi-Utilities	1.1
Computers & Peripherals	1.1
Trading Companies & Distributors	1.1
Beverages	1.0
Health Care Equipment & Supplies	1.0
Real Estate Management & Development	1.0
Construction & Engineering	1.0
Others (each less than 1.0%)	4.9

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   3

JPMorgan Global Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

Portfolio Composition by Country*

United States	34.3%
France	10.1
United Kingdom	9.9
Japan	9.7
Germany	5.5
Switzerland	4.2
Netherlands	4.0
Australia	3.4
Greece	2.8
Austria	2.0
Hong Kong	1.8
Israel	1.7
Spain	1.7
Panama	1.7
Finland	1.4
Taiwan	1.2
Cyprus	1.1
Denmark	1.1
Others (each less than 1.0%)	2.4

*	Percentages indicated are based upon total investments as of April 30, 2008. The Fund’s composition is subject to change.

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	E-mini S&P 500 Index	June, 2008	$139	$7

Forward Foreign Currency Exchange Contracts

(Amounts in thousands, except number of contracts)

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/08		NET UNREALIZED APPRECIATION (DEPRECIATION)
13,283	DKK
1,781	for EUR	06/10/08	$3	#	$3	#	$—	(h)
23,640	SGD
10,995	for EUR	06/10/08	17	#	17	#	—	(h)
106,835	HKD
6,986	for GBP	06/10/08	14	#	14	#	—	(h)
73,725	AUD	06/10/08	68		69		1
124,150	CAD	06/10/08	126		123		(3)
55,041	CHF	06/10/08	53		53		—	(h)
148,966	EUR	06/10/08	231		232		1
87,296	GBP	06/10/08	173		173		—	(h)
411,022	HKD	06/10/08	53		53		—	(h)
20,911,151	JPY	06/10/08	207		202		(5)
160,191	NOK	06/10/08	31		31		—	(h)
327,088	SEK	06/10/08	53		54		1
97,714	SGD	06/10/08	71		72		1
			$1,100		$1,096		$(4)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/08 of the currency being sold, and the value at 04/30/08 is the U.S. Dollar market value of the currency being purchased.

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
80,798	CHF	06/10/08	$80	$78	$2
95,987	DKK	06/10/08	20	20	—	(h)
305,739	EUR	06/10/08	470	477	(7)
95,798	GBP	06/10/08	190	190	—	(h)
803,203	HKD	06/10/08	103	103	—	(h)
18,076,993	JPY	06/10/08	174	174	—	(h)
59,235	NOK	06/10/08	11	11	—	(h)
130,560	SEK	06/10/08	22	22	—	(h)
98,837	SGD	06/10/08	71	73	(2)
			$1,141	$1,148	$(7)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   5

JPMorgan Global Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

ABBREVIATIONS AND DEFINITIONS:

ADR	— American Depositary Receipt

AUD	— Australian Dollar

CAD	— Canadian Dollar

CHF	— Swiss Franc

CVA	— Dutch Certification

DKK	— Danish Krone

EUR	— Euro

GBP	— British Pound

GDR	— Global Depositary Receipt

HKD	— Hong Kong Dollar

JPY	— Japanese Yen

NOK	— Norwegian Krone

SEK	— Swedish Krona

SGD	— Singapore Dollar

(a)	— Non-income producing security.

(h)	— Amount rounds to less than one thousand (shares or dollars).

(k)	— Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for future contracts.

(l)	— All or a portion of these securities are reserved for current or potential holdings with the custodian for forward foreign currency contracts.

(n)	— The rate shown is the effective yield at the date of purchase.

The value and percentage of the investments that apply the fair valuation policy for the international investments as described in Note 2A are approximately $1,702,000 and 62.8%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	Global Focus Fund
ASSETS:
Investments in non-affiliates, at value	$2,710
Cash	214
Foreign currency, at value	11
Receivables:
Investment securities sold	95
Interest and dividends	7
Tax reclaims	2
Unrealized appreciation on forward foreign currency exchange contracts	6
Due from Advisor	10
Total Assets	3,055

LIABILITIES:
Payables:
Investment securities purchased	120
Variation margin on futures contracts	1
Unrealized depreciation on forward foreign currency exchange contracts	17
Accrued liabilities:
Shareholder servicing fees	1
Distribution fees	—	(b)
Custodian and accounting fees	32
Trustees’ and Chief Compliance Officer’s fees	—	(b)
Other	63
Total Liabilities	234
Net Assets	$2,821

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

Global Focus Fund
NET ASSETS:
Paid in capital	$3,083
Accumulated undistributed (distributions in excess of) net investment income	12
Accumulated net realized gains (losses)	(352)
Net unrealized appreciation (depreciation)	78
Total Net Assets	$2,821

Net Assets:
Class A	$188
Class C	187
Class R5	94
Select Class	2,352
Total	$2,821

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	14
Class C	14
Class R5	7
Select Class	171

Net Asset Value:
Class A — Redemption price per share	$13.71
Class C — Offering price per share (a)	13.65
Class R5 — Offering and redemption price per share	13.73
Select Class — Offering and redemption price per share	13.72
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$14.47

Cost of investments in non-affiliates	$2,628
Cost of foreign currency	11

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   9

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

Global Focus Fund
INVESTMENT INCOME:
Dividend income	$31
Interest income	2
Foreign taxes withheld	(2)
Total investment income	31

EXPENSES:
Investment advisory fees	12
Administration fees	1
Distribution fees:
Class A	— (a)
Class C	1
Shareholder servicing fees:
Class A	— (a)
Class C	— (a)
Class R5	— (a)
Select Class	3
Custodian and accounting fees	34
Professional fees	35
Trustees’ and Chief Compliance Officer’s fees	— (a)
Printing and mailing costs	12
Registration and filing fees	— (a)
Transfer agent fees	7
Other	1
Total expenses	106
Less amounts waived	(14)
Less expense reimbursements	(74)
Net expenses	18
Net investment income (loss)	13

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(299)
Futures	(17)
Foreign currency transactions	(21)
Net realized gain (loss)	(337)
Change in net unrealized appreciation (depreciation) of:
Investments	(171)
Futures	7
Foreign currency translations	(7)
Change in net unrealized appreciation (depreciation)	(171)
Net realized/unrealized gains (losses)	(508)
Change in net assets resulting from operations	$(495)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Global Focus Fund
	Six Months Ended 4/30/2008 (Unaudited)	Period Ended 10/31/2007 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13	$18
Net realized gain (loss)	(337)	49
Change in net unrealized appreciation (depreciation)	(171)	249
Change in net assets resulting from operations	(495)	316

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	— (b)	—
From net realized gains	(5)	—
Class C
From net investment income	—	—
From net realized gains	(5)	—
Class R5
From net investment income	(1)	—
From net realized gains	(2)	—
Select Class
From net investment income	(9)	—
From net realized gains	(62)	—
Total distributions to shareholders	(84)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	84	3,000

NET ASSETS:
Change in net assets	(495)	3,316
Beginning of period	3,316	—
End of period	$2,821	$3,316
Accumulated undistributed (distributions in excess of) net investment income	$12	$9

(a)	Commencement of operations was March 30, 2007.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   11

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Focus Fund
	Six Months Ended 4/30/2008 (Unaudited)		Period Ended 10/31/2007 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—		$200
Dividends and distributions reinvested	5		—
Change in net assets from Class A capital transactions	$5		$200
Class C
Proceeds from shares issued	$—		$200
Dividends and distributions reinvested	5		—
Change in net assets from Class C capital transactions	$5		$200
Class R5
Proceeds from shares issued	$—		$100
Dividends and distributions reinvested	3		—
Change in net assets from Class R5 capital transactions	$3		$100
Select Class
Proceeds from shares issued	$—		$2,500
Dividends and distributions reinvested	71		—
Change in net assets from Select Class capital transactions	$71		$2,500
Total change in net assets from capital transactions	$84		$3,000

SHARE TRANSACTIONS:
Class A
Issued	—		13
Reinvested	1		—
Change in Class A Shares	1		13
Class C
Issued	—		13
Reinvested	1		—
Change in Class C Shares	1		13
Class R5
Issued	—		7
Reinvested	—	(b)	—
Change in Class R5 Shares	—	(b)	7
Select Class
Issued	—		167
Reinvested	4		—
Change in Select Class Shares	4		167

(a)	Commencement of operations was March 30, 2007.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   13

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Class A
Six Months Ended April 30, 2008 (Unaudited)	$16.56	$0.05	$(2.51)	$(2.46)	$(0.02)	$(0.37)	$(0.39)
March 30, 2007(e) through October 31, 2007	15.00	0.07	1.49	1.56	—	—	—

Class C
Six Months Ended April 30, 2008 (Unaudited)	16.51	0.01	(2.50)	(2.49)	—	(0.37)	(0.37)
March 30, 2007(e) through October 31, 2007	15.00	0.03	1.48	1.51	—	—	—

Class R5
Six Months Ended April 30, 2008 (Unaudited)	16.60	0.08	(2.50)	(2.42)	(0.08)	(0.37)	(0.45)
March 30, 2007(e) through October 31, 2007	15.00	0.11	1.49	1.60	—	—	—

Select Class
Six Months Ended April 30, 2008 (Unaudited)	16.58	0.06	(2.50)	(2.44)	(0.05)	(0.37)	(0.42)
March 30, 2007(e) through October 31, 2007	15.00	0.10	1.48	1.58	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$13.71	(14.98)%	$188	1.45%	0.70%	7.60%	158%
16.56	10.40	221	1.45	0.80	11.93	135

13.65	(15.22)	187	1.95	0.19	8.10	158
16.51	10.07	220	1.95	0.30	12.43	135

13.73	(14.77)	94	1.00	1.15	7.14	158
16.60	10.67	111	1.00	1.25	11.48	135

13.72	(14.86)	2,352	1.20	0.95	7.35	158
16.58	10.53	2,764	1.20	1.05	11.68	135

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   15

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
Global Focus Fund	Class A, Class C, Class R5 and Select Class

The Fund commenced operations on March 30, 2007. Currently the Fund is not publicly offered for investment.

Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives shall generally be valued each day by third party broker-dealers or counterparties or by independent or affiliated pricing services approved by the Board of Trustees. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B. Futures Contracts — The Fund may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Fund realizes a gain or loss.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into

16   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to investments. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of April 30, 2008, the Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

C. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D. Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund’s exposure to foreign currency exchange fluctuations. The Fund may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains to the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of April 30, 2008, the Fund had outstanding forward foreign currency exchange contracts as listed on its Schedule of Portfolio Investments.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J. Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

K. Recent Accounting Pronouncements — In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.80% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Fund in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

For the six months ended April 30, 2008, the Fund did not invest in any money market funds.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2008, the annualized effective rate was 0.10% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2008, the Distributor did not retain any fees.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

18   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
1.45%	1.95%	1.00%	1.20%

The contractual expense limitation agreements were in effect for the six months ended April 30, 2008. The expense limitation percentages in the table above are in place until at least February 28, 2009.

For the six months ended April 30, 2008, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$12	$1	$1	$14	$74

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2008, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended April 30, 2008, the Fund incurred $20 in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$4,444	$4,524

During the six months ended April 30, 2008, there were no purchases or sales of U.S. Government securities.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2008, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,628	$174	$92	$82

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2008, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor. From time to time, the Fund’s investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2008, a majority of the Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2008, the Fund invested approximately 34.3% of its total investments in the United States.

8. Subsequent Event

JPMorgan Chase & Co. announced on May 31, 2008 that it completed its acquisition of The Bear Stearns Companies Inc. on May 30, 2008.

20   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2007, and continued to hold your shares at the end of the reporting period, April 30, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2007	Ending Account Value, April 30, 2008	Expenses Paid During November 1, 2007 to April 30, 2008*	Annualized Expense Ratio
Global Focus Fund
Class A
Actual	$1,000.00	$850.20	$6.67	1.45%
Hypothetical	1,000.00	1,017.65	7.27	1.45
Class C
Actual	1,000.00	847.80	8.96	1.95
Hypothetical	1,000.00	1,015.17	9.77	1.95
Class R5
Actual	1,000.00	852.30	4.61	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00
Select Class
Actual	1,000.00	851.40	5.52	1.20
Hypothetical	1,000.00	1,018.90	6.02	1.20

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   21

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. April 2008.	SAN-GLOBALFOC-408

SEMI-ANNUAL REPORT
 SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED)

JPMorgan Funds

SMA

Funds

JPMorgan International Value SMA Fund
JPMorgan Tax Aware Real Return SMA Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan International Value SMA Fund	2
JPMorgan Tax Aware Real Return SMA Fund	4
Schedules of Portfolio Investments	6
Financial Statements	10
Financial Highlights	14
Notes to Financial Statements	16
Schedule of Shareholder Expenses	20

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 12, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan SMA Funds. Inside, you’ll find information detailing the performance of the funds for the six-month period ended April 30, 2008, along with a report from the portfolio managers.

“The slowing economy, soaring commodity prices, weak U.S. and U.K. housing markets, and the U.S. sub-prime mortgage market and ensuing credit crises stifled stock market performance.”

Credit problems fuel market volatility, losses

The slowing economy, soaring commodity prices, weak U.S. and U.K. housing markets, and the U.S. sub-prime mortgage market and ensuing credit crises stifled stock market performance, igniting a widespread market correction. As these problems grew, volatility increased. Market liquidity shrank, and investors generally shunned riskier assets.

Across the board, stock returns were negative for the six month period. In the U.S., the S&P 500 Index returned –9.64% for the period. Developed international markets, as measured by the MSCI EAFE Index, returned –9.21%, while the MSCI Emerging Markets Index returned –10.29%.

The U.K. stock market outperformed Continental European markets in local currency terms, reflecting the market’s defensive composition and expectations of further rate cuts. Continental European stocks struggled, as rhetoric from the European Central Bank (ECB) became more hawkish. Although euro-zone inflation increased, forecasts for 2008 gross domestic product growth fell, leading to fears of stagflation (stalled growth and rising inflation).

Japanese stocks restored their correlation with European and U.S. stocks. The challenging period included strong appreciation of the yen versus the dollar, lackluster corporate earnings and a downgrade of economic prospects by the Bank of Japan.

Global emerging markets fell along with developed markets, but their strong showing in 2007 offset some of the decline for the six-month period. Mounting fears that weakness in the G7 economies would lead to a downturn in exports, together with negative global investor sentiment, accounted for the asset class’s weakness in the second half of the period. High commodity prices were a mixed blessing, depending on each country’s circumstances.

Forced selling disrupts muni market

Even the usually “quiet” municipal market could not escape the effects of the period’s credit crisis. A flood of supply hit the market, as several hedge funds and structured investment programs were forced to quickly sell their municipal bond holdings to meet their cash requirements. The supply outpaced market demand, sending prices tumbling. In addition, several monoline insurers disclosed their exposure to sub-prime mortgage debt, leading to credit-quality downgrades for a handful of muni bond insurers.

Fed shows its resolve

Concerned about ramifications for the entire U.S. financial system, the Federal Reserve (Fed) took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. At the same time, the Fed demonstrated its commitment to restoring liquidity to the U.S. financial system. It launched new funding facilities for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

The Fed also continued to pursue its “more traditional” monetary policies in an attempt to avert an economic recession. On the heels of a 50-bp cut to the fed funds target rate in September and a 25-bp cut in October, the Fed continued its easing campaign in December, lowering the rate by another 25 bps. On January 22, 2008, the Fed surprised most observers with a 75-bp rate cut prior to its next Federal Open Market Committee meeting, at which the Fed cut another 50 bps from its short-term rate. Additional rate cuts of 75 bps and 25 bps followed at its March and April meetings, respectively, leaving the fed funds target at 2.0%.

Central Bank sparks confidence

The Fed’s aggressive responses to slowing economic growth and the mounting credit crisis helped provide stability to jittery U.S. financial markets. In the wake of the Fed’s unprecedented actions in March, U.S. stocks rebounded nicely in April, with the S&P 500 Index returning 4.87%. In addition, fixed income credit spreads tightened and Treasury yields increased. Key data include the S&P/Case-Shiller Home Price Indexes, whose 20-city composite showed a 10.7% year-over-year drop in late March and, we believe, served as a stark reminder that declining property values — along with rising mortgage default rates — remained serious problems.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2008        JPMORGAN SMA FUNDS   1

JPMorgan International Value SMA Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	August 17, 2007
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$80,195
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Value SMA Fund, which seeks to provide high total return from a portfolio of foreign company equity securities,* returned –13.24%** for the six months ended April 30, 2008, compared to the –10.87% return for the MSCI EAFE Value Index over the same period.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where JPMorgan Investment Management Inc. (JPMIM) serves as the investment adviser or sub-advisor to the account with the separately managed account sponsor or directly with the client. The Fund represents only a portion of a separately managed account, and clients utilize the Fund to gain exposure to certain types of securities included in the strategies for the separately managed account. It is important to bear in mind that investments returns for these strategies are contingent upon the performance of the separately managed account — not just the performance of the Fund. Investors should understand that the fund is managed within the context of the separately managed account, and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, please keep in mind, the Fund performance shown does not reflect the effect of fees and expenses associated with a separately managed account nor a management fee or other operating expenses of the Fund. Your Financial Professional can discuss fees and expenses and the effect of such fees and expenses on performance with you in greater detail.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due, in part, to stock selection in the auto and consumer non-durables sectors. Regionally, Continental Europe was detrimental to returns. At the individual stock level, Marfin Popular Bank Co. Ltd., a Cyprus-based financial and banking institution, was a top detractor from performance. The company fell victim to weakness in the Greek and Cypriot markets as well as the general weak sentiment surrounding the banking sector.

On a more positive note, stock selection in the telecommunication and capital market/bank sectors helped returns. From a regional standpoint, Pacific ex-Japan contributed to performance. At the individual stock level, Singapore Telecommunications Ltd. was a top contributor. The company’s shares rose after it announced increased profits for its fiscal third quarter. The company posted strong sales due to user growth in India and Indonesia.

Q:	HOW WAS THE FUND MANAGED?

A:	Fundamental research is the cornerstone of the Fund. The Fund was managed by a highly experienced investment team, with approximately 60 career analysts comprising our global sector teams. Utilizing a proprietary dividend discount model, our analysts identify the most attractively valued stocks in each sector. Taking the names with the strongest characteristics, the portfolio manager and analysts then work closely together to pinpoint specific catalysts that will enable stocks to realize their inherent worth. The Fund was constructed on a bottom-up basis, investing in the most attractively valued names in each sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Muenchener Rueckversicherungs-Gesellschaft AG (Germany)	5.9%
2.	Vivendi (France)	5.9
3.	Japan Tobacco, Inc. (Japan)	5.6
4.	Daiwa Securities Group, Inc. (Japan)	5.0
5.	Compagnie Generale des Etablissements Michelin, Class B (France)	4.4
6.	Iberdrola S.A. (Spain)	4.3
7.	Makhteshim-Agan Industries Ltd. (Israel)	4.2
8.	Australia & New Zealand Banking Group Ltd. (Australia)	4.1
9.	Mitsubishi Electric Corp. (Japan)	4.1
10.	JFE Holdings, Inc. (Japan)	3.9

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	28.2%
France	16.4
United Kingdom	9.4
Germany	8.1
South Korea	6.5
Spain	4.3
Israel	4.2
Australia	4.1
Italy	3.4
Greece	3.4
Singapore	2.6
Sweden	2.5
China	2.2
Taiwan	2.1
Cyprus	2.0
Others (each less than 1.0%)	0.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2008. The Fund’s composition is subject to change.

2   JPMORGAN SMA FUNDS        APRIL 30, 2008

TOTAL RETURN AS OF APRIL 30, 2008

	INCEPTION DATE	SINCE INCEPTION
International Value SMA Fund	8/17/07	(4.80)%

LIFE OF FUND PERFORMANCE (8/17/07 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 17, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Value SMA Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from August 17, 2007 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally in the United Sates of America.

APRIL 30, 2008        JPMORGAN SMA FUNDS   3

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	May 31, 2007
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$4,342
Primary Benchmark	Lehman Brothers 1-10 Year U.S. Treasury Inflation Protected Securities (TIPS) Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Real Return SMA Fund, which seeks to maximize after-tax inflation protected return,* returned 3.71%** for the six months ended April 30, 2008, compared to the 7.64% return for the Lehman Brothers 1–10 Year U.S. TIPS Index for the same period.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where JPMorgan Investment Management Inc. (JPMIM) serves as the investment adviser or sub-advisor to the account with the separately managed account sponsor or directly with the client. The Fund represents only a portion of a separately managed account, and clients utilize the Fund to gain exposure to certain types of securities included in the strategies for the separately managed account. It is important to bear in mind that investments returns for these strategies are contingent upon the performance of the separately managed account — not just the performance of the Fund. Investors should understand that the fund is managed within the context of the separately managed account. Additionally, please keep in mind, the Fund performance shown does not reflect the effect of fees and expenses associated with a separately managed account nor a management fee or other operating expenses of the Fund. Your Financial Professional can discuss fees and expenses and the effect of such fees and expenses on performance with you in greater detail.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period, as investors liquidated several large municipal portfolios, causing municipals yields to rise while yields on TIPS fell. The Fund’s municipals traded much less expensively than TIPS, which it did not own, as credit and liquidity concerns put pressure on spreads. The Fund’s underweight in New York paper also hurt performance. On the positive side, the Fund’s slightly long duration contributed to performance. In addition, we swapped assets for those at the shorter end of the yield curve. This was advantageous, given the underperformance at the long end of the yield curve. In addition, an overweight in high-quality paper outperformed the broader market, and an underweight in alternative minimum tax paper benefited from spread widening in housing and airports.

Q:	HOW WAS THE FUND MANAGED?

A:	We invested approximately 97% of the Fund in high-quality municipal securities. We also maintained an inflation-overlay strategy using consumer price index swaps. The Fund’s average duration was approximately 5.5 years and its average credit quality rating was AA+. We opportunistically decreased our inflation hedge, as inflation expectations declined late in the period. Toward the end of the period, we added inflation-protection securities, which had decreased to attractive levels. We also reduced the Fund’s underlying duration by moving down the yield curve, focusing on securities with shorter-term maturities.

PORTFOLIO COMPOSITION***

Municipal Bonds	95.5%
Short-Term Investment	4.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2008. The Fund’s composition is subject to change.

4   JPMORGAN SMA FUNDS        APRIL 30, 2008

TOTAL RETURN AS OF APRIL 30, 2008

	INCEPTION DATE	SINCE INCEPTION
Tax Aware Real Return SMA Fund	5/31/07	6.89%

LIFE OF FUND PERFORMANCE (5/31/07 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Tax Aware Real Return SMA Fund, the Lehman Brothers 1-10 Year U.S. TIPS Index, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, the Tax Aware Real Return Custom Benchmark and the Lipper Intermediate Municipal Debt Funds Index from May 31, 2007 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers 1-10 Year U.S. TIPS Index measures the performance of intermediate (1-10 Year) U.S. Treasury Inflation Protection Securities. The Lehman Brothers Competitive Intermediate (1-17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Custom Benchmark is determined by adding 75% of the difference between the Lehman Brothers 1-10 Year U.S. TIPS Index and the Lehman Brothers 1-10 Year U.S. Treasury Index to the Lehman Brothers Competitive Intermediate (1-17 Year) Maturities Index. Expressed as a formula, the Composite Benchmark = [(Lehman Brothers 1-10 Year U.S. TIPS Index—Lehman Brothers 1-10 Year Treasury Index) X 0.75] + Lehman Brothers Competitive Intermediate (1-17 Year) Maturities Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally in the United Sates of America.

APRIL 30, 2008        JPMORGAN SMA FUNDS   5

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.0% (l)
		Common Stocks — 98.0%
		Australia — 4.0%
155		Australia & New Zealand Banking Group Ltd.	3,197
		China — 2.1%
412		China Merchants Bank Co., Ltd., Class H	1,718
		Cyprus — 2.0%
177		Marfin Popular Bank Public Co., Ltd. (a)	1,571
		Finland — 0.6%
128		Ruukki Group OYJ	446
		France — 16.0%
10		Alstom	2,328
38		Compagnie Generale des Etablissements Michelin, Class B	3,424
38		Sodexo	2,541
114		Vivendi (a)	4,604
			12,897
		Germany — 7.9%
43		Lanxess AG	1,680
24		Muenchener Rueckversicherungs-Gesellschaft AG	4,663
			6,343
		Greece — 3.3%
4		Folli-Follie S.A.	127
153		Sidenor Steel Products Manufacturing Co. S.A.	2,514
			2,641
		Israel — 4.1%
359		Makhteshim-Agan Industries Ltd.	3,299
		Italy — 3.4%
360		UniCredito Italiano S.p.A.	2,711
		Japan — 27.6%
—	(h)	Central Japan Railway Co.	2,130
400		Daiwa Securities Group, Inc.	3,968
393		Fukuoka Financial Group, Inc.	1,954
1		Japan Tobacco, Inc.	4,400
56		JFE Holdings, Inc.	3,066
57		Kao Corp.	1,543
244		Marubeni Corp.	1,942
313		Mitsubishi Electric Corp.	3,207
			22,210
		Singapore — 2.6%
720		Singapore Telecommunications Ltd.	2,056
		South Korea — 6.3%
66		Hana Financial Group, Inc.	2,996
3		Samsung Electronics Co., Ltd.	2,083
			5,079
		Spain — 4.2%
231		Iberdrola S.A.	3,370
		Sweden — 2.5%
121		Skanska AB, Class B	1,984
		Taiwan — 2.1%
150		HON HAI Precision Industry Co., Ltd. GDR	1,687
		United Kingdom — 9.3%
208		Britvic plc	1,370
684		Rentokil Initial plc	1,300
417		TUI Travel plc	1,950
64		Vedanta Resources plc	2,800
			7,420
		Total Investments — 98.0% (Cost $77,871)	78,629
		Other Assets in Excess of Liabilities — 2.0%	1,566
		NET ASSETS — 100.0%	$80,195

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	18.0%
Metals & Mining	10.7
Electrical Equipment	7.0
Chemicals	6.3
Insurance	5.9
Media	5.9
Hotels, Restaurants & Leisure	5.7
Tobacco	5.6
Capital Markets	5.0
Auto Components	4.4
Electric Utilities	4.3
Road & Rail	2.7
Semiconductors & Semiconductor Equipment	2.6
Diversified Telecommunication Services	2.6
Construction & Engineering	2.5
Trading Companies & Distributors	2.5
Electronic Equipment & Instruments	2.1
Household Products	2.0
Beverages	1.7
Commercial Services & Supplies	1.7
Others (each less than 1.0%)	0.8

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN SMA FUNDS        APRIL 30, 2008

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 101.2%
	Municipal Bonds — 101.2%
	Arizona — 4.4%
90	Arizona State Transportation Board, Series B, Rev., 5.00%, 07/01/13	98
85	Maricopa County Elementary School District No. 38, Madison Elementary, School Improvement Project of 2004, Series B, GO, MBIA, 5.00%, 07/01/16	93
		191
	Arkansas — 2.5%
100	Matanuska-Susitna Boro School Board, Series A, GO, MBIA, 5.25%, 04/01/15	109
	California — 12.2%
100	California State Public Works Board, Various University of California Projects, Series D, Rev., 5.00%, 05/01/11	106
80	Golden State Tobacco Securitization Corp., Series 2003-A-1, Rev., 6.75%, 06/01/13 (p)	92
75	Golden West Schools Financing Authority, Series A, Rev., MBIA, 5.80%, 02/01/20	87
175	San Ramon Valley Unified School District, 2002 Election, GO, FSA, 5.25%, 08/01/14	193
50	University of California, Series C, Rev., MBIA, 4.75%, 05/15/13	53
		531
	Colorado — 2.5%
100	City of Grand Junction, Rev., 5.00%, 03/01/13	108
	District of Colombia — 2.5%
100	District of Columbia, Georgetown University, Series A, Rev., AMBAC, 5.00%, 04/01/16	106
	Florida — 9.3%
100	Florida State Department of Environmental Protection, Florida Forever, Series A, Rev., AMBAC, 5.00%, 07/01/10	105
125	Florida State Turnpike Authority, Series C, Rev., 5.00%, 07/01/13	135
50	Florida State Turnpike Authority, Department of Transportation, Series B, Rev., AMBAC, 5.00%, 07/01/11	53
80	Polk County, Public Facilities Authority, Rev., MBIA, 5.00%, 12/01/15	85
25	Seminole County, Water & Sewer, Rev., 5.00%, 10/01/15	27
		405
	Georgia — 2.7%
60	Jackson County Water & Sewer Authority, Series A, Rev., XLCA, 5.25%, 09/01/21	65
50	State of Georgia, Series D, GO, 4.00%, 08/01/11	52
		117
	Illinois — 3.1%
60	City of Chicago, Series A, GO, FSA, 5.50%, 01/01/19	68
60	Cook-Kane Lake & Mchenry Counties Community College District No. 512, William Rainey Harper College, GO, 5.00%, 12/01/11	64
		132
	Iowa — 1.6%
65	City of Des Moines, Sewer System, Series H, Rev., FSA, 5.00%, 06/01/14	71
	Maryland — 1.3%
50	Prince Georges County, Public Improvement, Series A, GO, 5.00%, 10/01/13	55
	Michigan — 4.0%
85	Ovid Elsie Area Schools, School Building & Site, GO, MBIA, Q-SBLF, 5.00%, 11/01/12 (p)	92
75	Western Michigan University, Rev., FGIC, 5.00%, 05/15/15	80
		172
	Mississippi — 2.1%
85	State of Mississippi, Capital Improvements, GO, 5.00%, 11/01/10	90
	Missouri — 6.3%
75	Missouri State Environmental Improvement & Energy Resources Authority, State Revolving Funding Program, Series B, Rev., 5.50%, 07/01/14	85
175	North Kansas City School District No. 74, Direct Deposit Program, GO, 5.00%, 03/01/18	189
		274
	New Jersey — 3.6%
	New Jersey Transportation Trust Fund Authority,
80	Series A, Rev., 5.25%, 12/15/20	88
60	Series A, Rev., 5.50%, 12/15/21	68
		156

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN SMA FUNDS   7

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — 11.8%
75	City of White Plains, Public Improvement, Series A, GO, 4.40%, 05/15/11	79
150	Long Island Power Authority, Series E, Rev., FGIC, 5.00%, 12/01/16	160
50	New York State Environmental Facilities Corp., Revolving Funds, New York City Municipal Projects, Series E, Rev., 5.00%, 06/15/12	54
100	New York State Urban Development Corp., Service Contract, Series A, Rev., 5.00%, 01/01/16	109
105	Roslyn Union Free School District, GO, FSA, 4.00%, 01/15/11	109
		511
	North Carolina — 1.6%
65	Cabarrus County, COP, 5.25%, 02/01/13	70
	Ohio — 9.3%
85	Buckeye Tobacco Settlement Financing Authority, Asset-Backed Securities Turbo, Series A-2, Rev., 5.13%, 06/01/17	80
100	Cincinnati City School District, Classroom Construction & Improvement, GO, FGIC, 5.25%, 12/01/19	110
75	Hamilton County, Sewer System, Series A, Rev., MBIA, 5.00%, 06/01/15	80
75	State of Ohio, Infrastructure Improvement, Series C, GO, 5.00%, 08/01/09	78
50	Summit County, Various Purpose, Series R, GO, FGIC, 5.50%, 12/01/19	56
		404
	Pennsylvania — 1.2%
50	Allegheny County, Series C-57, GO, FGIC, 5.25%, 11/01/12 (m)	54
	Texas — 13.4%
75	City of El Paso, Series A, GO, MBIA, 4.75%, 08/15/17	77
50	City of Garland, Electric System, Rev., MBIA, 5.63%, 03/01/15	56
50	City of Houston, Utilities System, First Lien, Series A, Rev., FSA, 5.00%, 11/15/15	55
25	City of San Antonio, Water Authority, Rev., FGIC, 5.50%, 05/15/15	28
50	Harris County, Senior Lien, Toll Road, Rev., FSA, 5.38%, 08/15/11	54
60	Houston Independent School District, GO, PSF-GTD, 5.00%, 02/15/10	63
70	Mesquite Waterworks & Sewer Systems, Rev., FSA, 5.00%, 03/01/17	74
85	Texas A&M University, Financing System, Series B, Rev., 5.38%, 05/15/11	91
75	University of Texas, Series A, Rev., 6.25%, 01/01/13 (p)	85
		583
	Vermont — 0.9%
35	Vermont Public Power Supply Authority, McNeil Project, Series E, Rev., MBIA, 5.25%, 07/01/14	39
	Washington — 1.2%
25	Port of Seattle, Intermediate Lien, Series A, Rev., MBIA, 5.00%, 03/01/15	27
25	Snohomish County School District No. 2 Everett, GO, FGIC, 5.00%, 12/01/16	27
		54
	West Virginia — 2.5%
100	West Virginia Water Development Authority, Series A, Rev., FSA, 5.50%, 10/01/10 (p)	107
	Wisconsin — 1.2%
50	Northland Pines School District, GO, FSA, 5.00%, 04/01/12	54
	Total Long-Term Investments (Cost $4,327)	4,393

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.7%
	Investment Company — 4.7%
207	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (Cost $207)	207
	Total Investments — 105.9% (Cost $4,534)	4,600
	Liabilities in Excess of Other Assets — (5.9)%	(258)
	NET ASSETS — 100.0%	$4,342

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SMA FUNDS        APRIL 30, 2008

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	Payments made by the Fund	Payments received by the Fund	Termination Date	Notional AMOUNT	Value
Barclays Bank plc	2.67% at expiration	90 Day CPIU at expiration	06/04/12	$750	$4
Barclays Bank plc	2.57% at expiration	90 Day CPIU at expiration	01/15/14	1,000	4
Barclays Bank plc	2.61% at expiration	90 Day CPIU at expiration	03/19/15	1,500	2
Barclays Bank plc	2.68% at expiration	90 Day CPIU at expiration	10/12/15	500	1
					$11

Spread Lock Swap

SWAP COUNTERPARTY	REFERENCED OBLIGATION	SPREAD LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Deutsche Bank AG, New York (*)	U.S. Treasury Note, 4.25%, 11/15/14	0.93040%	06/29/08	$3,000	$24

(*)	Fund pays the excess of the spread lock over the current spread or receives the excess of the current spread over the spread lock at expiration.

ABBREVIATIONS AND DEFINITIONS:

AMBAC—	American Municipal Bond Assurance Corp.

COP—	Certificates of Participation

CPIU—	Consumer Price Index for Urban Consumers

FGIC—	Financial Guaranty Insurance Co.

FSA—	Financial Security Assurance

GDR—	Global Depositary Receipt

GO—	General Obligation

GTD—	Guaranteed

MBIA—	Municipal Bond Insurance Association

PSF—	Permanent School Fund

Q-SBLF—	Qualified School Board Loan Fund

Rev.—	Revenue Bond

XLCA—	XL Capital Assurance

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(l)—	All or a portion of these securities are reserved for current or potential holdings with the custodian for forward foreign currency contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(p)—	Security is prerefunded or escrowed to maturity.

(r)—	Rates shown are per annum and payments are as described.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

For the International Value SMA Fund, the value and percentage of the investments that apply the fair valuation policy for the international investments as described in Note 2A are approximately $78,629,000 and 100.0%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN SMA FUNDS   9

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
ASSETS:
Investments in non-affiliates, at value	$78,629		$4,393
Investments in affiliates, at value	—		207
Total investment securities, at value	78,629		4,600
Cash	3,598		—
Foreign currency, at value	12		—
Receivables:
Investment securities sold	1,504		—
Fund shares sold	351		—
Interest and dividends	188		65
Tax reclaims	16		—
Outstanding swap contracts, at value	—		35
Due from Advisor	16		9
Total Assets	84,314		4,709

LIABILITIES:
Payables:
Dividends	—		15
Investment securities purchased	3,968		—
Fund shares redeemed	—		273
Accrued liabilities:
Custodian and accounting fees	42		11
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Other	109		68
Total Liabilities	4,119		367
Net Assets	$80,195		$4,342

NET ASSETS:
Paid in capital	$84,183		$4,228
Accumulated undistributed (distributions in excess of) net investment income	716		—	(a)
Accumulated net realized gains (losses)	(5,455)		12
Net unrealized appreciation (depreciation)	751		102
Total Net Assets	$80,195		$4,342
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	5,626		421

Net asset value, offering and redemption price per share	$14.26		$10.32

Cost of investments in non-affiliates	$77,871		$4,327
Cost of investments in affiliates	—		207
Cost of foreign currency	12		—

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SMA FUNDS        APRIL 30, 2008

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
INVESTMENT INCOME:
Dividend income	$889	$—
Dividend income from affiliates (a)	—	4
Interest income	41	83
Foreign taxes withheld	(118)	—
Total investment income	812	87

EXPENSES:
Administration fees	27	2
Custodian and accounting fees	53	12
Professional fees	29	63
Trustees’ and Chief Compliance Officer’s fees	— (b)	—	(b)
Printing and mailing costs	9	3
Registration and filing fees	— (b)	12
Transfer agent fees	7	4
Other	2	2
Total expenses	127	98
Less amounts waived	(27)	(2)
Less earnings credits	—	—	(b)
Less expense reimbursements	(100)	(96)
Net expenses	—	—
Net investment income (loss)	812	87

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(5,416)	9
Foreign currency transactions	(27)	—
Swaps	—	3
Net realized gain (loss)	(5,443)	12
Change in net unrealized appreciation (depreciation) of:
Investments	134	28
Foreign currency translations	(7)	—
Swaps	—	34
Change in net unrealized appreciation (depreciation)	127	62
Net realized/unrealized gains (losses)	(5,316)	74
Change in net assets resulting from operations	$(4,504)	$161

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN SMA FUNDS   11

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
	Six Months Ended 4/30/2008 (Unaudited)	Period Ended 10/31/2007 (a)	Six Months Ended 4/30/2008 (Unaudited)		Period Ended 10/31/2007 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$812	$4	$87		$42
Net realized gain (loss)	(5,443)	(26)	12		—	(c)
Change in net unrealized appreciation (depreciation)	127	624	62		40
Change in net assets resulting from operations	(4,504)	602	161		82

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(86)	—	(87)		(42)
From net realized gains	—	—	—	(c)	—
Total distributions to shareholders	(86)	—	(87)		(42)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	77,980	24,842	2,413		2,865
Dividends and distributions reinvested	—	—	—	(c)	6
Cost of shares redeemed	(18,005)	(634)	(1,056)		—
Change in net assets from capital transactions	59,975	24,208	1,357		2,871

NET ASSETS:
Change in net assets	55,385	24,810	1,431		2,911
Beginning of period	24,810	—	2,911		—
End of period	$80,195	$24,810	$4,342		$2,911
Accumulated undistributed (distributions in excess of) net investment income	$716	$(10)	$—	(c)	$—	(c)
SHARE TRANSACTIONS:
Issued	5,371	1,547	235		286
Reinvested	—	—	—	(c)	1
Redeemed	(1,252)	(40)	(101)		—
Change in shares	4,119	1,507	134		287

(a)	Commencement of operations was August 17, 2007.

(b)	Commencement of operations was May 31, 2007.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN SMA FUNDS        APRIL 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2008        JPMORGAN SMA FUNDS   13

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
International Value SMA Fund
Six Months Ended April 30, 2008 (Unaudited)	$16.47	$0.22	(g)	$(2.40)	(2.18)	$(0.03)	$14.26
August 17, 2007 (f) through October 31, 2007	15.00	—	(h)	1.47	1.47	—	16.47

Tax Aware Real Return SMA Fund
Six Months Ended April 30, 2008 (Unaudited)	10.14	0.19		0.18	0.37	(0.19)	10.32
May 31, 2007 (f) through October 31, 2007	10.00	0.16		0.14	0.30	(0.16)	10.14

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Reflects the fact that no fees or expenses are incurred. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(f)	Commencement of operations.

(g)	Calculated based on average shares outstanding.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN SMA FUNDS        APRIL 30, 2008

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
(13.24)%	$80,195	—%	3.09%	0.48%	78%
9.80	24,810	—	0.26	14.79	10

3.71	4,342	—	3.88	4.42	24
3.06	2,911	—	4.03	21.57	12

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN SMA FUNDS   15

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The International Value SMA Fund and the Tax Aware Real Return SMA Fund are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report.

The International Value SMA Fund commenced operations on August 17, 2007.

The Tax Aware Real Return SMA Fund commenced operations on May 31, 2007.

Shares of the Funds may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. serves as the investment advisor or subadvisor to the account with the separately managed account sponsor or directly with the client. Fund shares may not be purchased directly by individuals.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives shall generally be valued each day by third party broker-dealers or counterparties or by independent or affiliated pricing services approved by the Board of Trustees. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid.

16   JPMORGAN SMA FUNDS        APRIL 30, 2008

Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

C. Swaps — The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions. The risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

Interest rate swap agreements involve the exchange by the Funds with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Spread-lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount. The swap spread is the difference between the benchmark swap rate (market rate) and a reference rate.

Premiums paid/received by the Funds are recognized as an asset/liability on the Statement of Assets and Liabilities and are recorded as a realized gain/loss on the termination date. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract.

As of April 30, 2008, the Tax Aware Real Return SMA Fund had outstanding swap agreements as listed on its Schedule of Portfolio Investments.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

E. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually for the International Value SMA Fund and monthly for the Tax Aware Real Return SMA Fund. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I. Recent Accounting Pronouncements — In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor does not charge an advisory fee to the Funds. It should be

APRIL 30, 2008        JPMORGAN SMA FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

understood, however, that the Funds are an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Advisor will be compensated directly or indirectly by the separately managed account sponsors.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

For the Tax Aware Real Return SMA Fund, the amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended April 30, 2008 was $244.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2008, the annualized effective rate of each Fund’s average daily net assets was 0.10%.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Funds’ shares. The Distributor receives no compensation in its capacity as the Funds’ underwriter.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

E. Waivers and Reimbursements — No expenses or fees (other than dividend expense related to short sales, interest, taxes and extraordinary expenses) are borne by the Funds pursuant to contractual arrangements with the Advisor through February 28, 2009.

For the six months ended April 30, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Total	Contractual Reimbursements
International Value SMA Fund	$27	$27	$100
Tax Aware Real Return SMA Fund	2	2	96

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2008, did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

18   JPMORGAN SMA FUNDS        APRIL 30, 2008

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
International Value SMA Fund	$100,212	$38,588
Tax Aware Real Return SMA Fund	2,534	970

During the six months ended April 30, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Value SMA Fund	$77,871	$3,869	$3,111	$758
Tax Aware Real Return SMA Fund	4,534	75	9	66

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2008, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

As of April 30, 2008, the International Value SMA Fund invested approximately 28.2% of its total investments in Japan.

The Tax Aware Real Return SMA Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet their payment obligations may be affected by economic or political developments in a specific state or region. Issuances backed by bond insurers may be impacted by changes to bond insurers’ ratings.

APRIL 30, 2008        JPMORGAN SMA FUNDS   19

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Fund at the beginning of the reporting period, November 1, 2007, and continued to hold your shares at the end of the reporting period, April 30, 2008.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2007	Ending Account Value, April 30, 2008	Expenses Paid During November 1, 2007 to April 30, 2008†*	Annualized Expense Ratio†
International Value SMA Fund
Actual	$1,000.00	$867.60	$0.00	0.00%
Hypothetical	1,000.00	1,024.86	0.00	0.00

Tax Aware Real Return SMA Fund
Actual	1,000.00	1,037.10	0.00	0.00
Hypothetical	1,000.00	1,024.86	0.00	0.00

†	Reflects the fact that no fees or expenses are borne by the Funds. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

20   JPMORGAN SMA FUNDS        APRIL 30, 2008

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. April 2008.	SAN-SMA-408

SEMI-ANNUAL REPORT
PERIOD ENDED (UNAUDITED)

JPMorgan Funds

International

Equity

Funds

JPMorgan Emerging Economies Fund

CONTENTS

President’s Letter	1
Schedule of Portfolio Investments	2
Financial Statements	6
Financial Highlights	10
Notes to Financial Statements	12
Schedule of Shareholder Expenses	17

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

President’s Letter
MAY 12, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this semi-annual report for the JPMorgan Emerging Economies Fund. Inside, you’ll find information detailing the performance of the fund for the period ended April 30, 2008.

“The slowing economy, soaring commodity prices, weak U.S. and U.K. housing markets, and the U.S. sub-prime mortgage market and ensuing credit crises stifled stock market performance.”

Credit problems fuel market volatility, losses

The slowing economy, soaring commodity prices, weak U.S. and U.K. housing markets, and the U.S. sub-prime mortgage market and ensuing credit crises stifled stock market performance, igniting a widespread market correction. As these problems grew, volatility increased. Market liquidity shrank, and investors generally shunned riskier assets.

The U.K. stock market outperformed Continental European markets in local currency terms, reflecting the market’s defensive composition and expectations of further rate cuts. Continental European stocks struggled, as rhetoric from the European Central Bank (ECB) became more hawkish. Although euro-zone inflation increased, forecasts for 2008 gross domestic product growth fell, leading to fears of stagflation (stalled growth and rising inflation).

Japanese stocks restored their correlation with European and U.S. stocks. The challenging period included strong appreciation of the yen versus the dollar, lackluster corporate earnings and a downgrade of economic prospects by the Bank of Japan.

U.S. Fed, Bank of England cut rates

Concerned about ramifications for the entire U.S. financial system, the Federal Reserve (Fed) took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. At the same time, the Fed launched new liquidity-enhancing measures and relaxed its collateral standards. The Fed also continued to pursue its “more-traditional” monetary policies in an attempt to avert an economic recession.

The Bank of England took a milder approach. Nevertheless, the nation’s debt bubble remained on the verge of deflating due to falling housing prices and cash-flow-constrained households already pummeled by an overly tight monetary policy.

ECB, Bank of Japan keep rates steady

The Fed’s aggressive response was in stark contrast to that of the ECB. Despite the ECB’s inflation worries, the risks to growth may be greater. The euro’s recent ascent to an all-time high could be problematic, which would be exacerbated if the euro zone’s main trading partners continue to cut rates.

The Bank of Japan finally appointed a new governor, who acknowledged the difficulties facing the country’s economy. In its April report, the bank lowered its outlook for growth and withdrew its longstanding goal of gradually raising interest rates.

Stocks rebound in April

The Fed’s aggressive responses to slowing economic growth and the mounting credit crisis helped provide stability to jittery global markets. In the wake of the Fed’s unprecedented actions in March, stocks throughout the world rebounded nicely in April.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   1

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.9% (l)
		Common Stocks — 76.9%
		Brazil — 12.5%
7		Banco Bradesco S.A. ADR	157
8		Cia Vale do Rio Doce ADR	312
3		Perdigao S.A.	75
3		Petroleo Brasileiro S.A. ADR	307
1		Unibanco—Uniao de Bancos Brasileiros S.A. GDR	98
			949
		China — 3.8%
34		China COSCO Holdings Co., Ltd., Class H (a)	100
118		China Shipping Container Lines Co., Ltd., Class H	52
22		China Shipping Development Co., Ltd., Class H	74
15		Guangzhou R&F Properties Co., Ltd., Class H	43
6		Jiangxi Copper Co., Ltd., Class H	15
			284
		Czech Republic — 3.2%
1		CEZ (a)	109
—	(h)	Komercni Banka AS	67
2		Telefonica O2 AS	63
			239
		Egypt — 1.1%
2		Commercial International Bank	35
1		Egyptian Co. for Mobile Services	51
			86
		Hong Kong — 5.7%
8		China Mobile Ltd.	137
13		Citic Pacific Ltd.	61
67		CNOOC Ltd.	119
110		Cnpc Hong Kong Ltd.	53
116		Denway Motors Ltd.	59
			429
		Hungary — 1.1%
2		OTP Bank Nyrt	81
		India — 0.7%
1		Grasim Industries Ltd. GDR (a)	50
		Indonesia — 1.6%
28		PT Astra International Tbk	60
18		Timah Tbk PT	61
			121
		Israel — 2.2%
18		Bank Leumi Le-Israel BM	88
3		Partner Communications	71
—	(h)	Teva Pharmaceutical Industries Ltd. ADR	7
			166
		Luxembourg — 0.8%
1		Evraz Group S.A. GDR	61
		Malaysia — 0.9%
18		Public Bank BHD	65
		Mexico — 0.6%
1		America Movil S.A.B. de C.V., Series L ADR	48
		Philippines — 0.8%
1		Philippine Long Distance Telephone Co. ADR	63
		Poland — 2.0%
1		Bank Pekao S.A.	80
7		Telekomunikacja Polska S.A.	74
			154
		Russia — 10.4%
4		Gazprom OAO ADR	215
2		Gazpromneft OAO ADR	67
2		LUKOIL OAO ADR (a)	181
4		MMC Norilsk Nickel ADR	99
1		Mobile Telesystems OJSC ADR	84
1		Novolipetsk Steel OJSC GDR	62
1		Tatneft GDR	78
			786
		South Africa — 5.6%
3		ArcelorMittal South Africa Ltd.	87
3		Exxaro Resources Ltd.	43
27		Sanlam Ltd.	71
3		Sasol Ltd.	154
4		Telkom S.A. Ltd.	70
			425
		South Korea — 13.1%
—	(h)	Daelim Industrial Co.	49
1		Dongbu Insurance Co., Ltd.	51
1		Dongkuk Steel Mill Co., Ltd.	61
1		Hyundai Motor Co.	99
—	(h)	Korea Line Corp.	55
1		KT Corp.	66
1		LG Chem Ltd.	83
1		LG Corp.	96
1		LG Display Co., Ltd.	63

SEE NOTES TO FINANCIAL STATEMENTS.

2   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.9% (l)
		South Korea — Continued
4		LIG Insurance Co., Ltd.	78
—	(h)	Samsung Electronics Co., Ltd.	106
1		SFA Engineering Corp.	56
—	(h)	SK Holdings Co., Ltd.	60
25		STX Pan Ocean Co., Ltd.	64
			987
		Taiwan — 3.4%
5		AU Optronics Corp. ADR	100
50		Chi Mei Optoelectronics Corp.	70
3		Chunghwa Telecom Co., Ltd. ADR	65
2		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	19
			254
		Thailand — 2.0%
9		PTT Pcl — Foreign Shares	97
41		Thoresen Thai Agencies Pcl	57
			154
		Turkey — 5.4%
19		Dogan Sirketler Grubu Holdings (a)	22
15		KOC Holding AS (a)	51
2		Tupras Turkiye Petrol Rafine	64
35		Turk Sise ve Cam Fabrikalari AS	54
7		Turkcell Iletisim Hizmet AS (a)	55
14		Turkiye Garanti Bankasi AS	74
9		Turkiye Is Bankasi, Class C	43
24		Turkiye Vakiflar Bankasi Tao, Class D	49
			412
		Total Common Stocks (Cost $5,827)	5,814
		Participation Notes — 13.2%
		India — 7.2%
3		Bharat Petroleum, expiring 09/02/10 (a)	26
4		Chennai Petroleum Corp., Ltd., expiring 02/01/10 (a)	35
6		Great Eastern Shipping Co., expiring 02/22/11 (a)	61
4		Hindustan Petroleum Corp., expiring 02/28/11 (a)	25
11		Indian Bank, expiring 02/27/22 (a) (e)	38
2		Indian Oil Corp., Ltd., expiring 12/13/10 (a)	28
1		JSW Steel Ltd., expiring 02/15/17 (a)	19
3		Oil & Natural Gas Corp., Ltd., expiring 01/18/10 (a) (e)	73
1		Sesa GOA Ltd., expiring 03/15/17 (a)	74
9		Steel Authority of India, expiring 01/26/10 (a)	42
3		Tata Steel Ltd., expiring 01/24/17 (a)	62
16		Union Bank Of India, expiring 12/31/49 (a)	64
			547
		Taiwan — 6.0%
65		AmTRAN Technology Co., Ltd., expiring 10/18/17 (a) (e)	64
72		First Financial Holding Co., Ltd., expiring 01/14/11 (a) (e)	87
25		Formosa Chemicals & Fibre Corp., expiring 12/05/17 (a) (e)	60
29		Formosa Plastics Corp., expiring 03/29/10 (a)	83
3		High Tech Computer Corp., expiring 08/03/09 (a) (e)	77
34		Nan Ya Plastics Corp., expiring 01/24/17 (a) (e)	79
			450
		Total Participation Notes (Cost $1,023)	997
		Preferred Stocks — 8.8%
		Brazil — 8.8%
1		Brasil Telecom Participacoes S.A. ADR	93
2		Cia de Transmissao de Energia Eletrica Paulista	63
5		Cia Energetica de Minas Gerais	95
3		Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	69
2		Gerdau S.A. ADR	95
11		Sadia S.A.	82
1		Telemar Norte Leste S.A., Series A	61
2		Usinas Siderurgicas de Minas Gerais S.A., Series A	106
		Total Preferred Stocks (Cost $601)	664
		Total Investments — 98.9% (Cost $7,451)	7,475
		Other Assets in Excess of Liabilities — 1.1%	84
		NET ASSETS — 100.0%	$7,559

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   3

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2008

The following table represents the portfolio of investments of the Fund by industry classifications as a percentage of total investments:

Industry	Percentage
Oil, Gas & Consumable Fuels	18.8%
Metals & Mining	15.4
Commercial Banks	13.3
Capital Markets	7.4
Wireless Telecommunication Services	6.6
Diversified Telecommunication Services	6.6
Marine	5.4
Electric Utilities	4.5
Industrial Conglomerates	3.9
Electronic Equipment & Instruments	3.8
Automobiles	2.9
Insurance	2.6
Chemicals	2.2
Food Products	2.1
Semiconductors & Semiconductor Equipment	1.7
Others (each less than 1.0%)	2.8

Portfolio Composition by Country*

Brazil	21.6%
South Korea	13.2
Russia	10.5
Taiwan	9.4
India	8.0
Hong Kong	5.8
South Africa	5.7
Turkey	5.5
China	3.8
Czech Republic	3.2
Israel	2.2
Poland	2.1
Thailand	2.1
Indonesia	1.6
Egypt	1.2
Hungary	1.0
Others (each less than 1.0%)	3.1

*	Percentages indicated are based upon total investments as of April 30, 2008. The Fund’s composition is subject to change.

ABBREVIATIONS AND DEFINITIONS:

ADR—	American Depositary Receipt

GDR—	Global Depositary Receipt

(a)—	Non-income producing security.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(l)—	All or a portion of these securities are reserved for current or potential holdings with the custodian for forward foreign currency contracts.

The value and percentage of the investments that apply the fair valuation policy for the international investments as described in Note 2A are approximately $4,368,000 and 58.4%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   5

STATEMENT OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	Emerging Economies Fund
ASSETS:
Investments in non-affiliates, at value	$7,475
Cash	48
Foreign currency, at value	3
Receivables:
Interest and dividends	19
Due from Advisor	14
Other assets	16
Total Assets	7,575

LIABILITIES:
Accrued liabilities:
Shareholder servicing fees	1
Distribution fees	—	(b)
Custodian and accounting fees	15
Trustees’ and Chief Compliance Officer’s fees	—	(b)
Total Liabilities	16
Net Assets	$7,559

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

Emerging Economies Fund

NET ASSETS:
Paid in capital	$7,500
Accumulated undistributed (distributions in excess of) net investment income	15
Accumulated net realized gains (losses)	20
Net unrealized appreciation (depreciation)	24
Total Net Assets	$7,559

Net Assets:
Class A	$50
Class C	50
Class R5	51
Select Class	7,408
Total	$7,559

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3
Class C	3
Class R5	3
Select Class	490

Net Asset Value:
Class A — Redemption price per share	$15.11
Class C — Offering price per share (a)	15.10
Class R5 — Offering and redemption price per share	15.12
Select Class — Offering and redemption price per share	15.12
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.95

Cost of investments in non-affiliates	$7,451
Cost of foreign currency	3

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   7

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED APRIL 30, 2008 (Unaudited) (a)

(Amounts in thousands)

	Emerging Economies Fund
INVESTMENT INCOME:
Dividend income	$34
Interest income	—	(b)
Foreign taxes withheld	—	(b)
Total investment income	34

EXPENSES:
Investment advisory fees	12
Administration fees	1
Distribution fees:
Class A	—	(b)
Class C	—	(b)
Shareholder servicing fees:
Class A	—	(b)
Class C	—	(b)
Class R5	—	(b)
Select Class	3
Custodian and accounting fees	15
Professional fees	28
Trustees’ and Chief Compliance Officer’s fees	—	(b)
Printing and mailing costs	6
Registration and filing fees	1
Transfer agent fees	2
Other	—	(b)
Total expenses	68
Less amounts waived	(14)
Less expense reimbursements	(35)
Net expenses	19
Net investment income (loss)	15

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(7)
Foreign currency transactions	27
Net realized gain (loss)	20
Change in net unrealized appreciation (depreciation) of:
Investments	24
Foreign currency translations	—	(b)
Change in net unrealized appreciation (depreciation)	24
Net realized/unrealized gains (losses)	44
Change in net assets resulting from operations	$59

(a)	Commencement of operations was February 28, 2008.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED APRIL 30, 2008 (Unaudited) (a)

(Amounts in thousands)

Emerging Economies Fund
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15
Net realized gain (loss)	20
Change in net unrealized appreciation (depreciation)	24
Change in net assets resulting from operations	59

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	7,500

NET ASSETS:
Change in net assets	7,559
Beginning of period	—
End of period	$7,559
Accumulated undistributed (distributions in excess of) net investment income	$15

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50
Change in net assets from Class A capital transactions	$50

Class C
Proceeds from shares issued	$50
Change in net assets from Class C capital transactions	$50

Class R5
Proceeds from shares issued	$50
Change in net assets from Class R5 capital transactions	$50

Select Class
Proceeds from shares issued	$7,350
Change in net assets from Select Class capital transactions	$7,350

Total change in net assets from capital transactions	$7,500

SHARE TRANSACTIONS:
Class A
Issued	3
Change in Class A Shares	3

Class C
Issued	3
Change in Class C Shares	3

Class R5
Issued	3
Change in Class R5 Shares	3

Select Class
Issued	490
Change in Select Class Shares	490

(a)	Commencement of operations was February 28, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   9

FINANCIAL HIGHLIGHTS
FOR THE PERIOD INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period
Emerging Economies Fund
Class A
February 28, 2008 (e) through April 30, 2008 (Unaudited)	$15.00	$0.02	$0.09	$0.11	$15.11

Class C
February 28, 2008 (e) through April 30, 2008 (Unaudited)	15.00	0.01	0.09	0.10	15.10

Class R5
February 28, 2008 (e) through April 30, 2008 (Unaudited)	15.00	0.03	0.09	0.12	15.12

Select Class
February 28, 2008 (e) through April 30, 2008 (Unaudited)	15.00	0.03	0.09	0.12	15.12

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

		Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

0.73%	$50	1.85%	0.97%	5.86%	1%

0.67	50	2.35	0.47	6.37	1

0.80	51	1.40	1.42	5.42	1

0.80	7,408	1.60	1.22	5.61	1

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   11

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
Emerging Economies Fund	Class A, Class C, Class R5 and Select Class

The Fund commenced operations on February 28, 2008. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives shall generally be valued each day by third party broker-dealers or counterparties or by independent or affiliated pricing services approved by the Board of Trustees. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

In September 2006, the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

12   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

The following is a summary of the inputs used as of April 30, 2008 in valuing the Fund’s assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1	$684	$—
Level 2	6,791	—
Level 3	—	—
Total	$7,475	$—

*	Other financial instruments include futures, forwards and swap contracts.

B.  Restricted and Illiquid Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C.  Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

G.  Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   13

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I.  Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

J.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.00% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Fund in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

For the six months ended April 30, 2008, the Fund did not invest in any money market funds.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended April 30, 2008, the annualized effective rate was 0.10% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended April 30, 2008, the Distributor did not retain a front-end sales charge or CDSC.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — J.P. Morgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in

14   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
1.85%	2.35%	1.40%	1.60%

The contractual expense limitation agreements were in effect for the period ended April 30, 2008. The expense limitation percentages in the table above are in place until at least February 28, 2009.

For the period ended April 30, 2008, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$12	$1	$1	$14	$35

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period ended April 30, 2008, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the period ended April 30, 2008, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended April 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$7,515	$57

During the period ended April 30, 2008, there were no purchases or sales of U.S. Government securities.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   15

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2008, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$7,451	$342	$318	$24

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2008 or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

From time to time, the Fund’s investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund’s relatively large investment in companies domiciled in emerging market countries may be subject to potential higher risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of less political, social or economic stability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

As of April 30, 2008, substantially all of the Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and dividend income from such securities.

As of April 30, 2008, the Fund invested approximately 21.6% of its total investments in Brazil.

8. Subsequent Event

JPMorgan Chase & Co. announced on May 31, 2008 that it completed its acquisition of The Bear Stearns Companies Inc. on May 30, 2008.

16   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, February 28, 2008, and continued to hold your shares at the end of the reporting period, April 30, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, February 28, 2008	Ending Account Value, April 30, 2008	Expenses Paid During February 28, 2008 to April 30, 2008	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual*	$1,000.00	$1,007.30	$3.15	1.85%
Hypothetical**	1,000.00	1,015.66	9.27	1.85
Class C
Actual*	1,000.00	1,006.70	3.99	2.35
Hypothetical**	1,000.00	1,013.18	11.76	2.35
Class R5
Actual*	1,000.00	1,008.00	2.38	1.40
Hypothetical**	1,000.00	1,017.90	7.02	1.40
Select Class
Actual*	1,000.00	1,008.00	2.72	1.60
Hypothetical**	1,000.00	1,016.91	8.02	1.60

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 62/366 (to reflect the one-half year period). The Fund commenced operations on February 28, 2008.

**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   17

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. April 2008.	SAN-EE-408

SEMI-ANNUAL REPORT
SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED)

JPMorgan Funds

Income

Funds

JPMorgan Income Builder Fund

CONTENTS

President’s Letter	1
Schedule of Portfolio Investments	2
Financial Statements	10
Financial Highlights	16
Notes to Financial Statements	18
Schedule of Shareholder Expenses	23

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 12, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Income Builder Fund. Inside, you’ll find information detailing the performance of the fund for the six-month period ended April 30, 2008.

“The slowing economy, soaring commodity prices, weak U.S. and U.K. housing markets, and the U.S. sub-prime mortgage market and ensuing credit crises stifled stock market performance.”

Credit problems fuel market volatility, losses

The slowing economy, soaring commodity prices, weak U.S. and U.K. housing markets, and the U.S. sub-prime mortgage market and ensuing credit crises stifled stock market performance, igniting a widespread market correction. As these problems grew, volatility increased. Market liquidity shrank, and investors generally shunned riskier assets.

U.S. Fed, Bank of England cut rates

Concerned about ramifications for the entire U.S. financial system, the Federal Reserve (Fed) took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. At the same time, the Fed launched new liquidity-enhancing measures and relaxed its collateral standards.

The Fed also continued to pursue its “more-traditional” monetary policies in an attempt to avert an economic recession, cutting the fed funds target rate by 250 basis points (bps) during the period.

The Bank of England took a milder approach, cutting interest rates by 75 bps in the six months, from 5.75% to 5.00%. Nevertheless, the nation’s debt bubble remained on the verge of deflating due to falling housing prices and cash-flow-constrained households already pummeled by an overly tight monetary policy.

ECB, Bank of Japan keep rates steady

The Fed’s aggressive response was in stark contrast to that of the ECB. Despite the ECB’s inflation worries, which kept interest rates at 4%, the risks to growth may be greater. The euro’s recent ascent to an all-time high could be problematic, which would be exacerbated if the euro zone’s main trading partners continue to cut rates.

The Bank of Japan finally appointed a new governor, who acknowledged the difficulties facing the country’s economy. The bank’s overnight call rate remained at 0.5%, where it has been since February 2007. In its April report, the bank lowered its outlook for growth and withdrew its longstanding goal of gradually raising interest rates.

Stocks rebound in April

The Fed’s aggressive responses to slowing economic growth and the mounting credit crisis helped provide stability to jittery global markets. In the wake of the Fed’s unprecedented actions in March, stocks throughout the world rebounded nicely in April. The MSCI EAFE Index advanced 5.54% for the month, while the MSCI Emerging Markets Index gained 8.09%. The S&P 500 Index advanced 4.9% while small-cap stocks, represented by the Russell 2000 Index, earned less than the broader market, returning 4.2%.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2008        JPMORGAN INCOME FUNDS   1

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 88.2%
	Common Stocks — 24.6% (l)
	Australia — 1.1%
5	Australia & New Zealand Banking Group Ltd.	109
1	Macquarie Group Ltd.	50
2	Westpac Banking Corp.	53
		212
	Austria — 0.1%
1	Oesterreichische Post AG	31
	Belgium — 0.2%
2	Fortis	41
	Brazil — 0.8%
2	Cia Energetica de Minas Gerais ADR	49
2	Cia Vale do Rio Doce ADR	57
1	Petroleo Brasileiro S.A. ADR	52
		158
	Finland — 0.8%
2	Nokia OYJ	45
4	Sampo OYJ, Class A	117
		162
	France — 3.2%
2	AXA S.A.	69
1	BNP Paribas	92
—(h)	Renault S.A.	41
1	Sanofi-Aventis S.A.	75
1	Societe Generale	67
1	Suez S.A.	63
2	Total S.A.	133
2	Vivendi (a)	75
		615
	Germany — 1.6%
1	Daimler AG	102
1	E.ON AG	138
—(h)	Muenchener Rueckversicherungs- Gesellschaft AG	68
		308
	Hong Kong — 0.4%
9	CLP Holdings Ltd.	72
	Italy — 2.0%
5	Alleanza Assicurazioni S.p.A.	68
3	ENI S.p.A.	112
21	Intesa Sanpaolo S.p.A.	159
7	UniCredit Italiano S.p.A.	51
		390
	Japan — 0.3%
—(h)	Nintendo Co., Ltd.	55
	Netherlands — 2.6%
1	Akzo Nobel N.V.	72
1	ING Groep N.V. CVA	50
7	Koninklijke KPN N.V.	126
2	Koninklijke Philips Electronics N.V.	91
4	Royal Dutch Shell plc, Class A	165
		504
	Norway — 0.3%
2	StatoilHydro ASA	56
	Portugal — 0.2%
3	Portugal Telecom SGPS S.A.	35
	Singapore — 0.4%
26	Singapore Telecommunications Ltd.	74
	Spain — 0.8%
5	Iberdrola S.A.	69
3	Telefonica S.A.	83
		152
	Sweden — 0.2%
3	Skanska AB, Class B	44
	Switzerland — 0.4%
1	Credit Suisse Group	76
	Taiwan — 0.9%
3	Chunghwa Telecom Co., Ltd. ADR	84
7	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	83
		167
	United Kingdom — 1.9%
5	BP plc	63
2	British American Tobacco plc	85
7	HSBC Holdings plc	124
31	Vodafone Group plc	97
		369
	United States — 6.4%
5	Altria Group, Inc.	100
2	AT&T, Inc.	83
2	Bank of America Corp.	77
2	Bristol-Myers Squibb Co.	50
1	Carnival Corp.	46
2	DTE Energy Co.	77
2	Duke Realty Corp.	41
2	General Electric Co.	69

SEE NOTES TO FINANCIAL STATEMENTS.

2   JPMORGAN INCOME FUNDS        APRIL 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	United States — Continued
1	Hospitality Properties Trust	32
3	Merck & Co., Inc.	99
2	Microsoft Corp.	43
1	Occidental Petroleum Corp.	50
1	Paychex, Inc.	26
4	Pfizer, Inc.	88
1	Philip Morris International, Inc. (a)	72
3	U.S. Bancorp	99
4	Verizon Communications, Inc.	139
2	Xcel Energy, Inc.	46
		1,237
	Total Common Stocks (Cost $4,816)	4,758

PRINCIPAL AMOUNT
	Asset-Backed Securities — 5.1%
	Cayman Islands — 0.3%
145	Nationstar NIM Trust, Series 2007-C, Class A, 8.00%, 06/25/37 (e) (i)	50
	United States — 4.8%
300	Capital One Multi-Asset Execution Trust, Series 2003-C1, Class C1, FRN, 5.27%, 03/15/11	300
	Citigroup Mortgage Loan Trust, Inc.,
99	Series 2006-WFH4, Class A1, FRN, 2.95%, 11/25/36	97
114	Series 2006-WMC1, Class A2B, FRN, 3.04%, 12/25/35	114
75	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB6, Class A21, FRN, 2.94%, 07/25/36	74
	Morgan Stanley ABS Capital I,
40	Series 2006-HE4, Class A1, FRN, 2.94%, 06/25/36	40
150	Series 2006-WMC1, Class A2B, FRN, 3.09%, 12/25/35	145
84	New Century Home Equity Loan Trust, Series 2005-C, Class A2B, FRN, 3.07%, 12/25/35	83
78	Wells Fargo Home Equity Trust, Series 2006-1, Class A2, FRN, 2.99%, 05/25/36	77
		930
	Total Asset-Backed Securities (Cost $1,073)	980
	Corporate Bonds — 36.9%
	Canada — 1.0%
50	Quebecor Media, Inc., 7.75%, 03/15/16	48
50	Quebecor World Capital Corp., 6.13%, 11/15/13 (d)	21
50	Quebecor World, Inc., 9.75%, 01/15/15 (d)	25
100	Videotron Ltee, 6.88%, 01/15/14	97
		191
	Cayman Islands — 0.5%
100	Seagate Technology HDD Holdings, 6.80%, 10/01/16	95
	Luxembourg — 0.4%
100	MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co., 6.88%, 12/15/11	75
	Netherlands — 0.2%
50	NXP BV/NXP Funding LLC, 7.88%, 10/15/14	49
	Singapore — 0.5%
100	Flextronics International Ltd., 6.25%, 11/15/14	95
	United Kingdom — 0.5%
100	Virgin Media Finance plc, 9.13%, 08/15/16	96
	United States — 33.8%
100	ACE Cash Express, Inc., 10.25%, 10/01/14 (e)	80
50	AES Corp. (The), 8.75%, 05/15/13 (e)	52
150	Alliance One International, Inc., 11.00%, 05/15/12	154
	Allied Waste North America, Inc.,
50	6.13%, 02/15/14	49
100	7.13%, 05/15/16	101
100	American Tire Distributors, Inc., FRN, 8.95%, 04/01/12	91
100	AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 7.13%, 05/20/16	101
100	Barrington Broadcasting Group LLC/Barrington Broadcasting Capital Corp., 10.50%, 08/15/14	88
100	Berry Plastics Holding Corp., 8.88%, 09/15/14	93
50	Block Communications, Inc., 8.25%, 12/15/15 (e)	48
50	Broder Brothers Co., 11.25%, 10/15/10	35
50	Calfrac Holdings LP, 7.75%, 02/15/15 (e)	48
100	CCH I Holdings LLC/CCH I Holdings Capital Corp., 11.00%, 10/01/15	78
100	Chiquita Brands International, Inc., 8.88%, 12/01/15	94
30	Citigroup Funding, Inc., 12.23%, 12/17/10	30
20	Collective Brands, Inc., 8.25%, 08/01/13	18

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INCOME FUNDS   3

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	United States — Continued
50	Community Health Systems, Inc., 8.88%, 07/15/15	52
125	Constar International, Inc., FRN, 6.44%, 02/15/12	109
60	Constellation Brands, Inc., 8.38%, 12/15/14	64
	Continental Airlines, Inc.,
100	7.49%, 10/02/10	99
85	9.56%, 09/01/19	76
40	Dean Foods Co., 7.00%, 06/01/16	37
	DIRECTV Holdings LLC/DIRECTV Financing Co.,
50	6.38%, 06/15/15	48
50	8.38%, 03/15/13	51
100	Encore Acquisition Co., 7.25%, 12/01/17	97
89	Eurofresh, Inc., 11.50%, 01/15/13 (e)	58
25	FireKeepers Development Authority, 13.88%, 05/01/15 (e)	25
100	Ford Motor Co., 7.45%, 07/16/31	75
100	Ford Motor Credit Co., LLC, 8.00%, 12/15/16	88
100	General Cable Corp., FRN, 5.07%, 04/01/15	89
160	General Motors Corp., 8.38%, 07/15/33	122
25	General Nutrition Centers, Inc., PIK, 7.20%, 03/15/14	22
75	Georgia-Pacific LLC, 7.13%, 01/15/17 (e)	74
100	Harland Clarke Holdings Corp., FRN, 7.81%, 05/15/15	72
100	HCA, Inc., 9.25%, 11/15/16	107
100	Holly Energy Partners LP, 6.25%, 03/01/15	91
100	Idearc, Inc., 8.00%, 11/15/16	65
50	Intcomex, Inc., 11.75%, 01/15/11	48
100	iPCS, Inc., FRN, 5.36%, 05/01/13	83
25	Jarden Corp., 7.50%, 05/01/17	23
100	JB Poindexter & Co., Inc., 8.75%, 03/15/14	73
100	Knowledge Learning Corp., Inc., 7.75%, 02/01/15 (e)	96
100	L-3 Communications Corp., 6.38%, 10/15/15	99
25	Land O’ Lakes, Inc., 9.00%, 12/15/10	26
50	Lamar Media Corp., 6.63%, 08/15/15	47
25	Lear Corp., 8.75%, 12/01/16	24
90	Level 3 Financing, Inc., 9.25%, 11/01/14	82
70	LVB Acquisition Merger Sub, Inc., 10.00%, 10/15/17 (e)	75
50	Mac-Gray Corp., 7.63%, 08/15/15	49
40	Mashantucket Western Pequot Tribe, 8.50%, 11/15/15 (e)	36
10	Mediacom LLC/Mediacom Capital Corp., 9.50%, 01/15/13	10
150	Medical Services Co., FRN, 10.21%, 10/15/11	134
50	Meritage Homes Corp., 7.00%, 05/01/14	43
50	MetroPCS Wireless, Inc., 9.25%, 11/01/14	49
100	Mosaic Co. (The), 7.62%, 12/01/14 (e)	107
75	NewPage Corp., 12.00%, 05/01/13	80
100	Omnicare, Inc., 6.88%, 12/15/15	91
100	PHI, Inc., 7.13%, 04/15/13	93
	Pilgrim’s Pride Corp,
50	7.63%, 05/01/15	48
25	8.38%, 05/01/17	22
100	PolyOne Corp., 8.88%, 05/01/12	102
25	Polypore, Inc., 8.75%, 05/15/12	25
100	Quality Distribution LLC/QD Capital Corp., 9.00%, 11/15/10 (i)	67
100	Qwest Corp., 7.63%, 06/15/15	100
100	Range Resources Corp., 7.50%, 05/15/16	102
50	RBS Global, Inc./Rexnord LLC, 8.88%, 09/01/16	48
100	RH Donnelley Corp., 6.88%, 01/15/13	64
100	Rite Aid Corp., 7.50%, 03/01/17	93
100	Sabine Pass LNG LP, 7.25%, 11/30/13	93
	Sanmina-SCI Corp.,
10	FRN, 5.55%, 06/15/10 (e)	10
20	FRN, 5.55%, 06/15/14 (e)	18
125	Seitel, Inc., 9.75%, 02/15/14	112
25	Seminole Hard Rock Entertainment, Inc., FRN, 5.30%, 03/15/14 (e)	21
100	Service Corp International, 7.00%, 06/15/17	100
25	Shingle Springs Tribal Gaming Authority, 9.38%, 06/15/15 (e)	22
100	Smithfield Foods, Inc., 7.75%, 05/15/13	100
25	Southwestern Energy Co., 7.50%, 02/01/18 (e)	26
100	Spansion, Inc., FRN, 6.20%, 06/01/13 (e)	75
100	Spectrum Brands, Inc., 7.38%, 02/01/15	67
50	SPX Corp., 7.63%, 12/15/14 (e)	52
50	Steinway Musical Instruments, Inc., 7.00%, 03/01/14 (e)	44
100	Sterling Chemicals, Inc., 10.25%, 04/15/15 (e)	100
10	Stewart Enterprises, Inc., 6.25%, 02/15/13	10
100	Swift Energy Co., 7.13%, 06/01/17	96
75	Team Health, Inc., 11.25%, 12/01/13	76
80	Tenet Healthcare Corp., 9.88%, 07/01/14	82
100	Terra Capital, Inc., 7.00%, 02/01/17	99
25	Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/01/15 (e)	26
50	Time Warner Telecom Holdings, Inc., 9.25%, 02/15/14	52
50	Unisys Corp., 12.50%, 01/15/16	52

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INCOME FUNDS        APRIL 30, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	United States — Continued
50	United Rentals North America, Inc., 6.50%, 02/15/12	47
50	Univision Communications, Inc., PIK, 9.75%, 03/15/15 (e)	36
100	Valassis Communications, Inc., 8.25%, 03/01/15	89
50	Vanguard Health Holding Co. II LLC, 9.00%, 10/01/14	51
25	Verso Paper Holdings LLC/Verso Paper, Inc., 9.13%, 08/01/14	26
25	Visant Corp., 7.63%, 10/01/12	25
100	Westlake Chemical Corp., 6.63%, 01/15/16	88
50	Williams Partners LP/Williams Partners Finance Corp., 7.25%, 02/01/17	52
25	Windstream Corp., 8.63%, 08/01/16	26
50	Wolverine Tube, Inc., 10.50%, 04/01/09	46
25	W&T Offshore, Inc., 8.25%, 06/15/14 (e)	25
		6,564
	Total Corporate Bonds (Cost $7,889)	7,165
	Collateralized Mortgage Obligations — 4.1%
	Non-Agency CMO — 4.1%
214	Greenpoint Mortgage Funding Trust, Series 2005-AR4, Class 4A1A, FRN, 3.21%, 10/25/45	177
205	Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A, FRN, 3.04%, 03/19/37	161
	WaMu Mortgage Pass Through Certificates,
183	Series 2005-AR2, Class 2A21, FRN, 3.22%, 01/25/45	152
186	Series 2005-AR15, Class A1A1, FRN, 3.16%, 11/25/45	154
181	Series 2005-AR17, Class A1A1, FRN, 3.17%, 12/25/45	150
	Total Collateralized Mortgage Obligations (Cost $738)	794
	Foreign Government Securities — 14.1%
	Argentina — 2.0%
	Republic of Argentina,
ARS 950	10.50%, 06/12/12	225
11	FRN, 3.09%, 08/03/12	6
ARS 462	VAR, 2.00%, 02/04/18	156
		387
	Brazil — 2.1%
BRL 80	Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/17	411
	Colombia — 1.6%
COP 520,000	Republic of Colombia, 11.75%, 03/01/10	302
	Egypt — 0.5%
EGP 500	Republic of Egypt, 8.75%, 07/18/12	94
	Hungary — 1.2%
HUF 38,500	Government of Hungary, 9.50%, 02/12/09	239
	Mexico — 1.2%
MXN 2,400	United Mexican States, 9.00%, 12/24/09	233
	South Africa — 0.7%
ZAR 1,040	Republic of South Africa, 13.00%, 08/31/10	145
	Turkey — 2.3%
	Republic of Turkey,
TRY 364	16.00%, 03/07/12	274
TRY 210	FRN, 17.70%, 01/12/11	176
		450
	Ukraine — 0.6%
120	Government of Ukraine, FRN, 6.39%, 08/05/09	122
	Venezuela — 1.9%
350	Petroleos de Venezuela S.A., 5.38%, 04/12/27	198
160	Republic of Venezuela, 10.75%, 09/19/13	165
		363
	Total Foreign Government Securities (Cost $2,822)	2,746
	Loan Assignments & Participations — 1.8%
	Health Care Providers & Services — 0.5%
8	IASIS Healthcare, Term Loan B,
	2.62%, 03/15/14	8
91	IASIS Healthcare, Term Loan B SY LC,
	4.88%, 03/14/14	87
		95
	Independent Power Producers & Energy Traders — 0.4%
29	NRG Energy, Inc. (Opco), Credit Linked Deposit, 2.60%, 06/08/14	28
	NRG Energy, Inc. (Opco), Term Loan B,
14	4.20%, 06/08/14	14
46	4.20%, 06/08/14	44
		86
	Industrial Machinery — 0.4%
	Baldor Electric Co., Term Loan,
50	4.69%, 01/31/14	47
41	4.69%, 01/31/14	39
		86

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INCOME FUNDS   5

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	IT Services — 0.5%
	First Data Corp., Initial B3 Term Loan,
93	5.35%, 09/24/14	88
7	5.45%, 09/24/14	6
		94
	Total Loan Assignments & Participations (Cost $369)	361

SHARES
	Preferred Stocks - 1.3%
	Germany — 0.2%
—(h)	RWE AG	46
	United States — 1.1%
3	Apartment Investment & Management Co., Series U, 7.50%, 03/24/09 (x)	74
2	Kilroy Realty Corp., Series F, 7.50%, 12/08/09 (x)	34
1	PS Business Parks, Inc., Series K, 7.95%, 06/30/09 (x)	33
2	Public Storage, Series M, 6.63%, 01/09/12 (x)	34
1	Taubman Centers, Inc., Series G, 8.00%, 11/23/09 (x)	34
		209
	Total Preferred Stocks (Cost $251)	255

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	U.S. Treasury Obligation — 0.3%
60	U.S. Treasury Notes, 3.25%, 01/15/09 (k) (Cost $61)	61
	Total Long-Term Investments (Cost $18,019)	17,120

SHARES
Short-Term Investment — 6.6%
	Investment Company — 6.6%
1,280	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $1,280)	1,280
	Total Investments — 94.8% (Cost $19,299)	18,400
	Other Assets in Excess of Liabilities — 5.2%	1,013
	NET ASSETS — 100.0%	$19,413

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INCOME FUNDS        APRIL 30, 2008

Summary of Investments by Industry, April 30, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Foreign Government Securities	14.9%
Oil, Gas & Consumable Fuels	6.3
Diversified Telecommunication Services	5.3
Asset-Backed Securities	5.3
Media	4.6
Collateralized Mortgage Obligations	4.3
Commercial Banks	4.1
Chemicals	3.1
Commercial Services & Supplies	2.3
Health Care Providers & Services	2.3
Tobacco	2.2
Food Products	2.1
Electric Utilities	1.9
Industrial Conglomerates	1.9
Automobiles	1.8
Insurance	1.8
Pharmaceuticals	1.7
Real Estate Investment Trusts (REITs)	1.5
Energy Equipment & Services	1.4
Capital Markets	1.3
Diversified Financial Services	1.3
Multi-Utilities	1.3
Semiconductors & Semiconductor Equipment	1.3
Wireless Telecommunication Services	1.2
Containers & Packaging	1.1
Airlines	1.0
Electrical Equipment	1.0
Paper & Forest Products	1.0
Others (each less than 1.0%)	13.7
Short-Term Investment	7.0

Portfolio Composition by Country*

United States	55.2%
France	3.3
Brazil	3.1
Netherlands	3.0
Turkey	2.5
United Kingdom	2.5
Argentina	2.1
Italy	2.1
Venezuela	2.0
Germany	1.9
Colombia	1.6
Hungary	1.3
Mexico	1.3
Australia	1.2
Canada	1.0
Others (each less than 1.0%)	8.9
Short-Term Investment	7.0

*	Percentages indicated are based upon total investments as of April 30, 2008. The Fund’s composition is subject to change.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INCOME FUNDS   7

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
13	E-mini S&P 500 Index	June, 2008	901	48

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,500,000 MXN	05/30/08	237	237	—	(h)

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
140,000 EUR	06/30/08	220	218	2
2,500,000 MXN	05/30/08	238	237	1
		458	455	3

ABBREVIATIONS AND DEFINITIONS:

ADR—	American Depositary Receipt

ARS—	Argentine Peso

BRL—	Brazilian Real

CMO—	Collateralized Mortgage Obligation

COP—	Colombian Peso

CVA—	Dutch Certification

EGP—	Egyptian Pound

EUR—	Euro

FRN—	Floating Rate Note. The interest rate shown is the rate in effect as of April 30, 2008.

HUF—	Hungarian Forint

MXN—	Mexican Peso

PIK—	Payment-In-Kind

TRY—	New Turkish Lira

VAR—	Variable Rate Note. The interest rate shown is the rate in effect as of April 30, 2008.

ZAR—	South African Rand

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(d)—	Defaulted Security.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	All or a portion of these securities are reserved for current or potential holdings with the custodian for forward foreign currency contracts.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2008.

The value and percentage of the investments that apply the fair valuation policy for the international investments as described in Note 2A are approximately $3,242,000 and 17.6%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INCOME FUNDS        APRIL 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2008        JPMORGAN INCOME FUNDS   9

STATEMENT OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$17,120
Investments in affiliates, at value	1,280
Total investment securities, at value	18,400
Cash	788
Foreign currency, at value	58
Receivables:
Investment securities sold	36
Interest and dividends	243
Tax reclaims	2
Unrealized appreciation on forward foreign currency exchange contracts	3
Due from Advisor	7
Total Assets	19,537

LIABILITIES:
Payables:
Investment securities purchased	46
Variation margin on futures contracts	4
Accrued liabilities:
Distribution fees	—	(b)
Custodian and accounting fees	17
Trustees’ and Chief Compliance Officer’s fees	—	(b)
Other	57
Total Liabilities	124
Net Assets	$19,413

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INCOME FUNDS        APRIL 30, 2008

Income Builder Fund
NET ASSETS:
Paid in capital	$20,986
Accumulated undistributed (distributions in excess of) net investment income	136
Accumulated net realized gains (losses)	(862)
Net unrealized appreciation (depreciation)	(847)
Total Net Assets	$19,413

Net Assets:
Class A	$97
Class C	96
Select Class	19,220
Total	$19,413

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	10
Class C	10
Select Class	2,085

Net Asset Value:
Class A — Redemption price per share	$9.22
Class C — Offering price per share (a)	9.21
Select Class — Offering and redemption price per share	9.22
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$9.65

Cost of investments in non-affiliates	$18,019
Cost of investments in affiliates	1,280
Cost of foreign currency	57

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INCOME FUNDS   11

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

Income Builder Fund
INVESTMENT INCOME:
Dividend income	$106
Dividend income from affiliates (a)	44
Interest income	527
Foreign taxes withheld	(7)
Total investment income	670

EXPENSES:
Investment advisory fees	43
Administration fees	10
Distribution fees:
Class A	— (b)
Class C	— (b)
Shareholder servicing fees:
Class A	— (b)
Class C	— (b)
Select Class	24
Custodian and accounting fees	34
Interest expense	— (b)
Professional fees	49
Trustees’ and Chief Compliance Officer’s fees	— (b)
Printing and mailing costs	10
Registration and filing fees	1
Transfer agent fees	5
Other	2
Total expenses	178
Less amounts waived	(76)
Less earnings credits	— (b)
Less expense reimbursements	(35)
Net expenses	67
Net investment income (loss)	603

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(551)
Futures	(157)
Foreign currency transactions	(21)
Net realized gain (loss)	(729)
Change in net unrealized appreciation (depreciation) of:
Investments	(702)
Futures	39
Foreign currency translations	— (b)
Unfunded commitments	— (b)
Change in net unrealized appreciation (depreciation)	(663)
Net realized/unrealized gains (losses)	(1,392)
Change in net assets resulting from operations	$(789)

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INCOME FUNDS        APRIL 30, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Income Builder Fund
	Six Months Ended 4/30/2008 (Unaudited)	Period Ended 10/31/2007 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$603	$498
Net realized gain (loss)	(729)	(112)
Change in net unrealized appreciation (depreciation)	(663)	(184)
Change in net assets resulting from operations	(789)	202

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3)	(2)
Class C
From net investment income	(2)	(2)
Select Class
From net investment income	(585)	(392)
Total distributions to shareholders	(590)	(396)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	590	20,396

NET ASSETS:
Change in net assets	(789)	20,202
Beginning of period	20,202	—
End of period	$19,413	$20,202
Accumulated undistributed (distributions in excess of) net investment income	$136	$123

(a)	Commencement of operations was May 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INCOME FUNDS   13

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Income Builder Fund
	Six Months Ended 4/30/2008 (Unaudited)		Period Ended 10/31/2007 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—		$100
Dividends and distributions reinvested	3		2
Change in net assets from Class A capital transactions	$3		$102
Class C
Proceeds from shares issued	$—		$100
Dividends and distributions reinvested	2		2
Change in net assets from Class C capital transactions	$2		$102
Select Class
Proceeds from shares issued	$—		$19,800
Dividends and distributions reinvested	585		392
Change in net assets from Select Class capital transactions	$585		$20,192

Total change in net assets from capital transactions	$590		$20,396

SHARE TRANSACTIONS:
Class A
Issued	—		10
Reinvested	—	(b)	—	(b)
Change in Class A Shares	—	(b)	10
Class C
Issued	—		10
Reinvested	—	(b)	—	(b)
Change in Class C Shares	—	(b)	10
Select Class
Issued	—		1,980
Reinvested	64		41
Change in Select Class Shares	64		2,021

(a)	Commencement of operations was May 31, 2007.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INCOME FUNDS        APRIL 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2008        JPMORGAN INCOME FUNDS   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Income Builder Fund
Class A
Six Months Ended April 30, 2008 (Unaudited)	$9.90	$0.28	$(0.68)	$(0.40)	$(0.28)	$9.22
May 31, 2007 (e) through October 31, 2007	10.00	0.24	(0.15)	0.09	(0.19)	9.90

Class C
Six Months Ended April 30, 2008 (Unaudited)	9.89	0.26	(0.69)	(0.43)	(0.25)	9.21
May 31, 2007 (e) through October 31, 2007	10.00	0.22	(0.16)	0.06	(0.17)	9.89

Select Class
Six Months Ended April 30, 2008 (Unaudited)	9.90	0.29	(0.68)	(0.39)	(0.29)	9.22
May 31, 2007 (e) through October 31, 2007	10.00	0.25	(0.15)	0.10	(0.20)	9.90

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of operations.

(f)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INCOME FUNDS        APRIL 30, 2008

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b) (c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

(4.05)%	$97	0.95%		6.08%	2.12%	34%
0.94	101	0.96	(f)	5.85	3.18	30

(4.31)	96	1.45		5.58	2.62	34
0.69	101	1.46	(f)	5.35	3.68	30

(3.93)	19,220	0.70		6.33	1.87	34
1.03	20,000	0.71	(f)	6.09	2.93	30

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INCOME FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
Income Builder Fund	Class A, Class C and Select Class

The Fund commenced operations on May 31, 2007. Currently the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

Effective February 29, 2008, the maximum sales charges incurred on sales of Class A Shares of the Fund changed to 4.50% from 3.75%.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives shall generally be valued each day by third party broker-dealers or counterparties or by independent or affiliated pricing services approved by the Board of Trustees. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B.  Restricted and Illiquid — The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

18   JPMORGAN INCOME FUNDS        APRIL 30, 2008

The following is the market value and percentage of net assets of illiquid securities as of April 30, 2008 (amounts in thousands):

Amount	Percentage
$117	0.6%

C.  Loan Participations and Assignments — The Fund may invest in loan participations and assignments of all or a portion of loans. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Fund has direct rights against the borrower on a loan when it purchases an assignment. As a result, the Fund assumes the credit risk of the borrower, and with respect to loan participations, the Selling Participant and any other persons interpositioned between the Fund and the borrower (“Intermediate Participants”). The Fund may not benefit directly from the collateral supporting the senior loan in which it has purchased the loan participation.

D.  Futures Contracts — The Fund may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Fund realizes a gain or loss.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

As of April 30, 2008, the Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

E.  Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

G.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

I.  Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invest.

APRIL 30, 2008        JPMORGAN INCOME FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

J. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

K. Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

L. Recent Accounting Pronouncements — In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.45% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Fund in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended April 30, 2008, was approximately $2,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2008, the annualized effective rate was 0.10% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2008, the Distributor did not retain any fees.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares.

20   JPMORGAN INCOME FUNDS        APRIL 30, 2008

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
0.95%	1.45%	0.70%

The contractual expense limitation agreements were in effect for the six months ended April 30, 2008. The expense limitation percentages in the table above are in place until at least February 28, 2009.

For the six months ended April 30, 2008, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$43	$9	$24	$76	$35

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2008, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor

The Fund may use related party broker/dealers. For the six months ended April 30, 2008, the Fund incurred approximately $13 in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$6,718	$5,632

During the period ended April 30, 2008, there were no purchases or sales of U.S. Government securities.

APRIL 30, 2008        JPMORGAN INCOME FUNDS   21

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2008, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$19,299	$412	$1,311	$(899)

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2008, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor. From time to time, the Fund’s investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, including sub-prime securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

A Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

At April 30, 2008, the Fund invested approximately 55.2% of its total investments in the United States.

8. Subsequent Event

JPMorgan Chase & Co. announced on May 31, 2008 that it completed its acquisition of The Bear Stearns Companies Inc. on May 30, 2008.

22   JPMORGAN INCOME FUNDS        APRIL 30, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2007, and continued to hold your shares at the end of the reporting period, April 30, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2007	Ending Account Value, April 30, 2008	Expenses Paid During November 1, 2007 to April 30, 2008*	Annualized Expense Ratio
Income Builder Fund
Class A
Actual	$1,000.00	$959.50	$4.63	0.95%
Hypothetical	1,000.00	1,020.14	4.77	0.95
Class C
Actual	1,000.00	956.90	7.05	1.45
Hypothetical	1,000.00	1,017.65	7.27	1.45
Select Class
Actual	1,000.00	960.70	3.41	0.70
Hypothetical	1,000.00	1,021.38	3.52	0.70

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

APRIL 30, 2008        JPMORGAN INCOME FUNDS   23

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. April 2008.	SAN-INCBUILD-408

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)   (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e)  (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

July 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

July 8, 2008

By:	/s/____________________________

Patricia A. Maleski

Principal Financial Officer

July 8, 2008